Filed Pursuant to Rule 497
Registration No. 333-203511

PROSPECTUS SUPPLEMENT

(To prospectus dated August 24, 2016)

Up to $150,000,000

6.25% Notes due 2024

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments.

We have entered into a Debt Distribution Agreement, dated October 11, 2016, or the Distribution Agreement, pursuant to which we may offer for sale, from time to time, up to $150,000,000 in aggregate principal amount of 6.25% notes due 2024, or the “Notes,” through FBR Capital Markets & Co., acting as our sales agent, or the “Agent.” Sales of the Notes, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, or the “Securities Act,” including sales made directly on the New York Stock Exchange, or “NYSE,” or similar securities exchange or sales made through a market maker other than on an exchange at prices related to prevailing market prices or at negotiated prices.

The Agent will receive a commission from us equal to up to 2.00% of the gross sales of any Notes sold through the Agent under the Distribution Agreement. The Agent is not required to sell any specific principal amount of Notes, but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the Notes offered by this prospectus supplement and the accompanying prospectus. See “Plan of Distribution” beginning on page S-22 of this prospectus supplement.

The Notes offered hereby will be a further issuance of, are fungible with, rank equally in right of payment with, and form a single series for all purposes under the indenture governing the Notes including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with each of the $103,000,000, $72,945,050 and $69,000,000 aggregate principal amount of 6.25% notes due 2024 initially issued by us on July 14, 2014, May 2, 2016, and June 27, 2016, respectively, or the “Existing Notes.” The Existing Notes and the Notes will mature on July 30, 2024. We will pay interest on the Notes on January 30, April 30, July 30 and October 30 of each year, beginning on October 30, 2016. Any purchaser of the Notes will pay for any interest accrued from the interest payment date preceding the issuance date of the Notes up to, but excluding, the issuance date of the Notes. We may redeem the Notes in whole or in part at any time or from time to time, at the redemption price set forth under “Specific Terms of the Notes and the Offering—Optional Redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof. From October 11, 2016, the date that we commenced this offering, through November 7, 2016, we sold 140,750 Notes in an aggregate principal amount of $3.6 million at an average price of $25.61 for aggregate net proceeds of $3.6 million.

The Notes will be our direct unsecured obligations and rank pari passu, or equally in right of payment, with all outstanding and future unsecured unsubordinated indebtedness issued by Hercules Capital, Inc.

The Existing Notes are listed on the NYSE, and trade on the NYSE under the symbol “HTGX.” We intend to list the Notes offered hereby on the NYSE under the same trading symbol. The Notes are expected to trade “flat,” which means that purchasers in the secondary market will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not reflected in the trading price.

On November 7, 2016, there were 140,750 Notes issued and outstanding and the last reported sales price on the NYSE of the Notes was $25.48 per Note.

An investment in the Notes involves risks that are described in the “Supplementary Risk Factors” section beginning on page S-14 in this prospectus supplement and the “Risk Factors” section beginning on page 11 of the accompanying prospectus.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in the Notes. Please read this prospectus supplement and the accompanying prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, or by telephone by calling collect at (650) 289-3060 or on our website at www.htgc.com. The information on the websites referred to herein is not incorporated by reference into this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains information about us.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about the third trading date following the date of purchase.

FBR

The date of this prospectus supplement is November 14, 2016.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the Agent has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Agent is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front cover of this prospectus supplement or such prospectus, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading, “Available Information” before investing in our Notes.

We further note that the representations, warranties and covenants made by us in any agreement that is filed as an exhibit to this prospectus supplement document and accompanying prospectus were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to you. Moreover, such representations, warranties or covenants were accurate only as of the date when made. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of our affairs.

Prospectus Supplement

Prospectus

S-i

S-ii

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus supplement and the accompanying prospectus and the documents that are referenced in this prospectus supplement and the accompanying prospectus, together with any accompanying supplements. In this prospectus supplement and the accompanying prospectus, unless the context otherwise requires, the “Company,” “Hercules Capital,” “Hercules,” “we,” “us” and “our” refer to Hercules Capital, Inc., formerly known as Hercules Technology Growth Capital, Inc., and our wholly-owned subsidiaries. On March 6, 2012, we entered into an indenture (the “Base Indenture”) between us and U.S. Bank National Association (the “Trustee”). On July 14, 2014, we and the Trustee entered into the third supplemental indenture to the Base Indenture (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) relating to our issuance, offer and sale of the Existing Notes. We will issue the Notes offered hereby under the same Third Supplemental Indenture. The Notes offered hereby will be a further issuance of, are fungible with, rank equally in right of payment with, and form a single series for all purposes with the Existing Notes. Unless otherwise indicated, the Notes offered hereby and the Existing Notes are collectively referred to herein as the “Notes.” The Notes offered hereby and the Existing Notes will be treated as a single series for all purposes under the Indenture and the Third Supplemental Indenture including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting.

Our Company

We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a broadly diversified variety of technology, life sciences and sustainable and renewable technology industries. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended, or the “1940 Act.” Effective January 1, 2006, we elected to be treated for tax purposes as a regulated investment company, or “RIC,” under the Internal Revenue Code of 1986, as amended, or the “Code.”

As of September 30, 2016, our total assets were approximately $1.4 billion, of which our investments comprised $1.3 billion at fair value and $1.4 billion at cost. Since inception through September 30, 2016, we have made debt commitments of over $6.3 billion to our portfolio companies.

We also make investments in qualifying small businesses through our two wholly owned small business investment companies, or “SBICs.” Our SBIC subsidiaries, Hercules Technology II, L.P., or “HT II,” and Hercules Technology III, L.P., or “HT III,” hold approximately $100.4 million and $252.7 million in assets, respectively, and accounted for approximately 5.5% and 14.0% of our total assets, respectively, prior to consolidation at September 30, 2016. As of September 30, 2016, the maximum statutory limit on the dollar amount of combined outstanding Small Business Administration, or the “SBA,” guaranteed debentures is $350.0 million, subject to periodic adjustments by the SBA. In aggregate, at September 30, 2016, with our net investment of $118.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. At September 30, 2016, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries. See “Regulation—Small Business Administration Regulations” in the accompanying prospectus for additional information regarding our SBIC subsidiaries.

As of September 30, 2016, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 34 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Organizational Chart

The following chart summarizes our organizational structure as of November 7, 2016. This chart is provided for illustrative purposes only.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies due to the complexity of evaluating risk in these investments; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies typically include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders generally refrain from entering the structured debt financing marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved. The venture capital market for the technology-related companies in which we invest has been active. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe many technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period sometimes required prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from warrant and equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities (typically between 24—48 months), security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, including select publicly listed companies and select special opportunity lower middle market companies that require additional capital to fund acquisitions, recapitalizations and refinancings and established-stage companies.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive SQL database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance.

Recent Developments

Dividend Distribution Declaration

On October 26, 2016, our board of directors (the “Board of Directors”) declared a cash dividend distribution of $0.31 per share to be paid on November 21, 2016 to stockholders of record as of November 14, 2016. This dividend distribution represents our forty-fifth consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date to $12.47 per share.

2024 Notes ATM Program

Subsequent to September 30, 2016 and as of November 7, 2016, we sold 140,750 Notes for approximately $3.6 million in aggregate principal amount. As of November 7, 2016 approximately $146.4 million in aggregate principal amount remains available for issuance and sale under the debt distribution agreement.

ATM Equity Program Issuances

Subsequent to September 30, 2016 and as of November 7, 2016, we sold 786,000 shares of common stock for total accumulated net proceeds of approximately $10.6 million, including $107,000 of offering expenses, under our ATM equity distribution agreement with JMP. As of November 7, 2016 approximately 2.4 million shares remain available for issuance and sale under the equity distribution agreement.

Employee Additions

In September 2016, we hired Paul Gibson as Managing Director in the Technology Group in Hercules’ Washington DC office. Mr. Gibson is a seasoned executive with more than 20 years of commercial banking experience, including more than 13 years in venture lending, focused on structuring financial transactions for growth technology and life sciences-related companies.

Closed and Pending Commitments

As of November 7, 2016, we have:

•	Closed debt and equity commitments of approximately $50.8 million to new and existing portfolio companies and funded approximately $52.0 million subsequent to September 30, 2016.

•	Pending commitments (signed non-binding term sheets) of approximately $150.0 million. The table below summarizes our year-to-date closed and pending commitments as follows:

Closed Commitments and Pending Commitments (in millions)
January 1—September 30, 2016 Closed Commitments	$603.0
Q4 2016 Closed Commitments (as of November 7, 2016)(a)	$50.8
Pending Commitments (as of November 7, 2016)(b)	$150.0

Closed and Pending Commitments as of November 7, 2016	$803.8

a.	Closed Commitments may include renewals of existing credit facilities. Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.
b.	Not all pending commitments (signed non-binding term sheets) are expected to close and they do not necessarily represent any future cash requirements.

Portfolio Company Developments

As of November 7, 2016, we held warrants or equity positions in four companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings. All four companies filed confidentially under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). There can be no assurance that these companies will complete their initial public offerings in a timely manner or at all. In addition, subsequent to September 30, 2016, Napo Pharmaceuticals, a company that focuses on the development and commercialization of proprietary pharmaceuticals for the global marketplace in collaboration with local partners, signed a non-binding letter-of-intent to merge with our portfolio company Jaguar Animal Health, Inc. in October of 2016.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, New York, NY, Washington, DC, Santa Monica, CA, Hartford, CT, and San Diego, CA. We maintain a website on the Internet at www.htgc.com. We make available, free of charge, on our website our proxy statement, annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Information contained in our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and supplements the accompanying prospectus that is attached to the back of this prospectus supplement. On July 14, 2014, we and the Trustee entered into the Third Supplemental Indenture to the Indenture, between us and the Trustee, dated March 6, 2012, relating to our issuance, offer and sale of the Existing Notes. We will issue the Notes offered hereby under the same Third Supplemental Indenture. The Notes offered hereby will be a further issuance of, are fungible with, rank equally in right of payment with, and form a single series for all purposes with the Existing Notes. Unless otherwise indicated, the Notes offered hereby and the Existing Notes are collectively referred to herein as the “Notes.” The Notes offered hereby and the Existing Notes will be treated as a single series for all purposes under the Indenture and the Third Supplemental Indenture including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting. This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes in the accompanying prospectus under the heading “Description of Our Debt Securities” before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the Indenture governing the Notes.

Issuer	Hercules Capital, Inc.

Title of the securities	6.25% Notes due 2024.

Initial aggregate principal amount being offered	Up to $150,000,000.

Manner of offering	“At the market” offering that may be made, from time to time, through the Agent, as sales agent, using commercially reasonable efforts. See “Plan of Distribution.”

Principal payable at maturity	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Trustee in The City of New York or at such other office designated by the Trustee.

Type of Note	Fixed rate note.

Listing	The Existing Notes are listed on the NYSE and trade on the NYSE under the symbol “HTGX.” We intend to list the Notes offered hereby on the NYSE under the same trading symbol.

Interest rate	6.25% per year.

Day count basis	360-day year of twelve 30-day months.

Issue date of the Notes	The third trading date following the date of the “at the market” purchase of the Notes.

Stated maturity date	July 30, 2024.

Date interest starts accruing on the Notes	The interest payment date prior to the “at the market” purchase of the Notes.

Interest payment dates for the Notes	Each January 30, April 30, July 30, and October 30, commencing October 30, 2016. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods for the Notes	The interest period for the Notes will be the period from the interest payment date preceding the issuance date of any Notes to, but excluding, the next interest payment date or the stated maturity date, as the case may be, and any purchaser of Notes will be required to pay for any interest accrued from the interest payment date preceding the issuance date of the Notes up to, but excluding, the issuance date of the Notes.

Regular record dates for interest	Each January 15, April 15, July 15 and October 15.

Specified currency	U.S. Dollars

Place of payment	New York City or such other office designated by the Trustee

Ranking of Notes	The Notes will be our general unsecured obligations and will rank:

•

pari passu with our other outstanding and future unsecured indebtedness, including, without limitation, the approximately $64.5 million of 7.00% Senior Notes due April 30, 2019 (the “April 2019 Notes”); the approximately $45.9 million of 7.00% Senior Notes due September 30, 2019 (the “September 2019 Notes” and together with the April 2019 Notes, the “2019 Notes”); and the approximately $244.9 million of Existing Notes, each as of November 7, 2016.

•	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes.

•

effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the $75.0 million revolving senior secured credit facility with MUFG Union Bank, N. A. (the “Union Bank Facility”).

•

structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including, without limitation, the indebtedness of HT II and HT III, borrowings under the $120.0 million revolving senior secured credit facility with Wells Fargo Capital Finance, LLC, (the “Wells Facility”), borrowings under the Union Bank Facility and the approximately $114.3 million of fixed-rate asset-backed notes (the “Asset-Backed Notes”), each as of November 7, 2016. Note that there were no borrowings outstanding under the Wells Facility or Union Bank Facility as of November 7, 2016.

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City, or in such other place of payment designated by the Trustee, are authorized or required by law or executive order to close.

Optional redemption	We may redeem in whole or in part at any time, or from time to time, at our option on or after July 30, 2017 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the Indenture and the 1940 Act.

If we redeem only some of the Notes, the Trustee or The Depository Trust Company, or DTC, as applicable, will determine the method for selection of the particular Notes to be redeemed, in accordance with the Indenture and the 1940 Act, in each case, to the extent applicable. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Sinking fund	The Notes will not be subject to any sinking fund.

Repayment at option of Holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Defeasance and covenant defeasance	The Notes are subject to defeasance by us.

The Notes are subject to covenant defeasance by us.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. Except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC.

Trustee, Paying Agent and Security Registrar	U.S. Bank National Association

Other covenants	In addition to the covenants described in the prospectus attached to this prospectus supplement, the following covenants shall apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Risk Factor—Risks Related to our Business Structure—Legislation may allow us to incur additional leverage”, in the accompanying prospectus.

•

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the BDC’s status as a regulated investment company under Subchapter M of the Code. Currently, these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles, as applicable.

Modifications to events of default	The following events of default, as described in the prospectus attached to this prospectus supplement:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

•	On the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%.

with respect to the Notes has been revised to read as follows:

•	We do not pay the principal of, or any premium on, any Note on its due date.

•	On the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%, giving effect to any exemptive relief granted to us by the SEC.

Global Clearance and Settlement Procedures	Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the issuer, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Further issuances	We have the ability to issue additional debt securities under the Indenture with terms different from the Notes and, without the consent of the holders thereof, to reopen the Notes and issue additional Notes.

Use of Proceeds	We estimate that the net proceeds we receive from the sale of the $150,000,000 aggregate principal amount of Notes in this offering will be approximately $147.88 million after deducting the Agent’s discount of approximately $1.63 million payable by us and estimated offering expenses of approximately $500,000 payable by us. We expect to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objective and for other general corporate purposes.

Governing Law	The Notes and the Indenture are governed by and construed in accordance with the laws of the State of New York.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus supplement and the accompanying prospectus, as well as in future oral and written statements by management of Hercules Capital, Inc. (formerly known as Hercules Technology Growth Capital, Inc.) that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a BDC, a SBIC and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus supplement and the accompanying prospectus, please see the discussion under “Supplementary Risk Factors” in this prospectus supplement and “Risk Factors” in the accompanying prospectus.

You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made and are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

Industry and Market Data

We have compiled certain industry estimates presented in this prospectus supplement and the accompanying prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our securities, including the Notes, could be materially adversely affected.

SUPPLEMENTARY RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below and those set forth in the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in our securities. The risks set out below and in the accompanying prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected which could materially adversely affect our ability to repay principal and interest on the Notes. In addition, the market price of the Notes and our net asset value could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in the accompanying prospectus, are the principal risk factors associated with an investment in our securities, including the Notes, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Related to the Notes

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of November 7, 2016, we had no outstanding borrowings under our Union Bank Facility, which is secured by debt investments in our portfolio companies and related assets, and no outstanding borrowings under our Wells Facility, which is secured by loans in the borrowing base for the Wells Facility.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of Hercules Capital, Inc. and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. A significant portion of the indebtedness required to be consolidated on our balance sheet is held through our SBIC subsidiaries. For example, at November 7, 2016, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries. The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the Notes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in the accompanying prospectus for more detail on the SBA-guaranteed debentures.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors), if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise.

As of November 7, 2016, we had no outstanding borrowings under our Wells Facility, no outstanding borrowings under our Union Bank Facility and approximately $190.2 million of indebtedness outstanding incurred by our SBIC subsidiaries, HT II and HT III. All of such indebtedness would be structurally senior to the Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The Indenture under which the Notes will be issued will contain limited protection for holders of the Notes.

The Indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the Indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the Indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect to any exemptive relief granted to us by the SEC (currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings);

•

pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the BDC’s status as a regulated investment company under Subchapter M of the Code (currently, these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase);

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the Indenture will not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the Indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of our current debt instruments include more protections for their holders than the Indenture and the Notes. See “Risk Factors—In addition to regulatory requirements that restrict our ability to raise capital, our Union Bank Facility and Wells Facility, the 2019 Notes and the Existing Notes contain various covenants which, if not complied with, could accelerate repayment under the facility or require us to repurchase the 2019 Notes and the Existing Notes thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends” in the accompanying prospectus. In addition, other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for, and trading levels and prices of, the Notes.

Our amount of debt outstanding may increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding debt;

•

resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our financing arrangements, which event of default could result in substantially all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our financing arrangements; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

Our ability to meet our payment and other obligations under our financing arrangements depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our financing arrangements or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt.

The optional redemption provision may materially adversely affect your return on the Notes.

The Notes will be redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Notes being redeemed.

An active trading market for the Notes may not develop or be maintained, which could limit the market price of the Notes or your ability to sell them.

Although the Existing Notes are listed on the NYSE under the trading symbol “HTGX”, and we intend to list the Notes offered hereby under the same trading symbol, we cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. We cannot assure you that a liquid trading market will develop or be maintained for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop or is not maintained, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

A downgrade, suspension or withdrawal of a credit rating assigned by a rating agency to us or our unsecured debt, if any, or change in the debt markets could cause the liquidity or market value of the Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. We do not undertake any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings. There can be no assurance that our credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agencies if in their judgment future circumstances relating to the basis of the credit ratings, such as adverse changes in our company, so warrant. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Notes.

If we Default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness, including a default under the Wells Facility, the Union Bank Facility, the 2019 Notes and the Asset-Backed Notes or other indebtedness to which we may be a party, that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness, could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Wells Facility and the Union Bank Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the Wells Facility or Union Bank Facility or the required holders of our 2019 Notes, Asset-Backed Notes or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Wells Facility, Union Bank Facility, the 2019 Notes, or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default under the Wells Facility or Union Bank Facility, the 2019 Notes, the Asset-Backed Notes or other debt, as applicable, the lenders or holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Wells Facility and the Union Bank Facility, could proceed against the collateral securing the debt. Because the Wells Facility and the Union Bank Facility have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Wells Facility, Union Bank Facility, the 2019 Notes, or the Asset-Backed Notes or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Specific Terms of the Notes and the Offering” in this prospectus supplement.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Notes as well as, after December 31, 2018, to payments made upon maturity, redemption, or sale of the Notes, unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Notes. See “United States Federal Income Tax Matters—Taxation of Note Holders—FATCA” in this prospectus supplement for further information.

Risks Related to our Business Structure

We may be subject to restrictions on our ability to pay dividends and other distributions.

Restrictions imposed on the declaration of dividends or other distributions to holders of our common stock, by both the 1940 Act and by requirements imposed by rating agencies, might impair our ability to be subject to U.S. federal income taxation as a RIC. While we intend to prepay our Notes and other debt to the extent necessary to enable us to distribute our income as required to maintain our ability to be subject to U.S. federal income taxation as a RIC, there can be no assurance that such actions can be effected in time to satisfy the requirements set forth in the Code.

Because we have substantial indebtedness, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leverage would cause the net asset value, or NAV, attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause the NAV attributable to our common stock to decline more than it otherwise would have had we not used leverage. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock.

Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. If we are not able to service our substantial indebtedness, our business could be harmed materially.

Our secured credit facilities, the Wells Facility and Union Bank Facility, our 2019 Notes, our Existing Notes and our Asset-Backed Notes contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.

As of November 7, 2016, we had no outstanding borrowings under the Wells Facility and Union Bank Facility. As of November 7, 2016, we had approximately $190.2 million of indebtedness outstanding incurred by our SBIC subsidiaries, approximately $110.4 million in aggregate principal amount of the 2019 Notes, approximately $244.9 million in aggregate principal amount of Existing Notes and approximately $114.3 million in aggregate principal amount of Asset-Backed Notes.

There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

As a BDC, generally, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. As of September 30, 2016 our asset coverage ratio under our regulatory requirements as a BDC was 259.6% excluding our SBIC debentures as a result of our exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio. Total leverage when including our SBA debentures was 213.7% at September 30, 2016.

Based on assumed leverage equal to 87.9% of our net assets as of September 30, 2016, our investment portfolio would have been required to experience an annual return of at least 2.7% to cover annual interest payments on our additional indebtedness.

Risks Related to our Investments

The potential inability of our portfolio companies’ in the healthcare industry to charge desired prices with respect to prescription drugs could impact their revenues and in turn their ability to repay us.

Some of our portfolio companies in the healthcare industry are subject to risks associated with the pricing for prescription drugs. It is uncertain whether customers of our healthcare industry portfolio companies will continue to utilize established prescription drug pricing methods, or whether other pricing benchmarks will be adopted for establishing prices within the industry. Legislation may lead to changes in the pricing for Medicare and Medicaid programs. Regulators have conducted investigations into the use of prescription drug pricing methods for federal program payment, and whether such methods have inflated drug expenditures by the Medicare and Medicaid programs. Federal and state proposals have sought to change the basis for calculating payment of certain drugs by the Medicare and Medicaid programs. Any changes to the method for calculating prescription drug costs may reduce the revenues of our portfolio companies in the healthcare industry which could in turn impair their ability to timely make any principal and interest payments owed to us.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of the $150,000,000 aggregate principal amount of Notes in this offering will be approximately $147.88 million based on a public offering of 100.00% of par, after deducting the Agent’s discount of approximately $1.63 million payable by us and estimated offering expenses of approximately $500,000 payable by us.

We expect to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objective and for working capital and other general corporate purposes.

We intend to seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof consistent with our investment objective. We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within three to six months, depending on market conditions. We anticipate that the remainder will be used for working capital and general corporate purposes, including potential payments or distributions to shareholders. Pending such use, we will invest a portion of the net proceeds of this offering in short-term investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in accordance with our investment objective.

The amount of net proceeds may be more or less than the amount described in this prospectus supplement depending on the amount of Notes we sell in the offering, which will be determined at pricing. To the extent that we receive more than the amount described in this prospectus supplement, we intend to use the net proceeds for investment in portfolio companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. To the extent we receive less, the amount we have available for such purposes will be reduced.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the consolidated financial statements and related notes included elsewhere herein. The selected balance sheet data as of the end of fiscal year 2015, 2014, 2013, 2012 and 2011 and the financial statement of operations data for fiscal years 2015, 2014, 2013, 2012 and 2011 has been derived from our audited financial statements, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm, but not all of which are presented in this prospectus supplement. The historical data are not necessarily indicative of results to be expected for any future period. The selected financial and other data for the nine months ended September 30, 2016 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the nine months ended September 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.

	For the Nine Months Ended September 30 (unaudited)		For the Year Ended December 31,
(in thousands, except per share amounts)	2016	2015	2015	2014	2013	2012	2011
Investment income:
Interest	$116,047	$106,139	$140,266	$126,618	$123,671	$87,603	$70,346
Fees	11,532	11,612	16,866	17,047	16,042	9,917	9,509

Total investment income	127,579	117,751	157,132	143,665	139,713	97,520	79,855
Operating expenses:
Interest	23,306	23,243	30,834	28,041	30,334	19,835	13,252
Loan fees	3,698	4,166	6,055	5,919	4,807	3,917	2,635
General and administrative	12,095	12,190	16,658	10,209	9,354	8,108	7,992
Employee Compensation:
Compensation and benefits	15,637	17,621	20,713	16,604	16,179	13,326	13,260
Stock-based compensation	5,616	7,166	9,370	9,561	5,974	4,227	3,128

Total employee compensation	21,253	24,787	30,083	26,165	22,153	17,553	16,388

Total operating expenses	60,352	64,386	83,630	70,334	66,648	49,413	40,267
Loss on debt extinguishment (Long-term Liabilities—Convertible Senior Notes)	—	(1)	(1)	(1,581)	—	—	—

Net investment income	67,227	53,364	73,501	71,750	73,065	48,107	39,588
Net realized gain (loss) on investments	3,427	8,424	5,147	20,112	14,836	3,168	2,741
Net change in unrealized appreciation (depreciation) on investments	(16,072)	(33,042)	(35,732)	(20,674)	11,545	(4,516)	4,607

Total net realized and unrealized gain (loss)	(12,645)	(24,618)	(30,585)	(562)	26,381	(1,348)	7,348

Net increase in net assets resulting from operations	$54,582	$28,746	$42,916	$71,188	$99,446	$46,759	$46,936

Change in net assets per common share (basic)	$0.74	$0.40	$0.60	$1.12	$1.67	$0.93	$1.08

Dividend distributions declared per common share	$0.93	$0.93	$1.24	$1.24	$1.11	$0.95	$0.88

	For the Nine Months Ended September 30 (unaudited)		For the Year Ended December 31,
(in thousands, except per share amounts)	2016	2015	2015	2014	2013	2012	2011
Balance sheet data:
Investments, at value	$1,320,610	$1,151,728	$1,200,638	$1,020,737	$910,295	$906,300	$652,870
Cash and cash equivalents	69,012	147,304	95,196	227,116	268,368	182,994	64,474
Total assets	1,419,424	1,332,731	1,334,761	1,299,223	1,221,715	1,123,643	747,394
Total liabilities	665,835	609,938	617,627	640,359	571,708	607,675	316,353
Total net assets	753,589	722,793	717,134	658,864	650,007	515,968	431,041

Other Data:
Total debt investments, at value	1,224,121	1,077,606	1,110,209	923,906	821,988	827,540	585,767
Total warrant investments, at value	27,738	21,321	22,987	25,098	35,637	29,550	30,045
Total equity investments, at value	68,751	52,801	67,442	71,733	52,670	49,210	37,058
Unfunded Commitments(2)	73,865	109,611	75,402	147,689	69,091	19,265	76,128
Net asset value per share(1)	$9.86	$10.02	$9.94	$10.18	$10.51	$9.75	$9.83

(1)	Based on common shares outstanding at period end.
(2)	Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.

The following tables set forth certain quarterly financial information for each of the eight quarters up to and ending December 31, 2015 and the quarters ending March 31, 2016, June 30, 2016 and September 30, 2016. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	For the Quarter Ended (unaudited)
(in thousands, except per share data)	September 30, 2016	June 30, 2016	March 31, 2016
Total investment income	$45,102	$43,538	$38,939
Net investment income before investment gains and losses	23,776	23,354	20,097
Net increase (decrease) in net assets resulting from operations	30,812	9,475	14,295
Change in net assets per common share (basic)	$0.41	$0.13	$0.20

	For the Quarter Ended
(in thousands, except per share data)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Total investment income	$32,494	$38,126	$47,132	$39,380
Net investment income before investment gains and losses	12,993	16,781	23,590	20,137
Net increase (decrease) in net assets resulting from operations	21,919	2,752	4,075	14,170
Change in net assets per common share (basic)	$0.33	$0.03	$0.05	$0.20

	For the Quarter Ended
(in thousands, except per share data)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Total investment income	$35,770	$34,001	$37,019	$36,875
Net investment income before investment gains and losses	18,304	18,551	18,995	15,899
Net increase (decrease) in net assets resulting from operations	22,185	13,191	15,177	20,635
Change in net assets per common share (basic)	$0.36	$0.21	$0.24	$0.32

CAPITALIZATION

The following table sets forth (i) our actual capitalization as of September 30, 2016, and (ii) our capitalization as adjusted to give effect to the sale of $150,000,000 aggregate principal amount of Notes in this offering, excluding accrued interest, after deducting the Agent’s discounts and commissions of approximately $1.63 million payable by us and estimated offering expenses of approximately $500,000 payable by us. You should read this table together with the “Use of Proceeds” section and our statement of assets and liabilities included elsewhere in this prospectus supplement.

	As of September 30, 2016
	Actual	As Adjusted(1)
	(in thousands)
Investments at fair value	$1,320,610	$1,320,610
Cash and cash equivalents	$69,012	$216,887
Debt:
Accounts payable and accrued liabilities	$16,649	$16,649
Long-term SBA debentures	187,333	187,333
2019 Notes	108,659	108,659
2021 Asset-Backed Notes	115,531	115,531
2024 Notes	237,663	237,663
Notes offered herein	—	147,875

Total debt	$665,835	$813,710

Stockholders’ equity:
Common stock, par value $0.001 per share; 200,000,000 shares authorized; 76,399,7787 shares issued and outstanding	$77	$77
Capital in excess of par value	802,521	802,521
Unrealized depreciation on investments	(68,880)	(68,880)
Accumulated realized gains on investments	31,420	31,420
Distributions in excess of investment income	(11,549)	(11,549)

Total stockholders’ equity	$753,589	$753,589

Total capitalization	$1,419,424	$1,567,299

(1)	Although the as adjusted amounts reflect the issuance of all of the notes offered pursuant to this prospectus, our ability to issue all of the notes may be limited by our regulatory requirements.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods as of December 31, 2015, 2014, 2013, 2012, 2011, 2010, 2009, 2008, 2007 and 2006 and as of September 30, 2016. The information as of December 31, 2015, 2014, 2013, 2012, 2011 and 2010 has been derived from our audited financial statements for these periods, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The report of PricewaterhouseCoopers LLP on the senior securities table as of December 31, 2015 is attached as an exhibit to the registration statement of which this prospectus is a part. The “N/A” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Securitized Credit Facility with Wells Fargo Capital Finance
December 31, 2006	$41,000,000	$7,230	N/A
December 31, 2007	$79,200,000	$6,755	N/A
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011	$10,186,830	$73,369	N/A
December 31, 2012(6)	—	—	N/A
December 31, 2013(6)	—	—	N/A
December 31, 2014(6)	—	—	N/A
December 31, 2015	$50,000,000	$26,352	N/A
December 31, 2016 (as of September 30, 2016, unaudited)(6)	—	—	N/A
Securitized Credit Facility with Union Bank, NA
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011(6)	—	—	N/A
December 31, 2012(6)	—	—	N/A
December 31, 2013(6)	—	—	N/A
December 31, 2014(6)	—	—	N/A
December 31, 2015(6)	—	—	N/A
December 31, 2016 (as of September 30, 2016, unaudited)(6)	—	—	N/A
Small Business Administration Debentures (HT II)(4)
December 31, 2007	$55,050,000	$9,718	N/A
December 31, 2008	$127,200,000	$4,711	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
December 31, 2011	$125,000,000	$5,979	N/A
December 31, 2012	$76,000,000	$14,786	N/A
December 31, 2013	$76,000,000	$16,075	N/A
December 31, 2014	$41,200,000	$31,535	N/A
December 31, 2015	$41,200,000	$31,981	N/A
December 31, 2016 (as of September 30, 2016, unaudited)	$41,200,000	$34,371	N/A
Small Business Administration Debentures (HT III)(5)
December 31, 2010	$20,000,000	$29,564	N/A
December 31, 2011	$100,000,000	$7,474	N/A
December 31, 2012	$149,000,000	$7,542	N/A
December 31, 2013	$149,000,000	$8,199	N/A
December 31, 2014	$149,000,000	$8,720	N/A
December 31, 2015	$149,000,000	$8,843	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)		Average Market Value per Unit(3)
December 31, 2016 (as of September 30, 2016, unaudited)	$149,000,000	$9,504		N/A
Senior Convertible Notes
December 31, 2011	$75,000,000	$10,623		$885
December 31, 2012	$75,000,000	$15,731		$1,038
December 31, 2013	$75,000,000	$16,847		$1,403
December 31, 2014	$17,674,000	$74,905		$1,290
December 31, 2015	$17,604,000	$74,847		$1,110
December 31, 2016 (as of September 30, 2016, unaudited)	—	—		N/A
April 2019 Notes
December 31, 2012	$84,489,500	$13,300		$986
December 31, 2013	$84,489,500	$14,460		$1,021
December 31, 2014	$84,489,500	$15,377		$1,023
December 31, 2015	$64,489,500	$20,431		$1,017
December 31, 2016 (as of September 30, 2016, unaudited)	$64,489,500	$21,959		$1,022
September 2019 Notes
December 31, 2012	$85,875,000	$13,086		$1,003
December 31, 2013	$85,875,000	$14,227		$1,016
December 31, 2014	$85,875,000	$15,129		$1,026
December 31, 2015	$45,875,000	$28,722		$1,009
December 31, 2016 (as of September 30, 2016, unaudited)	$45,875,000	$30,869		$1,019
2024 Notes
December 31, 2014	$103,000,000	$12,614		$1,010
December 31, 2015	$103,000,000	$12,792		$1,014
December 31, 2016 (as of September 30, 2016, unaudited)	$244,945,050	$5,781		$1,026
2017 Asset-Backed Notes
December 31, 2012	$129,300,000	$8,691		$1,000
December 31, 2013	$89,556,972	$13,642		$1,004
December 31, 2014	$16,049,144	$80,953		$1,375
December 31, 2015	—	—		—
2021 Asset-Backed Notes
December 31, 2014	$129,300,000	$10,048		$1,000
December 31, 2015	$129,300,000	$10,190		$996
December 31, 2016 (as of September 30, 2016, unaudited)	$117,004,374	$12,103		$997
Total Senior Securities(7)
December 31, 2006	$41,000,000	$7,230		N/A
December 31, 2007	$134,250,000	$3,985		N/A
December 31, 2008	$216,782,000	$2,764		N/A
December 31, 2009	$130,600,000	$3,806		N/A
December 31, 2010	$170,000,000	$3,478		N/A
December 31, 2011	$310,186,830	$2,409		N/A
December 31, 2012	$599,664,500	$1,874	(8)	N/A
December 31, 2013	$559,921,472	$2,182		N/A
December 31, 2014	$626,587,644	$2,073		N/A
December 31, 2015	$600,468,500	$2,194		N/A
December 31, 2016 (as of September 30, 2016, unaudited)	$662,513,924	$2,137		N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, including senior securities not subject to asset coverage requirements under the 1940 Act due to exemptive relief from the SEC, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.

(3)	Not applicable because senior securities are not registered for public trading.
(4)	Issued by HT II, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.
(5)	Issued by HT III, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.
(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.
(7)	The total senior securities and Asset Coverage per Unit shown for those securities do not represent the asset coverage ratio requirement under the 1940 act because the presentation includes senior securities not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC. As of September 30, 2016 our asset coverage ratio under our regulatory requirements as a BDC was 259.6% excluding our SBA debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio.
(8)	As noted in footnote 7 above, the total senior securities and Asset Coverage per Unit shown does not represent the asset coverage ratio requirement under the 1940 Act because the presentation includes senior securities not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC. Including our SBA debentures, in accordance with our exemption order from the SEC, our asset coverage ratio as of December 31, 2012 was 296.8%.

RATIO OF EARNINGS TO FIXED CHARGES

The following contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus supplement:

	For the nine months ended September 30, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011
Earnings to Fixed Charges(1)	3.02	2.16	3.10	3.83	2.97	3.95

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement and the accompanying prospectus. In addition to historical information, the following discussion and other parts of this prospectus supplement and the accompanying prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Supplementary Risk Factors” in this prospectus supplement and “Risk Factors,” and “Forward-Looking Statements” appearing elsewhere herein and the accompanying prospectus. Capitalized terms used and not otherwise defined herein have the meaning given in the accompanying prospectus.

Overview

We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences, and sustainable and renewable technology industries. We source our investments through our principal office located in Palo Alto, CA, as well as through our additional offices in Boston, MA, New York, NY, Washington, DC, Santa Monica, CA, Hartford, CT, and San Diego, CA.

Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology and to offer a full suite of growth capital products. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies but also have investments in public companies.

We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or other rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related industries with attractive current yields and the potential for equity appreciation and realized gains. Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related industries is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We also make investments in qualifying small businesses through our two wholly owned SBICs. Our SBIC subsidiaries, HT II and HT III, hold approximately $100.4 million and $252.7 million in assets, respectively, and accounted for approximately 5.5% and 14.0% of our total assets, respectively, prior to consolidation at September 30, 2016. As of September 30, 2016, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $350.0 million, subject to periodic adjustments by the SBA. In aggregate, at September 30, 2016, with our net investment of $118.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. At September 30, 2016, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries.

We have qualified as and have elected to be treated for tax purposes as a RIC under Subchapter M of the Code. Pursuant to this election, we generally will not be subject to corporate-level taxes on any income and gains that we distribute as dividends to our stockholders. However, our qualification and election to be treated as a RIC requires that we comply with provisions contained in Subchapter M of the Code. For example, as a RIC we must earn 90% or more of our gross income for each taxable year from qualified earnings, typically referred to as “good income,” as well as satisfy certain quarterly asset diversification and annual income distribution requirements.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” which includes securities of private U.S. companies, cash, cash equivalents and high-quality debt investments that mature in one year or less.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology related companies at various stages of their development. Consistent with requirements under the 1940 Act, we invest primarily in United-States based companies and to a lesser extent in foreign companies.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries or our affiliates may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our Board of Directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Portfolio and Investment Activity

The total fair value of our investment portfolio was $1.3 billion at September 30, 2016, as compared to $1.2 billion at December 31, 2015. The fair value of our debt investment portfolio at September 30, 2016 was approximately $1.2 billion, compared to a fair value of approximately $1.1 billion at December 31, 2015. The fair value of the equity portfolio at September 30, 2016 was approximately $68.8 million, compared to a fair value of approximately $67.4 million at December 31, 2015. The fair value of the warrant portfolio at September 30, 2016 was approximately $27.7 million, compared to a fair value of approximately $23.0 million at December 31, 2015.

Portfolio Activity

Our investments in portfolio companies take a variety of forms, including unfunded contractual commitments and funded investments. From time to time, unfunded contractual commitments depend upon a portfolio company reaching certain milestones before the debt commitment is available to the portfolio company, which is expected to affect our funding levels. These commitments are subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold. Debt commitments generally fund over the two succeeding quarters from close. Not all debt commitments represent future cash requirements. Similarly, unfunded contractual commitments may expire without being drawn and thus do not represent future cash requirements.

Prior to entering into a contractual commitment, we generally issue a non-binding term sheet to a prospective portfolio company. Non-binding term sheets are subject to completion of our due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. These non-binding term sheets generally convert to contractual commitments in approximately 90 days from signing. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Our portfolio activity for the nine months ended September 30, 2016 and the year ended December 31, 2015 was comprised of the following:

(in millions)	September 30, 2016	December 31, 2015
Debt Commitments(1)
New portfolio company	$490.0	$544.0
Existing portfolio company	105.8	181.7

Total	$595.8	$725.7

Funded and Restructured Debt Investments(3)
New portfolio company	$363.5	$352.5
Existing portfolio company	90.9	341.6

Total	$454.4	$694.1

Funded Equity Investments
New portfolio company	$5.5	$1.0
Existing portfolio company	1.6	17.6

Total	$7.1	$18.6

Unfunded Contractual Commitments(2)
Total	$73.9	$75.4

Non-Binding Term Sheets
New portfolio company	$85.0	$81.0
Existing portfolio company	15.0	5.0

Total	$100.0	$86.0

(1)	Includes restructured loans and renewals in addition to new commitments.
(2)	Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.
(3)	Funded amounts include borrowings on revolving facilities.

We receive principal payments on our debt investment portfolio based on scheduled amortization of the outstanding balances. In addition, we receive principal repayments for some of our loans prior to their scheduled maturity date. The frequency or volume of these early principal repayments may fluctuate significantly from period to period. During the nine months ended September 30, 2016, we received approximately $334.7 million in aggregate principal repayments. Of the approximately $334.7 million of aggregate principal repayments, approximately $77.9 million were scheduled principal payments and approximately $256.8 million were early principal repayments related to 33 portfolio companies. Of the approximately $256.8 million early principal repayments, approximately $54.9 million were early repayments due to merger and acquisition transactions or initial public offerings (“IPOs”) for three portfolio companies.

Total portfolio investment activity (inclusive of unearned income and excluding activity related to taxes payable, escrow receivables and Citigroup warrant participation) as of and for the nine months ended September 30, 2016 and the year ended December 31, 2015 was as follows:

(in millions)	September 30, 2016	December 31, 2015
Beginning portfolio	$1,200.6	$1,020.7
New fundings and restructures	461.5	712.3
Warrants not related to current period fundings	0.3	0.1
Principal payments received on investments	(77.8)	(115.1)
Early payoffs	(256.9)	(388.5)
Accretion of loan discounts and paid-in-kind principal	32.1	31.7
Net acceleration of loan discounts and loan fees due to early payoff or restructure	(3.7)	(1.7)
New loan fees	(6.6)	(9.5)
Warrants converted to equity	0.3	0.4
Sale of investments	(3.7)	(5.2)
Loss on investments due to write offs	(9.6)	(7.5)
Net change in unrealized depreciation	(15.9)	(37.1)

Ending portfolio	$1,320.6	$1,200.6

The following table shows the fair value of our portfolio of investments by asset class as of September 30, 2016 and December 31, 2015:

	September 30, 2016		December 31, 2015
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Debt with Warrants	$983,241	74.5%	$961,464	80.1%
Senior Secured Debt	268,618	20.3%	171,732	14.3%
Preferred Stock	41,828	3.2%	35,245	2.9%
Common Stock	26,923	2.0%	32,197	2.7%

Total	$1,320,610	100.0%	$1,200,638	100.0%

A summary of our investment portfolio as of September 30, 2016 and December 31, 2015 at value by geographic location is as follows:

	September 30, 2016		December 31, 2015
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$1,259,162	95.4%	$1,167,281	97.2%
Netherlands	20,040	1.5%	20,112	1.7%
England	19,640	1.5%	8,884	0.8%
Switzerland	12,305	0.9%	—	0.0%
Canada	5,662	0.4%	595	0.0%
Israel	3,801	0.3%	3,764	0.3%
India	—	0.0%	2	0.0%

Total	$1,320,610	100.0%	$1,200,638	100.0%

As of September 30, 2016, we held warrants or equity positions in four companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential IPOs. All four companies filed confidentially under the JOBS Act. There can be no assurance that companies that have yet to complete their IPOs will do so in a timely manner or at all.

Changes in Portfolio

We generate revenue in the form of interest income, primarily from our investments in debt securities, and commitment and facility fees. Interest income is recognized in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $12.0 million to $25.0 million, although we may make investments in amounts above or below that range. As of September 30, 2016, our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from approximately 4.0% to approximately 12.5%. In addition to the cash yields received on our debt investments, in some instances, our debt investments may also include any of the following: exit fees, balloon payment fees, commitment fees, success fees, payment-in-kind (“PIK”) provisions or prepayment fees which may be required to be included in income prior to receipt.

Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the investment. In addition, our loans may include an interest-only period ranging from three to eighteen months or longer. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. We had approximately $37.0 million of unamortized fees at September 30, 2016, of which approximately $34.5 million was included as an offset to the cost basis of our current debt investments and approximately $2.5 million was deferred contingent upon the occurrence of a funding or milestone. At December 31, 2015 we had approximately $26.1 million of unamortized fees, of which approximately $23.6 million was included as an offset to the cost basis of our current debt investments and approximately $2.5 million was deferred contingent upon the occurrence of a funding or milestone.

Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. At September 30, 2016 we had approximately $30.8 million in exit fees receivable, of which approximately $28.0 million was included as a component of the cost basis of our current debt investments and approximately $2.8 million was a deferred receivable related to expired commitments. At December 31, 2015 we had approximately $22.7 million in exit fees receivable, of which approximately $17.4 million was included as a component of the cost basis of our current debt investments and approximately $5.3 million was a deferred receivable related to expired commitments.

We have debt investments in our portfolio that contain a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is recorded as interest income and added to the principal balance of the loan on specified capitalization dates. To maintain our ability to be subject to tax as a RIC, this non-cash source of income must be paid out to stockholders with other sources of income in the form of dividend distributions even though we have not yet collected the cash. Amounts necessary to pay these distributions may come from available cash or the liquidation of certain investments. We recorded approximately $2.1 million and $1.5 million in PIK income in the three months ended September 30, 2016 and 2015, respectively. We recorded approximately $5.7 million and $3.3 million in PIK income in the nine months ended September 30, 2016 and 2015, respectively.

The core yield on our debt investments, which excludes any benefits from the fees and income related to early loan repayment acceleration of unamortized fees and income as well as prepayment of fees and includes income from expired commitments, was 13.2% and 12.6% during the three months ended September 30, 2016 and 2015, respectively. The effective yield on our debt investments, which includes the effects of fee and income accelerations attributed to early payoffs, restructuring, loan modifications and other one-time events, was 14.6% and 16.4% for the three months ended September 30, 2016 and 2015, respectively. The effective yield is derived by dividing total investment income by the weighted average earning investment portfolio assets outstanding during the quarter, excluding non-interest earning assets such as warrants and equity investments. Both the core yield and effective yield may be higher than what our common stockholders may realize as the core yield and effective yield do not reflect our expenses and any sales load paid by our common stockholders.

The total return for our investors was approximately 19.5% and -27.3% during the nine months ended September 30, 2016 and 2015, respectively. The total return equals the change in the ending market value over the beginning of the period price per share plus dividend distributions paid per share during the period, divided by the beginning price assuming the distribution is reinvested on the date of the distribution. The total return does not reflect any sales load that must be paid by investors.

Portfolio Composition

Our portfolio companies are primarily privately held companies and public companies which are active in the drug discovery and development, sustainable and renewable technology, software, drug delivery, medical devices and equipment, media/content/info, internet consumer and business services, specialty pharmaceuticals, healthcare services, communications and networking, consumer and business products, surgical devices, semiconductors, biotechnology tools, electronics and computer hardware, diagnostic, and information services industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value for companies in these sectors is often vested in intangible assets and intellectual property.

As of September 30, 2016, approximately 73.6% of the fair value of our portfolio was composed of investments in five industries: 27.0% was composed of investments in the drug discovery and development industry, 14.8% was comprised of investments in the sustainable and renewable technology industry, 14.3% was composed of investments in the software industry, 8.8% was composed of investments in the drug delivery industry, and 8.7% was composed of investments in the medical devices and equipment industry.

The following table shows the fair value of our portfolio by industry sector at September 30, 2016 and December 31, 2015:

	September 30, 2016		December 31, 2015
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$356,190	27.0%	$284,266	23.7%
Sustainable and Renewable Technology	195,861	14.8%	159,487	13.3%
Software	188,986	14.3%	147,237	12.3%
Drug Delivery	116,450	8.8%	164,665	13.7%
Medical Devices & Equipment	114,588	8.7%	90,560	7.5%
Media/Content/Info	109,603	8.3%	95,488	7.9%
Internet Consumer & Business Services	92,915	7.0%	88,377	7.4%
Specialty Pharmaceuticals	39,466	3.0%	52,088	4.3%
Healthcare Services, Other	30,198	2.3%	15,131	1.3%
Communications & Networking	18,985	1.5%	33,213	2.8%
Consumer & Business Products	18,755	1.4%	26,611	2.2%
Surgical Devices	12,816	1.0%	11,185	0.9%
Semiconductors	10,925	0.8%	22,705	1.9%
Biotechnology Tools	7,228	0.5%	719	0.1%
Electronics & Computer Hardware	7,061	0.5%	6,928	0.6%
Diagnostic	581	0.1%	321	0.0%
Information Services	2	0.0%	1,657	0.1%

Total	$1,320,610	100.0%	$1,200,638	100.0%

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity and warrants or other equity-related interests, can fluctuate materially when a loan is paid off or a related warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For the nine months ended September 30, 2016 and the year ended December 31, 2015, our ten largest portfolio companies represented approximately 33.1% and 32.1% of the total fair value of our investments in portfolio companies, respectively. At September 30, 2016 and December 31, 2015, we had three and two investments, respectively, that represented 5% or more of our net assets. At September 30, 2016, we had six equity investments representing approximately 51.9% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments. At December 31, 2015, we had four equity investments which represented approximately 53.2% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments.

As of September 30, 2016 approximately 92.9% of the debt investment portfolio was priced at floating interest rates or floating interest rates with a Prime or LIBOR-based interest rate floor. As a result, we believe we are well positioned to benefit should market interest rates rise in the near future.

As of September 30, 2016, 91.2% of our debt investments were in a senior secured first lien position with the remaining 8.8% secured by a senior second priority security interest in all of the portfolio company’s assets, other than intellectual property. In the majority of cases, we collateralize our investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, we may obtain a negative pledge covering a company’s intellectual property. At September 30, 2016, of the approximately 91.2% of our debt investments in a senior secured first lien position, 42.3% were secured by a first priority security in all of the assets of the portfolio company, including its intellectual property; 45.6% were secured by a first priority security in all of the assets of the portfolio company and the portfolio company was prohibited from pledging or encumbering its intellectual property, or subject to a negative pledge; and 3.3% were secured by a first priority security in all of the assets of the portfolio company, including its intellectual property, with a second lien on the portfolio company’s cash and accounts receivable. At September 30, 2016 we had no equipment only liens on material investments in our portfolio companies.

Our investments in senior secured debt with warrants have detachable equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. These features are treated as original issue discount (“OID”) and are accreted into interest income over the term of the loan as a yield enhancement. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price generally equal to the most recent equity financing round. As of September 30, 2016, we held warrants in 138 portfolio companies, with a fair value of approximately $27.7 million. The fair value of our warrant portfolio increased by approximately $4.7 million, as compared to a fair value of $23.0 million at December 31, 2015 primarily related to the addition of warrants in 18 new and 11 existing portfolio companies during the period.

Our existing warrant holdings would require us to invest approximately $100.8 million to exercise such warrants as of September 30, 2016. Warrants may appreciate or depreciate in value depending largely upon the underlying portfolio company’s performance and overall market conditions. Of the warrants that we have monetized since inception, we have realized multiples in the range of approximately 1.02x to 29.22x based on the historical rate of return on our investments. However, our warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may experience losses from our warrant portfolio.

As required by the 1940 Act, we classify our investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that we are deemed to “control”, which, in general, includes a company in which we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of ours, as defined in the 1940 Act, which are not control investments. We are deemed to be an “affiliate” of a company in which we have invested if we own 5% or more, but generally less than 25%, of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments for the three and nine months ended September 30, 2016 and 2015. We did not hold any Control investments at September 30, 2015.

(in thousands)			For the Three Months Ended September 30, 2016				For the Nine Months Ended September 30, 2016
Portfolio Company	Type	Fair Value at September 30, 2016	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/ (Loss)	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/ (Loss)
Control Investments
SkyCross, Inc.	Control	$—	$—	$—	$—	$—	$—	$(3,421)	$—	$—
Achilles Technology Management Co II, Inc.	Control	4,991	16	—	—	—	16	—	—	—

Total Control Investments		$4,991	$16	$—	$—	$—	$16	$(3,421)	$—	$—

Affiliate Investments
Optiscan BioMedical, Corp.	Affiliate	$5,102	$—	$553	$—	$—	$12	$(2,833)	$—	$—
Stion Corporation	Affiliate	821	30	—	—	—	133	539	648	—

Total Affiliate Investments		$5,923	$30	$553	$—	$—	$145	$(2,294)	$648	$—

Total Control & Affiliate Investments		$10,914	$46	$553	$—	$—	$161	$(5,715)	$648	$—

(in thousands)			For the Three Months Ended September 30, 2015				For the Nine Months Ended September 30, 2015
Portfolio Company	Type	Fair Value at September 30, 2015	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/ (Loss)	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/ (Loss)
Gelesis, Inc.	Affiliate	$1,398	$—	$(837)	$—	$—	$—	$1,071	$—	$—
Optiscan BioMedical, Corp.	Affiliate	6,186	—	(432)	—	—	—	113	—	—
Stion Corporation	Affiliate	1,600	83	420	—	—	279	359	—	—

Total Affiliate Investments		$9,184	$83	$(849)	$—	$—	$279	$1,543	$—	$—

In June 2016 our investments in SkyCross, Inc. became classified as a control investment as a result of obtaining more than 50% representation on the portfolio company’s board. In June 2016 we also acquired 100% ownership of the equity of Achilles Technology Management Co II, Inc. and classified it as a control investment in accordance with the requirements of the 1940 Act. In June 2016, Achilles Technology Management Co II, Inc. acquired the assets of a global antenna company that produces radio frequency system solutions as part of an article 9 consensual foreclosure and public auction for total consideration in the amount of $4.0 million. In September 2016 we made a $1.0 million debt investment in Achilles Technology Management II to provide working capital under the terms of a loan servicing agreement. Our investments in Achilles Technology Management Co II, Inc. are carried on the consolidated statement of assets and liabilities at fair value.

As of December 31, 2015, changes to the capitalization structure of the portfolio company Gelesis, Inc. reduced our investment below the threshold for classification as an affiliate investment.

Portfolio Grading

We use an investment grading system, which grades each debt investment on a scale of 1 to 5 to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of September 30, 2016 and December 31, 2015, respectively:

(in thousands)	September 30, 2016			December 31, 2015
Investment Grading	Number of Companies	Debt Investments at Fair Value	Percentage of Total Portfolio	Number of Companies	Debt Investments at Fair Value	Percentage of Total Portfolio
1	14	$269,767	22.0%	18	$215,202	19.4%
2	35	516,504	42.3%	47	759,274	68.4%
3	26	371,968	30.4%	6	44,837	4.0%
4	7	40,788	3.3%	4	34,153	3.1%
5	7	25,094	2.0%	10	56,743	5.1%

	89	$1,224,121	100.0%	85	$1,110,209	100.0%

As of September 30, 2016, our debt investments had a weighted average investment grading of 2.32, as compared to 2.16 at December 31, 2015. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria or are underperforming relative to their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and therefore have been downgraded until their funding is complete or their operations improve.

The decline in weighted average investment grading at September 30, 2016 from December 31, 2015 is primarily due to the net increase of rated 3 portfolio companies due to underperformance or near term funding requirements. This decline is partially offset by a net reduction in the number of rated 5 companies due to performance improvements or settlement of positions that were rated 5 at December 31, 2015. During the nine months ended September 30, 2016, a net of twenty existing portfolio companies were downgraded to a 3 rating. During the nine months ended September 30, 2016, a net of three portfolio companies were upgraded that were rated 5 at December 31, 2015.

At September 30, 2016, we had six debt investments on non-accrual with a cumulative investment cost and fair value of approximately $46.2 million and $9.3 million, respectively. At December 31, 2015, we had five debt investments on non-accrual with cumulative investment cost and fair value of approximately $47.4 million and $23.2 million, respectively. In addition, at December 31, 2015, we had one debt investment with an investment cost and fair value of approximately $20.1 million and $14.9 million, respectively, for which only the PIK interest was on non-accrual. During the nine months ended September 30, 2016, we recognized a realized loss of approximately $6.2 million on the settlement of one debt investment that was on non-accrual at December 31, 2015. In addition, we recognized realized losses of $419,000 and $430,000 on the liquidation and partial write off, respectively, of two debt investments that were on non-accrual as of December 31, 2015.

Results of Operations

Comparison of the three and nine months ended September 30, 2016 and 2015

Investment Income

Total investment income for the three months ended September 30, 2016 was approximately $45.1 million as compared to approximately $47.1 million for the three months ended September 30, 2015. Total investment income for the nine months ended September 30, 2016 was approximately $127.6 million as compared to approximately $117.8 million for the nine months ended September 30, 2015.

Interest income for the three months ended September 30, 2016 totaled approximately $40.0 million as compared to approximately $40.3 million for the three months ended September 30, 2015. Interest income for the nine months ended September 30, 2016 totaled approximately $116.1 million as compared to approximately $106.1 million for nine months ended September 30, 2015. The decrease in interest income for the three months ended September 30, 2016 as compared to the same period ended September 30, 2015 is primarily attributable to a decrease in the acceleration of interest income due to early loan repayments, offset by an increase in interest income related to the weighted average balance of principal outstanding on our debt investments. The increase in interest income for the nine months ended September 30, 2016 as compared to the same period ended September 30, 2015 is primarily attributable to debt investment portfolio growth, specifically an increase in the weighted average principal outstanding between the periods.

Of the $40.0 million in interest income for the three months ended September 30, 2016, approximately $38.2 million represents recurring income from the contractual servicing of our loan portfolio and approximately $1.8 million represents income related to the acceleration of income due to early loan repayments and other one-time events during the period. Income from recurring interest and the acceleration of interest income due to early loan repayments represented $34.5 million and $5.8 million, respectively, of the $40.3 million interest income for the three months ended September 30, 2015.

Of the $116.1 million in interest income for the nine months ended September 30, 2016, approximately $111.8 million represents recurring income from the contractual servicing of our loan portfolio and approximately $4.3 million represents income related to the acceleration of income due to early loan repayments and other one-time events during the period. Income from recurring interest and the acceleration of interest income due to early loan repayments represented $100.0 million and $6.1 million, respectively, of the $106.1 million interest income for the nine months ended September 30, 2015.

Income from commitment, facility and loan related fees for the three months ended September 30, 2016 totaled approximately $5.1 million as compared to approximately $6.8 million for the three months ended September 30, 2015. Income from commitment, facility and loan related fees for the nine months ended September 30, 2016 totaled approximately $11.5 million as compared to approximately $11.6 million for the nine months ended September 30, 2015. The decrease in fee income for the three and nine months ended September 30, 2016 is primarily attributable to a decrease in the acceleration of unamortized fees due to early repayments and one-time fees between periods.

Of the $5.1 million in income from commitment, facility and loan related fees for the three months ended September 30, 2016, approximately $2.5 million represents income from recurring fee amortization and approximately $2.6 million represents income related to the acceleration of unamortized fees due to early repayments and one-time fees for the period. Income from recurring fee amortization and the acceleration of unamortized fees due to early loan repayments represented $1.9 million and $4.9 million, respectively, of the $6.8 million income for the three months ended September 30, 2015.

Of the $11.5 million in income from commitment, facility and loan related fees for the nine months ended September 30, 2016, approximately $7.2 million represents income from recurring fee amortization and approximately $4.3 million represents income related to the acceleration of unamortized fees due to early repayments and one-time fees for the period. Income from recurring fee amortization and the acceleration of unamortized fees due to early loan repayments represented $5.1 million and $6.5 million, respectively, of the $11.6 million income for the nine months ended September 30, 2015.

The following table shows the PIK-related activity for the nine months ended September 30, 2016 and 2015, at cost:

	Nine Months Ended September 30,
(in thousands)	2016	2015
Beginning PIK interest receivable balance	$5,149	$6,250
PIK interest income during the period	5,676	3,336
PIK accrued (capitalized) to principal but not recorded as income during the period	(2,146)	—
Payments received from PIK loans	(438)	(3,041)
Realized loss	(266)	(223)

Ending PIK interest receivable balance	$7,975	$6,322

The increase in PIK interest income during the nine months ended September 30, 2016 as compared to the nine months ended September 30, 2015 is due to an increase in the weighted average principal outstanding of loans which bear PIK interest. The increase is primarily due to new originations and compounding interest, along with a decrease in the number of PIK loans which paid off during the period.

In certain investment transactions, we may earn income from advisory services; however, we had no income from advisory services in the three and nine months ended September 30, 2016 or 2015.

Operating Expenses

Our operating expenses are comprised of interest and fees on our borrowings, general and administrative expenses and employee compensation and benefits. Our operating expenses totaled approximately $21.3 million and $23.5 million during the three months ended September 30, 2016 and 2015, respectively. Our operating expenses totaled approximately $60.4 million and $64.4 million during the nine months ended September 30, 2016 and 2015, receptively.

Interest and Fees on our Borrowings

Interest and fees on our borrowings totaled approximately $10.1 million and $8.9 million for the three months ended September 30, 2016 and 2015, respectively and approximately $27.0 million and $27.4 million for the nine months ended September 30, 2016 and 2015, respectively. Interest and fee expense for the three months ended September 30, 2016 as compared to September 30, 2015 increased due to higher weighted average principal balances outstanding on our 2024 Notes along with higher debt issuance cost amortization on our Asset

Backed Notes, offset by a reduction in interest expense on our credit facilities and Convertible Notes. The slight decrease in interest and fee expense for the nine months ended September 30, 2016 as compared to September 30, 2015 was attributable to the payoff of our Convertible Notes, 2017 Asset Backed Notes and a reduction in the weighted average principal balance outstanding on our Credit Facilities between periods.

We had a weighted average cost of debt, comprised of interest and fees and loss on debt extinguishment (long-term liabilities—convertible senior notes), of approximately 6.0% and 5.6% for the three months ended September 30, 2016 and 2015, respectively, and a weighted average cost of debt of approximately 5.8% and 5.9% for the nine months ended September 30, 2016 and 2015, respectively. The increase in the weighted average cost of debt for the three months ended September 30, 2016 as compared to the same period ended September 30, 2015 is primarily attributable to the acceleration of unamortized fee expense related to pay downs on our Asset Backed Notes, and the incremental issuance of our 2024 Notes in the prior period. The decrease between the nine months ended September 30, 2016 and September 30, 2015 was primarily driven by a reduction in the weighted average principal outstanding on our higher yielding debt instruments compared to the prior period, specifically due to redemptions of our 2019 Notes and Convertible Notes, offset by the incremental issuance of our 2024 Notes.

General and Administrative Expenses

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, expenses associated with the workout of underperforming investments and various other expenses. Our general and administrative expenses decreased to $4.1 million from $4.5 million for the three months ended September 30, 2016 and 2015. Our general and administrative expenses decreased slightly to $12.1 million from $12.2 million for the nine months ended September 30, 2016 and 2015. The decrease for the three and nine months ended September 30, 2016 was primarily attributable to a reduction in costs related to strategic hiring objectives, slightly offset by an increase in corporate legal and other expenses between periods.

Employee Compensation

Employee compensation and benefits totaled $5.6 million for the three months ended September 30, 2016 as compared to $8.0 million for the three months ended September 30, 2015, and $15.6 million for the nine months ended September 30, 2016 as compared to $17.6 million for the nine months ended September 30, 2015. The decrease for the three and nine-month comparative period was primarily due to changes in variable compensation expenses related to general and originator performance factors.

Employee stock-based compensation totaled $1.4 million for the three months ended September 30, 2016 as compared to $2.2 million for the three months ended September 30, 2015 and $5.6 million for the nine months ended September 30, 2016 as compared to $7.2 million for the nine months ended September 30, 2015. The decrease between both comparative periods was primarily related to restricted stock award vesting, specifically the final vesting of retention grants issued in 2014.

Loss on Extinguishment of Convertible Senior Notes

Our Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016. Throughout the life of the Convertible Senior Notes, holders of approximately $74.8 million of our Convertible Senior Notes exercised their conversion rights. These Convertible Senior Notes were settled with a combination of cash equal to the outstanding principal amount of the Convertible Senior Notes and approximately 1.6 million shares of our common stock, or $24.3 million.

We recorded a loss on extinguishment of debt for the proportionate amount of unamortized debt issuance costs and original issue discount. The loss was partially offset by a gain in the amount of the difference between the outstanding principal balance of the converted notes and the fair value of the debt instrument. The net loss on extinguishment of debt we recorded for the year ended December 31, 2015 was $1,000. We did not record a loss on extinguishment of debt in the three and nine months ended September 30, 2016. The loss on extinguishment of debt was classified as a component of net investment income in our Consolidated Statement of Operations.

Net Investment Realized Gains and Losses and Net Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of an investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the three and nine months ended September 30, 2016 and 2015 is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Realized gains	$9,423	$6,790	$13,634	$11,614
Realized losses	(1,553)	(424)	(10,207)	(3,190)

Net realized gains	$7,870	$6,366	$3,427	$8,424

During the three months ended September 30, 2016 and 2015, we recognized net realized gains of $7.9 and $6.4 million, respectively. During the three months ended September 30, 2016, we recorded gross realized gains of $9.4 million primarily from the sale or acquisition of our holdings in three portfolio companies, including Box, Inc. ($7.8 million), Touchcommerce, Inc. ($698,000), and ReachLocal ($610,000). These gains were offset by gross realized losses of $1.5 million primarily from the write off of our warrant and equity investments in one portfolio company and our debt investment in one portfolio company.

During the three months ended September 30, 2015, we recorded gross realized gains of $6.8 million primarily from the sale of investments in three portfolio companies, including Box, Inc. ($2.7 million), Atrenta, Inc. ($2.6 million), and Egalet Corporation ($652,000), and approximately $871,000 from subsequent recoveries received on two previously written-off debt investments. These gains were offset by gross realized losses of $424,000 from the liquidation of our investments in one portfolio company.

During the nine months ended September 30, 2016 and 2015, we recognized net realized gains of $3.4 million and $8.4 million, respectively. During the nine months ended September 30, 2016, we recorded gross realized gains of $13.6 million primarily from the sale or acquisition of our investments in five portfolio companies, including Box, Inc. ($8.9 million), Celator Pharmaceuticals, Inc. ($1.5 million), Ping Identity Corporation ($1.3 million), Touchcommerce, Inc. ($698,000) and ReachLocal ($610,000). These gains were offset by gross realized losses of $10.2 million primarily from the liquidation or write off of our warrant and equity investments in six portfolio companies and of our debt investments in four portfolio companies, including the settlement of our outstanding debt investment in The Neat Company ($6.2 million).

During the nine months ended September 30, 2015 we recorded gross realized gains of $11.6 million primarily from the sale of investments in seven portfolio companies, including Box, Inc. ($2.7 million), Atrenta, Inc. ($2.6 million), Cempra, Inc. ($2.0 million), Celladon Corporation ($1.4 million), Egalet Corporation ($652,000), Everyday Health, Inc. ($387,000) and Identiv, Inc. ($304,000). These gains were partially offset by gross realized losses of $3.2 million from the liquidation of our investments in nine portfolio companies.

The net unrealized appreciation and depreciation of our investments is based on the fair value of each investment determined in good faith by our Board of Directors. The following table summarizes the change in net unrealized appreciation (depreciation) of investments for the three and nine months ended September 30, 2016 and 2015:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Gross unrealized appreciation on portfolio investments	$25,903	$19,515	$55,428	$55,369
Gross unrealized depreciation on portfolio investments	(21,309)	(40,366)	(76,801)	(82,479)
Reversal of prior period net unrealized appreciation upon a realization event	(7,161)	(5,162)	(7,421)	(8,816)
Reversal of prior period net unrealized depreciation upon a realization event	1,550	—	12,803	2,162
Net unrealized appreciation (depreciation) attributable to taxes payable	217	63	(78)	660
Net unrealized appreciation (depreciation) on escrow receivables	—	—	—	—
Citigroup warrant participation	(34)	69	(3)	62

Net unrealized appreciation (depreciation) on portfolio investments	$(834)	$(25,881)	$(16,072)	$(33,042)

During the three months ended September 30, 2016, we recorded approximately $834,000 of net unrealized depreciation, of which $1.0 million was net unrealized depreciation from our debt, equity and warrant investments. Approximately $7.7 million was attributed to net unrealized depreciation on our debt investments related to $14.1 million of unrealized depreciation for collateral based impairments on eleven portfolio companies offset by the reversal of $1.3 million of unrealized depreciation for prior period collateral based impairments on one portfolio company and $4.8 million of unrealized appreciation from our current market yield analysis related to industry performance. This net unrealized depreciation was partially offset by approximately $4.0 million of net unrealized appreciation on our equity investments, which primarily relates to $6.5 million of unrealized appreciation on our public equity portfolio and $2.3 million of unrealized appreciation on our private portfolio companies related to portfolio company performance, offset by the reversal of approximately $4.7 million of net unrealized appreciation upon being realized as a gain on sales of Box, Inc. An additional $2.7 million of net unrealized appreciation on our warrant investments was primarily due to $5.8 million of unrealized appreciation on our private portfolio companies related to portfolio company performance offset by the reversal of approximately $2.0 million of unrealized appreciation upon being realized as a gain due to the acquisition of our warrant investments in two portfolio companies.

Net unrealized depreciation was further offset by $217,000 as a result of decreased estimated taxes payable for the three months ended September 30, 2016.

Net unrealized depreciation increased by $34,000 as a result of net depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement during the three months ended September 30, 2016.

During the three months ended September 30, 2015, we recorded approximately $25.9 million of net unrealized depreciation, of which $26.1 million was net unrealized depreciation from our debt, equity and warrant investments. Approximately $18.1 million was attributed to net unrealized depreciation on our equity investments which primarily related to $9.8 million of unrealized depreciation on our public equity portfolio with the largest concentration in our investment in Box, Inc., $3.8 million of unrealized depreciation on our private portfolio companies related to declining industry performance, and the reversal of $4.5 million of unrealized appreciation upon being realized as a gain on sale of Box, Inc. and the acquisition proceeds received from Atrenta, Inc. Approximately $9.4 million was attributed to net unrealized depreciation on our warrant investments which primarily related to approximately $2.1 million of unrealized depreciation on our public warrant portfolio related to portfolio company performance and $6.1 million of unrealized depreciation on our private portfolio companies related to declining industry performance. This net unrealized depreciation was partially offset by approximately $1.4 million of net unrealized appreciation on our debt investments which primarily related to the reversal of $3.1 million of unrealized depreciation on a previous collateral based impairment offset by $1.0 million of unrealized depreciation for collateral based impairments on twelve portfolio companies.

Net unrealized depreciation was offset by $63,000 as a result of decreased estimated taxes payable for the three months ended September 30, 2015.

Net unrealized depreciation was further offset by $69,000 as a result of net depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement and as a result of the acquisition proceeds we received on our Atrenta, Inc. equity, which was exercised from warrants subject to the agreement during the three months ended September 30, 2015.

The following table summarizes the change in net unrealized appreciation (depreciation) in the investment portfolio by category, excluding net unrealized appreciation (depreciation) on taxes payable, escrow receivables and Citigroup warrant participation, for the three months ended September 30, 2016 and 2015:

	Three Months Ended September 30, 2016
(in millions)	Debt	Equity	Warrants	Total
Collateral Based Impairments	$(14.1)	$(0.1)	$(0.3)	$(14.5)
Reversals of Prior Period Collateral Based Impairments	1.3	—	—	1.3
Reversals due to Debt Payoffs & Warrant/Equity Sales	0.3	(4.7)	(2.0)	(6.4)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	0.3	6.5	(0.8)	6.0
Level 3 Assets	4.5	2.3	5.8	12.6

Total Fair Value Market/Yield Adjustments	4.8	8.8	5.0	18.6

Total Unrealized Appreciation/(Depreciation)	$(7.7)	$4.0	$2.7	$(1.0)

	Three Months Ended September 30, 2015
(in millions)	Debt	Equity	Warrants	Total
Collateral Based Impairments	$(1.0)	$—	$(0.4)	$(1.4)
Reversals of Prior Period Collateral Based Impairments	3.1	—	—	3.1
Reversals due to Debt Payoffs & Warrant/Equity Sales	0.2	(4.5)	(0.8)	(5.1)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	(9.8)	(2.1)	(11.9)
Level 3 Assets	(0.9)	(3.8)	(6.1)	(10.8)

Total Fair Value Market/Yield Adjustments	(0.9)	(13.6)	(8.2)	(22.7)

Total Unrealized Appreciation/(Depreciation)	$1.4	$(18.1)	$(9.4)	$(26.1)

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC Topic 820 (“Fair Value Measurements”).

During the nine months ended September 30, 2016, we recorded approximately $16.1 million of net unrealized depreciation, of which $15.9 million was net unrealized depreciation from our debt, equity and warrant investments. Approximately $9.7 million was attributed to net unrealized depreciation on our debt investments which was primarily related to $34.7 million of unrealized depreciation for collateral based impairments on eleven portfolio companies offset by the reversal of $12.5 million of unrealized depreciation upon payoff or settling of our debt investments and the reversal of $7.0 million of unrealized depreciation for prior period collateral based impairments on five portfolio companies. Approximately $8.5 million was attributed to net unrealized depreciation on our equity investments which primarily relates to $3.9 million of unrealized depreciation on our public equity portfolio with the largest concentration in our investment in Box, Inc. and the reversal of $4.6 million of net unrealized appreciation upon being realized as a gain on sales of Box, Inc. and the write off of three portfolio company investments. This unrealized depreciation was partially offset by approximately $2.3 million of net unrealized appreciation on our warrant investments primarily related to $5.4 million of net unrealized appreciation on our private portfolio companies related to portfolio company performance offset by the reversal of approximately $1.2 million of unrealized appreciation upon being realized as a gain due to the acquisition of our warrant investments in two portfolio companies and the write off of five portfolio company investments.

Net unrealized depreciation increased by $78,000 as a result of increased estimated taxes payable for the nine months ended September 30, 2016.

Net unrealized appreciation was further increased by $3,000 as a result of net depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement and a decrease in the liability for the acquisition proceeds received on our Ping Identity Corporation equity investment, which had been exercised from warrants that were included in the collateral pool, during the nine months ended September 30, 2016.

During the nine months ended September 30, 2015, we recorded approximately $33.0 million of net unrealized depreciation, of which $33.8 million was net unrealized depreciation from our debt, equity and warrant investments. Approximately $3.5 million was attributed to net unrealized depreciation on our debt investments which was primarily related to $10.2 million of unrealized depreciation for collateral based impairments on twelve portfolio companies offset by the reversal of $5.6 million of unrealized depreciation for prior period collateral based impairments on three portfolio companies. Approximately $22.8 million was attributed to net unrealized depreciation on our equity investments which primarily related to approximately $11.9 million of unrealized depreciation on our public equity portfolio with the largest concentration in our investment in Box, Inc. and the reversal of $8.2 million of prior period net unrealized appreciation upon being realized as a gain for our sale of shares of Box, Inc., Cempra, Inc. Celladon Corporation, Everyday Health, and Identiv, Inc. as discussed above. Finally approximately $7.5 million is attributed to net unrealized depreciation on our warrant investments which primarily related to $7.4 million of unrealized depreciation on our private portfolio companies related to declining industry performance.

Net unrealized depreciation was offset by $660,000 as a result of decreased estimated taxes payable for the nine months ended September 30, 2015.

Net unrealized depreciation was further offset by $62,000 as a result of net depreciation of fair value on the pool of warrants collateralized under the warrant participation as a result of the acquisition proceeds we received on our Atrenta, Inc. equity, which was exercised from warrants subject to the agreement during nine months ended September 30, 2015.

The following table summarizes the change in net unrealized appreciation (depreciation) in the investment portfolio by category, excluding net unrealized appreciation (depreciation) on taxes payable, escrow receivables and Citigroup warrant participation, for the nine months ended September 30, 2016 and 2015:

	Nine Months Ended September 30, 2016
(in millions)	Debt	Equity	Warrants	Total
Collateral Based Impairments	$(34.7)	$(0.1)	$(0.4)	$(35.2)
Reversals of Prior Period Collateral Based Impairments	7.0	—	—	7.0
Reversals due to Debt Payoffs & Warrant/Equity Sales	12.5	(4.6)	(1.2)	6.7
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	0.3	(3.9)	(1.5)	(5.1)
Level 3 Assets	5.2	0.1	5.4	10.7

Total Fair Value Market/Yield Adjustments	5.5	(3.8)	3.9	5.6

Total Unrealized Appreciation/(Depreciation)	$(9.7)	$(8.5)	$2.3	$(15.9)

	Nine Months Ended September 30, 2015
(in millions)	Debt	Equity	Warrants	Total
Collateral Based Impairments	$(10.2)	$—	$(0.4)	$(10.6)
Reversals of Prior Period Collateral Based Impairments	5.6	—	0.4	6.0
Reversals due to Debt Payoffs & Warrant/Equity Sales	0.4	(8.2)	1.1	(6.7)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	(11.9)	(1.2)	(13.1)
Level 3 Assets	0.7	(2.7)	(7.4)	(9.4)

Total Fair Value Market/Yield Adjustments	0.7	(14.6)	(8.6)	(22.5)

Total Unrealized Appreciation/(Depreciation)	$(3.5)	$(22.8)	$(7.5)	$(33.8)

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC Topic 820 (“Fair Value Measurements”).

Income and Excise Taxes

We account for income taxes in accordance with the provisions of Topic 740 of the Financial Accounting Standards Board’s (“FASB’s”) Accounting Standards Codification, as amended (“ASC”), “Income Taxes,” under which income taxes are provided for amounts currently payable and for amounts deferred based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances may be used to reduce deferred tax assets to the amount likely to be realized. Based upon our previous election and anticipated continued qualification to be subject to taxation as a RIC, we are typically not subject to a material level of federal income taxes. We intend to distribute approximately $8.2 million of spillover earnings from ordinary income from the year ended December 31, 2015 to our stockholders in 2016.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the three months ended September 30, 2016 and 2015, the net increase in net assets resulting from operations totaled approximately $30.8 million and approximately $4.1 million, respectively. For the nine months ended September 30, 2016 and 2015, the net increase in net assets resulting from operations totaled approximately $54.6 million and approximately $28.7 million, respectively.

Both the basic and fully diluted net change in net assets per common share were $0.41 per share and $0.74 per share, respectively, for the three and nine months ended September 30, 2016 and both the basic and fully diluted net change in net assets per common share for the three and nine months ended September 30, 2015 were $0.05 per share and $0.40 per share, respectively.

For the purpose of calculating diluted earnings per share for three and nine months ended September 30, 2015, the dilutive effect of the Convertible Senior Notes under the treasury stock method was included in this calculation as our share price was greater than the conversion price in effect ($11.12 as of September 30, 2015) for the Convertible Senior Notes for such periods. The Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016, as such there is no potential additional dilutive effect for the three and nine months ended September 30, 2016.

Financial Condition, Liquidity, and Capital Resources

Our liquidity and capital resources are derived from our Credit Facilities, SBA debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the turnover of our portfolio and from public and private offerings of securities to finance our investment objectives. We may raise additional equity or debt capital through both registered offerings off a shelf registration, “At-The-Market”, or ATM, and private offerings of securities, by securitizing a portion of our investments or borrowing, including from the SBA through our SBIC subsidiaries.

On August 16, 2013, we entered into an ATM equity distribution agreement (the “Equity Distribution Agreement”) with JMP Securities LLC (“JMP”) and on March 7, 2016 we renewed the Equity Distribution Agreement. The Equity Distribution Agreement provides that we may offer and sell up to 8.0 million shares of our common stock from time to time through JMP, as our sales agent. Sales of our common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

During the three and nine months ended September 30, 2016 we sold 2.1 million and 4.1 million shares of common stock for total accumulated net proceeds of approximately $26.5 million and $50.2 million, respectively, including $986,000 and $1.8 million of offering expenses, respectively. We did not sell any shares under the program during the year ended December 31, 2015. We generally use the net proceeds from these offerings to make investments, repurchase or pay down liabilities and for general corporate purposes. As of September 30, 2016, approximately 3.2 million shares remained available for issuance and sale under the ATM. See “—Subsequent Events.”

On February 24, 2015, our Board of Directors authorized a stock repurchase plan permitting us to repurchase up to $50.0 million of our common stock. This plan expired on August 24, 2015. On August 27, 2015, our Board of Directors authorized a replacement stock repurchase plan permitting us to repurchase up to $50.0 million of our common stock and on February 17, 2016, our Board of Directors extended the program until August 23, 2016, after which the plan expired. During nine months ended September 30, 2016 we repurchased 449,588 shares of our common stock at an average price per share of $10.64 per share and a total cost of approximately $4.8 million. We did not make any repurchases during the three months ended September 30, 2016. See “Item 2. Unregistered Sales of Equity Securities and Use of Proceeds” for further information on the repurchases made during the period.

At the 2015 Annual Meeting of Stockholders on July 7, 2015, our common stockholders approved a proposal to allow us to issue common stock at a discount from our then current NAV per share, which was effective until the 2016 annual meeting of stockholders on July 7, 2016. Such authorization was not sought at the

2016 annual meeting of stockholders. During the three and nine months ended September 30, 2016 and the year ended December 31, 2015 we did not issue common stock at a discount to NAV.

Our Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016. Throughout the life of the Convertible Senior Notes, holders of approximately $74.8 million of our Convertible Senior Notes exercised their conversion rights. These Convertible Senior Notes were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 1.6 million shares of our common stock, or $24.3 million.

On May 2, 2016, we closed an underwritten public offering of an additional $72.9 million in aggregate principal amount of our 6.25% unsecured notes due 2024 (the “2024 Notes”). The $72.9 million in aggregate principal amount includes $65.4 million from the initial offering on April 21, 2016 and $7.5 million as a result of underwriters exercising a portion of their option to purchase up to an additional $9.8 million in aggregate principal to cover overallotments on April 29, 2016.

On May 5, 2016, we, through a special purpose wholly-owned subsidiary, Hercules Funding III, as borrower, entered into the Union Bank Facility with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to thereto from time to time. The Union Bank Facility replaced our credit facility (the “Prior Union Bank Facility”) entered into on August 14, 2014 (as amended and restated from time to time) with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to the Prior Union Bank Facility from time to time. Any references to amounts related to the Union Bank Facility prior to May 5, 2016 were incurred and relate to the Prior Union Bank Facility.

On June 27, 2016, we closed an underwritten public offering of an additional $60.0 million in aggregate principal amount of the 2024 Notes. On June 30, 2016, the underwriters exercised their option to purchase up to an additional $9.0 million in aggregate principal to cover overallotments, resulting in total aggregate principal of $69.0 million from the offering. The 2024 Notes rank equally in right of payment and form a single series of notes. The 2024 Notes will bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30, of each year, beginning July 30, 2016. We intend to invest the net proceeds of these public offerings to fund investments in debt and equity securities in accordance with its investment objective and for other general corporate purposes.

At September 30, 2016, we had $110.4 million of 2019 Notes, $244.9 million of 2024 Notes, $117.0 million of 2021 Asset-Backed Notes, and $190.2 million of SBA debentures payable. We had no borrowings outstanding under the Wells Facility or the Union Bank Facility. See “—Subsequent Events.”

At September 30, 2016, we had $264.0 million in available liquidity, including $69.0 million in cash and cash equivalents. We had available borrowing capacity of approximately $120.0 million under the Wells Facility after the March 2016 expansion of the available facility to $120.0 million and we had available borrowing capacity of $75.0 million under the Union Bank Facility, both subject to existing terms and advance rates and regulatory requirements. We primarily invest cash on hand in interest bearing deposit accounts.

At September 30, 2016, we had $118.5 million of capital outstanding in restricted accounts related to our SBIC that we may use to fund new investments in the SBIC. With our net investments of $44.0 million and $74.5 million in HT II and HT III, respectively, we have the combined capacity to issue a total of $190.2 million of SBA guaranteed debentures, subject to SBA approval. At September 30, 2016, we have issued $190.2 million in SBA guaranteed debentures in our SBIC subsidiaries.

At September 30, 2016, we had approximately $9.0 million of restricted cash, which consists of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized 2021 Asset-Backed Notes, based on current characteristics of the securitized debt investment portfolios, the restricted funds may be used to pay monthly interest and principal on the securitized debt and are not distributed to us or available for our general operations. During the nine months ended September 30, 2016, we principally funded our operations from (i) cash receipts from interest, dividend and fee income from our investment portfolio and (ii) cash proceeds from the realization of portfolio investments through the repayments of debt investments and the sale of debt and equity investments.

During the nine months ended September 30, 2016, our operating activities used $58.5 million of cash and cash equivalents, compared to $78.5 million used during the nine months ended September 30, 2015. This $20.0 million decrease in cash used by operating activities is primarily related to a decrease in investment purchases of approximately $70.3 million offset by a decrease in investment repayments of $38.7 million.

During the nine months ended September 30, 2016, our investing activities used approximately $16,000 of cash, compared to approximately $7.1 million provided during the nine months ended September 30, 2015. This $7.2 million decrease in cash provided by investing activities was primarily due to a reduction of approximately $7.1 million in cash, classified as restricted cash, on assets that are securitized.

During the nine months ended September 30, 2016, our financing activities provided $32.3 million of cash, compared to $8.4 million used during the nine months ended September 30, 2015. The $40.7 million increase in cash provided by financing activities was primarily due to the proceeds received from the issuance of $141.9 million of 2024 Notes during the nine months ended September 30, 2016, partially offset by a decrease in proceeds generated from the issuance of common stock of $49.9 million and in repayments on our credit facilities.

As of September 30, 2016, net assets totaled $753.6 million, with a NAV per share of $9.86. We intend to continue to operate so as to generate cash flows from operations, including income earned from investments in our portfolio companies. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

As required by the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. As of September 30, 2016 our asset coverage ratio under our regulatory requirements as a BDC was 259.6% excluding our SBA debentures as a result of our exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio. As a result of the SEC exemptive order, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 200%, which while providing increased investment flexibility, also may increase our exposure to risks associated with leverage. Total leverage when including our SBA debentures was 213.7% at September 30, 2016.

Outstanding Borrowings

At September 30, 2016 and December 31, 2015, we had the following available borrowings and outstanding amounts:

	September 30, 2016			December 31, 2015
(in thousands)	Total Available	Principal	Carrying Value(1)	Total Available	Principal	Carrying Value(1)
SBA Debentures(2)	$190,200	$190,200	$187,333	$190,200	$190,200	$186,829
2019 Notes	110,364	110,364	108,659	110,364	110,364	108,179
2024 Notes	244,945	244,945	237,663	103,000	103,000	100,128
2021 Asset-Backed Notes	117,004	117,004	115,531	129,300	129,300	126,995
Convertible Senior Notes (3)	—	—	—	17,604	17,604	17,478
Wells Facility (4)	120,000	—	—	75,000	50,000	50,000
Union Bank Facility (4)	75,000	—	—	75,000	—	—

Total	$857,513	$662,513	$649,186	$700,468	$600,468	$589,609

(1)	Except for the Wells Facility and Union Bank Facility, all carrying values represent the principal amount outstanding less the remaining unamortized debt issuance costs and unaccreted discount, if any, associated with the loan as of the balance sheet date. See below for the amount of debt issuance cost associated with each borrowing.
(2)	At both September 30, 2016 and December 31, 2015, the total available borrowings under the SBA debentures were $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III.
(3)	The Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016.
(4)	Availability subject to us meeting the borrowing base requirements. As the Union Bank Facility was replaced on May 5, 2016, amounts included above prior to May 5, 2016 relate to the Prior Union Bank Facility.

Debt issuance costs are fees and other direct incremental costs we incur in obtaining debt financing and are recognized as prepaid expenses and amortized over the life of the related debt instrument using the effective yield method or the straight line method, which closely approximates the effective yield method. In accordance with Accounting Standards Update (“ASU”) 2015-03 “Simplifying the Presentation of Debt Issuance Costs” and ASU 2015-15 “Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”, debt issuance costs are presented as a reduction to the associated liability balance on the Consolidated Statement of Assets and Liabilities, except for debt issuance costs associated with line-of-credit arrangements. Debt issuance costs, net of accumulated amortization, as of September 30, 2016 and December 31, 2015 were as follows:

(in thousands)	September 30, 2016	December 31, 2015
SBA Debentures	$2,867	$3,371
2019 Notes	1,705	2,185
2024 Notes	7,282	2,872
2021 Asset-Backed Notes	1,473	2,305
Convertible Senior Notes	—	44
Wells Facility(1)	608	669
Union Bank Facility(1)	880	229

Total	$14,815	$11,675

(1)	As the Wells Facility and Union Bank Facility are line-of-credit arrangements, the debt issuance costs associated with these instruments are presented separately as an asset on the Consolidated Statement of Assets and Liabilities in accordance with ASU 2015-15. As the Union Bank Facility was replaced on May 5, 2016, amounts included above prior to May 5, 2016 relate to the Prior Union Bank Facility.

As of January 1, 2016, we adopted ASU 2015-03 and ASU 2015-15, which require debt issuance costs to be presented in the balance sheet as a direct deduction from the associated debt liability, except for debt issuance costs associated with line-of-credit arrangements. Adoption of these standards results in the reclassification of debt issuance costs from Other Assets and the presentation of our SBA Debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes, and Convertible Senior Notes net of the associated debt issuance costs for each instrument in the liabilities section on the Consolidated Statement of Assets and Liabilities. There is no impact to the Consolidated Statement of Operations. In addition, there is no change to the presentation of the Wells Facility or Union Bank Facility as debt issuance costs are presented separately as an asset on the Consolidated Statement of Assets and Liabilities. Refer to “—Critical Accounting Policies”.

Commitments

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded contractual commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded contractual commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded contractual commitments may be significant from time to time. A portion of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Furthermore, our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. As such, our disclosure of unfunded contractual commits includes only those which are available at the request of the portfolio company and unencumbered by milestones.

At September 30, 2016, we had approximately $73.9 million of unfunded commitments, including undrawn revolving facilities, which were available at the request of the portfolio company and unencumbered by milestones. We intend to use cash flow from normal and early principal repayments, and proceeds from borrowings and notes to fund these commitments.

We also had approximately $100.0 million of non-binding term sheets outstanding to three new and existing companies, which generally convert to contractual commitments within approximately 90 days of signing. Non-binding outstanding term sheets are subject to completion of our due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of our unfunded commitments are considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding, given that interest rates are generally pegged to a market indices and given the existence of milestones, conditions and/or obligations imbedded in the borrowing agreements.

As of September 30, 2016, our unfunded contractual commitments available at the request of the portfolio company, including undrawn revolving facilities, and unencumbered by milestones are as follows:

(in thousands) Portfolio Company	Unfunded Commitments(1)
Paratek Pharmaceuticals, Inc.	$20,000
NewVoiceMedia Limited	15,000
Evernote Corporation	14,000
Aquantia Corp.	11,500
Genocea Biosciences, Inc.	5,000
Edge Therapeutics, Inc.	5,000
Druva, Inc.	3,000
RedSeal Inc.	365

Total	$73,865

(1)	Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.

Contractual Obligations

The following table shows our contractual obligations as of September 30, 2016:

	Payments due by period (in thousands)
Contractual Obligations (1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$662,513	$—	$249,168	$83,150	$330,195
Operating Lease Obligations(5)	3,707	1,658	1,931	118	—

Total	$666,220	$1,658	$251,099	$83,268	$330,195

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	We also have a warrant participation agreement with Citigroup. See Note 4 to our consolidated financial statements.
(3)	Includes $190.2 million in principal outstanding under the SBA debentures, $110.4 million of the 2019 Notes, $244.9 million of the 2024 Notes, and $117.0 million of the 2021 Asset-Backed Notes as of September 30, 2016.
(4)	Amounts represent future principal repayments and not the carrying value of each liability. See Note 4 to our consolidated financial statements.
(5)	Long-term facility leases.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $420,000 and $1.3 million during the three and nine months ended September 30, 2016, respectively. Total rent expense amounted to approximately $414,000 and $1.2 million during the same periods ended September 30, 2015.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

We and our executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by us to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

Borrowings

Long-Term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. With the Company’s net investment of $44.0 million in HT II as of September 30, 2016, HT II has the capacity to issue a total of $41.2 million of SBA guaranteed debentures, subject to SBA approval, of which $41.2 million was outstanding as of September 30, 2016. As of September 30, 2016, HT II has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of September 30, 2016 the Company held investments in HT II in 36 companies with a fair value of approximately $68.7 million, accounting for approximately 5.2% of the Company’s total portfolio at September 30, 2016. HT II held approximately $100.4 million in assets and accounted for approximately 5.5% of the Company’s total assets prior to consolidation at September 30, 2016.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $74.5 million in HT III as of September 30, 2016, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, of which $149.0 million was outstanding as of September 30, 2016. As of September 30, 2016, HT III has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of September 30, 2016, the Company held investments in HT III in 51 companies with a fair value of approximately $230.7 million, accounting for approximately 17.5% of the Company’s total portfolio at September 30, 2016. HT III held approximately $252.7 million in assets and accounted for approximately 14.0% of the Company’s total assets prior to consolidation at September 30, 2016.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through the Company’s wholly owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and HT III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of September 30, 2016 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in March 2009 are set semiannually in March and September and range from 2.25% to 4.62% excluding annual fees. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of March 2009, the initial maturity of SBA debentures will occur in March 2019. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees on other debentures have been set at 0.906%. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.515%. The rates of borrowings on the Company’s SBA debentures range from 3.05% to 5.53% when including these annual fees.

The average amount of debentures outstanding for the three months ended September 30, 2016 for HT II was approximately $41.2 million with an average interest rate of approximately 4.52%. The average amount of debentures outstanding for the three months ended September 30, 2016 for HT III was approximately $149.0 million with an average interest rate of approximately 3.43%. The average amount of debentures outstanding for the nine months ended September 30, 2016 for HT II was approximately 41.2 million with an average interest rate of approximately 4.52%. The average amount of debentures outstanding for the nine months ended September 30, 2016 for HT III was approximately $149.0 million with an average interest rate of approximately 3.43%.

For the three and nine months ended September 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the SBA debentures are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$1,757	$1,757	$5,231	$5,212
Amortization of debt issuance cost (loan fees)	168	168	504	499

Total interest expense and fees	$1,925	$1,925	$5,735	$5,711

Cash paid for interest expense and fees	$3,499	$3,499	$6,961	$6,942

As of September 30, 2016, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $350.0 million, subject to periodic adjustments by the SBA. In aggregate, at September 30, 2016, with the Company’s net investment of $118.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. At September 30, 2016, the Company has issued $190.2 million in SBA-guaranteed debentures in the Company’s SBIC subsidiaries.

The Company reported the following SBA debentures outstanding principal balances as of September 30, 2016 and December 31, 2015:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	September 30, 2016	December 31, 2015
March 25, 2009	March 1, 2019	5.53%	$18,400	$18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$190,200	$190,200

(1)	Interest rate includes annual charge

2019 Notes

On March 6, 2012, the Company and U.S. Bank National Association (the “2019 Trustee”) entered into the Base Indenture. On April 17, 2012, the Company and the 2019 Trustee entered into the First Supplemental Indenture to the Base Indenture (the “First Supplemental Indenture”), dated April 17, 2012, relating to the Company’s issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% notes due 2019 (the “April 2019 Notes”).

In July 2012, the Company reopened the Company’s April 2019 Notes and issued an additional $41.5 million in aggregate principal amount of April 2019 Notes, which included the exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

On September 24, 2012, the Company and the 2019 Trustee, entered into the Second Supplemental Indenture to the Base Indenture (the “Second Supplemental Indenture”), dated as of September 24, 2012, relating to the Company’s issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% notes due 2019 (the “September 2019 Notes”).

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal outstanding.

In April 2015, the Company redeemed $20.0 million of the $84.5 million issued and outstanding aggregate principal amount of April 2019 Notes, as previously approved by the Board of Directors. In December 2015 the Company redeemed $40.0 million of the $85.9 million issued and outstanding aggregate principal amount of September 2019 Notes, as previously approved by the Board of Directors.

As of September 30, 2016 and December 31, 2015, the 2019 Notes payable outstanding principal balance consists of:

(in thousands)	September 30, 2016	December 31, 2015
April 2019 Notes	$64,490	$64,490
September 2019 Notes	45,874	45,874

Total 2019 Notes Principal Outstanding	$110,364	$110,364

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the NYSE under the trading symbol “HTGZ.”

The April 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grant security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company’s compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the 2019 Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the 2019 Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the NYSE under the trading symbol “HTGY.”

The September 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the 2019 Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Second Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the 2019 Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

For the three and nine months ended September 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the April 2019 Notes and September 2019 Notes are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$1,931	$2,631	$5,794	$8,361
Amortization of debt issuance cost (loan fees)	160	211	480	1,163

Total interest expense and fees	$2,091	$2,842	$6,274	$9,524

Cash paid for interest expense and fees	$1,931	$2,631	$5,794	$8,594

As of September 30, 2016, the Company was in compliance with the terms of the Base Indenture, and respective supplemental indentures thereto, governing the April 2019 Notes and September 2019 Notes.

2024 Notes

On July 14, 2014, the Company and U.S. Bank, N.A. (the “2024 Trustee”), entered into the Third Supplemental Indenture to the Base Indenture between the Company and the 2024 Trustee, dated July 14, 2014, relating to the Company’s issuance, offer and sale of $100.0 million aggregate principal amount of the 2024 Notes. On August 6, 2014, the underwriters issued notification to exercise their over-allotment option for an additional $3.0 million in aggregate principal amount of the 2024 Notes.

On May 2, 2016, the Company closed an underwritten public offering of an additional $72.9 million in aggregate principal amount of the 2024 Notes. The $72.9 million in aggregate principal amount includes $65.4 million from the initial offering on April 21, 2016 and $7.5 million as a result of underwriters exercising a portion of their option to purchase up to an additional $9.8 million in aggregate principal to cover overallotments on April 29, 2016.

On June 27, 2016, the Company closed an underwritten public offering of an additional $60.0 million in aggregate principal amount of the 2024 Notes. On June 30, 2016, the underwriters exercised their option to purchase up to an additional $9.0 million in aggregate principal to cover overallotments, resulting in total aggregate principal of $69.0 million from the offering.

All issuances of 2024 Notes rank equally in right of payment and form a single series of notes.

The 2024 Notes will mature on July 30, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after July 30, 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2024 Notes bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2014, and trade on the NYSE under the trading symbol “HTGX.”

The 2024 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2024 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Third Supplemental Indenture. The Base Indenture, as supplemented by the Third Supplemental Indenture, also contains certain reporting requirements, including a requirement that the Company provide financial information to the holders of the 2024 Notes and the 2024 Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. The Base Indenture provides for customary events of default and further provides that the 2024 Trustee or the holders of 25% in aggregate principal amount of the outstanding 2024 Notes in a series may declare such 2024 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of September 30, 2016, the Company was in compliance with the terms of the Base Indenture as supplemented by the Third Supplemental Indenture.

At September 30, 2016 and December 31, 2015, the 2024 Notes had an outstanding principal balance of $244.9 million and $103.0 million, respectively.

For the three and nine months ended September 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the 2024 Notes are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$3,926	$1,609	$7,910	$4,828
Amortization of debt issuance cost (loan fees)	229	83	448	250

Total interest expense and fees	$4,155	$1,692	$8,358	$5,078

Cash paid for interest expense and fees	$3,827	$1,609	$7,046	$4,828

2021 Asset-Backed Notes

On November 13, 2014, the Company completed a $237.4 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of fixed rate asset-backed notes (the “2021 Asset-Backed Notes”), which were rated A(sf) by Kroll Bond Rating Agency, Inc. (“KBRA”). The 2021 Asset-Backed Notes were sold by Hercules Capital Funding Trust 2014-1 pursuant to a note purchase agreement, dated as of November 13, 2014, by and among the Company, the 2014 Trust Depositor, the 2014 Securitization Issuer, and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of the Company’s portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. The securitization has an 18-month reinvestment period during which time principal collections may be reinvested into additional eligible loans. Interest on the 2021 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.524% per annum. The 2021 Asset-Backed Notes have a stated maturity of April 16, 2021.

As part of this transaction, the Company entered into a sale and contribution agreement with the 2014 Trust Depositor under which the Company has agreed to sell or have contributed to the 2014 Trust Depositor the 2014 Loans. The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2014 Loans as of the date of their transfer to the 2014 Trust Depositor.

In connection with the issuance and sale of the 2021 Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The 2021 Asset-Backed Notes are secured obligations of the 2014 Securitization Issuer and are non-recourse to the Company. The 2014 Securitization Issuer also entered into an indenture governing the 2021 Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2021 Asset-Backed Notes were sold without being registered under the Securities Act (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rules 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Sec. 2(a)(51)(A) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2021 Asset-Backed Notes outside the United States in accordance with Regulation S under the Securities Act. The 2014 Securitization Issuer is not registered under the 1940 Act in reliance on an exemption provided by Section 3(c)(7) thereof and Rule 3a-7 thereunder. In addition, the 2014 Trust Depositor entered into an amended and restated trust agreement in respect of the 2014 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2014 Loans are serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company performs certain servicing and administrative functions with respect to the 2014 Loans. The Company is entitled to receive a monthly fee from the 2014 Securitization Issuer for servicing the 2014 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including October 5, 2014 through and including December 5, 2014 over 360) of 2.00% and the aggregate outstanding principal balance of the 2014 Loans plus collections on deposit in the 2014 Securitization Issuer’s collections account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including October 5, 2014, to the close of business on December 5, 2014). The Company also serves as administrator to the 2014 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At September 30, 2016 and December 31, 2015, the 2021 Asset-Backed Notes had an outstanding principal balance of $117.0 million.

For the three and nine months ended September 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the 2021 Asset-Backed Notes are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$1,103	$1,139	$3,381	$3,417
Amortization of debt issuance cost (loan fees)	366	227	832	673

Total interest expense and fees	$1,469	$1,366	$4,213	$4,090

Cash paid for interest expense and fees	$1,110	$1,139	$3,388	$3,417

Under the terms of the 2021 Asset-Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2021 Asset-Backed Notes. The Company has segregated these funds and classified them as restricted cash. There was approximately $9.0 million and $9.2 million of restricted cash as of September 30, 2016 and December 31, 2015, respectively, funded through interest collections.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of the Convertible Senior Notes. The Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016.

Prior to the close of business on October 14, 2015, holders were able to convert their Convertible Senior Notes only under certain circumstances set forth in the indenture governing the Convertible Senior Notes. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the maturity date, holders were able to convert their Convertible Senior Notes at any time. Throughout the life of the Convertible Senior Notes, holders of approximately $74.8 million of the Convertible Senior Notes exercised their conversion rights. These Convertible Senior Notes were settled with a combination of cash equal to the outstanding principal amount of the Convertible Senior Notes and approximately 1.6 million shares of the Company’s common stock, or $24.3 million.

The Company recorded a loss on extinguishment of debt for the proportionate amount of unamortized debt issuance costs and original issue discount. The loss was partially offset by a gain in the amount of the difference between the outstanding principal balance of the Convertible Senior Notes and the fair value of the debt instrument. The net loss on extinguishment of debt the Company recorded for the year ended December 31, 2015 was $1,000. The Company did not record a loss on extinguishment of debt in the three and nine months ended September 30, 2016. The loss on extinguishment of debt was classified as a component of net investment income in the Company’s Consolidated Statement of Operations.

The Convertible Senior Notes were accounted for in accordance with ASC Subtopic 470-20 (“Debt Instruments with Conversion and Other Options”). In accounting for the Convertible Senior Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2%

attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the Consolidated Statement of Assets and Liabilities. As a result, the Company recorded interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 8.1%.

As December 31, 2015, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	December 31, 2015
Principal amount of debt	$17,604
Unamortized debt issuance cost	(44)
Original issue discount, net of accretion	(82)

Carrying value of Convertible Senior Notes	$17,478

For the three and nine months ended September 30, 2016 and 2015, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$—	$264	$352	$743
Accretion of original issue discount	—	61	82	185
Amortization of debt issuance cost (loan fees)	—	33	44	98

Total interest expense and fees	$—	$358	$478	$1,026

Cash paid for interest expense and fees	$—	$—	$440	$529

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1% for the three and nine months ended September 30, 2016 and 2015.

Wells Facility

On June 29, 2015, the Company, through a special purpose wholly owned subsidiary, Hercules Funding II, entered into the Wells Facility with Wells Fargo Capital Finance, LLC, as a lender and as the arranger and the administrative agent, and the lenders party thereto from time to time.

The Wells Facility matures on August 2, 2019, unless terminated sooner in accordance with its terms.

Under the Wells Facility, Wells Fargo Capital Finance, LLC made commitments of $75.0 million, Alostar Bank of Commerce made commitments of $20.0 million, and Everbank Commercial Finance Inc. made commitments of $25.0 million. The Wells Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the facility; however, there can be no assurances that additional lenders will join the Wells Facility. Borrowings under the Wells Facility generally bear interest at a rate per annum equal to LIBOR plus 3.25%, and the Wells Facility has an advance rate of 50% against eligible debt investments. The Wells Facility is secured by all of the assets of Hercules Funding II. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. For the three and nine months ended September 30, 2016, this non-use fee was approximately $155,000 and $336,000, respectively. For the three and nine months ended September 30, 2015, this non-use fee was approximately $41,000 and $229,000, respectively.

The Wells Facility also includes various financial and other covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to Hercules Funding II, including covenants relating to certain changes of control of the Company and Hercules Funding II. Among other things, these covenants also require the Company to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014. As of September 30, 2016, the minimum tangible net worth covenant increased to $637.2 million as a result of the March 2015 follow-on public offering of 7.6 million shares of common stock for total gross proceeds of approximately $100.4 million and the 2.1 million shares of common stock issued under the ATM equity distribution agreement with JMP for gross proceeds of $24.5 million during the nine months ended September 30, 2016. The Wells Facility provides for customary events of default, including, without limitation, with respect to payment defaults, breach of representations and covenants, certain key person provisions, cross acceleration provisions to certain other debt, lien and judgment limitations, and bankruptcy.

On June 20, 2011 the Company paid $1.1 million in structuring fees in connection with the original Wells Facility. In connection with an amendment to the original Wells Facility in August 2014, the Company paid an additional $750,000 in structuring fees and in connection with the amendment in December 2015, the Company paid an additional $188,000 in structuring fees. These fees are being amortized through the end of the term of the Wells Facility.

The Company had aggregate draws of $168.3 million on the available facility during the nine months ended September 30, 2016 offset by repayments of $218.3 million. At December 31, 2015 there was $50.0 million, respectively, of borrowings outstanding on this facility. There were no borrowings outstanding on the facility as of September 30, 2016.

For the three and nine months ended September 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the Wells Facility are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$—	$356	$501	$356
Amortization of debt issuance cost (loan fees)	115	92	341	264

Total interest expense and fees	$115	$448	$842	$620

Cash paid for interest expense and fees	$—	$289	$577	$289

Union Bank Facility

On May 5, 2016, the Company, through a special purpose wholly owned subsidiary, Hercules Funding III, as borrower, entered into the Union Bank Facility with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to the Union Bank Facility from time to time. The Union Bank Facility replaced the Prior Union Bank Facility. Any references to amounts related to the Union Bank Facility prior to May 5, 2016 were incurred and relate to the Prior Union Bank Facility.

Under the Union Bank Facility, MUFG Union Bank made commitments of $75.0 million. The Union Bank Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $200.0 million, funded by additional lenders and with the agreement of MUFG Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility to increase available borrowings. Borrowings under the Union Bank Facility generally bear interest at either (i) if such borrowing is a base rate loan, a base rate per annum equal to the federal funds rate plus 1.00%, LIBOR plus 1.00% or MUFG Union Bank’s prime rate, in each case, plus a margin of 1.25% or (ii) if such borrowing is a

LIBOR loan, a rate per annum equal to LIBOR plus 3.25%, and the Union Bank Facility generally has an advance rate of 50% against eligible debt investments. The Union Bank Facility is secured by all of the assets of HT III.

The Union Bank Facility requires payment of a non-use fee during the revolving credit availability period on a scale of 0.25% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. The Company paid a one-time $562,500 structuring fee in connection with the Union Bank Facility. Although the Company did not incur any non-use fees under the Union Bank Facility prior to May 5, 2016, for the three and nine months ended September 30, 2016, the company incurred non-use fees under the existing and previous Union Bank Facility of approximately $96,000 and $277,000, respectively. For the three and nine months ended September 30, 2015, the non-use fee was approximately $96,000 and $284,000, respectively.

The Union Bank Facility also includes various financial and other covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to HT III, including covenants relating to certain changes of control of the Company and HT III. Among other things, these covenants also require the Company to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014. As of September 30, 2016, the minimum tangible net worth covenant increased to $658.2 million as a result of the March 2015 follow-on public offering of 7.6 million shares of common stock for total net proceeds of approximately $100.1 million and the 4.1 million shares of common stock issued under the ATM equity distribution agreement with JMP for net proceeds of $50.2 million during the nine months ended September 30, 2016. The Union Bank Facility provides for customary events of default, including with respect to payment defaults, breach of representations and covenants, servicer defaults, certain key person provisions, cross default provisions to certain other debt, lien and judgment limitations, and bankruptcy.

The Union Bank Facility matures on May 5, 2020, unless sooner terminated in accordance with its terms.

In connection with the Union Bank Facility, the Company and HT III also entered into the Sale and Servicing Agreement, dated as of May 5, 2016 (“the Sale Agreement”), by and among HT III, as borrower, the Company, as originator and servicer, and MUFG Union Bank, as agent. Under the Sale Agreement, the Company agrees to (i) sell or transfer certain loans to HT III under the Union Bank Facility and (ii) act as servicer for the loans sold or transferred.

The Company had aggregate draws of $25.0 million on the available facility during the nine months ended September 30, 2016 offset by repayments of $25.0 million. At September 30, 2016 there were no borrowings outstanding on the Union Bank Facility.

For the three and nine months ended September 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the previous and current Union Bank Facility are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$—	$—	$55	$—
Amortization of debt issuance cost (loan fees)	112	15	244	45

Total interest expense and fees	$112	$15	$299	$45

Cash paid for interest expense and fees	$—	$—	$38	$—

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, entered into Citibank Credit Facility with Citigroup, which expired under normal terms. During the first quarter of 2009, the Company paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of debt investments and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal to the Maximum Participation Limit. The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the nine months ended September 30, 2016, the Company reduced its realized gain by approximately $146,000 for Citigroup’s participation from the acquisition proceeds received on equity exercised from warrants that were included in the collateral pool. The Company also recorded a decrease in participation liability and an increase in unrealized appreciation by a net amount of approximately $3,000 primarily due to depreciation of fair value on the pool of warrants collateralized under the warrant participation and the acquisition proceeds received on the Company’s Ping Identity Corporation equity investment. The remaining value of Citigroup’s participation right on unrealized gains in the related equity investments is approximately $114,000 as of September 30, 2016 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $2.4 million under the warrant participation agreement thereby reducing realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. The remaining warrants subject to the Citigroup participation agreement are set to expire in January 2017.

Dividend Distributions

The following table summarizes our dividend distributions declared and paid, to be paid, or reinvested on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.03
December 9, 2005	January 6, 2006	January 27, 2006	0.30
April 3, 2006	April 10, 2006	May 5, 2006	0.30
July 19, 2006	July 31, 2006	August 28, 2006	0.30
October 16, 2006	November 6, 2006	December 1, 2006	0.30
February 7, 2007	February 19, 2007	March 19, 2007	0.30
May 3, 2007	May 16, 2007	June 18, 2007	0.30
August 2, 2007	August 16, 2007	September 17, 2007	0.30
November 1, 2007	November 16, 2007	December 17, 2007	0.30
February 7, 2008	February 15, 2008	March 17, 2008	0.30
May 8, 2008	May 16, 2008	June 16, 2008	0.34
August 7, 2008	August 15, 2008	September 19, 2008	0.34
November 6, 2008	November 14, 2008	December 15, 2008	0.34
February 12, 2009	February 23, 2009	March 30, 2009	0.32	*
May 7, 2009	May 15, 2009	June 15, 2009	0.30
August 6, 2009	August 14, 2009	September 14, 2009	0.30
October 15, 2009	October 20, 2009	November 23, 2009	0.30
December 16, 2009	December 24, 2009	December 30, 2009	0.04
February 11, 2010	February 19, 2010	March 19, 2010	0.20
May 3, 2010	May 12, 2010	June 18, 2010	0.20
August 2, 2010	August 12, 2010	September 17,2010	0.20
November 4, 2010	November 10, 2010	December 17, 2010	0.20
March 1, 2011	March 10, 2011	March 24, 2011	0.22
May 5, 2011	May 11, 2011	June 23, 2011	0.22
August 4, 2011	August 15, 2011	September 15, 2011	0.22
November 3, 2011	November 14, 2011	November 29, 2011	0.22
February 27, 2012	March 12, 2012	March 15, 2012	0.23
April 30, 2012	May 18, 2012	May 25, 2012	0.24
July 30, 2012	August 17, 2012	August 24, 2012	0.24
October 26, 2012	November 14, 2012	November 21, 2012	0.24
February 26, 2013	March 11, 2013	March 19, 2013	0.25
April 29, 2013	May 14, 2013	May 21, 2013	0.27
July 29, 2013	August 13, 2013	August 20, 2013	0.28
November 4, 2013	November 18, 2013	November 25, 2013	0.31
February 24, 2014	March 10, 2014	March 17, 2014	0.31
April 28, 2014	May 12, 2014	May 19, 2014	0.31
July 28, 2014	August 18, 2014	August 25, 2014	0.31
October 29, 2014	November 17, 2014	November 24, 2014	0.31
February 24, 2015	March 12, 2015	March 19, 2015	0.31
May 4, 2015	May 18, 2015	May 25, 2015	0.31
July 29, 2015	August 17, 2015	August 24, 2015	0.31
October 28, 2015	November 16, 2015	November 23, 2015	0.31
February 17, 2016	March 7, 2016	March 14, 2016	0.31
April 27, 2016	May 16, 2016	May 23, 2016	0.31
July 27, 2016	August 15, 2016	August 22, 2016	0.31
October 26, 2016	November 14, 2016	November 21, 2016	0.31

			$12.47

*	Dividend distribution paid in cash and stock.

On October 26, 2016 the Board of Directors declared a cash dividend distribution of $0.31 per share to be paid on November 21, 2016 to stockholders of record as of November 14, 2016. This distribution represents our forty-fifth consecutive dividend declaration since our IPO, bringing the total cumulative dividend declared to date $12.47 per share.

Our Board of Directors maintains a variable dividend distribution policy with the objective of distributing four quarterly distributions in an amount that approximates 90—100% of our taxable quarterly income or potential annual income for a particular taxable year. In addition, at the end of our taxable year, our Board of Directors may choose to pay an additional special dividend distribution, or fifth dividend, so that we may distribute approximately all of our annual taxable income in the taxable year in which it was earned, or may elect to maintain the option to spill over our excess taxable income into the following taxable year as part of any future dividend distribution payments.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of a stockholder’s tax basis in our shares, and any distributions paid in excess of a stockholder’s tax basis in our shares would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our taxable year and is generally based upon our taxable income for the full taxable year and distributions paid for the full taxable year. As a result, any determination of the tax attributes of our distributions made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full taxable year. Of the dividend distributions declared during the year ended December 31, 2015, 100% were distributions derived from our current and accumulated earnings and profits.

During the three months ended September 30, 2016, we declared a distribution of $0.31 per share. If we had determined the tax attributes of our distributions year-to-date as of September 30, 2016, 100% would be from our current and accumulated earnings and profits. However, there can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2016 distributions to stockholders will actually be.

Shortly after the close of each calendar year information identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution, if any) will be provided to our stockholders subject to information reporting. To the extent our taxable earnings fall below the total amount of our distributions for any taxable year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We expect to continue our qualification to be subject to tax as a RIC under Subchapter M of the Code. In order to be subject to tax as a RIC, we are required to satisfy certain gross income and asset composition tests, as well as distribute dividends to our stockholders each taxable year of an amount at least equal to 90% of the sum of our investment company taxable income, determined without regard to any deduction for dividends paid, and our net tax-exempt income, if any. Upon being eligible to be subject to tax as a RIC, we would be entitled to deduct dividend distributions we pay to our stockholders in determining our taxable income. Included in taxable income are taxable interest, dividend and fee income, reduced by certain deductions, as well as taxable net realized securities gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes net unrealized appreciation or depreciation as such gains or losses are not included in taxable income until they are realized. In connection with maintaining our ability to be subject to tax as a RIC, among other things, we have made and intend to continue to make the requisite distributions to our stockholders each taxable year, which generally should relieve us from corporate-level U.S. federal income taxes.

As a RIC, we will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income and gains unless we distribute dividends in respect of each calendar year in a timely manner to our stockholders of an amount generally at least equal to the sum of (1) 98% of our ordinary income (subject to certain deferrals and elections) for each calendar year, (2) 98.2% of our capital gain net income (adjusted for certain ordinary losses) for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains).

Depending on the level of taxable income earned in a taxable year, we may choose to carry over taxable income in excess of current taxable year dividend distributions from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of such excess taxable income that may be carried over for distribution as dividend distributions in the next taxable year under the Code is the total amount of dividend distributions paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next taxable year, dividends declared and paid by us in a taxable year may differ from our taxable income for that taxable year as such dividend distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

We intend to distribute approximately $8.2 million of spillover earnings from ordinary income from the year ended December 31, 2015 to our stockholders in 2016.

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend distribution, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividend distributions.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Reclassification

Certain balances from prior years have been reclassified in order to conform to the current year presentation.

Change in Accounting Principle

As of January 1, 2016, we adopted ASU 2015-03 and ASU 2015-15, which collectively require debt issuance costs to be presented on the balance sheet as a direct deduction from the associated debt liability, except for debt issuance costs associated with line-of-credit arrangements. Adoption of these standards results in the reclassification of debt issuance costs from Other Assets and the presentation of our SBA Debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes, and Convertible Senior Notes net of the associated debt issuance costs for each instrument in the liabilities section on the Consolidated Statement of Assets and Liabilities. In addition, the comparative Consolidated Statement of Assets and Liabilities as of December 31, 2015 has been adjusted to apply the change in accounting principle retrospectively. Specifically, the presentation of our Other Assets, SBA Debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes, and Convertible Senior Notes line items were adjusted by the amount of unamortized debt issuance costs for each instrument. There is no impact to the Consolidated Statement of Operations. In addition, there is no change to the presentation of the Wells Facility or Union Facility as debt issuance costs are presented separately as an asset on the Consolidated Statement of Assets and Liabilities. Refer to “—Outstanding Borrowings” for the amount of unamortized debt issuance costs for each instrument.

Valuation of Investments

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At September 30, 2016, approximately 93.0% of our total assets represented investments in portfolio companies whose fair value is determined in good faith by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our investments are carried at fair value in accordance with the 1940 Act and ASC Topic 946 and measured in accordance with ASC Topic 820. Our debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of our investments in these portfolio companies are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indices for these investment securities to be traded or exchanged. As such, we value substantially all of our investments at fair value as determined in good faith pursuant to a consistent valuation policy by our Board of Directors in accordance with the provisions of ASC Topic 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

We may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments. We engage independent valuation firms on a discretionary basis. Specifically, on a quarterly basis, we will identify portfolio investments with respect to which an independent valuation firm will assist in valuing. We select these portfolio investments based on a number of factors, including, but not limited to, the potential for material fluctuations in valuation results, credit quality and the time lapse since the last valuation of the portfolio investment by an independent valuation firm.

We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately, and solely, responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with our investment committee;

(3) the Audit Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio company as provided by the investment committee, which incorporates the results of the independent valuation firm as appropriate; and

(4) the Board of Directors, upon the recommendation of the Audit Committee, discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC Topic 820 establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC Topic 820 also requires disclosure for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC Topic 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

We have categorized all investments recorded at fair value in accordance with ASC Topic 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC Topic 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are publically held debt investments and warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of September 30, 2016 and as of December 31, 2015. We transfer investments in and out of Level 1, 2 and 3 as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the nine months ended September 30, 2016, there were no transfers between Levels 1 or 2.

(in thousands) Description	Balance September 30, 2016	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$1,224,121	$—	$5,981	$1,218,140
Preferred Stock	41,828	—	—	41,828
Common Stock	26,923	21,225	—	5,698
Warrants	27,738	—	3,572	24,166
Escrow Receivable	1,180	—	—	1,180

Total	$1,321,790	$21,225	$9,553	$1,291,012

(in thousands) Description	Balance December 31, 2015	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$1,110,209	$—	$7,813	$1,102,396
Preferred Stock	35,245	—	—	35,245
Common Stock	32,197	30,670	—	1,527
Warrants	22,987	—	4,422	18,565
Escrow Receivable	2,967	—	—	2,967

Total	$1,203,605	$30,670	$12,235	$1,160,700

The table below presents a reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the nine months ended September 30, 2016 and the year ended December 31, 2015.

(in thousands)	Balance January 1, 2016	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balance September 30, 2016
Senior Debt	$1,102,396	$(6,868)	$(9,948)	$475,551	$—	$(338,430)	$—	$(4,561)	$1,218,140
Preferred Stock	35,245	(334)	1,599	6,820	(1,367)	—	626	(761)	41,828
Common Stock	1,527	—	(590)	—	—	—	4,761	—	5,698
Warrants	18,565	(283)	4,270	3,084	(906)	—	—	(564)	24,166
Escrow Receivable	2,967	—	—	1,729	(3,516)	—	—	—	1,180

Total	$1,160,700	$(7,485)	$(4,669)	$487,184	$(5,789)	$(338,430)	$5,387	$(5,886)	$1,291,012

(in thousands)	Balance January 1, 2015	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(4)	Gross Transfers out of Level 3(4)	Balance December 31, 2015
Senior Debt	$923,906	$(2,295)	$(12,930)	$699,555	$—	$(505,274)	$—	$(566)	$1,102,396
Preferred Stock	57,548	2,598	(1,539)	15,076	(4,542)	—	685	(34,581)	35,245
Common Stock	1,387	(298)	743	—	(305)	—	—	—	1,527
Warrants	21,923	(3,849)	(4,749)	5,311	1,220	—	—	(1,291)	18,565
Escrow Receivable	3,598	71	—	511	(1,032)	(181)	—	—	2,967

Total	$1,008,362	$(3,773)	$(18,475)	$720,453	$(4,659)	$(505,455)	$685	$(36,438)	$1,160,700

(1)	Included in net realized gains or losses in the accompanying Consolidated Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) in the accompanying Consolidated Statement of Operations.
(3)	Transfers out of Level 3 during the nine months ended September 30, 2016 relate to the exercise of warrants in TPI Composites, Inc. and Touchcommerce, Inc. to common stock in an IPO and acquisition, respectively; the exercise of warrants in Ping Identity Corporation to preferred stock; the conversion of debt to equity in Optiscan Biomedical Corp and Achilles Technology Management Co II, Inc. and the conversion of the Company’s preferred shares to common shares in SCIEnergy, Inc. Transfers into Level 3 during the nine months ended September 30, 2016 relate to the acquisition of preferred stock as a result of the exercise of warrants in Ping Identity Corporation, the conversion of debt to equity in Optiscan Biomedical Corp and Achilles Technology Management Co II, Inc. and the conversion of the Company’s preferred shares to common shares in SCIEnergy, Inc.
(4)	Transfers out of Level 3 during the year ended December 31, 2015 relate to the IPOs of Box, Inc., ZP Opco, Inc. (p.k.a. Zosano Pharma, Inc.), Neos Therapeutics, Edge Therapeutics Inc., ViewRay, Inc., and Cerecor, Inc. in addition to the exercise of warrants in both Forescout, Inc. and Atrenta, Inc. to preferred stock. Transfers into Level 3 during the year ended December 31, 2015 relate to the acquisition of preferred stock as a result of the exercise of warrants in both Forescout, Inc. and Atrenta, Inc. and the conversion of debt to equity in Home Dialysis Plus and Gynesonics.
(5)	Amounts listed above are inclusive of loan origination fees received at the inception of the loan which are deferred and amortized into fee income as well as the accretion of existing loan discounts and fees during the period. Escrow receivable purchases may include additions due to proceeds held in escrow from the liquidation of level 3 investments.
(6)	Amounts listed above include the acceleration and payment of loan discounts and loan fees due to early payoffs or restructures.

For nine months ended September 30, 2016, approximately $315,000 in net unrealized appreciation and $590,000 in net unrealized depreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $22.8 million in net unrealized depreciation and $3.5 million in net unrealized appreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

For the year ended December 31, 2015, approximately $179,000 in net unrealized depreciation and $745,000 in net unrealized appreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $13.7 million and $5.9 million in net unrealized depreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

The following tables provides quantitative information about our Level 3 fair value measurements as of September 30, 2016. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to our fair value measurements.

The significant unobservable input used in the fair value measurement of our escrow receivables is the amount recoverable at the contractual maturity date of the escrow receivable.

Investment Type - Level Three Debt Investments	Fair Value at September 30, 2016 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(b)
Pharmaceuticals	$96,647	Originated Within 6 Months	Origination Yield	12.24% - 15.39%	13.70%
	420,472	Market Comparable Companies	Hypothetical Market Yield	8.96% - 20.56%	12.61%
			Premium/(Discount)	0.00% - 0.75%
	2,224	Liquidation(c)	Probability weighting of alternative outcomes	25.00% - 100.00%

Technology	87,063	Originated Within 6 Months	Origination Yield	9.75% - 21.90%	14.66%
	247,989	Market Comparable Companies	Hypothetical Market Yield	10.49% - 16.60%	12.35%
			Premium/(Discount)	(0.50%) - 0.25%
	36,349	Liquidation(c)	Probability weighting of alternative outcomes	15.00% - 100.00%

Sustainable and Renewable	24,916	Originated Within 6 Months	Origination Yield	15.60%	15.60%
Technology	152,520	Market Comparable Companies	Hypothetical Market Yield	6.81% - 22.75%	14.44%
			Premium/(Discount)	(0.25%) - 0.25%

Medical Devices	17,082	Originated Within 6 Months	Origination Yield	14.64% - 18.13%	15.58%
	74,506	Market Comparable Companies	Hypothetical Market Yield	10.35% - 16.44%	13.75%
			Premium/(Discount)	(0.25%) - 0.50%
	2,255	Liquidation(c)	Probability weighting of alternative outcomes	100.00%

Lower Middle Market	5,436	Market Comparable Companies	Hypothetical Market Yield	13.33% - 14.58%	14.02%
			Premium/(Discount)	0.25% - 0.50%
	24,542	Liquidation(c)	Probability weighting of alternative outcomes	2.50% - 100.00%

		Debt Investments Where Fair Value Approximates Cost
	—	Imminent Payoffs(d)
	26,139	Debt Investments Maturing in Less than One Year

	$1,218,140	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Consolidated Schedule of Investments are included in the industries noted above as follows:

•

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery and Biotechnology Tools industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Consumer and Business Products, Information Services, and Communications and Networking industries in the Consolidated Schedule of Investments.

•	Sustainable and Renewable Technology, above, aligns with the Sustainable and Renewable Technology Industry in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Surgical Devices and Medical Devices and Equipment industries in the Consolidated Schedule of Investments.

•

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

(b)	The weighted averages are calculated based on the fair market value of each investment.

(c)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

(d)	Imminent payoffs represent debt investments that we expect to be fully repaid within the next three months, prior to their scheduled maturity date.

Investment Type - Level Three Debt Investments	Fair Value at December 31, 2015 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(b)
Pharmaceuticals	$72,981	Originated Within 6 Months	Origination Yield	10.35% - 16.16%	12.29%
	406,590	Market Comparable Companies	Hypothetical Market Yield	9.55% - 16.75%	12.67%
			Premium/(Discount)	(0.75%) - 0.00%

Technology	6,873	Originated Within 6 Months	Origination Yield	15.19%	15.19%
	283,045	Market Comparable Companies	Hypothetical Market Yield	6.57% - 23.26%	13.22%
			Premium/(Discount)	(0.25%) - 0.50%
	36,815	Liquidation(c)	Probability weighting of alternative outcomes	10.00% - 100.00%

Sustainable and Renewable	11,045	Originated Within 6 Months	Origination Yield	19.74%	19.74%
Technology	105,382	Market Comparable Companies	Hypothetical Market Yield	10.62% - 27.31%	15.91%
			Premium/(Discount)	0.00%
	1,013	Liquidation(c)	Probability weighting of alternative outcomes	100.00%

Medical Devices	80,530	Market Comparable Companies	Hypothetical Market Yield	11.65% - 19.90%	15.26%
			Premium/(Discount)	0.00% - 0.50%
	3,764	Liquidation(c)	Probability weighting of alternative outcomes	50.00%

Lower Middle Market	17,811	Originated Within 6 Months	Origination Yield	12.70% - 14.50%	13.00%
	15,151	Liquidation(c)	Probability weighting of alternative outcomes	25.00% - 75.00%

		Debt Investments Where Fair Value Approximates Cost
	12,434	Imminent Payoffs(d)
	48,962	Debt Investments Maturing in Less than One Year

	$1,102,396	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Consolidated Schedule of Investments are included in the industries noted above as follows:

•	Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, and Drug Delivery industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Consumer and Business Products, Information Services, and Communications and Networking industries in the Consolidated Schedule of Investments.

•	Sustainable and Renewable Technology, above, aligns with the Sustainable and Renewable Technology Industry in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Surgical Devices and Medical Devices and Equipment industries in the Consolidated Schedule of Investments.

•

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

(b)	The weighted averages are calculated based on the fair market value of each investment.

(c)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

(d)	Imminent payoffs represent debt investments that we expect to be fully repaid within the next three months, prior to their scheduled maturity date.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at September 30, 2016 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(e)
Equity Investments	$6,114	Market Comparable Companies	EBITDA Multiple(b)	5.2x - 21.3x	7.9x
			Revenue Multiple(b)	0.8x - 4.3x	1.9x
			Discount for Lack of Marketability(c)	13.67% - 26.30%	15.03%
			Average Industry Volatility(d)	49.01% - 119.05%	58.35%
			Risk-Free Interest Rate	0.55% - 0.66%	0.56%
			Estimated Time to Exit (in months)	10 - 17	11
	31,981	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	29.83% - 98.58%	67.74%
			Risk-Free Interest Rate	0.20% - 1.30%	0.69%
			Estimated Time to Exit (in months)	1 - 41	14

	9,431	Other(f)

Warrant Investments	6,565	Market Comparable Companies	EBITDA Multiple(b)	2.0x - 63.1x	12.5x
			Revenue Multiple(b)	0.3x - 6.4x	2.7x
			Discount for Lack of Marketability(c)	13.67% - 28.57%	20.21%
			Average Industry Volatility(d)	37.90% - 104.61%	64.62%
			Risk-Free Interest Rate	0.55% - 0.99%	0.71%
			Estimated Time to Exit (in months)	10 - 48	22

	17,601	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	29.83% - 119.05%	59.99%
			Risk-Free Interest Rate	0.20% - 1.43%	0.68%
			Estimated Time to Exit (in months)	1 - 43	16

Total Level Three Warrant and Equity Investments	$71,692

(a)	The significant unobservable inputs used in the fair value measurement of our warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model (“OPM”) include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation may result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

(b)	Represents amounts used when we have determined that market participants would use such multiples when pricing the investments.

(c)	Represents amounts used when we have determined market participants would take into account these discounts when pricing the investments.

(d)	Represents the range of industry volatility used by market participants when pricing the investment.

(e)	Weighted averages are calculated based on the fair market value of each investment.

(f)	The fair market value of these investments is derived based on recent private market transaction prices.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2015 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(e)
Equity Investments	$5,898	Market Comparable Companies	EBITDA Multiple(b)	3.3x - 19.5x	7.6x
			Revenue Multiple(b)	0.7x - 3.7x	2.1x
			Discount for Lack of Marketability(c)	14.31% - 25.11%	18.05%
			Average Industry Volatility(d)	37.72% - 109.64%	60.27%
			Risk-Free Interest Rate	0.61% - 1.09%	0.74%
			Estimated Time to Exit (in months)	10 - 26	15
	30,874	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	28.52% - 86.41%	65.40%
			Risk-Free Interest Rate	0.36% - 1.51%	0.80%
			Estimated Time to Exit (in months)	10 - 47	17

Warrant Investments	7,904	Market Comparable Companies	EBITDA Multiple(b)	5.1x - 57.9x	16.0x
			Revenue Multiple(b)	0.4x - 9.6x	3.0x
			Discount for Lack of Marketability(c)	10.09% - 31.37%	23.11%
			Average Industry Volatility(d)	39.51% - 73.36%	41.19%
			Risk-Free Interest Rate	0.32% - 1.51%	0.87%
			Estimated Time to Exit (in months)	4 - 47	23

	10,661	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	28.52% - 109.64%	64.31%
			Risk-Free Interest Rate	0.36% - 1.45%	0.85%
			Estimated Time to Exit (in months)	10 - 44	20

Total Level Three Warrant and Equity Investments	$55,337

(a)	The significant unobservable inputs used in the fair value measurement of our warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes OPM include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation may result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

(b)	Represents amounts used when we have determined that market participants would use such multiples when pricing the investments.

(c)	Represents amounts used when we have determined market participants would take into account these discounts when pricing the investments.

(d)	Represents the range of industry volatility used by market participants when pricing the investment.

(e)	Weighted averages are calculated based on the fair market value of each investment.

Debt Investments

We follow the guidance set forth in ASC Topic 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. Our debt securities are primarily invested in venture capital-backed companies in technology-related markets including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of our investments in these portfolio companies are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indices for debt instruments for these investment securities to be traded or exchanged. In addition, we may, from time to time, invest in public debt of companies that meet our investment objectives. These investments are considered Level 2 assets.

In making a good faith determination of the value of our investments, we generally start with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest or other receivables which have been accrued as earned. We then apply the valuation methods as set forth below.

We apply a procedure for debt investments that assumes the sale of each investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. We determine the yield at inception for each debt investment. We then use senior secured, leveraged loan yields provided by third party providers to determine the change in market yields between inception of the debt security and the measurement date. Industry specific indices and other relevant market data are used to benchmark/assess market based movements.

Under this process, we also evaluate the collateral for recoverability of the debt investments. We consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a credit adjusted hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Our process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yields and interest rate spreads of similar securities as of the measurement date. We value our syndicated debt investments using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors than those a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a debt investment is doubtful or, if under the in-exchange premise, when the value of a debt security is less than the amortized cost of the investment. Conversely, where appropriate, we record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security is greater than amortized cost.

When originating a debt instrument, we generally receive warrants or other equity-related securities from the borrower. We determine the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investment from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Debt investments that are traded on a public exchange are valued at the prevailing market price at period end.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited amount of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

We estimate the fair value of warrants using a Black Scholes OPM. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate our valuation of the warrant and equity related securities. We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Escrow Receivables

Escrow receivables are collected in accordance with the terms and conditions of the escrow agreement. Escrow balances are typically distributed over a period greater than one year and may accrue interest during the escrow period. Escrow balances are measured for collectability on at least a quarterly basis and fair value is determined based on the amount of the estimated recoverable balances and the contractual maturity date. As of September 30, 2016 there were no material past due escrow receivables.

Income Recognition

See “—Changes in Portfolio” for a discussion of our income recognition policies and results during the three and nine months ended September 30, 2016. See “—Results of Operations” for a comparison of investment income for the three and nine months ended September 30, 2016 and 2015.

Stock-Based Compensation

We have issued and may, from time to time, issue additional stock options and restricted stock to employees under our 2004 Equity Incentive Plan and Board members under our 2006 Equity Incentive Plan. We follow ASC Topic 718, “Compensation—Stock Compensation” formerly known as FASB Statement 123R “Share-Based Payments” to account for stock options granted. Under ASC Topic 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Recent Accounting Pronouncements

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities,” which, among other things, requires that (i) all equity investments, other than equity-method investments, in unconsolidated entities generally be measured at fair value through earnings and (ii) an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the ASU changes the disclosure requirements for financial instruments. ASU 2016-01 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. Early adoption is permitted for certain provisions. We are currently evaluating the impact that ASU 2016-01 will have on our consolidated financial statements and disclosures.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842),” which, among other things, requires recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. Additionally, the ASU requires the classification of all cash payments on leases within operating activities in the Consolidated Statement of Cash Flows. ASU 2016-02 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2018. Early adoption is permitted. We are currently evaluating the impact that ASU 2016-02 will have on our consolidated financial statements and disclosures.

In March 2016, the FASB issued ASU 2016-09, “Compensation—Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting,” which, among other things, simplifies several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. ASU 2016-09 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2016. Early adoption is permitted. We are currently evaluating the impact that ASU 2016-09 will have on our consolidated financial statements and disclosures.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments,” which addresses eight specific cash flow issues including, among other things, the classification of debt prepayment or debt extinguishment costs. ASU 2016-15 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. Early adoption is permitted. We are currently evaluating the impact that ASU 2016-15 will have on its consolidated financial statements and disclosures

Subsequent Events

Dividend Distribution Declaration

On October 26, 2016 the Board of Directors declared a cash dividend distribution of $0.31 per share to be paid on November 21, 2016 to stockholders of record as of November 14, 2016. This dividend distribution represents our forty-fifth consecutive dividend declaration since our IPO, bringing the total cumulative dividend declared to date to $12.47 per share.

2024 Notes ATM Program

Subsequent to September 30, 2016 and as of November 7, 2016, we sold 140,750 Notes for approximately $3.6 million in aggregate principal amount. As of November 7, 2016 approximately $146.4 million in aggregate principal amount remains available for issuance and sale under the debt distribution agreement.

ATM Equity Program Issuances

Subsequent to September 30, 2016 and as of November 7, 2016, we sold 786,000 shares of common stock for total accumulated net proceeds of approximately $10.6 million, including $107,000 of offering expenses, under our ATM equity distribution agreement with JMP. As of November 7, 2016 approximately 2.4 million shares remain available for issuance and sale under the equity distribution agreement.

Employee Additions

In September 2016, we hired Paul Gibson as Managing Director in the Technology Group in Hercules’ Washington DC office. Mr. Gibson is a seasoned executive with more than 20 years of commercial banking experience, including more than 13 years in venture lending, focused on structuring financial transactions for growth technology and life sciences-related companies.

Closed and Pending Commitments

As of November 7, 2016, we have:

•	Closed debt and equity commitments of approximately $50.8 million to new and existing portfolio companies and funded approximately $52.0 million subsequent to September 30, 2016.

•	Pending commitments (signed non-binding term sheets) of approximately $150.0 million. The table below summarizes our year-to-date closed and pending commitments as follows:

Closed Commitments and Pending Commitments (in millions)
January 1—September 30, 2016 Closed Commitments	$603.0
Q4 2016 Closed Commitments (as of November 7, 2016)(a)	$50.8
Pending Commitments (as of November 7, 2016)(b)	$150.0

Closed and Pending Commitments as of November 7, 2016	$803.8

a.	Closed Commitments may include renewals of existing credit facilities. Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.

b.	Not all pending commitments (signed non-binding term sheets) are expected to close and they do not necessarily represent any future cash requirements.

Portfolio Company Developments

As of November 7, 2016, we held warrants or equity positions in four companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential IPOs. All four companies filed confidentially under the JOBS Act. There can be no assurance that these companies will complete their IPOs in a timely manner or at all. In addition, subsequent to September 30, 2016, Napo Pharmaceuticals, a company that focuses on the development and commercialization of proprietary pharmaceuticals for the global marketplace in collaboration with local partners, signed a non-binding letter-of-intent to merge with our portfolio company Jaguar Animal Health, Inc. in October of 2016.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our investment income will be affected by changes in various interest rates, including LIBOR and Prime rates, to the extent our debt investments include variable interest rates. As of September 30, 2016, approximately 92.9% of the loans in our portfolio had variable rates based on floating Prime or LIBOR rates with a floor. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Based on our Consolidated Statement of Assets and Liabilities as of September 30, 2016, the following table shows the approximate annualized increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investments and borrowings.

(in thousands) Basis Point Change	Interest Income	Interest Expense	Net Income
(100)	$(963)	$—	$(963)
100	$7,391	$—	$7,391
200	$17,693	$—	$17,693
300	$29,107	$—	$29,107
400	$40,654	$—	$40,654
500	$52,337	$—	$52,337

We do not currently engage in any hedging activities. However, we may, in the future, hedge against interest rate fluctuations (and foreign currency) by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates (and foreign currency), they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. During the nine months ended September 30, 2016 we did not engage in interest rate (or foreign currency) hedging activities.

Although we believe that the foregoing analysis is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio. It also does not adjust for other business developments, including borrowings under our Credit Facilities, SBA debentures, 2019 Notes, 2024 Notes and 2021 Asset-Backed Notes that could affect the net increase in net assets resulting from operations, or net income. It also does not assume any repayments from borrowers. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by variable rate assets in our investment portfolio.

For additional information regarding the interest rate associated with each of our Credit Facilities, SBA debentures, 2019 Notes, 2024 Notes and 2021 Asset-Backed Notes, please refer to “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Outstanding Borrowings” in this prospectus supplement.

Disclosure Controls and Procedures

Our chief executive and chief financial officers, under the supervision and with the participation of our management, conducted an evaluation of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act. As of the end of the period covered by this prospectus supplement, our chief executive and chief financial officers have concluded that our disclosure controls and procedures were effective to ensure that information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in SEC rules and forms, and that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is accumulated and communicated to our management, including our chief executive and chief financial officers, as appropriate to allow timely decisions regarding required disclosure.

Changes in Internal Control over Financial Reporting

There have been no changes in our internal control over financing reporting, as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act that occurred during our most recently completed fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

MANAGEMENT

On October 21, 2016, the Board of Directors elected Doreen W. Ho to the Board of Directors to fill the directorship vacancy created by the retirement of Rodney A. Ferguson. Ms. Ho was also appointed a member of each of the Company’s Compensation Committee and Nominating and Corporate Governance Committee. Ms. Ho, age 69, is an “independent director” within the meaning of Section 303.A2 of the NYSE Listed Company Manual and Section 2(a)(19) of the 1940 Act. Because Ms. Ho is filling a vacancy on our Board of Directors, Ms. Ho’s initial term will expire on the date of the Company’s 2019 Annual Meeting of Shareholders.

Ms. Ho is a retired senior executive who has held top management roles at some of the largest commercial banks in America, including Wells Fargo Bank, Citibank and United Commercial Bank. In 2009, she was President, CEO and Board Member of United Commercial Bank, a leading Asian community and commercial bank headquartered in San Francisco, with assets over $12.7 billion. From 1998 to 2008, Ms. Ho served as President of the Consumer Credit Group at Wells Fargo Bank. Prior to Wells Fargo, she served as Senior Vice President of National Business Banking, US Consumer Bank and other multiple positions in corporate and consumer lending at Citibank from 1974 to 1998. Ms. Ho currently serves as an independent Director for U.S. Bank, the fifth largest commercial bank in the US. She has also been serving as Commissioner of the Port of San Francisco since 2011 and on the Board of Directors of the San Francisco Opera since 1992.

Ms. Ho was selected to serve as an independent director on our Board of Directors due to her strong leadership skills, past service on other public company boards, and her wealth of banking experience.

PLAN OF DISTRIBUTION

The Agent is acting as our sales agent in connection with the offer and sale of the Notes pursuant to this prospectus supplement and the accompanying prospectus. Upon written instructions from us, the Agent will use its commercially reasonable efforts consistent with its sales and trading practices to sell, as our sales agent, the Notes under the terms and subject to the conditions set forth in our Distribution Agreement with the Agent dated October 11, 2016. We will instruct the Agent as to the amount of the Notes to be sold by it. We may instruct the Agent not to sell the Notes if the sales cannot be effected at or above the price designated by us in any instruction. We will instruct the Agent not to sell the Notes if the sales cannot be effected at or above prices that will allow the Notes to be treated as “fungible” with the Existing Notes for U.S. federal income tax purposes. We or the Agent may suspend the offering of Notes upon proper notice and subject to other conditions.

Sales of the Notes, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices. If any of the Notes are sold at prices above par, the effective yield on such Notes to the purchasers may be less than 6.25%.

The Agent will provide written confirmation of a sale to us no later than the opening of the trading day on the NYSE following each trading day in which the Notes are sold under the Distribution Agreement. Each confirmation will include the principal amount of Notes sold on the preceding day, the sales price of Notes sold, the aggregate gross sales proceeds of such Notes, the net proceeds to us and the compensation payable by us to the Agent in connection with the sales.

The Agent will receive a commission from us equal to up to 2.0% of the gross sales price of any Notes sold through the Agent under the Distribution Agreement. We estimate that the total expenses for the offering, excluding compensation payable to the Agent under the terms of the Distribution Agreement, will be approximately $500,000. This estimate includes the reimbursement by the Company of the reasonable fees and expenses of the Agent in connection with the transactions contemplated by the Distribution Agreement.

Settlement for sales of the Notes will occur on the third trading day following the date on which such sales are made, or on some other date that is agreed upon by us and the Agent in connection with a particular transaction, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

We will report at least quarterly the principal amount of Notes sold through the Agent under the Distribution Agreement, the net proceeds to us and the compensation paid by us to the Agent, if any.

In connection with the sale of the Notes on our behalf, the Agent may be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of the Agent may be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to the Agent against certain civil liabilities, including liabilities under the Securities Act.

The offering of the Notes pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of the dollar amount of Notes subject to the Distribution Agreement or (ii) the termination of the Distribution Agreement as permitted therein.

Other Relationships

The Agent and certain of its affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The Agent and certain of its affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for the Company and our affiliates, for which they received or may in the future receive customary fees and expenses.

In the ordinary course of its various business activities, the Agent and certain of its affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and/or instruments of the Company or our affiliates. If the Agent or its affiliates have a lending relationship with us, they routinely hedge their credit exposure to us consistent with their customary risk management policies. The Agent and its affiliates may hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities or the securities of our affiliates, including potentially the Notes offered hereby. Any such credit default swaps or short positions could adversely affect future trading prices of the Notes offered hereby. The Agent and certain of its affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of the Agent is 1300 17th Street North, Suite 1400, Arlington, Virginia 22209.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), the material U.S. federal estate tax consequences) applicable to an investment in the Notes. This summary deals only with Notes that are purchased for cash in this offering. This summary does not purport to be a complete description of the income and estate tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect. No assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. You should consult your own tax advisor with respect to tax considerations that pertain to your acquisition, ownership and disposition of our Notes. For a summary of the U.S. federal income tax considerations applicable to us regarding our election to be treated as a regulated investment company, please refer to “Certain U.S. Federal Income Tax Considerations—Election to be Taxed as a RIC” and “Taxation as a RIC” in the accompanying prospectus.

This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment purposes) and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, regulated investment companies, dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, or U.S. holders (as defined below) whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar. In addition, this discussion does not deal with any tax consequences other than U.S. federal income tax consequences. If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the U.S. federal income tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) a trust (a) subject to the control of one or more U.S. persons and the primary supervision of a court in the United States, or (b) that existed on August 20, 1996 and has made a valid election (under applicable Treasury Regulations) to be treated as a domestic trust, or (iv) an estate the income of which is subject to U.S. federal income taxation regardless of its source.

The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to certain exceptions, be subject to treatment as a resident alien, as opposed to a non-resident alien, for U.S. federal income tax purposes by, among other ways, being physically present in the U.S. (i) on at least 31 days during a calendar year, and (ii) for an aggregate period of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current calendar year, one-third of the days present in the immediate preceding year, and one-sixth of the days present in the second preceding year. Resident aliens are subject to U.S. federal income tax as if they were U.S. citizens.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding Notes, and the persons holding interests in such partnerships, should consult their own tax advisors as to the consequences of investing in the Notes in their individual circumstances.

Taxation of Note Holders

Taxation of U.S. Holders.

We intend to treat, for U.S. federal income tax purposes, the issuance of the Notes as a “qualified reopening” of our 6.25% Notes due 2024 that were issued on July 14, 2014 with an issue price of 100% of their stated principal amount. Accordingly, we intend to treat the Notes offered hereby as having the same issue date and the same issue price as those previously issued Notes. The remainder of this summary assumes this treatment.

Except as discussed below, payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting. In addition, if the issue price of the Notes (i.e., the first price at which a substantial amount of the Notes is sold to investors) is less than their “stated redemption price at maturity” (i.e., the sum of all payments to be made on the Notes, other than payments of “qualified stated interest”) by more than a specified de minimis amount, the Notes will be considered as having been issued for U.S. federal income tax purposes with original issue discount, or OID. In the case of the notes, the term “qualified stated interest” generally means that interest that is unconditionally payable at least annually and at a single fixed rate.

If the Notes are issued with OID, a U.S. holder generally will be required to include the OID in gross income as ordinary interest income in advance of the receipt of cash attributable to that income and regardless of such U.S. holder’s regular method of tax accounting. Such OID will be included in gross income for each day during each taxable year in which a Note is held by a U.S. holder using a constant yield method that reflects the compounding of interest. This means that a U.S. holder will be required to include increasingly greater amounts of OID over time. Alternatively, if a U.S. holder acquires a Note with de minimis OID (i.e., discount that is not OID), the U.S. holder generally will be required to include the de minimis OID in income at the time a principal payment on the Note is made in proportion to the amount paid. Any amount of de minimis OID on a Note that is recognized by a U.S. holder will be characterized as capital gain. Notice will be given if we determine that any of the Notes will be issued with OID. We are required to provide information returns stating the amount of OID accrued on the Notes held by persons of record, other than certain U.S. tax-exempt holders.

A portion of the price paid for a Note is attributable to the amount of unpaid interest on the Notes that has accrued from April 30, 2016 (the “pre-issuance accrued interest”). Pursuant to certain Treasury Regulations, we intend to treat a portion of the first interest payment on the Notes as a return of the pre-issuance accrued interest, rather than an amount payable on such Note. A U.S. holder should be able to treat a portion of the first interest payment on a Note as a non-taxable return of the pre-issuance accrued interest paid by the U.S. holder, rather than as taxable interest, as if the U.S. holder purchased a debt instrument on the secondary market between interest payment dates. The remainder of this discussion assumes that the Notes will be so treated, and all references to interest in the remainder of this discussion exclude references to pre-issuance accrued interest. U.S. holders should consult their own tax advisors concerning the tax treatment of the pre-issuance accrued interest on the Note.

If a U.S. holder acquires a Note for an amount that is less than its stated principal amount, the amount of the difference generally will be treated as “market discount” for U.S. federal income tax purposes, unless that difference is less than a specified de minimis amount. Under the market discount rules, a U.S. holder will be required to characterize any principal payment on, or any gain on the sale, exchange, retirement or other disposition of, a Note as ordinary income to the extent of the market discount that the U.S. holder has not previously included in income and are treated as having accrued on the Note at the time of the payment or disposition. In addition, the U.S. holder may be required to defer, until the maturity of a Note or its earlier sale or other disposition in a taxable transaction, the deduction of all or a portion of the interest expense on any indebtedness attributable to the Note. A U.S. holder may elect, on a Note-by-Note basis, to deduct such deferred interest expense in a taxable year prior to the taxable year of disposition. If a U.S. holder makes this election, it will only apply to the Note with respect to which it is made, and such election is irrevocable without the consent of the IRS. U.S. holders should consult their own tax advisors about this election. Any market discount on a Note will be considered to accrue ratably during the period from the date of acquisition to the maturity date of the Note, unless a U.S. holder elects to accrue such market discount on a constant yield method. In addition, a U.S. holder may make a separate election to include market discount in income currently as it accrues, on either a ratable or constant yield method, in which case the rule described above regarding deferral of interest deductions will not apply. If a U.S. holder makes this election, it will apply to all debt instruments with market discount (including, if applicable, the Notes) that the U.S. holder acquires on or after the first day of the first taxable year to which the election applies. A U.S. holder may not revoke this election without the consent of the IRS. U.S. holders should consult their own tax advisors before making either such election.

If a U.S. holder acquires a Note for an amount in excess of its stated principal amount the U.S. holder will be considered to have purchased the Note with “bond premium” equal to the excess of the U.S. holder’s acquisition price over the stated principal amount of the Note. A U.S. holder generally may elect to amortize the premium over the remaining term of the Note using a constant yield method. Any amortized amount of the premium for a taxable year generally will be treated first as an offset to interest on the Notes includible in income in such taxable year, then as a deduction allowed in that taxable year to the extent of the U.S. holder’s prior interest inclusions on the Notes, and finally as a carryforward allowable against the U.S. holder’s future interest inclusions on the Note, in each case, in accordance with the U.S. holder’s regular accounting method. If a U.S. holder makes this election, the U.S. holder will be required to reduce the U.S. holder’s tax basis in the Note by the amount of the premium amortized. If the U.S. holder does not elect to amortize the premium, that premium will decrease the gain or increase the loss the U.S. holder would otherwise recognize on disposition of the Note. An election to amortize premium will also apply to all other taxable debt instruments held or subsequently acquired by such U.S. holder on or after the first day of the first taxable year for which the election is made. Such an election may not be revoked without the consent of the IRS. U.S. holders should consult their own tax advisors about this election.

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income to the extent not previously included in income and excluding any amounts representing a return of the pre-issuance accrued interest actually received by the U.S. holder) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note (which, for this purpose, should exclude the amount of any pre-issuance accrued interest), increased by OID and market discount, if any, previously included in income with respect to such Note, and reduced by the amount of any bond premium previously amortized by the U.S. holder with respect to the Notes as well as any cash payments on the Note other than qualified stated interest. Capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in the Note was more than one year. Long-term capital gains generally are taxed at reduced rates for individuals and certain other non-corporate U.S. holders. The distinction between capital gain and loss and ordinary income and loss also is important for purposes of, among other things, the limitations imposed on a U.S. holder’s ability to offset capital losses against ordinary income.

Taxation of Non-U.S. Holders. Subject to the discussion of “FATCA” below, a non-U.S. holder generally will not be subject to U.S. federal income or withholding taxes on payments of principal or interest on a Note provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) the non-U.S. holder is not a controlled foreign corporation related to the Company through stock ownership, (iii) the non-U.S. holder is not a bank receiving interest described in

Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (directly or indirectly, actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (v) (A) the non-U.S. holder provides a valid certification on an IRS Form W-8BEN, Form W-8BEN-E, or other applicable U.S. nonresident withholding tax certification form, certifying its non-U.S. holder status, or (B) a securities clearing organization, bank, or other financial institution that holds customer securities in the ordinary course of its trade or business (a “financial institution”) and holds the Note certifies to us under penalties of perjury that either it or another financial institution has received the required statement from the Non-U.S. Holder certifying that it is a non-United States person and furnishes us with a copy of the statement.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to U.S. federal income tax withholding on payments of interest on the Notes at a rate of 30% unless (i) the income is effectively connected with the conduct of a U.S. trade or business, so long as the non-U.S. holder has provided an IRS Form W-8ECI or substantially similar substitute U.S. nonresident withholding tax certification form stating that the interest on the Notes is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S. in which case the interest will be subject to U.S. federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty or provision of the Code provides for a lower rate of, or exemption from, withholding tax. To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a U.S. trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be updated periodically.

In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with the conduct of a U.S. trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a U.S. trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty. To claim an exemption from withholding because interest on the Notes is effectively connected with a United States trade or business, a non-U.S. holder must timely provide the appropriate, properly executed U.S. nonresident withholding tax certification form (currently on IRS Form W-8ECI) to the applicable withholding agent.

Generally, a non-U.S. holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, provided that the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (and, if required by an applicable income tax treaty, is not attributable to a United States “permanent establishment” maintained by the non-U.S. holder). Non-U.S. holders should consult their own tax advisors with regard to whether taxes will be imposed on capital gain in their individual circumstances. A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a U.S. trade or business.

Tax Shelter Reporting Regulations. Under applicable U.S. Treasury Regulations, if a U.S. holder recognizes a loss with respect to the Notes or our common stock of $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder in any single taxable year (or a greater loss over a combination of taxable years), the U.S. holder may be required to file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. holders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. holders of a RIC are not exempt from such reporting. Future guidance may extend the current exception from this reporting requirement to U.S. holders of securities issued by most or all RICs. The fact that a loss is reportable under these U.S. Treasury Regulations does not affect the legal determination of whether a taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders of the Notes or our common stock should consult their own tax advisors to determine the applicability of these U.S. Treasury Regulations in light of their individual circumstances.

Information Reporting and Backup Withholding. A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding on, and to information reporting requirements with respect to, payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate (currently, 28%) may apply.

In addition, backup withholding tax and certain other information reporting requirements apply to payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes held by a non-U.S. holder, unless an exemption applies. Backup withholding and information reporting will not apply to payments we make to a non-U.S. holder if such non-U.S. holder has provided to the applicable withholding agent under penalties of perjury the required certification of their non-U.S. person status as discussed above (and the applicable withholding agent does not have actual knowledge or reason to know that they are a U.S. person) or if the non-U.S. holder is an exempt recipient.

If a non-U.S. holder sells or redeems a Note through a U.S. broker or the U.S. office of a foreign broker, the proceeds from such sale or redemption will be subject to information reporting and backup withholding unless such non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such non-U.S. holder is not a U.S. person to the broker and such broker does not have actual knowledge or reason to know that such non-U.S. holder is a U.S. person, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a non-U.S. holder sells or redeems a Note through the foreign office of a broker who is a U.S. person or has certain enumerated connections with the United States, the proceeds from such sale or redemption will be subject to information reporting unless the non-U.S. holder provides to such broker a withholding certificate or other appropriate documentary evidence establishing that the non-U.S. holder is not a U.S. person and such broker does not have actual knowledge or reason to know that such evidence is false, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the non-U.S. holder is a U.S. person.

You should consult your tax advisor regarding the qualification for an exemption from backup withholding and information reporting and the procedures for obtaining such an exemption, if applicable. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner generally would be allowed as a refund or a credit against such beneficial owner’s U.S. federal income tax provided the required information is timely furnished to the IRS.

Medicare Tax on “Net Investment Income.” A tax of 3.8% will be imposed on certain “net investment income” (or “undistributed net investment income,” in the case of estates and trusts) received by U.S. holders with modified adjusted gross income above certain threshold amounts. “Net investment income” as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale or other disposition of the Notes. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

FATCA. Certain provisions of the Code, known as FATCA, generally impose a withholding tax of 30% on certain payments to certain foreign entities (including financial intermediaries) unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN), as discussed above) and certain other requirements have been satisfied. FATCA withholding generally applies to payments of interest and, after December 31, 2018, payments of gross proceeds (including principal payments) from the sale or other disposition of debt securities that can produce U.S. source interest (such as Notes). Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Non-U.S. holders, and U.S. holders that will hold their Notes through foreign entities, considering purchasing the Notes should consult their own tax advisors regarding the effect, if any, of these withholding and reporting provisions.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Dechert LLP, Philadelphia, PA. Certain legal matters in connection with the securities offered hereby will be passed upon for the Agent by Duane Morris LLP, New York, NY.

EXPERTS

The consolidated financial statements as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2015 included in the accompanying prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus supplement and the accompanying prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus supplement and accompanying prospectus form a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(unaudited)

(dollars in thousands, except per share data)

	September 30, 2016	December 31, 2015
Assets
Investments:
Non-control/Non-affiliate investments (cost of $1,352,633 and $1,238,539, respectively)	$1,309,696	$1,192,652
Control investments (cost of $22,285 and $0, respectively)	4,991	—
Affiliate investments (cost of $13,326 and $13,742, respectively)	5,923	7,986

Total investments, at value (cost of $1,388,244 and $1,252,281, respectively)	1,320,610	1,200,638
Cash and cash equivalents	69,012	95,196
Restricted cash	8,980	9,191
Interest receivable	10,861	9,239
Other assets	9,961	9,720

Total assets	$1,419,424	$1,323,984

Liabilities
Accounts payable and accrued liabilities	$16,649	$17,241
Long-Term Liabilities (Convertible Senior Notes), net (principal of $0 and $17,604)(1)	—	17,478
Wells Facility	—	50,000
2021 Asset-Backed Notes, net (principal of $117,004 and $129,300, respectively)(1)	115,531	126,995
2019 Notes, net (principal of $110,364 and $110,364, respectively)(1)	108,659	108,179
2024 Notes, net (principal of $244,945 and $103,000, respectively)(1)	237,663	100,128
Long-Term SBA Debentures, net (principal of $190,200 and $190,200, respectively)(1)	187,333	186,829

Total liabilities	$665,835	$606,850

Net assets consist of:
Common stock, par value	77	73
Capital in excess of par value	802,521	752,244
Unrealized depreciation on investments(2)	(68,880)	(52,808)
Accumulated realized gains on investments	31,420	27,993
Distributions in excess of net investment income	(11,549)	(10,368)

Total net assets	$753,589	$717,134

Total liabilities and net assets	$1,419,424	$1,323,984

Shares of common stock outstanding ($0.001 par value, 200,000,000 and 100,000,000 authorized, respectively)	76,400	72,118
Net asset value per share	$9.86	$9.94

(1)	The Company’s SBA Debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes, and Convertible Senior Notes, as each term is defined herein, are presented net of the associated debt issuance costs for each instrument. See “Note 2—Summary of Significant Accounting Policies” and “Note 4—Borrowings”.
(2)	Amounts include $1.2 million in net unrealized depreciation on other assets and accrued liabilities, including escrow receivables, estimated taxes payable and Citigroup warrant participation agreement liabilities as of September 30, 2016 and December 31, 2015.

See notes to consolidated financial statements.

The following table presents the assets and liabilities of our consolidated securitization trust for the 2021 Asset-Backed Notes (see Note 4), which is a variable interest entity (“VIE”). The assets of our securitization VIE can only be used to settle obligations of our consolidated securitization VIE, these liabilities are only the obligations of our consolidated securitization VIE, and the creditors (or beneficial interest holders) do not have recourse to our general credit. These assets and liabilities are included in the Consolidated Statement of Assets and Liabilities above.

(Dollars in thousands)	September 30, 2016	December 31, 2015
Assets
Restricted Cash	$8,980	$9,191
Total investments, at value (cost of $245,868 and $258,748, respectively)	243,216	257,657

Total assets	$252,196	$266,848

Liabilities
2021 Asset-Backed Notes, net (principal of $117,004 and $129,300, respectively)(1)	$115,531	$126,995

Total liabilities	$115,531	$126,995

(1)	The Company’s 2021 Asset-Backed Notes are presented net of the associated debt issuance costs for each instrument. See “Note 2—Summary of Significant Accounting Policies” and “Note 4—Borrowings”.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Investment income:
Interest income
Non-control/Non-affiliate investments	$39,907	$40,256	$115,887	$105,861
Control investments	15	—	15	—
Affiliate investments	30	83	145	278

Total interest income	39,952	40,339	116,047	106,139

Fees
Non-control/Non-affiliate investments	5,149	6,793	11,531	11,611
Control investments	1	—	1	—
Affiliate investments	—	—	—	1

Total fees	5,150	6,793	11,532	11,612

Total investment income	45,102	47,132	127,579	117,751
Operating expenses:
Interest	8,717	7,818	23,306	23,243
Loan fees	1,432	1,072	3,698	4,166
General and administrative	4,114	4,504	12,095	12,190
Employee compensation:
Compensation and benefits	5,621	7,969	15,637	17,621
Stock-based compensation	1,442	2,179	5,616	7,166

Total employee compensation	7,063	10,148	21,253	24,787

Total operating expenses	21,326	23,542	60,352	64,386
Loss on debt extinguishment (Long-Term Liabilities—Convertible Senior Notes)	—	—	—	(1)

Net investment income	23,776	23,590	67,227	53,364
Net realized gain on investments
Non-control/Non-affiliate investments	7,870	6,366	3,427	8,424

Total net realized gain on investments	7,870	6,366	3,427	8,424

Net change in unrealized appreciation (depreciation) on investments
Non-control/Non-affiliate investments	(1,387)	(25,032)	(11,005)	(34,585)
Control investments	—	—	(3,421)	—
Affiliate investments	553	(849)	(1,646)	1,543

Total net unrealized depreciation on investments	(834)	(25,881)	(16,072)	(33,042)

Total net realized and unrealized gain (loss)	7,036	(19,515)	(12,645)	(24,618)

Net increase in net assets resulting from operations	$30,812	$4,075	$54,582	$28,746

Net investment income before investment gains and losses per common share:
Basic	$0.32	$0.33	$0.91	$0.76

Change in net assets resulting from operations per common share:
Basic	$0.41	$0.05	$0.74	$0.40

Diluted	$0.41	$0.05	$0.74	$0.40

Weighted average shares outstanding
Basic	74,122	71,462	72,685	68,897

Diluted	74,157	71,496	72,702	69,123

Dividend distributions declared per common share:
Basic	$0.31	$0.31	$0.93	$0.93

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(unaudited)

(dollars and shares in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation (Depreciation) on Investments	Accumulated Realized Gains (Losses) on Investments	Undistributed Net Investment Income/ (Distributions in Excess of Investment Income)	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2014	64,715	$65	$657,233	$(17,076)	$14,079	$4,905	$(342)	$658,864

Net increase (decrease) in net assets resulting from operations	—	—	—	(33,042)	8,424	53,364	—	28,746
Public offering, net of offering expenses	7,591	8	100,084	—	—	—	—	100,092
Issuance of common stock due to stock option exercises	51	—	428	—	—	—	—	428
Retired shares from net issuance	(29)	—	(423)	—	—	—	—	(423)
Issuance of common stock under restricted stock plan	676	1	(1)	—	—	—	—	—
Retired shares for restricted stock vesting	(595)	(1)	(3,997)	—	—	—	—	(3,998)
Issuance of common stock as stock dividend	123	—	1,589	—	—	—	—	1,589
Dividend distributions	—	—	—	—	—	(65,238)	—	(65,238)
Stock-based compensation(1)	—	—	7,231	—	—	—	—	7,231

Balance at September 30, 2015	72,109	$73	$757,646	$(50,118)	$22,503	$(6,969)	$(342)	$722,793

Balance at December 31, 2015	72,118	$73	$752,244	$(52,808)	$27,993	$(10,026)	$(342)	$717,134

Net increase (decrease) in net assets resulting from operations	—	—	—	(16,072)	3,427	67,227	—	54,582
Public offering, net of offering expenses	4,273	4	50,173	—	—	—	—	50,177
Acquisition of common stock under repurchase plan	(450)	(1)	(4,789)	—	—	—	—	(4,790)
Issuance of common stock due to stock option exercises	42	—	426	—	—	—	—	426
Retired shares from net issuance	(6)	—	—	—	—	—	—	—
Issuance of common stock under restricted stock plan	552	1	(1)	—	—	—	—	—
Retired shares for restricted stock vesting	(240)	—	(2,560)	—	—	—	—	(2,560)
Issuance of common stock as stock dividend	111	—	1,343	—	—	—	—	1,343
Dividend distributions	—	—	—	—	—	(68,408)	—	(68,408)
Stock-based compensation(1)	—	—	5,685	—	—	—	—	5,685

Balance at September 30, 2016	76,400	$77	$802,521	$(68,880)	$31,420	$(11,207)	$(342)	$753,589

(1)	Stock-based compensation includes $69 and $65 of restricted stock and option expense related to director compensation for the nine months ended September 30, 2016 and 2015, respectively.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(unaudited)

(dollars in thousands)

	For the Nine Months Ended September 30,
	2016	2015
Cash flows from operating activities:
Net increase in net assets resulting from operations	$54,582	$28,746
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(461,772)	(532,048)
Principal and fee payments received on investments	340,584	379,247
Proceeds from the sale of investments	16,701	16,523
Net unrealized depreciation on investments	16,072	33,042
Net realized loss (gain) on investments	(3,427)	(8,424)
Accretion of paid-in-kind principal	(5,317)	(2,796)
Accretion of loan discounts	(5,524)	(6,369)
Accretion of loan discount on Convertible Senior Notes	82	185
Loss on debt extinguishment (Long-Term Liabilities—Convertible Senior Notes)	—	1
Payment of loan discount on Convertible Senior Notes	—	(5)
Accretion of loan exit fees	(16,679)	(10,493)
Change in deferred loan origination revenue	(253)	1,275
Unearned fees related to unfunded commitments	(308)	(271)
Amortization of debt fees and issuance costs	2,987	3,498
Depreciation	152	152
Stock-based compensation and amortization of restricted stock grants(1)	5,685	7,231
Change in operating assets and liabilities:
Interest and fees receivable	(1,622)	925
Prepaid expenses and other assets	228	4,833
Accounts payable	56	171
Accrued liabilities	(729)	6,065

Net cash used in operating activities	(58,502)	(78,512)
Cash flows from investing activities:
Purchases of capital equipment	(227)	(158)
Reduction of restricted cash	211	7,302

Net cash (used in) provided by investing activities	(16)	7,144
Cash flows from financing activities:
Issuance of common stock, net	50,177	100,092
Repurchase of common stock, net	(4,790)	(4,498)
Retirement of employee shares	(2,134)	(3,993)
Dividend distributions paid	(67,065)	(63,649)
Issuance of 2024 Notes Payable	141,945	—
Repayments of 2019 Notes Payable	—	(20,000)
Repayments of 2017 Asset-Backed Notes	—	(16,049)
Repayments of 2021 Asset-Backed Notes	(12,296)	—
Borrowings of credit facilities	193,276	53,365
Repayments of credit facilities	(243,276)	(53,365)
Cash paid for debt issuance costs	(4,858)	—
Cash paid for redemption of Convertible Senior Notes	(17,604)	(65)
Fees paid for credit facilities and debentures	(1,041)	(282)

Net cash provided by (used in) financing activities	32,334	(8,444)
Net decrease in cash and cash equivalents	(26,184)	(79,812)

Cash and cash equivalents at beginning of period	95,196	227,116

Cash and cash equivalents at end of period	$69,012	$147,304

Supplemental non-cash investing and financing activities:
Dividend distributions reinvested	$1,343	$1,589

(1)	Stock-based compensation includes $69 and $65 of restricted stock and option expense related to director compensation for the nine months ended September 30, 2016 and 2015, respectively.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Debt Investments
Biotechnology Tools
1-5 Years Maturity
Exicure, Inc.(11)(14A)	Biotechnology Tools	Senior Secured	September 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%	$6,000	$5,935	$5,996

Subtotal: 1-5 Years Maturity						5,935	5,996

Subtotal: Biotechnology Tools (0.80%)*						5,935	5,996

Communications & Networking
Under 1 Year Maturity
Avanti Communications Group(4)(9)	Communications & Networking	Senior Secured	October 2019	Interest rate FIXED 10.00%	$7,500	6,787	5,981
Achilles Technology Management Co II, Inc.(6)(13)(14B)	Communications & Networking	Senior Secured	August 2017	PIK Interest 10.50%	$1,001	991	991
OpenPeak, Inc.(7)	Communications & Networking	Senior Secured	April 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$12,211	8,975	—

Subtotal: Under 1 Year Maturity						16,753	6,972

1-5 Years Maturity
SkyCross, Inc.(6)(7)(13)(14B)(15)	Communications & Networking	Senior Secured	January 2018	Interest rate FIXED 10.95%, PIK Interest 5.00%	$16,758	16,900	—
Spring Mobile Solutions, Inc.(12)(14B)	Communications & Networking	Senior Secured	January 2019	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$3,000	3,010	3,002

Subtotal: 1-5 Years Maturity						19,910	3,002

Subtotal: Communications & Networking (1.32%)*						36,663	9,974

Consumer & Business Products
Under 1 Year Maturity
Antenna79 (p.k.a. Pong Research Corporation)(13)(14B)(14D)(15)	Consumer & Business Products	Senior Secured	November 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%, PIK Interest 2.50%	$4,302	4,628	4,071
	Consumer & Business Products	Senior Secured	November 2016	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$156	156	137

Total Antenna79 (p.k.a. Pong Research Corporation)					$4,458	4,784	4,208
Miles, Inc. (p.k.a. Fluc, Inc.)(8)	Consumer & Business Products	Convertible Debt	March 2017	Interest rate FIXED 4.00%	$100	100	—

Subtotal: Under 1 Year Maturity						4,884	4,208

1-5 Years Maturity
Nasty Gal(14B)(15)	Consumer & Business Products	Senior Secured	May 2019	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$15,000	15,249	5,000
Second Time Around (Simplify Holdings, LLC)(14A)(15)	Consumer & Business Products	Senior Secured	February 2019	Interest rate PRIME + 7.25% or Floor rate of 10.75%	$2,428	2,430	2,434

Subtotal: 1-5 Years Maturity						17,679	7,434

Subtotal: Consumer & Business Products (1.54%)*						22,563	11,642

Drug Delivery
Under 1 Year Maturity
Celsion Corporation(10)(14A)	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$3,316	$3,617	$3,617

Subtotal: Under 1 Year Maturity						3,617	3,617

1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(9)(10)(14A)(15)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$20,466	21,005	20,949
Agile Therapeutics, Inc.(10)(14A)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 4.75% or Floor rate of 9.00%	$16,500	16,413	16,390
Aprecia Pharmaceuticals Company(14A)	Drug Delivery	Senior Secured	January 2020	Interest rate PRIME + 5.75% or Floor rate of 9.25%	$20,000	19,555	19,555

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
BioQ Pharma Incorporated(10)(14A)(14B)	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$9,130	9,484	9,403
	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$2,736	2,763	2,759

Total BioQ Pharma Incorporated					$11,866	12,247	12,162
Dance Biopharm, Inc.(7)(14A)(15)	Drug Delivery	Senior Secured	November 2017	Interest rate PRIME + 7.40% or Floor rate of 10.65%	$2,145	2,255	2,255
Edge Therapeutics, Inc.(14A)(17)	Drug Delivery	Senior Secured	February 2020	Interest rate PRIME + 4.65% or Floor rate of 9.15%	$15,000	14,927	15,008
Pulmatrix Inc.(8)(10)(14A)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$6,588	6,611	6,625
ZP Opco, Inc (p.k.a. Zosano Pharma)(10)(14A)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 2.70% or Floor rate of 7.95%	$13,636	13,774	13,718

Subtotal: 1-5 Years Maturity						106,787	106,662

Subtotal: Drug Delivery (14.63%)*						110,404	110,279

Drug Discovery & Development
Under 1 Year Maturity
Cerecor, Inc.(11)(14A)	Drug Discovery & Development	Senior Secured	August 2017	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$3,229	$3,324	$3,324
Neuralstem, Inc.(14A)(15)	Drug Discovery & Development	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,953	5,156	5,156

Subtotal: Under 1 Year Maturity						8,480	8,480

1-5 Years Maturity
Auris Medical Holding, AG(4)(9)(14B)	Drug Discovery & Development	Senior Secured	January 2020	Interest rate PRIME + 6.05% or Floor rate of 9.55%	$12,500	12,206	12,206
Aveo Pharmaceuticals, Inc.(9)(14A)(14B)	Drug Discovery & Development	Senior Secured	December 2019	Interest rate PRIME + 6.90% or Floor rate of 11.90%	$10,000	10,235	10,205
	Drug Discovery & Development	Senior Secured	December 2019	Interest rate PRIME + 6.90% or Floor rate of 11.90%	$5,000	4,898	4,898

Total Aveo Pharmaceuticals, Inc.					$15,000	15,133	15,103
Bellicum Pharmaceuticals, Inc.(14A)(14B)(15)	Drug Discovery & Development	Senior Secured	March 2020	Interest rate PRIME + 5.85% or Floor rate of 9.35%	$15,000	15,101	15,197
	Drug Discovery & Development	Senior Secured	March 2020	Interest rate PRIME + 5.85% or Floor rate of 9.35%	$5,000	4,960	4,999

Total Bellicum Pharmaceuticals, Inc.					$20,000	20,061	20,196
Brickell Biotech, Inc.(11)(14A)	Drug Discovery & Development	Senior Secured	September 2019	Interest rate PRIME + 5.70% or Floor rate of 9.20%	$7,500	7,452	7,459
Cerulean Pharma, Inc.(12)(14B)	Drug Discovery & Development	Senior Secured	July 2018	Interest rate PRIME + 1.55% or Floor rate of 7.30%	$15,115	15,858	15,768
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(10)(14A)	Drug Discovery & Development	Senior Secured	December 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%	$21,421	22,218	22,444
CytRx Corporation(10)(14B)(15)	Drug Discovery & Development	Senior Secured	February 2020	Interest rate PRIME + 6.00% or Floor rate of 9.50%	$25,000	24,860	24,927
Epirus Biopharmaceuticals, Inc.(7)(14A)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$3,111	3,394	—
Genocea Biosciences, Inc.(10)(14A)(17)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 2.25% or Floor rate of 7.25%	$17,000	17,234	17,340
Immune Pharmaceuticals(10)(14B)	Drug Discovery & Development	Senior Secured	September 2018	Interest rate PRIME + 4.75% or Floor rate of 10.00%	$3,692	3,725	2,224
Insmed, Incorporated(10)(14A)	Drug Discovery & Development	Senior Secured	October 2020	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$35,000	34,681	34,681
Mast Therapeutics, Inc.(14A)(15)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 5.70% or Floor rate of 8.95%	$13,706	13,766	13,818
Melinta Therapeutics(12)(14A)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 3.75% or Floor rate of 8.25%	$27,283	27,630	27,539
Merrimack Pharmaceuticals, Inc.(9)	Drug Discovery & Development	Senior Secured	December 2022	Interest rate FIXED 11.50%	$25,000	25,000	25,250

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Metuchen Pharmaceuticals LLC(13)(14A)	Drug Discovery & Development	Senior Secured	October 2020	Interest rate PRIME + 7.25% or Floor rate of 10.75%, PIK Interest 1.35%	$35,000	34,339	34,339
Paratek Pharmaceuticals, Inc.(14A)(15)(17)	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%	$20,000	20,028	20,113
PhaseRx,Inc.(14B)(15)	Drug Discovery & Development	Senior Secured	December 2019	Interest rate PRIME + 5.75% or Floor rate of 9.25%	$6,000	5,866	5,866
uniQure B.V.(4)(9)(10)(14B)	Drug Discovery & Development	Senior Secured	May 2020	Interest rate PRIME + 3.00% or Floor rate of 8.25%	$20,000	20,024	20,016
XOMA Corporation(9)(14B)(15)	Drug Discovery & Development	Senior Secured	September 2018	Interest rate PRIME + 2.15% or Floor rate of 9.40%	$18,214	18,660	18,531

Subtotal: 1-5 Years Maturity						342,135	337,820

Subtotal: Drug Discovery & Development (45.95%)*						350,615	346,300

Electronics & Computer Hardware
1-5 Years Maturity
Persimmon Technologies(11)(14B)	Electronics & Computer Hardware	Senior Secured	June 2019	Interest rate PRIME + 7.50% or Floor rate of 11.00%	$7,000	$7,047	$7,047

Subtotal: 1-5 Years Maturity						7,047	7,047

Subtotal: Electronics & Computer Hardware (0.94%)*						7,047	7,047

Healthcare Services, Other
1-5 Years Maturity
InstaMed Communications, LLC(14B)(15)	Healthcare Services, Other	Senior Secured	February 2019	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$10,000	10,276	10,300
PH Group Holdings	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$20,000	19,783	19,783

Subtotal: 1-5 Years Maturity						30,059	30,083

Subtotal: Healthcare Services, Other (3.99%)*						30,059	30,083

Internet Consumer & Business Services
1-5 Years Maturity
Aria Systems, Inc.(10)(13)	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 3.20% or Floor rate of 6.95%, PIK Interest 1.95%	$2,051	2,033	1,717
	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 5.20% or Floor rate of 8.95%, PIK Interest 1.95%	$18,373	18,191	15,363

Total Aria Systems, Inc.					$20,424	20,224	17,080
CloudOne, Inc.(10)(14B)	Internet Consumer & Business Services	Senior Secured	April 2019	Interest rate PRIME + 6.35% or Floor rate of 9.85%	$5,000	5,034	5,060
LogicSource(14B)(15)	Internet Consumer & Business Services	Senior Secured	October 2019	Interest rate PRIME + 6.25% or Floor rate of 9.75%	$8,500	8,477	8,538
One Planet Ops Inc. (p.k.a. Reply! Inc.)	Internet Consumer & Business Services	Senior Secured	March 2019	Interest rate PRIME + 4.25% or Floor rate of 7.50%	$4,895	4,599	4,599
Snagajob.com, Inc.(12)(13)(14A)	Internet Consumer & Business Services	Senior Secured	July 2020	Interest rate PRIME + 5.15% or Floor rate of 9.15%, PIK Interest 1.95%	$35,120	34,219	34,218
Tectura Corporation(7)(8)(13)	Internet Consumer & Business Services	Senior Secured	June 2021	Interest rate FIXED 6.00%, PIK Interest 3.00%	$19,542	19,542	19,542
	Internet Consumer & Business Services	Senior Secured	June 2021	PIK Interest 8.00%	$11,015	240	—

Total Tectura Corporation					$30,557	19,782	19,542

Subtotal: 1-5 Years Maturity						92,335	89,037

Subtotal: Internet Consumer & Business Services (11.82%)*						92,335	89,037

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Media/Content/Info
1-5 Years Maturity
Machine Zone, Inc.(13)(16)	Media/Content/Info	Senior Secured	May 2018	Interest rate PRIME + 2.50% or Floor rate of 6.75%, PIK Interest 3.00%	$103,002	101,422	101,654
WP Technology, Inc. (Wattpad, Inc.)(4)(9)(11)(14B)	Media/Content/Info	Senior Secured	April 2020	Interest rate PRIME + 4.75% or Floor rate of 8.25%	$5,000	5,000	5,043

Subtotal: 1-5 Years Maturity						106,422	106,697

Subtotal: Media/Content/Info (14.16%)*						106,422	106,697

Medical Devices & Equipment
Under 1 Year Maturity
InspireMD, Inc.(4)(9)(14B)	Medical Devices & Equipment	Senior Secured	June 2017	Interest rate PRIME + 5.00% or Floor rate of 10.50%	$3,301	$3,786	$3,786

Subtotal: Under 1 Year Maturity						3,786	3,786

1-5 Years Maturity
Amedica Corporation(8)(14B)(15)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 9.20% or Floor rate of 12.45%	$8,981	10,257	10,214
Aspire Bariatrics, Inc.(14B)(15)	Medical Devices & Equipment	Senior Secured	October 2018	Interest rate PRIME + 4.00% or Floor rate of 9.25%	$5,947	5,978	5,957
Avedro, Inc.(14A)(15)	Medical Devices & Equipment	Senior Secured	June 2018	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$11,272	11,386	11,377
Flowonix Medical Incorporated(12)(14B)	Medical Devices & Equipment	Senior Secured	May 2018	Interest rate PRIME + 4.75% or Floor rate of 10.00%	$12,307	12,651	12,644
	Medical Devices & Equipment	Senior Secured	March 2019	Interest rate PRIME + 6.50% or Floor rate of 10.00%	$4,707	4,617	4,617

Total Flowonix Medical Incorporated					$17,014	17,268	17,261
Gamma Medica, Inc.(10)(14B)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$2,500	2,621	2,609
IntegenX, Inc.(14B)(15)	Medical Devices & Equipment	Senior Secured	June 2019	Interest rate PRIME + 6.05% or Floor rate of 10.05%	$12,500	12,464	12,464
Micell Technologies, Inc.(11)(14B)	Medical Devices & Equipment	Senior Secured	August 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$8,500	8,400	8,449
Quanta Fluid Solutions(4)(9)(10)(14B)	Medical Devices & Equipment	Senior Secured	April 2020	Interest rate PRIME + 8.05% or Floor rate of 11.55%	$12,500	12,479	12,456
Quanterix Corporation(10)(14A)	Medical Devices & Equipment	Senior Secured	February 2018	Interest rate PRIME + 2.75% or Floor rate of 8.00%	$11,327	11,566	11,618
SynergEyes, Inc.(14B)(15)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$2,847	3,228	3,178

Subtotal: 1-5 Years Maturity						95,647	95,583

Subtotal: Medical Devices & Equipment (13.19%)*						99,433	99,369

Semiconductors
1-5 Years Maturity
Achronix Semiconductor Corporation(14B)(15)	Semiconductors	Senior Secured	July 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$3,812	3,978	3,949
Avnera Corporation(10)(14A)	Semiconductors	Senior Secured	April 2018	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$6,550	6,637	6,745

Subtotal: 1-5 Years Maturity						10,615	10,694

Subtotal: Semiconductors (1.42%)*						10,615	10,694

Software
Under 1 Year Maturity
JumpStart Games, Inc. (p.k.a. Knowledge Adventure, Inc.)(7)(13)(14C)(15)	Software	Senior Secured	November 2016	Interest rate FIXED 5.75%, PIK Interest 10.75%	$1,566	$1,698	$826
RedSeal Inc.(15)(17)	Software	Senior Secured	June 2017	Interest rate PRIME + 3.25% or Floor rate of 6.50%	$2,635	2,635	2,635

Subtotal: Under 1 Year Maturity						4,333	3,461

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
1-5 Years Maturity
Actifio, Inc.(13)(14A)	Software	Senior Secured	January 2019	Interest rate PRIME + 4.25% or Floor rate of 8.25%, PIK Interest 2.25%	$30,786	30,625	30,598
	Software	Senior Secured	January 2019	Interest rate PRIME + 4.75% or Floor rate of 8.75%, PIK Interest 2.50%	$10,107	9,787	9,870

Total Actifio, Inc.					$40,893	40,412	40,468
Clickfox, Inc.(14C)	Software	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.50%	$12,000	11,979	11,979
Druva, Inc.(10)(12)(14B)(17)	Software	Senior Secured	March 2018	Interest rate PRIME + 4.60% or Floor rate of 7.85%	$10,877	11,241	11,228
	Software	Senior Secured	May 2018	Interest rate PRIME + 4.60% or Floor rate of 7.85%	$5,000	5,029	5,029

Total Druva, Inc.					$15,877	16,270	16,257
Evernote Corporation(15)(17)	Software	Senior Secured	October 2020	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$6,000	5,958	5,958
JumpStart Games, Inc. (p.k.a. Knowledge Adventure, Inc.)(7)(13)(14A)(15)	Software	Senior Secured	March 2018	Interest rate FIXED 5.75%, PIK Interest 10.75%	$13,000	12,747	6,198
Mattersight Corporation(13)	Software	Senior Secured	February 2020	Interest rate PRIME + 6.25% or Floor rate of 9.75%, PIK Interest 2.15%	$22,542	21,835	21,835
Message Systems, Inc.(14A)(15)	Software	Senior Secured	February 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$17,500	17,101	17,129
OneLogin, Inc.(13)(15)	Software	Senior Secured	August 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, PIK Interest 3.25%	$13,251	13,119	13,257
Quid, Inc.(13)(14A)(15)	Software	Senior Secured	October 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%, PIK Interest 2.25%	$8,070	8,044	8,044
RedSeal Inc.(14A)(15)(17)	Software	Senior Secured	June 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,000	5,095	5,058
Signpost, Inc.(13)(14A)(15)	Software	Senior Secured	February 2020	Interest rate PRIME + 4.15% or Floor rate of 8.15%, PIK Interest 1.75%	$15,170	14,882	14,961

Subtotal: 1-5 Years Maturity						167,442	161,144

Subtotal: Software (21.84%)*						171,775	164,605

Specialty Pharmaceuticals
1-5 Years Maturity
Alimera Sciences, Inc.(10)(14A)	Specialty Pharmaceuticals	Senior Secured	May 2018	Interest rate PRIME + 7.65% or Floor rate of 10.90%	$35,000	34,667	34,714
Jaguar Animal Health, Inc.(10)(14B)	Specialty Pharmaceuticals	Senior Secured	August 2018	Interest rate PRIME + 5.65% or Floor rate of 9.90%	$3,989	4,242	4,166

Subtotal: 1-5 Years Maturity						38,909	38,880

Subtotal: Specialty Pharmaceuticals (5.16%)*						38,909	38,880

Surgical Devices
1-5 Years Maturity
Transmedics, Inc.(12)(14B)	Surgical Devices	Senior Secured	February 2020	Interest rate PRIME + 5.30% or Floor rate of 9.55%	$8,500	8,437	8,461

Subtotal: 1-5 Years Maturity						8,437	8,461

Subtotal: Surgical Devices (1.12%)*						8,437	8,461

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Sustainable and Renewable Technology
Under 1 Year Maturity
Agrivida, Inc.(14B)(15)	Sustainable and Renewable Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$2,592	$2,881	$2,881
American Superconductor Corporation(10)(14B)	Sustainable and Renewable Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$667	1,166	1,166
	Sustainable and Renewable Technology	Senior Secured	June 2017	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$1,500	1,536	1,536

Total American Superconductor Corporation					$2,167	2,702	2,702
Modumetal, Inc.(11)(14D)	Sustainable and Renewable Technology	Senior Secured	March 2017	Interest rate PRIME + 8.70% or Floor rate of 11.95%	$738	1,217	1,217
Stion Corporation(5)(14A)	Sustainable and Renewable Technology	Senior Secured	February 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$821	821	821

Subtotal: Under 1 Year Maturity						7,621	7,621

1-5 Years Maturity
FuelCell Energy, Inc.(11)(14B)	Sustainable and Renewable Technology	Senior Secured	October 2018	Interest rate PRIME + 5.50% or Floor rate of 9.50%	$20,000	20,278	20,434
Modumetal, Inc.(11)(14C)	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$4,326	4,933	4,870
Plug Power, Inc.(9)(12)(14B)	Sustainable and Renewable Technology	Senior Secured	June 2019	Interest rate PRIME + 6.45% or Floor rate of 10.45%	$25,000	24,916	24,916
Proterra, Inc.(10)(14B)	Sustainable and Renewable Technology	Senior Secured	December 2018	Interest rate PRIME + 6.95% or Floor rate of 10.20%	$30,000	30,470	30,714
Rive Technology, Inc.(14A)(15)	Sustainable and Renewable Technology	Senior Secured	January 2019	Interest rate PRIME + 6.20% or Floor rate of 9.45%	$7,500	7,539	7,562
Sungevity, Inc.(12)(14D)	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 3.70% or Floor rate of 6.95%	$35,000	38,743	38,811
	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 3.70% or Floor rate of 6.95%	$20,000	20,000	20,118

Total Sungevity, Inc.					$55,000	58,743	58,929
Tendril Networks(11)(14B)	Sustainable and Renewable Technology	Senior Secured	June 2019	Interest rate FIXED 7.25%	$15,000	15,241	15,134
Verdezyne, Inc.(14B)(15)	Sustainable and Renewable Technology	Senior Secured	April 2019	Interest rate PRIME + 8.25% or Floor rate of 11.75%	$15,000	14,928	14,877

Subtotal: 1-5 Years Maturity						177,048	177,436

Subtotal: Sustainable and Renewable Technology (24.56%)*						184,669	185,057

Total Debt Investments (162.44%)*						1,275,881	1,224,121

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.(15)	Biotechnology Tools	Equity	Preferred Series C	189,394	$500	$606

Subtotal: Biotechnology Tools (0.08%)*					500	606

Communications & Networking
Achilles Technology Management Co II, Inc.(6)(15)	Communications & Networking	Equity	Common Stock	10,000	4,000	4,000
GlowPoint, Inc.(3)	Communications & Networking	Equity	Common Stock	114,192	102	32
Peerless Network, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	4,584

Subtotal: Communications & Networking (1.14%)*					5,102	8,616

Consumer & Business Products
Market Force Information, Inc.	Consumer & Business Products	Equity	Common Stock	480,261	—	252
	Consumer & Business Products	Equity	Preferred Series B-1	187,970	500	263

Total Market Force Information, Inc.				668,231	500	515

Subtotal: Consumer & Business Products (0.07%)*					500	515

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	551

Subtotal: Diagnostic (0.07%)*					750	551

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)	Drug Delivery	Equity	Common Stock	54,240	108	211
BioQ Pharma Incorporated(15)	Drug Delivery	Equity	Preferred Series D	165,000	500	740
Edge Therapeutics, Inc.(3)	Drug Delivery	Equity	Common Stock	161,856	1,000	1,685
Merrion Pharmaceuticals, Plc(3)(4)(9)	Drug Delivery	Equity	Common Stock	20,000	9	—
Neos Therapeutics, Inc.(3)(15)	Drug Delivery	Equity	Common Stock	125,000	1,500	823
Revance Therapeutics, Inc.(3)	Drug Delivery	Equity	Common Stock	22,765	557	369

Subtotal: Drug Delivery (0.51%)*					3,674	3,828

Drug Discovery & Development
Aveo Pharmaceuticals, Inc.(3)(9)(15)	Drug Discovery & Development	Equity	Common Stock	426,931	1,060	367
Cerecor, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	119,087	1,000	504
Cerulean Pharma, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	135,501	1,000	142
Dicerna Pharmaceuticals, Inc.(3)(15)	Drug Discovery & Development	Equity	Common Stock	142,858	1,000	840
Dynavax Technologies(3)(9)	Drug Discovery & Development	Equity	Common Stock	20,000	550	210
Epirus Biopharmaceuticals, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	200,000	1,000	—
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	223,463	2,000	1,144
Inotek Pharmaceuticals Corporation(3)	Drug Discovery & Development	Equity	Common Stock	3,778	1,500	36
Insmed, Incorporated(3)	Drug Discovery & Development	Equity	Common Stock	70,771	1,000	1,028
Melinta Therapeutics	Drug Discovery & Development	Equity	Preferred Series 4	1,914,448	2,000	2,164
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(3)	Drug Discovery & Development	Equity	Common Stock	76,362	2,743	993

Subtotal: Drug Discovery & Development (0.99%)*					14,853	7,428

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Electronics & Computer Hardware
Identiv, Inc.(3)	Electronics & Computer Hardware	Equity	Common Stock	6,700	34	14

Subtotal: Electronics & Computer Hardware (0.00%)*					34	14

Internet Consumer & Business Services
Blurb, Inc.(15)	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	199
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Equity	Preferred Series C	230,030	250	278

	Internet Consumer & Business Services	Equity	Preferred Series D	198,677	250	264

Total Lightspeed POS, Inc.				428,707	500	542
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	373
	Internet Consumer & Business Services	Equity	Preferred Series H	87,802	250	244

Total Oportun (p.k.a. Progress Financial)				306,153	500	617
Philotic, Inc.	Internet Consumer & Business Services	Equity	Common Stock	9,023	93	—
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Equity	Preferred Series AA	34,783	15	41
Tectura Corporation	Internet Consumer & Business Services	Equity	Preferred Series BB	1,000,000	—	—

Subtotal: Internet Consumer & Business Services (0.19%)*					1,283	1,399

Medical Devices & Equipment
AtriCure, Inc.(3)(15)	Medical Devices & Equipment	Equity	Common Stock	7,536	$266	$119
Flowonix Medical Incorporated	Medical Devices & Equipment	Equity	Preferred Series E	221,893	1,500	1,618
Gelesis, Inc.(15)	Medical Devices & Equipment	Equity	Common Stock	198,202	—	894
	Medical Devices & Equipment	Equity	Preferred Series A-1	191,210	425	954
	Medical Devices & Equipment	Equity	Preferred Series A-2	191,626	500	909

Total Gelesis, Inc.				581,038	925	2,757
Medrobotics Corporation(15)	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	245
	Medical Devices & Equipment	Equity	Preferred Series F	73,971	155	198
	Medical Devices & Equipment	Equity	Preferred Series G	163,934	500	536

Total Medrobotics Corporation				374,703	905	979
Optiscan Biomedical, Corp.(5)(15)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	320
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	93
	Medical Devices & Equipment	Equity	Preferred Series D	55,103,923	5,257	3,465
	Medical Devices & Equipment	Equity	Preferred Series E	11,508,204	963	1,056

Total Optiscan Biomedical, Corp.				74,725,003	9,875	4,934
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Equity	Preferred Series B	232,061	527	610
Quanterix Corporation	Medical Devices & Equipment	Equity	Preferred Series D	272,479	1,000	1,106

Subtotal: Medical Devices & Equipment (1.61%)*					14,998	12,123

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Software
Box, Inc.(3)(15)	Software	Equity	Common Stock	647,200	4,775	9,980
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	87
Druva, Inc.	Software	Equity	Preferred Series 2	458,841	1,001	1,338
ForeScout Technologies, Inc.	Software	Equity	Preferred Series D	319,099	398	1,590
	Software	Equity	Preferred Series E	80,587	131	405

Total ForeScout Technologies, Inc.				399,686	529	1,995
HighRoads, Inc.	Software	Equity	Preferred Series B	190,170	307	—
NewVoiceMedia Limited(4)(9)	Software	Equity	Preferred Series E	669,173	963	1,124
Nuance Communications, Inc.(3)(15)	Software	Equity	Common Stock	91,027	546	1,068
Palantir Technologies	Software	Equity	Preferred Series E	727,696	5,431	5,431
WildTangent, Inc.(15)	Software	Equity	Preferred Series 3	100,000	402	169

Subtotal: Software (2.81%)*					14,005	21,192

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	Preferred Series E	241,829	750	—
	Specialty Pharmaceuticals	Equity	Preferred Series E-1	26,955	—	—
	Specialty Pharmaceuticals	Equity	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company				4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					750	—

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Equity	Preferred Series B	219,298	250	45
	Surgical Devices	Equity	Preferred Series C	656,538	282	66
	Surgical Devices	Equity	Preferred Series D	1,991,157	712	694
	Surgical Devices	Equity	Preferred Series E	2,786,367	429	483

Total Gynesonics, Inc.				5,653,360	1,673	1,288
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	405
	Surgical Devices	Equity	Preferred Series C	119,999	300	309
	Surgical Devices	Equity	Preferred Series D	260,000	650	1,018
	Surgical Devices	Equity	Preferred Series F	100,200	500	550

Total Transmedics, Inc.				569,160	2,550	2,282

Subtotal: Surgical Devices (0.47%)*					4,223	3,570

Sustainable and Renewable Technology
Glori Energy, Inc.(3)	Sustainable and Renewable Technology	Equity	Common Stock	18,208	165	2
Modumetal, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series C	3,107,520	500	498
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)	Sustainable and Renewable Technology	Equity	Common Stock	19,250	761	—
Sungevity, Inc.(15)	Sustainable and Renewable Technology	Equity	Preferred Series D	68,807,339	6,750	6,750
TPI Composites, Inc.(3)	Sustainable and Renewable Technology	Equity	Common Stock	78,018	273	1,659

Subtotal: Sustainable and Renewable Technology (1.18%)*					8,449	8,909

Subtotal: Equity					69,121	68,751

Warrant Investments
Biotechnology Tools
Exicure, Inc.	Biotechnology Tools	Warrant	Preferred Series C	104,348	$107	$176
Labcyte, Inc.(15)	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	323	450

Subtotal: Biotechnology Tools (0.08%)*					430	626

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Communications & Networking
Intelepeer, Inc.(15)	Communications & Networking	Warrant	Common Stock	117,958	102	—
OpenPeak, Inc.	Communications & Networking	Warrant	Common Stock	108,982	149	—
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	13
Peerless Network, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	367
SkyCross, Inc.(6)(15)	Communications & Networking	Warrant	Preferred Series F	9,762,777	394	—
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Preferred Series D	2,834,375	418	15

Subtotal: Communications & Networking (0.05%)*					1,219	395

Consumer & Business Products
Antenna79 (p.k.a. Pong Research Corporation)(15)	Consumer & Business Products	Warrant	Preferred Series A	1,662,441	228	—
Intelligent Beauty, Inc.(15)	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	378
IronPlanet, Inc.	Consumer & Business Products	Warrant	Preferred Series D	1,155,821	1,076	6,220
Nasty Gal(15)	Consumer & Business Products	Warrant	Preferred Series C	845,194	23	—
The Neat Company(15)	Consumer & Business Products	Warrant	Preferred Series C-1	540,540	365	—

Subtotal: Consumer & Business Products (0.88%)*					1,922	6,598

Diagnostic
Navidea Biopharmaceuticals, Inc. (p.k.a. Neoprobe)(3)(15)	Diagnostic	Warrant	Common Stock	333,333	244	30

Subtotal: Diagnostic (0.00%)*					244	30

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)(15)	Drug Delivery	Warrant	Common Stock	176,730	785	219
Agile Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	180,274	730	419
Aprecia Pharmaceuticals Company	Drug Delivery	Warrant	Preferred Series A-1	735,981	366	301
BIND Therapeutics, Inc.(3)(15)	Drug Delivery	Warrant	Common Stock	152,586	488	—
BioQ Pharma Incorporated	Drug Delivery	Warrant	Common Stock	459,183	1	668
Celsion Corporation(3)	Drug Delivery	Warrant	Common Stock	194,986	428	2
Dance Biopharm, Inc.(15)	Drug Delivery	Warrant	Common Stock	110,882	74	—
Edge Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	78,595	390	292
Kaleo, Inc. (p.k.a. Intelliject, Inc.)	Drug Delivery	Warrant	Preferred Series B	82,500	594	413
Neos Therapeutics, Inc.(3)(15)	Drug Delivery	Warrant	Common Stock	70,833	285	27
Pulmatrix Inc.(3)	Drug Delivery	Warrant	Common Stock	25,150	116	2
ZP Opco, Inc (p.k.a. Zosano Pharma)(3)	Drug Delivery	Warrant	Common Stock	72,379	266	—

Subtotal: Drug Delivery (0.31%)*					4,523	2,343

Drug Discovery & Development
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	89,750	$295	$107
Anthera Pharmaceuticals, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	40,178	984	—
Auris Medical Holding, AG(3)(4)(9)	Drug Discovery & Development	Warrant	Common Stock	156,726	249	99
Aveo Pharmaceuticals, Inc.(3)(9)	Drug Discovery & Development	Warrant	Common Stock	2,069,880	396	418
Brickell Biotech, Inc.	Drug Discovery & Development	Warrant	Preferred Series C	26,086	119	72
Cerecor, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	22,328	70	12

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Cerulean Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	171,901	369	33
Chroma Therapeutics, Ltd.(4)(9)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	—
Cleveland BioLabs, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	7,813	105	—
Concert Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	70,796	367	48
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(3)	Drug Discovery & Development	Warrant	Common Stock	292,398	165	6
CytRx Corporation(3)(15)	Drug Discovery & Development	Warrant	Common Stock	634,146	416	149
Dicerna Pharmaceuticals, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Epirus Biopharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	64,194	276	—
Fortress Biotech, Inc. (p.k.a. Coronado Biosciences, Inc.)(3)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	13
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,725	266	108
Immune Pharmaceuticals(3)	Drug Discovery & Development	Warrant	Common Stock	214,853	164	—
Mast Therapeutics, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	2,272,724	203	114
Melinta Therapeutics	Drug Discovery & Development	Warrant	Preferred Series 3	1,382,323	626	211
Nanotherapeutics, Inc.(15)	Drug Discovery & Development	Warrant	Common Stock	171,389	838	949
Neothetics, Inc. (p.k.a. Lithera, Inc)(3)(15)	Drug Discovery & Development	Warrant	Common Stock	46,838	266	22
Neuralstem, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	75,187	77	2
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(3)(15)	Drug Discovery & Development	Warrant	Common Stock	16,346	42	14
PhaseRx,Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	63,000	125	39
uniQure B.V.(3)(4)(9)	Drug Discovery & Development	Warrant	Common Stock	37,174	218	24
XOMA Corporation(3)(9)(15)	Drug Discovery & Development	Warrant	Common Stock	181,268	279	22

Subtotal: Drug Discovery & Development (0.33%)					7,575	2,462

Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	—
Persimmon Technologies	Electronics & Computer Hardware	Warrant	Preferred Series C	43,076	40	—

Subtotal: Electronics & Computer Hardware (0.00%)*					52	—

Healthcare Services, Other
Chromadex Corporation(3)(9)(15)	Healthcare Services, Other	Warrant	Common Stock	139,673	157	115

Subtotal: Healthcare Services, Other (0.02%)*					157	115

Information Services
Cha Cha Search, Inc.(15)	Information Services	Warrant	Preferred Series G	48,232	58	—
INMOBI Inc.(4)(9)	Information Services	Warrant	Common Stock	46,874	82	—
InXpo, Inc.(15)	Information Services	Warrant	Preferred Series C	648,400	98	2
	Information Services	Warrant	Preferred Series C-1	1,165,183	74	—

Total InXpo, Inc.				1,813,583	172	2
RichRelevance, Inc.(15)	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.00%)*					410	2

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Internet Consumer & Business Services
Aria Systems, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series E	239,692	$73	$—
Blurb, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	95
CashStar, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C-2	727,272	130	19
CloudOne, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series E	968,992	19	30
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	206,184	1,102	1,166
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Warrant	Preferred Series C	245,610	20	75
LogicSource(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	79,625	30	65
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	135
Prism Education Group, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series B	200,000	43	—
ShareThis, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	547	1
Snagajob.com, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series A	1,575,000	640	716
Tapjoy, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	748,670	316	177
Tectura Corporation	Internet Consumer & Business Services	Warrant	Preferred Series B-1	253,378	51	—

Subtotal: Internet Consumer & Business Services (0.33%)*					3,685	2,479

Media/Content/Info
Machine Zone, Inc.(16)	Media/Content/Info	Warrant	Common Stock	1,552,710	1,958	2,793
Rhapsody International, Inc.(15)	Media/Content/Info	Warrant	Common Stock	715,755	385	101
WP Technology, Inc. (Wattpad, Inc.)(4)(9)	Media/Content/Info	Warrant	Common Stock	127,909	1	1
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	11

Subtotal: Media/Content/Info (0.39%)*					2,692	2,906

Medical Devices & Equipment
Amedica Corporation(3)(15)	Medical Devices & Equipment	Warrant	Common Stock	103,225	459	32
Aspire Bariatrics, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series D	395,000	455	262
Avedro, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series AA	300,000	401	241
Flowonix Medical Incorporated	Medical Devices & Equipment	Warrant	Preferred Series E	155,325	362	430
Gamma Medica, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	450,956	170	239
Gelesis, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series A-1	74,784	78	219
InspireMD, Inc.(3)(4)(9)	Medical Devices & Equipment	Warrant	Common Stock	984,111	242	14
IntegenX, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series C	547,752	15	29
Medrobotics Corporation(15)	Medical Devices & Equipment	Warrant	Preferred Series E	455,539	370	375
Micell Technologies, Inc.	Medical Devices & Equipment	Warrant	Preferred Series D-2	84,955	262	371
NetBio, Inc.	Medical Devices & Equipment	Warrant	Common Stock	2,568	408	39
NinePoint Medical, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	82

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Optiscan Biomedical, Corp.(5)(15)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	1,252	168
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Warrant	Preferred Series A	500,000	402	429
Quanterix Corporation	Medical Devices & Equipment	Warrant	Preferred Series C	173,428	180	135
SonaCare Medical, LLC (p.k.a. US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	6,464	188	—
Strata Skin Sciences, Inc. (p.k.a. MELA Sciences, Inc.)(3)	Medical Devices & Equipment	Warrant	Common Stock	69,320	402	—
ViewRay, Inc.(3)(15)	Medical Devices & Equipment	Warrant	Common Stock	128,231	333	31

Subtotal: Medical Devices & Equipment (0.41%)*					6,149	3,096

Semiconductors
Achronix Semiconductor Corporation(15)	Semiconductors	Warrant	Preferred Series C	360,000	160	62
	Semiconductors	Warrant	Preferred Series D-1	500,000	7	17

Total Achronix Semiconductor Corporation				860,000	167	79
Aquantia Corp.	Semiconductors	Warrant	Preferred Series G	196,831	4	70
Avnera Corporation	Semiconductors	Warrant	Preferred Series E	141,567	46	82

Subtotal: Semiconductors (0.03%)*					217	231

Software
Actifio, Inc.	Software	Warrant	Common Stock	73,584	$249	$137
	Software	Warrant	Preferred Series F	31,673	343	76

Total Actifio, Inc.				105,257	592	213
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	188	—
CareCloud Corporation(15)	Software	Warrant	Preferred Series B	413,433	258	524
Clickfox, Inc.(15)	Software	Warrant	Preferred Series B	1,038,563	330	67
	Software	Warrant	Preferred Series C	592,019	730	81
	Software	Warrant	Preferred Series C-A	2,218,214	230	144

Total Clickfox, Inc.				3,848,796	1,290	292
Evernote Corporation(15)	Software	Warrant	Common Stock	62,500	106	106
Hillcrest Laboratories, Inc.(15)	Software	Warrant	Preferred Series E	1,865,650	55	136
JumpStart Games, Inc. (p.k.a Knowledge Holdings, Inc.)(15)	Software	Warrant	Preferred Series E	614,333	16	—
Mattersight Corporation(3)	Software	Warrant	Common Stock	357,143	538	490
Message Systems, Inc.(15)	Software	Warrant	Preferred Series C	503,718	334	245
Mobile Posse, Inc.(15)	Software	Warrant	Preferred Series C	396,430	130	91
Neos, Inc.(15)	Software	Warrant	Common Stock	221,150	22	100
NewVoiceMedia Limited(4)(9)	Software	Warrant	Preferred Series E	225,586	33	79
OneLogin, Inc.(15)	Software	Warrant	Common Stock	228,972	150	241
Poplicus, Inc.(15)	Software	Warrant	Preferred Series C	2,595,230	—	81
Quid, Inc.(15)	Software	Warrant	Preferred Series D	71,576	1	4
Signpost, Inc.(15)	Software	Warrant	Preferred Series C	324,005	314	276
Soasta, Inc.(15)	Software	Warrant	Preferred Series E	410,800	691	250
Sonian, Inc.(15)	Software	Warrant	Preferred Series C	185,949	106	61

Subtotal: Software (0.42%)*					4,824	3,189

Specialty Pharmaceuticals
Alimera Sciences, Inc.(3)	Specialty Pharmaceuticals	Warrant	Common Stock	1,258,993	728	586
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	Preferred Series E	155,324	308	—

Subtotal: Specialty Pharmaceuticals (0.08%)*					1,036	586

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Warrant	Preferred Series C	180,480	75	16
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	268

Total Gynesonics, Inc.				1,756,445	395	284

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	10
	Surgical Devices	Warrant	Preferred Series D	175,000	100	439
	Surgical Devices	Warrant	Preferred Series F	50,544	38	52

Total Transmedics, Inc.				265,980	363	501

Subtotal: Surgical Devices (0.10%)*					758	785

Sustainable and Renewable Technology
Agrivida, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series D	471,327	$120	$124
Alphabet Energy, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series A	86,329	82	—
American Superconductor Corporation(3)	Sustainable and Renewable Technology	Warrant	Common Stock	58,823	39	85
Brightsource Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 1	116,667	104	—
Calera, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series B	437,500	308	74
Fluidic, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series D	61,804	102	47
Fulcrum Bioenergy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series C-1	280,897	275	213
GreatPoint Energy, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series D-1	393,212	548	—
Polyera Corporation(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	311,609	338	—
Proterra, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 4	477,517	41	307
Rive Technology, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series E	234,477	12	4
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)	Sustainable and Renewable Technology	Warrant	Common Stock	530,811	181	—
	Sustainable and Renewable Technology	Warrant	Preferred Series 2-A	6,229	50	—

Total SCIEnergy, Inc.				537,040	231	—
Beamreach Solar (p.k.a. Solexel, Inc.)(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	1,171,625	1,162	704
Stion Corporation(5)	Sustainable and Renewable Technology	Warrant	Preferred Series Seed	2,154	1,378	—
Sungevity, Inc.	Sustainable and Renewable Technology	Warrant	Common Stock	20,000,000	543	5
	Sustainable and Renewable Technology	Warrant	Preferred Series C	32,472,222	902	—

Total Sungevity, Inc.				52,472,222	1,445	5

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
TAS Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series AA	428,571	299	—
Tendril Networks	Sustainable and Renewable Technology	Warrant	Preferred Series 3-A	1,019,793	189	230
Trilliant, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series A	320,000	162	102

Subtotal: Sustainable and Renewable Technology (0.25%)*					7,348	1,895

Total: Warrant Investments (3.68%)*					43,241	27,738

Total Investments (175.24%)*					$1,388,244	$1,320,610

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $28.1 million, $96.1 million and $68.0 million respectively. The tax cost of investments is $1.4 billion.
(3)	Except for warrants in 39 publicly traded companies and common stock in 22 publicly traded companies, all investments are restricted at September 30, 2016 and were valued at fair value as determined in good faith by the Company’s board of directors (the “Board of Directors”). No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Non-U.S. company or the company’s principal place of business is outside the United States.
(5)	Affiliate investment as defined under the Investment Company Act of 1940, as amended, (the “1940 Act”) in which Hercules owns at least 5% but generally less than 25% of the company’s voting securities.
(6)	Control investment as defined under the 1940 Act in which Hercules owns at least 25% of the company’s voting securities or has greater than 50% representation on its board.
(7)	Debt is on non-accrual status at September 30, 2016, and is therefore considered non-income producing. Note that at September 30, 2016, only the $11.0 million PIK loan is on non-accrual for the Company’s debt investment in Tectura Corporation.
(8)	Denotes that all or a portion of the debt investment is convertible debt.
(9)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(10)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(11)	Denotes that all or a portion of the debt investment is pledged as collateral under the Wells Facility (as defined in Note 4).
(12)	Denotes that all or a portion of the debt investment is pledged as collateral under the Union Facility (as defined in Note 4).
(13)	Denotes that all or a portion of the debt investment principal includes accumulated PIK, or payment-in-kind, interest and is net of repayments.
(14)	Denotes that all or a portion of the debt investment includes an exit fee receivable.

A. This fee ranges from 1.0% to 5.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.

B. This fee ranges from 5.0% to 10.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.

C. This fee ranges from 10.0% to 15.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.

D. This fee is greater than 15.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.

(15)	Denotes that all or a portion of the investment in this portfolio company is held by Hercules Technology II, L.P., or HT II, or Hercules Technology III, L.P., or HT III, the Company’s wholly owned SBIC subsidiaries.
(16)	Denotes that the fair value of the Company’s total investments in this portfolio company represent greater than 5% of the Company’s total assets at September 30, 2016.
(17)	Denotes that there is an unfunded contractual commitment available at the request of this portfolio company at September 30, 2016. Refer to Note 10.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Debt Investments
Communications & Networking
1-5 Years Maturity
Avanti Communications Group(4)(9)	Communications & Networking	Senior Secured	October 2019	Interest rate FIXED 10.00%	$10,000	$8,900	$7,812
OpenPeak, Inc.(7)	Communications & Networking	Senior Secured	April 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$12,370	9,134	2,444
SkyCross, Inc.(7)(12)(13)(14)	Communications & Networking	Senior Secured	January 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%, PIK Interest 5.00%	$19,649	20,080	14,859
Spring Mobile Solutions, Inc.(13)	Communications & Networking	Senior Secured	January 2019	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$3,000	2,935	2,935

Subtotal: 1-5 Years Maturity						41,049	28,050

Subtotal: Communications & Networking (3.91%)*						41,049	28,050

Consumer & Business Products
Under 1 Year Maturity
Antenna79 (p.k.a. Pong Research Corporation)(12)(14)	Consumer & Business Products	Senior Secured	June 2016	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$308	308	308

Subtotal: Under 1 Year Maturity						308	308

1-5 Years Maturity
Antenna79 (p.k.a. Pong Research Corporation)(12)(13)(14)	Consumer & Business Products	Senior Secured	December 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%, PIK Interest 2.50%	$4,955	4,785	4,783
Miles, Inc. (p.k.a. Fluc, Inc.)(8)	Consumer & Business Products	Convertible Debt	March 2017	Interest rate FIXED 4.00%	$100	100	—
Nasty Gal(13)(14)	Consumer & Business Products	Senior Secured	May 2019	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$15,000	14,876	14,876
The Neat Company(7)(12)(13)(14)	Consumer & Business Products	Senior Secured	September 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%, PIK Interest 1.00%	$15,936	15,545	5,527

Subtotal: 1-5 Years Maturity						35,306	25,186

Subtotal: Consumer & Business Products (3.55%)*						35,614	25,494

Drug Delivery
1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(9)(10)(13)(14)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$20,466	$20,772	$20,678
Agile Therapeutics, Inc.(10)(13)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 4.75% or Floor rate of 9.00%	$16,500	16,231	16,107
BIND Therapeutics, Inc.(13)(14)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 5.10% or Floor rate of 8.35%	$15,000	15,119	15,044
BioQ Pharma Incorporated(10)(13)	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$10,000	10,180	10,066
	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 7.00% or Floor rate of 10.50%	$3,000	2,962	2,962

Total BioQ Pharma Incorporated					$13,000	13,142	13,028
Celator Pharmaceuticals, Inc.(10)(13)	Drug Delivery	Senior Secured	June 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$14,573	14,594	14,609
Celsion Corporation(10)(13)	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$6,346	6,501	6,544
Dance Biopharm, Inc.(13)(14)	Drug Delivery	Senior Secured	November 2017	Interest rate PRIME + 7.40% or Floor rate of 10.65%	$2,705	2,776	2,757

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Edge Therapeutics, Inc.(10)(13)	Drug Delivery	Senior Secured	March 2018	Interest rate PRIME + 6.45% or Floor rate of 9.95%	$5,466	5,431	5,455
Egalet Corporation(11)(13)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.15% or Floor rate of 9.40%	$15,000	14,967	15,036
Neos Therapeutics, Inc.(10)(13)(14)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$10,000	10,000	10,007
	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$10,000	10,043	9,998
	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$5,000	4,977	4,957

Total Neos Therapeutics, Inc.					$25,000	25,020	24,962
Pulmatrix Inc.(8)(10)(13)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$7,000	6,877	6,856
ZP Opco, Inc. (p.k.a. Zosano Pharma)(10)(13)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 2.70% or Floor rate of 7.95%	$15,000	14,925	14,781

Subtotal: 1-5 Years Maturity						156,355	155,857

Subtotal: Drug Delivery (21.73%)*						156,355	155,857

Drug Discovery & Development
1-5 Years Maturity
Aveo Pharmaceuticals, Inc.(9)(13)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 6.65% or Floor rate of 11.90%	$10,000	$10,076	$9,944
Cerecor, Inc.(13)	Drug Discovery & Development	Senior Secured	August 2017	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$5,688	5,705	5,740
Cerulean Pharma, Inc.(11)(13)	Drug Discovery & Development	Senior Secured	July 2018	Interest rate PRIME + 1.55% or Floor rate of 7.30%	$21,000	21,132	21,109
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(10)(13)	Drug Discovery & Development	Senior Secured	December 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%	$25,000	25,507	25,550
Epirus Biopharmaceuticals, Inc.(11)(13)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$15,000	14,852	14,924
Genocea Biosciences, Inc.(10)(13)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 3.75% or Floor rate of 7.25%	$17,000	17,008	16,948
Immune Pharmaceuticals(10)(13)	Drug Discovery & Development	Senior Secured	September 2018	Interest rate PRIME + 6.50% or Floor rate of 10.00%	$4,500	4,374	4,374
Insmed, Incorporated(10)(13)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$25,000	25,128	24,991
Mast Therapeutics, Inc.(13)(14)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 5.70% or Floor rate of 8.95%	$15,000	14,808	14,808
Melinta Therapeutics(11)(13)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 3.75% or Floor rate of 8.25%	$30,000	29,843	29,703
Merrimack Pharmaceuticals, Inc.(9)	Drug Discovery & Development	Senior Secured	December 2022	Interest rate FIXED 11.50%	$25,000	25,000	25,000
Neothetics, Inc. (p.k.a. Lithera, Inc.)(13)(14)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$10,000	9,966	9,940
Neuralstem, Inc.(13)(14)	Drug Discovery & Development	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$8,335	8,418	8,397
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(13)(14)	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%	$20,000	19,828	19,828
uniQure B.V.(4)(9)(10)(13)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 5.00% or Floor rate of 10.25%	$20,000	19,956	19,929
XOMA Corporation(9)(13)(14)	Drug Discovery & Development	Senior Secured	September 2018	Interest rate PRIME + 2.15% or Floor rate of 9.40%	$20,000	19,974	19,815

Subtotal: 1-5 Years Maturity						271,575	271,000

Subtotal: Drug Discovery & Development (37.79%)*						271,575	271,000

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Electronics & Computer Hardware
1-5 Years Maturity
Persimmon Technologies(13)	Electronics & Computer Hardware	Senior Secured	June 2019	Interest rate PRIME + 7.50% or Floor rate of 11.00%	$7,000	$6,873	$6,873

Subtotal: 1-5 Years Maturity						6,873	6,873

Subtotal: Electronics & Computer Hardware (0.96%)*						6,873	6,873

Sustainable and Renewable Technology
Under 1 Year Maturity
Agrivida, Inc.(13)(14)	Sustainable and Renewable Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,362	4,587	4,587
American Superconductor Corporation(10)(13)	Sustainable and Renewable Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$3,667	4,106	4,106
Fluidic, Inc.(10)(13)	Sustainable and Renewable Technology	Senior Secured	March 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$784	931	931
Polyera Corporation(13)(14)	Sustainable and Renewable Technology	Senior Secured	April 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$637	890	890
Stion Corporation(5)(13)	Sustainable and Renewable Technology	Senior Secured	March 2016	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$2,200	2,200	1,013
Sungevity, Inc.(11)	Sustainable and Renewable Technology	Senior Secured	April 2016	Interest rate PRIME + 3.70% or Floor rate of 6.95%	$20,000	20,000	20,000

Subtotal: Under 1 Year Maturity						32,714	31,527

1-5 Years Maturity
American Superconductor Corporation(10)(13)	Sustainable and Renewable Technology	Senior Secured	June 2017	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$1,500	1,496	1,484
Amyris, Inc.(9)(11)(13)	Sustainable and Renewable Technology	Senior Secured	February 2017	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$17,543	17,543	17,499
	Sustainable and Renewable Technology	Senior Secured	February 2017	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$3,497	3,497	3,488
	Sustainable and Renewable Technology	Senior Secured	February 2017	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$10,960	11,045	11,045

Total Amyris, Inc.					$32,000	32,085	32,032
Modumetal, Inc.(13)	Sustainable and Renewable Technology	Senior Secured	March 2017	Interest rate PRIME + 8.70% or Floor rate of 11.95%	$1,759	2,062	2,032
	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$7,061	7,101	7,080

Total Modumetal, Inc.					$8,820	9,163	9,112
Polyera Corporation(13)	Sustainable and Renewable Technology	Senior Secured	January 2017	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$1,254	1,455	1,455
Proterra, Inc.(10)(13)	Sustainable and Renewable Technology	Senior Secured	December 2018	Interest rate PRIME + 6.95% or Floor rate of 10.20%	$25,000	24,995	24,550

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Sungevity, Inc.(11)(13)	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 3.70% or Floor rate of 6.95%	$35,000	34,733	34,773
Tendril Networks(13)	Sustainable and Renewable Technology	Senior Secured	June 2019	Interest rate FIXED 7.25%	$15,000	14,735	14,477

Subtotal: 1-5 Years Maturity						118,662	117,883

Subtotal: Sustainable and Renewable Technology (20.83%)*						151,376	149,410

Healthcare Services, Other
1-5 Years Maturity
Chromadex Corporation(13)(14)	Healthcare Services, Other	Senior Secured	April 2018	Interest rate PRIME + 6.10% or Floor rate of 9.35%	$5,000	4,907	4,918
InstaMed Communications, LLC(13)(14)	Healthcare Services, Other	Senior Secured	February 2019	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$10,000	10,048	10,049

Subtotal: 1-5 Years Maturity						14,955	14,967

Subtotal: Healthcare Services, Other (2.09%)*						14,955	14,967

Information Services
Under 1 Year Maturity
Eccentex Corporation(13)(16)	Information Services	Senior Secured	May 2015	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$13	$28	$28
InXpo, Inc.(13)(14)	Information Services	Senior Secured	October 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$1,589	1,624	1,624

Subtotal: Under 1 Year Maturity						1,652	1,652

Subtotal: Information Services (0.23%)*						1,652	1,652

Internet Consumer & Business Services
Under 1 Year Maturity
NetPlenish(7)(8)(14)	Internet Consumer & Business Services	Convertible Debt	September 2016	Interest rate FIXED 10.00%	$381	373	—
	Internet Consumer & Business Services	Senior Secured	April 2016	Interest rate FIXED 10.00%	$45	45	—

Total NetPlenish					$426	418	—

Subtotal: Under 1 Year Maturity						418	—

1-5 Years Maturity
Aria Systems, Inc.(10)(12)	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 5.20% or Floor rate of 8.95%, PIK Interest 1.95%	$18,101	17,850	17,673
	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 3.20% or Floor rate of 6.95%, PIK Interest 1.95%	$2,021	1,995	1,972

Total Aria Systems, Inc.					$20,122	19,845	19,645
One Planet Ops Inc. (p.k.a. Reply! Inc.)(7)(12)	Internet Consumer & Business Services	Senior Secured	March 2019	Interest rate PRIME + 4.25% or Floor rate of 7.50%	$6,321	5,811	5,811
	Internet Consumer & Business Services	Senior Secured	March 2019	PIK Interest 2.00%	$2,129	2,129	55

Total One Planet Ops Inc. (p.k.a. Reply! Inc.)					$8,450	7,940	5,866
ReachLocal(13)	Internet Consumer & Business Services	Senior Secured	April 2018	Interest rate PRIME + 8.50% or Floor rate of 11.75%	$25,000	24,868	24,769

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Tapjoy, Inc.(11)(13)	Internet Consumer & Business Services	Senior Secured	July 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$20,000	19,598	19,514
Tectura Corporation(7)(12)(15)	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	6,468	4,851
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 8.00% or Floor rate of 11.00%, PIK Interest 1.00%	$8,170	8,170	6,128
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	563	422
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$5,000	5,000	3,750

Total Tectura Corporation					$20,201	20,201	15,151

Subtotal: 1-5 Years Maturity						92,452	84,945

Subtotal: Internet Consumer & Business Services (11.85%)*						92,870	84,945

Media/Content/Info
Under 1 Year Maturity
Zoom Media Group, Inc.	Media/Content/Info	Senior Secured	January 2016	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$5,060	5,060	5,060

Subtotal: Under 1 Year Maturity						5,060	5,060

1-5 Years Maturity
Machine Zone, Inc.(12)	Media/Content/Info	Senior Secured	May 2018	Interest rate PRIME + 2.50% or Floor rate of 6.75%, PIK Interest 3.00%	$90,729	88,730	88,101

Subtotal: 1-5 Years Maturity						88,730	88,101

Subtotal: Media/Content/Info (12.99%)*						93,790	93,161

Medical Devices & Equipment
Under 1 Year Maturity
Medrobotics Corporation(13)(14)	Medical Devices & Equipment	Senior Secured	March 2016	Interest rate PRIME + 7.85% or Floor rate of 11.10%	$576	$735	$735
SonaCare Medical, LLC (p.k.a. US HIFU, LLC)(13)	Medical Devices & Equipment	Senior Secured	April 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$292	700	700

Subtotal: Under 1 Year Maturity						1,435	1,435

1-5 Years Maturity
Amedica Corporation(8)(13)(14)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 9.20% or Floor rate of 12.45%	$17,051	17,642	17,350
Aspire Bariatrics, Inc.(13)(14)	Medical Devices & Equipment	Senior Secured	October 2018	Interest rate PRIME + 4.00% or Floor rate of 9.25%	$7,000	6,771	6,739
Avedro, Inc.(13)(14)	Medical Devices & Equipment	Senior Secured	June 2018	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$12,500	12,391	12,201
Flowonix Medical Incorporated(11)(13)	Medical Devices & Equipment	Senior Secured	May 2018	Interest rate PRIME + 6.50% or Floor rate of 10.00%	$15,000	15,071	14,974
Gamma Medica, Inc.(10)(13)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$4,000	4,009	3,989
InspireMD, Inc.(4)(9)(13)	Medical Devices & Equipment	Senior Secured	February 2017	Interest rate PRIME + 5.00% or Floor rate of 10.50%	$5,009	5,380	3,764
Quanterix Corporation(10)(13)	Medical Devices & Equipment	Senior Secured	February 2018	Interest rate PRIME + 2.75% or Floor rate of 8.00%	$9,661	9,718	9,659
SynergEyes, Inc.(13)(14)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$4,263	4,516	4,464

Subtotal: 1-5 Years Maturity						75,498	73,140

Subtotal: Medical Devices & Equipment (10.40%)*						76,933	74,575

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Semiconductors
Under 1 Year Maturity
Achronix Semiconductor Corporation(14)	Semiconductors	Senior Secured	July 2016	Interest rate PRIME + 4.75% or Floor rate of 8.00%	$5,000	5,000	5,000

Subtotal: Under 1 Year Maturity						5,000	5,000

1-5 Years Maturity
Achronix Semiconductor Corporation(13)(14)	Semiconductors	Senior Secured	July 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,000	5,027	4,999
Aquantia Corp.	Semiconductors	Senior Secured	February 2017	Interest rate PRIME + 2.95% or Floor rate of 6.20%	$5,001	5,001	5,001
Avnera Corporation(10)(13)	Semiconductors	Senior Secured	April 2018	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$7,500	7,498	7,568

Subtotal: 1-5 Years Maturity						17,526	17,568

Subtotal: Semiconductors (3.15%)*						22,526	22,568

Software
Under 1 Year Maturity
Clickfox, Inc.(13)(14)(16)	Software	Senior Secured	December 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$3,300	$3,465	$3,465
JumpStart Games, Inc. (p.k.a. Knowledge Adventure, Inc.)(12)(13)(14)	Software	Senior Secured	October 2016	Interest rate FIXED 5.75%, PIK Interest 10.75%	$1,335	1,350	875
Neos, Inc.(13)(14)	Software	Senior Secured	May 2016	Interest rate PRIME + 6.75% or Floor rate of 10.50%	$729	895	895
Touchcommerce, Inc.(14)	Software	Senior Secured	August 2016	Interest rate PRIME + 2.25% or Floor rate of 6.50%	$5,511	5,511	5,511

Subtotal: Under 1 Year Maturity						11,221	10,746

1-5 Years Maturity
Actifio, Inc.(12)	Software	Senior Secured	January 2019	Interest rate PRIME + 4.25% or Floor rate of 8.25%, PIK Interest 2.25%	$30,263	30,019	29,712
Clickfox, Inc.(13)(14)	Software	Senior Secured	March 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,475	5,490	5,490
Druva, Inc.(10)(13)	Software	Senior Secured	March 2018	Interest rate PRIME + 4.60% or Floor rate of 7.85%	$12,000	12,080	12,034
JumpStart Games, Inc. (p.k.a. Knowledge Adventure, Inc.)(12)(13)(14)	Software	Senior Secured	March 2018	Interest rate FIXED 5.75%, PIK Interest 10.75%	$11,082	11,174	7,245
Message Systems, Inc.(14)	Software	Senior Secured	February 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$17,500	17,103	17,013
	Software	Senior Secured	February 2017	Interest rate PRIME + 2.75% or Floor rate of 6.00%	$1,618	1,618	1,616

Total Message Systems, Inc.					$19,118	18,721	18,629
RedSeal Inc.(13)(14)	Software	Senior Secured	June 2017	Interest rate PRIME + 3.25% or Floor rate of 6.50%	$3,000	3,000	2,987
	Software	Senior Secured	June 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,000	5,006	4,979

Total RedSeal Inc.					$8,000	8,006	7,966
Soasta, Inc.(13)(14)	Software	Senior Secured	February 2018	Interest rate PRIME + 2.25% or Floor rate of 5.50%	$3,500	3,432	3,419
	Software	Senior Secured	February 2018	Interest rate PRIME + 4.75% or Floor rate of 8.00%	$15,000	14,699	14,646

Total Soasta, Inc.					$18,500	18,131	18,065

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Touchcommerce, Inc.(13)(14)	Software	Senior Secured	February 2018	Interest rate PRIME + 6.00% or Floor rate of 10.25%	$12,000	11,853	11,721

Subtotal: 1-5 Years Maturity						115,474	110,862

Subtotal: Software (16.96%)*						126,695	121,608

Specialty Pharmaceuticals
Under 1 Year Maturity
Cranford Pharmaceuticals, LLC(10)(12)	Specialty Pharmaceuticals	Senior Secured	August 2016	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$1,100	$1,100	$1,100

Subtotal: Under 1 Year Maturity						1,100	1,100

1-5 Years Maturity
Alimera Sciences, Inc.(10)(13)	Specialty Pharmaceuticals	Senior Secured	May 2018	Interest rate PRIME + 7.65% or Floor rate of 10.90%	$35,000	34,296	34,309
Cranford Pharmaceuticals, LLC(10)(12)(13)(14)	Specialty Pharmaceuticals	Senior Secured	August 2017	Interest rate LIBOR + 9.55% or Floor rate of 10.80%, PIK Interest 1.35%	$10,041	10,164	10,235
Jaguar Animal Health, Inc.(10)(13)	Specialty Pharmaceuticals	Senior Secured	August 2018	Interest rate PRIME + 5.65% or Floor rate of 9.90%	$6,000	6,009	6,009

Subtotal: 1-5 Years Maturity						50,469	50,553

Subtotal: Specialty Pharmaceuticals (7.20%)*						51,569	51,653

Surgical Devices
1-5 Years Maturity
Transmedics, Inc.(13)	Surgical Devices	Senior Secured	March 2019	Interest rate PRIME + 5.30% or Floor rate of 9.55%	$8,500	8,471	8,396

Subtotal: 1-5 Years Maturity						8,471	8,396

Subtotal: Surgical Devices (1.17%)*						8,471	8,396

Total Debt Investments (154.81%)*						1,152,303	1,110,209

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.(14)	Biotechnology Tools	Equity	Preferred Series C	189,394	$500	$532

Subtotal: Biotechnology Tools (0.07%)*					500	532

Communications & Networking
GlowPoint, Inc.(3)	Communications & Networking	Equity	Common Stock	114,192	102	57
Peerless Network, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	4,380

Subtotal: Communications & Networking (0.62%)*					1,102	4,437

Consumer & Business Products
Market Force Information, Inc.	Consumer & Business Products	Equity	Common Stock	480,261	—	217
	Consumer & Business Products	Equity	Preferred Series B- 1	187,970	500	3

Total Market Force Information, Inc.				668,231	500	220

Subtotal: Consumer & Business Products (0.03%)*					500	220

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	304

Subtotal: Diagnostic (0.04%)*					750	304

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)	Drug Delivery	Equity	Common Stock	54,240	108	209
BioQ Pharma Incorporated(14)	Drug Delivery	Equity	Preferred Series D	165,000	500	660
Edge Therapeutics, Inc.(3)	Drug Delivery	Equity	Common Stock	157,190	1,000	1,965
Merrion Pharmaceuticals, Plc(3)(4)(9)	Drug Delivery	Equity	Common Stock	20,000	9	—
Neos Therapeutics, Inc.(3)(14)	Drug Delivery	Equity	Common Stock	125,000	1,500	1,790
Revance Therapeutics, Inc.(3)	Drug Delivery	Equity	Common Stock	22,765	557	778

Subtotal: Drug Delivery (0.75%)*					3,674	5,402

Drug Discovery & Development
Aveo Pharmaceuticals, Inc.(3)(9)(14)	Drug Discovery & Development	Equity	Common Stock	167,864	842	212
Cerecor, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	119,087	1,000	399
Cerulean Pharma, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	135,501	1,000	379
Dicerna Pharmaceuticals, Inc.(3)(14)	Drug Discovery & Development	Equity	Common Stock	142,858	1,000	1,695
Dynavax Technologies(3)(9)	Drug Discovery & Development	Equity	Common Stock	20,000	550	483
Epirus Biopharmaceuticals, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	200,000	1,000	618
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	223,463	2,000	1,178
Inotek Pharmaceuticals Corporation(3)	Drug Discovery & Development	Equity	Common Stock	3,778	1,500	43
Insmed, Incorporated(3)	Drug Discovery & Development	Equity	Common Stock	70,771	1,000	1,284
Melinta Therapeutics	Drug Discovery & Development	Equity	Preferred Series 4	1,914,448	2,000	2,026
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(3)	Drug Discovery & Development	Equity	Common Stock	76,362	2,743	1,450

Subtotal: Drug Discovery & Development (1.36%)*					14,635	9,767

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Electronics & Computer Hardware
Identiv, Inc.(3)	Electronics & Computer Hardware	Equity	Common Stock	6,700	34	13

Subtotal: Electronics & Computer Hardware (0.00%)*					34	13

Sustainable and Renewable Technology
Glori Energy, Inc.(3)	Sustainable and Renewable Technology	Equity	Common Stock	18,208	165	6
Modumetal, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series C	3,107,520	500	455
SCIEnergy, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series 1	385,000	761	—
Sungevity, Inc.(14)	Sustainable and Renewable Technology	Equity	Preferred Series D	68,807,339	6,750	6,912

Subtotal: Sustainable and Renewable Technology (1.03%)*					8,176	7,373

Internet Consumer & Business Services
Blurb, Inc.(14)	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	$175	$244
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Equity	Preferred Series C	230,030	250	264
	Internet Consumer & Business Services	Equity	Preferred Series D	198,677	250	249

Total Lightspeed POS, Inc.				428,707	500	513
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	349
	Internet Consumer & Business Services	Equity	Preferred Series H	87,802	250	248

Total Oportun (p.k.a. Progress Financial)				306,153	500	597
Philotic, Inc.	Internet Consumer & Business Services	Equity	Common Stock	9,023	93	—
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Equity	Preferred Series AA	34,783	15	28
Taptera, Inc.	Internet Consumer & Business Services	Equity	Preferred Series B	454,545	150	99

Subtotal: Internet Consumer & Business Services (0.21%)*					1,433	1,481

Medical Devices & Equipment
AtriCure, Inc.(3)(14)	Medical Devices & Equipment	Equity	Common Stock	7,536	266	155
Flowonix Medical Incorporated	Medical Devices & Equipment	Equity	Preferred Series E	221,893	1,500	1,953
Gelesis, Inc.(14)	Medical Devices & Equipment	Equity	Common Stock	198,202	—	1,005
	Medical Devices & Equipment	Equity	Preferred Series A-1	191,210	425	1,051
	Medical Devices & Equipment	Equity	Preferred Series A-2	191,626	500	1,012

Total Gelesis, Inc.				581,038	925	3,068

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Medrobotics Corporation(14)	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	208
	Medical Devices & Equipment	Equity	Preferred Series F	73,971	155	189
	Medical Devices & Equipment	Equity	Preferred Series G	163,934	500	500

Total Medrobotics Corporation				374,703	905	897
Novasys Medical, Inc.	Medical Devices & Equipment	Equity	Preferred Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(5)(14)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	565
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	169
	Medical Devices & Equipment	Equity	Preferred Series D	55,103,923	5,257	5,927

Total Optiscan Biomedical, Corp.				63,216,799	8,912	6,661
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Equity	Preferred Series 1	1,086,969	500	266
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Equity	Preferred Series B	232,061	527	543

Subtotal: Medical Devices & Equipment (1.89%)*					14,535	13,543

Software
Box, Inc.(3)(14)	Software	Equity	Common Stock	1,287,347	5,653	17,957
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	79
Druva, Inc.	Software	Equity	Preferred Series 2	458,841	1,000	1,031
ForeScout Technologies, Inc.	Software	Equity	Preferred Series D	319,099	398	1,368
	Software	Equity	Preferred Series E	80,587	131	350

Total ForeScout Technologies, Inc.				399,686	529	1,718
HighRoads, Inc.	Software	Equity	Preferred Series B	190,170	307	—
NewVoiceMedia Limited(4)(9)	Software	Equity	Preferred Series E	669,173	963	1,016
WildTangent, Inc.(14)	Software	Equity	Preferred Series 3	100,000	402	190

Subtotal: Software (3.07%)*					8,905	21,991

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	Preferred Series E	241,829	750	—
	Specialty Pharmaceuticals	Equity	Preferred Series E-1	26,955	—	—
	Specialty Pharmaceuticals	Equity	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company				4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					750	—

Surgical Devices
Gynesonics, Inc.(14)	Surgical Devices	Equity	Preferred Series B	219,298	250	32
	Surgical Devices	Equity	Preferred Series C	656,538	282	46
	Surgical Devices	Equity	Preferred Series D	1,991,157	712	637
	Surgical Devices	Equity	Preferred Series E	2,785,402	429	422

Total Gynesonics, Inc.				5,652,395	1,673	1,137
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	154
	Surgical Devices	Equity	Preferred Series C	119,999	300	96
	Surgical Devices	Equity	Preferred Series D	260,000	650	521
	Surgical Devices	Equity	Preferred Series F	100,200	500	471

Total Transmedics, Inc.				569,160	2,550	1,242

Subtotal: Surgical Devices (0.33%)*					4,223	2,379

Total: Equity Investments (9.40%)*					59,217	67,442

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Warrant Investments
Biotechnology Tools
Labcyte, Inc.(14)	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	$323	$187

Subtotal: Biotechnology Tools (0.03%)*					323	187

Communications & Networking
Intelepeer, Inc.(14)	Communications & Networking	Warrant	Common Stock	117,958	102	—
OpenPeak, Inc.	Communications & Networking	Warrant	Common Stock	108,982	149	—
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	62
Peerless Network, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	375
Ping Identity Corporation	Communications & Networking	Warrant	Preferred Series B	1,136,277	52	236
SkyCross, Inc.(14)	Communications & Networking	Warrant	Preferred Series F	9,762,777	394	—
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Preferred Series D	2,834,375	418	53

Subtotal: Communications & Networking (0.10%)*					1,271	726

Consumer & Business Products
Antenna79 (p.k.a. Pong Research Corporation)(14)	Consumer & Business Products	Warrant	Preferred Series A	1,662,441	228	2
Intelligent Beauty, Inc.(14)	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	214
IronPlanet, Inc.	Consumer & Business Products	Warrant	Preferred Series D	1,155,821	1,076	651
Market Force Information, Inc.	Consumer & Business Products	Warrant	Preferred Series A-1	150,212	24	10
Nasty Gal(14)	Consumer & Business Products	Warrant	Preferred Series C	845,194	23	20
The Neat Company(14)	Consumer & Business Products	Warrant	Preferred Series C-1	540,540	365	—

Subtotal: Consumer & Business Products (0.13%)*					1,946	897

Diagnostic
Navidea Biopharmaceuticals, Inc. (p.k.a. Neoprobe)(3)(14)	Diagnostic	Warrant	Common Stock	333,333	244	17

Subtotal: Diagnostic (0.00%)*					244	17

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)(14)	Drug Delivery	Warrant	Common Stock	176,730	786	238
Agile Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	180,274	730	680
BIND Therapeutics, Inc.(3)(14)	Drug Delivery	Warrant	Common Stock	152,586	488	6
BioQ Pharma Incorporated	Drug Delivery	Warrant	Common Stock	459,183	1	423
Celator Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	210,675	138	59
Celsion Corporation(3)	Drug Delivery	Warrant	Common Stock	194,986	428	20
Dance Biopharm, Inc.(14)	Drug Delivery	Warrant	Common Stock	43,813	74	55
Edge Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	78,595	390	417
Kaleo, Inc. (p.k.a. Intelliject, Inc.)	Drug Delivery	Warrant	Preferred Series B	82,500	594	1,217
Neos Therapeutics, Inc.(3)(14)	Drug Delivery	Warrant	Common Stock	70,833	285	275
Pulmatrix Inc.(3)	Drug Delivery	Warrant	Common Stock	25,150	116	12
ZP Opco, Inc. (p.k.a. Zosano Pharma)(3)	Drug Delivery	Warrant	Common Stock	72,379	266	4

Subtotal: Drug Delivery (0.47%)*					4,296	3,406

Drug Discovery & Development
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	89,750	$295	$98

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Anthera Pharmaceuticals, Inc.(3)(14)	Drug Discovery & Development	Warrant	Common Stock	40,178	984	—
Aveo Pharmaceuticals, Inc.(3)(9)	Drug Discovery & Development	Warrant	Common Stock	608,696	194	216
Cerecor, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	22,328	70	10
Cerulean Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	171,901	369	90
Chroma Therapeutics, Ltd.(4)(9)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	—
Cleveland BioLabs, Inc.(3)(14)	Drug Discovery & Development	Warrant	Common Stock	7,813	105	5
Concert Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	70,796	367	368
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(3)	Drug Discovery & Development	Warrant	Common Stock	292,398	165	59
Dicerna Pharmaceuticals, Inc.(3)(14)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Epirus Biopharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	64,194	276	55
Fortress Biotech, Inc. (p.k.a. Coronado Biosciences, Inc.)(3)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	11
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,725	266	92
Immune Pharmaceuticals(3)	Drug Discovery & Development	Warrant	Common Stock	214,853	164	40
Mast Therapeutics, Inc.(3)(14)	Drug Discovery & Development	Warrant	Common Stock	1,524,389	203	215
Melinta Therapeutics	Drug Discovery & Development	Warrant	Preferred Series 3	1,382,323	626	130
Nanotherapeutics, Inc.(14)	Drug Discovery & Development	Warrant	Common Stock	171,389	838	1,762
Neothetics, Inc. (p.k.a. Lithera, Inc.)(3)(14)	Drug Discovery & Development	Warrant	Common Stock	46,838	266	2
Neuralstem, Inc.(3)(14)	Drug Discovery & Development	Warrant	Common Stock	75,187	77	12
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(3)(14)	Drug Discovery & Development	Warrant	Common Stock	21,467	129	36
uniQure B.V.(3)(4)(9)	Drug Discovery & Development	Warrant	Common Stock	37,174	218	183
XOMA Corporation(3)(9)(14)	Drug Discovery & Development	Warrant	Common Stock	181,268	279	115

Subtotal: Drug Discovery & Development (0.49%)*					6,551	3,499

Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	—
Persimmon Technologies	Electronics & Computer Hardware	Warrant	Preferred Series C	43,076	40	42

Subtotal: Electronics & Computer Hardware (0.01%)*					52	42

Sustainable and Renewable Technology
Agrivida, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series D	471,327	120	38
Alphabet Energy, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series A	86,329	82	159

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
American Superconductor Corporation(3)	Sustainable and Renewable Technology	Warrant	Common Stock	58,823	39	82
Brightsource Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 1	116,667	104	6
Calera, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series B	437,500	308	176
Fluidic, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series D	61,804	102	43
Fulcrum Bioenergy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series C-1	280,897	275	152
GreatPoint Energy, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series D-1	393,212	548	—
Polyera Corporation(14)	Sustainable and Renewable Technology	Warrant	Preferred Series C	311,609	338	10
Proterra, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 4	397,931	37	50
SCIEnergy, Inc.	Sustainable and Renewable Technology	Warrant	Common Stock	530,811	181	—
	Sustainable and Renewable Technology	Warrant	Preferred Series 1	145,811	50	—

Total SCIEnergy, Inc.				676,622	231	—
Scifiniti (p.k.a. Integrated Photovoltaics, Inc.)(14)	Sustainable and Renewable Technology	Warrant	Preferred Series A- 1	390,000	82	48
Solexel, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series C	1,171,625	1,162	466
Stion Corporation(5)	Sustainable and Renewable Technology	Warrant	Preferred Series Seed	2,154	1,378	—
Sungevity, Inc.	Sustainable and Renewable Technology	Warrant	Common Stock	20,000,000	543	569
	Sustainable and Renewable Technology	Warrant	Preferred Series C	32,472,222	902	525

Total Sungevity, Inc.				52,472,222	1,445	1,094
TAS Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series AA	428,571	299	—
Tendril Networks	Sustainable and Renewable Technology	Warrant	Preferred Series 3-A	1,019,793	188	242
TPI Composites, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series B	160	273	85
Trilliant, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series A	320,000	162	53

Subtotal: Sustainable and Renewable Technology (0.38%)*					7,686	2,704

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Healthcare Services, Other
Chromadex Corporation(3)(14)	Healthcare Services, Other	Warrant	Common Stock	419,020	157	164

Subtotal: Healthcare Services, Other (0.02%)*					157	164

Information Services
Cha Cha Search, Inc.(14)	Information Services	Warrant	Preferred Series G	48,232	$58	$—
INMOBI Inc.(4)(9)	Information Services	Warrant	Common Stock	46,874	82	3
InXpo, Inc.(14)	Information Services	Warrant	Preferred Series C	648,400	98	2
	Information Services	Warrant	Preferred Series C-1	1,032,416	74	—

Total InXpo, Inc.				1,680,816	172	2
RichRelevance, Inc.(14)	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.00%)*					410	5

Internet Consumer & Business Services
Aria Systems, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series E	239,692	73	88
Blurb, Inc.(14)	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	148
CashStar, Inc.(14)	Internet Consumer & Business Services	Warrant	Preferred Series C-2	727,272	130	34
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	206,184	1,102	1,104
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Warrant	Preferred Series C	245,610	20	82
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	104
Prism Education Group, Inc.(14)	Internet Consumer & Business Services	Warrant	Preferred Series B	200,000	43	—
ReachLocal(3)	Internet Consumer & Business Services	Warrant	Common Stock	300,000	155	290
ShareThis, Inc.(14)	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	547	93
Tapjoy, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	748,670	316	8
Tectura Corporation	Internet Consumer & Business Services	Warrant	Preferred Series B-1	253,378	51	—

Subtotal: Internet Consumer & Business Services (0.27%)*					3,151	1,951

Media/Content/Info
Machine Zone, Inc.	Media/Content/Info	Warrant	Common Stock	143,626	1,802	2,086
Rhapsody International, Inc.(14)	Media/Content/Info	Warrant	Common Stock	715,755	384	218
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	23

Subtotal: Media/Content/Info (0.32%)*					2,534	2,327

Medical Devices & Equipment
Amedica Corporation(3)(14)	Medical Devices & Equipment	Warrant	Common Stock	1,548,387	459	31

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Aspire Bariatrics, Inc.(14)	Medical Devices & Equipment	Warrant	Preferred Series D	395,000	455	236
Avedro, Inc.(14)	Medical Devices & Equipment	Warrant	Preferred Series AA	300,000	401	142
Flowonix Medical Incorporated	Medical Devices & Equipment	Warrant	Preferred Series E	110,947	203	428
Gamma Medica, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	357,500	170	144
Gelesis, Inc.(14)	Medical Devices & Equipment	Warrant	Preferred Series A-1	74,784	78	262
InspireMD, Inc.(3)(4)(9)	Medical Devices & Equipment	Warrant	Common Stock	16,835	242	—
Medrobotics Corporation(14)	Medical Devices & Equipment	Warrant	Preferred Series E	455,539	370	244
NetBio, Inc.	Medical Devices & Equipment	Warrant	Common Stock	2,568	408	19
NinePoint Medical, Inc.(14)	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	119
Novasys Medical, Inc.	Medical Devices & Equipment	Warrant	Common Stock	109,449	2	—
	Medical Devices & Equipment	Warrant	Preferred Series D	526,840	125	—
	Medical Devices & Equipment	Warrant	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.				689,896	133	—
Optiscan Biomedical, Corp.(5)(14)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	1,252	312
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Warrant	Common Stock	954	66	—
	Medical Devices & Equipment	Warrant	Preferred Series 1	1,632,084	676	63

Total Oraya Therapeutics, Inc.				1,633,038	742	63
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Warrant	Preferred Series A	500,000	402	298
Quanterix Corporation	Medical Devices & Equipment	Warrant	Preferred Series C	115,618	156	60
SonaCare Medical, LLC (p.k.a. US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	6,464	188	—
Strata Skin Sciences, Inc. (p.k.a. MELA Sciences, Inc.)(3)	Medical Devices & Equipment	Warrant	Common Stock	69,320	402	—
ViewRay, Inc.(3)(14)	Medical Devices & Equipment	Warrant	Common Stock	128,231	333	84

Subtotal: Medical Devices & Equipment (0.34%)*					6,564	2,442

Semiconductors
Achronix Semiconductor Corporation(14)	Semiconductors	Warrant	Preferred Series C	360,000	$160	$27
	Semiconductors	Warrant	Preferred Series D-1	500,000	6	6

Total Achronix Semiconductor Corporation				860,000	166	33
Aquantia Corp.	Semiconductors	Warrant	Preferred Series G	196,831	4	39
Avnera Corporation	Semiconductors	Warrant	Preferred Series E	141,567	47	65

Subtotal: Semiconductors (0.02%)*					217	137

Software
Actifio, Inc.	Software	Warrant	Common Stock	73,584	249	210
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	188	—
CareCloud Corporation(14)	Software	Warrant	Preferred Series B	413,433	258	625
Clickfox, Inc.(14)	Software	Warrant	Preferred Series B	1,038,563	330	362
	Software	Warrant	Preferred Series C	592,019	730	272
	Software	Warrant	Preferred Series C-A	46,109	13	16

Total Clickfox, Inc.				1,676,691	1,073	650

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Hillcrest Laboratories, Inc.(14)	Software	Warrant	Preferred Series E	1,865,650	55	138
JumpStart Games, Inc. (p.k.a Knowledge Holdings, Inc.)(14)	Software	Warrant	Preferred Series E	614,333	16	—
Message Systems, Inc.(14)	Software	Warrant	Preferred Series B	408,011	334	497
Mobile Posse, Inc.(14)	Software	Warrant	Preferred Series C	396,430	130	59
Neos, Inc.(14)	Software	Warrant	Common Stock	221,150	22	113
NewVoiceMedia Limited(4)(9)	Software	Warrant	Preferred Series E	225,586	33	55
Poplicus, Inc.(14)	Software	Warrant	Preferred Series C	2,595,230	—	110
Soasta, Inc.(14)	Software	Warrant	Preferred Series E	410,800	691	561
Sonian, Inc.(14)	Software	Warrant	Preferred Series C	185,949	106	39
Touchcommerce, Inc.(14)	Software	Warrant	Preferred Series E	2,282,968	446	581

Subtotal: Software (0.51%)*					3,601	3,638

Specialty Pharmaceuticals
Alimera Sciences, Inc.(3)	Specialty Pharmaceuticals	Warrant	Common Stock	660,377	729	435
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	Preferred Series E	155,324	307	—

Subtotal: Specialty Pharmaceuticals (0.06%)*					1,036	435

Surgical Devices
Gynesonics, Inc.(14)	Surgical Devices	Warrant	Preferred Series C	180,480	$75	$12
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	223

Total Gynesonics, Inc.				1,756,445	395	235
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	224	2
	Surgical Devices	Warrant	Preferred Series D	175,000	100	170
	Surgical Devices	Warrant	Preferred Series F	16,476	3	3

Total Transmedics, Inc.				231,912	327	175

Subtotal: Surgical Devices (0.06%)*					722	410

Total: Warrant Investments (3.21%)*					40,761	22,987

Total Investments (167.42%)*					$1,252,281	$1,200,638

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $29.3 million, $81.4 million and $52.1 million respectively. The tax cost of investments is $1.3 billion.
(3)	Except for warrants in 37 publicly traded companies and common stock in 20 publicly traded companies, all investments are restricted at December 31, 2015 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Non-U.S. company or the company’s principal place of business is outside the United States.
(5)	Affiliate investment as defined under the 1940 Act in which Hercules owns at least 5% but generally less than 25% of the company’s voting securities.
(6)	Control investment as defined under the 1940 Act in which Hercules owns at least 25% of the company’s voting securities or has greater than 50% representation on its board. There were no control investments at December 31, 2015.
(7)	Debt is on non-accrual status at December 31, 2015, and is therefore considered non-income producing. Note that at December 31, 2015, only the PIK interest is on non-accrual for the Company’s debt investment in SkyCross, Inc. and only the $2.1 million PIK loan is on non-accrual for the Company’s debt investment in One Planet Ops Inc. (p.k.a. Reply! Inc.).
(8)	Denotes that all or a portion of the debt investment is convertible senior debt.
(9)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(10)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitizations.
(11)	Denotes that all or a portion of the debt investment is pledged as collateral under the Wells Facility.
(12)	Denotes that all or a portion of the debt investment principal includes accumulated PIK interest and is net of repayments.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

(13)	Denotes that all or a portion of the debt investment includes an exit fee receivable. This fee ranges from 0.8% to 17.1% of the total debt commitment based on the contractual terms of our loan servicing agreements.
(14)	Denotes that all or a portion of the investment in this portfolio company is held by HT II or HT III, the Company’s wholly-owned SBIC subsidiaries.
(15)	The stated ‘maturity date’ for the Tectura assets reflects the last extension of the forbearance period on these loans. The borrower loans remain outstanding and management is continuing to work with the borrower to satisfy the obligations. The Company’s investment team and Investment Committee continue to closely monitor developments at the borrower company.
(16)	Repayment of debt investment is delinquent of the contractual maturity date.

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

1. Description of Business and Basis of Presentation

Hercules Capital, Inc. (the “Company”) is a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences, and sustainable and renewable technology industries. The Company sources its investments through its principal office located in Palo Alto, CA, as well as through its additional offices in Boston, MA, New York, NY, Washington, DC, Santa Monica, CA, Hartford, CT, and San Diego, CA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, as amended (the “Code”). Effective January 1, 2006, the Company elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Code (see Note 5). As an investment company, the Company follows accounting and reporting guidance as set forth in Topic 946 (“Financial Services – Investment Companies”) of the Accounting Standards Codification, as amended (“ASC”).

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, L.P. (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”) under the authority of the Small Business Administration (“SBA”) on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. HT IV was formed in anticipation of receiving an additional SBIC license; however, the Company has not yet applied for such license, and HT IV currently has no material assets or liabilities. The Company also formed Hercules Technology SBIC Management, LLC, or (“HTM”), a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4 to the Company’s consolidated financial statements).

HT II and HT III hold approximately $100.4 million and $252.7 million in assets, respectively, and they accounted for approximately 5.5% and 14.0% of the Company’s total assets, respectively, prior to consolidation at September 30, 2016.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). By investing through these wholly owned subsidiaries, the Company is able to benefit from the tax treatment of these entities and create a tax structure that is more advantageous with respect to the Company’s RIC status. These taxable subsidiaries are consolidated for U.S. GAAP financial reporting purposes, and the portfolio investments held by these taxable subsidiaries are included in the Company’s consolidated financial statements and recorded at fair value. These taxable subsidiaries are not consolidated with Hercules for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities as a result of their ownership of certain portfolio investments.

The consolidated financial statements include the accounts of the Company, its subsidiaries and its consolidated securitization VIE. All significant inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 10 of Regulation S-X, the Company does not consolidate portfolio company investments. It is not appropriate for an investment company to consolidate a portfolio company that is not an investment company. Rather, an investment company’s interest in portfolio companies that are not investment companies should be measured at fair value in accordance with ASC Topic 946.

The accompanying consolidated interim financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information, and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments consisting solely of normal recurring accruals considered necessary for the fair presentation of consolidated financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the full fiscal year. Therefore, the interim unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the period ended December 31, 2015. The year-end Consolidated Statement of Assets and Liabilities data was derived from audited financial statements, but does not include all disclosures required by U.S. GAAP.

Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its subsidiaries and all VIEs of which the Company is the primary beneficiary. All intercompany accounts and transactions have been eliminated in consolidation.

A VIE is an entity that either (i) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (ii) has equity investors who lack the characteristics of a controlling financial interest. The primary beneficiary of a VIE is the party with both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and the obligation to absorb the losses or the right to receive benefits that could be significant to the VIE.

To assess whether the Company has the power to direct the activities of a VIE that most significantly impact its economic performance, the Company considers all the facts and circumstances including its role in establishing the VIE and its ongoing rights and responsibilities. This assessment includes identifying the activities that most significantly impact the VIE’s economic performance and identifying which party, if any, has power over those activities. In general, the party that makes the most significant decisions affecting the VIE is determined to have the power to direct the activities of a VIE. To assess whether the Company has the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE, the Company considers all of its economic interests, including debt and equity interests, servicing rights and fee arrangements, and any other variable interests in the VIE. If the Company determines that it is the party with the power to make the most significant decisions affecting the VIE, and the Company has a potentially significant interest in the VIE, then it consolidates the VIE.

The Company performs periodic reassessments, usually quarterly, of whether it is the primary beneficiary of a VIE. The reassessment process considers whether the Company has acquired or divested the power to direct the activities of the VIE through changes in governing documents or other circumstances. The Company also reconsiders whether entities previously determined not to be VIEs have become VIEs, based on certain events, and therefore are subject to the VIE consolidation framework.

As of the date of this report, the only VIE consolidated by the Company is its securitization VIE formed in conjunction with the issuance of the 2021 Asset-Backed Notes (as defined herein). See “Note 4 – Borrowings”.

Reclassification

Certain balances from prior years have been reclassified in order to conform to the current year presentation.

Change in Accounting Principle

As of January 1, 2016, the Company adopted FASB Accounting Standards Update (“ASU”) 2015-03 “Simplifying the Presentation of Debt Issuance Costs” and ASU 2015-15 “Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements,” which collectively require debt issuance costs to be presented on the balance sheet as a direct deduction from the associated debt liability, except for debt issuance costs associated with line-of-credit arrangements. Adoption of these standards results in the reclassification of debt issuance costs from Other Assets and the presentation of the Company’s SBA Debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes, and Convertible Senior Notes net of the associated debt issuance costs for each instrument in the liabilities section on the Consolidated Statement of Assets and Liabilities. In addition, the comparative Consolidated Statement of Assets and Liabilities as of December 31, 2015 has been adjusted to apply the change in accounting principle retrospectively. Specifically, the presentation of the Company’s Other Assets, SBA Debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes, and Convertible Senior Notes line items were adjusted by the amount of unamortized debt issuance costs for each instrument. There is no impact to the Company’s Consolidated Statement of Operations. In addition, there is no change to the presentation of the Wells Facility or Union Bank Facility as debt issuance costs are presented separately as an asset on the Consolidated Statement of Assets and Liabilities.

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing and are recognized as prepaid expenses and amortized over the life of the related debt instrument using the effective yield method or the straight line method, which closely approximates the effective yield method. In accordance with ASU 2015-03 and ASU 2015-15 debt issuance costs are presented as a reduction to the associated liability balance on the Consolidated Statement of Assets and Liabilities, except for debt issuance costs associated with line-of-credit arrangements. Debt issuance costs, net of accumulated amortization, were as follows as of September 30, 2016 and December 31, 2015.

(in thousands)	September 30, 2016	December 31, 2015
SBA Debentures	$2,867	$3,371
2019 Notes	1,705	2,185
2024 Notes	7,282	2,872
2021 Asset-Backed Notes	1,473	2,305
Convertible Senior Notes	—	44
Wells Facility (1)	608	669
Union Bank Facility (1)	880	229

Total	$14,815	$11,675

(1)	As the Wells Facility and Union Bank Facility are line-of-credit arrangements, the debt issuance costs associated with these instruments are presented separately as an asset on the Consolidated Statement of Assets and Liabilities in accordance with ASU 2015-15. As the Union Bank Facility was replaced on May 5, 2016, amounts included above prior to May 5, 2016 relate to the Prior Union Bank Facility (as defined herein, see Note 4).

Valuation of Investments

The most significant estimate inherent in the preparation of the Company’s consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At September 30, 2016, approximately 93.0% of the Company’s total assets represented investments in portfolio companies whose fair value is determined in good faith by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s investments are carried at fair value in accordance with the 1940 Act and ASC Topic 946 and measured in accordance with ASC Topic 820 (“Fair Value Measurements”). The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy by the Company’s Board of Directors in accordance with the provisions of ASC Topic 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The Company may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain portfolio investments. The Company engages independent valuation firms on a discretionary basis. Specifically, on a quarterly basis, the Company will identify portfolio investments with respect to which an independent valuation firm will assist in valuing. The Company selects these portfolio investments based on a number of factors, including, but not limited to, the potential for material fluctuations in valuation results, credit quality and the time lapse since the last valuation of the portfolio investment by an independent valuation firm.

The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately, and solely, responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the Audit Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio as provided by the investment committee, which incorporates the results of the independent valuation firm as appropriate; and

(4) the Board of Directors, upon the recommendation of the Audit Committee, discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC Topic 820 establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC Topic 820 also requires disclosure for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC Topic 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC Topic 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC Topic 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are publically held debt investments and warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of September 30, 2016 and as of December 31, 2015. The Company transfers investments in and out of Level 1, 2 and 3 as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the nine months ended September 30, 2016, there were no transfers between Levels 1 or 2.

(in thousands) Description	Balance September 30, 2016	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$1,224,121	$—	$5,981	$1,218,140
Preferred Stock	41,828	—	—	41,828
Common Stock	26,923	21,225	—	5,698
Warrants	27,738	—	3,572	24,166
Escrow Receivable	1,180	—	—	1,180

Total	$1,321,790	$21,225	$9,553	$1,291,012

(in thousands) Description	Balance December 31, 2015	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$1,110,209	$—	$7,813	$1,102,396
Preferred Stock	35,245	—	—	35,245
Common Stock	32,197	30,670	—	1,527
Warrants	22,987	—	4,422	18,565
Escrow Receivable	2,967	—	—	2,967

Total	$1,203,605	$30,670	$12,235	$1,160,700

The table below presents a reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the nine months ended September 30, 2016 and the year ended December 31, 2015.

(in thousands)	Balance January 1, 2016	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balance September 30, 2016
Senior Debt	$1,102,396	$(6,868)	$(9,948)	$475,551	$—	$(338,430)	$—	$(4,561)	$1,218,140
Preferred Stock	35,245	(334)	1,599	6,820	(1,367)	—	626	(761)	41,828
Common Stock	1,527	—	(590)	—	—	—	4,761	—	5,698
Warrants	18,565	(283)	4,270	3,084	(906)	—	—	(564)	24,166
Escrow Receivable	2,967	—	—	1,729	(3,516)	—	—	—	1,180

Total	$1,160,700	$(7,485)	$(4,669)	$487,184	$(5,789)	$(338,430)	$5,387	$(5,886)	$1,291,012

(in thousands)	Balance January 1, 2015	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(4)	Gross Transfers out of Level 3(4)	Balance December 31, 2015
Senior Debt	$923,906	$(2,295)	$(12,930)	$699,555	$—	$(505,274)	$—	$(566)	$1,102,396
Preferred Stock	57,548	2,598	(1,539)	15,076	(4,542)	—	685	(34,581)	35,245
Common Stock	1,387	(298)	743	—	(305)	—	—	—	1,527
Warrants	21,923	(3,849)	(4,749)	5,311	1,220	—	—	(1,291)	18,565
Escrow Receivable	3,598	71	—	511	(1,032)	(181)	—	—	2,967

Total	$1,008,362	$(3,773)	$(18,475)	$720,453	$(4,659)	$(505,455)	$685	$(36,438)	$1,160,700

(1)	Included in net realized gains or losses in the accompanying Consolidated Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) in the accompanying Consolidated Statement of Operations.
(3)	Transfers out of Level 3 during the nine months ended September 30, 2016 relate to the exercise of warrants in TPI Composites, Inc. and Touchcommerce, Inc. to common stock in an initial public offering, or IPO, and acquisition, respectively; the exercise of warrants in Ping Identity Corporation to preferred stock; the conversion of debt to equity in Optiscan Biomedical Corp and Achilles Technology Management Co II, Inc. and the conversion of the Company’s preferred shares to common shares in SCIEnergy, Inc. Transfers into Level 3 during the nine months ended September 30, 2016 relate to the acquisition of preferred stock as a result of the exercise of warrants in Ping Identity Corporation, the conversion of debt to equity in Optiscan Biomedical Corp and Achilles Technology Management Co II, Inc. and the conversion of the Company’s preferred shares to common shares in SCIEnergy, Inc.
(4)	Transfers out of Level 3 during the year ended December 31, 2015 relate to the IPOs of Box, Inc., ZP Opco, Inc. (p.k.a. Zosano Pharma, Inc.), Neos Therapeutics, Edge Therapeutics Inc., ViewRay, Inc., and Cerecor, Inc. in addition to the exercise of warrants in both Forescout, Inc. and Atrenta, Inc. to preferred stock. Transfers into Level 3 during the year ended December 31, 2015 relate to the acquisition of preferred stock as a result of the exercise of warrants in both Forescout, Inc. and Atrenta, Inc. and the conversion of debt to equity in Home Dialysis Plus and Gynesonics.
(5)	Amounts listed above are inclusive of loan origination fees received at the inception of the loan which are deferred and amortized into fee income as well as the accretion of existing loan discounts and fees during the period. Escrow receivable purchases may include additions due to proceeds held in escrow from the liquidation of level 3 investments.
(6)	Amounts listed above include the acceleration and payment of loan discounts and loan fees due to early payoffs or restructures.

For the nine months ended September 30, 2016, approximately $315,000 in net unrealized appreciation and $590,000 in net unrealized depreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $22.8 million in net unrealized depreciation and $3.5 million in net unrealized appreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

For the year ended December 31, 2015, approximately $179,000 in net unrealized depreciation and $745,000 in net unrealized appreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $13.7 million and $5.9 million in net unrealized depreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

The following tables provide quantitative information about the Company’s Level 3 fair value measurements as of September 30, 2016 and December 31, 2015. In addition to the techniques and inputs noted in the tables below, according to the Company’s valuation policy the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

The significant unobservable input used in the fair value measurement of the Company’s escrow receivables is the amount recoverable at the contractual maturity date of the escrow receivable.

Investment Type - Level Three Debt Investments	Fair Value at September 30, 2016 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input (a)	Range	Weighted Average(b)
Pharmaceuticals	$96,647	Originated Within 6 Months	Origination Yield	12.24% - 15.39%	13.70%
	420,472	Market Comparable Companies	Hypothetical Market Yield	8.96% - 20.56%	12.61%
			Premium/(Discount)	0.00% - 0.75%

	2,224	Liquidation (c)	Probability weighting of alternative outcomes	25.00% - 100.00%
Technology	87,063	Originated Within 6 Months	Origination Yield	9.75% - 21.90%	14.66%
	247,989	Market Comparable Companies	Hypothetical Market Yield	10.49% - 16.60%	12.35%
			Premium/(Discount)	(0.50%) - 0.25%

	36,349	Liquidation (c)	Probability weighting of alternative outcomes	15.00% - 100.00%
Sustainable and Renewable	24,916	Originated Within 6 Months	Origination Yield	15.60%	15.60%
Technology	152,520	Market Comparable Companies	Hypothetical Market Yield	6.81% - 22.75%	14.44%
			Premium/(Discount)	(0.25%) - 0.25%

Medical Devices	17,082	Originated Within 6 Months	Origination Yield	14.64% - 18.13%	15.58%
	74,506	Market Comparable Companies	Hypothetical Market Yield	10.35% - 16.44%	13.75%
			Premium/(Discount)	(0.25%) - 0.50%
	2,255	Liquidation (c)	Probability weighting of alternative outcomes	100.00%

Lower Middle Market	5,436	Market Comparable Companies	Hypothetical Market Yield	13.33% - 14.58%	14.02%
			Premium/(Discount)	0.25% - 0.50%
	24,542	Liquidation (c)	Probability weighting of alternative outcomes	2.50% - 100.00%

		Debt Investments Where Fair Value Approximates Cost
	—	Imminent Payoffs (d)
	26,139	Debt Investments Maturing in Less than One Year

	$1,218,140	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries noted above as follows:

•

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery and Biotechnology Tools industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Consumer and Business Products, Information Services, and Communications and Networking industries in the Consolidated Schedule of Investments.

•	Sustainable and Renewable Technology, above, aligns with the Sustainable and Renewable Technology Industry in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Surgical Devices and Medical Devices and Equipment industries in the Consolidated Schedule of Investments.

•

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

(b)	The weighted averages are calculated based on the fair market value of each investment.
(c)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.
(d)	Imminent payoffs represent debt investments that the Company expects to be fully repaid within the next three months, prior to their scheduled maturity date.

Investment Type -Level Three Debt Investments	Fair Value at December 31, 2015 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input (a)	Range	Weighted Average (b)
Pharmaceuticals	$72,981 406,590	Originated Within 6 Months Market Comparable Companies	Origination Yield Hypothetical Market Yield Premium/(Discount)	10.35% - 16.16% 9.55% - 16.75% (0.75%) - 0.00%	12.29% 12.67%

Technology	6,873 283,045 36,815	Originated Within 6 Months Market Comparable Companies Liquidation (c)	Origination Yield Hypothetical Market Yield Premium/(Discount) Probability weighting of alternative outcomes	15.19% 6.57% - 23.26% (0.25%) - 0.50% 10.00% - 100.00%	15.19% 13.22%

Sustainable and Renewable Technology	11,045 105,382 1,013	Originated Within 6 Months Market Comparable Companies Liquidation (c)	Origination Yield Hypothetical Market Yield Premium/(Discount) Probability weighting of alternative outcomes	19.74% 10.62% - 27.31% 0.00% 100.00%	19.74% 15.91%

Medical Devices	80,530 3,764	Market Comparable Companies Liquidation (c)	Hypothetical Market Yield Premium/(Discount) Probability weighting of alternative outcomes	11.65% - 19.90% 0.00% - 0.50% 50.00%	15.26%

Lower Middle Market	17,811 15,151	Originated Within 6 Months Liquidation(c)	Origination Yield Probability weighting of alternative outcomes	12.70% - 14.50% 25.00% - 75.00%	13.00%

Debt Investments Where Fair Value Approximates Cost
	12,434	Imminent Payoffs (d)
	48,962	Debt Investments Maturing in Less than One Year

	$1,102,396	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries noted above as follows:

•	Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development and Drug Delivery industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Consumer and Business Products, Information Services, and Communications and Networking industries in the Consolidated Schedule of Investments.

•	Sustainable and Renewable Technology, above, aligns with the Sustainable and Renewable Technology Industry in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Surgical Devices and Medical Devices and Equipment industries in the Consolidated Schedule of Investments.

•

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

(b)	The weighted averages are calculated based on the fair market value of each investment.
(c)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.
(d)	Imminent payoffs represent debt investments that the Company expects to be fully repaid within the next three months, prior to their scheduled maturity date.

Investment Type-Level Three Equity and Warrant Investments	Fair Value at September 30, 2016 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input (a)	Range	Weighted Average(e)
Equity Investments	$6,114	Market Comparable Companies	EBITDA Multiple (b)	5.2x - 21.3x	7.9x
			Revenue Multiple (b)	0.8x - 4.3x	1.9x
			Discount for Lack of Marketability (c)	13.67% - 26.30%	15.03%
			Average Industry Volatility (d)	49.01% - 119.05%	58.35%
			Risk-Free Interest Rate	0.55% - 0.66%	0.56%
			Estimated Time to Exit (in months)	10 - 17	11

	31,981	Market Adjusted OPM Backsolve	Average Industry Volatility (d)	29.83%- 98.58%	67.74%
			Risk-Free Interest Rate	0.20% - 1.30%	0.69%
			Estimated Time to Exit (in months)	1 - 41	14

	9,431	Other(f)
Warrant Investments	6,565	Market Comparable Companies	EBITDA Multiple (b)	2.0x - 63.1x	12.5x
			Revenue Multiple (b)	0.3x - 6.4x	2.7x
			Discount for Lack of Marketability (c)	13.67% - 28.57%	20.21%
			Average Industry Volatility (d)	37.90% - 104.61%	64.62%
			Risk-Free Interest Rate	0.55% - 0.99%	0.71%
			Estimated Time to Exit (in months)	10 - 48	22

	17,601	Market Adjusted OPM Backsolve	Average Industry Volatility (d)	29.83% - 119.05%	59.99%
			Risk-Free Interest Rate	0.20% - 1.43%	0.68%
			Estimated Time to Exit (in months)	1 - 43	16

Total Level Three Warrant and Equity Investments	$71,692

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model (“OPM”) include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation may result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.
(e)	Weighted averages are calculated based on the fair market value of each investment.
(f)	The fair market value of these investments is derived based on recent private market transaction prices.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2015 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input (a)	Range	Weighted Average(e)
Equity Investments	$5,898	Market Comparable Companies	EBITDA Multiple (b)	3.3x - 19.5x	7.6x
			Revenue Multiple (b)	0.7x - 3.7x	2.1x
			Discount for Lack of Marketability (c)	14.31% - 25.11%	18.05%
			Average Industry Volatility (d)	37.72% - 109.64%	60.27%
			Risk-Free Interest Rate	0.61% - 1.09%	0.74%
			Estimated Time to Exit (in months)	10 - 26	15

	30,874	Market Adjusted OPM Backsolve	Average Industry Volatility (d)	28.52% - 86.41%	65.40%
			Risk-Free Interest Rate	0.36% - 1.51%	0.80%
			Estimated Time to Exit (in months)	10 - 47	17

Warrant Investments	7,904	Market Comparable Companies	EBITDA Multiple (b)	5.1x - 57.9x	16.0x
			Revenue Multiple (b)	0.4x - 9.6x	3.0x
			Discount for Lack of Marketability (c)	10.09% - 31.37%	23.11%
			Average Industry Volatility (d)	39.51% - 73.36%	41.19%
			Risk-Free Interest Rate	0.32% - 1.51%	0.87%
			Estimated Time to Exit (in months)	4 - 47	23

	10,661	Market Adjusted OPM Backsolve	Average Industry Volatility (d)	28.52% - 109.64%	64.31%
			Risk-Free Interest Rate	0.36% - 1.45%	0.85%
			Estimated Time to Exit (in months)	10 - 44	20

Total Level Three Warrant and Equity Investments	$55,337

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes OPM include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation may result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.
(e)	Weighted averages are calculated based on the fair market value of each investment.

Debt Investments

The Company follows the guidance set forth in ASC Topic 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy, which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged. In addition, the Company may, from time to time, invest in public debt of companies that meet the Company’s investment objectives. These investments are considered Level 2 assets.

In making a good faith determination of the value of the Company’s investments, the Company generally starts with the cost basis of the investment, which includes the value attributed to the original issue discount (“OID”), if any, and payment-in-kind (“PIK”) interest or other receivables which have been accrued as earned. The Company then applies the valuation methods as set forth below.

The Company applies a procedure for debt investments that assumes the sale of each investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. The Company determines the yield at inception for each debt investment. The Company then uses senior secured, leveraged loan yields provided by third party providers to determine the change in market yields between inception of the debt security and the measurement date. Industry specific indices and other relevant market data are used to benchmark/assess market based movements.

Under this process, the Company also evaluates the collateral for recoverability of the debt investments. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a credit adjusted hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated debt investments using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a debt investment is doubtful or, if under the in-exchange premise, when the value of a debt security is less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security is greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investments from recordation of the warrant or other equity instruments is accreted into interest income over the life of the debt investment.

Debt investments that are traded on a public exchange are valued at the prevailing market price at period end.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Company has a limited amount of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes OPM. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Escrow Receivables

Escrow receivables are collected in accordance with the terms and conditions of the escrow agreement. Escrow balances are typically distributed over a period greater than one year and may accrue interest during the escrow period. Escrow balances are measured for collectability on at least a quarterly basis and fair value is determined based on the amount of the estimated recoverable balances and the contractual maturity date. As of September 30, 2016 there were no material past due escrow receivables.

Portfolio Composition

As required by the 1940 Act, the Company classifies its investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “control.” Under the 1940 Act, the Company is generally deemed to “control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of the Company, as defined in the 1940 Act, which are not control investments. The Company is deemed to be an “affiliate” of a company in which it has invested if it owns 5% or more, but generally less than 25%, of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes the Company’s realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments for the three and nine months ended September 30, 2016 and 2015. The Company did not hold any control investments at September 30, 2015.

(in thousands)			For the Three Months Ended September 30, 2016				For the Nine Months Ended September 30, 2016
Portfolio Company	Type	Fair Value at September 30, 2016	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/(Loss)	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/(Loss)
Control Investments
SkyCross, Inc.	Control	$—	$—	$—	$—	$—	$—	$(3,421)	$—	$—
Achilles Technology Management Co II, Inc.	Control	4,991	16	—	—	—	16	—	—	—

Total Control Investments		$4,991	$16	$—	$—	$—	$16	$(3,421)	$—	$—

Affiliate Investments
Optiscan BioMedical, Corp.	Affiliate	$5,102	$—	$553	$—	$—	$12	$(2,833)	$—	$—
Stion Corporation	Affiliate	821	30	—	—	—	133	539	648	—

Total Affiliate Investments		$5,923	$30	$553	$—	$—	$145	$(2,294)	$648	$—

Total Control & Affiliate Investments		$10,914	$46	$553	$—	$—	$161	$(5,715)	$648	$—

(in thousands)			For the Three Months Ended September 30, 2015				For the Nine Months Ended September 30, 2015
Portfolio Company	Type	Fair Value at September 30, 2015	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/(Loss)	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$1,398	$—	$(837)	$—	$—	$—	$1,071	$—	$—
Optiscan BioMedical, Corp.	Affiliate	6,186	—	(432)	—	—	—	113	—	—
Stion Corporation	Affiliate	1,600	83	420	—	—	279	359	—	—

Total Affiliate Investments		$9,184	$83	$(849)	$—	$—	$279	$1,543	$—	$—

In June 2016, the Company’s investments in SkyCross, Inc. became classified as a control investment as a result of obtaining more than 50% representation on the portfolio company’s board. In June 2016 the Company also acquired

100% ownership of the equity of Achilles Technology Management Co II, Inc. and classified it as a control investment in accordance with the requirements of the 1940 Act. In June 2016, Achilles Technology Management Co II, Inc. acquired the assets of a global antenna company that produces radio frequency system solutions as part of an article 9 consensual foreclosure and public auction for total consideration in the amount of $4.0 million. In September 2016, the Company made a $1.0 million debt investment in Achilles Technology Management II to provide working capital under the terms of a loan servicing agreement. The Company’s investments in Achilles Technology Management Co II, Inc. are carried on the consolidated statement of assets and liabilities at fair value.

As of December 31, 2015, changes to the capitalization structure of the portfolio company Gelesis, Inc. reduced the Company’s investment below the threshold for classification as an affiliate investment.

The following table shows the fair value of the Company’s portfolio of investments by asset class as of September 30, 2016 and December 31, 2015:

	September 30, 2016		December 31, 2015
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Debt with Warrants	$983,241	74.5%	$961,464	80.1%
Senior Secured Debt	268,618	20.3%	171,732	14.3%
Preferred Stock	41,828	3.2%	35,245	2.9%
Common Stock	26,923	2.0%	32,197	2.7%

Total	$1,320,610	100.0%	$1,200,638	100.0%

A summary of the Company’s investment portfolio, at value, by geographic location as of September 30, 2016 and December 31, 2015 is shown as follows:

	September 30, 2016		December 31, 2015
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$1,259,162	95.4%	$1,167,281	97.2%
Netherlands	20,040	1.5%	20,112	1.7%
England	19,640	1.5%	8,884	0.8%
Switzerland	12,305	0.9%	—	0.0%
Canada	5,662	0.4%	595	0.0%
Israel	3,801	0.3%	3,764	0.3%
India	—	0.0%	2	0.0%

Total	$1,320,610	100.0%	$1,200,638	100.0%

The following table shows the fair value of the Company’s portfolio by industry sector at September 30, 2016 and December 31, 2015:

	September 30, 2016		December 31, 2015
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$356,190	27.0%	$284,266	23.7%
Sustainable and Renewable Technology	195,861	14.8%	159,487	13.3%
Software	188,986	14.3%	147,237	12.3%
Drug Delivery	116,450	8.8%	164,665	13.7%
Medical Devices & Equipment	114,588	8.7%	90,560	7.5%
Media/Content/Info	109,603	8.3%	95,488	7.9%
Internet Consumer & Business Services	92,915	7.0%	88,377	7.4%
Specialty Pharmaceuticals	39,466	3.0%	52,088	4.3%
Healthcare Services, Other	30,198	2.3%	15,131	1.3%
Communications & Networking	18,985	1.5%	33,213	2.8%
Consumer & Business Products	18,755	1.4%	26,611	2.2%
Surgical Devices	12,816	1.0%	11,185	0.9%
Semiconductors	10,925	0.8%	22,705	1.9%
Biotechnology Tools	7,228	0.5%	719	0.1%
Electronics & Computer Hardware	7,061	0.5%	6,928	0.6%
Diagnostic	581	0.1%	321	0.0%
Information Services	2	0.0%	1,657	0.1%

Total	$1,320,610	100.0%	$1,200,638	100.0%

No single portfolio investment represents more than 10% of the fair value of the investments as of September 30, 2016 and December 31, 2015.

Portfolio Activity

During the three and nine months ended September 30, 2016, the Company funded and or restructured investments in debt securities totaling approximately $130.7 million and $454.4 million, respectively. During the nine months ended September 30, 2016, the Company funded equity investments totaling approximately $7.1 million. During the nine months ended September 30, 2016, the Company converted approximately $4.6 million of debt to equity in two portfolio companies. During the three and nine months ended September 30, 2016 the Company converted $512,000 of warrants to equity in two portfolio companies.

During the three and nine months ended September 30, 2015, the Company funded and or restructured investments in debt securities totaling approximately $157.0 million and $524.2 million, respectively. During the three and nine months ended September 30, 2015, the Company funded equity investments totaling approximately $1.7 million and $7.8 million, respectively. During the nine months ended September 30, 2015, the Company converted $566,000 of debt to equity in two portfolio companies. During the nine months ended September 30, 2015 the Company converted $330,000 of warrants to equity in three portfolio companies.

During the three and nine months ended September 30, 2016, the Company recognized net realized gains of $7.9 million and $3.4 million, respectively. During the three months ended September 30, 2016, the Company recorded gross realized gains of $9.4 million primarily from the sale or acquisition of the Company’s holdings in three portfolio companies, including Box, Inc. ($7.8 million), Touchcommerce, Inc. ($698,000), and ReachLocal ($610,000). These gains were offset by gross realized losses of $1.5 million primarily from the write off of the Company’s warrant and equity investments in one portfolio company and the Company’s debt investment in one portfolio company.

During the nine months ended September 30, 2016, the Company recorded gross realized gains of $13.6 million primarily from the sale or acquisition of investments in five portfolio companies, including Box, Inc. ($8.9 million), Celator Pharmaceuticals, Inc. ($1.5 million), Ping Identity Corporation ($1.3 million), Touchcommerce, Inc. ($698,000) and ReachLocal ($610,000). These gains were offset by gross realized losses of

$10.2 million primarily from the liquidation or write off of the Company’s warrant and equity investments in six portfolio companies and the Company’s debt investments in four portfolio companies, including the settlement of our outstanding debt investment in The Neat Company ($6.2 million).

During the three and nine months ended September 30, 2015, the Company recognized net realized gains of $6.4 million and $8.4 million, respectively. During the three months ended September 30, 2015, the Company recorded gross realized gains of $6.8 million primarily from the sale of investments in three portfolio companies, including Box, Inc. ($2.7 million), Atrenta, Inc. ($2.6 million), and Egalet Corporation ($652,000), and approximately $871,000 from subsequent recoveries received on two previously written-off debt investments. These gains were offset by gross realized losses of $424,000 from the liquidation of the Company’s investments in one portfolio company.

During the nine months ended September 30, 2015, the Company recorded gross realized gains of $11.6 million primarily from the sale of investments in seven portfolio companies, including Box, Inc. ($2.7 million), Atrenta, Inc. ($2.6 million), Cempra, Inc. ($2.0 million), Celladon Corporation ($1.4 million), Egalet Corporation ($652,000), Everyday Health, Inc. ($387,000) and Identiv, Inc. ($304,000), and $1.4 million from subsequent recoveries received on two previously written-off debt investments. These gains were partially offset by gross realized losses of $3.2 million from the liquidation of the Company’s investments in nine portfolio companies.

Investment Collateral

In the majority of cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At September 30, 2016, approximately 91.2% of the Company’s debt investments were in a senior secured first lien position, with 42.3% secured by a first priority security in all of the assets of the portfolio company, including its intellectual property; 45.6% secured by a first priority security in all of the assets of the portfolio company and the portfolio company was prohibited from pledging or encumbering its intellectual property, or subject to a negative pledge; and 3.3% secured by a first priority security in all of the assets of the portfolio company, including its intellectual property, with a second lien on the portfolio company’s cash and accounts receivable. The remaining 8.8% of the Company’s debt investments were secured by a second priority security interest in all of the portfolio company’s assets, other than intellectual property. At September 30, 2016 the Company had no equipment only liens on material investments in the Company’s portfolio companies.

Income Recognition

The Company records interest income on an accrual basis and recognizes it as earned in accordance with the contractual terms of the loan agreement, to the extent that such amounts are expected to be collected. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect that principal, interest and other obligations due will be collected in full, the Company will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal and interest due has been paid or the Company believes the portfolio company has demonstrated the ability to repay the Company’s current and future contractual obligations. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, the Company may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

At September 30, 2016, the Company had six debt investments on non-accrual with a cumulative investment cost and approximate fair value of $46.2 million and $9.3 million, respectively. At December 31, 2015, the Company had five debt investments on non-accrual with cumulative investment cost and fair value of approximately $47.4 million and $23.2 million, respectively. In addition, at December 31, 2015, the Company had one debt investment with an investment cost and fair value of approximately $20.1 million and $14.9 million, respectively, for which only the PIK interest was on non-accrual. During the nine months ended September 30, 2016, the Company recognized a realized loss of approximately $6.2 million on the settlement of one debt investment that was on non-accrual at December 31, 2015. In addition, the Company recognized realized losses of $419,000 and $430,000 on the liquidation and partial write off, respectively, of two debt investment that were on non-accrual as of December 31, 2015.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The Company had approximately $37.0 million of unamortized fees at September 30, 2016, of which approximately $34.5 million was included as an offset to the cost basis of the Company’s current debt investments and approximately $2.5 million was deferred contingent upon the occurrence of a funding or milestone. At December 31, 2015 the Company had approximately $26.1 million of unamortized fees, of which approximately $23.6 million was included as an offset to the cost basis of the Company’s current debt investments and approximately $2.5 million was deferred contingent upon the occurrence of a funding or milestone.

The Company recognizes nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default, waiver fees and acceleration of previously deferred loan fees and OID related to early loan pay-off or material modification of the specific debt outstanding.

In addition, the Company may also be entitled to an exit fee that is amortized into income over the life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. At September 30, 2016 the Company had approximately $30.8 million in exit fees receivable, of which approximately $28.0 million was included as a component of the cost basis of the Company’s current debt investments and approximately $2.8 million was a deferred receivable related to expired commitments. At December 31, 2015 the Company had approximately $22.7 million in exit fees receivable, of which approximately $17.4 million was included a component of the cost basis of the Company’s current debt investments and approximately $5.3 million was a deferred receivable related to expired commitments.

The Company has debt investments in its portfolio that contain a PIK provision. Contractual PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company will generally cease accruing PIK interest if there is insufficient value to support the accrual or management does not expect the portfolio company to be able to pay all principal and interest due. The Company recorded approximately $2.1 million and $1.5 million in PIK income during the three months ended September 30, 2016 and 2015, respectively. The Company recorded approximately $5.7 million and $3.3 million in PIK income during the nine months ended September 30, 2016 and 2015, respectively.

To maintain the Company’s status as a RIC, PIK and exit fee income must be paid out to stockholders in the form of distributions even though the Company has not yet collected the cash. Amounts necessary to pay these distributions may come from available cash or the liquidation of certain investments.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the three and nine months ended September 30, 2016 and 2015.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables including escrow receivables, accounts payable and accrued liabilities, approximate the fair values of such items due to the short maturity of such instruments. The April 2019 Notes, the September 2019 Notes (together with the April 2019 Notes, the “2019 Notes”), the 2024 Notes, the 2021 Asset-Backed Notes, and the SBA debentures, provide a strategic advantage as sources of liquidity due to their flexible structure, long-term duration, and low fixed interest rates. At September 30, 2016, the April 2019 Notes were trading on the New York Stock Exchange, or NYSE, for $25.55 per share at par value, the September 2019 Notes were trading on the NYSE for $25.47 per share at par value and the 2024 Notes were trading on the NYSE for $25.66 per share at par value. The par value at underwriting for each of these notes was $25.00 per share. Based on market quotations on or around September 30, 2016, the 2021 Asset-Backed Notes were quoted for 0.997 per dollar at par value. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of the SBA debentures would be approximately $199.8 million, compared to the carrying amount of $190.2 million as of September 30, 2016.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 2.

The liabilities of the Company are recorded at amortized cost and not at fair value on the Consolidated Statement of Assets and Liabilities. The following tables provide additional information about the fair value and level in the fair value hierarchy of the Company’s liabilities at September 30, 2016 and December 31, 2015:

(in thousands) Description	September 30, 2016	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
2021 Asset-Backed Notes	$116,639	$—	$116,639	$—
April 2019 Notes	65,909	—	65,909	—
September 2019 Notes	46,737	—	46,737	—
2024 Notes	251,412	—	251,412	—
SBA Debentures	199,785	—	—	199,785

Total	$680,482	$—	$480,697	$199,785

(in thousands) Description	December 31, 2015	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Convertible Senior Notes(1)	$19,540	$—	$19,540	$—
Wells Facility(2)	50,000	—	—	50,000
2021 Asset-Backed Notes	128,775	—	128,775	—
April 2019 Notes	65,573	—	65,573	—
September 2019 Notes	46,297	—	46,297	—
2024 Notes	104,401	—	104,401	—
SBA Debentures	194,121	—	—	194,121

Total	$608,707	$—	$364,586	$244,121

(1)	The Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016.
(2)	As of September 30, 2016 there were no borrowings outstanding on the Wells Facility.

4. Borrowings

Outstanding Borrowings

At September 30, 2016 and December 31, 2015, the Company had the following available and outstanding borrowings:

	September 30, 2016			December 31, 2015
(in thousands)	Total Available	Principal	Carrying Value(1)	Total Available	Principal	Carrying Value(1)
SBA Debentures(2)	$190,200	$190,200	$187,333	$190,200	$190,200	$186,829
2019 Notes	110,364	110,364	108,659	110,364	110,364	108,179
2024 Notes	244,945	244,945	237,663	103,000	103,000	100,128
2021 Asset-Backed Notes	117,004	117,004	115,531	129,300	129,300	126,995
Convertible Senior Notes(3)	—	—	—	17,604	17,604	17,478
Wells Facility(4)	120,000	—	—	75,000	50,000	50,000
Union Bank Facility(4)	75,000	—	—	75,000	—	—

Total	$857,513	$662,513	$649,186	$700,468	$600,468	$589,609

(1)	Except for the Wells Facility and Union Bank Facility, all carrying values represent the principal amount outstanding less the remaining unamortized debt issuance costs and unaccreted discount, if any, associated with the loan as of the balance sheet date. See “Note 2 – Summary of Significant Accounting Policies” for the amount of debt issuance cost associated with each borrowing.
(2)	At both September 30, 2016 and December 31, 2015, the total available borrowings under the SBA debentures were $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III.
(3)	The Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016.
(4)	Availability subject to the Company meeting the borrowing base requirements. As the Union Bank Facility was replaced on May 5, 2016, amounts included above prior to May 5, 2016 relate to the Prior Union Bank Facility (as defined herein).

Long-Term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. With the Company’s net investment of $44.0 million in HT II as of September 30, 2016, HT II has the capacity to issue a total of $41.2 million of SBA guaranteed debentures, subject to SBA approval, of which $41.2 million was outstanding as of September 30, 2016. As of September 30, 2016, HT II has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of September 30, 2016 the Company held investments in HT II in 36 companies with a fair value of approximately $68.7 million, accounting for approximately 5.2% of the Company’s total investment portfolio at September 30, 2016. HT II held approximately $100.4 million in assets and accounted for approximately 5.5% of the Company’s total assets prior to consolidation at September 30, 2016.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $74.5 million in HT III as of September 30, 2016, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, of which $149.0 million was outstanding as of September 30, 2016. As of September 30, 2016, HT III has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of September 30, 2016, the Company held investments in HT III in 51 companies with a fair value of approximately $230.7 million, accounting for approximately 17.5% of the Company’s total investment portfolio at September 30, 2016. HT III held approximately $252.7 million in assets and accounted for approximately 14.0% of the Company’s total assets prior to consolidation at September 30, 2016.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through the Company’s wholly owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and HT III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of September 30, 2016 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in March 2009 are set semiannually in March and September and range from 2.25% to 4.62% excluding annual fees. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of March 2009, the initial maturity of SBA debentures will occur in March 2019. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees on other debentures have been set at 0.906%. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.515%. The rates of borrowings on the Company’s SBA debentures range from 3.05% to 5.53% when including these annual fees.

The average amount of debentures outstanding for the three months ended September 30, 2016 for HT II was approximately $41.2 million with an average interest rate of approximately 4.52%. The average amount of debentures outstanding for the three months ended September 30, 2016 for HT III was approximately $149.0 million with an average interest rate of approximately 3.43%. The average amount of debentures outstanding for the nine months ended September 30, 2016 for HT II was approximately $41.2 million with an average interest rate of approximately 4.52%. The average amount of debentures outstanding for the nine months ended September 30, 2016 for HT III was approximately $149.0 million with an average interest rate of approximately 3.43%.

For the three and nine months ended September 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the SBA debentures are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$1,757	$1,757	$5,231	$5,212
Amortization of debt issuance cost (loan fees)	168	168	504	499

Total interest expense and fees	$1,925	$1,925	$5,735	$5,711

Cash paid for interest expense and fees	$3,499	$3,499	$6,961	$6,942

As of September 30, 2016, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $350.0 million, subject to periodic adjustments by the SBA. In aggregate, at September 30, 2016, with the Company’s net investment of $118.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. At September 30, 2016, the Company has issued $190.2 million in SBA-guaranteed debentures in the Company’s SBIC subsidiaries.

The Company reported the following SBA debentures outstanding principal balances as of September 30, 2016 and December 31, 2015:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	September 30, 2016	December 31, 2015
March 25, 2009	March 1, 2019	5.53%	$18,400	$18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$190,200	$190,200

(1)	Interest rate includes annual charge

2019 Notes

On March 6, 2012, the Company and U.S. Bank National Association (the “2019 Trustee”) entered into an indenture (the “Base Indenture”). On April 17, 2012, the Company and the 2019 Trustee entered into the First Supplemental Indenture to the Base Indenture (the “First Supplemental Indenture”), dated April 17, 2012, relating to the Company’s issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% notes due 2019 (the “April 2019 Notes”).

In July 2012, the Company reopened the Company’s April 2019 Notes and issued an additional $41.5 million in aggregate principal amount of April 2019 Notes, which included the exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

On September 24, 2012, the Company and the 2019 Trustee, entered into the Second Supplemental Indenture to the Base Indenture (the “Second Supplemental Indenture”), dated as of September 24, 2012, relating to the Company’s issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% notes due 2019 (the “September 2019 Notes”).

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal outstanding.

In April 2015, the Company redeemed $20.0 million of the $84.5 million issued and outstanding aggregate principal amount of April 2019 Notes, as previously approved by the Board of Directors. In December 2015 the Company redeemed $40.0 million of the $85.9 million issued and outstanding aggregate principal amount of September 2019 Notes, as previously approved by the Board of Directors.

As of September 30, 2016 and December 31, 2015, the 2019 Notes payable outstanding principal balance consists of:

(in thousands)	September 30, 2016	December 31, 2015
April 2019 Notes	$64,490	$64,490
September 2019 Notes	45,874	45,874

Total 2019 Notes Principal Outstanding	$110,364	$110,364

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the NYSE under the trading symbol “HTGZ.”

The April 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grant security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company’s compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the 2019 Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the 2019 Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the NYSE under the trading symbol “HTGY.”

The September 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the 2019 Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Second Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the 2019 Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

For the three and nine months ended September 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the April 2019 Notes and September 2019 Notes are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$1,931	$2,631	$5,794	$8,361
Amortization of debt issuance cost (loan fees)	160	211	480	1,163

Total interest expense and fees	$2,091	$2,842	$6,274	$9,524

Cash paid for interest expense and fees	$1,931	$2,631	$5,794	$8,594

As of September 30, 2016, the Company was in compliance with the terms of the Base Indenture, and respective supplemental indentures thereto, governing the April 2019 Notes and September 2019 Notes.

2024 Notes

On July 14, 2014, the Company and U.S. Bank, N.A. (the “2024 Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture between the Company and the 2024 Trustee, dated July 14, 2014, relating to the Company’s issuance, offer and sale of $100.0 million aggregate principal amount of 6.25% unsecured notes due 2024 (the “2024 Notes”). On August 6, 2014, the underwriters issued notification to exercise their over-allotment option for an additional $3.0 million in aggregate principal amount of the 2024 Notes.

On May 2, 2016, the Company closed an underwritten public offering of an additional $72.9 million in aggregate principal amount of the 2024 Notes. The $72.9 million in aggregate principal amount includes $65.4 million from the initial offering on April 21, 2016 and $7.5 million as a result of underwriters exercising a portion of their option to purchase up to an additional $9.8 million in aggregate principal to cover overallotments on April 29, 2016.

On June 27, 2016, the Company closed an underwritten public offering of an additional $60.0 million in aggregate principal amount of the 2024 Notes. On June 30, 2016, the underwriters exercised their option to purchase up to an additional $9.0 million in aggregate principal to cover overallotments, resulting in total aggregate principal of $69.0 million from the offering.

All issuances of 2024 Notes rank equally in right of payment and form a single series of notes.

The 2024 Notes will mature on July 30, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after July 30, 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2024 Notes bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2014, and trade on the NYSE under the trading symbol “HTGX.”

The 2024 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2024 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Third Supplemental Indenture. The Base Indenture, as supplemented by the Third Supplemental Indenture, also contains certain reporting requirements, including a requirement that the Company provide financial information to the holders of the 2024 Notes and the 2024 Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. The Base Indenture provides for customary events of default and further provides that the 2024 Trustee or the holders of 25% in aggregate principal amount of the outstanding 2024 Notes in a series may declare such 2024 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of September 30, 2016, the Company was in compliance with the terms of the Base Indenture as supplemented by the Third Supplemental Indenture.

At September 30, 2016 and December 31, 2015, the 2024 Notes had an outstanding principal balance of $244.9 million and $103.0 million, respectively. See “Note 12 – Subsequent Events”.

For the three and nine months ended September 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the 2024 Notes are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$3,926	$1,609	$7,910	$4,828
Amortization of debt issuance cost (loan fees)	229	83	448	250

Total interest expense and fees	$4,155	$1,692	$8,358	$5,078

Cash paid for interest expense and fees	$3,827	$1,609	$7,046	$4,828

2021 Asset-Backed Notes

On November 13, 2014, the Company completed a $237.4 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of fixed rate asset-backed notes (the “2021 Asset-Backed Notes”), which were rated A(sf) by Kroll Bond Rating Agency,

Inc. (“KBRA”). The 2021 Asset-Backed Notes were sold by Hercules Capital Funding Trust 2014-1 pursuant to a note purchase agreement, dated as of November 13, 2014, by and among the Company, Hercules Capital Funding 2014-1, LLC as trust depositor (the “2014 Trust Depositor”), Hercules Capital Funding Trust 2014-1 as issuer (the “2014 Securitization Issuer”), and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of the Company’s portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. The securitization has an 18-month reinvestment period during which time principal collections may be reinvested into additional eligible loans. Interest on the 2021 Asset-Backed Notes is paid, to the extent of funds available, at a fixed rate of 3.524% per annum. The 2021 Asset-Backed Notes have a stated maturity of April 16, 2021.

As part of this transaction, the Company entered into a sale and contribution agreement with the 2014 Trust Depositor under which the Company has agreed to sell or have contributed to the 2014 Trust Depositor certain senior loans made to certain of the Company’s portfolio companies (the “2014 Loans”). The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2014 Loans as of the date of their transfer to the 2014 Trust Depositor.

In connection with the issuance and sale of the 2021 Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The 2021 Asset-Backed Notes are secured obligations of the 2014 Securitization Issuer and are non-recourse to the Company. The 2014 Securitization Issuer also entered into an indenture governing the 2021 Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2021 Asset-Backed Notes were sold without being registered under the Securities Act of 1933, as amended, (the “Securities Act”) (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rules 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Sec. 2 (a)(51)(A) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2021 Asset-Backed Notes outside the United States in accordance with Regulation S under the Securities Act. The 2014 Securitization Issuer is not registered under the 1940 Act in reliance on an exemption provided by Section 3(c)(7) thereof and Rule 3a-7 thereunder. In addition, the 2014 Trust Depositor entered into an amended and restated trust agreement in respect of the 2014 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2014 Loans are serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company performs certain servicing and administrative functions with respect to the 2014 Loans. The Company is entitled to receive a monthly fee from the 2014 Securitization Issuer for servicing the 2014 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including October 5, 2014 through and including December 5, 2014 over 360) of 2.00% and the aggregate outstanding principal balance of the 2014 Loans plus collections on deposit in the 2014 Securitization Issuer’s collections account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including October 5, 2014, to the close of business on December 5, 2014).The Company also serves as administrator to the 2014 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At September 30, 2016 and December 31, 2015, the 2021 Asset-Backed Notes had an outstanding principal balance of $117.0 million and $129.3 million, respectively.

For the three and nine months ended September 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the 2021 Asset-Backed Notes are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$1,103	$1,139	$3,381	$3,417
Amortization of debt issuance cost (loan fees)	366	227	832	673

Total interest expense and fees	$1,469	$1,366	$4,213	$4,090

Cash paid for interest expense and fees	$1,110	$1,139	$3,388	$3,417

Under the terms of the 2021 Asset-Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2021 Asset-Backed Notes. The Company has segregated these funds and classified them as restricted cash. There was approximately $9.0 million and $9.2 million of restricted cash as of September 30, 2016 and December 31, 2015, respectively, funded through interest collections.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes due 2016 (the “Convertible Senior Notes”). The Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016.

Prior to the close of business on October 14, 2015, holders were able to convert their Convertible Senior Notes only under certain circumstances set forth in the indenture governing the Convertible Senior Notes. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the maturity date, holders were able to convert their Convertible Senior Notes at any time. Throughout the life of the Convertible Senior Notes, holders of approximately $74.8 million of the Convertible Senior Notes exercised their conversion rights. These Convertible Senior Notes were settled with a combination of cash equal to the outstanding principal amount of the Convertible Senior Notes and approximately 1.6 million shares of the Company’s common stock, or $24.3 million.

The Company recorded a loss on extinguishment of debt for the proportionate amount of unamortized debt issuance costs and original issue discount. The loss was partially offset by a gain in the amount of the difference between the outstanding principal balance of the Convertible Senior Notes and the fair value of the debt instrument. The net loss on extinguishment of debt the Company recorded for the year ended December 31, 2015 was $1,000. The Company did not record a loss on extinguishment of debt in the three and nine months ended September 30, 2016. The loss on extinguishment of debt was classified as a component of net investment income in the Company’s Consolidated Statement of Operations.

The Convertible Senior Notes were accounted for in accordance with ASC Subtopic 470-20 (“Debt Instruments with Conversion and Other Options”). In accounting for the Convertible Senior Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the Consolidated Statement of Assets and Liabilities. As a result, the Company recorded interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 8.1%.

As of December 31, 2015, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	December 31, 2015
Principal amount of debt	$17,604
Unamortized debt issuance cost	(44)
Original issue discount, net of accretion	(82)

Carrying value of Convertible Senior Notes	$17,478

For the three and nine months ended September 30, 2016 and 2015, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$—	$264	$352	$743
Accretion of original issue discount	—	61	82	185
Amortization of debt issuance cost (loan fees)	—	33	44	98

Total interest expense and fees	$—	$358	$478	$1,026

Cash paid for interest expense and fees	$—	$—	$440	$529

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1% for the nine months ended September 30, 2016 and the three and nine months ended September 30, 2015.

Wells Facility

On June 29, 2015, the Company, through a special purpose wholly owned subsidiary, Hercules Funding II LLC (“Hercules Funding II”), entered into an Amended and Restated Loan and Security Agreement (the “Wells Facility”) with Wells Fargo Capital Finance, LLC, as a lender and as the arranger and the administrative agent, and the lenders party thereto from time to time.

The Wells Facility matures on August 2, 2019, unless terminated sooner in accordance with its terms.

Under the Wells Facility, Wells Fargo Capital Finance, LLC made commitments of $75.0 million, Alostar Bank of Commerce made commitments of $20.0 million, and Everbank Commercial Finance Inc. made commitments of $25.0 million. The Wells Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the facility; however, there can be no assurances that additional lenders will join the Wells Facility. Borrowings under the Wells Facility generally bear interest at a rate per annum equal to LIBOR plus 3.25%, and the Wells Facility has an advance rate of 50% against eligible debt investments. The Wells Facility is secured by all of the assets of Hercules Funding II. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. For the three and nine months ended September 30, 2016, this non-use fee was $155,000 and $336,000, respectively. For the three and nine months ended September 30, 2015, this non-use fee was $41,000 and $229,000, respectively.

The Wells Facility also includes various financial and other covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to Hercules Funding II, including covenants relating to certain changes of control of the Company and Hercules Funding II. Among other things, these covenants also require the Company to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014. As of September 30, 2016, the minimum tangible net worth covenant increased to $637.2 million as a result of the March 2015 follow-on public offering of 7.6 million shares of common stock for total gross proceeds of approximately $100.4 million and the 4.1 million shares of common stock issued under the At-The-Market (“ATM”) equity distribution agreement with JMP Securities (“JMP”) for gross proceeds of $52.0 million during the nine months ended September 30, 2016. The Wells Facility provides for customary events of default, including, without limitation, with respect to payment defaults, breach of representations and covenants, certain key person provisions, cross acceleration provisions to certain other debt, lien and judgment limitations, and bankruptcy.

On June 20, 2011 the Company paid $1.1 million in structuring fees in connection with the original Wells Facility. In connection with an amendment to the original Wells Facility in August 2014, the Company paid an additional $750,000 in structuring fees and in connection with the amendment in December 2015, the Company paid an additional $188,000 in structuring fees. These fees are being amortized through the end of the term of the Wells Facility.

The Company had aggregate draws of $168.3 million on the available facility during the nine months ended September 30, 2016 offset by repayments of $218.3 million. At December 31, 2015 there was $50.0 million, respectively, of borrowings outstanding on this facility. There were no borrowings outstanding on the facility as of September 30, 2016

For the three and nine months ended September 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the Wells Facility are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$—	$356	$501	$356
Amortization of debt issuance cost (loan fees)	115	92	341	264

Total interest expense and fees	$115	$448	$842	$620

Cash paid for interest expense and fees	$—	$289	$577	$289

Union Bank Facility

On May 5, 2016, the Company, through a special purpose wholly owned subsidiary, Hercules Funding III, as borrower, entered into the credit facility (the “Union Bank Facility”) with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to the Union Bank Facility from time to time. The Union Bank Facility replaced the company’s credit facility (the “Prior Union Bank Facility”) entered into on August 14, 2014 (as amended and restated from time to time) with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to the Prior Union Bank Facility from time to time. Any references to amounts related to the Union Bank Facility prior to May 5, 2016 were incurred and relate to the Prior Union Bank Facility.

On July 18, 2016, the Company entered into the First Amendment to the Loan and Security Agreement, dated as of May 5, 2016 with MUFG Union Bank, N.A. The Amendment amends certain definitions relating to borrowings which accrue interest based on the London Interbank Offered Rate (“LIBOR Loans”) and (ii) the method(s) for calculating interest on and the paying of certain fees related to such LIBOR Loans.

Under the Union Bank Facility, MUFG Union Bank made commitments of $75.0 million. The Union Bank Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $200.0 million, funded by additional lenders and with the agreement of MUFG Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility to increase available borrowings. Borrowings under the Union Bank Facility generally bear interest at either (i) if such borrowing is a base rate loan, a base rate per annum equal to the federal funds rate plus 1.00%, LIBOR plus 1.00% or MUFG Union Bank’s prime rate, in each case, plus a margin of 1.25% or (ii) if such borrowing is a LIBOR loan, a rate per annum equal to LIBOR plus 3.25%, and the Union Bank Facility generally has an advance rate of 50% against eligible debt investments. The Union Bank Facility is secured by all of the assets of HT III.

The Union Bank Facility requires payment of a non-use fee during the revolving credit availability period on a scale of 0.25% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. The Company paid a one-time $562,500 structuring fee in connection with the Union Bank Facility. Although the Company did not incur any non-use fees under the Union Bank Facility prior to May 5, 2016, for the three and nine months ended September 30, 2016, the company incurred non-use fees under the existing and previous Union Bank Facility of $96,000 and $277,000, respectively. For the three and nine months ended September 30, 2015, the non-use fee was $96,000 and $284,000, respectively.

The Union Bank Facility also includes various financial and other covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to HT III, including covenants relating to certain changes of control of the Company and HT III. Among other things, these covenants also require the Company to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014. As of September 30, 2016, the minimum tangible net worth covenant increased to $685.2 million as a result of the March 2015 follow-on public offering of 7.6 million shares of common stock for total net proceeds of approximately $100.1 million and the 4.1 million shares of common stock issued under the ATM equity distribution agreement with JMP for net proceeds of $50.2 million during the nine months ended September 30, 2016. The Union Bank Facility provides for customary events of default, including with respect to payment defaults, breach of representations and covenants, servicer defaults, certain key person provisions, cross default provisions to certain other debt, lien and judgment limitations, and bankruptcy.

The Union Bank Facility matures on May 5, 2020, unless sooner terminated in accordance with its terms.

In connection with the Union Bank Facility, the Company and HT III also entered into the Sale Agreement, by and among HT III, as borrower, the Company, as originator and servicer, and MUFG Union Bank, as agent. Under the Sale Agreement, the Company agrees to (i) sell or transfer certain loans to HT III under the MUFG Union Bank Facility and (ii) act as servicer for the loans sold or transferred.

The Company had aggregate draws of $25.0 million on the available facility during the nine months ended September 30, 2016 offset by repayments of $25.0 million. At September 30, 2016 there were no borrowings outstanding on the Union Bank Facility.

For the three and nine months ended September 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the previous and current Union Bank Facility are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$—	$—	$55	$—
Amortization of debt issuance cost (loan fees)	112	15	244	45

Total interest expense and fees	$112	$15	$299	$45

Cash paid for interest expense and fees	$—	$—	$38	$—

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. (“Citigroup”), which expired under normal terms. During the first quarter of 2009, the Company paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of debt investments and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3.75 million (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the nine months ended September 30, 2016, the Company reduced its realized gain by approximately $146,000 for Citigroup’s participation from the acquisition proceeds received on equity exercised from warrants that were included in the collateral pool. The Company also recorded a decrease in participation liability and an increase in unrealized appreciation by a net amount of approximately $3,000 primarily due to depreciation of fair value on the pool of warrants collateralized under the warrant participation and the acquisition proceeds received on the Company’s Ping Identity Corporation equity investment. The remaining value of Citigroup’s participation right on unrealized gains in the related equity investments is approximately $114,000 as of September 30, 2016 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $2.4 million under the warrant participation agreement thereby reducing realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. The remaining warrants subject to the Citigroup participation agreement are set to expire in January 2017.

5. Income taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed as dividends to stockholders. Taxable income includes the Company’s taxable interest, dividend and fee income, reduced by certain deductions, as well as taxable net realized securities gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as such gains or losses are not included in taxable income until they are realized.

To qualify and be subject to tax as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing dividends of an amount generally at least equal to 90% of its investment company taxable income, as defined by the Code and determined without regard to any deduction for distributions paid, to its stockholders. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividend distributions declared, however, a portion of the total amount of the Company’s distributions for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

During the three months ended September 30, 2016, the Company declared a distribution of $0.31 per share. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s taxable year generally based upon its taxable income for the full taxable year and distributions paid for the full taxable year. As a result, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full taxable year. If the Company had determined the tax attributes of our distributions taxable year-to-date as of September 30, 2016, 100% would be from our current and accumulated earnings and profits. However, there can be no certainty to stockholders that this determination is representative of what the actual tax attributes of the Company’s 2016 distributions to stockholders will be.

As a RIC, the Company will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Company distributes dividends in a timely manner to our stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of the Company’s ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of the Company’s capital gain net income for the 1-year period ending October 31 of each such calendar year and (3) any ordinary income and capital gain net income realized, but not distributed, in preceding calendar years. The Company will not be subject to excise taxes on amounts on which the Company is required to pay corporate income tax (such as retained net capital gains).

Depending on the level of taxable income earned in a taxable year, the Company may choose to carry over taxable income in excess of current taxable year distributions from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of distributions paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent the Company chooses to carry over taxable income into the next taxable year, dividend distributions declared and paid by the Company in a taxable year may differ from the Company’s taxable income for that taxable year as such dividend distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

The Company has taxable subsidiaries which are designed to hold certain portfolio investments in an effort to limit potential legal liability and/or comply with source-income type requirements contained in the RIC tax provisions of the Code. These taxable subsidiaries are consolidated for U.S. GAAP financial reporting purposes and the portfolio investments held by the taxable subsidiaries are included in the Company’s consolidated financial statements, and recorded at fair value. These taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities as a result of their ownership of certain portfolio investments. Any income generated by these taxable subsidiaries would be taxed at normal corporate tax rates based on its taxable income.

Taxable income for the nine months ended September 30, 2016 was approximately $66.1 million or $0.91 per share. Taxable net realized gains for the same period was $8.1 million or approximately $0.11 per share. Taxable income for the nine months ended September 30, 2015 was approximately $49.6 million or $0.72 per share. Taxable net realized gains for the same period were $9.1 million or approximately $0.13 per share.

For the nine months ended September 30, 2016, the Company paid approximately $201,000 of tax expense and had approximately $333,000 of accrued but unpaid tax expense as of the balance sheet date. For the nine months ended September 30, 2015, the Company paid approximately $736,000 of tax expense and did not have an accrued but unpaid amount as of the balance sheet date.

The Company intends to distribute approximately $8.2 million of spillover earnings from ordinary income from the year ended December 31, 2015 to the Company’s stockholders in 2016.

6. Stockholders’ Equity

On August 16, 2013, the Company entered into an ATM equity distribution agreement (the “Equity Distribution Agreement”) with JMP and on March 7, 2016, the Company renewed the Equity Distribution Agreement. The Equity Distribution Agreement provides that the Company may offer and sell up to 8.0 million shares of its common stock from time to time through JMP, as its sales agent. Sales of the Company’s common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

During the three and nine months ended September 30, 2016 the Company sold 2.1 million and 4.1 million shares of common stock for total accumulated net proceeds of approximately $26.5 million and $50.2 million, respectively, including $986,000 and $1.8 million of offering expenses, respectively. The Company did not sell any shares under the program during the year ended December 31, 2015. The Company generally uses net proceeds from these offerings to make investments, to repurchase or pay down liabilities and for general corporate purposes. As of September 30, 2016 approximately 3.2 million shares remain available for issuance and sale under the equity distribution agreement. See “Note 12 – Subsequent Events”.

On February 24, 2015, the Company’s Board of Directors authorized a stock repurchase plan permitting the Company to repurchase up to $50.0 million of its common stock. This plan expired on August 24, 2015. On August 27, 2015, the Company’s Board of Directors authorized a replacement stock repurchase plan permitting the Company to repurchase up to $50.0 million of its common stock and on February 17, 2016 the Board of Directors extended the program until August 23, 2016, after which the plan expired. During the nine months ended September 30, 2016 the Company repurchased 449,588 shares of its common stock at an average price per share of $10.64 per share and a total cost of approximately $4.8 million. The Company did not make any repurchases during the three months ended September 30, 2016. See “Item 2. Unregistered Sales of Equity Securities and Use of Proceeds” for further information on the repurchases made during the period.

On March 27, 2015, the Company raised approximately $100.1 million, after deducting offering expenses of $323,000, in a public offering of 7,590,000 shares of its common stock.

At the 2015 Annual Meeting of Stockholders on July 7, 2015, the Company’s common stockholders approved a proposal to allow the Company to issue common stock at a discount from its then current net asset value (“NAV”) per share, which was effective until the 2016 annual meeting of stockholders on July 7, 2016. Such authorization was not sought at the 2016 annual meeting of stockholders. During the three and nine months ended September 30, 2016 and the year ended December 31, 2015 the Company did not issue common stock at a discount to NAV.

The Company has issued stock options for common stock subject to future issuance, of which 681,004 and 622,171 were outstanding at September 30, 2016 and December 31, 2015, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 12.0 million shares of common stock.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1.0 million shares of common stock. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the stockholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of the Company’s outstanding voting securities.

The following table summarizes the common stock option activities for the nine months ended September 30, 2016 and 2015:

	Nine Months Ended September 30,
	2016		2015
	Common Stock Options	Weighted Average Exercise Price	Common Stock Options	Weighted Average Exercise Price
Outstanding at December 31,	622,171	$14.25	695,672	$14.58
Granted	200,000	$11.94	163,500	$12.68
Exercised	(23,334)	$10.85	(36,331)	$10.81
Forfeited	(64,338)	$13.98	(183,726)	$14.78
Expired	(53,495)	$14.96	(4,610)	$12.28

Outstanding at September 30,	681,004	$13.66	634,505	$14.27

Shares Expected to Vest at September 30,	323,213	$13.66	390,283	$14.27

The following table summarizes common stock options outstanding and exercisable at September 30, 2016:

(Dollars in thousands, except exercise price)	Options Outstanding				Options Exercisable
Range of exercise prices	Number of shares	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value	Weighted Average Exercise Price	Number of shares	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value	Weighted Average Exercise Price
$9.25 - $14.02	334,310	6.31	$595,370	$11.79	78,829	4.82	$172,996	$11.40
$14.60 - $16.34	346,694	4.74	—	$15.45	278,962	4.57	—	$15.44

$9.25 - $16.34	681,004	5.51	$595,370	$13.66	357,791	4.62	$172,996	$14.55

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months.

All options may be exercised for a period ending seven years after the date of grant. At September 30, 2016 options for 357,791 shares were exercisable at a weighted average exercise price of approximately $14.55 per share with a weighted average remaining contractual term of 4.62 years.

The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the nine months ended September 30, 2016 and 2015 was approximately $89,000 and $57,000, respectively. During the nine months ended September 30, 2016 and 2015, approximately $144,000 and $201,000 of share-based cost due to stock option grants was expensed, respectively. As of September 30, 2016 there was approximately $127,000 of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average remaining vesting period of 2.0 years.

The Company follows ASC Topic 718 (“Compensation – Stock Compensation”) to account for stock options granted. Under ASC Topic 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life. The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for the nine months ended September 30, 2016 and 2015:

	Nine Months Ended September 30,
	2016	2015
Expected Volatility	23.73%	18.94%
Expected Dividends	10%	10%
Expected term (in years)	4.5	4.5
Risk-free rate	0.87%—1.63%	1.08%—1.64%

During the nine months ended September 30, 2016 and 2015 the Company granted 552,214 shares and 676,340 shares, respectively, of restricted stock pursuant to the Plans. The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the nine months ended September 30, 2016 and 2015 was approximately $6.6 million and $9.2 million, respectively. During the nine months ended September 30, 2016 and 2015, the Company expensed approximately $5.5 million and $7.0 million of compensation expense related to restricted stock, respectively. As of September 30, 2016, there was approximately $9.2 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average remaining vesting period of 1.87 years.

The following table summarizes the activities for the Company’s unvested restricted stock for the nine months ended September 30, 2016 and 2015:

	Nine Months Ended September 30,
	2016		2015
	Restricted Stock Awards	Weighted Average Grant Date Fair Value	Restricted Stock Awards	Weighted Average Grant Date Fair Value
Unvested at December 31,	850,072	$13.59	1,302,780	$13.23
Granted	552,214	$12.01	676,340	$13.67
Vested	(505,182)	$13.59	(703,703)	$13.28
Forfeited	(26,573)	$12.85	(297,468)	$13.25

Unvested at September 30,	870,531	$12.61	977,949	$13.49

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of the Company’s stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make a cash payment at the time of option exercise or to pay taxes on restricted stock.

8. Earnings Per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2016	2015	2016	2015
Numerator
Net increase in net assets resulting from operations	$30,812	$4,075	$54,582	$28,746
Less: Distributions declared-common and restricted shares	(23,201)	(22,472)	(68,408)	(65,238)

Undistributed (distributions in excess of) earnings	7,611	(18,397)	(13,826)	(36,494)

Undistributed (distributions in excess of) earnings-common shares	7,516	(18,397)	(13,826)	(36,492)
Add: Distributions declared-common shares	22,911	22,164	67,406	64,031

Numerator for basic and diluted change in net assets per common share	$30,427	$3,767	$53,580	$27,539

Denominator
Basic weighted average common shares outstanding	74,122	71,462	72,685	68,897
Common shares issuable	35	34	17	226

Weighted average common shares outstanding assuming dilution	74,157	71,496	72,702	69,123

Change in net assets per common share
Basic	$0.41	$0.05	$0.74	$0.40
Diluted	$0.41	$0.05	$0.74	$0.40

In the table above, unvested share-based payment awards that have non-forfeitable rights to distributions or distribution equivalents are treated as participating securities for calculating earnings per share.

Unvested common stock options are also included in the denominator for the purpose of calculating diluted earnings per share. For the three and nine months ended September 30, 2015, the dilutive effect of the Convertible Senior Notes under the treasury stock method was also included in this calculation because the Company’s share price was greater than the conversion price in effect ($11.12 as of September 30, 2015) for the Convertible Senior Notes for such periods. The Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016, as such there is no potential additional dilutive effect for the three and nine months ended September 30, 2016.

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti-dilutive shares. For the three months ended September 30, 2016 and 2015, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 646,783 shares and 642,088 shares, respectively. For the nine months ended September 30, 2016 and 2015, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 679,253 shares and 627,526 shares, respectively.

At September 30, 2016, the Company was authorized to issue 200.0 million shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

9. Financial Highlights

Following is a schedule of financial highlights for the nine months ended September 30, 2016 and 2015:

	Nine Months Ended September 30,
	2016	2015
Per share data (1):
Net asset value at beginning of period	$9.94	$10.18
Net investment income	0.92	0.78
Net realized gain on investments	0.05	0.12
Net unrealized appreciation (depreciation) on investments	(0.22)	(0.48)

Total from investment operations	0.75	0.42
Net increase (decrease) in net assets from capital share transactions (1)	0.03	0.26
Distributions of net investment income (6)	(0.94)	(0.95)
Stock-based compensation expense included in investment income (2)	0.08	0.11

Net asset value at end of period	$9.86	$10.02

Ratios and supplemental data:
Per share market value at end of period	$13.56	$10.11
Total return (3)	19.47%	(27.25%)
Shares outstanding at end of period	76,400	72,109
Weighted average number of common shares outstanding	72,685	68,897
Net assets at end of period	$753,589	$722,793
Ratio of total expense to average net assets (4)	11.13%	11.87%
Ratio of net investment income before investment gains and losses to average net assets (4)	12.39%	9.84%
Portfolio turnover rate (5)	28.69%	34.90%
Average debt outstanding	$620,769	$617,503
Weighted average debt per common share	$8.54	$8.96

(1)	All per share activity is calculated based on the weighted average shares outstanding for the relevant period, except net increase (decrease) in net assets from capital share transactions, which is based on the common shares outstanding as of the relevant balance sheet date.
(2)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC Topic 718, net investment income includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.
(3)	The total return for the nine months ended September 30, 2016 and 2015 equals the change in the ending market value over the beginning of the period price per share plus distributions paid per share during the period, divided by the beginning price assuming the distribution is reinvested on the date of the distribution. As such, the total return is not annualized. The total return does not reflect any sales load that must be paid by investors.
(4)	All ratios are calculated based on weighted average net assets for the relevant period and are annualized.
(5)	The portfolio turnover rate for the nine months ended September 30, 2016 and 2015 equals the lesser of investment portfolio purchases or sales during the period, divided by the average investment portfolio value during the period. As such, portfolio turnover rate is not annualized.
(6)	Includes distributions on unvested shares.

10. Commitments and Contingencies

The Company’s commitments and contingencies consist primarily of unused commitments to extend credit in the form of loans to the Company’s portfolio companies. A portion of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Furthermore, our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the Company. Since a portion of these commitments may expire without being drawn, unfunded contractual commitments do not necessarily represent future cash requirements. As such, the Company’s disclosure of unfunded contractual commitments includes only those which are available at the request of the portfolio company and unencumbered by milestones.

At September 30, 2016, the Company had approximately $73.9 million of unfunded commitments, including undrawn revolving facilities, which were available at the request of the portfolio company and unencumbered by milestones.

The Company also had approximately $100.0 million of non-binding term sheets outstanding at September 30, 2016. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. These non-binding term sheets generally convert to contractual commitments in approximately 90 days from signing. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of the Company’s unfunded commitments is considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding, given that interest rates are generally pegged to a market indices and given the existence of milestones, conditions and/or obligations imbedded in the borrowing agreements.

As of September 30, 2016, the Company’s unfunded contractual commitments available at the request of the portfolio company, including undrawn revolving facilities, and unencumbered by milestones are as follows:

(in thousands)
Portfolio Company	Unfunded Commitments (1)
Paratek Pharmaceuticals, Inc.	$20,000
NewVoiceMedia Limited	15,000
Evernote Corporation	14,000
Aquantia Corp.	11,500
Genocea Biosciences, Inc.	5,000
Edge Therapeutics, Inc.	5,000
Druva, Inc.	3,000
RedSeal Inc.	365

Total	$73,865

(1)	Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $420,000 and $1.3 million during the three and nine months ended September 30, 2016. Total rent expense amounted to approximately $414,000 and $1.2 million during the same periods ended September 30, 2015. The Company’s contractual obligations as of September 30, 2016 include:

	Payments due by period (in thousands)
Contractual Obligations (1)(2)	Total	Less than 1 year	1 -3 years	3 - 5 years	After 5 years
Borrowings(3) (4)	$662,513	$—	$249,168	$83,150	$330,195
Operating Lease Obligations(5)	3,707	1,658	1,931	118	—

Total	$666,220	$1,658	$251,099	$83,268	$330,195

(1)	Excludes commitments to extend credit to the Company’s portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4 to the Company’s consolidated financial statements.
(3)	Includes $190.2 million in principal outstanding under the SBA debentures, $110.4 million of the 2019 Notes, $244.9 million of the 2024 Notes, and $117.0 million of the 2021 Asset-Backed Notes as of September 30, 2016.
(4)	Amounts represent future principal repayments and not the carrying value of each liability. See Note 4 to the Company’s consolidated financial statements.
(5)	Long-term facility leases.

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, the Company does not expect any current matters will materially affect the Company’s financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on the Company’s financial condition or results of operations in any future reporting period.

11. Recent Accounting Pronouncements

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities,” which, among other things, requires that (i) all equity investments, other than equity-method investments, in unconsolidated entities generally be measured at fair value through earnings and (ii) an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the ASU changes the disclosure requirements for financial instruments. ASU 2016-01 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. Early adoption is permitted for certain provisions. The Company is currently evaluating the impact that ASU 2016-01 will have on its consolidated financial statements and disclosures.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842),” which, among other things, requires recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. Additionally, the ASU requires the classification of all cash payments on leases within operating activities in the Consolidated Statement of Cash Flows. ASU 2016-02 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2018. Early adoption is permitted. The Company is currently evaluating the impact that ASU 2016-02 will have on its consolidated financial statements and disclosures.

In March 2016, the FASB issued ASU 2016-09, “Compensation – Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting,” which, among other things, simplifies several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. ASU 2016-09 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2016. Early adoption is permitted. The Company is currently evaluating the impact that ASU 2016-09 will have on its consolidated financial statements and disclosures.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments,” which addresses eight specific cash flow issues including, among other things, the classification of debt prepayment or debt extinguishment costs. ASU 2016-15 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. Early adoption is permitted. The Company is currently evaluating the impact that ASU 2016-15 will have on its consolidated financial statements and disclosures

12. Subsequent Events

Dividend Distribution Declaration

On October 26, 2016 the Board of Directors declared a cash dividend distribution of $0.31 per share to be paid on November 21, 2016 to stockholders of record as of November 14, 2016. This dividend distribution represents the Company’s forty-fifth consecutive dividend declaration since the Company’s IPO, bringing the total cumulative dividend declared to date to $12.47 per share.

2024 Notes ATM Program

The Company entered into a debt distribution agreement, dated October 11, 2016, pursuant to which it may offer for sale, from time to time, up to $150,000,000 in aggregate principal amount of 6.25% notes due 2024 (the

“Additional 2024 Notes”) through FBR Capital Markets & Co. acting as its sales agent (the “2024 Notes Agent”). Sales of the Additional 2024 Notes, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE, or similar securities exchange or sales made through a market maker other than on an exchange at prices related to prevailing market prices or at negotiated prices.

The 2024 Notes Agent will receive a commission from the Company equal to up to 2.00% of the gross sales of any Additional 2024 Notes sold through the 2024 Notes Agent under the agreement. The 2024 Notes Agent is not required to sell any specific principal amount of Notes, but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the Additional 2024 Notes.

The Additional 2024 Notes offered hereby will be a further issuance of, are fungible with, rank equally in right of payment with, and form a single series for all purposes under the indenture governing the 2024 Notes initially issued by the Company on July 14, 2014, May 2, 2016, and June 27, 2016, respectively. The 2024 Notes will mature on July 30, 2024. The Company will pay interest on the Additional 2024 Notes on January 30, April 30, July 30 and October 30 of each year, beginning on October 30, 2016. Any purchaser of the Additional 2024 Notes will pay for any interest accrued from the interest payment date preceding the issuance date of the Additional 2024 Notes up to, but excluding, the issuance date of the Additional 2024 Notes. The Company may redeem the 2024 Notes in whole or in part at any time or from time to time, at the redemption price set forth under the terms of the indenture. The Additional 2024 Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Additional 2024 Notes will be the Company’s direct unsecured obligations and rank pari passu, or equally in right of payment, with all outstanding and future unsecured unsubordinated indebtedness issued by Hercules Capital, Inc.

The 2024 Notes are listed on the NYSE, and trade on the NYSE under the symbol “HTGX.” The Additional 2024 Notes are expected to trade “flat,” which means that purchasers in the secondary market will not pay, and sellers will not receive, any accrued and unpaid interest on the Additional 2024 Notes that is not reflected in the trading price.

Subsequent to September 30, 2016 and as of October 31, 2016, the Company sold 137,250 notes for approximately $3.5 million in aggregate principal amount. As of October 31, 2016 approximately $146.5 million in aggregate principal amount remains available for issuance and sale under the debt distribution agreement.

ATM Equity Program Issuances

Subsequent to September 30, 2016 and as of October 31, 2016, the Company sold 786,000 shares of common stock for total accumulated net proceeds of approximately $10.6 million, including $107,000 of offering expenses, under its ATM equity distribution agreement with JMP. As of October 31, 2016 approximately 2.4 million shares remain available for issuance and sale under the equity distribution agreement.

Portfolio Company Developments

As of October 31, 2016, the Company held warrants or equity positions in four companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings. All four companies filed confidentially under the Jumpstart Our Business Startups Act. There can be no assurance that companies that have yet to complete their initial public offerings will do so in a timely matter or at all. In addition, subsequent to September 30, 2016 the following portfolio companies announced liquidity events:

1.	In October 2016, Napo Pharmaceuticals, a company that focuses on the development and commercialization of proprietary pharmaceuticals for the global marketplace in collaboration with local partners, signed a non-binding letter-of-intent (“LOI”) to merge with the Company’s portfolio company Jaguar Animal Health, Inc.

Schedule 12-14

HERCULES CAPITAL, INC.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

As of and for the Nine Months Ended September 30, 2016

(in thousands)

Portfolio Company	Investment(1)	Amount of Interest Credited to Income(2)	As of December 31, 2015 Fair Value	Gross Additions(3)	Gross Reductions(4)	Net Change in Unrealized Appreciation/ (Depreciation)	As of September 30, 2016 Fair Value
Control Investments
SkyCross, Inc.(5)	Senior Debt	$—	$—	$16,900	$(13,479)	$(3,421)	$—
	Preferred Warrants	—	—	394	(394)	—	—
Achilles Technology Management Co II, Inc.(5)	Senior Debt	15	—	991	—	—	991
	Common Stock	—	—	4,000	—	—	4,000

Total Control Investments		$15	$—	$22,285	$(13,873)	$(3,421)	$4,991

Affiliate Investments
Optiscan BioMedical, Corp.	Senior Debt	$12	$—	$431	$(431)	$—	$—
	Preferred Stock	—	6,661	962	—	(2,688)	4,934
	Preferred Warrants	—	313	—	—	(145)	168
Stion Corporation	Senior Debt	133	1,013	—	(1,379)	1,187	821

Total Affiliate Investments		$145	$7,986	$1,393	$(1,810)	$(1,646)	$5,923

Total Control and Affiliate Investments		$160	$7,986	$23,678	$(15,683)	$(5,067)	$10,914

(1)	Stock and warrants are generally non-income producing and restricted. The principal amount for debt is shown in the Consolidated Schedule of Investments as of September 30, 2016
(2)	Represents the total amount of interest or dividends credited to income for the period an investment was an affiliate or control investment.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include previously recognized depreciation on investments that become control or affiliate investments during the period.
(5)	In June 2016, the Company’s investments in SkyCross, Inc. became classified as a control investment as a result of obtaining more than 50% representation on a portfolio company’s board. In June 2016 the Company also acquired 100% ownership of the equity of Achilles Technology Management Co II, Inc. and classified it as a control investment in accordance with the requirements of the 1940 Act. In June 2016, Achilles Technology Management Co II, Inc. acquired the assets of a global antenna company that produces radio frequency system solutions as part of an article 9 consensual foreclosure and public auction for total consideration in the amount of $4.0 million. In September 2016 the Company made a $1.0 million debt investment in Achilles Technology Management II to provide working capital under the terms of a loan servicing agreement. The Company’s investments in Achilles Technology Management Co II, Inc. are carried on the consolidated statement of assets and liabilities at fair value.

$500,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

This prospectus relates to the offer, from time to time, in one or more offerings or series, up to $500,000,000 of shares of our common stock, par value $0.001 per share, preferred stock, par value $0.001 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale, including auctions. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the holders of the majority of our voting securities and approval of our Board of Directors, or (3) under such circumstances as the Securities and Exchange Commission may permit. See “Risk Factors” for more information.

We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences and sustainable and renewable technology industries. We primarily finance privately-held companies backed by leading venture capital and private equity firms and publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Palo Alto, CA, as well as through additional offices in Boston, MA, New York, NY, Washington, DC, Santa Monica, CA, Hartford, CT and San Diego, CA. Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or other rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company. We invest primarily in private companies but also have investments in public companies.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “HTGC.” On August 16, 2016, the last reported sale price of a share of our common stock on the NYSE, was $13.58. The net asset value per share of our common stock at June 30, 2016 (the last date prior to the date of this prospectus on which we determined net asset value) was $9.66.

An investment in our securities may be speculative and involves risks including a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 11 to read about risks that you should consider before investing in our securities, including the risk of leverage.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 or by telephone calling collect at (650) 289-3060 or on our website at www.htgc.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of any securities unless accompanied by a prospectus supplement.

The date of this prospectus is August 24, 2016

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any securities imply that the information in this prospectus is accurate as of any later date or that the affairs of Hercules Capital, Inc. have not changed since the date hereof. This prospectus will be updated to reflect material changes.

Hercules Capital, Inc., our logo and other trademarks of Hercules Capital, Inc. mentioned in this prospectus are the property of Hercules Capital, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), we may offer, from time to time, up to $500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Please carefully read this prospectus and any such supplements together with the additional information described under “Where You Can Find Additional Information” in the “Summary” and “Risk Factors” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referenced in this prospectus, together with any accompanying supplements. In this prospectus, unless the context otherwise requires, the “Company,” “Hercules,” “HTGC,” “we,” “us” and “our” refer to Hercules Capital, Inc. and its wholly owned subsidiaries and its affiliated securitization trusts on or after February 25, 2016 and “Hercules Technology Growth Capital, Inc.” and its wholly owned subsidiaries and its affiliated securitization trusts prior to February 25, 2016 unless the context otherwise requires.

Our Company

We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences and sustainable and renewable technology industries. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Effective January 1, 2006, we elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

As of June 30, 2016, our total assets were approximately $1.4 billion, of which our investments comprised $1.3 billion at fair value and $1.4 billion at cost. Since inception through June 30, 2016, we have made debt and equity commitments of almost $6.1 billion to our portfolio companies.

We also make investments in qualifying small businesses through our two wholly-owned small business investment companies, or SBICs. Our SBIC subsidiaries, Hercules Technology II, L.P., or HT II, and Hercules Technology III, L.P., or HT III, hold approximately $112.9 million and $286.3 million in assets, respectively, and accounted for approximately 6.6% and 16.7% of our total assets, respectively, prior to consolidation at June 30, 2016. As of June 30, 2016, the maximum statutory limit on the dollar amount of combined outstanding Small Business Administration, or SBA, guaranteed debentures is $350.0 million, subject to periodic adjustments by the SBA. At June 30, 2016, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries. See “Regulation—Small Business Administration Regulations” for additional information regarding our SBIC subsidiaries. As of June 30, 2016, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 34 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

The following chart shows the ownership structure and relationship of certain entities with us.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology- related companies for the following reasons:

•	technology-related companies have generally been underserved by traditional lending sources;

•	unfulfilled demand exists for structured debt financing to technology-related companies due to the complexity of evaluating risk in these investments; and

•	structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies typically include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders generally refrain from entering the structured debt financing marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved. The venture capital market for the technology-related companies in which we invest has been active. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe many technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period sometimes required prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, our team members have originated structured debt, debt with warrants and equity investments in over 355 technology-related companies, representing almost $6.1 billion in commitments from inception to June 30, 2016, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which we believe will enable us to identify and attract well-positioned prospective portfolio companies.

We focus our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from warrant and equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities (typically between 24-48 months), security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Historically our structured debt investments to technology-related companies typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies, including the right to convert some portion of our debt into equity, in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, including select publicly listed companies and select special opportunity lower middle market companies that require additional capital to fund acquisitions, recapitalizations and refinancings and established-stage companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (“SQL”) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of June 30, 2016, our proprietary SQL-based database system included approximately 45,000 technology-related companies and approximately 9,200 venture capital firms, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Dividend Reinvestment Plan

We maintain an “opt-out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. See “Dividend Reinvestment Plan.” Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

Taxation

Effective January 1, 2006, we elected to be treated for tax purposes as a RIC under the Code. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. See “Certain United States Federal Income Tax Considerations.” To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. There is no assurance that we will meet these tests and be able to maintain our RIC status. If we do not qualify as a RIC, we would be taxed as a C corporation.

Use of Proceeds

We intend to use the net proceeds from selling our securities for general corporate purposes, which includes investing in debt and equity securities, repayment of indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to a lender in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. We received an exemptive order from the Securities and Exchange Commission, or SEC, that allows us to exclude all SBA leverage from our asset coverage ratio. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity, and Capital Resources” for additional information related to our outstanding debt.

Distributions

As a RIC, we are required to distribute annually to our stockholders at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are not subject to corporate level income taxation on income we timely distribute to our stockholders as dividend distributions. See “Certain United States Federal Income Tax Considerations.” We pay regular quarterly distributions based upon an estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year.

Principal Risk Factors

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. In addition, we expect that our portfolio will continue to consist primarily of securities issued by privately-held technology-related companies, which generally require additional capital to become profitable. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed or to fully repay the amounts owed to us. A large number of entities compete for the same kind of investment opportunities as we seek.

We borrow funds to make our investments in portfolio companies. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our common stock. Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, and operating in a regulated environment. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our securities.

Certain Anti-Takeover Provisions

Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our company. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, New York, NY, Washington, DC, Santa Monica, CA, Hartford, CT and San Diego, CA. We maintain a website on the Internet at www.htgc.com. We make available, free of charge, on our website our proxy statement, annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The footnotes to the fee table state which items are estimates. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Capital, Inc.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	—%
Offering expenses	—	%(2)
Dividend reinvestment plan fees	—	%(3)

Total stockholder transaction expenses (as a percentage of the public offering price)	—	%(4)

Annual Expenses (as a percentage of net assets attributable to common stock):(5)
Operating expenses	6.15	%(6)(7)
Interest and fees paid in connection with borrowed funds	4.67	%(8)

Total annual expenses	10.82	%(9)

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement to this prospectus will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement to this prospectus will disclose the estimated offering expenses.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan”.
(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)	“Net assets attributable to common stock” equals the weighted average net assets for the six-months ended June 30, 2016, which is approximately $721.1 million.
(6)	“Operating expenses” represent our estimated operating expenses by annualizing our actual operating expenses incurred for the six-months ended June 30, 2016, including all fees and expenses of our consolidated subsidiaries and excluding interests and fees on indebtedness. This percentage for the year ended December 31, 2015 was 6.45%. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Management”.
(7)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors (“Board of Directors”). As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(8)	“Interest and fees paid in connection with borrowed funds” represents our estimated interest, fees and credit facility expenses by annualizing our actual interest, fees and credit facility expenses incurred for the six-months ended June 30, 2016, including our Wells Facility, Union Bank Facility, the 2019 Notes, the 2024 Notes, the 2021 Asset-Backed Notes and the SBA debentures, each of which is defined herein. This percentage for the year ended December 31, 2015 was 5.10%.
(9)	“Total annual expenses” is the sum of “operating expenses,” and “interest and fees paid in connection with borrowed funds.” This percentage for the year ended December 31, 2015 was 11.55%. “Total annual expenses” is presented as a percentage of weighted average net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of our wholly-owned consolidated subsidiaries, all of which are included in this fee table presentation.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return	$105	$298	$470	$820

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value (“NAV”), participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the consolidated financial statements and related notes included elsewhere herein. The selected balance sheet data as of the end of fiscal year 2015, 2014, 2013, 2012 and 2011 and the financial statement of operations data for fiscal 2015, 2014, 2013, 2012 and 2011 has been derived from our audited financial statements, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm, but not all of which are presented in this Form N-2.” The historical data are not necessarily indicative of results to be expected for any future period. The selected financial and other data for the six months ended June 30, 2016 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the six months ended June 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.

	For the Six Months Ended June 30 (unaudited)		For the Year Ended December 31,
(in thousands, except per share amounts)	2016	2015	2015	2014	2013	2012	2011
Investment income:
Interest	$76,095	$65,800	$140,266	$126,618	$123,671	$87,603	$70,346
Fees	6,382	4,820	16,866	17,047	16,042	9,917	9,509

Total investment income	82,477	70,620	157,132	143,665	139,713	97,520	79,855
Operating expenses:
Interest	14,589	15,425	30,834	28,041	30,334	19,835	13,252
Loan fees	2,267	3,093	6,055	5,919	4,807	3,917	2,635
General and administrative	7,980	7,687	16,658	10,209	9,354	8,108	7,992
Employee Compensation:
Compensation and benefits	10,016	9,653	20,713	16,604	16,179	13,326	13,260
Stock-based compensation	4,174	4,987	9,370	9,561	5,974	4,227	3,128

Total employee compensation	14,190	14,640	30,083	26,165	22,153	17,553	16,388

Total operating expenses	39,026	40,845	83,630	70,334	66,648	49,413	40,267
Loss on debt extinguishment (Long-term Liabilities - Convertible Senior Notes)	—	(1)	(1)	(1,581)	—	—	—

Net investment income	43,451	29,774	73,501	71,750	73,065	48,107	39,588
Net realized gain (loss) on investments	(4,443)	2,058	5,147	20,112	14,836	3,168	2,741
Net change in unrealized appreciation (depreciation) on investments	(15,238)	(7,162)	(35,732)	(20,674)	11,545	(4,516)	4,607

Total net realized and unrealized gain (loss)	(19,681)	(5,104)	(30,585)	(562)	26,381	(1,348)	7,348

Net increase in net assets resulting from operations	$23,770	$24,670	$42,916	$71,188	$99,446	$46,759	$46,936

Change in net assets per common share (basic)	$0.32	$0.35	$0.60	$1.12	$1.67	$0.93	$1.08

Dividend distributions declared per common share	$0.62	$0.62	$1.24	$1.24	$1.11	$0.95	$0.88

	For the Six Months Ended June 30 (unaudited)		For the Year Ended December 31,
(in thousands, except per share amounts)	2016	2015	2015	2014	2013	2012	2011
Balance sheet data:
Investments, at value	$1,302,778	$1,238,655	$1,200,638	$1,020,737	$910,295	$906,300	$652,870
Cash and cash equivalents	59,715	115,987	95,196	227,116	268,368	182,994	64,474
Total assets	1,395,171	1,396,553	1,334,761	1,299,223	1,221,715	1,123,643	747,394
Total liabilities	677,376	652,862	617,627	640,359	571,708	607,675	316,353
Total net assets	717,795	743,691	717,134	658,864	650,007	515,968	431,041

Other Data:
Total debt investments, at value	1,211,782	1,137,619	1,110,209	923,906	821,988	827,540	585,767
Total warrant investments, at value	25,091	29,842	22,987	25,098	35,637	29,550	30,045
Total equity investments, at value	65,905	71,194	67,442	71,733	52,670	49,210	37,058
Unfunded Commitments(2)	71,157	159,128	75,402	147,689	69,091	19,265	76,128
Net asset value per share(1)	$9.66	$10.26	$9.94	$10.18	$10.51	$9.75	$9.83

(1)	Based on common shares outstanding at period end.
(2)	Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.

The following tables set forth certain quarterly financial information for each of the eight quarters up to and ending December 31, 2015 and the quarters ending March 31, 2016 and June 30, 2016. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	For the Quarter Ended (unaudited)
(in thousands, except per share data)	June 30, 2016	March 31, 2016
Total investment income	$43,538	$38,939
Net investment income before investment gains and losses	23,354	20,097
Net increase (decrease) in net assets resulting from operations	9,475	14,295
Change in net assets per common share (basic)	$0.13	$0.20

	Quarter Ended
(in thousands, except per share data)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Total investment income	$32,494	$38,126	$47,132	$39,380
Net investment income before investment gains and losses	12,993	16,781	23,590	20,137
Net increase (decrease) in net assets resulting from operations	21,919	2,752	4,075	14,170
Change in net assets per common share (basic)	$0.33	$0.03	$0.05	$0.20

	Quarter Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Total investment income	$35,770	$34,001	$37,019	$36,875
Net investment income before investment gains and losses	18,304	18,551	18,995	15,899
Net increase (decrease) in net assets resulting from operations	22,185	13,191	15,177	20,635
Change in net assets per common share (basic)	$0.36	$0.21	$0.24	$0.32

RISK FACTORS

Investing in our securities may be speculative and involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus, including our financial statements and the related notes and the schedules and exhibits to this prospectus. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Related to our Business Structure

We are dependent upon key management personnel for their time availability and for our future success and if we are not able to hire and retain qualified personnel, or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

We depend upon the members of our senior management as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships on which we rely to implement our business plan. If we lose the services of any senior management members we may not be able to operate the business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. Furthermore, we do not have an employment agreement with our senior management that restricts them from creating new investment vehicles subject to compliance with applicable law. We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting and retaining such personnel, we may not be able to operate our business as we expect.

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund sponsors, and our inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with venture capital and private equity firms, and we will rely to a significant extent upon these relationships to provide us with our deal flow. If we fail to maintain our existing relationships, our relationships become strained as a result of enforcing our rights with respect to non-performing portfolio companies in protecting our investments or we fail to develop new relationships with other firms or sources of investment opportunities, then we will not be able to grow our investment portfolio. In addition, persons with whom members of our management team have relationships are not obligated to provide us with investment opportunities and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.

A number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with a large number of venture capital and private equity firms, as well as with other investment funds, business development companies, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and/or access to funding sources that are not available to us. This may enable some competitors to make loans with interest rates that are comparable to or lower than the rates that we typically offer. A significant increase in the number and/or the size of our competitors, including traditional commercial lenders and other financing sources, in technology-related industries could force us to accept less attractive investment terms. We may be unable to capitalize on certain opportunities if we do not match competitors’ pricing, terms and structure. If we do match competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Code imposes on us as a RIC. If we are not able to compete effectively, our business, financial condition, and results of operations will be adversely affected. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities, or that we will be able to fully invest our available capital.

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

Our ability to achieve our investment objective will depend on our ability to sustain growth. Sustaining growth will depend, in turn, on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. Organizational growth and scale-up of our investments could strain our existing managerial, investment, financial and other resources. Management of the Company’s growth divert financial resources from other projects. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Because we intend to distribute substantially all of our income to our stockholders in order to qualify as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the tax requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain realized net capital gains, which we may retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. This limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so. In addition, shares of closed-end investment companies have recently traded at discounts to their NAV. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV. If our common stock trades below its NAV, we generally will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our NAV could decline. In addition, our results of operations and financial condition could be adversely affected.

Because most of our investments typically are not in publicly-traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our NAV.

At June 30, 2016, portfolio investments, whose fair value is determined in good faith by the Board of Directors, were approximately 93.4% of our total assets. We expect our investments to continue to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value.

There is no single standard for determining fair value in good faith. We value these securities at fair value as determined in good faith by our Board of Directors, based on the recommendations of our Audit Committee. In making a good faith determination of the value of these securities, we generally start with the cost basis of each security, which includes the amortized original issue discount, or OID, and payment-in-kind, or PIK, interest, if any. The Audit Committee uses its best judgment in arriving at the fair value of these securities. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while applying a valuation process for the types of investments we make, which includes but is not limited to deriving a hypothetical exit price. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Because we have substantial indebtedness, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leverage would cause the NAV attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause the NAV attributable to our common stock to decline more than it otherwise would have had we not used leverage. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. If we are not able to service our substantial indebtedness, our business could be harmed materially.

Our secured credit facilities with Wells Fargo Capital Finance LLC (the “Wells Facility”) and MUFG Union Bank, N.A. (the “Union Bank Facility,” and together with the Wells Facility, our “Credit Facilities”), our 2019 Notes, our 2024 Notes and our 2021 Asset-Backed Notes (as each term is defined below) contain financial and operating covenants that could restrict our business activities, including our ability to declare dividend distributions if we default under certain provisions.

As of June 30, 2016, there were no borrowings outstanding under the Wells Facility or Union Bank Facility. In addition, as of June 30, 2016, we had approximately $190.2 million of indebtedness outstanding incurred by our SBIC subsidiaries, approximately $110.4 million in aggregate principal amount of 7.00% notes due 2019 (the “2019 Notes”), approximately $103.0 million in aggregate principal amount of 6.25% notes due 2024 (the “2024 Notes”) and approximately $129.3 million in aggregate principal amount of fixed rate asset-backed notes issued in November 2014 (the “2021 Asset-Backed Notes”) in connection with our $237.4 million debt securitization (the “2014 Debt Securitization”).

There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

As a business development company, generally, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such distribution or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. As of June 30, 2016 our asset coverage ratio under our regulatory requirements as a business development company was 248.1% excluding our SBIC debentures as a result of our exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio and was 206.4% when including all SBA leverage at June 30, 2016.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

	Annual Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder(1)	(24.77%)	(15.05%)	(5.34%)	4.38%	14.10%

(1)	Assumes $1.4 billion in total assets, $674.8 million in debt outstanding, $717.8 million in stockholders’ equity, and an average cost of funds of 5.68%, which is the approximate average cost of borrowed funds, including our Credit Facilities, our 2019 Notes, 2024 Notes, our SBA debentures and our 2021 Asset-Backed Notes for the period ended June 30, 2016. Actual interest payments may be different.

It is likely that the terms of any current or future long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

Under our borrowings and our Credit Facilities, current lenders have, and any future lender or lenders may have, fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets pledged as collateral under the Credit Facilities. Our Credit Facilities and borrowings also subject us to various financial and operating covenants, including, but not limited to, maintaining certain financial ratios and minimum tangible net worth amounts. Future credit facilities and borrowings will likely subject us to similar or additional covenants. In addition, we may grant a security interest in our assets in connection with any such credit facilities and borrowings.

Our Credit Facilities generally contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. In addition, our Credit Facilities require or are expected to require the repayment of all outstanding debt on the maturity which may disrupt our business and potentially the business of our portfolio companies that are financed through the facilities. An event of default under these facilities would likely result, among other things, in termination of the availability of further funds under the facilities and accelerated maturity dates for all amounts outstanding under the facilities, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we finance through the facilities. This could reduce our revenues and, by delaying any cash payment allowed to us under our facilities until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and our ability to make distributions sufficient to maintain our ability to be subject to tax as a RIC.

The terms of future available financing may place limits on our financial and operation flexibility. If we are unable to obtain sufficient capital in the future, we may be forced to reduce or discontinue our operations, not be able to make new investments, or otherwise respond to changing business conditions or competitive pressures.

In addition to regulatory requirements that restrict our ability to raise capital, our Credit Facilities, the 2019 Notes and the 2024 Notes contain various covenants which, if not complied with, could require accelerated repayment under the facility or require us to repurchase the 2019 Notes and the 2024 Notes thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

The credit agreements governing our Credit Facilities, the 2019 Notes, and the 2024 Notes require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, debt to equity and interest coverage. Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. There are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders under our Credit Facilities and could accelerate repayment under the facilities or the 2019 Notes or 2024 Notes and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay a sufficient amount of distributions and maintain our ability to be subject to tax as a RIC. We may not have enough available cash or be able to obtain financing at the time we are required to make repurchases. See “Management’s Discussion and Analysis of Financial Condition of Results of Operations—Borrowings.”

We may be unable to obtain debt capital on favorable terms or at all, in which case we would not be able to use leverage to increase the return on our investments.

If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies. An inability to obtain debt capital may also limit our ability to refinance existing indebtedness, particularly during periods of adverse credit market conditions when refinancing indebtedness may not be available under interest rates and other terms acceptable to us or at all.

We are subject to certain risks as a result of our interests in connection with the 2014 Debt Securitization and our equity interest in the 2014 Securitization Issuer.

On November 13, 2014, in connection with the 2014 Debt Securitization and the offering of the 2021 Asset-Backed Notes by Hercules Capital Funding Trust 2014-1 (the “2014 Securitization Issuer”), we sold and/or contributed to Hercules Capital Funding 2014-1 LLC, as trust depositor (the “2014 Trust Depositor”), certain senior loans made to certain of our portfolio companies (the “2014 Loans”), which the 2014 Trust Depositor in turn sold and/or contributed to the 2014 Securitization Issuer in exchange for 100% of the equity interest in the 2014 Securitization Issuer, cash proceeds and other consideration. Following these transfers, the 2014 Securitization Issuer, and not the 2014 Trust Depositor or us, held all of the ownership interest in the 2014 Loans.

As a result of the 2014 Debt Securitization, we hold, indirectly through the 2014 Trust Depositor, 100% of the equity interests in the 2014 Securitization Issuer. As a result, we consolidate the financial statements of the 2014 Trust Depositor and the 2014 Securitization Issuer, as well as our other subsidiaries, in our consolidated financial statements. Because the 2014 Trust Depositor and the 2014 Securitization Issuer is disregarded as an entity separate from its owners for U.S. federal income tax purposes, the sale or contribution by us to the 2014 Trust Depositor, and by the 2014 Trust Depositor to the 2014 Securitization Issuer, as applicable, did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service (“IRS”) were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows.

Further, a failure of the 2014 Securitization Issuer to be treated as a disregarded entity for U.S. federal income tax purposes would constitute an event of default pursuant to the indenture under the 2014 Debt Securitization, upon which the trustee under the 2014 Debt Securitization (the “2014 Trustee”), may and will at the direction of a supermajority of the holders of the 2021 Asset-Backed Notes (the “2021 Noteholders”), declare the 2021 Asset-Backed Notes, to be immediately due and payable and exercise remedies under the applicable indenture, including (i) to institute proceedings for the collection of all amounts then payable on the 2021 Asset-Backed Notes, or under the applicable indenture, enforce any judgment obtained, and collect from the 2014 Securitization Issuer and any other obligor upon the 2021 Asset-Backed Notes monies adjudged due; (ii) institute proceedings from time to time for the complete or partial foreclosure of the applicable indenture with respect to the property of the 2014 Securitization Issuer; (iii) exercise any remedies as a secured party under the relevant Uniform Commercial Code and take other appropriate action under applicable law to protect and enforce the rights and remedies of the 2014 Trustee and the 2021 Noteholders; or (iv) sell the property of the 2014 Securitization Issuer or any portion thereof or rights or interest therein at one or more public or private sales called and conducted in any matter permitted by law. Any such exercise of remedies could have a material adverse effect on our business, financial condition, results of operations or cash flows.

An event of default in connection with the 2014 Debt Securitization could give rise to a cross-default under our other material indebtedness.

The documents governing our other material indebtedness contain customary cross-default provisions that could be triggered if an event of default occurs in connection with the 2014 Debt Securitization. An event of default with respect to our other indebtedness could lead to the acceleration of such indebtedness and the exercise of other remedies as provided in the documents governing such other indebtedness. This could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our ability to be subject to tax as a RIC.

We may not receive cash distributions in respect of our indirect ownership interests in the 2014 Securitization Issuer.

Apart from fees payable to us in connection with our role as servicer of the 2014 Loans and the reimbursement of related amounts under the documents governing the 2014 Debt Securitization, we receive cash in connection with the 2014 Debt Securitization only to the extent that the 2014 Trust Depositor receives payments in respect of its equity interests in the 2014 Securitization Issuer. The respective holders of the equity interests in the 2014 Securitization Issuer are the residual claimants on distributions, if any, made by the 2014 Securitization Issuer after the respective 2014 Noteholders and other claimants have been paid in full on each payment date or upon maturity of the 2021 Asset-Backed Notes, subject to the priority of payments under the 2014 Debt Securitization documents governing the 2014 Debt Securitization. To the extent that the value of a 2014 Securitization Issuer’s portfolio of loans is reduced as a result of conditions in the credit markets (relevant in the event of a liquidation event), other macroeconomic factors, distressed or defaulted loans or the failure of individual portfolio companies to otherwise meet their obligations in respect of the loans, or for any other reason, the ability of the 2014 Securitization Issuer to make cash distributions in respect of the 2014 Trust Depositor’s equity interests would be negatively affected and consequently, the value of the equity interests in the 2014 Securitization Issuer would also be reduced. In the event that we fail to receive cash indirectly from the 2014 Securitization Issuer, we could be unable to make distributions, if at all, in amounts sufficient to maintain our ability to be subject to tax as a RIC.

The interests of the 2014 Noteholders may not be aligned with our interests.

The 2021 Asset-Backed Notes are debt obligations ranking senior in right of payment to the rights of the holder of the equity interests in the 2014 Securitization Issuer, as residual claimants in respect of distributions, if any, made by the 2014 Securitization Issuer. As such, there are circumstances in which the interests of the 2014 Noteholders may not be aligned with the interests of holders of the equity interests in the 2014 Securitization

Issuer. For example, under the terms of the documents governing the 2014 Debt Securitization, the 2014 Noteholders have the right to receive payments of principal and interest prior to holders of the equity interests.

For as long as the 2021 Asset-Backed Notes remain outstanding, the respective 2014 Noteholders have the right to act in certain circumstances with respect to the 2014 Loans in ways that may benefit their interests but not the interests of the respective holders of the equity interests in the 2014 Securitization Issuer, including by exercising remedies under the documents governing the 2014 Debt Securitization.

If an event of default occurs, the 2014 Noteholders will be entitled to determine the remedies to be exercised, subject to the terms of the documents governing the 2014 Debt Securitization. For example, upon the occurrence of an event of default with respect to the 2021 Asset-Backed Notes, the 2014 Trustee may and will at the direction of the holders of a supermajority of the applicable 2021 Asset-Backed Notes declare the principal, together with any accrued interest, of the notes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the 2014 Securitization Issuer. The 2021 Asset-Backed Notes then outstanding will be paid in full before any further payment or distribution on the equity interest is made. There can be no assurance that there will be sufficient funds through collections on the 2014 Loans or through the proceeds of the sale of the 2014 Loans in the event of a bankruptcy or insolvency to repay in full the obligations under the 2021 Asset-Backed Notes, or to make any distribution to holders of the equity interests in the 2014 Securitization Issuer.

Remedies pursued by the 2014 Noteholders could be adverse to our interests as the indirect holder of the equity interests in the 2014 Securitization Issuer. The 2014 Noteholders have no obligation to consider any possible adverse effect on such other interests. Thus, there can be no assurance that any remedies pursued by the 2014 Noteholders will be consistent with the best interests of the 2014 Trust Depositor or that we will receive, indirectly through the 2014 Trust Depositor, any payments or distributions upon an acceleration of the 2021 Asset-Backed Notes. Any failure of the 2014 Securitization Issuer to make distributions in respect of the equity interests that we indirectly hold, whether as a result of an event of default and the acceleration of payments on the 2021 Asset-Backed Notes or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our ability to be subject to tax as a RIC.

Certain events related to the performance of 2014 Loans could lead to the acceleration of principal payments on the 2021 Asset-Backed Notes.

The following constitute rapid amortization events (“Rapid Amortization Events”) under the documents governing the 2014 Debt Securitization: (i) the aggregate outstanding principal balance of delinquent 2014 Loans, and restructured 2014 Loans that would have been delinquent 2014 Loans had such loans not become restructured loans exceeds 10% of the current aggregate outstanding principal balance of the 2014 Loans for a period of three consecutive months; (ii) the aggregate outstanding principal balance of defaulted 2014 Loans exceeds 5% of the initial outstanding principal balance of the 2014 Loans determined as November 13, 2014 for a period of three consecutive months; (iii) the aggregate outstanding principal balance of the 2021 Asset-Backed Notes exceeds the borrowing base for a period of three consecutive months; (iv) the 2014 Securitization Issuer’s pool of 2014 Loans contains 2014 Loans to ten or fewer obligors; and (v) the occurrence of an event of default under the documents governing the 2014 Debt Securitization. After a Rapid Amortization Event has occurred, subject to the priority of payments under the documents governing the 2014 Debt Securitization, principal collections on the 2014 Loans will be used to make accelerated payments of principal on the 2021 Asset-Backed Notes until the principal balance of the 2021 Asset-Back Notes is reduced to zero. Such an event could delay, reduce or eliminate the ability of the 2014 Securitization Issuer to make distributions in respect of the equity interests that we indirectly hold, which could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our ability to be subject to tax as a RIC.

We have certain repurchase obligations with respect to the 2014 Loans transferred in connection with the 2014 Debt Securitization.

As part of the 2014 Debt Securitization, we entered into a sale and contribution agreement and a sale and servicing agreement under which we would be required to repurchase any 2014 Loan (or participation interest therein) which was sold to the 2014 Securitization Issuer in breach of certain customary representations and warranty made by us or by the 2014 Trust Depositors with respect to such 2014 Loan or the legal structure of the 2014 Debt Securitization. To the extent that there is a breach of such representations and warranties and we fail to satisfy any such repurchase obligation, a 2014 Trustee may, on behalf of the 2014 Securitization Issuer, bring an action against us to enforce these repurchase obligations.

Our investments in a portfolio company, whether debt, equity, or a combination thereof, may lead to our receiving material non-public information (“MNPI”) or obtaining ‘control’ of the target company. Our ability to exit an investment where we have MNPI or control could be limited and could result in a realized loss on the investment.

If we receive MNPI, or a controlling interest in a portfolio company, our ability to divest ourselves from a debt or equity investment could be restricted. Causes of such restriction could include market factors, such as liquidity in a private stock, or limited trading volume in a public company’s securities, or regulatory factors, such as the receipt of MNPI or insider blackout periods, where we are under legal obligation not to sell. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

Regulations governing our operations as a business development company may affect our ability to, and the manner in which, we raise additional capital, which may expose us to risks.

Our business will require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowings, securitization transactions or other indebtedness, or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such distribution or purchase price. Our ability to pay distributions or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%.

If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such transaction may be disadvantageous. As a result of issuing senior securities, we would also be exposed to risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance operations. Other than in certain limited situations such as rights offerings, as a business development company, we are generally not able to issue our common stock at a price below NAV without first obtaining required approvals from our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” as defined under the 1940 Act, unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the senior loans we make will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility, and lead to situations where we might have to restrict our borrowings, reduce our leverage, sell securities and pursue other activities that we are allowed to engage in as a business development company. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see “Regulation.”

To the extent OID and PIK interest constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include OID instruments and contractual PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

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The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

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OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

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For accounting purposes, any cash distributions to stockholders representing OID and PIK income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

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The deferral of PIK interest may have a negative impact on our liquidity as it represents non-cash income that may require cash distributions to our stockholders in order to maintain our ability to be subject to tax as a RIC.

If we are unable to satisfy Code requirements for qualification as a RIC, then we will be subject to corporate-level income tax, which would adversely affect our results of operations and financial condition.

We elected to be treated as a RIC for federal income tax purposes with the filing of our federal corporate income tax return for 2006. We will not qualify for the tax treatment allowable to RICs if we are unable to comply with the source of income, asset diversification and distribution requirements contained in Subchapter M of the Code, or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to a corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the NAV of our common stock and the total return, if any, obtainable from your investment in our common stock.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

In accordance with U.S. federal tax requirements, we are required to include in income for tax purposes certain amounts that we have not yet received in cash, such as OID and contractual PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. In addition to the cash yields received on our loans, in some instances, our loans generally include one or more of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees or prepayment fees. In some cases our loans also include contractual PIK interest arrangements. The increases in loan balances as a result of contractual PIK arrangements are included in income for the period in which such PIK interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income for tax purposes certain other amounts prior to receiving the related cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in OID for tax purposes, which we must recognize as ordinary income, increasing the amount that we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because these warrants generally will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related OID, if ever, we would need to obtain cash from other sources or to pay a portion of our distributions using shares of newly issued common stock, consistent with IRS requirements, to satisfy such distribution requirements.

Other features of the debt instruments that we hold may also cause such instruments to generate OID, resulting in a dividend distribution requirement in excess of current cash interest received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the RIC tax requirement to distribute dividends each taxable year to our stockholders generally of an amount equal to at least 90% of our investment company taxable income. Under such circumstances, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources and are otherwise unable to satisfy such distribution requirements, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level income tax on all our taxable income (including any net realized securities gains).

Furthermore, we may invest in the equity securities of non-U.S. corporations (or other non-U.S. entities classified as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances, these rules also could require us to recognize taxable income or gains where we do not receive a corresponding payment in cash.

Our portfolio investments may present special tax issues.

Investments in below-investment grade debt instruments and certain equity securities may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless debt in equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. Such matters could cause us to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require us to make taxable distributions to our stockholders to maintain our RIC status or preclude the imposition of either U.S. federal corporate income or excise taxation. Additionally, because such taxable income may not be matched by corresponding cash received by us, we may be required to borrow money or dispose of other investments to be able to make distributions to our stockholders. These and other issues will be considered by us, to the extent determined necessary, in order that we minimize the level of any U.S. federal income or excise tax that we would otherwise incur. See “Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

Legislative or regulatory tax changes could adversely affect you.

At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or of you as a stockholder. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results, or our business may not perform in a manner that will allow us to make a specified level of distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our Credit Facilities limit our ability to declare dividend distributions if we default under certain provisions of our Credit Facilities.

We have and may in the future choose to pay distributions in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

Under applicable Treasury regulations and other administrative authorities issued by the IRS, RICs are permitted to treat certain distributions payable in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes provided that stockholders have the opportunity to elect to receive all or a portion of such distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold federal income tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We may in the future determine to distribute taxable dividends that are partially payable in our common stock.

We are exposed to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect our profitability or the value of our portfolio

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities, and, accordingly, may have a material adverse effect on our investment objective and rate of return on investment capital. A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments and may issue debt securities, preferred stock or other securities, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which we invest these funds. Typically, we anticipate that our interest-earning investments will accrue and pay interest at both variable and fixed rates, and that our interest-bearing liabilities will generally accrue interest at fixed rates.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that most of our current initial investments in debt securities will be at floating rate with a floor. However, in the event that we make investments in debt securities at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. As of June 30, 2016, approximately 92.8% of our loans were at floating rates or floating rates with a floor and 7.2% of the loans were at fixed rates.

In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and there can be no assurance that any such hedging arrangements will achieve the desired effect. During the six months ended June 30, 2016, we did not engage in any hedging activities.

Our realized gains are reduced by amounts paid pursuant to the warrant participation agreement.

Citigroup Global Markets Realty Corp. (“Citigroup”), a former credit facility provider to Hercules, has an equity participation right through a warrant participation agreement on the pool of loans and certain warrants formerly collateralized under its then existing credit facility (the “Citibank Credit Facility”). Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral under the Citibank Credit Facility. As a result, Citigroup is entitled to 10% of the realized gains on certain warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the six months ended June 30, 2016, we recorded a decrease in participation liability and an increase in unrealized appreciation by a net amount of approximately $32,000 as a result of depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement and the acquisition proceeds we received on our Ping Identity Corporation equity investment. The remaining value of their participation right on unrealized gains in the related equity investments was approximately $79,000 as of June 30, 2016 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid approximately $2.4 million under the warrant participation agreement thereby reducing our realized gains by this amount. We will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup warrant participation agreement are set to expire between August 2016 and January 2017.

Legislation may allow us to incur additional leverage.

As a business development company, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). If recent legislation in the U.S. House of Representatives is passed, or similar legislation is introduced, it would modify this section of the 1940

Act and increase the amount of debt that business development companies may incur. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase. However, the ultimate form and likely outcome of such legislation or any similar legislation cannot be predicted.

Two of our wholly-owned subsidiaries are licensed by the U.S. Small Business Administration, and as a result, we will be subject to SBA regulations, which could limit our capital or investment decisions.

Our wholly-owned subsidiaries HT II and HT III are licensed to act as SBICs and are regulated by the SBA. HT II and HT III hold approximately $112.9 million and $286.3 million in assets, respectively, and they accounted for approximately 6.6% and 16.7% of our total assets, respectively, prior to consolidation at June 30, 2016. The SBIC licenses allow our SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures.

The SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If either HT II or HT III fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/ or limit HT II or HT III from making new investments. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries.

HT II and HT III were in compliance with the terms of the SBIC’s leverage as of June 30, 2016 as a result of having sufficient capital as defined under the SBA regulations. Compliance with SBA requirements may cause HT II and HT III to forego attractive investment opportunities that are not permitted under SBA regulations. See “Regulation—Small Business Administration Regulations.”

SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC to $150.0 million or to a group of SBICs under common control to $350.0 million.

An SBIC may not borrow an amount in excess of two times (and in certain cases, up to three times) its regulatory capital. As of June 30, 2016, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries, which is the maximum combined capacity for our SBIC subsidiaries under our existing licenses. During times that we reach the maximum dollar amount of SBA-guaranteed debentures permitted, and if we require additional capital, our cost of capital is likely to increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the current status of our SBIC subsidiaries as SBICs does not automatically assure that our SBIC subsidiaries will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies and available SBA funding. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by our SBIC subsidiaries.

The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. Our SBIC subsidiaries will need to generate sufficient cash flow to make required interest payments on the debentures. If our SBIC subsidiaries are unable to meet their financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under such debentures as the result of a default by us.

Our wholly-owned SBIC subsidiaries may be unable to make distributions to us that will enable us to maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our investment company taxable income and net capital gains, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, as amended, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our ability to be subject to tax as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our ability to be subject to tax as a RIC. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could materially and adversely affect our business and impair our ability to make distributions to our stockholders.

Changes in laws or regulations governing our business could negatively affect the profitability of our operations.

Changes in the laws or regulations, or the interpretations of the laws and regulations, which govern business development companies, SBICs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations, in addition to applicable foreign and international laws and regulations, and are subject to judicial and administrative decisions that affect our operations, including our loan originations maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, then we may have to incur significant expenses in order to comply or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, then we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business results of operations or financial condition.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NYSE have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act, and the SEC has adopted, and will continue to adopt, additional rules and regulations that may impact us. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

In addition, our failure to maintain compliance with such rules, or for our management to appropriately address issues relating to our compliance with such rules fully and in a timely manner, exposes us to an increasing risk of inadvertent non-compliance. While the Company’s management team takes reasonable efforts to ensure that the Company is in full compliance with all laws applicable to its operations, the increasing rate and extent of regulatory change increases the risk of a failure to comply, which may result in our ability to operate our business in the ordinary course or may subject us to potential fines, regulatory findings or other matters that may materially impact our business.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.

Results may fluctuate and may not be indicative of future performance.

Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of our debt investments, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.

We face cyber-security risks and the failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay distributions.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunication outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay distributions to our stockholders.

Risks Related to Current Economic and Market Conditions

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. While the capital markets have improved, these conditions could deteriorate again in the future. During such market disruptions, we may have difficulty raising debt or equity capital, especially as a result of regulatory constraints.

Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

Various social and political tensions in the United States and around the world, including in the Middle East, Eastern Europe and Russia, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, continue to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is also continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an impact on our business and that of our portfolio companies. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency.

These market and economic disruptions affect, and these and other similar market and economic disruptions may in the future affect, the U.S. capital markets, which could adversely affect our business and that of our portfolio companies. We cannot predict the duration of the effects related to these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Depending on funding requirements, we may need to raise additional capital to meet our unfunded commitments either through equity offerings or through additional borrowings.

As of June 30, 2016, we had approximately $71.2 million of unfunded commitments, including undrawn revolving facilities, which were available at the request of the portfolio company and unencumbered by milestones.

Our unfunded contractual commitments may be significant from time to time. A portion of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Furthermore, our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. Closed commitments generally fund 70-80% of the committed amount in aggregate over the life of the commitment. We believe that our assets provide adequate cover to satisfy all of our unfunded comments and we intend to use cash flow from normal and early principal repayments and proceeds from borrowings and notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

Changes relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of the London Interbank Offered Rate, or LIBOR, across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Risks Related to Our Investments

Our investments are concentrated in certain industries and in a number of technology-related companies, which subjects us to the risk of significant loss if any of these companies default on their obligations under any of their debt securities that we hold, or if any of the technology-related industry sectors experience a downturn.

We have invested and intend to continue investing in a limited number of technology-related companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond the asset diversification requirements to which we are subject as a business development company and a RIC, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one portfolio company and our investments could be concentrated in relatively few issuers. In addition, we have invested in and intend to continue investing, under normal circumstances, at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in technology-related companies.

As of June 30, 2016, approximately 63.4% of the fair value of our portfolio was composed of investments in four industries: 23.8% was composed of investments in the drug discovery and development industry, 14.5% was comprised of investments in the sustainable and renewable technology industry, 13.9% was composed of investments in the software industry, and 11.1% was composed of investments in the drug delivery industry.

As a result, a downturn in technology-related industry sectors and particularly those in which we are heavily concentrated could materially adversely affect our financial condition.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the fair value of the totals of investments held in portfolio companies at June 30, 2016 that represent greater than 5% of our net assets:

	June 30, 2016
(in thousands)	Fair Value	Percentage of Net Assets
Machine Zone, Inc.	$102,668	14.3%
Sungevity Development, LLC.	$64,359	9.0%
Actifio, Inc.	$40,092	5.6%

Machine Zone, Inc. is a technology company that is best known for building mobile Massively Multiplayer Online games with a focus on community-based gameplay.

Sungevity Development, LLC. is a global residential solar energy provider focused on making it easy and affordable for homeowners to benefit from solar power.

Actifio, Inc. is a software company that helps global enterprise customers and service provider partners virtualize their data in order to improve their data resiliency, agility, and mobility while reducing cost and operational complexity.

Our financial results could be materially adversely affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

Our investments may be in portfolio companies that have limited operating histories and resources.

We expect that our portfolio will continue to consist of investments that may have relatively limited operating histories. These companies may be particularly vulnerable to U.S. and foreign economic downturns may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from larger, more established companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation applicable to their given industry. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. We may lose our entire investment in any or all of our portfolio companies.

Investing in publicly traded companies can involve a high degree of risk and can be speculative.

We have invested, and expect to continue to invest, a portion of our portfolio in publicly traded companies or companies that are in the process of completing their initial public offering (“IPO”). As publicly traded companies, the securities of these companies may not trade at high volumes, and prices can be volatile, particularly during times of general market volatility, which may restrict our ability to sell our positions and may have a material adverse impact on us.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a business development company, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a market capitalization that is less than $250 million at the time of such investment and meets the other specified requirements.

Our investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs and periodic downturns, and you could lose all or part of your investment.

We have invested and will continue investing primarily in technology-related companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related industries are generally characterized by abrupt business cycles and intense competition. Overcapacity in technology-related industries, together with cyclical economic downturns, may result in substantial decreases in the market capitalization of many technology-related companies. Such decreases in market capitalization may occur again, and any future decreases in technology-related company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the average selling prices of products and some services provided by technology-related companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Our investments in sustainable and renewable technology companies are subject to substantial operational risks, such as underestimated cost projections, unanticipated operation and maintenance expenses, loss of government subsidies, and inability to deliver cost-effective alternative energy solutions compared to traditional energy products. In addition, sustainable and renewable technology companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies. Furthermore, production levels for solar, wind and other renewable energies may be dependent upon adequate sunlight, wind, or biogas production, which can vary from market to market and period to period, resulting in volatility in production levels and profitability. Demand for sustainable and renewable technology is also influenced by the available supply and prices for other energy products, such as coal, oil and natural gases. A change in prices in these energy products could reduce demand for alternative energy.

A natural disaster may also impact the operations of our portfolio companies, including our technology-related portfolio companies. The nature and level of natural disasters cannot be predicted and may be exacerbated by global climate change. A portion of our technology-related portfolio companies rely on items assembled or produced in areas susceptible to natural disasters, and may sell finished goods into markets susceptible to natural disasters. A major disaster, such as an earthquake, tsunami, flood or other catastrophic event could result in disruption to the business and operations of our technology-related portfolio companies.

We will invest in technology-related companies that are reliant on U.S. and foreign regulatory and governmental programs. Any material changes or discontinuation, due to change in administration or U.S. Congress or otherwise could have a material adverse effect on the operations of a portfolio company in these industries and, in turn, impair our ability to timely collect principal and interest payments owed to us to the extent applicable.

We have invested in and may continue investing in technology-related companies that do not have venture capital or private equity firms as equity investors, and these companies may entail a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Portfolio companies that do not have venture capital or private equity investors may be unable to raise any additional capital to satisfy their obligations or to raise sufficient additional capital to reach the next stage of development. Portfolio companies that do not have venture capital or private equity investors may be less financially sophisticated and may not have access to independent members to serve on their boards, which means that they may be less successful than portfolio companies sponsored by venture capital or private equity firms. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are sponsored by venture capital or private equity firms.

Sustainable and renewable technology companies are subject to extensive government regulation and certain other risks particular to the sectors in which they operate and our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting such sectors change or if our portfolio companies fail to comply with such regulations.
As part of our investment strategy, we plan to invest in portfolio companies in sustainable and renewable technology sectors that may be subject to extensive regulation by foreign, U.S. federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns. Furthermore, if any of our portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Our portfolio companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace.

In addition, there is considerable uncertainty about whether foreign, U.S., state and/or local governmental entities will enact or maintain legislation or regulatory programs that mandate reductions in greenhouse gas emissions or provide incentives for sustainable and renewable technology companies. Without such regulatory policies, investments in sustainable and renewable technology companies may not be economical and financing for sustainable and renewable technology companies may become unavailable, which could materially adversely affect the ability of our portfolio companies to repay the debt they owe to us. Any of these factors could materially and adversely affect the operations and financial condition of a portfolio company and, in turn, the ability of the portfolio company to repay the debt they owe to us.

Cyclicality within the energy sector may adversely affect some of our portfolio companies.

Industries within the energy sector are cyclical with fluctuations in commodity prices and demand for, and production of commodities driven by a variety of factors. The highly cyclical nature of the industries within the energy sector may lead to volatile changes in commodity prices, which may adversely affect the earnings of energy companies in which we may invest and the performance and valuation of our portfolio.

Volatility of oil and natural gas prices could impair certain of our portfolio companies’ operations and ability to satisfy obligations to their respective lenders and investors, including us, which could negatively impact our financial condition.

Some of our portfolio companies’ businesses are heavily dependent upon the prices of, and demand for, oil and natural gas, which have recently declined significantly and such volatility could continue or increase in the future. A substantial or extended decline in oil and natural gas demand or prices may adversely affect the business, financial condition, cash flow, liquidity or results of operations of these portfolio companies and might impair their ability to meet capital expenditure obligations and financial commitments. A prolonged or continued decline in oil prices could therefore have a material adverse effect on our business, financial condition and results of operations.

Our investments in the life sciences industry are subject to extensive government regulation, litigation risk and certain other risks particular to that industry.

We have invested and plan to continue investing in companies in the life sciences industry that are subject to extensive regulation by the Food and Drug Administration, or the FDA, and to a lesser extent, other federal, state and other foreign agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, governmental budgetary constraints effecting the regulatory approval process, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry. Portfolio companies in the life sciences industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our investments in the drug discovery industry are subject to numerous risks, including competition, extensive government regulation, product liability and commercial difficulties.

Our investments in the drug discovery industry are subject to numerous risks. The successful and timely implementation of the business model of our drug discovery portfolio companies depends on their ability to adapt to changing technologies and introduce new products. As competitors continue to introduce competitive products, the development and acquisition of innovative products and technologies that improve efficacy, safety, patient’s and clinician’s ease of use and cost-effectiveness are important to the success of such portfolio companies. The success of new product offerings will depend on many factors, including the ability to properly anticipate and satisfy customer needs, obtain regulatory approvals on a timely basis, develop and manufacture products in an economic and timely manner, obtain or maintain advantageous positions with respect to intellectual property, and differentiate products from those of competitors. Failure by our portfolio companies to introduce planned products or other new products or to introduce products on schedule could have a material adverse effect on our business, financial condition and results of operations.

Further, the development of products by drug discovery companies requires significant research and development, clinical trials and regulatory approvals. The results of product development efforts may be affected by a number of factors, including the ability to innovate, develop and manufacture new products, complete clinical trials, obtain regulatory approvals and reimbursement in the U.S. and abroad, or gain and maintain market approval of products. In addition, regulatory review processes by U.S. and foreign agencies may extend longer than anticipated as a result of decreased funding and tighter fiscal budgets. Further, patents attained by others can preclude or delay the commercialization of a product. There can be no assurance that any products now in development will achieve technological feasibility, obtain regulatory approval, or gain market acceptance. Failure can occur at any point in the development process, including after significant funds have been invested. Products may fail to reach the market or may have only limited commercial success because of efficacy or safety concerns, failure to achieve positive clinical outcomes, inability to obtain necessary regulatory approvals, failure to achieve market adoption, limited scope of approved uses, excessive costs to manufacture, the failure to establish or maintain intellectual property rights, or the infringement of intellectual property rights of others.

Future legislation, and/or regulations and policies adopted by the FDA or other U.S. or foreign regulatory authorities may increase the time and cost required by some of our portfolio companies to conduct and complete clinical trials for the product candidates that they develop, and there is no assurance that these companies will obtain regulatory approval to market and commercialize their products in the U.S. and in foreign countries.

The FDA has established regulations, guidelines and policies to govern the drug development and approval process, as have foreign regulatory authorities, which affect some of our portfolio companies. Any change in regulatory requirements due to the adoption by the FDA and/or foreign regulatory authorities of new legislation, regulations, or policies may require some of our portfolio companies to amend existing clinical trial protocols or add new clinical trials to comply with these changes. Such amendments to existing protocols and/or clinical trial applications or the need for new ones, may significantly impact the cost, timing and completion of the clinical trials.

In addition, increased scrutiny by the U.S. Congress of the FDA’s and other authorities approval processes may significantly delay or prevent regulatory approval, as well as impose more stringent product labeling and post-marketing testing and other requirements. Foreign regulatory authorities may also increase their scrutiny of approval processes resulting in similar delays. Increased scrutiny and approvals processes may limit the ability of our portfolio companies to market and commercialize their products in the U.S. and in foreign countries.

Life sciences companies, including drug development companies, device manufacturers, service providers and others, are also subject to material pressures when there are changes in the outlook for healthcare insurance markets. The ability for individuals, along with private and public insurers, to account for the costs of paying for healthcare insurance can place strain on the ability of new technology, devices and services to enter those markets, particularly when they are new or untested. As a result, it is not uncommon for changes in the insurance market place to lead to a slower rate of adoption, price pressure and other forces that may materially limit the success of companies bringing such technologies to market. Changes in the health insurance sector might then have an impact on the value of companies in our portfolio or our ability to invest in the sector generally.

Changes in healthcare laws and other regulations, or the enforcement or interpretation of such laws or regulations, applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

Changes in healthcare or other laws and regulations, or the enforcement or interpretation of such laws or regulations, applicable to the businesses of some of our portfolio companies may occur that could increase their compliance and other costs of doing business, require significant systems enhancements, or render their products or services less profitable or obsolete, any of which could have a material adverse effect on their results of operations. There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies.

Price declines and illiquidity in the corporate debt markets could adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair market value as determined in good faith by or under the direction of our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our NAV by increasing net unrealized depreciation in our portfolio.

Depending on market conditions, we could incur substantial realized losses and may suffer substantial unrealized depreciation in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or slowdowns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and have a material adverse effect on our results of operations.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions in both the U.S. and foreign countries, and may be unable to repay our loans during such periods. Therefore, during such periods, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

In particular, intellectual property owned or controlled by our portfolio companies may constitute an important portion of the value of the collateral of our loans to our portfolio companies. Adverse economic conditions may decrease the demand for our portfolio companies’ intellectual property and consequently its value in the event of a bankruptcy or required sale through a foreclosure proceeding. As a result, our ability to fully recover the amounts owed to us under the terms of the loans may be impaired by such events.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity, and rising interests rates may make it more difficult for portfolio companies to make periodic payments on their loans.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity. In addition, if general interest rates rise, there is a risk that our portfolio companies will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on our business, financial condition, results of operations and cash flows.

The disposition of our investments may result in contingent liabilities.

We currently expect that a portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

The health and performance of our portfolio companies could be adversely affected by political and economic conditions in the countries in which they conduct business.

Some of the products of our portfolio companies are developed, manufactured, assembled, tested or marketed outside the U.S. Any conflict or uncertainty in these countries, including due to natural disasters, public health concerns, political unrest or safety concerns, among other things, could harm their business, financial condition and results of operations. In addition, if the government of any country in which their products are developed, manufactured or sold sets technical or regulatory standards for products developed or manufactured in or imported into their country that are not widely shared, it may lead some of their customers to suspend imports of their products into that country, require manufacturers or developers in that country to manufacture or develop products with different technical or regulatory standards and disrupt cross-border manufacturing, marketing or business relationships which, in each case, could harm their businesses.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could impair our ability to service our borrowings.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could materially adversely affect our ability to service our outstanding borrowings.

A lack of IPO or merger and acquisition opportunities may cause companies to stay in our portfolio longer, leading to lower returns, unrealized depreciation, or realized losses.

A lack of IPO or merger and acquisition (“M&A”) opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available funding for early-stage companies in particular as, in general, venture-capital firms are being forced to provide additional financing to late-stage companies that cannot complete an IPO or M&A transaction. In the best case, such stagnation would dampen returns, and in the worst case, could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO or M&A opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.

The majority of our portfolio companies will need multiple rounds of additional financing to repay their debts to us and continue operations. Our portfolio companies may not be able to raise additional financing, which could harm our investment returns.

The majority of our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or traditional lenders. This may have a significant impact if the companies are unable to obtain certain federal, state or foreign agency approval for their products or the marketing thereof, of if regulatory review processes extend longer than anticipated, and the companies need continued funding for their operations during these times. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

To attempt to mitigate credit risks, we will typically take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain or properly perfect our liens.

There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires, the technology fails to achieve its intended results or a new technology makes the intellectual property functionally obsolete. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover earned interest and principal in a foreclosure.

At June 30, 2016, approximately 42.8% of our portfolio company debt investments were secured by a first priority security in all of the assets of the portfolio company, including their intellectual property, 45.7% of the debt investments were to portfolio companies that were prohibited from pledging or encumbering their intellectual property, or subject to a negative pledge, 8.2% of the our portfolio company debt investments were secured by a second priority security interest in all of the portfolio company’s assets, other than intellectual property and 3.3% of our portfolio company debt investments were subordinated secured by all of the portfolio company’s assets, including intellectual property. At June 30, 2016 we had no equipment only liens on any of our portfolio companies.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we sometimes make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to “equitable subordination.” This means that depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market- or life-span than have products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

An investment strategy focused on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately-held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of our management and investment teams to obtain adequate information to evaluate the potential returns from investing in these companies. Such small, privately held companies as we routinely invest in may also lack quality infrastructures, thus leading to poor disclosure standards or control environments. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may not receive the expected return on our investment or lose some or all of the money invested in these companies.

Also, privately-held companies frequently have less diverse product lines and a smaller market presence than do larger competitors. Privately-held companies are, thus, generally more vulnerable to economic downturns and may experience more substantial variations in operating results than do larger competitors. These factors could affect our investment returns and our results of operations and financial condition.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development, and high turnover of personnel is common in technology-related companies. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns and our results of operations and financial condition.

If our portfolio companies are unable to protect their intellectual property rights, or are required to devote significant resources to protecting their intellectual property rights, then our investments could be harmed.

Our future success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Our financial condition, results of operations and cash flows could be negatively affected if we are unable to recover our principal investment as a result of a negative pledge or lack of a security interest on the intellectual property of our venture growth stage companies.

In some cases, we collateralize our loans with a secured collateral position in a portfolio company’s assets, which may include a negative pledge or, to a lesser extent, no security on their intellectual property. In the event of a default on a loan, the intellectual property of the portfolio company will most likely be liquidated to provide proceeds to pay the creditors of the company. There can be no assurance that our security interest, if any, in the proceeds of the intellectual property will be enforceable in a court of law or bankruptcy court or that there will not be others with senior or pari passu credit interests.

Our relationship with certain portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions.

Our relationship with some of our portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information (including transactional data and personal data about their employees and clients) which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions. Unauthorized access or disclosure of such information may occur, resulting in theft, loss or other misappropriation. Any theft, loss, improper use, such as insider trading or other misappropriation of confidential information could have a material adverse impact on our competitive positions, our relationship with our portfolio companies and our reputation and could subject us to regulatory inquiries, enforcement and fines, civil litigation (which may cause us to incur significant expense or expose us to losses) and possible financial liability or costs.

Portfolio company litigation could result in additional costs, the diversion of management time and resources and have an adverse impact on the fair value of our investment.

To the extent that litigation arises with respect to any of our portfolio companies, we may be named as a defendant, which could result in additional costs and the diversion of management time and resources. Furthermore, if we are providing managerial assistance to the portfolio company or have representatives on the portfolio company’s board of directors, our costs and diversion of our management’s time and resources in assessing the portfolio company could be substantial in light of any such litigation regardless of whether we are named as a defendant. In addition, litigation involving a portfolio company may be costly and affect the operations of the portfolio company’s business, which could in turn have an adverse impact on the fair value of our investment in such company.

We may not be able to realize our entire investment on equipment-based loans, if any, in the case of default.

We may from time-to-time provide loans that will be collateralized only by equipment of the portfolio company. If the portfolio company defaults on the loan we would take possession of the underlying equipment to satisfy the outstanding debt. The residual value of the equipment at the time we would take possession may not be sufficient to satisfy the outstanding debt and we could experience a loss on the disposition of the equipment. At June 30, 2016 we had no equipment-based loans.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Our total investments at value in foreign companies were approximately $48.3 million or 3.7% of total investments at June 30, 2016. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility, among other things.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. As a RIC, if we do not distribute a certain percentage of our income each taxable year, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs. We cannot assure you that you will receive distributions at a particular level or at all.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity or need to increase our investment in a successful situation, for example, the exercise of a warrant to purchase common stock, or a negative situation, to protect an existing investment. Any decision we make not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation and may dilute our equity interest or otherwise reduce the expected yield on our investment. Moreover, a follow-on investment may limit the number of companies in which we can make initial investments. In determining whether to make a follow-on investment, our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments and this could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally invest in debt securities with terms of up to seven years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We invest and expect to continue investing in companies whose securities have no established trading market and whose securities are and will be subject to legal and other restrictions on resale or whose securities are and will be less liquid than are publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our qualification as a business development company and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases, portfolio companies will be permitted to incur other debt, or issue other equity securities, that rank equally with, or senior to, our investment. Such instruments may provide that the holders thereof are entitled to receive payment of distributions, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company might not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on a pari passu basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

Our warrant and equity-related investments are highly speculative, and we may not realize gains from these investments. If our warrant and equity-related investments do not generate gains, then the return on our invested capital will be lower than it would otherwise be, which could result in a decline in the value of shares of our common stock.

When we invest in debt securities, we generally expect to acquire warrants or other equity-related securities as well. Our goal is ultimately to dispose of these equity interests and realize gains upon disposition of such interests. Over time, the gains that we realize on these equity interests may offset, to some extent, losses that we experience on defaults under debt securities that we hold. However, the equity interests that we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses that we experience.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

During the six-months ended June 30, 2016, we received debt investment early repayments and pay down of working capital debt investments of approximately $218.1 million. We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay distributions, could adversely affect our results of operation and financial condition and cause the loss of all or part of your investment.

We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Our loans could be subject to equitable subordination by a court which would increase our risk of loss with respect to such loans or we could be subject to lender liability claims.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client or providing of significant managerial assistance. We have made direct equity investments or received warrants in connection with loans. These investments represent approximately 7.0% of the outstanding value of our investment portfolio as of June 30, 2016. Payments on one or more of our loans, particularly a loan to a client in which we also hold an equity interest, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

In addition to these risks, in the event we elect to convert our debt position to equity, or otherwise take control of a portfolio company (such as through placing a member of our management team on its board of directors), as part of a restructuring, we face additional risks acting in that capacity. It is not uncommon for unsecured, or otherwise unsatisfied creditors, to sue parties that elect to use their debt positions to later control a company following a restructuring or bankruptcy. Apart from lawsuits, key customers and suppliers might act in a fashion contrary to the interests of a portfolio company if they were left unsatisfied in a restructuring or bankruptcy. Any combination of these factors might lead to the loss in value of a company subject to such activity and may divert the time and attention of our management team and investment team to help to address such issues in a portfolio company.

Risks Related to Our Securities

Investing in shares of our common stock involves an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Our common stock may trade below its NAV per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its NAV per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If our common stock trades below NAV, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below NAV is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV.

Provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws contain provisions that may have the effect of discouraging, delaying, or making difficult a change in control of our company or the removal of our incumbent directors. Under our charter, our

Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock in connection with a takeover.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

We may periodically obtain the approval of our stockholders to issue shares of our common stock at prices below the then current NAV per share of our common stock. If we receive such approval from the stockholders, we may issue shares of our common stock at a price below the then current NAV per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our NAV per share.

We may periodically obtain the approval of our stockholders to issue shares of our common stock at prices below the then current NAV per share of our common stock. Such approval has allowed and may again allow us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act. Any decision to sell shares of our common stock below the then current NAV per share of our common stock is subject to the determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests.

Any sale or other issuance of shares of our common stock at a price below NAV per share has resulted and will continue to result in an immediate dilution to your interest in our common stock and a reduction of our NAV per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our NAV per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our NAV per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offering that we make at a price below our then current NAV in the future in a prospectus supplement issued in connection with any such offering. We cannot predict whether shares of our common stock will trade above, at or below our NAV.

If we conduct an offering of our common stock at a price below NAV, investors are likely to incur immediate dilution upon the closing of the offering.

We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, sell our common stock, at a price below the current NAV of the common stock, or sell warrants, options or other rights to acquire such common stock, at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders and our stockholders have approved the practice of making such sales.

In connection with the receipt of such stockholder approval, we will limit the number of shares that it issues at a price below NAV pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of NAV per share. If we were to issue shares at a price below NAV, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the NAV per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

In addition, if we determined to conduct additional offerings in the future there may be even greater dilution if we determine to conduct such offerings at prices below NAV. As a result, investors will experience further dilution and additional discounts to the price of our common stock. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect of an offering cannot be predicted. We did not sell any of our securities at a price below NAV during the six-months ended June 30, 2016.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

If we issue preferred stock, debt securities or convertible debt securities, the NAV and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the NAV and market value of our common stock to become more volatile. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the NAV of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in NAV would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or our current investment income might not be sufficient to meet the distribution requirements on the preferred stock or the interest payments on the debt securities. If we do not maintain our required asset coverage ratios, we may not be permitted to declare dividend distributions. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our ability to be subject to tax as a RIC for U.S. federal income tax purposes.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our shares may trade at discounts from NAV or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the NAV that is attributable to those shares. Our shares have historically traded above and below our NAV. The possibility that our shares of common stock will trade at a discount from NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV may decrease. It is not possible to predict whether our shares will trade at, above or below NAV in the future.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed herein on the market value of or trading market for the publicly issued debt securities.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our debt securities, if any, or change in the debt markets could cause the liquidity or market value of our debt securities to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our outstanding debt securities. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of such debt securities. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion.

Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of our debt securities of any changes in our credit ratings. There can be no assurance that a credit rating will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely if future circumstances relating to the basis of the credit rating, such as adverse changes in our company, so warrant. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future.

Investors in offerings of our common stock will likely incur immediate dilution upon the closing of an offering pursuant to this prospectus.

We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

All dividend distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our stockholders may experience dilution upon the repurchase of common shares.

On February 24, 2015, our Board of Directors authorized a stock repurchase plan permitting us to repurchase up to $50.0 million of our common stock. This plan expired on August 24, 2015. On August 27, 2015, our Board of Directors authorized a replacement stock repurchase plan permitting us to repurchase up to $50.0 million of our common stock. We may repurchase shares of our common stock in the open market, including block purchases, at prices that may be above or below the NAV as reported in the most recently published financial statements. We expect that the share repurchase program will be in effect until August 23, 2016, or until the approved dollar amount has been used to repurchase shares. If we were to repurchase shares at a price above NAV, such repurchases would result in an immediate dilution to existing common stockholders due to a reduction in the our earnings and assets due to the repurchase that is greater than the reduction in total shares outstanding.

Our distribution proceeds may exceed our earnings. Therefore, portions of the distributions that we make may represent a return of capital to stockholders, which will lower their tax basis in their shares.

The tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a taxable year may not finally be determined until after the end of that taxable year. We may make distributions during a taxable year that exceed our investment company taxable income and net capital gains for that taxable year. In such a situation, the amount by which our total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a stockholder’s tax basis in the shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such shares. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from the proceeds of the sale of shares of our common stock or from borrowings in anticipation of future cash flow, which could constitute a return of stockholders’ capital and will lower such stockholders’ tax basis in our shares, which may result in increased tax liability to stockholders when they sell such shares. The tax liability to stockholders upon the sale of shares may increase even if such shares are sold at a loss.

Our common stock price has been and continues to be volatile and may decrease substantially.

As with any company, the price of our common stock will fluctuate with market conditions and other factors, which include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•	any inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the financial performance of specific industries in which we invest in on a recurring basis;

•	announcement of strategic developments, acquisitions, and other material events by us or our competitors, or operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs, SBICs or business development companies;

•	losing RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results, or changes in the expectations of securities analysts;

•	changes in the value of our portfolio of investments;

•	realized losses in investments in our portfolio companies;

•	general economic conditions and trends;

•	inability to access the capital markets;

•	loss of a major funded source; or

•	departure of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management’s attention and resources from our business.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our NAV per share, then you will experience an immediate dilution of the aggregate NAV of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the NAV per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•

market rates of interest higher or lower than rates borne by the debt securities. You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

The 2019 Notes and 2024 Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The 2019 Notes and 2024 Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the 2019 Notes and 2024 Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the 2019 Notes and 2024 Notes.

The 2019 Notes and 2024 Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The 2019 Notes and 2024 Notes are obligations exclusively of Hercules Capital, Inc. (formerly known as Hercules Technology Growth Capital, Inc.) and not of any of our subsidiaries. None of our subsidiaries are or act as guarantors of the 2019 Notes and 2024 Notes and neither the 2019 Notes nor the 2024 Notes is required to be guaranteed by any subsidiaries we may acquire or create in the future. Our secured indebtedness with respect to the SBA debentures is held through our SBIC subsidiaries. The assets of any such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the 2019 Notes and 2024 Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including holders of preferred stock, if any, of our subsidiaries) will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the 2019 Notes and 2024 Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be structurally subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the 2019 Notes and 2014 Notes are structurally subordinated to all indebtedness and other liabilities (including trade payables) of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the 2019 Notes and 2024 Notes.

The indenture under which the 2019 Notes and 2024 Notes were issued contains limited protection for their respective holders.

The indenture under which the 2019 Notes and 2024 Notes were issued offers limited protection to their respective holders. The terms of the indenture and the 2019 Notes and 2024 Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on an investment in the 2019 Notes and 2024 Notes. In particular, the terms of the indentures and the 2019 Notes and 2024 Notes do not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the 2019 Notes and 2024 Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the 2019 Notes and 2024 Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to the 2019 Notes and 2024 Notes and (4) securities, indebtedness or other obligations issued or incurred by our subsidiaries that would be senior in right of payment to our equity interests in our subsidiaries and therefore would rank structurally senior in right of payment to the 2019 Notes and 2024 Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

•

pay dividend distributions on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the 2019 Notes and 2024 Notes, in each case other than distributions, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act or any successor provisions giving effect to any exemptive relief granted to us by the SEC (these provisions generally prohibit us from declaring any cash dividend distributions upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the distribution or the purchase and after deducting the amount of such distribution or purchase);

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of distributions or other amounts to us from our subsidiaries.

In the indenture and the 2019 Notes and 2024 Notes do not require us to offer to purchase the 2019 Notes and 2024 Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the 2019 Notes and 2024 Notes do not protect their respective holders in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the 2019 Notes and 2024 Notes may have important consequences for their holders, including making it more difficult for us to satisfy our obligations with respect to the 2019 Notes and 2024 Notes or negatively affecting their trading value.

Certain of our current debt instruments include more protections for their respective holders than the indenture and the 2019 Notes and 2024 Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the 2019 Notes and 2024 Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the 2019 Notes and 2024 Notes.

An active trading market for the Notes may not develop or be sustained, which could limit the market price of the Notes or your ability to sell them.

Although the 2019 Notes are listed on the NYSE under the symbol “HTGZ,” in the case of the April 2019 Notes, “HTGY” in the case of the September 2019 Notes and “HTGX,” in the case of the 2024 Notes, we cannot provide any assurances that an active trading market will develop or be sustained for the April 2019 Notes, the September 2019 Notes, or the 2024 Notes or that any of the notes will be able to be sold. At various times, the 2019 Notes and 2024 Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market is not sustained, the liquidity and trading price for the 2019 Notes and 2024 Notes may be harmed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the 2019 Notes and 2024 Notes.

Any default under the agreements governing our indebtedness, including a default under the Wells Facility, the Union Bank Facility or other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the 2019 Notes and 2024 Notes and substantially decrease the market value of the 2014 Notes and 2024 Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Wells Facility and the Union Bank Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the Wells Facility or Union Bank Facility or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Wells Facility or Union Bank Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default under the Wells Facility or Union Bank Facility or other debt, the lenders or holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Wells Facility and the Union Bank Facility, could proceed against the collateral securing the debt. Because the Wells Facility and the Union Bank Facility have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the 2019 Notes, 2024 Notes, the Wells Facility, Union Bank Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus, as well as in future oral and written statements by management of Hercules Capital, Inc. (formerly known as Hercules Technology Growth Capital, Inc.) that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company, a SBIC and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements.”

USE OF PROCEEDS

We intend to use the net proceeds from selling our securities for funding investments in debt and equity securities in accordance with our investment objective and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol “HTGC.”

The following table sets forth the range of high and low sales prices of our common stock, the sales price as a percentage of NAV and the dividend distributions declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

		Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend Distribution per Share
	NAV(1)	High	Low
2014
First quarter	$10.58	$15.27	$13.24	44.3%	25.1%	$0.310
Second quarter	$10.42	$15.54	$12.75	49.1%	22.4%	$0.310
Third quarter	$10.22	$16.24	$14.16	58.9%	38.6%	$0.310
Fourth quarter	$10.18	$15.82	$13.16	55.4%	29.3%	$0.310
2015
First quarter	$10.47	$15.27	$13.47	45.8%	28.7%	$0.310
Second quarter	$10.26	$13.37	$11.25	30.3%	9.6%	$0.310
Third quarter	$10.02	$12.23	$9.99	22.1%	-0.3%	$0.310
Fourth quarter	$9.94	$12.44	$10.23	25.2%	2.9%	$0.310
2016
First quarter	$9.81	$12.39	$10.03	26.3%	2.2%	$0.310
Second quarter	$9.66	$12.43	$11.74	28.7%	21.6%	$0.310
Third quarter (through August 16, 2016)	*	$14.00	$12.42	*	*	**

(1)	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
*	Net asset value has not yet been calculated for this period.
**	Cash dividend distribution per share has not yet been determined for this period.

The last reported price for our common stock on August 16, 2016 was $13.58 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. At times, our shares of common stock have traded at a premium to NAV and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

Dividend Distributions

The following table summarizes dividend distributions declared and paid or to be paid or reinvested on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.03
December 9, 2005	January 6, 2006	January 27, 2006	0.30
April 3, 2006	April 10, 2006	May 5, 2006	0.30
July 19, 2006	July 31, 2006	August 28, 2006	0.30
October 16, 2006	November 6, 2006	December 1, 2006	0.30
February 7, 2007	February 19, 2007	March 19, 2007	0.30
May 3, 2007	May 16, 2007	June 18, 2007	0.30
August 2, 2007	August 16, 2007	September 17, 2007	0.30
November 1, 2007	November 16, 2007	December 17, 2007	0.30
February 7, 2008	February 15, 2008	March 17, 2008	0.30
May 8, 2008	May 16, 2008	June 16, 2008	0.34
August 7, 2008	August 15, 2008	September 19, 2008	0.34
November 6, 2008	November 14, 2008	December 15, 2008	0.34
February 12, 2009	February 23, 2009	March 30, 2009	0.32	*
May 7, 2009	May 15, 2009	June 15, 2009	0.30
August 6, 2009	August 14, 2009	September 14, 2009	0.30
October 15, 2009	October 20, 2009	November 23, 2009	0.30
December 16, 2009	December 24, 2009	December 30, 2009	0.04
February 11, 2010	February 19, 2010	March 19, 2010	0.20
May 3, 2010	May 12, 2010	June 18, 2010	0.20
August 2, 2010	August 12, 2010	September 17,2010	0.20
November 4, 2010	November 10, 2010	December 17, 2010	0.20
March 1, 2011	March 10, 2011	March 24, 2011	0.22
May 5, 2011	May 11, 2011	June 23, 2011	0.22
August 4, 2011	August 15, 2011	September 15, 2011	0.22
November 3, 2011	November 14, 2011	November 29, 2011	0.22
February 27, 2012	March 12, 2012	March 15, 2012	0.23
April 30, 2012	May 18, 2012	May 25, 2012	0.24
July 30, 2012	August 17, 2012	August 24, 2012	0.24
October 26, 2012	November 14, 2012	November 21, 2012	0.24
February 26, 2013	March 11, 2013	March 19, 2013	0.25
April 29, 2013	May 14, 2013	May 21, 2013	0.27
July 29, 2013	August 13, 2013	August 20, 2013	0.28
November 4, 2013	November 18, 2013	November 25, 2013	0.31
February 24, 2014	March 10, 2014	March 17, 2014	0.31
April 28, 2014	May 12, 2014	May 19, 2014	0.31
July 28, 2014	August 18, 2014	August 25, 2014	0.31
October 29, 2014	November 17, 2014	November 24, 2014	0.31
February 24, 2015	March 12, 2015	March 19, 2015	0.31
May 4, 2015	May 18, 2015	May 25, 2015	0.31
July 29, 2015	August 17, 2015	August 24, 2015	0.31
October 28, 2015	November 16, 2015	November 23, 2015	0.31
February 17, 2016	March 7, 2016	March 14, 2016	0.31
April 27, 2016	May 16, 2016	May 23, 2016	0.31
July 27, 2016	August 15, 2016	August 22, 2016	0.31

			$12.16

*	Dividend paid in cash and stock.

On July 27, 2016 the Board of Directors declared a cash dividend distribution of $0.31 per share to be paid on August 22, 2016 to stockholders of record as of August 15, 2016. This distribution represents our forty-fourth consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date $12.16 per share.

Our Board of Directors maintains a variable dividend distribution policy with the objective of distributing four quarterly distributions in an amount that approximates 90—100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, our Board of Directors may choose to pay an additional special dividend distribution or fifth dividend, so that we may distribute approximately all of our annual taxable income in the year it was earned, or may elect to maintain the option to spill over our excess taxable income into the coming year for future dividend distribution payments.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our taxable year based upon our taxable income for the full taxable year and distributions paid for the full taxable year. 100% of the distributions declared and paid during the fiscal years ended December 31, 2015, 2014, and 2013 were derived from our current and accumulated earnings and profits. There can be no certainty to stockholders that this determination is representative of the tax attributes of our 2016 distributions to stockholders.

We maintain an “opt out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividend automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. During 2015, 2014, and 2013, the Company issued approximately 199,894, 96,976 and 159,000 shares, respectively, of common stock to stockholders in connection with the dividend reinvestment plan.

Shortly after the close of each calendar year information identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution, if any) will be provided to our stockholders subject to information reporting. To the extent our taxable earnings fall below the total amount of our distributions for any taxable year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We expect to qualify to be taxed as a RIC under Subchapter M of the Code. In order to be subject to tax as a RIC, we are required to satisfy certain gross income and asset composition tests, as well as distribute dividends to our stockholders each taxable year of an amount at least equal to 90% of the sum of our investment company taxable income, determined without regard to any deduction for dividends paid, and our net tax-exempt income, if any. Upon being eligible to be subject to tax as a RIC, we would be entitled to deduct dividend distributions we pay to our stockholders in determining the overall components of our “taxable income.” Components of our taxable income include our taxable interest, dividend and fee income, reduced by certain deductions, as well as taxable net realized securities gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes net unrealized appreciation or depreciation as such gains or losses are not included in taxable income until they are realized. In connection with maintaining our ability to be subject to tax as a RIC, among other things, we have made and intend to continue to make the requisite distributions to our stockholders each taxable year, which generally should relieve us from corporate-level U.S. federal income taxes.

As a RIC, we will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income and gains unless we distribute dividends in respect of each calendar year in a timely manner to our stockholders of an amount generally at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains).

Depending on the level of taxable income earned in a taxable year, we may choose to carry over taxable income in excess of current taxable year dividend distributions from such taxable income into the next taxable year and pay a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution as dividend distributions in the next taxable year under the Code is the total amount of dividend distributions paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next taxable year, dividends declared and paid by us in a taxable year may differ from our taxable income for that taxable year as such dividend distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation”.

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

RATIO OF EARNINGS TO FIXED CHARGES

The following contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the six months ended June 30, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011
Earnings to Fixed Charges(1)	2.41	2.16	3.10	3.83	2.97	3.95

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences, and sustainable and renewable technology industries. We source our investments through our principal office located in Palo Alto, CA, as well as through our additional offices in Boston, MA, New York, NY, Washington, DC, Santa Monica, CA, Hartford, CT, and San Diego, CA.

Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology and to offer a full suite of growth capital products. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies but also have investments in public companies.

We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or other rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments. Our primary business objectives are to increase our net income, net operating income and NAV by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related industries with attractive current yields and the potential for equity appreciation and realized gains. Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related industries is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We also make investments in qualifying small businesses through our two wholly-owned SBICs. Our SBIC subsidiaries, HT II and HT III, hold approximately $112.9 million and $286.3 million in assets, respectively, and accounted for approximately 6.6% and 16.7% of our total assets, respectively, prior to consolidation at June 30, 2016. As of June 30, 2016, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $350.0 million, subject to periodic adjustments by the SBA. In aggregate, at June 30, 2016, with our net investment of $118.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. At June 30, 2016, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries.

We have qualified as and have elected to be treated for tax purposes as a RIC under Subchapter M of the Code. Pursuant to this election, we generally will not be subject to corporate-level taxes on any income and gains that we distribute as dividends to our stockholders. However, our qualification and election to be treated as a RIC requires that we comply with provisions contained in Subchapter M of the Code. For example, as a RIC we must earn 90% or more of our gross income for each taxable year from qualified earnings, typically referred to as “good income,” as well as satisfy certain quarterly asset diversification and annual income distribution requirements.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” which includes securities of private U.S. companies, cash, cash equivalents and high-quality debt investments that mature in one year or less.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology related companies at various stages of their development. Consistent with requirements under the 1940 Act, we invest primarily in United-States based companies and to a lesser extent in foreign companies.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries or our affiliates may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Portfolio and Investment Activity

The total fair value of our investment portfolio was $1.3 billion at June 30, 2016, as compared to $1.2 billion at December 31, 2015. The fair value of our debt investment portfolio at June 30, 2016 was approximately $1.2 billion, compared to a fair value of approximately $1.1 billion at December 31, 2015. The fair value of the equity portfolio at June 30, 2016 was approximately $65.9 million, compared to a fair value of approximately $67.4 million at December 31, 2015. The fair value of the warrant portfolio at June 30, 2016 was approximately $25.1 million, compared to a fair value of approximately $23.0 million at December 31, 2015.

Portfolio Activity

Our investments in portfolio companies take a variety of forms, including unfunded contractual commitments and funded investments. From time to time, unfunded contractual commitments depend upon a portfolio company reaching certain milestones before the debt commitment is available to the portfolio company, which is expected to affect our funding levels. These commitments are subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold. Debt commitments generally fund over the two succeeding quarters from close. Not all debt commitments represent future cash requirements. Similarly, unfunded contractual commitments may expire without being drawn and thus do not represent future cash requirements.

Prior to entering into a contractual commitment, we generally issue a non-binding term sheet to a prospective portfolio company. Non-binding term sheets are subject to completion of our due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. These non-binding term sheets generally convert to contractual commitments in approximately 90 days from signing. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Our portfolio activity for the six months ended June 30, 2016 and the year ended December 31, 2015 was comprised of the following:

(in millions)	June 30, 2016	December 31, 2015
Debt Commitments (1)
New portfolio company	$360.0	$544.0
Existing portfolio company	57.8	181.7

Total	$417.8	$725.7

Funded and Restructured Debt Investments (3)
New portfolio company	$267.5	$352.5
Existing portfolio company	56.2	341.6

Total	$323.7	$694.1

Funded Equity Investments
New portfolio company	$5.4	$1.0
Existing portfolio company	1.6	17.6

Total	$7.0	$18.6

Unfunded Contractual Commitments (2)
Total	$71.2	$75.4

Non-Binding Term Sheets
New portfolio company	$105.0	$81.0
Existing portfolio company	10.0	5.0

Total	$115.0	$86.0

(1)	Includes restructured loans and renewals in addition to new commitments.
(2)	Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.
(3)	Funded amounts include borrowings on revolving facilities.

We receive payments in our debt investment portfolio based on scheduled amortization of the outstanding balances. In addition, we receive principal repayments for some of our loans prior to their scheduled maturity date. The frequency or volume of these early principal repayments may fluctuate significantly from period to period. During the six months ended June 30, 2016, we received approximately $218.1 million in aggregate principal repayments. Of the approximately $218.1 million of aggregate principal repayments, approximately $45.5 million were scheduled principal payments and approximately $172.6 million were early principal repayments related to 26 portfolio companies. Of the approximately $172.6 million early principal repayments, none were early repayments due to merger and acquisition transactions or IPOs.

Total portfolio investment activity (inclusive of unearned income and excluding activity related to taxes payable, escrow receivables and Citigroup warrant participation) as of and for the six months ended June 30, 2016 and the year ended December 31, 2015 was as follows:

(in millions)	June 30, 2016	December 31, 2015
Beginning portfolio	$1,200.6	$1,020.7
New fundings and restructures	330.7	712.3
Warrants not related to current period fundings	0.1	0.1
Principal payments received on investments	(45.5)	(115.1)
Early payoffs	(172.6)	(388.5)
Accretion of loan discounts and paid-in-kind principal	21.2	31.7
Net acceleration of loan discounts and loan fees due to early payoff or restructure	(2.2)	(1.7)
New loan fees	(4.2)	(9.5)
Warrants converted to equity	—	0.4
Sale of investments	(2.4)	(5.2)
Loss on investments due to write offs	(8.0)	(7.5)
Net change in unrealized depreciation	(14.9)	(37.1)

Ending portfolio	$1,302.8	$1,200.6

The following table shows the fair value of our portfolio of investments by asset class as of June 30, 2016 and December 31, 2015:

	June 30, 2016		December 31, 2015
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Debt with Warrants	$1,014,658	77.9%	$961,464	80.1%
Senior Secured Debt	222,215	17.1%	171,732	14.3%
Preferred Stock	39,610	3.0%	35,245	2.9%
Common Stock	26,295	2.0%	32,197	2.7%

Total	$1,302,778	100.0%	$1,200,638	100.0%

A summary of our investment portfolio as of June 30, 2016 and December 31, 2015 at value by geographic location is as follows:

	June 30, 2016		December 31, 2015
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$1,254,455	96.3%	$1,167,281	97.2%
Netherlands	19,764	1.5%	20,112	1.7%
England	18,904	1.5%	8,884	0.8%
Canada	5,548	0.4%	595	0.0%
Israel	4,107	0.3%	3,764	0.3%
India	—	0.0%	2	0.0%

Total	$1,302,778	100.0%	$1,200,638	100.0%

As of June 30, 2016, we held warrants or equity positions in five companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings. All five companies filed confidentially under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. There can be no assurance that companies that have yet to complete their initial public offerings will do so in a timely manner or at all.

Changes in Portfolio

We generate revenue in the form of interest income, primarily from our investments in debt securities, and commitment and facility fees. Interest income is recognized in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $12.0 million to $25.0 million, although we may make investments in amounts above or below that range. As of June 30, 2016, our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from approximately 4.0% to approximately 12.5%. In addition to the cash yields received on our debt investments, in some instances, our debt investments may also include any of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees, PIK provisions or prepayment fees which may be required to be included in income prior to receipt.

Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the investment. In addition, certain of our loans may include an interest-only period ranging from three to eighteen months or longer. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. We had approximately $38.3 million of unamortized fees at June 30, 2016, of which approximately $35.7 million was included as an offset to the cost basis of our current debt investments and approximately $2.6 million was deferred contingent upon the occurrence of a funding or milestone. At December 31, 2015 we had approximately $26.1 million of unamortized fees, of which approximately $23.6 million was included as an offset to the cost basis of our current debt investments and approximately $2.5 million was deferred contingent upon the occurrence of a funding or milestone.

Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. At June 30, 2016 we had approximately $27.5 million in exit fees receivable, of which approximately $25.0 million was included as a component of the cost basis of our current debt investments and approximately $2.5 million was a deferred receivable related to expired commitments. At December 31, 2015 we had approximately $22.7 million in exit fees receivable, of which approximately $17.4 million was included as a component of the cost basis of our current debt investments and approximately $5.3 million was a deferred receivable related to expired commitments.

We have debt investments in our portfolio that contain a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is recorded as interest income and added to the principal balance of the loan on specified capitalization dates. To maintain our ability to be subject to tax as a RIC, this non-cash source of income must be paid out to stockholders with other sources of income in the form of dividend distributions even though we have not yet collected the cash. Amounts necessary to pay these distributions may come from available cash or the liquidation of certain investments. We recorded approximately $1.8 million and $973,000 in PIK income in the three months ended June 30, 2016 and 2015, respectively. We recorded approximately $3.5 million and $1.9 million in PIK income in the six months ended June 30, 2016 and 2015, respectively.

The core yield on our debt investments, which excludes any benefits from the fees and income related to early loan repayment acceleration of unamortized fees and income as well as prepayment of fees and includes income from expired commitments, was 13.4% and 13.2% during the three months ended June 30, 2016 and 2015, respectively. The effective yield on our debt investments, which includes the effects of fee and income accelerations attributed to early payoffs, restructuring, loan modifications and other one-time event fees, was 14.4% and 13.8% for the three months ended June 30, 2016 and 2015, respectively. The effective yield is derived by dividing total investment income by the weighted average earning investment portfolio assets outstanding during the quarter, excluding non-interest earning assets such as warrants and equity investments. Both the core yield and effective yield may be higher than what our common stockholders may realize as the core yield and effective yield do not reflect our expenses and any sales load paid by our common stockholders.

The total return for our investors was approximately 7.2% and -18.8% during the six months ended June 30, 2016 and 2015, respectively. The total return equals the change in the ending market value over the beginning of the period price per share plus dividend distributions paid per share during the period, divided by the beginning price assuming the distribution is reinvested on the date of the distribution. The total return does not reflect any sales load that must be paid by investors. See “Note 9 – Financial Highlights” included in the notes to our consolidated financial statements appearing elsewhere in this prospectus.

Portfolio Composition

Our portfolio companies are primarily privately held companies and public companies which are active in the drug discovery and development, sustainable and renewable technology, software, drug delivery, internet consumer and business services, medical devices and equipment, media/content/info, specialty pharmaceuticals, consumer and business products, communications and networking, surgical devices, semiconductors, healthcare services, electronics and computer hardware, biotechnology tools, diagnostic, and information services industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value for companies in these sectors is often vested in intangible assets and intellectual property.

As of June 30, 2016, approximately 63.4% of the fair value of our portfolio was composed of investments in four industries: 23.8% was composed of investments in the drug discovery and development industry, 14.5% was comprised of investments in the sustainable and renewable technology industry, 13.9% was composed of investments in the software industry, and 11.1% was composed of investments in the drug delivery industry.

The following table shows the fair value of our portfolio by industry sector at June 30, 2016 and December 31, 2015:

	June 30, 2016		December 31, 2015
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$309,936	23.8%	$284,266	23.7%
Sustainable and Renewable Technology	189,358	14.5%	159,487	13.3%
Software	181,021	13.9%	147,237	12.3%
Drug Delivery	145,028	11.1%	164,665	13.7%
Internet Consumer & Business Services	122,402	9.4%	88,377	7.4%
Medical Devices & Equipment	118,408	9.1%	90,560	7.5%
Media/Content/Info	107,773	8.3%	95,488	7.9%
Specialty Pharmaceuticals	38,664	3.0%	52,088	4.3%
Consumer & Business Products	22,859	1.8%	26,611	2.2%
Communications & Networking	18,200	1.4%	33,213	2.8%
Surgical Devices	12,165	0.9%	11,185	0.9%
Semiconductors	12,149	0.9%	22,705	1.9%
Healthcare Services, Other	10,411	0.8%	15,131	1.3%
Electronics & Computer Hardware	6,974	0.5%	6,928	0.6%
Biotechnology Tools	6,787	0.5%	719	0.1%
Diagnostic	641	0.1%	321	0.0%
Information Services	2	0.0%	1,657	0.1%

Total	$1,302,778	100.0%	$1,200,638	100.0%

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity and warrants or other equity-related interests, can fluctuate materially when a loan is paid off or a related warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For the six months ended June 30, 2016 and the year ended December 31, 2015, our ten largest portfolio companies represented approximately 31.9% and 32.1% of the total fair value of our investments in portfolio companies, respectively. At June 30, 2016 and December 31, 2015, we had three and two investments, respectively, that represented 5% or more of our net assets. At June 30, 2016, we had six equity investments representing approximately 58.3% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments. At December 31, 2015, we had four equity investments which represented approximately 53.2% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments.

As of June 30, 2016 approximately 92.8% of the debt investment portfolio was priced at floating interest rates or floating interest rates with a Prime or LIBOR-based interest rate floor. As a result, we believe we are well positioned to benefit should market interest rates rise in the near future.

As of June 30, 2016, 91.8% of our debt investments were in a senior secured first lien position with the remaining 8.2% secured by a senior second priority security interest in all of the portfolio company’s assets, other than intellectual property. In the majority of cases, we collateralize our investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, we may obtain a negative pledge covering a company’s intellectual property. At June 30, 2016, of the approximately 91.8% of our debt investments in a senior secured first lien position, 42.8% were secured by a first priority security in all of the assets of the portfolio company, including its intellectual property; 45.7% were secured by a first priority security in all of the assets of the portfolio company and the portfolio company was prohibited from pledging or encumbering its intellectual property, or subject to a negative pledge; and 3.3% were secured by a first priority security in all of the assets of the portfolio company, including its intellectual property, with a second lien on the portfolio company’s cash and accounts receivable. At June 30, 2016 we had no equipment only liens on material investments in our portfolio companies.

Our investments in senior secured debt with warrants have detachable equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. These features are treated as OID and are accreted into interest income over the term of the loan as a yield enhancement. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price generally equal to the most recent equity financing round. As of June 30, 2016, we held warrants in 139 portfolio companies, with a fair value of approximately $25.1 million. The fair value of our warrant portfolio increased by approximately $2.1 million, as compared to a fair value of $23.0 million at December 31, 2015 primarily related to the addition of warrants in 15 new and 10 existing portfolio companies during the period.

Our existing warrant holdings would require us to invest approximately $101.1 million to exercise such warrants as of June 30, 2016. Warrants may appreciate or depreciate in value depending largely upon the underlying portfolio company’s performance and overall market conditions. Of the warrants that we have monetized since inception, we have realized multiples in the range of approximately 1.02x to 29.22x based on the historical rate of return on our investments. However, our warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may experience losses from our warrant portfolio.

As required by the 1940 Act, we classify our investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that we are deemed to “control”, which, in general, includes a company in which we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of ours, as defined in the 1940 Act, which are not control investments. We are deemed to be an “affiliate” of a company in which we have invested if we own 5% or more, but generally less than 25%, of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments for the three and six months ended June 30, 2016 and 2015. We did not hold any Control investments at June 30, 2015.

(in thousands)	Type	Fair Value at June 30, 2016	For the Three Months Ended June 30, 2016				For the Six Months Ended June 30, 2016
Portfolio Company			Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/(Loss)	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/(Loss)
Control Investments
SkyCross, Inc.	Control	$—	$—	$(3,421)	$—	$—	$—	$(3,421)	$—	$—
Achilles Technology Management Co II, Inc.	Control	4,000	—	—	—	—	—	—	—	—

Total Control Investments		$4,000	$—	$(3,421)	$—	$—	$—	$(3,421)	$—	$—

Affiliate Investments
Optiscan BioMedical, Corp.	Affiliate	$4,549	$6	$(2,972)	$—	$—	$12	$(3,386)	$—	$—
Stion Corporation	Affiliate	1,295	44	—	648	—	103	539	648	—

Total Affiliate Investments		$5,844	$50	$(2,972)	$648	$—	$115	$(2,847)	$648	$—

Total Control & Affiliate Investments		$9,844	$50	$(6,393)	$648	$—	$115	$(6,268)	$648	$—

(in thousands)	Type	Fair Value at June 30, 2015	For the Three Months Ended June 30, 2015				For the Six Months Ended June 30, 2015
Portfolio Company			Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/(Loss)	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$2,235	$—	$(179)	$—	$—	$—	$1,908	$—	$—
Optiscan BioMedical, Corp.	Affiliate	6,618	—	(150)	—	—	—	545	—	—
Stion Corporation	Affiliate	1,600	96	408	—	—	196	(61)	—	—

Total Affiliate Investments		$10,453	$96	$79	$—	$—	$196	$2,392	$—	$—

As of June 30, 2016 our investments in SkyCross, Inc. became classified as a control investment as a result of obtaining more than 50% representation on the portfolio company’s board. In addition, as of June 30, 2016 we owned 100% of the equity of Achilles Technology Management Co II, Inc. and classified it as a control investment in accordance with the requirements of the 1940 Act. During the three months ended June 30, 2016, Achilles Technology Management Co II, Inc. acquired the assets of a global antenna company that produces radio frequency system solutions as part of an article 9 consensual foreclosure and public auction for total consideration in the amount of $4 million. Our investment in Achilles Technology Management Co II, Inc. is carried on the consolidated statement of assets and liabilities at fair value.

As of December 31, 2015, changes to the capitalization structure of the portfolio company Gelesis, Inc. reduced our investment below the threshold for classification as an affiliate investment.

Portfolio Grading

We use an investment grading system, which grades each debt investment on a scale of 1 to 5 to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of June 30, 2016 and December 31, 2015, respectively:

(in thousands)	June 30, 2016			December 31, 2015
Investment Grading	Number of Companies	Debt Investments at Fair Value	Percentage of Total Portfolio	Number of Companies	Debt Investments at Fair Value	Percentage of Total Portfolio
1	16	$328,082	27.1%	18	$215,202	19.4%
2	41	602,868	49.8%	47	759,274	68.4%
3	20	226,943	18.7%	6	44,837	4.0%
4	6	42,953	3.5%	4	34,153	3.1%
5	7	10,936	0.9%	10	56,743	5.1%

	90	$1,211,782	100.0%	85	$1,110,209	100.0%

As of June 30, 2016, our debt investments had a weighted average investment grading of 2.11, as compared to 2.16 at December 31, 2015. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria or are underperforming relative to their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and therefore have been downgraded until their funding is complete or their operations improve.

The improvement in weighted average investment grading at June 30, 2016 from December 31, 2015 is due to the improvement in investment grading of three portfolio investments and settlement of one portfolio investment that were rated 5 at December 31, 2015, offset by the downgrade of fourteen existing portfolio companies to a 3 rating primarily due to underperformance or near term funding requirements.

At June 30, 2016, we had six debt investments on non-accrual with a cumulative investment cost and fair value of approximately $34.5 million and $2.8 million, respectively. At December 31, 2015, we had five debt investments on non-accrual with cumulative investment cost and fair value of approximately $47.4 million and $23.2 million, respectively. In addition, at December 31, 2015, we had one debt investment with an investment cost and fair value of approximately $20.1 million and $14.9 million, respectively, for which only the PIK interest was on non-accrual. During the six months ended June 30, 2016, we recognized a realized loss of approximately $6.2 million on the settlement of one debt investment that was on non-accrual at December 31, 2015. In addition, we recognized a realized loss of $430,000 on the partial write off of one debt investment that was on non-accrual as of December 31, 2015.

Results of Operations

Comparison of the three and six months ended June 30, 2016 and 2015

Investment Income

Total investment income for the three months ended June 30, 2016 was approximately $43.5 million as compared to approximately $38.1 million for the three months ended June 30, 2015. Total investment income for the six months ended June 30, 2016 was approximately $82.5 million as compared to approximately $70.6 million for the six months ended June 30, 2015.

Interest income for the three months ended June 30, 2016 totaled approximately $39.6 million as compared to approximately $35.2 million for the three months ended June 30, 2015. Interest income for the six months ended June 30, 2016 totaled approximately $76.1 million as compared to approximately $65.8 million for six months ended June 30, 2015. The increase in interest income for the three and six months ended June 30, 2016 as compared to the same period ended June 30, 2015 is primarily attributable to debt investment portfolio growth, specifically an increase in the weighted average principal outstanding between the periods, as well as an increase in the acceleration of interest income due to early loan repayments.

Of the $39.6 million in interest income for the three months ended June 30, 2016, approximately $37.8 million represents recurring income from the contractual servicing of our loan portfolio and approximately $1.8 million represents income related to the acceleration of income due to early loan repayments and other one-time events during the period. Income from recurring interest and the acceleration of interest income due to early loan repayments represented $34.7 million and $498,000, respectively, of the $35.2 million interest income for the three months ended June 30, 2015.

Of the $76.1 million in interest income for the six months ended June 30, 2016, approximately $73.6 million represents recurring income from the contractual servicing of our loan portfolio and approximately $2.5 million represents income related to the acceleration of income due to early loan repayments and other one-time events during the period. Income from recurring interest and the acceleration of interest income due to early loan repayments represented $65.0 million and $792,000, respectively, of the $65.8 million interest income for the six months ended June 30, 2015.

Income from commitment, facility and loan related fees for the three months ended June 30, 2016 totaled approximately $3.9 million as compared to approximately $2.9 million for the three months ended June 30, 2015. Income from commitment, facility and loan related fees for the six months ended June 30, 2016 totaled approximately $6.4 million as compared to approximately $4.8 million for the six months ended June 30, 2015. The increase in fee income for the three months ended June 30, 2016 is primarily attributable to an increase in normal fee amortization due to a higher debt investment portfolio between the periods, as well as an increase in the acceleration of unamortized fees due to early repayments and one-time fees for the period. The increase in fee income for the six months ended June 30, 2016 is primarily attributable to an increase in normal fee amortization due to a higher debt investment portfolio between the periods.

Of the $3.9 million in income from commitment, facility and loan related fees for the three months ended June 30, 2016, approximately $2.5 million represents income from recurring fee amortization and approximately $1.4 million represents income related to the acceleration of unamortized fees due to early repayments and one-time fees for the period. Income from recurring fee amortization and the acceleration of unamortized fees due to early loan repayments represented $1.8 million and $1.1 million, respectively, of the $2.9 million income for the three months ended June 30, 2015.

Of the $6.4 million in income from commitment, facility and loan related fees for the six months ended June 30, 2016, approximately $4.7 million represents income from recurring fee amortization and approximately $1.7 million represents income related to the acceleration of unamortized fees due to early repayments and one-time fees for the period. Income from recurring fee amortization and the acceleration of unamortized fees due to early loan repayments represented $3.2 million and $1.6 million, respectively, of the $4.8 million income for the six months ended June 30, 2015.

The following table shows the PIK-related activity for the six months ended June 30, 2016 and 2015, at cost:

	Six Months Ended June 30,
(in thousands)	2016	2015
Beginning PIK loan balance	$5,149	$6,250
PIK interest income during the period	3,544	1,880
PIK accrued (capitalized) to principal but not recorded as income during the period	(2,146)	—
Payments received from PIK loans	(438)	(2,012)
Realized loss	(266)	(223)

Ending PIK loan balance	$5,843	$5,895

The increase in payments received from PIK loans and increase in PIK interest income during the six months ended June 30, 2016 as compared to the six months ended June 30, 2015 is due to an increase in the weighted average principal outstanding of loans which bear PIK interest and an increase in the number of PIK loans which paid off during the period.

In certain investment transactions, we may earn income from advisory services; however, we had no income from advisory services in the three and six months ended June 30, 2016 or 2015.

Operating Expenses

Our operating expenses are comprised of interest and fees on our borrowings, general and administrative expenses and employee compensation and benefits. Our operating expenses totaled approximately $20.2 million and $21.3 million during the three months ended June 30, 2016 and 2015, respectively. Our operating expenses totaled approximately $39.0 million and $40.8 million during the six months ended June 30, 2016 and 2015, respectively.

Interest and Fees on our Borrowings

Interest and fees on our borrowings totaled approximately $8.9 million and $9.2 million for the three months ended June 30, 2016 and 2015, respectively and approximately $16.9 million and $18.5 million for the six months ended June 30, 2016 and 2015, respectively. Interest and fee expense for the three and six months ended June 30, 2016 as compared to June 30, 2015 decreased due to lower weighted average principal balances outstanding on our Asset Backed Notes and 2019 Notes (together with the 2024 Notes, the “Baby Bonds”) along with lower debt issuance cost amortization on our Asset Backed Notes, slightly offset by an increase in the weighted average principal balance outstanding on our Credit Facilities and the issuance of an additional $141.9 million of aggregate principal on our 2024 Notes during the period.

We had a weighted average cost of debt, comprised of interest and fees and loss on debt extinguishment (long-term liabilities – convertible senior notes), of approximately 5.8% and 6.1% for the three months ended June 30, 2016 and 2015, respectively, and a weighted average cost of debt of approximately 5.7% and 6.1% for the six months ended June 30, 2016 and 2015, respectively. The decrease between comparative periods was primarily driven by a reduction in the weighted average principal outstanding on our higher yielding debt instruments compared to the prior period, specifically due to redemptions of our 2019 Notes which occurred in 2015.

General and Administrative Expenses

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, expenses associated with the workout of underperforming investments and various other expenses. Our general and administrative expenses increased to $4.4 million from $4.1 million for the three months ended June 30, 2016 and 2015. Our general and administrative expenses increased to $8.0 million from $7.7 million for the six months ended June 30, 2016 and 2015. The increase for the three and six months ended June 30, 2016 was primarily due to an increase in corporate legal expenses and outside consulting services.

Employee Compensation

Employee compensation and benefits totaled $5.3 million for the three months ended June 30, 2016 as compared to $5.9 million for the three months ended June 30, 2015, and $10.0 million for the six months ended June 30, 2016 as compared to $9.7 million for the six months ended June 30, 2015. The decrease for the three-month comparative period was primarily due to changes in variable compensation expense related to originator performance factors. The increase between the six month comparative periods was primarily due to changes in variable compensation expense, specifically an increase in originator performance compensation in the first quarter of 2016 relative to 2015.

Employee stock-based compensation totaled $1.6 million for the three months ended June 30, 2016 as compared to $2.3 million for the three months ended June 30, 2015 and $4.2 million for the six months ended June 30, 2016 as compared to $5.0 million for the six months ended June 30, 2015. The decrease between both comparative periods was primarily related to restricted stock award vesting, specifically the final vesting of retention grants issued in 2014.

Loss on Extinguishment of Convertible Senior Notes

Our 6.00% convertible senior notes due 2016 (the “Convertible Senior Notes”) were fully settled on or before their contractual maturity date of April 15, 2016. Throughout the life of the Convertible Senior Notes, holders of approximately $74.8 million of our Convertible Senior Notes exercised their conversion rights. These Convertible Senior Notes were settled with a combination of cash equal to the outstanding principal amount of the Convertible Senior Notes and approximately 1.6 million shares of our common stock, or $24.3 million.

We recorded a loss on extinguishment of debt for the proportionate amount of unamortized debt issuance costs and original issue discount. The loss was partially offset by a gain in the amount of the difference between the outstanding principal balance of the converted notes and the fair value of the debt instrument. The net loss on extinguishment of debt we recorded for the year ended December 31, 2015 was $1,000. We did not record a loss on extinguishment of debt in the three and six months ended June 30, 2016. The loss on extinguishment of debt was classified as a component of net investment income in our Consolidated Statement of Operations.

Net Investment Realized Gains and Losses and Net Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of an investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the three and six months ended June 30, 2016 and 2015 is as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Realized gains	$1,423	$495	$4,212	$4,824
Realized losses	(1,398)	(1,749)	(8,655)	(2,766)

Net realized gains	$25	$(1,254)	$(4,443)	$2,058

During the three months ended June 30, 2016 and 2015, we recognized net realized gains of $25,000 and net realized losses of $1.3 million, respectively. During the three months ended June 30, 2016, we recorded gross realized gains of $1.4 million primarily from the acquisition of our holdings in one portfolio company, Ping Identity Corporation. These gains were offset by gross realized losses of $1.4 million primarily from the liquidation or write off of our warrant and equity investments in two portfolio companies.

During the three months ended June 30, 2015, we recorded gross realized gains of $495,000 primarily from subsequent recoveries received on two previously written-off debt investments. These gains were offset by gross realized losses of $1.8 million from the liquidation of our warrant and equity investments in five portfolio companies.

During the six months ended June 30, 2016 and 2015, we recognized net realized losses of $4.4 million and net realized gains of $2.1 million, respectively. During the six months ended June 30, 2016, we recorded gross realized gains of $4.2 million primarily from the sale or acquisition of our investments in three portfolio companies, including Celator Pharmaceuticals, Inc. ($1.5 million), Ping Identity Corporation ($1.3 million) and the sale of options on Box, Inc. ($1.1 million). These gains were offset by gross realized losses of $8.6 million primarily from the liquidation or write off of our warrant and equity investments in five portfolio companies and of our debt investments in three portfolio companies, including the settlement of our outstanding debt investment in The Neat Company ($6.2 million).

During the six months ended June 30, 2015 we recorded gross realized gains of $4.8 million primarily from the sale of investments in four portfolio companies, including Cempra, Inc. ($2.0 million), Celladon Corporation ($1.4 million), Everyday Health, Inc. ($387,000) and Identiv, Inc. ($304,000). These gains were partially offset by gross realized losses of $2.7 million from the liquidation of our warrant and equity investments in eight portfolio companies.

The net unrealized appreciation and depreciation of our investments is based on the fair value of each investment determined in good faith by our Board of Directors. The following table summarizes the change in net unrealized appreciation (depreciation) of investments for the three and six months ended June 30, 2016 and 2015:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Gross unrealized appreciation on portfolio investments	$16,208	$14,700	$29,525	$35,854
Gross unrealized depreciation on portfolio investments	(30,607)	(28,875)	(55,492)	(42,114)
Reversal of prior period net unrealized appreciation upon a realization event	(340)	—	(340)	(3,708)
Reversal of prior period net unrealized depreciation upon a realization event	1,137	1,210	11,333	2,215
Net unrealized appreciation (depreciation) attributable to taxes payable	(332)	156	(296)	598
Citigroup warrant participation	30	34	32	(7)

Net unrealized appreciation (depreciation) on portfolio investments	$(13,904)	$(12,775)	$(15,238)	$(7,162)

During the three months ended June 30, 2016, we recorded approximately $13.9 million of net unrealized depreciation, of which $13.6 million was net unrealized depreciation from our debt, equity and warrant investments. Approximately $8.0 million was net unrealized depreciation on our debt investments which primarily relates to $14.0 million of unrealized depreciation for collateral based impairments on ten portfolio companies offset by the reversal of $5.7 million unrealized depreciation for prior period collateral based impairments on four portfolio companies. Approximately $6.3 million was attributed to net unrealized depreciation on our equity investments which primarily relates to $5.3 million unrealized depreciation on our public equity portfolio with the largest concentration in our investment in Box, Inc. and $1.0 million of unrealized depreciation on our private portfolio companies related to portfolio company performance. This unrealized depreciation was offset by $694,000 of net unrealized appreciation on our warrant investments primarily attributed to the reversal of unrealized depreciation upon being realized as a loss due to the liquidation of our warrant investments in two portfolio companies.

Net unrealized depreciation was increased by $332,000 as a result of increased estimated taxes payable for the three months ended June 30, 2016.

Net unrealized depreciation was offset by $30,000 as a result of net depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement and a decrease in the liability for the acquisition proceeds received on our Ping Identity Corporation equity investment, which had been exercised from warrants that were included in the collateral pool, during the three months ended June 30, 2016.

During the three months ended June 30, 2015, we recorded approximately $12.8 million of net unrealized appreciation, of which $12.9 million was net unrealized depreciation from our debt, equity and warrant investments. Approximately $6.0 million was attributed to net unrealized depreciation on our debt investments which primarily related to $7.4 million unrealized depreciation for collateral based impairments on eleven portfolio companies. Approximately $5.7 million was attributed to net unrealized depreciation on our equity investments which primarily related to $3.6 million unrealized depreciation on our public equity portfolio related to portfolio company performance and $2.1 million unrealized depreciation on our private portfolio companies. Finally, approximately $1.2 million was attributed to net unrealized depreciation on our warrant investments which primarily related to approximately $1.8 million of unrealized depreciation on five portfolio companies related to portfolio company performance partially offset by the reversal of $900,000 of unrealized depreciation upon being realized as a loss due to the liquidation of our warrant investments in six portfolio companies.

Net unrealized depreciation was offset by $156,000 as a result of decreased estimated taxes payable for the three months ended June 30, 2015.

Net unrealized depreciation was further offset by $34,000 as a result of net depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement during the three months ended June 30, 2015.

The following table summarizes the change in net unrealized appreciation (depreciation) in the investment portfolio by category, excluding net unrealized appreciation (depreciation) on taxes payable, escrow receivables and Citigroup warrant participation, for the three months ended June 30, 2016 and 2015:

	Three Months Ended June 30, 2016
(in millions)	Debt	Equity	Warrants	Total
Collateral Based Impairments	$(14.0)	$—	$(0.1)	$(14.1)
Reversals of Prior Period Collateral Based Impairments	5.7	—	—	5.7
Reversals due to Debt Payoffs & Warrant/Equity Sales	—	—	0.8	0.8
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	0.1	(5.3)	0.5	(4.7)
Level 3 Assets	0.2	(1.0)	(0.5)	(1.3)

Total Fair Value Market/Yield Adjustments	0.3	(6.3)	—	(6.0)

Total Unrealized Appreciation/(Depreciation)	$(8.0)	$(6.3)	$0.7	$(13.6)

	Three Months Ended June 30, 2015
(in millions)	Debt	Equity	Warrants	Total
Collateral Based Impairments	$(7.4)	$—	$—	$(7.4)
Reversals of Prior Period Collateral Based Impairments	—	—	0.2	0.2
Reversals due to Debt Payoffs & Warrant/Equity Sales	(0.1)	—	0.9	0.8
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	(3.6)	(0.3)	(3.9)
Level 3 Assets	1.5	(2.1)	(2.0)	(2.6)

Total Fair Value Market/Yield Adjustments	1.5	(5.7)	(2.3)	(6.5)

Total Unrealized Appreciation/(Depreciation)	$(6.0)	$(5.7)	$(1.2)	$(12.9)

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC Topic 820 (“Fair Value Measurements”).

During the six months ended June 30, 2016, we recorded approximately $15.2 million of net unrealized depreciation, of which $14.9 million was net unrealized depreciation from our debt, equity and warrant investments. Approximately $2.0 million was attributed to net unrealized depreciation on our debt investments which was primarily related to $20.6 million unrealized depreciation for collateral based impairments on ten portfolio companies offset by the reversal of $12.2 million unrealized depreciation upon payoff or settling of our debt investments and the reversal of $5.7 million unrealized depreciation for prior period collateral based impairments on four portfolio companies. Approximately $12.5 million was attributed to net unrealized depreciation on our equity investments which primarily relates to $10.5 million unrealized depreciation on our public equity portfolio with the largest concentration in our investment in Box, Inc. and $2.1 million of unrealized depreciation on our private portfolio companies related to portfolio company performance. Approximately $455,000 was attributed to net unrealized depreciation on our warrant investments primarily related to our public warrant portfolio.

Net unrealized depreciation was increased by $296,000 as a result of increased estimated taxes payable for the six months ended June 30, 2016.

Net unrealized depreciation was offset by $32,000 as a result of net depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement and a decrease in the liability for the acquisition proceeds received on our Ping Identity Corporation equity investment, which had been exercised from warrants that were included in the collateral pool, during the six months ended June 30, 2016.

During the six months ended June 30, 2015, we recorded approximately $7.2 million of net unrealized depreciation, of which $7.7 million was net unrealized depreciation from our debt, equity and warrant investments. Approximately $4.9 million was attributed to net unrealized depreciation on our debt investments which was primarily related to $9.2 million unrealized depreciation for collateral based impairments on eleven portfolio companies offset by the reversal of $2.4 million unrealized depreciation for prior period collateral based impairments on two portfolio companies. Approximately $4.7 million was attributed to net unrealized depreciation on our equity investments which primarily related to the reversal of $3.7 million of prior period net unrealized appreciation upon being realized as a gain for our sale of shares of Cempra, Inc. Celladon Corporation, Everyday Health, and Identiv, Inc. as discussed above.

This unrealized depreciation was offset by approximately $1.9 million of net unrealized appreciation on our warrant investments which primarily related to the reversal of approximately $1.9 million of unrealized depreciation upon being realized as a loss due to the liquidation of our warrant investments in nine portfolio companies.

Net unrealized depreciation was offset by $598,000 as a result of decreased estimated taxes payable for the six months ended June 30, 2015.

Net unrealized depreciation increased by $7,000 as a result of net appreciation of fair value on the pool of warrants collateralized under the warrant participation agreement during the six months ended June 30, 2015.

The following table summarizes the change in net unrealized appreciation (depreciation) in the investment portfolio by category, excluding net unrealized appreciation (depreciation) on taxes payable, escrow receivables and Citigroup warrant participation, for the six months ended June 30, 2016 and 2015:

	Six Months Ended June 30, 2016
(in millions)	Debt	Equity	Warrants	Total
Collateral Based Impairments	$(20.6)	$—	$(0.1)	$(20.7)
Reversals of Prior Period Collateral Based Impairments	5.7	—	—	5.7
Reversals due to Debt Payoffs & Warrant/Equity Sales	12.2	0.1	0.8	13.1
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	(10.5)	(0.7)	(11.2)
Level 3 Assets	0.7	(2.1)	(0.4)	(1.8)

Total Fair Value Market/Yield Adjustments	0.7	(12.6)	(1.1)	(13.0)

Total Unrealized Appreciation/(Depreciation)	$(2.0)	$(12.5)	$(0.4)	$(14.9)

	Six Months Ended June 30, 2015
(in millions)	Debt	Equity	Warrants	Total
Collateral Based Impairments	$(9.2)	$—	$—	$(9.2)
Reversals of Prior Period Collateral Based Impairments	2.4	—	0.4	2.8
Reversals due to Debt Payoffs & Warrant/Equity Sales	0.3	(3.7)	1.9	(1.5)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	(2.1)	0.9	(1.2)
Level 3 Assets	1.6	1.1	(1.3)	1.4

Total Fair Value Market/Yield Adjustments	1.6	(1.0)	(0.4)	0.2

Total Unrealized Appreciation/(Depreciation)	$(4.9)	$(4.7)	$1.9	$(7.7)

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC Topic 820 (“Fair Value Measurements”).

Income and Excise Taxes

We account for income taxes in accordance with the provisions of Topic 740 of the Financial Accounting Standards Board’s (“FASB’s”) Accounting Standards Codification, as amended (“ASC”), “Income Taxes”, under which income taxes are provided for amounts currently payable and for amounts deferred based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances may be used to reduce deferred tax assets to the amount likely to be realized. Based upon our previous election and anticipated continued qualification to be subject to taxation as a RIC, we are typically not subject to a material level of federal income taxes. We intend to distribute approximately $8.2 million of spillover earnings from ordinary income from the year ended December 31, 2015 to our stockholders in 2016.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the three months ended June 30, 2016 and 2015, the net increase in net assets resulting from operations totaled approximately $9.5 million and approximately $2.8 million, respectively. For the six months ended June 30, 2016 and 2015, the net increase in net assets resulting from operations totaled approximately $23.8 million and approximately $24.7 million, respectively.

Both the basic and fully diluted net change in net assets per common share were $0.13 per share and $0.32 per share, respectively, for the three and six months ended June 30, 2016 and both the basic and fully diluted net change in net assets per common share for the three and six months ended June 30, 2015 were $0.03 per share and $0.35 per share, respectively.

For the purpose of calculating diluted earnings per share for three and six months ended June 30, 2015, the dilutive effect of the Convertible Senior Notes under the treasury stock method was included in this calculation as our share price was greater than the conversion price in effect ($11.21 as of June 30, 2015) for the Convertible Senior Notes for such periods. The Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016, as such there is no potential additional dilutive effect for the three and six months ended June 30, 2016.

Comparison of periods ended December 31, 2015 and 2014

Investment Income

Interest Income

Total investment income for the year ended December 31, 2015 was approximately $157.1 million as compared to approximately $143.7 million for the year ended December 31, 2014.

Interest income for the year ended December 31, 2015 totaled approximately $140.3 million as compared to approximately $126.6 million for the year ended December 31, 2014. The increase in interest income for the year ended December 31, 2015 as compared to the year ended December 31, 2014 is primarily attributable to debt investment portfolio growth, specifically an increase in the weighted average principal outstanding between the periods.

Of the $140.3 million in interest income for the year ended December 31, 2015, approximately $130.4 million represents recurring income from the contractual servicing of our loan portfolio and approximately $9.9 million represents income related to the acceleration of income due to early loan repayments and other one-time events during the period. Income from recurring interest and the acceleration of interest income due to early loan repayments represented $106.8 million and $19.8 million, respectively, of the $126.6 million interest income for the year ended December 31, 2014.

The following table shows the PIK-related activity, for the years ended December 31, 2015 and 2014, at cost:

	Year Ended December 31,
(in thousands)	2015	2014
Beginning PIK loan balance	$6,250	$5,603
PIK interest income during the period	4,658	3,346
Payments received from PIK loans	(5,483)	(2,699)
Realized loss	(276)	—

Ending PIK loan balance	$5,149	$6,250

The increase in payments received from PIK loans and the increase in PIK interest capitalized during the year ended December 31, 2015 as compared to the year ended December 31, 2014 is due to an increase in the weighted average principal outstanding for loans which bear PIK interest and the number of PIK loans which paid-off during the period.

Fee Income

Income from commitment, facility and loan related fees for the year ended December 31, 2015 totaled approximately $16.9 million as compared to approximately $17.0 million for the year ended December 31, 2014. The decrease in fee income is primarily attributable to the acceleration of early loan repayments and restructures, slightly offset by an increase in normal fee amortization due to a higher weighted average debt investment portfolio outstanding during the period.

Of the $16.9 million in income from commitment, facility and loan related fees for the year ended December 31, 2015, approximately $5.8 million represents income from recurring fee amortization and approximately $11.1 million represents income related to the acceleration of unamortized fees for the period. Income from recurring fee amortization and the acceleration of unamortized fees due to early loan repayments represented $5.2 million and $11.8 million, respectively, of the $17.0 million income for the year ended December 31, 2014.

In certain investment transactions, we may earn income from advisory services; however, we had no income from advisory services in the years ended December 31, 2015 and 2014, respectively.

Operating Expenses

Our operating expenses are comprised of interest and fees on our borrowings, general and administrative expenses and employee compensation and benefits. Operating expenses totaled approximately $83.6 million and $70.3 million during the years ended December 31, 2015 and 2014, respectively.

Interest and Fees on our Borrowings

Interest and fees on our borrowings totaled approximately $36.9 million and $34.0 million for the years ended December 31, 2015 and 2014, respectively. Interest and fee expense for the year ended December 31, 2015 as compared to December 31, 2014 increased primarily due to higher weighted average principal balances outstanding on our Asset Backed Notes, Credit Facilities, 2019 Notes and 2024 Notes (together with the 2019 Notes, the “Baby Bonds”), slightly offset by a reduction in weighted average principal balances outstanding on our SBA debentures, Convertible Senior Notes and lower debt issuance cost amortization related to our Convertible Senior Notes and Asset Backed Notes.

We had a weighted average cost of debt, comprised of interest and fees and loss on debt extinguishment (long-term liabilities – convertible senior notes), of approximately 6.0% and 6.6% for the years ended

December 31, 2015 and 2014, respectively. The decrease between comparative periods was primarily driven by a reduction in the weighted average principal outstanding on our higher yielding debt instruments and a reduction in non-cash acceleration of debt issuance costs related to our SBA Debentures, Convertible Senior Notes and Asset Backed Notes as compared to the prior period, slightly offset by non-cash accelerations of debt issuance costs due to early pay downs on our Baby Bonds.

General and Administrative Expenses

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, expenses associated with the workout of underperforming investments and various other expenses. Our general and administrative expenses increased to $16.7 million from $10.2 million for the years ended December 31, 2015 and 2014, respectively. This increase was primarily due to increased recruiting costs related to strategic hiring objectives, corporate legal expenses and outside consulting services.

Employee Compensation

Employee compensation and benefits totaled approximately $20.7 million for the year ended December 31, 2015 as compared to approximately $16.6 million for the year ended December 31, 2014. The increase between comparative periods was primarily due to changes in variable incentive compensation.

Employee stock-based compensation totaled approximately $9.4 million for the year ended December 31, 2015 as compared to approximately $9.6 million for the year ended December 31, 2014. The decrease between comparative periods was primarily due to new grants issued related to incentive compensation and strategic hiring objectives, slightly offset by vesting and forfeitures.

Loss on Extinguishment of Convertible Senior Notes

Upon meeting the stock trading price conversion requirement during the three months ended June 30, 2014, September 30, 2014 and December 31, 2014, the Convertible Senior Notes became convertible on July 1, 2014 and continued to be convertible during each of the three months ended September 30, 2014, December 31, 2014 and March 31, 2015, respectively. During this period and as of December 31, 2015, holders of approximately $57.4 million of our Convertible Senior Notes have exercised their conversion rights and these Convertible Senior Notes were settled with a combination of cash equal to the outstanding principal amount of the Convertible Senior Notes and approximately 1.5 million shares of the Company’s common stock, or $24.3 million.

We recorded a loss on extinguishment of debt for the proportionate amount of unamortized debt issuance costs and OID. The loss was partially offset by a gain in the amount of the difference between the outstanding principal balance of the converted notes and the fair value of the debt instrument. The net loss on extinguishment of debt we recorded for the years ended December 31, 2015 and 2014 was approximately $1,000 and $1.6 million, respectively. The loss on extinguishment of debt was classified as a component of net investment income in our Consolidated Statements of Operations.

Net Investment Realized Gains and Losses and Net Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of an investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the years ended December 31, 2015 and 2014 is as follows:

	Year Ended December 31,
(in thousands)	2015	2014
Realized gains	$12,677	$24,027
Realized losses	(7,530)	(3,915)

Net realized gains	$5,147	$20,112

During the year ended December 31, 2015, we recognized net realized gains of approximately $5.1 million on the portfolio. These net realized gains included gross realized gains of approximately $12.6 million from the sale of investments in seven portfolio companies, including Box, Inc. ($3.2 million), Atrenta, Inc. ($2.6 million), Cempra, Inc. ($2.0 million), Celladon Corporation ($1.4 million), Egalet Corporation ($652,000), Everyday Health, Inc. ($387,000) and Identiv, Inc. ($304,000), and $1.5 million from subsequent recoveries received on two previously written-off debt investments. These gains were partially offset by gross realized losses of approximately $7.5 million primarily from the liquidation or write off of our investments in sixteen portfolio companies.

During the year ended December 31, 2014, we recognized net realized gains of approximately $20.1 million on the portfolio. These net realized gains included gross realized gains of approximately $24.0 million primarily from the sale of investments in seven portfolio companies including Acceleron Pharma, Inc., ($7.9 million), Merrimack Pharmaceuticals, Inc., ($4.3 million), Neuralstem, Inc., ($2.7 million), IPA Holdings, LLC., ($1.5 million), Cell Therapeutics, Inc., ($1.3 million), Trulia, Inc. ($1.0 million), and Portola Pharmaceuticals, Inc. ($700,000). These gains were partially offset by gross realized losses of approximately $3.9 million primarily from the liquidation of our investments in fifteen portfolio companies.

The net unrealized appreciation and depreciation of our investments is based on the fair value of each investment determined in good faith by our Board of Directors. The following table summarizes the change in net unrealized appreciation/depreciation of investments for the years ended December 31, 2015 and 2014:

	Year Ended December 31,
(in thousands)	2015	2014
Gross unrealized appreciation on portfolio investments	$78,991	$72,968
Gross unrealized depreciation on portfolio investments	(111,926)	(79,412)
Reversal of prior period net unrealized appreciation upon a realization event	(8,707)	(15,335)
Reversal of prior period net unrealized depreciation upon a realization event	4,599	3,182
Net unrealized appreciation (depreciation) attributable to taxes payable	1,322	(1,882)
Net unrealized depreciation on escrow receivables	—	(465)
Citigroup warrant participation	(11)	270

Net unrealized appreciation (depreciation) on portfolio investments	$(35,732)	$(20,674)

During the year ended December 31, 2015, we recorded approximately $35.7 million of net unrealized depreciation, of which $37.1 million is net unrealized depreciation from our debt, equity and warrant investments. Of the $37.1 million, approximately $14.0 million is attributed to net unrealized depreciation on our debt investments which primarily related to $20.4 million unrealized depreciation for collateral based impairments on ten portfolio companies offset by the reversal of collateral based impairments of $5.6 on three portfolio companies. Approximately $19.1 million is attributed to net unrealized depreciation on our equity investments which primarily relates to approximately $11.4 million unrealized depreciation on our public equity portfolio with the largest concentration in our investment in Box, Inc. and the reversal of $7.8 million of prior period net unrealized appreciation upon being realized as a gain for our sale of shares of Box, Inc., Atrenta, Inc.,

Cempra, Inc. Celladon Corporation, Egalet Corporation, Everyday Health, and Identiv, Inc. as discussed above. Finally, approximately $4.0 million is attributed to net unrealized depreciation on our warrant investments which primarily related to $6.0 million of unrealized depreciation on our private portfolio companies related to declining industry performance offset by the reversal of $3.2 million of prior period net unrealized depreciation upon being realized as a loss on the liquidation of our investments in thirteen portfolio companies.

Net unrealized depreciation was offset by approximately $1.3 million as a result of decreased estimated taxes payable for the year ended December 31, 2015.

Net unrealized depreciation increased by approximately $11,000 due to appreciation of fair value on the pool of warrants collateralized under the warrant participation agreement offset by a decrease in the liability for the acquisition proceeds we received on our Atrenta, Inc. equity investment, which had been exercised from warrants that were included in the collateral pool.

During the year ended December 31, 2014, we recorded approximately $20.7 million of net unrealized depreciation, of which $18.6 million is net unrealized depreciation from our debt, equity and warrant investments. Of the $18.6 million, approximately $14.2 million is attributed to net unrealized depreciation on our debt investments which primarily related to $23.2 million unrealized depreciation for collateral based impairments on 12 portfolio companies offset by the reversal of collateral based impairments of $4.1 million on two portfolio companies. Approximately $15.8 million is attributed to net unrealized depreciation on our warrant investments which primarily related to $8.3 million of net unrealized depreciation due to the exercise of our warrants in Box, Inc. to equity and $2.4 million of net unrealized depreciation due to the reversal of prior period net unrealized appreciation upon being realized as a gain. This unrealized depreciation was offset by approximately $11.4 million attributed to net unrealized appreciation on our equity investments, including approximately $13.0 million of net unrealized appreciation on Box, Inc., including the exercise of our remaining warrants in Box, Inc. to equity and approximately $7.7 million of net unrealized appreciation on our public equity portfolio. This was offset by approximately $12.7 million unrealized depreciation due to reversal of prior period net unrealized appreciation upon being realized as a gain.

Net unrealized appreciation decreased by approximately $1.9 million as a result of estimated taxes payable for the year ended December 31, 2014.

Net unrealized appreciation further decreased by approximately $465,000 as a result of reducing escrow receivables for the year ended December 31, 2014 related to merger and acquisition transactions closed on former portfolio companies.

During the year ended December 31, 2014, net unrealized depreciation was offset by approximately $270,000 due to net depreciation of fair value on the pool of warrants collateralized under the Citigroup warrant participation agreement as a result of the sale of shares in Acceleron Pharma, Inc., Merrimack Pharmaceuticals, Inc., Portola Pharmaceuticals, Inc. and Everyday Health, Inc. that were subject to the Citigroup warrant participation agreement.

The following table summarizes the change in net unrealized appreciation/(depreciation) in the investment portfolio by investment type, excluding net unrealized appreciation (depreciation) on taxes payable, escrow receivables and Citigroup warrant participation, for the years ended December 31, 2015 and December 31, 2014.

	Year Ended December 31, 2015
(in millions)	Debt	Equity	Warrants	Total
Collateral based impairments	$(20.4)	$(0.2)	$(0.4)	$(21.0)
Reversals of Prior Period Collateral based impairments	5.6	—	0.4	6.0
Reversals due to Debt Payoffs & Warrant/Equity sales	6.2	(7.8)	3.2	1.6
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	(1.1)	(11.4)	(1.2)	(13.7)
Level 3 Assets	(4.3)	0.3	(6.0)	(10.0)

Total Fair Value Market/Yield Adjustments	(5.4)	(11.1)	(7.2)	(23.7)

Total Unrealized Appreciation/(Depreciation)	$(14.0)	$(19.1)	$(4.0)	$(37.1)

	Year Ended December 31, 2014
(in millions)	Debt	Equity	Warrants	Total
Collateral based impairments	$(23.2)	$(1.2)	$(3.3)	(27.7)
Reversals of Prior Period Collateral based impairments	4.1	0.6	—	4.7
Reversals due to Debt Payoffs & Warrant/Equity sales	—	(11.1)	(9.7)	(20.8)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	7.6	(2.9)	4.7
Level 3 Assets	4.9	15.5	0.1	20.5

Total Fair Value Market/Yield Adjustments	4.9	23.1	(2.8)	25.2

Total Unrealized Appreciation/(Depreciation)	$(14.2)	$11.4	$(15.8)	$(18.6)

*	Level 1 assets are generally equities listed in active markets and Level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing Level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing FASB ASC Topic 820.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC Topic 740, Income Taxes, under which income taxes are provided for amounts currently payable and for amounts deferred based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances may be used to reduce deferred tax assets to the amount likely to be realized. Based upon our qualification and election to be subject to taxation as a RIC, we are typically not subject to a material level of federal income taxes. We intend to distribute approximately $0.2 million of spillover earnings from ordinary income and approximately $8.0 million from net capital gains from our taxable year ended December 31, 2015 to our stockholders during 2016.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the years ended December 31, 2015 and 2014, the net increase in net assets resulting from operations totaled approximately $42.9 million and approximately $71.2 million, respectively. These changes are made up of the items previously described.

The basic and fully diluted net change in net assets per common share for the year ended December 31, 2015 were $0.60 and $0.59, respectively, whereas the basic and fully diluted net change in net assets per common share for the year ended December 31, 2014 was $1.12 and $1.10, respectively.

For the purpose of calculating diluted earnings per share for years ended December 31, 2015 and 2014, the dilutive effect of the Convertible Senior Notes under the treasury stock method is included in this calculation as our share price was greater than the conversion price of $11.03 in effect as of December 31, 2015 and $11.36 as of December 31, 2014 for the Convertible Senior Notes for such periods.

Financial Condition, Liquidity, and Capital Resources

Our liquidity and capital resources are derived from our Credit Facilities, SBA debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the turnover of our portfolio and from public and private offerings of securities to finance our investment objectives. We may raise additional equity or debt capital through both registered offerings off a shelf registration, “At-The-Market”, or ATM, and private offerings of securities, by securitizing a portion of our investments or borrowing, including from the SBA through our SBIC subsidiaries.

On August 16, 2013, we entered into an ATM equity distribution agreement (the “Equity Distribution Agreement”) with JMP Securities LLC (“JMP”) and on March 7, 2016 we renewed the Equity Distribution Agreement. The Equity Distribution Agreement provides that we may offer and sell up to 8.0 million shares of our common stock from time to time through JMP, as our sales agent. Sales of our common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the “Securities Act including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

During the three and six months ended June 30, 2016 we sold 1.0 million and 2.1 million shares of common stock for total accumulated net proceeds of approximately $11.3 million and $23.7 million, respectively, including $420,000 and $822,000 of offering expenses, respectively. We did not sell any shares under the program during the year ended December 31, 2015. We generally use the net proceeds from these offerings to make investments, repurchase or pay down liabilities and for general corporate purposes. As of June 30, 2016, approximately 5.3 million shares remained available for issuance and sale under the Equity Distribution Agreement.

On February 24, 2015, our Board of Directors authorized a stock repurchase plan permitting us to repurchase up to $50.0 million of our common stock. This plan expired on August 24, 2015. On August 27, 2015, our Board of Directors authorized a replacement stock repurchase plan permitting us to repurchase up to $50.0 million of our common stock and on February 17, 2016, our Board of Directors extended the program until August 23, 2016. We may repurchase shares of our common stock in the open market, including block purchases, at prices that may be above or below NAV as reported in the most recently published financial statements. We expect that the share repurchase program will be in effect until August 23, 2016, or until the approved dollar amount has been used to repurchase shares. During the six months ended June 30, 2016 we repurchased 449,588 shares of our common stock at an average price per share of $10.64 per share and a total cost of approximately $4.8 million. We did not make any repurchases during the three months ended June 30, 2016. As of June 30, 2016, approximately $40.6 million of common stock remains eligible for repurchase under the stock repurchase plan.

At the 2015 Annual Meeting of Stockholders on July 7, 2015, our common stockholders approved a proposal to allow us to issue common stock at a discount from our then current NAV per share, which is effective for a period expiring on the earlier of July 7, 2016 or the 2016 annual meeting of stockholders. In connection with the receipt of such stockholder approval, we will limit the number of shares that we issue at a price below NAV pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of NAV per share. During the three and six months ended June 30, 2016, we have not issued common stock at a discount to NAV. We did not issue common stock at a discount to NAV during the year ended December 31, 2015.

Our Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016. Throughout the life of the Convertible Senior Notes, holders of approximately $74.8 million of our Convertible Senior Notes exercised their conversion rights. These Convertible Senior Notes were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 1.6 million shares of our common stock, or $24.3 million.

On May 2, 2016, we closed an underwritten public offering of an additional $72.9 million in aggregate principal amount of our 2024 Notes. The $72.9 million in aggregate principal amount includes $65.4 million from the initial offering on April 21, 2016 and $7.5 million as a result of underwriters exercising a portion of their option to purchase up to an additional $9.8 million in aggregate principal to cover overallotments on April 29, 2016.

On May 5, 2016, we, through a special purpose wholly-owned subsidiary, Hercules Funding III, LLC (“Hercules Funding III”), as borrower, entered into the Union Bank Facility with MUFG Union Bank, N.A. (“MUFG Union Bank”), as the arranger and administrative agent, and the lenders party to the Union Bank Facility from time to time. The Union Bank Facility replaced our credit facility (the “Prior Union Bank Facility”) entered into on August 14, 2014 (as amended and restated from time to time) with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to the Prior Union Bank Facility from time to time. Any references to amounts related to the Union Bank Facility prior to May 5, 2016 were incurred and relate to the Prior Union Bank Facility.

On June 27, 2016, we closed an underwritten public offering of an additional $60.0 million in aggregate principal amount of the 2024 Notes. On June 30, 2016, the underwriters exercised their option to purchase up to an additional $9.0 million in aggregate principal to cover overallotments, resulting in total aggregate principal of $69.0 million from the offering. The 2024 Notes rank equally in right of payment and form a single series of notes. The 2024 Notes will bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30, of each year, beginning July 30, 2016. We intend to invest the net proceeds of these public offerings to fund investments in debt and equity securities in accordance with its investment objective and for other general corporate purposes.

At June 30, 2016, we had $110.4 million of 2019 Notes, $244.9 million of 2024 Notes, $129.3 million of 2021 Asset-Backed Notes, and $190.2 million of SBA debentures payable. We had no borrowings outstanding under the Wells Facility or the Union Bank Facility.

At June 30, 2016, we had $254.7 million in available liquidity, including $59.7 million in cash and cash equivalents. We had available borrowing capacity of approximately $120.0 million under the Wells Facility after the March 2016 expansion of the available facility to $120.0 million and we had available borrowing capacity of $75.0 million under the Union Bank Facility, subject to existing terms and advance rates and regulatory requirements. We primarily invest cash on hand in interest bearing deposit accounts.

At June 30, 2016, we had $118.5 million of cash in restricted accounts related to our SBIC that we may use to fund new investments in the SBIC. With our net investments of $44.0 million and $74.5 million in HT II and HT III, respectively, we have the combined capacity to issue a total of $190.2 million of SBA guaranteed debentures, subject to SBA approval. At June 30, 2016, we have issued $190.2 million in SBA guaranteed debentures in our SBIC subsidiaries.

At June 30, 2016, we had approximately $3.6 million of restricted cash, which consists of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized 2021 Asset-Backed Notes, based on current characteristics of the securitized debt investment portfolios, the restricted funds may be used to pay monthly interest and principal on the securitized debt and are not distributed to us or available for our general operations. During the six months ended June 30, 2016, we principally funded our operations from (i) cash receipts from interest, dividend and fee income from our investment portfolio and (ii) cash proceeds from the realization of portfolio investments through the repayments of debt investments and the sale of debt and equity investments.

During the six months ended June 30, 2016, our operating activities used $81.9 million of cash and cash equivalents, compared to $180.4 million used during the six months ended June 30, 2015. This $98.5 million decrease in cash used by operating activities is primarily related to a decrease in investment purchases of approximately $42.7 million and an increase in investment repayments of $67.1 million.

During the six months ended June 30, 2016, our investing activities provided approximately $5.4 million of cash, compared to approximately $770,000 provided during the six months ended June 30, 2015. This $4.7 million increase in cash provided by investing activities was primarily due to a reduction of approximately $4.7 million in cash, classified as restricted cash, on assets that are securitized.

During the six months ended June 30, 2016, our financing activities provided $41.0 million of cash, compared to $68.5 million provided during the six months ended June 30, 2015. The $27.5 million decrease in cash provided by financing activities was primarily due to a decrease in proceeds generated from the issuance of common stock of $76.4 million and the repayment of borrowings under the Wells Facility and redemption of our Convertible Notes. The decrease was partially offset by proceeds received from the issuance of $141.9 million of 2024 Notes during the three and six months ended June 30, 2016.

As of June 30, 2016, net assets totaled $717.8 million, with a NAV per share of $9.66. We intend to generate additional cash primarily from cash flows from operations, including income earned from investments in our portfolio companies. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

As required by the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. As of June 30, 2016 our asset coverage ratio under our regulatory requirements as a business development company was 248.1% excluding our SBA debentures as a result of our exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio. As a result of the SEC exemptive order, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 200%, which while providing increased investment flexibility, also may increase our exposure to risks associated with leverage. Total leverage when including our SBA debentures was 206.4% at June 30, 2016.

Outstanding Borrowings

At June 30, 2016 and December 31, 2015, we had the following available borrowings and outstanding amounts:

	June 30, 2016			December 31, 2015
(in thousands)	Total Available	Principal	Carrying Value (1)	Total Available	Principal	Carrying Value (1)
SBA Debentures(2)	$190,200	$190,200	$187,165	$190,200	$190,200	$186,829
2019 Notes	110,364	110,364	108,499	110,364	110,364	108,179
2024 Notes	244,945	244,945	237,570	103,000	103,000	100,128
2021 Asset-Backed Notes	129,300	129,300	127,461	129,300	129,300	126,995
Convertible Senior Notes(3)	—	—	—	17,604	17,604	17,478
Wells Facility(4)	120,000	—	—	75,000	50,000	50,000
Union Bank Facility(4)	75,000	—	—	75,000	—	—

Total	$869,809	$674,809	$660,695	$700,468	$600,468	$589,609

(1)	Except for the Wells Facility and Union Bank Facility, all carrying values represent the principal amount outstanding less the remaining unamortized debt issuance costs and unaccreted discount, if any, associated with the loan as of the balance sheet date. See below for the amount of debt issuance cost associated with each borrowing.
(2)	At both June 30, 2016 and December 31, 2015, the total available borrowings under the SBA debentures were $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III.
(3)	The Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016.
(4)	Availability subject to us meeting the borrowing base requirements. As the Union Bank Facility was replaced on May 5, 2016, amounts included above prior to May 5, 2016 relate to the Prior Union Bank Facility.

Our NAV may decline as a result of economic conditions in the United States. Our continued compliance with the covenants under our Credit Facilities, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes and SBA debentures depend on many factors, some of which are beyond our control. Material net asset devaluation could have a material adverse effect on our operations and could require us to reduce our borrowings in order to comply with certain covenants, including the ratio of total assets to total indebtedness. We believe that our current cash and cash equivalents, cash generated from operations, and funds available from our Credit Facilities will be sufficient to meet our working capital and capital expenditure commitments for at least the next 12 months.

Debt issuance costs are fees and other direct incremental costs we incur in obtaining debt financing and are recognized as prepaid expenses and amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method. In accordance with Accounting Standards Update (“ASU”) 2015-03 and ASU 2015-15 debt issuance costs are presented as a reduction to the associated liability balance on the Consolidated Statement of Assets and Liabilities, except for debt issuance costs associated with line-of-credit arrangements. Debt issuance costs, net of accumulated amortization, as of June 30, 2016 and December 31, 2015 were as follows:

(in thousands)	June 30, 2016	December 31, 2015
SBA Debentures	$3,035	$3,371
2019 Notes	1,865	2,185
2024 Notes	7,375	2,872
2021 Asset-Backed Notes	1,839	2,305
Convertible Senior Notes	—	44
Wells Facility(1)	723	669
Union Bank Facility(1)	984	229

Total	$15,821	$11,675

(1)	As the Wells Facility and Union Bank Facility are line-of-credit arrangements, the debt issuance costs associated with these instruments are presented separately as an asset on the Consolidated Statement of Assets and Liabilities in accordance with ASU 2015-15. As the Union Bank Facility was replaced on May 5, 2016, amounts included above prior to May 5, 2016 relate to the Prior Union Bank Facility.

As of January 1, 2016, we adopted ASU 2015-03 “Simplifying the Presentation of Debt Issuance Costs” and ASU 2015-15 “Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”, which require debt issuance costs to be presented in the balance sheet as a direct deduction from the associated debt liability, except for debt issuance costs associated with line-of-credit arrangements. Adoption of these standards results in the reclassification of debt issuance costs from Other Assets and the presentation of our SBA Debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes, and Convertible Senior Notes net of the associated debt issuance costs for each instrument in the liabilities section on the Consolidated Statement of Assets and Liabilities. There is no impact to the Consolidated Statement of Operations. In addition, there is no change to the presentation of the Wells Facility or Union Bank Facility as debt issuance costs are presented separately as an asset on the Consolidated Statement of Assets and Liabilities. Refer to “– Critical Accounting Policies”.

Refer to “Note 4—Borrowings” included in the notes to our consolidated financial statements appearing elsewhere in this prospectus for a discussion of the contract terms, interest expense, and fees associated with each outstanding borrowing as of and for the three and six months ended June 30, 2016.

Commitments

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded contractual commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded contractual commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded contractual commitments may be significant from time to time. A portion of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Furthermore, our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. As such, our disclosure of unfunded contractual commits includes only those which are available at the request of the portfolio company and unencumbered by milestones.

At June 30, 2016, we had approximately $71.2 million of unfunded commitments, including undrawn revolving facilities, which were available at the request of the portfolio company and unencumbered by milestones. We intend to use cash flow from normal and early principal repayments, and proceeds from borrowings and notes to fund these commitments.

We also had approximately $115.0 million of non-binding term sheets outstanding to three new and existing companies, which generally convert to contractual commitments within approximately 90 days of signing. Non-binding outstanding term sheets are subject to completion of our due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of our unfunded commitments are considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding, given that interest rates are generally pegged to a market indices and given the existence of milestones, conditions and/or obligations imbedded in the borrowing agreements.

As of June 30, 2016, our unfunded contractual commitments available at the request of the portfolio company, including undrawn revolving facilities, and unencumbered by milestones are as follows:

(in thousands) Portfolio Company
Unfunded Commitments(1)
Paratek Pharmaceuticals, Inc.	$20,000
NewVoiceMedia Limited	15,000
Aquantia Corp.	11,500
Bellicum Pharmaceuticals, Inc.	5,000
Genocea Biosciences, Inc.	5,000
Druva, Inc.	5,000
Flowonix Medical	5,000
Quanterix Corporation	3,000
Achronix Semiconductor Corporation	1,657

Total	$71,157

(1)	Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.

Contractual Obligations

The following table shows our contractual obligations as of June 30, 2016:

	Payments due by period (in thousands)
Contractual Obligations (1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$674,809	$—	$212,189	$107,425	$355,195
Operating Lease Obligations(5)	4,071	1,628	2,266	177	—

Total	$678,880	$1,628	$214,455	$107,602	$355,195

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	We also have a warrant participation agreement with Citigroup. See Note 4 to our consolidated financial statements.
(3)	Includes $190.2 million in principal outstanding under the SBA debentures, $110.4 million of the 2019 Notes, $244.9 million of the 2024 Notes, and $129.3 million of the 2021 Asset-Backed Notes as of June 30, 2016.
(4)	Amounts represent future principal repayments and not the carrying value of each liability. See Note 4 to our consolidated financial statements.
(5)	Long-term facility leases.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $436,000 and $872,000 during the three and six months ended June 30, 2016, respectively. Total rent expense amounted to approximately $409,000 and $818,000 during the same periods ended June 30, 2015.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

We and our executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by us to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

Borrowings

Long-Term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. With the Company’s net investment of $44.0 million in HT II as of June 30, 2016, HT II has the capacity to issue a total of $41.2 million of SBA guaranteed debentures, subject to SBA approval, of which $41.2 million was outstanding as of June 30, 2016. As of June 30, 2016, HT II has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of June 30, 2016 the Company held investments in HT II in 35 companies with a fair value of approximately $85.7 million, accounting for approximately 6.6% of the Company’s total portfolio at June 30, 2016. HT II held approximately $112.9 million in assets and accounted for approximately 6.6% of the Company’s total assets prior to consolidation at June 30, 2016.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $74.5 million in HT III as of June 30, 2016, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, of which $149.0 million was outstanding as of June 30, 2016. As of June 30, 2016, HT III has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of June 30, 2016, the Company held investments in HT III in 51 companies with a fair value of approximately $257.3 million, accounting for approximately 19.7% of the Company’s total portfolio at June 30, 2016. HT III held approximately $286.3 million in assets and accounted for approximately 16.7% of the Company’s total assets prior to consolidation at June 30, 2016.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through the Company’s wholly owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and HT III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of June 30, 2016 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in March 2009 are set semiannually in March and September and range from 2.25% to 4.62% excluding annual fees. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of March 2009, the initial maturity of SBA debentures will occur in March 2019. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees on other debentures have been set at 0.906%. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.515%. The rates of borrowings on the Company’s SBA debentures range from 3.05% to 5.53% when including these annual fees.

The average amount of debentures outstanding for the three months ended June 30, 2016 for HT II was approximately $41.2 million with an average interest rate of approximately 4.52%. The average amount of debentures outstanding for the three months ended June 30, 2016 for HT III was approximately $149.0 million with an average interest rate of approximately 3.43%. The average amount of debentures outstanding for the six months ended June 30, 2016 for HT II was approximately $41.2 million with an average interest rate of approximately 4.52%. The average amount of debentures outstanding for the six months ended June 30, 2016 for HT III was approximately $149.0 million with an average interest rate of approximately 3.43%.

For the three and six months ended June 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the SBA debentures are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$1,737	$1,737	$3,475	$3,456
Amortization of debt issuance cost (loan fees)	168	166	336	331

Total interest expense and fees	$1,905	$1,903	$3,811	$3,787

Cash paid for interest expense and fees	$—	$—	$3,461	$3,442

As of June 30, 2016, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $350.0 million, subject to periodic adjustments by the SBA. In aggregate, at June 30, 2016, with the Company’s net investment of $118.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. At June 30, 2016, the Company has issued $190.2 million in SBA-guaranteed debentures in the Company’s SBIC subsidiaries.

The Company reported the following SBA debentures outstanding principal balances as of June 30, 2016 and December 31, 2015:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	June 30, 2016	December 31, 2015
SBA Debentures:
March 25, 2009	March 1, 2019	5.53%	$18,400	$18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$190,200	$190,200

(1)	Interest rate includes annual charge

2019 Notes

On March 6, 2012, the Company and U.S. Bank National Association (the “2019 Trustee”) entered into an indenture (the “Base Indenture”). On April 17, 2012, the Company and the 2019 Trustee entered into the First Supplemental Indenture to the Base Indenture (the “First Supplemental Indenture”), dated April 17, 2012, relating to the Company’s issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% notes due 2019 (the “April 2019 Notes”).

In July 2012, the Company reopened the Company’s April 2019 Notes and issued an additional $41.5 million in aggregate principal amount of April 2019 Notes, which included the exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

On September 24, 2012, the Company and the 2019 Trustee, entered into the Second Supplemental Indenture to the Base Indenture (the “Second Supplemental Indenture”), dated as of September 24, 2012, relating to the Company’s issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% notes due 2019 (the “September 2019 Notes”).

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal outstanding.

In April 2015, the Company redeemed $20.0 million of the $84.5 million issued and outstanding aggregate principal amount of April 2019 Notes, as previously approved by the Board of Directors. In December 2015 the Company redeemed $40.0 million of the $85.9 million issued and outstanding aggregate principal amount of September 2019 Notes, as previously approved by the Board of Directors.

As of June 30, 2016 and December 31, 2015, the 2019 Notes payable outstanding principal balance consists of:

(in thousands)	June 30, 2016	December 31, 2015
April 2019 Notes	$64,490	$64,490
September 2019 Notes	45,874	45,874

Total 2019 Notes Principal Outstanding	$110,364	$110,364

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the NYSE under the trading symbol “HTGZ.”

The April 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grant security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company’s compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the 2019 Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the 2019 Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the NYSE under the trading symbol “HTGY.”

The September 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the 2019 Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Second Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the 2019 Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

For the three and six months ended June 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the April 2019 Notes and September 2019 Notes are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$1,931	$2,748	$3,863	$5,729
Amortization of debt issuance cost (loan fees)	160	711	320	952

Total interest expense and fees	$2,091	$3,459	$4,183	$6,681

Cash paid for interest expense and fees	$1,931	$2,981	$3,863	$5,963

As of June 30, 2016, the Company was in compliance with the terms of the Base Indenture, and respective supplemental indentures thereto, governing the April 2019 Notes and September 2019 Notes.

2024 Notes

On July 14, 2014, the Company and U.S. Bank, N.A. (the “2024 Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture between the Company and the 2024 Trustee, dated July 14, 2014, relating to the Company’s issuance, offer and sale of $100.0 million aggregate principal amount of the 2024 Notes. On August 6, 2014, the underwriters issued notification to exercise their over-allotment option for an additional $3.0 million in aggregate principal amount of the 2024 Notes.

On May 2, 2016, the Company closed an underwritten public offering of an additional $72.9 million in aggregate principal amount of the 2024 Notes. The $72.9 million in aggregate principal amount includes $65.4 million from the initial offering on April 21, 2016 and $7.5 million as a result of underwriters exercising a portion of their option to purchase up to an additional $9.8 million in aggregate principal to cover overallotments on April 29, 2016.

On June 27, 2016, the Company closed an underwritten public offering of an additional $60.0 million in aggregate principal amount of the 2024 Notes. On June 30, 2016, the underwriters exercised their option to purchase up to an additional $9.0 million in aggregate principal to cover overallotments, resulting in total aggregate principal of $69.0 million from the offering.

All issuances of 2024 Notes rank equally in right of payment and form a single series of notes.

The 2024 Notes will mature on July 30, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after July 30, 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2024 Notes bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2014, and trade on the NYSE under the trading symbol “HTGX.”

The 2024 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2024 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Third Supplemental Indenture. The Base Indenture, as supplemented by the Third Supplemental Indenture, also contains certain reporting requirements, including a requirement that the Company provide financial information to the holders of the 2024 Notes and the 2024 Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. The Base Indenture provides for customary events of default and further provides that the 2024 Trustee or the holders of 25% in aggregate principal amount of the outstanding 2024 Notes in a series may declare such 2024 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of June 30, 2016, the Company was in compliance with the terms of the Base Indenture as supplemented by the Third Supplemental Indenture.

At June 30, 2016 and December 31, 2015, the 2024 Notes had an outstanding principal balance of $244.9 million and $103.0 million, respectively.

For the three and six months ended June 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the 2024 Notes are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$2,375	$1,609	$3,984	$3,219
Amortization of debt issuance cost (loan fees)	135	83	218	166

Total interest expense and fees	$2,510	$1,692	$4,202	$3,385

Cash paid for interest expense and fees	$1,609	$1,609	$3,219	$3,219

2021 Asset-Backed Notes

On November 13, 2014, the Company completed a $237.4 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of fixed rate asset-backed notes (the “2021 Asset-Backed Notes”), which were rated A(sf) by Kroll Bond Rating Agency, Inc. (“KBRA”). The 2021 Asset-Backed Notes were sold by Hercules Capital Funding Trust 2014-1 pursuant to a note purchase agreement, dated as of November 13, 2014, by and among the Company, the 2014 Trust Depositor, the 2014 Securitization Issuer, and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of the Company’s portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. The securitization has an 18-month reinvestment period during which time principal collections may be reinvested into additional eligible loans. Interest on the 2021 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.524% per annum. The 2021 Asset-Backed Notes have a stated maturity of April 16, 2021.

As part of this transaction, the Company entered into a sale and contribution agreement with the 2014 Trust Depositor under which the Company has agreed to sell or have contributed to the 2014 Trust Depositor the 2014 Loans. The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2014 Loans as of the date of their transfer to the 2014 Trust Depositor.

In connection with the issuance and sale of the 2021 Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The 2021 Asset-Backed Notes are secured obligations of the 2014 Securitization Issuer and are non-recourse to the Company. The 2014 Securitization Issuer also entered into an indenture governing the 2021 Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2021 Asset-Backed Notes were sold without being registered under the Securities Act (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rules 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Sec. 2 (a)(51)(A) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2021 Asset-Backed Notes outside the United States in accordance with Regulation S under the Securities Act. The 2014 Securitization Issuer is not registered under the 1940 Act in reliance on an exemption provided by Section 3(c)(7) thereof and Rule 3a-7 thereunder. In addition, the 2014 Trust Depositor entered into an amended and restated trust agreement in respect of the 2014 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2014 Loans are serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company performs certain servicing and administrative functions with respect to the 2014 Loans. The Company is entitled to receive a monthly fee from the 2014 Securitization Issuer for servicing the 2014 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including October 5, 2014 through and including December 5, 2014 over 360) of 2.00% and the aggregate outstanding principal balance of the 2014 Loans plus collections on deposit in the 2014 Securitization Issuer’s collections account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including October 5, 2014, to the close of business on December 5, 2014). The Company also serves as administrator to the 2014 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At both June 30, 2016 and December 31, 2015, the 2021 Asset-Backed Notes had an outstanding principal balance of $129.3 million.

For the three and six months ended June 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the 2021 Asset-Backed Notes are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$1,139	$1,139	$2,278	$2,278
Amortization of debt issuance cost (loan fees)	234	224	466	446

Total interest expense and fees	$1,373	$1,363	$2,744	$2,724

Cash paid for interest expense and fees	$1,139	$1,139	$2,278	$2,278

Under the terms of the 2021 Asset-Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2021 Asset-Backed Notes. The Company has segregated these funds and classified them as restricted cash. There was approximately $3.6 million and $9.2 million of restricted cash as of June 30, 2016 and December 31, 2015, respectively, funded through interest collections.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of the Convertible Senior Notes. The Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016.

Prior to the close of business on October 14, 2015, holders were able to convert their Convertible Senior Notes only under certain circumstances set forth in the indenture governing the Convertible Senior Notes. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the maturity date, holders were able to convert their Convertible Senior Notes at any time. Throughout the life of the Convertible Senior Notes, holders of approximately $74.8 million of the Convertible Senior Notes exercised their conversion rights. These Convertible Senior Notes were settled with a combination of cash equal to the outstanding principal amount of the Convertible Senior Notes and approximately 1.6 million shares of the Company’s common stock, or $24.3 million.

The Company recorded a loss on extinguishment of debt for the proportionate amount of unamortized debt issuance costs and original issue discount. The loss was partially offset by a gain in the amount of the difference between the outstanding principal balance of the Convertible Senior Notes and the fair value of the debt instrument. The net loss on extinguishment of debt the Company recorded for the year ended December 31, 2015 was $1,000. The Company did not record a loss on extinguishment of debt in the three and six months ended June 30, 2016. The loss on extinguishment of debt was classified as a component of net investment income in the Company’s Consolidated Statement of Operations.

The Convertible Senior Notes were accounted for in accordance with ASC Subtopic 470-20 (“Debt Instruments with Conversion and Other Options”). In accounting for the Convertible Senior Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the Consolidated Statement of Assets and Liabilities. As a result, the Company recorded interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 8.1%.

As December 31, 2015, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	December 31, 2015
Principal amount of debt	$17,604
Unamortized debt issuance cost	(44)
Original issue discount, net of accretion	(82)

Carrying value of Convertible Senior Notes	$17,478

For the three and six months ended June 30, 2016 and 2015, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$88	$264	$352	$479
Accretion of original issue discount	21	62	82	123
Amortization of debt issuance cost (loan fees)	11	33	43	66

Total interest expense and fees	$120	$359	$477	$668

Cash paid for interest expense and fees	$440	$529	$440	$529

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1% for the three and six months ended June 30, 2016 and 2015.

Wells Facility

On June 29, 2015, the Company, through a special purpose wholly owned subsidiary, Hercules Funding II LLC (“Hercules Funding II”), entered into the Wells Facility with Wells Fargo Capital Finance, LLC, as a lender and as the arranger and the administrative agent, and the lenders party thereto from time to time.

The Wells Facility matures on August 2, 2019, unless terminated sooner in accordance with its terms.

Under the Wells Facility, Wells Fargo Capital Finance, LLC made commitments of $75.0 million, Alostar Bank of Commerce made commitments of $20.0 million, and Everbank Commercial Finance Inc. made commitments of $25.0 million. The Wells Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the facility; however, there can be no assurances that additional lenders will join the Wells Facility. Borrowings under the Wells Facility generally bear interest at a rate per annum equal to LIBOR plus 3.25%, and the Wells Facility has an advance rate of 50% against eligible debt investments. The Wells Facility is secured by all of the assets of Hercules Funding II. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. For the three and six months ended June 30, 2016, this non-use fee was approximately $115,000 and $181,000, respectively. For the three and six months ended June 30, 2015, this non-use fee was approximately $94,000 and $188,000, respectively.

The Wells Facility also includes various financial and other covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to Hercules Funding II, including covenants relating to certain changes of control of the Company and Hercules Funding II. Among other things, these covenants also require the Company to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014. As of June 30, 2016, the minimum tangible net worth covenant increased to $612.4 million as a result of the March 2015 follow-on public offering of 7.6 million shares of common stock for total gross proceeds of approximately $100.4 million and the 2.1 million shares of common stock issued under the ATM equity distribution agreement with JMP for gross proceeds of $24.5 million during the six months ended June 30, 2016. The Wells Facility provides for customary events of default, including, without limitation, with respect to payment defaults, breach of representations and covenants, certain key person provisions, cross acceleration provisions to certain other debt, lien and judgment limitations, and bankruptcy.

On June 20, 2011 the Company paid $1.1 million in structuring fees in connection with the original Wells Facility. In connection with an amendment to the original Wells Facility in August 2014, the Company paid an additional $750,000 in structuring fees and in connection with the amendment in December 2015, the Company paid an additional $188,000 in structuring fees. These fees are being amortized through the end of the term of the Wells Facility.

The Company had aggregate draws of $146.0 million on the available facility during the six months ended June 30, 2016 offset by repayments of $196.0 million. At December 31, 2015 there was $50.0 million, respectively, of borrowings outstanding on this facility. There were no borrowings outstanding on the facility as of June 30, 2016.

For the three and six months ended June 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the Wells Facility are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$226	$—	$500	$—
Amortization of debt issuance cost (loan fees)	122	86	227	172

Total interest expense and fees	$348	$86	$727	$172

Cash paid for interest expense and fees	$333	$—	$577	$—

Union Bank Facility

On May 5, 2016, the Company, through a special purpose wholly owned subsidiary, Hercules Funding III, as borrower, entered into the Union Bank Facility with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to the Union Bank Facility from time to time. The Union Bank Facility replaced the Prior Union Bank Facility. Any references to amounts related to the Union Bank Facility prior to May 5, 2016 were incurred and relate to the Prior Union Bank Facility.

Under the Union Bank Facility, MUFG Union Bank made commitments of $75.0 million. The Union Bank Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $200.0 million, funded by additional lenders and with the agreement of MUFG Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility to increase available borrowings. Borrowings under the Union Bank Facility generally bear interest at either (i) if such borrowing is a base rate loan, a base rate per annum equal to the federal funds rate plus 1.00%, LIBOR plus 1.00% or MUFG Union Bank’s prime rate, in each case, plus a margin of 1.25% or (ii) if such borrowing is a LIBOR loan, a rate per annum equal to LIBOR plus 3.25%, and the Union Bank Facility generally has an advance rate of 50% against eligible debt investments. The Union Bank Facility is secured by all of the assets of HT III.

The Union Bank Facility requires payment of a non-use fee during the revolving credit availability period on a scale of 0.25% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. The Company paid a one-time $562,500 structuring fee in connection with the Union Bank Facility. Although the Company did not incur any non-use fees under the Union Bank Facility prior to May 5, 2016, for the three and six months ended June 30, 2016, the company incurred non-use fees under the existing and previous Union Bank Facility of approximately $87,000 and $182,000, respectively. For the three and six months ended June 30, 2015, the non-use fee was approximately $95,000 and $189,000, respectively.

The Union Bank Facility also includes various financial and other covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to HT III, including covenants relating to certain changes of control of the Company and HT III. Among other things, these covenants also require the Company to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014. As of June 30, 2016, the minimum tangible net worth covenant increased to $661.4 million as a result of the March 2015 follow-on public offering of 7.6 million shares of common stock for total net proceeds of approximately $100.1 million and the 2.1 million shares of common stock issued under the ATM equity distribution agreement with JMP for net proceeds of $23.7 million during the six months ended June 30, 2016. The Union Bank Facility provides for customary events of default, including with respect to payment defaults, breach of representations and covenants, servicer defaults, certain key person provisions, cross default provisions to certain other debt, lien and judgment limitations, and bankruptcy.

The Union Bank Facility matures on May 5, 2020, unless sooner terminated in accordance with its terms.

In connection with the Union Bank Facility, the Company and HT III also entered into the Sale and Servicing Agreement, dated as of May 5, 2016 (“the Sale Agreement”), by and among HT III, as borrower, the Company, as originator and servicer, and MUFG Union Bank, as agent. Under the Sale Agreement, the Company agrees to (i) sell or transfer certain loans to HT III under the Union Bank Facility and (ii) act as servicer for the loans sold or transferred.

The Company had aggregate draws of $25.0 million on the available facility during the six months ended June 30, 2016 offset by repayments of $25.0 million. At June 30, 2016 there were no borrowings outstanding on the Union Bank Facility.

For the three and six months ended June 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the previous and current Union Bank Facility are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$55	$—	$55	$—
Amortization of debt issuance cost (loan fees)	95	15	133	30

Total interest expense and fees	$150	$15	$188	$30

Cash paid for interest expense and fees	$333	$—	$577	$—

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, entered into Citibank Credit Facility with Citigroup, which expired under normal terms. During the first quarter of 2009, the Company paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of debt investments and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal to the Maximum Participation Limit. The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the six months ended June 30, 2016, the Company reduced its realized gain by approximately $146,000 for Citigroup’s participation from the acquisition proceeds received on equity exercised from warrants that were included in the collateral pool. The Company recorded a decrease in participation liability and an increase in unrealized appreciation by a net amount of approximately $32,000 primarily due to depreciation of fair value on the pool of warrants collateralized under the warrant participation and the acquisition proceeds received on the Company’s Ping Identity Corporation equity investment. The remaining value of Citigroup’s participation right on unrealized gains in the related equity investments is approximately $79,000 as of June 30, 2016 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $2.4 million under the warrant participation agreement thereby reducing realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between August 2016 and January 2017.

Dividend Distributions

The following table summarizes our dividends declared and paid, to be paid or reinvested on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.03
December 9, 2005	January 6, 2006	January 27, 2006	0.30
April 3, 2006	April 10, 2006	May 5, 2006	0.30
July 19, 2006	July 31, 2006	August 28, 2006	0.30
October 16, 2006	November 6, 2006	December 1, 2006	0.30
February 7, 2007	February 19, 2007	March 19, 2007	0.30
May 3, 2007	May 16, 2007	June 18, 2007	0.30
August 2, 2007	August 16, 2007	September 17, 2007	0.30
November 1, 2007	November 16, 2007	December 17, 2007	0.30
February 7, 2008	February 15, 2008	March 17, 2008	0.30
May 8, 2008	May 16, 2008	June 16, 2008	0.34
August 7, 2008	August 15, 2008	September 19, 2008	0.34
November 6, 2008	November 14, 2008	December 15, 2008	0.34
February 12, 2009	February 23, 2009	March 30, 2009	0.32	*
May 7, 2009	May 15, 2009	June 15, 2009	0.30
August 6, 2009	August 14, 2009	September 14, 2009	0.30
October 15, 2009	October 20, 2009	November 23, 2009	0.30
December 16, 2009	December 24, 2009	December 30, 2009	0.04
February 11, 2010	February 19, 2010	March 19, 2010	0.20
May 3, 2010	May 12, 2010	June 18, 2010	0.20
August 2, 2010	August 12, 2010	September 17,2010	0.20
November 4, 2010	November 10, 2010	December 17, 2010	0.20
March 1, 2011	March 10, 2011	March 24, 2011	0.22
May 5, 2011	May 11, 2011	June 23, 2011	0.22
August 4, 2011	August 15, 2011	September 15, 2011	0.22
November 3, 2011	November 14, 2011	November 29, 2011	0.22
February 27, 2012	March 12, 2012	March 15, 2012	0.23
April 30, 2012	May 18, 2012	May 25, 2012	0.24
July 30, 2012	August 17, 2012	August 24, 2012	0.24
October 26, 2012	November 14, 2012	November 21, 2012	0.24
February 26, 2013	March 11, 2013	March 19, 2013	0.25
April 29, 2013	May 14, 2013	May 21, 2013	0.27
July 29, 2013	August 13, 2013	August 20, 2013	0.28
November 4, 2013	November 18, 2013	November 25, 2013	0.31
February 24, 2014	March 10, 2014	March 17, 2014	0.31
April 28, 2014	May 12, 2014	May 19, 2014	0.31
July 28, 2014	August 18, 2014	August 25, 2014	0.31
October 29, 2014	November 17, 2014	November 24, 2014	0.31
February 24, 2015	March 12, 2015	March 19, 2015	0.31
May 4, 2015	May 18, 2015	May 25, 2015	0.31
July 29, 2015	August 17, 2015	August 24, 2015	0.31
October 28, 2015	November 16, 2015	November 23, 2015	0.31
February 17, 2016	March 7, 2016	March 14, 2016	0.31
April 27, 2016	May 16, 2016	May 23, 2016	0.31
July 27, 2016	August 15, 2016	August 22, 2016	0.31

			$12.16

*	Dividend paid in cash and stock.

On July 27, 2016 the Board of Directors declared a cash dividend distribution of $0.31 per share to be paid on August 22, 2016 to stockholders of record as of August 15, 2016. This distribution represents our forty-fourth consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date $12.16 per share.

Our Board of Directors maintains a variable dividend distribution policy with the objective of distributing four quarterly distributions in an amount that approximates 90—100% of our taxable quarterly income or potential annual income for a particular taxable year. In addition, at the end of our taxable year, our Board of Directors may choose to pay an additional special dividend distribution, or fifth dividend, so that we may distribute approximately all of our annual taxable income in the taxable year in which it was earned, or may elect to maintain the option to spill over our excess taxable income into the following taxable year as part of any future dividend distribution payments.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis in our shares, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our taxable year based upon our taxable income for the full taxable year and distributions paid for the full taxable year. As a result, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full taxable year. Of the dividend distribution declared during the year ended December 31, 2015, 100% were distributions derived from our current and accumulated earnings and profits.

During the three months ended June 30, 2016, we declared a distribution of $0.31 per share. If we had determined the tax attributes of our distributions year-to-date as of June 30, 2016, 100% would be from our current and accumulated earnings and profits. However, there can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2016 distributions to stockholders will actually be.

Shortly after the close of each calendar year information identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution, if any) will be provided to our stockholders subject to information reporting. To the extent our taxable earnings fall below the total amount of our distributions for any taxable year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We expect to qualify to be taxed as a RIC under Subchapter M of the Code. In order to be subject to tax as a RIC, we are required to satisfy certain gross income and asset composition tests, as well as distribute dividends to our stockholders each taxable year of an amount at least equal to 90% of the sum of our investment company taxable income, determined without regard to any deduction for dividends paid, and our net tax-exempt income, if any. Upon being eligible to be subject to tax as a RIC, we would be entitled to deduct dividend distributions we pay to our stockholders in determining the overall components of our “taxable income.” Components of our taxable income include our taxable interest, dividend and fee income, reduced by certain deductions, as well as taxable net realized securities gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes net unrealized appreciation or depreciation as such gains or losses are not included in taxable income until they are realized. In connection with maintaining our ability to be subject to tax as a RIC, among other things, we have made and intend to continue to make the requisite distributions to our stockholders each taxable year, which generally should relieve us from corporate-level U.S. federal income taxes.

As a RIC, we will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income and gains unless we distribute dividends in respect of each calendar year in a timely manner to our stockholders of an amount generally at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains).

Depending on the level of taxable income earned in a taxable year, we may choose to carry over taxable income in excess of current taxable year dividend distributions from such taxable income into the next taxable year and pay a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution as dividend distributions in the next taxable year under the Code is the total amount of dividend distributions paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next taxable year, dividends declared and paid by us in a taxable year may differ from our taxable income for that taxable year as such dividend distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

We intend to distribute approximately $8.2 million of spillover earnings from ordinary income from the year ended December 31, 2015 to our stockholders in 2016.

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend distribution, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividend distributions.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Reclassification

Certain balances from prior years have been reclassified in order to conform to the current year presentation.

Change in Accounting Principle

As of January 1, 2016, we adopted ASU 2015-03 “Simplifying the Presentation of Debt Issuance Costs” and ASU 2015-15 “Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements,” which collectively require debt issuance costs to be presented on the balance sheet as a direct deduction from the associated debt liability, except for debt issuance costs associated with line-of-credit agreements. Adoption of these standards results in the reclassification of debt issuance costs from Other Assets and the presentation of our SBA Debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes, and Convertible Senior Notes net of the associated debt issuance costs for each instrument in the liabilities section on the Consolidated Statement of Assets and Liabilities. In addition, the comparative Consolidated Statement of Assets and Liabilities as of December 31, 2015 has been adjusted to apply the change in accounting principle retrospectively. Specifically, the presentation of our Other Assets, SBA Debentures, 2019 Notes, 2024 Notes,

2021 Asset-Backed Notes, and Convertible Senior Notes line items were adjusted by the amount of unamortized debt issuance costs for each instrument. There is no impact to the Consolidated Statement of Operations. In addition, there is no change to the presentation of the Wells Facility or Union Bank Facility as debt issuance costs are presented separately as an asset on the Consolidated Statement of Assets and Liabilities. Refer to “—Outstanding Borrowings” for the amount of unamortized debt issuance costs for each instrument.

Valuation of Investments

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At June 30, 2016, approximately 93.4% of our total assets represented investments in portfolio companies whose fair value is determined in good faith by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our investments are carried at fair value in accordance with the 1940 Act and ASC Topic 946 and measured in accordance with ASC Topic 820. Our debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of our investments in these portfolio companies are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, we value substantially all of our investments at fair value as determined in good faith pursuant to a consistent valuation policy by our Board of Directors in accordance with the provisions of ASC Topic 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

See “Determination of Net Asset Value” for a discussion of our investment valuation process.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of June 30, 2016 and as of December 31, 2015. We transfer investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the six months ended June 30, 2016, there were no transfers between Levels 1 or 2.

(in thousands) Description	Balance June 30, 2016	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$1,211,782	$—	$5,650	$1,206,132
Preferred Stock	39,610	—	—	39,610
Common Stock	26,295	20,622	—	5,673
Warrants	25,091	—	4,384	20,707
Escrow Receivable	4,650	—	—	4,650

Total	$1,307,428	$20,622	$10,034	$1,276,772

(in thousands) Description	Balance December 31, 2015	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$1,110,209	$—	$7,813	$1,102,396
Preferred Stock	35,245	—	—	35,245
Common Stock	32,197	30,670	—	1,527
Warrants	22,987	—	4,422	18,565
Escrow Receivable	2,967	—	—	2,967

Total	$1,203,605	$30,670	$12,235	$1,160,700

The table below presents a reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the six months ended June 30, 2016 and the year ended December 31, 2015.

(in thousands)	Balance January 1, 2016	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balance June 30, 2016
Senior Debt	$1,102,396	$(6,451)	$(2,017)	$337,015	$—	$(220,250)	$—	$(4,561)	$1,206,132
Preferred Stock	35,245	666	(1,619)	6,820	(1,367)	—	626	(761)	39,610
Common Stock	1,527	—	(615)	—	—	—	4,761	—	5,673
Warrants	18,565	(848)	100	2,942	—	—	—	(52)	20,707
Escrow Receivable	2,967	—	—	1,727	(44)	—	—	—	4,650

Total	$1,160,700	$(6,633)	$(4,151)	$348,504	$(1,411)	$(220,250)	$5,387	$(5,374)	$1,276,772

(in thousands)	Balance January 1, 2015	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(4)	Gross Transfers out of Level 3(4)	Balance December 31, 2015
Senior Debt	$923,906	$(2,295)	$(12,930)	$699,555	$—	$(505,274)	$—	$(566)	$1,102,396
Preferred Stock	57,548	2,598	(1,539)	15,076	(4,542)	—	685	(34,581)	35,245
Common Stock	1,387	(298)	743	—	(305)	—	—	—	1,527
Warrants	21,923	(3,849)	(4,749)	5,311	1,220	—	—	(1,291)	18,565
Escrow Receivable	3,598	71	—	511	(1,032)	(181)	—	—	2,967

Total	$1,008,362	$(3,773)	$(18,475)	$720,453	$(4,659)	$(505,455)	$685	$(36,438)	$1,160,700

(1)	Included in net realized gains or losses in the accompanying Consolidated Statement of Operations.
(2)	Included in change in net unrealized appreciation (depreciation) in the accompanying Consolidated Statement of Operations.
(3)	Transfers out of Level 3 during the six months ended June 30, 2016 relate to the exercise of warrants in Ping Identity Corporation to preferred stock, the conversion of debt to equity in Optiscan Biomedical Corp and Achilles Technology Management Co II, Inc. and the conversion of the Company’s preferred shares to common shares in SCIEnergy, Inc. Transfers into Level 3 during the six months ended June 30, 2016 relate to the acquisition of preferred stock as a result of the exercise of warrants in Ping Identity Corporation, the conversion of debt to equity in Optiscan Biomedical Corp and Achilles Technology Management Co II, Inc. and the conversion of the Company’s preferred shares to common shares in SCIEnergy, Inc.
(4)	Transfers out of Level 3 during the year ended December 31, 2015 relate to the IPOs of Box, Inc., ZP Opco, Inc. (p.k.a. Zosano Pharma, Inc.), Neos Therapeutics, Edge Therapeutics Inc., ViewRay, Inc., and Cerecor, Inc. in addition to the exercise of warrants in both Forescout, Inc. and Atrenta, Inc. to preferred stock. Transfers into Level 3 during the year ended December 31, 2015 relate to the acquisition of preferred stock as a result of the exercise of warrants in both Forescout, Inc. and Atrenta, Inc. and the conversion of debt to equity in Home Dialysis Plus and Gynesonics.
(5)	Amounts listed above are inclusive of loan origination fees received at the inception of the loan which are deferred and amortized into fee income as well as the accretion of existing loan discounts and fees during the period. Escrow receivable purchases may include additions due to proceeds held in escrow from the liquidation of level 3 investments.
(6)	Amounts listed above include the acceleration and payment of loan discounts and loan fees due to early payoffs or restructures.

For six months ended June 30, 2016, approximately $1.9 million and $614,000 in net unrealized depreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $14.2 million and $442,000 in net unrealized depreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

For the year ended December 31, 2015, approximately $179,000 in net unrealized depreciation and $745,000 in net unrealized appreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $13.7 million and $5.9 million in net unrealized depreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

The following tables provides quantitative information about our Level 3 fair value measurements of our investments as of June 30, 2016 and December 31, 2015. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to our fair value measurements.

The significant unobservable input used in the fair value measurement of our escrow receivables is the amount recoverable at the contractual maturity date of the escrow receivable.

Investment Type - Level Three Debt Investments	Fair Value at June 30, 2016 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(b)
Pharmaceuticals	$88,049	Originated Within 6 Months	Origination Yield	12.67% - 15.39%	13.54%
	369,969	Market Comparable Companies	Hypothetical Market Yield	9.38% - 15.87%	12.48%
			Premium/(Discount)	(0.75%) - 0.50%
	13,153	Liquidation(c)	Probability weighting of alternative outcomes	20.00% - 100.00%
Technology	114,387	Originated Within 6 Months	Origination Yield	11.00% - 20.29%	13.85%
	213,134	Market Comparable Companies	Hypothetical Market Yield	11.10% - 17.06%	12.69%
			Premium/(Discount)	(0.50%) - 0.75%
	17,131	Liquidation(c)	Probability weighting of alternative outcomes	25.00% - 100.00%
Sustainable and Renewable	62,200	Originated Within 6 Months	Origination Yield	12.74% - 16.13%	15.13%
Technology	107,848	Market Comparable Companies	Hypothetical Market Yield	7.43% - 23.37%	16.08%
			Premium/(Discount)	0.00%
	1,294	Liquidation(c)	Probability weighting of alternative outcomes	100.00%
Medical Devices	25,495	Originated Within 6 Months	Origination Yield	14.64% - 18.13%	15.53%
	71,049	Market Comparable Companies	Hypothetical Market Yield	10.83% - 19.71%	14.34%
			Premium/(Discount)	(0.25%) - 0.50%
	5,107	Liquidation(c)	Probability weighting of alternative outcomes	5.00% - 100.00%
Lower Middle Market	5,448	Market Comparable Companies	Hypothetical Market Yield	13.84% - 14.86%	14.40%
			Premium/(Discount)	0.25%	0.25%
	19,401	Liquidation(c)	Probability weighting of alternative outcomes	100.00%

		Debt Investments Where Fair Value Approximates Cost
	71,562	Imminent Payoffs(d)
	20,905	Debt Investments Maturing in Less than One Year

	$1,206,132	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Consolidated Schedule of Investments are included in the industries noted above as follows:

•

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery and Biotechnology Tools industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Consumer and Business Products, Information Services, and Communications and Networking industries in the Consolidated Schedule of Investments.

•	Sustainable and Renewable Technology, above, aligns with the Sustainable and Renewable Technology Industry in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Surgical Devices and Medical Devices and Equipment industries in the Consolidated Schedule of Investments.

•

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

(b)	The weighted averages are calculated based on the fair market value of each investment.

(c)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

(d)	Imminent payoffs represent debt investments that we expect to be fully repaid within the next three months, prior to their scheduled maturity date.

Investment Type - Level Three Debt Investments	Fair Value at December 31, 2015 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input (a)	Range	Weighted Average(b)
Pharmaceuticals	$72,981	Originated Within 6 Months	Origination Yield	10.35% - 16.16%	12.29%
	406,590	Market Comparable Companies	Hypothetical Market Yield	9.55% - 16.75%	12.67%
			Premium/(Discount)	(0.75%) - 0.00%
Technology	6,873	Originated Within 6 Months	Origination Yield	15.19%	15.19%
	283,045	Market Comparable Companies	Hypothetical Market Yield	6.57% - 23.26%	13.22%
			Premium/(Discount)	(0.25%) - 0.50%
	36,815	Liquidation(c)	Probability weighting of alternative outcomes	10.00% - 100.00%

Sustainable and Renewable	11,045	Originated Within 6 Months	Origination Yield	19.74%	19.74%
Technology	105,382	Market Comparable Companies	Hypothetical Market Yield	10.62% - 27.31%	15.91%
			Premium/(Discount)	0.00%
	1,013	Liquidation(c)	Probability weighting of alternative outcomes	100.00%
Medical Devices	80,530	Market Comparable Companies	Hypothetical Market Yield	11.65% - 19.90%	15.26%
			Premium/(Discount)	0.00% - 0.50%
	3,764	Liquidation(c)	Probability weighting of alternative outcomes	50.00%

Lower Middle Market	17,811	Originated Within 6 Months	Origination Yield	12.70% - 14.50%	13.00%
	15,151	Liquidation(c)	Probability weighting of alternative outcomes	25.00% - 75.00%

		Debt Investments Where Fair Value Approximates Cost
	12,434	Imminent Payoffs(d)
	48,962	Debt Investments Maturing in Less than One Year

	$1,102,396	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Consolidated Schedule of Investments are included in the industries noted above as follows:

•	Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, and Drug Delivery industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Consumer and Business Products, Information Services, and Communications and Networking industries in the Consolidated Schedule of Investments.

•	Sustainable and Renewable Technology, above, aligns with the Sustainable and Renewable Technology Industry in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Surgical Devices and Medical Devices and Equipment industries in the Consolidated Schedule of Investments.

•

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

(b)	The weighted averages are calculated based on the fair market value of each investment.

(c)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

(d)	Imminent payoffs represent debt investments that we expect to be fully repaid within the next three months, prior to their scheduled maturity date.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at June 30, 2016 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(e)
Equity Investments	$6,380	Market Comparable Companies	EBITDA Multiple (b)	5.6x - 19.0x	7.7x
			Revenue Multiple (b)	0.8x - 4.1x	2.0x
			Discount for Lack of Marketability(c)	15.05% - 26.68%	16.61%
			Average Industry Volatility(d)	50.52% - 115.27%	62.93%
			Risk-Free Interest Rate	0.43% - 0.53%	0.43%
			Estimated Time to Exit (in months)	10 - 20	11
	29,472	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	28.52% - 91.56%	66.25%
			Risk-Free Interest Rate	0.27% - 1.36%	0.64%
			Estimated Time to Exit (in months)	3 - 44	16

	9,431	Other(f)
Warrant Investments	6,119	Market Comparable Companies	EBITDA Multiple(b)	1.9x - 52.1x	12.4x
			Revenue Multiple(b)	0.3x - 7.3x	2.4x
			Discount for Lack of Marketability(c)	15.34% - 31.48%	20.34%
			Average Industry Volatility(d)	46.08% - 102.70%	62.00%
			Risk-Free Interest Rate	0.43% - 0.84%	0.53%
			Estimated Time to Exit (in months)	10 - 47	20

	12,401	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	28.52% - 115.27%	63.42%
			Risk-Free Interest Rate	0.27% - 1.43%	0.76%
			Estimated Time to Exit (in months)	3 - 47	24
	2,187	Other(f)

Total Level Three Warrant and Equity Investments	$65,990

(a)	The significant unobservable inputs used in the fair value measurement of our warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model (“OPM”) include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation may result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when we have determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when we have determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.
(e)	Weighted averages are calculated based on the fair market value of each investment.
(f)	The fair market value of these investments is derived based on recent private market transaction prices.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2015 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(e)
Equity Investments	$5,898	Market Comparable Companies	EBITDA Multiple(b)	3.3x - 19.5x	7.6x
			Revenue Multiple(b)	0.7x - 3.7x	2.1x
			Discount for Lack of Marketability(c)	14.31% - 25.11%	18.05%
			Average Industry Volatility(d)	37.72% - 109.64%	60.27%
			Risk-Free Interest Rate	0.61% - 1.09%	0.74%
			Estimated Time to Exit (in months)	10 - 26	15
	30,874	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	28.52% - 86.41%	65.40%
			Risk-Free Interest Rate	0.36% - 1.51%	0.80%
			Estimated Time to Exit (in months)	10 - 47	17
Warrant Investments	7,904	Market Comparable Companies	EBITDA Multiple(b)	5.1x - 57.9x	16.0x
			Revenue Multiple(b)	0.4x - 9.6x	3.0x
			Discount for Lack of Marketability(c)	10.09% - 31.37%	23.11%
			Average Industry Volatility(d)	39.51% - 73.36%	41.19%
			Risk-Free Interest Rate	0.32% - 1.51%	0.87%
			Estimated Time to Exit (in months)	4 - 47	23
	10,661	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	28.52% - 109.64%	64.31%
			Risk-Free Interest Rate	0.36% - 1.45%	0.85%
			Estimated Time to Exit (in months)	10 - 44	20

Total Level Three Warrant and Equity Investments	$55,337

(a)	The significant unobservable inputs used in the fair value measurement of our warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes OPM include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation may result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when we have determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when we have determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.
(e)	Weighted averages are calculated based on the fair market value of each investment.

Income Recognition

We record interest income on an accrual basis and we recognize it as earned in accordance with the contractual terms of the loan agreement, to the extent that such amounts are expected to be collected. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect that principal, interest, and other obligations due will be collected in full, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal and interest due has been paid or we believe the portfolio company has demonstrated the ability to repay our current and future contractual obligations. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

At June 30, 2016, the Company had six debt investments on non-accrual with a cumulative investment cost and approximate fair value of $34.5 million and $2.8 million, respectively. At December 31, 2015, the Company had five debt investments on non-accrual with cumulative investment cost and fair value of approximately $47.4 million and $23.2 million, respectively. In addition, at December 31, 2015, the Company had one debt investment with an investment cost and fair value of approximately $20.1 million and $14.9 million, respectively, for which only the PIK interest is on non-accrual. During the six months ended June 30, 2016, the Company recognized a realized loss of approximately $6.2 million on the settlement of one debt investment that was on non-accrual at December 31, 2015. In addition, the Company recognized a realized loss of $430,000 on the partial write off of one debt investment that was on non-accrual as of December 31, 2015.

Paid-In-Kind and End of Term Income

Contractual PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or we do not expect the portfolio company to be able to pay all principal and interest due. In addition, we may also be entitled to an end-of-term payment that we amortize into income over the life of the loan. To maintain our ability to be subject to tax as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividend distributions even though we have not yet collected the cash. Amounts necessary to pay these distributions may come from available cash or the liquidation of certain investments. We recorded approximately $1.8 million and $973,000 in PIK income during the three months ended June 30, 2016 and 2015, respectively. We recorded approximately $3.5 million and $1.9 million in PIK income during the six months ended June 30, 2016 and 2015, respectively.

Fee Income

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and deal structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and OID related to early loan pay-off or material modification of the specific debt outstanding.

Equity Offering Expenses

Our offering costs are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

Debt issuance costs are fees and other direct incremental costs we incur in obtaining debt financing and are recognized as prepaid expenses and amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method. In accordance with ASU 2015-03 and ASU 2015-15 debt issuance costs are presented as a reduction to the associated liability balance on the Consolidated Statement of Assets and Liabilities, except for debt issuance costs associated with line-of-credit arrangements. Debt issuance costs, net of accumulated amortization, as of June 30, 2016 and December 31, 2015 were as follows:

(in thousands)	June 30, 2016	December 31, 2015
SBA Debentures	$3,035	$3,371
2019 Notes	1,865	2,185
2024 Notes	7,375	2,872
2021 Asset-Backed Notes	1,839	2,305
Convertible Senior Notes	—	44
Wells Facility(1)	723	669
Union Bank Facility(1)	984	229

Total	$15,821	$11,675

(1)	As the Wells Facility and Union Bank Facility are line-of-credit arrangements, the debt issuance costs associated with these instruments are presented separately as an asset on the Consolidated Statement of Assets and Liabilities in accordance with ASU 2015-15. As the Union Bank Facility was replaced on May 5, 2016, amounts included above prior to May 5, 2016 relate to the Prior Union Bank Facility.

As of January 1, 2016, we adopted Accounting Standards Update (“ASU”) 2015-03 “Simplifying the Presentation of Debt Issuance Costs” and ASU 2015-15 “Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”, which require debt issuance costs to be presented in the balance sheet as a direct deduction from the associated debt liability, except for debt issuance costs associated with line-of-credit arrangements. Adoption of these standards results in the reclassification of debt issuance costs from Other Assets and the presentation of our SBA Debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes, and Convertible Senior Notes net of the associated debt issuance costs for each instrument in the liabilities section on the Consolidated Statement of Assets and Liabilities. There is no impact to the Consolidated Statement of Operations. In addition, there is no change to the presentation of the Wells Facility or Union Bank Facility as debt issuance costs are presented separately as an asset on the Consolidated Statement of Assets and Liabilities.

Cash and Cash Equivalents

Cash and cash equivalents consists solely of funds deposited with financial institutions and short-term liquid investments in money market deposit accounts. Cash and cash equivalents are carried at cost, which approximates fair value.

Other Assets

Other Assets generally consists of prepaid expenses, fixed assets net of accumulated depreciation, deferred revenues and deposits and other assets, including escrow receivable. The escrow receivable balance as of June 30, 2016 was approximately $4.7 million and was fair valued and held in accordance with ASC 820. As of June 30, 2016, there were no material past due escrow receivables.

Stock Based Compensation

We have issued and may, from time to time, issue additional stock options and restricted stock to employees under our 2004 Equity Incentive Plan and members of the Board of Directors under our 2006 Equity Incentive Plan. We follow ASC Topic 718, formally known as FAS 123R “Share-Based Payments” to account for stock options granted. Under ASC Topic 718, compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Income Taxes

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders in determining its “taxable income.” Taxable income includes our taxable interest, dividend and fee income, reduced by deductible expenses, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

As a RIC, we will be subject to a 4% U.S. nondeductible federal excise tax on certain undistributed income and gains unless we distribute dividends in a timely manner an amount at least equal to the Excise Tax Avoidance Requirements. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a taxable year, we may choose to carry over taxable income in excess of current taxable year dividend distributions from such taxable income into the next taxable year and pay a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of dividends paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next taxable year, dividends declared and paid by us in a taxable year may differ from taxable income for that taxable year as such dividends may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

We intend to distribute approximately $8.2 million of spillover earnings from ordinary income from the year ended December 31, 2015 to our stockholders in 2016. We distributed 100% of our spillover dividends from long term capital gains from the taxable year ended December 31, 2014 to our stockholders during 2015.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their appropriate tax character. Permanent differences may also result from the classification of certain items, such as the treatment of short-term gains as ordinary income for tax purposes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Recent Accounting Pronouncements

In February 2015, the FASB issued ASU 2015-02, “Consolidation (Topic 810)—Amendments to the Consolidation Analysis”. The new guidance applies to entities in all industries and provides a new scope exception to registered money market funds and similar unregistered money market funds. It makes targeted amendments to the current consolidation guidance and ends the deferral granted to investment companies from applying the variable interest entities (“VIE”) guidance. There is not a material impact from adopting this standard on our financial statements. We have adopted this standard for six months ended June 30, 2016.

In April 2015, the FASB issued ASU 2015-03, “Simplifying the Presentation of Debt Issuance Costs”, which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the associated debt liability and in August 2015, the FASB issued ASU 2015-15 “Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”, which clarifies the application of ASU 2015-03 to debt issuance costs associated with line-of-credit arrangements and allows presentation of debt issuance costs on these instruments as assets that are amortized over the term of the instrument. Adoption of these standards results in the reclassification of debt issuance costs from Other Assets and the presentation of our SBA Debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes, and Convertible Senior Notes net of the associated debt issuance costs for each instrument in the liabilities section on the Consolidated Statement of Assets and Liabilities. There is no impact to the Consolidated Statement of Operations. In addition, there is no change to the presentation of the Wells Facility or Union Bank Facility as debt issuance costs are presented separately as an asset on the Consolidated Statement of Assets and Liabilities. We have adopted this standard for six months ended June 30, 2016. Refer to “—Critical Accounting Policies”.

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities,” which, among other things, requires that (i) all equity investments, other than equity-method investments, in unconsolidated entities generally be measured at fair value through earnings and (ii) an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the ASU changes the disclosure requirements for financial instruments. ASU 2016-01 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. Early adoption is permitted for certain provisions. We are currently evaluating the impact that ASU 2016-01 will have on our consolidated financial statements and disclosures.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842),” which, among other things, requires recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. Additionally the ASU requires the classification of all cash payments on leases within operating activities in the Consolidated Statement of Cash Flows. ASU 2016-02 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2018. Early adoption is permitted. We are currently evaluating the impact that ASU 2016-02 will have on our consolidated financial statements and disclosures.

In March 2016, the FASB issued ASU 2016-09, “Compensation—Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting,” which, among other things, simplifies several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. ASU 2016-09 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2016. Early adoption is permitted. We are currently evaluating the impact that ASU 2016-09 will have on our consolidated financial statements and disclosures.

Quantitative and Qualitative Disclosure About Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our investment income will be affected by changes in various interest rates, including LIBOR and Prime rates, to the extent our debt investments include variable interest rates. As of June 30, 2016, approximately 92.8% of the loans in our portfolio had variable rates based on floating Prime or LIBOR rates with a floor. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Based on our Consolidated Statement of Assets and Liabilities as of June 30, 2016, the following table shows the approximate annualized increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investments and borrowings.

(in thousands)	Interest	Interest	Net
Basis Point Change	Income	Expense	Income
(100)	$(1,906)	$(154)	$(1,752)
100	$7,473	$243	$7,230
200	$17,434	$485	$16,949
300	$28,539	$728	$27,811
400	$39,846	$970	$38,876
500	$51,304	$1,213	$50,091

We do not currently engage in any hedging activities. However, we may, in the future, hedge against interest rate fluctuations (and foreign currency) by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates (and foreign currency), they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. During the six months ended June 30, 2016 we did not engage in interest rate (or foreign currency) hedging activities.

Although we believe that the foregoing analysis is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio. It also does not adjust for other business developments, including borrowings under our Credit Facilities, SBA debentures, 2019 Notes, 2024 Notes and 2021 Asset-Backed Notes that could affect the net increase in net assets resulting from operations, or net income. It also does not assume any repayments from borrowers. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by variable rate assets in our investment portfolio.

For additional information regarding the interest rate associated with each of our Credit Facilities, SBA debentures, 2019 Notes, 2024 Notes and 2021 Asset-Backed Notes please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Borrowings” in this prospectus.

Disclosure Controls and Procedures

The Company’s chief executive and chief financial officers, under the supervision and with the participation of the Company’s management, conducted an evaluation of the Company’s disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act. As of the end of the period covered by this prospectus, the Company’s chief executive and chief financial officers have concluded that the Company’s disclosure controls and procedures were effective to ensure that information required to be disclosed by the Company in reports that the Company files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in SEC rules and forms, and that information required to be disclosed by the Company in the reports that the Company files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including the Company’s chief executive and chief financial officers, as appropriate to allow timely decisions regarding required disclosure.

Internal Control Over Financial Reporting

a. Management’s Report on Internal Control over Financial Reporting

The Company is responsible for establishing and maintaining adequate internal control over financial reporting and for the assessment of the effectiveness of internal control over financial reporting. As defined by the SEC, internal control over financial reporting is a process designed under the supervision of the Company’s principal executive and principal financial and accounting officer, approved and monitored by the Company’s Board of Directors, and implemented by management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with U.S. GAAP.

The Company’s internal control over financial reporting is supported by written policies and procedures, that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company’s assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of the Company’s management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management of the Company conducted an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2015 based on criteria established in Internal Control— Integrated

Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on this assessment, management has concluded that the Company’s internal control over financial reporting was effective as of December 31, 2015.

Report of the Independent Registered Public Accounting Firm

The effectiveness of the Company’s internal control over financial reporting as of December 31, 2015 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm who also audited the Company’s consolidated financial statements, as stated in their report, which is included in this prospectus.

Changes in Internal Control over Financial Reporting in 2016

There have been no changes in the Company’s internal control over financing reporting, as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act, which occurred during the Company’s most recently completed fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

BUSINESS

We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences and sustainable and renewable technology industries. We source our investments through our principal office located in Palo Alto, CA, as well as through our additional offices in Boston, MA, New York, NY, Washington, DC, Santa Monica, CA, Hartford, CT and San Diego, CA.

Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology and to offer a full suite of growth capital products. We focus our investments in companies active in the technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life sciences. Within the life sciences sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the sustainable and renewable technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets in such businesses.

We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies but also have investments in public companies. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or other rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments. Our primary business objectives are to increase our net income, net operating income and NAV by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related industries with attractive current yields and the potential for equity appreciation and realized gains. Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related industries is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We also make investments in qualifying small businesses through our two wholly-owned SBICs. Our SBIC subsidiaries, HT II and HT III, hold approximately $112.9 million and $286.3 million in assets, respectively, and accounted for approximately 6.6% and 16.7% of our total assets, respectively, prior to consolidation at June 30, 2016. As of June 30, 2016, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $350.0 million, subject to periodic adjustments by the SBA. In aggregate, at June 30, 2016, with our net investment of $118.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. At June 30, 2016, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries. See “Regulation—Small Business Administration Regulations” for additional information regarding our SBIC subsidiaries.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries or our affiliates may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

CORPORATE HISTORY AND OFFICES

We are a Maryland corporation formed in December 2003 that began investment operations in September 2004. On February 25, 2016, we changed our name from “Hercules Technology Growth Capital, Inc.” to “Hercules Capital, Inc.” We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) except for debentures issued by the SBA and any preferred stock we may issue in the future, of at least 200% subsequent to each borrowing or issuance of senior securities. See “Regulation.”

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and, to a lesser extent, in foreign companies.

Effective January 1, 2006, we elected to be treated for tax purposes as a RIC under the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, our qualification and election to be treated as a RIC requires that we comply with provisions contained in the Code. For example, as a RIC we must receive 90% or more of our income from qualified earnings, typically referred to as “good income,” as well as satisfy asset diversification and income distribution requirements. As an investment company, we follow accounting and reporting guidance as set forth in Topic 946 of FASB’s ASC.

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, New York, NY, Washington, DC, Santa Monica, CA, Hartford, CT and San Diego, CA. We maintain a website on the Internet at www.htgc.com. We make available, free of charge, on our website our proxy statement, annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

OUR MARKET OPPORTUNITY

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology- related companies for the following reasons:

•	technology-related companies have generally been underserved by traditional lending sources;

•	unfulfilled demand exists for structured debt financing to technology-related companies due to the complexity of evaluating risk in these investments; and

•	structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies typically include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders generally refrain from entering the structured debt financing marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved. The venture capital market for the technology-related companies in which we invest has been active. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe many technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period sometimes required prior to liquidity events.

OUR BUSINESS STRATEGY

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, our team members have originated structured debt, debt with warrants and equity investments in over 355 technology-related companies, representing almost $6.1 billion in commitments from inception to June 30, 2016, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which we believe will enable us to identify and attract well-positioned prospective portfolio companies.

We focus our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from warrant and equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities (typically between 24-48 months), security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment. Although we do not currently engage in hedging transactions, we may engage in hedging transactions in the future utilizing instruments such as forward contracts, currency options and interest rate swaps, caps, collars, and floors.

Historically our structured debt investments to technology-related companies typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies, including the right to convert some portion of our debt into equity, in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt, including below-investment grade debt instruments (also known as “junk bonds”), to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, including select publicly listed companies and select special opportunity lower middle market companies that require additional capital to fund acquisitions, recapitalizations and refinancings and established-stage companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive SQL database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of June 30, 2016, our proprietary SQL-based database system included approximately 45,000 technology-related companies and approximately 9,200 venture capital firms, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

OUR INVESTMENTS AND OPERATIONS

We principally invest in debt securities and, to a lesser extent, equity securities, with a particular emphasis on structured debt with warrants.

We generally seek to invest in companies that have been operating for at least six to 12 months prior to the date of our investment. We anticipate that such entities may, at the time of investment, be generating revenues or will have a business plan that anticipates generation of revenues within 24 to 48 months. Further, we anticipate that on the date of our investment we will generally obtain a lien on available assets, which may or may not include intellectual property, and these companies will have sufficient cash on their balance sheet to operate as well as potentially amortize their debt for at least three to nine months following our investment. We generally require that a prospective portfolio company, in addition to having sufficient capital to support leverage, demonstrate an operating plan capable of generating cash flows or raising the additional capital necessary to cover its operating expenses and service its debt, for an additional six to twelve months subject to market conditions.

We expect that our investments will generally range from $12.0 million to $25.0 million, although we may make investments in amounts above or below this range. We typically structure our debt securities to provide for amortization of principal over the life of the loan, but may include a period of interest-only payments. Our loans will typically be collateralized by a security interest in the borrower’s assets, although we may not have the first claim on these assets and the assets may not include intellectual property. As of June 30, 2016, approximately 92.8% of our loans were at floating rates or floating rates with a floor and 7.2% of the loans were at fixed rates.

In addition to the cash yields received on our loans, in some instances, our loans generally include one or more of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees or prepayment fees. In some cases our loans also include contractual PIK interest arrangements. The increases in loan balances as a result of contractual PIK arrangements are included in income for the period in which such PIK interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income for tax purposes certain other amounts prior to receiving the related cash.

In addition, the majority of our investments in the structured debt of venture capital-backed companies generally have equity enhancement features, typically in the form of warrants or other equity-related securities that are considered OID to our loans and are designed to provide us with an opportunity for potential capital appreciation. The warrants typically will be immediately exercisable upon issuance and generally will remain exercisable for the lesser of five to ten years or three to five years after completion of an IPO. The exercise prices for the warrants varies from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we receive warrants. We may structure warrants to provide minority rights provisions or on a very select basis put rights upon the occurrence of certain events. We generally target a total annualized return (including interest, fees and value of warrants) of 12% to 25% for our debt investments.

Typically, our structured debt and equity investments take one of the following forms:

•

Structured Debt with Warrants. We seek to invest a majority of our assets in structured debt with warrants of prospective portfolio companies. Our investments in structured debt with warrants may be the only debt capital on the balance sheet of our portfolio companies, and in many cases we have a first priority security interest in all of our portfolio company’s assets, or in certain investments we may have a negative pledge on intellectual property. Our structured debt with warrants typically has a maturity of between two and seven years, and they may provide for full amortization after an interest only period. Our structured debt with warrants generally carries a contractual interest rate up to 15.0% and may include an additional end-of-term payment or contractual PIK interest arrangements. We may structure our structured debt with warrants with restrictive affirmative and negative covenants, default penalties, prepayment penalties, lien protection, equity calls, change-in-control provisions or board observation rights.

•

Senior Debt. We seek to invest a limited portion of our assets in senior debt. Senior debt may be collateralized by accounts receivable and/or inventory financing of prospective portfolio companies. Senior debt has a senior position with respect to a borrower’s scheduled interest and principal payments and holds a first priority security interest in the assets pledged as collateral. Senior debt also may impose covenants on a borrower with regard to cash flows and changes in capital structure, among other items. We generally collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. Our senior loans, in certain instances, may be tied to the financing of specific assets. In connection with a senior debt investment, we may also provide the borrower with a working capital line-of-credit that will carry an interest rate ranging from Prime or LIBOR plus a spread with a floor, generally maturing in one to three years, and typically secured by accounts receivable and/or inventory.

•

Equipment Loans. We intend to invest a limited portion of our assets in equipment-based loans to early-stage prospective portfolio companies. Equipment-based loans are secured by a first priority security interest in only the specific assets financed. These loans are generally for amounts up to $3.0 million but may be up to $15.0 million, carry a contractual interest rate between Prime and Prime plus 9.0%, and have an average term between three and four years. Equipment loans may also include end of term payments.

•

Equity-Related Securities. The equity-related securities we hold consist primarily of warrants or other equity interests generally obtained in connection with our structured debt investments. In addition to the warrants received as a part of a structured debt financing, we typically receive the right to make equity investments in a portfolio company in connection with that company’s next round of equity financing. We may also on certain debt investments have the right to convert a portion of the debt investment into equity. These rights will provide us with the opportunity to further enhance our returns over time through opportunistic equity investments in our portfolio companies. These equity-related investments are typically in the form of preferred or common equity and may be structured with a dividend yield, providing us with a current return, and with customary anti-dilution protection and preemptive rights. We may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to buy back the equity-related securities we hold. We may also make stand-alone direct equity investments into portfolio companies in which we may not have any debt investment in the company. As of December 31, 2015, we held warrant and equity-related securities in 150 portfolio companies.

A comparison of the typical features of our various investment alternatives is set forth in the chart below.

	Structured Debt with Warrants	Senior Debt	Equipment Loans	Equity-Related Securities
Typical Structure	Term debt with warrants	Term or revolving debt	Term debt with warrants	Preferred stock or common stock
Investment Horizon	Long-term, ranging from 2 to 7 years, with an average of 3 years	Usually under 3 years	Ranging from 3 to 4 years	Ranging from 3 to 7 years
Ranking/Security	Senior secured, either first out or last out, or second lien	Senior / First lien	Secured only by underlying equipment	None/unsecured
Covenants	Less restrictive; mostly financial	Generally borrowing base and financial	None	None
Risk Tolerance	Medium / High	Low	High	High
Coupon/Dividend	Cash pay—fixed and floating rate; PIK in limited cases	Cash pay—fixed or floating rate	Cash pay—fixed or floating rate and may include PIK	Generally none
Customization or Flexibility	More flexible	Little to none	Little to none	Flexible
Equity Dilution	Low to medium	None to low	Low	High

Investment Criteria

We have identified several criteria, among others, that we believe are important in achieving our investment objective with respect to prospective portfolio companies. These criteria, while not inclusive, provide general guidelines for our investment decisions.

Portfolio Composition. While we generally focus our investments in venture capital-backed companies in technology-related industries, we seek to invest across various financial sponsors as well as across various stages of companies’ development and various technology industry sub-sectors and geographies. As of June 30, 2016, approximately 63.4% of the fair value of our portfolio was composed of investments in four industries: 23.8% was composed of investments in the drug discovery and development industry, 14.5% was comprised of investments in the sustainable and renewable technology industry, 13.9% was composed of investments in the software industry, and 11.1% was composed of investments in the drug delivery industry.

Continuing Support from One or More Financial Sponsors. We generally invest in companies in which one or more established financial sponsors have previously invested and continue to make a contribution to the management of the business. We believe that having established financial sponsors with meaningful commitments to the business is a key characteristic of a prospective portfolio company. In addition, we look for representatives of one or more financial sponsors to maintain seats on the Board of Directors of a prospective portfolio company as an indication of such commitment.

Company Stage of Development. While we invest in companies at various stages of development, we generally require that prospective portfolio companies be beyond the seed stage of development and generally have received or anticipate having commitments for their first institutional round of equity financing for early stage companies. We expect a prospective portfolio company to demonstrate progress in its product development or demonstrate a path towards revenue generation or increase its revenues and operating cash flow over time. The anticipated growth rate of a prospective portfolio company is a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with an investment in debt securities.

Operating Plan. We generally require that a prospective portfolio company, in addition to having potential access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to potentially raise the additional capital necessary to cover its operating expenses and service its debt for a specific period. Specifically, we require that a prospective portfolio company demonstrate at the time of our proposed investment that in addition to having sufficient capital to support leverage, it has an operating plan capable of generating cash flows or raising the additional capital necessary to cover its operating expenses and service its debt for an additional six to twelve months subject to market conditions.

Security Interest. In many instances we seek a first priority security interest in all of the portfolio companies’ tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. In other cases we may obtain a negative pledge prohibiting a company from pledging or otherwise encumbering their intellectual property. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis and subject to assumptions that may change over the life of the investment especially when attempting to estimate the value of intellectual property. We generally evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. Our investments may include one or more of the following covenants: cross-default; material adverse change provisions; requirements that the portfolio company provide periodic financial reports and operating metrics; and limitations on the portfolio company’s ability to incur additional debt, sell assets, dividend recapture, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger or recapitalization without our consent. In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit Strategy. Prior to making a debt investment that is accompanied by an equity-related security in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.

Investment Process

We have organized our management team around the four key elements of our investment process:

•	Origination;

•	Underwriting;

•	Documentation; and

•	Loan and Compliance Administration.

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence and deal structuring and negotiation, all leading to an executed non-binding term sheet. As of June 30, 2016, our investment origination team, which consists of approximately 34 investment professionals, is headed by our Chief Investment Officer and our Chief Executive Officer. The origination team is responsible for sourcing potential investment opportunities and members of the investment origination team use their extensive relationships with various leading financial sponsors, management contacts within technology-related companies, trade sources, technology conferences and various publications to source prospective portfolio companies. Our investment origination team is divided into special opportunity lower middle market, technology, sustainable and renewable technology, and life sciences sub-teams to better source potential portfolio companies.

In addition, we have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. This proprietary SQL system allows our origination team to maintain, cultivate and grow our industry relationships while providing our origination team with comprehensive details on companies in the technology-related industries and their financial sponsors.

If a prospective portfolio company generally meets certain underwriting criteria, we perform preliminary due diligence, which may include high level company and technology assessments, evaluation of its financial sponsors’ support, market analysis, competitive analysis, identifying key management, risk analysis and transaction size, pricing, return analysis and structure analysis. If the preliminary due diligence is satisfactory, and the origination team recommends moving forward, we then structure, negotiate and execute a non-binding term sheet with the potential portfolio company. Upon execution of a term sheet, the investment opportunity moves to the underwriting process to complete formal due diligence review and approval.

Underwriting

The underwriting review includes formal due diligence and approval of the proposed investment in the portfolio company.

Due Diligence. Our due diligence on a prospective investment is typically completed by two or more investment professionals whom we define as the underwriting team. The underwriting team for a proposed investment consists of the deal sponsor who typically possesses general industry knowledge and is responsible for originating and managing the transaction, other investment professional(s) who perform due diligence, credit and corporate financial analyses and, as needed, our legal professionals. To ensure consistent underwriting, we generally use our standardized due diligence methodologies, which include due diligence on financial performance and credit risk as well as an analysis of the operations and the legal and applicable regulatory framework of a prospective portfolio company. The members of the underwriting team work together to conduct due diligence and understand the relationships among the prospective portfolio company’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the investment committee. In preparing the investment memorandum, the underwriting team typically interviews select key management of the company and select financial sponsors and assembles information necessary to the investment decision. If and when appropriate, the investment professionals may also contact industry experts and customers, vendors or, in some cases, competitors of the company.

Approval Process. The sponsoring managing director or principal presents the investment memorandum to our investment committee for consideration. The approval of a majority of our investment committee and an affirmative vote by our Chief Executive Officer is required before we proceed with any investment. The members of our investment committee are our Chief Executive Officer, our Chief Financial Officer, and our Chief Investment Officer. The investment committee generally meets weekly and more frequently on an as-needed basis.

Documentation

Our legal department administers the documentation process for our investments. This department is responsible for documenting the transactions approved by our investment committee with a prospective portfolio company. This department negotiates loan documentation and, subject to appropriate approvals, final documents are prepared for execution by all parties. The legal department generally uses the services of external law firms to complete the necessary documentation.

Loan and Compliance Administration

Our investment team, credit team, and finance department, headed by our investment committee, administer loans and track covenant compliance, if applicable, of our investments and oversees periodic reviews of our critical functions to ensure adherence with our internal policies and procedures. After funding of a loan in accordance with the investment committee’s approval, the loan is recorded in our loan administration software and our SQL-based database system. The investment team, credit team, and finance department are responsible for ensuring timely interest and principal payments and collateral management as well as advising the investment committee on the financial performance and trends of each portfolio company, including any covenant violations that occur, to aid us in assessing the appropriate course of action for each portfolio company and evaluating overall portfolio quality. In addition, the investment team and credit team advise the investment committee and the Audit Committee of our Board of Directors, accordingly, regarding the credit and investment grading for each portfolio company as well as changes in the value of collateral that may occur.

The investment team and credit team monitor our portfolio companies in order to determine whether the companies are meeting our financing criteria and their respective business plans and also monitors the financial trends of each portfolio company from its monthly or quarterly financial statements to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In addition, our management team closely monitors the status and performance of each individual company through our SQL-based database system and periodic contact with our portfolio companies’ management teams and their respective financial sponsors.

Credit and Investment Grading System. Our investment team and credit team use an investment grading system to characterize and monitor our outstanding loans. Our investment team and credit team monitors and, when appropriate, recommends changes to investment grading. Our investment committee reviews the recommendations and/or changes to the investment grading, which are submitted on a quarterly basis to the Audit Committee and our Board of Directors for approval.

From time to time, we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and our investment committee monitors the progress against the strategy. We may incur losses from our investing activities, however, we work with our troubled portfolio companies in order to recover as much of our investments as is practicable, including possibly taking control of the portfolio company. There can be no assurance that principal will be recovered.

We use the following investment grading system approved by our Board of Directors:

Grade 1.	Loans involve the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk profile is generally favorable.

Grade 2.	The borrower is performing as expected and the risk profile is neutral to favorable. All new loans are initially graded 2.

Grade 3.	The borrower may be performing below expectations, and the loan’s risk has increased materially since origination. We increase procedures to monitor a borrower that may have limited amounts of cash remaining on the balance sheet, is approaching its next equity capital raise within the next three to six months, or if the estimated fair value of the enterprise may be lower than when the loan was originated. We will generally lower the loan grade to a level 3 even if the company is performing in accordance to plan as it approaches the need to raise additional cash to fund its operations. Once the borrower closes its new equity capital raise, we may increase the loan grade back to grade 2 or maintain it at a grade 3 as the company continues to pursue its business plan.

Grade 4.	The borrower is performing materially below expectations, and the loan risk has substantially increased since origination. Loans graded 4 may experience some partial loss or full return of principal but are expected to realize some loss of interest which is not anticipated to be repaid in full, which, to the extent not already reflected, may require the fair value of the loan to be reduced to the amount we anticipate will be recovered. Grade 4 investments are closely monitored.

Grade 5.	The borrower is in workout, materially performing below expectations and a significant risk of principal loss is probable. Loans graded 5 will experience some partial principal loss or full loss of remaining principal outstanding is expected. Grade 5 loans will require the fair value of the loans be reduced to the amount, if any, we anticipate will be recovered.

As of June 30, 2016, our debt investments had a weighted average investment grading of 2.11.

Managerial Assistance

As a business development company, we are required to offer, and provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may, from time to time, receive fees for these services. In the event that such fees are received, they are incorporated into our operating income and are passed through to our stockholders, given the nature of our structure as an internally managed business development company. See “Regulation—Significant Managerial Assistance” for additional information.

COMPETITION

Our primary competitors provide financing to prospective portfolio companies and include non-bank financial institutions, federally or state chartered banks, venture debt funds, financial institutions, venture capital funds, private equity funds, investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a business development company to which many of our competitors are not subject. However, we believe that few of our competitors possess the expertise to properly structure and price debt investments to venture capital-backed companies in technology-related industries. We believe that our specialization in financing technology-related companies will enable us to determine a range of potential values of intellectual property assets, evaluate the business prospects and operating characteristics of prospective portfolio companies and, as a result, identify investment opportunities that produce attractive risk-adjusted returns. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to our Business and Structure—We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.”

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Because we generally acquire and dispose of our investments in privately negotiated transactions, we typically do not use brokers in the normal course of business. However, from time to time, we may work with brokers to sell positions we have acquired in the securities of publicly listed companies or to acquire positions (principally equity) in companies where we see a market opportunity to acquire such securities at attractive valuations. In cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

EMPLOYEES

As of June 30, 2016, we had 65 employees, including approximately 34 investment and portfolio management professionals, all of whom have extensive experience working on financing transactions for technology-related companies.

Legal Proceedings

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES

(dollars in thousands)

The following tables set forth certain information as of June 30, 2016 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “Business—Our Investments and Operations.” Other than these investments, our only formal relationship with our portfolio companies is the offer to make available significant managerial assistance. In addition, we may receive rights to observe the Board of Directors’ meetings of our portfolio companies. Amounts are presented in thousands.

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount		Cost(2)	Value(3)
Debt Investments
Biotechnology Tools
1-5 Years Maturity

Exicure, Inc.(11) 8045 Lamon Avenue Suite 410 Skokie, IL 60077	Biotechnology Tools	Senior Secured	September 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%		$6,000	$5,898	$5,898

Subtotal: 1-5 Years Maturity							5,898	5,898

Subtotal: Biotechnology Tools (0.82%)*							5,898	5,898

Under 1 Year Maturity

OpenPeak, Inc.(7) 1750 Clint Moore Road Boca Raton, FL 33487	Communications & Networking	Senior Secured	April 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%		$12,370	9,134	—

Subtotal: Under 1 Year Maturity							9,134	—

1-5 Years Maturity

Avanti Communications Group(4)(9) Cobham House, 20 Black Friars Lane London, EC4V 6EB	Communications & Networking	Senior Secured	October 2019	Interest rate FIXED 10.00%		$7,500	6,740	5,650

SkyCross, Inc.(6)(7)(13)(14B)(15) 2025 Gateway Place Suite 385 San Jose, CA 95110	Communications & Networking	Senior Secured	January 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%, PIK Interest 5.00%		$16,758	16,900	—

Spring Mobile Solutions, Inc.(14B) 11710 Plaza America Drive Suite 2000 Reston, VA 20190	Communications & Networking	Senior Secured	January 2019	Interest rate PRIME + 6.70% or Floor rate of 9.95%		$3,000	2,984	2,967

Subtotal: 1-5 Years Maturity							26,624	8,617

Subtotal: Communications & Networking (1.20%)*							35,758	8,617

Under 1 Year Maturity

Antenna79 (p.k.a. Pong Research Corporation)(13)(14B)(14D)(15) 1010 S. Coast Highway 101 Suite 105 Encinitas, CA 92024	Consumer & Business Products Consumer & Business Products	Senior Secured Senior Secured	November 2016 November 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%, PIK Interest 2.50% Interest rate PRIME + 8.75% or Floor rate of 12.00%	$ $	4,274 156	4,373 156	3,687 156

Total Antenna79 (p.k.a. Pong Research Corporation)						$4,430	4,529	3,843

Miles, Inc. (p.k.a. Fluc, Inc.)(8) 1259 El Camino Real Menlo Park, CA 94025	Consumer & Business Products	Convertible Debt	March 2017	Interest rate FIXED 4.00%		$100	100	—

Subtotal: Under 1 Year Maturity							4,629	3,843

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
1-5 Years Maturity

Nasty Gal(14B)(15) 523 W. 6th Street Suite 330 Los Angeles, CA 90014	Consumer & Business Products	Senior Secured	May 2019	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$15,000	$15,119	$15,119

Second Time Around (Simplify Holdings, LLC)(14A)(15) 560 Harrison Ave Suite 501 Boston, MA 02118	Consumer & Business Products	Senior Secured	February 2019	Interest rate PRIME + 7.25% or Floor rate of 10.75%	$2,500	2,490	2,481

Subtotal: 1-5 Years Maturity						17,609	17,600

Subtotal: Consumer & Business Products (2.99%)*						22,238	21,443

Drug Delivery
Under 1 Year Maturity

Celsion Corporation(10)(14A) 997 Lenox Drive Suite 100 Lawrenceville, NJ 08648	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$4,355	4,616	4,616

Subtotal: Under 1 Year Maturity						4,616	4,616

1-5 Years Maturity

AcelRx Pharmaceuticals, Inc.(9)(10)(14A)(15) 351 Galveston Drive Redwood City, CA 94063	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$20,466	21,059	21,002

Agile Therapeutics, Inc.(10)(14A) 101 Poor Farm Road Princeton, NJ 08540	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 4.75% or Floor rate of 9.00%	$16,500	16,465	16,382

Aprecia Pharmaceuticals Company(14A) 2010 Cabot Blvd. West Suite F Langhorne, PA 19047	Drug Delivery	Senior Secured	January 2020	Interest rate PRIME + 5.75% or Floor rate of 9.25%	$20,000	19,415	19,415

BIND Therapeutics, Inc.(14B)(15) 325 Vassar St Cambridge, MA 02139	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 5.10% or Floor rate of 8.35%	$8,345	8,820	8,820

BioQ Pharma Incorporated(10)(14A)(14B) 185 Berry St Ste 160 San Francisco, CA 94107	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$10,000	10,296	10,166
	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$3,000	3,006	2,990

Total BioQ Pharma Incorporated					$13,000	13,302	13,156

Celator Pharmaceuticals, Inc.(10)(14A) 200 PrincetonSouth Corporate Center Suite 180 Ewing, NJ 08628	Drug Delivery	Senior Secured	June 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$12,839	12,975	12,975

Dance Biopharm, Inc.(7)(14A)(15) 150 North Hill Drive, Suite 24 Brisbane, CA 94005	Drug Delivery	Senior Secured	November 2017	Interest rate PRIME + 7.40% or Floor rate of 10.65%	$2,165	2,275	1,000

Edge Therapeutics, Inc.(10)(14A) 200 Connell Dr. Suite 1600 Berkeley Heights, NJ 07922	Drug Delivery	Senior Secured	March 2018	Interest rate PRIME + 5.45% or Floor rate of 9.95%	$4,359	4,376	4,389

Egalet Corporation(11)(14A) 460 E. Swedesford Road Suite 1050 Wayne, PA 19087	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.15% or Floor rate of 9.40%	$15,000	15,155	15,206

Pulmatrix Inc.(8)(10)(14A) 99 Hayden Avenue, Suite 390 Lexington, MA 2421	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$7,000	6,973	6,964

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
ZP Opco, Inc (p.k.a. Zosano Pharma)(10)(14A) 34790 Ardentech Court Fremont, CA 94555	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 2.70% or Floor rate of 7.95%	$15,000	$15,068	$14,900

Subtotal: 1-5 Years Maturity						135,883	134,209

Subtotal: Drug Delivery (19.34%)*						140,499	138,825

Drug Discovery & Development
Under 1 Year Maturity

Neuralstem, Inc.(14A)(15) 20271 Goldenrod Lane 2nd floor Germantown, MD 20876	Drug Discovery & Development	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$6,109	6,278	6,278

Subtotal: Under 1 Year Maturity						6,278	6,278

1-5 Years Maturity

Aveo Pharmaceuticals, Inc.(9)(14A)(14B) One Broadway, 14th Floor Cambridge, MA 02142	Drug Discovery & Development	Senior Secured	December 2019	Interest rate PRIME + 6.65% or Floor rate of 11.90%	$10,000	10,202	10,101
	Drug Discovery & Development	Senior Secured	December 2019	Interest rate PRIME + 6.90% or Floor rate of 11.90%	$5,000	4,871	4,871

Total Aveo Pharmaceuticals, Inc.					$15,000	15,073	14,972

Bellicum Pharmaceuticals, Inc.(14B)(15)(17) 2130 West Holcombe Boulevard Suite 800 Houston, TX 77030	Drug Discovery & Development	Senior Secured	March 2020	Interest rate PRIME + 5.85% or Floor rate of 9.35%	$15,000	14,995	14,995

Brickell Biotech, Inc.(11)(14A) 2600 SW 3rd Avenue Suite 300 Miami, FL 33129	Drug Discovery & Development	Senior Secured	September 2019	Interest rate PRIME + 5.70% or Floor rate of 9.20%	$7,500	7,385	7,347

Cerecor, Inc.(11)(14A) 400 East Pratt Street Suite 604 Baltimore, MD 21202	Drug Discovery & Development	Senior Secured	August 2017	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$4,065	4,134	4,182

Cerulean Pharma, Inc.(12)(14B) 35 Gatehouse Drive Waltham, MA 02451	Drug Discovery & Development	Senior Secured	July 2018	Interest rate PRIME + 1.55% or Floor rate of 7.30%	$17,112	17,660	17,558

CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(10)(14A) 3101 Western Avenue Seattle, WA 98121	Drug Discovery & Development	Senior Secured	December 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%	$23,236	23,940	24,063

CytRx Corporation(10)(14B)(15) 11726 San Vicente Blvd. Suite 650 Los Angeles, CA 90049	Drug Discovery & Development	Senior Secured	February 2020	Interest rate PRIME + 6.00% or Floor rate of 9.50%	$25,000	24,643	24,643

Epirus Biopharmaceuticals, Inc.(7)(12)(14A) 699 Boylston Street 8th Floor Boston, MA 02116	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$5,296	5,579	1,750

Genocea Biosciences, Inc.(10)(14A)(17) 161 First Street, Suite 2C Cambridge, MA 02142	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 2.25% or Floor rate of 7.25%	$17,000	17,156	17,152

Immune Pharmaceuticals(10)(14B) 708 Third Avenue Suite 210 New York, NY 10017	Drug Discovery & Development	Senior Secured	September 2018	Interest rate PRIME + 4.75% or Floor rate of 10.00%	$4,101	4,084	2,584

Insmed, Incorporated(10)(14A) 10 Finderne Avenue Building 10 Bridgewater, NJ 08807	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$25,000	24,815	24,758

Mast Therapeutics, Inc.(14A)(15) 3611 Valley Centre Dr. Suite 500 San Diego, CA 92130	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 5.70% or Floor rate of 8.95%	$15,000	15,013	14,992

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Melinta Therapeutics(12)(14A) 300 TriState International Suite 272 Lincolnshire, IL 60069	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 3.75% or Floor rate of 8.25%	$30,000	$30,181	$30,110

Merrimack Pharmaceuticals, Inc.(9) One Kendall Square Suite B7201 Cambridge, MA 02139	Drug Discovery & Development	Senior Secured	December 2022	Interest rate FIXED 11.50%	$25,000	25,000	25,149

Neothetics, Inc. (p.k.a. Lithera, Inc)(14A)(15) 9171 Towne Centre Drive Suite 270 San Diego, CA 92122	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$4,000	4,160	4,153

Paratek Pharmaceuticals, Inc.(14A)(15)(17) 75 Park Plaza 4th Floor Boston, MA 02116	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%	$20,000	19,959	19,975

PhaseRx,Inc.(14B)(15) 410 West Harrison Street Suite 300 Seattle, WA 98119	Drug Discovery & Development	Senior Secured	December 2019	Interest rate PRIME + 5.75% or Floor rate of 9.25%	$6,000	5,814	5,814

uniQure B.V.(4)(9)(10)(14B) Tafelbergweg 51 Amsterdam, The Netherlands 1105 BD	Drug Discovery & Development	Senior Secured	May 2020	Interest rate PRIME + 3.00% or Floor rate of 8.25%	$20,000	19,918	19,736

XOMA Corporation(9)(14B)(15) 2910 Seventh Street Berkeley, CA 94710	Drug Discovery & Development	Senior Secured	September 2018	Interest rate PRIME + 2.15% or Floor rate of 9.40%	$20,000	20,290	20,175

Subtotal: Drug Discovery & Development (41.85%)*						306,077	300,386

Electronics & Computer Hardware
1-5 Years Maturity

Persimmon Technologies(11)(14B) 200 Harvard Mill Square Suite 110 Wakefield, MA 01880	Electronics & Computer Hardware	Senior Secured	June 2019	Interest rate PRIME + 7.50% or Floor rate of 11.00%	$7,000	6,986	6,925

Subtotal: 1-5 Years Maturity						6,986	6,925

Subtotal: Electronics & Computer Hardware (0.96%)*						6,986	6,925

Healthcare Services, Other
1-5 Years Maturity

InstaMed Communications, LLC(14B)(15) 1880 John F Kennedy Blvd 12th Floor Philadelphia, PA 19103	Healthcare Services, Other	Senior Secured	February 2019	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$10,000	10,210	10,208

Subtotal: 1-5 Years Maturity						10,210	10,208

Subtotal: Healthcare Services, Other (1.42%)*						10,210	10,208

Internet Consumer & Business Services
Under 1 Year Maturity

NetPlenish(7)(8)(15)(18) 505 Poli Street Suite 308 Ventura, CA 93001	Internet Consumer & Business Services	Convertible Debt	September 2016	Interest rate FIXED 10.00%	$381	373	—
	Internet Consumer & Business Services	Senior Secured	April 2016	Interest rate FIXED 10.00%	$44	44	—

Total NetPlenish					$425	417	—

Subtotal: Under 1 Year Maturity						417	—

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
1-5 Years Maturity

Aria Systems, Inc.(10)(13) 575 Market Street, 10th Floor San Francisco, CA 94105	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 3.20% or Floor rate of 6.95%, PIK Interest 1.95%	$2,041	$2,020	$1,977

	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 5.20% or Floor rate of 8.95%, PIK Interest 1.95%	$18,282	18,076	17,719

Total Aria Systems, Inc.					$20,323	20,096	19,696

CloudOne, Inc.(10)(14B) 8626 E 116th Street Suite 300 Fishers, IN 46038	Internet Consumer & Business Services	Senior Secured	April 2019	Interest rate PRIME + 6.35% or Floor rate of 9.85%	$5,000	4,979	4,979

LogicSource(14B)(15) 20 Marshall Street Sourth Norwalk, CT 06854	Internet Consumer & Business Services	Senior Secured	October 2019	Interest rate PRIME + 6.25% or Floor rate of 9.75%	$8,500	8,423	8,423

One Planet Ops Inc. (p.k.a. Reply! Inc.) 12667 Alcosta Blvd. Suite 200 San Ramon, CA 94583	Internet Consumer & Business Services	Senior Secured	March 2019	Interest rate PRIME + 4.25% or Floor rate of 7.50%	$5,464	5,102	5,102

ReachLocal(12)(14B) 21700 Oxnard St Suite 1600 Woodland Hills, CA 91367-7586	Internet Consumer & Business Services	Senior Secured	April 2018	Interest rate PRIME + 8.50% or Floor rate of 11.75%	$25,000	25,407	25,407

Snagajob.com, Inc.(13)(14A) 4880 Cox Road Suite 200 Glen Allen, VA 23060	Internet Consumer & Business Services	Senior Secured	July 2020	Interest rate PRIME + 5.15% or Floor rate of 9.15%, PIK Interest 1.95%	$35,000	33,977	33,977

Tectura Corporation(7)(8)(13) 951 Old County Road Suite 2-317 Belmont, CA 94002	Internet Consumer & Business Services	Senior Secured	June 2021	Interest rate FIXED 6.00%, PIK Interest 3.00%	$19,401	19,401	19,401

	Internet Consumer & Business Services	Senior Secured	June 2021	PIK Interest 8.00%	$11,015	240	—

Total Tectura Corporation					$30,416	19,641	19,401

Subtotal: 1-5 Years Maturity						117,625	116,985

Subtotal: Internet Consumer & Business Services (16.30%)*						118,042	116,985

Media/Content/Info
1-5 Years Maturity

Machine Zone, Inc.(13)(16) 1050 Page Mill Road Palo Alto, CA 94304	Media/Content/ Info	Senior Secured	May 2018	Interest rate PRIME + 2.50% or Floor rate of 6.75%, PIK Interest 3.00%	$102,216	100,402	99,938

WP Technology, Inc. (Wattpad, Inc.)(4)(9)(11)(14B) 4950 Yonge Street Suite 801 Toronto, Canada M2N 6K1	Media/Content/ Info	Senior Secured	April 2020	Interest rate PRIME + 4.75% or Floor rate of 8.25%	$5,000	4,971	4,971

Subtotal: 1-5 Years Maturity						105,373	104,909

Subtotal: Media/Content/Info (14.62%)*						105,373	104,909

Medical Devices & Equipment
Under 1 Year Maturity

InspireMD, Inc.(4)(9)(14B) 4 Menorat Hamaor Street Tel Aviv, Israel 67448	Medical Devices & Equipment	Senior Secured	June 2017	Interest rate PRIME + 5.00% or Floor rate of 10.50%	$3,648	4,107	4,107

Subtotal: Under 1 Year Maturity						4,107	4,107

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
1-5 Years Maturity

Amedica Corporation(8)(14B)(15) 1885 West 2100 South Salt Lake City, UT 84119	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 9.20% or Floor rate of 12.45%	$10,628	$11,756	$11,492

Aspire Bariatrics, Inc.(14B)(15) 3200 Horizon Drive Suite 100 King of Prussia, PA 19406	Medical Devices & Equipment	Senior Secured	October 2018	Interest rate PRIME + 4.00% or Floor rate of 9.25%	$6,584	6,531	6,504

Avedro, Inc.(14A)(15) 230 Third Avenue Waltham, MA 02451	Medical Devices & Equipment	Senior Secured	June 2018	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$11,761	11,782	11,731

Flowonix Medical Incorporated(12)(14B)(17) 500 International Drive Suite 200 Mount Olive, NJ 07828	Medical Devices & Equipment	Senior Secured	May 2018	Interest rate PRIME + 4.75% or Floor rate of 10.00%	$13,671	13,929	13,855
	Medical Devices & Equipment	Senior Secured	March 2019	Interest rate PRIME + 6.50% or Floor rate of 10.00%	$5,000	4,826	4,826

Total Flowonix Medical Incorporated					$18,671	18,755	18,681

Gamma Medica, Inc.(10)(14B) 12 Manor Parkway Unit 3 Salem, NH 3079	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$2,500	2,593	2,575

IntegenX, Inc.(14B)(15) 5720 Stoneridge Drive Suite 300 Pleasanton, CA 94588	Medical Devices & Equipment	Senior Secured	June 2019	Interest rate PRIME + 6.05% or Floor rate of 10.05%	$12,500	12,344	12,344

Micell Technologies, Inc.(11)(14B) 801 Capitola Drive Suite 1 Durham, NC 27713	Medical Devices & Equipment	Senior Secured	August 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$8,500	8,325	8,325

Quanta Fluid Solutions(4)(9)(10)(14B) Tything Road Alcester, UK B49 6EU	Medical Devices & Equipment	Senior Secured	April 2020	Interest rate PRIME + 8.05% or Floor rate of 11.55%	$12,500	12,413	12,413

Quanterix Corporation(10)(14A)(17) 113 Hartwell Avenue Lexington, MA 02421	Medical Devices & Equipment	Senior Secured	February 2018	Interest rate PRIME + 2.75% or Floor rate of 8.00%	$12,661	12,822	12,839

SynergEyes, Inc.(14B)(15) 2232 Rutherford Road Carlsbad, CA 92008	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$3,332	3,677	3,609

Subtotal: 1-5 Years Maturity						100,998	100,513

Subtotal: Medical Devices & Equipment (14.58%)*						105,105	104,620

Semiconductors
1-5 Years Maturity

Achronix Semiconductor Corporation(14B)(15)(17) 2953 Bunker Hill Lane Suite 101 Santa Clara, CA 95054	Semiconductors	Senior Secured	July 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$4,268	4,391	4,348

Avnera Corporation(10)(14A) 1600 NW Compton Drive Ste 300. Beaverton, OR 97006	Semiconductors	Senior Secured	April 2018	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$7,500	7,556	7,641

Subtotal: 1-5 Years Maturity						11,947	11,989

Subtotal: Semiconductors (1.67%)*						11,947	11,989

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Software
Under 1 Year Maturity

JumpStart Games, Inc. (p.k.a. Knowledge Adventure, Inc.)(13)(14C)(15) 21250 Hawthorne Boulevard Suite 380 Torrance, CA 90503	Software	Senior Secured	October 2016	Interest rate FIXED 5.75%, PIK Interest 10.75%	$1,524	$1,574	$936

RedSeal Inc.(15) 940 Stewart Drive Suite 101 Sunnyvale, CA 94085	Software	Senior Secured	June 2017	Interest rate PRIME + 3.25% or Floor rate of 6.50%	$1,343	1,343	1,343

Touchcommerce, Inc.(15) 29903 Agoura Road Agoura Hills, CA 91301	Software	Senior Secured	August 2016	Interest rate PRIME + 2.25% or Floor rate of 6.50%	$6,000	6,000	6,000

Subtotal: Under 1 Year Maturity						8,917	8,279

1-5 Years Maturity

Actifio, Inc.(13)(14A) 333 Wyman Street Waltham, MA 2451	Software	Senior Secured	January 2019	Interest rate PRIME + 4.25% or Floor rate of 8.25%, PIK Interest 2.25%	$30,609	30,420	30,196
	Software	Senior Secured	January 2019	Interest rate PRIME + 4.75% or Floor rate of 8.75%, PIK Interest 2.50%	$10,043	9,648	9,648

Total Actifio, Inc.					$40,652	40,068	39,844

Clickfox, Inc.(14B) 3445 Peachtree Road Suite 450 Atlanta, GA 30326	Software	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.50%	$12,000	11,721	11,720

Druva, Inc.(10)(12)(14B)(17) 150 Mathilda Place Suite 450 Sunnyvale, CA 94041	Software	Senior Secured	March 2018	Interest rate PRIME + 4.60% or Floor rate of 7.85%	$12,000	12,269	12,224
	Software	Senior Secured	May 2018	Interest rate PRIME + 4.60% or Floor rate of 7.85%	$5,000	4,967	4,967

Total Druva, Inc.					$17,000	17,236	17,191

JumpStart Games, Inc. (p.k.a. Knowledge Adventure, Inc.)(13)(14A)(15) 21250 Hawthorne Boulevard Suite 380 Torrance, CA 90503	Software	Senior Secured	March 2018	Interest rate FIXED 5.75%, PIK Interest 10.75%	$12,649	12,192	7,250

Message Systems, Inc.(14A)(15) 9130 Guilford Road Columbia, MD 21046	Software	Senior Secured	February 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$17,500	17,018	16,941

OneLogin, Inc.(13)(15) 150 Spear Street Suite 1400 San Francisco, CA 94105	Software	Senior Secured	August 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, PIK Interest 3.25%	$13,141	12,999	12,999

Quid, Inc.(13)(14A)(15) 600 Harrison Street Suite 400 San Francisco, CA 94107	Software	Senior Secured	October 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%, PIK Interest 2.25%	$8,024	7,959	7,959

RedSeal Inc.(14A)(15) 940 Stewart Drive Suite 101 Sunnyvale, CA 94085	Software	Senior Secured	June 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,000	5,068	5,019

Signpost, Inc.(13)(14A)(15) 333 Hudson Street New York, NY 10014	Software	Senior Secured	February 2020	Interest rate PRIME + 4.15% or Floor rate of 8.15%, PIK Interest 1.75%	$15,102	14,743	14,743

Touchcommerce, Inc.(14A)(15) 29903 Agoura Road Agoura Hills, CA 91301	Software	Senior Secured	February 2018	Interest rate PRIME + 6.00% or Floor rate of 10.25%	$12,000	12,061	12,061

Subtotal: 1-5 Years Maturity						151,065	145,727

Subtotal: Software (21.46%)*						159,982	154,006

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Specialty Pharmaceuticals
1-5 Years Maturity

Alimera Sciences, Inc.(10)(14A) 6120 Windward Parkway Suite 290 Alpharetta, GA 30005	Specialty Pharmaceuticals	Senior Secured	May 2018	Interest rate PRIME + 7.65% or Floor rate of 10.90%	$35,000	$34,396	$34,262

Jaguar Animal Health, Inc.(10)(14B) 201 Mission Street Suite 2375 San Francisco, CA 94105	Specialty Pharmaceuticals	Senior Secured	August 2018	Interest rate PRIME + 5.65% or Floor rate of 9.90%	$4,144	4,354	4,255

Subtotal: 1-5 Years Maturity						38,750	38,517

Subtotal: Specialty Pharmaceuticals (5.37%)*						38,750	38,517

Surgical Devices
1-5 Years Maturity

Transmedics, Inc.(12)(14A) 200 Minuteman Road Suite 302 Andover, MA 01810	Surgical Devices	Senior Secured	March 2019	Interest rate PRIME + 5.30% or Floor rate of 9.55%	$8,500	8,512	8,444

Subtotal: 1-5 Years Maturity						8,512	8,444

Subtotal: Surgical Devices (1.18%)*						8,512	8,444

Sustainable and Renewable Technology
Under 1 Year Maturity

Agrivida, Inc.(14B)(15) 200 Boston Avenue Medford, MA 02155	Sustainable and Renewable Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$3,197	3,467	3,467

American Superconductor Corporation(10)(14B) 64 Jackson Rd Devens, MA 01434	Sustainable and Renewable Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$1,667	2,155	2,155
	Sustainable and Renewable Technology	Senior Secured	June 2017	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$1,500	1,522	1,522

Total American Superconductor Corporation					$3,167	3,677	3,677

Modumetal, Inc.(11)(14D) Northlake R&D Center 1443 N. Northlake Way Seattle, WA 98103	Sustainable and Renewable Technology	Senior Secured	March 2017	Interest rate PRIME + 8.70% or Floor rate of 11.95%	$1,089	1,524	1,524

Stion Corporation(5)(14A) 6321 San Ignacio Avenue San Jose, CA 95119	Sustainable and Renewable Technology	Senior Secured	February 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$1,294	1,294	1,294

Subtotal: Under 1 Year Maturity						9,962	9,962

1-5 Years Maturity

FuelCell Energy, Inc.(11)(14B) 3 Great Pasture Road Danbury, CT 06810	Sustainable and Renewable Technology	Senior Secured	October 2018	Interest rate PRIME + 5.50% or Floor rate of 9.50%	$15,000	15,114	15,114

Modumetal, Inc.(11)(14C) Northlake R&D Center 1443 N. Northlake Way Seattle, WA 98103	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$5,259	5,698	5,630

Plug Power, Inc(9)(14B) 968 Albany Shaker Road Latham, NY 12110	Sustainable and Renewable Technology	Senior Secured	June 2019	Interest rate PRIME + 6.45% or Floor rate of 10.45%	$25,000	24,649	24,649

Proterra, Inc.(10)(14B) 1 Whitlee Ct. Greenville, SC 29607	Sustainable and Renewable Technology	Senior Secured	December 2018	Interest rate PRIME + 6.95% or Floor rate of 10.20%	$30,000	30,262	30,188

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Rive Technology, Inc.(14A)(15) 1 Deer Park Drive Suite A Monmouth Junction, NJ 08852	Sustainable and Renewable Technology	Senior Secured	January 2019	Interest rate PRIME + 6.20% or Floor rate of 9.45%	$7,500	$7,493	$7,493

Sungevity, Inc.(12)(14D) 66 Franklin Street Suite 310 Oakland, CA 94607	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 3.70% or Floor rate of 6.95%	$35,000	37,315	37,183
	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 3.70% or Floor rate of 6.95%	$20,000	20,000	20,004

Total Sungevity, Inc.					$55,000	57,315	57,187

Tendril Networks(11)(14B) 2580 55th Street Suite 100 Boulder, CO 80301	Sustainable and Renewable Technology	Senior Secured	June 2019	Interest rate FIXED 7.25%	$15,000	15,082	14,843

Verdezyne, Inc.(14B)(15) 2715 Loker Avenue West Carlsbad, CA 92010	Sustainable and Renewable Technology	Senior Secured	April 2019	Interest rate PRIME + 8.25% or Floor rate of 11.75%	$15,000	14,944	14,944

Subtotal: 1-5 Years Maturity						170,557	170,048

Subtotal: Sustainable and Renewable Technology (25.08%)*						180,519	180,010

Total Debt Investments (168.82%)*						1,255,896	1,211,782

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.(15) 201 Industrial Road Suite 310 San Carlos, CA 94070	Biotechnology Tools	Equity	0.88%	Preferred Series C	189,394	$500	$571

Subtotal: Biotechnology Tools (0.08%)*						500	571

Communications & Networking
GlowPoint, Inc.(3) 430 Mountain Avenue, Suite 301 Murray Hill, NJ 07974	Communications & Networking	Equity	0.32%	Common Stock	114,192	101	33

Peerless Network, Inc. 222 South Riverside Plaza Suite 2730 Chicago, IL 60606	Communications & Networking	Equity	3.16%	Preferred Series A	1,000,000	1,000	5,058

Achilles Technology Management Co II, Inc.(6)(15) 400 Hamilton Avenue Suite 310 Palo Alto, CA 94301	Communications & Networking	Equity	100.00%	Common Stock	10,000	4,000	4,000

Subtotal: Communications & Networking (1.27%)*						5,101	9,091

Consumer & Business Products
Market Force Information, Inc. PO Box 270355 Louisville, CO 80027	Consumer & Business Products	Equity	0.67%	Common Stock	480,261	—	353
	Consumer & Business Products	Equity	0.26%	Preferred Series B-1	187,970	500	3

Total Market Force Information, Inc.					668,231	500	356

Subtotal: Consumer & Business Products (0.05%)*						500	356

Diagnostic
Singulex, Inc. 1701 Harbor Way Parkway Suite 200 Alameda, CA 94502	Diagnostic	Equity	0.39%	Common Stock	937,998	750	641

Subtotal: Diagnostic (0.09%)*						750	641

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)	Drug Delivery	Equity	0.12%	Common Stock	54,240	108	146
351 Galveston Drive
Redwood City, CA 94063

BioQ Pharma Incorporated(15)	Drug Delivery	Equity	0.59%	Preferred Series D	165,000	500	684
185 Berry St Ste 160
San Francisco, CA 94107

Edge Therapeutics, Inc.(3)	Drug Delivery	Equity	0.56%	Common Stock	161,856	1,000	1,636
200 Connell Dr. Suite 1600
Berkeley Heights, NJ 07922

Merrion Pharmaceuticals, Plc(3)(4)(9)	Drug Delivery	Equity	0.11%	Common Stock	20,000	9	—
3200 Lake Drive Citywest Business Campus
Dublin, Ireland 24

Neos Therapeutics, Inc.(3)(15)	Drug Delivery	Equity	0.78%	Common Stock	125,000	1,500	1,160
2940 N. Highway 360 Suite 400
Grand Prarie, TX 75050

Revance Therapeutics, Inc.(3)	Drug Delivery	Equity	0.08%	Common Stock	22,765	557	310
7555 Gateway Blvd.
Newark, CA 94560

Subtotal: Drug Delivery (0.55%)*						3,674	3,936

Drug Discovery & Development
Aveo Pharmaceuticals, Inc.(3)(9)(15) One Broadway, 14th Floor Cambridge, MA 02142	Drug Discovery & Development	Equity	0.56%	Common Stock	426,931	1,060	364

Cerecor, Inc.(3) 400 East Pratt Street Suite 604 Baltimore, MD 21202	Drug Discovery & Development	Equity	1.38%	Common Stock	119,087	1,000	262

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Cerulean Pharma, Inc.(3) 35 Gatehouse Drive Waltham, MA 02451	Drug Discovery & Development	Equity	0.50%	Common Stock	135,501	$1,000	$287

Dicerna Pharmaceuticals, Inc.(3)(15) 87 Cambridge Park Dr Cambridge, MA 02140	Drug Discovery & Development	Equity	0.69%	Common Stock	142,858	1,000	429

Dynavax Technologies(3)(9) 2929 Seventh Street, Suite 100 Berkley, CA 94710	Drug Discovery & Development	Equity	0.05%	Common Stock	20,000	550	292

Epirus Biopharmaceuticals, Inc.(3) 699 Boylston Street 8th Floor Boston, MA 02116	Drug Discovery & Development	Equity	0.76%	Common Stock	200,000	1,000	90

Genocea Biosciences, Inc.(3) 161 First Street, Suite 2C Cambridge, MA 02142	Drug Discovery & Development	Equity	0.79%	Common Stock	223,463	2,000	916

Inotek Pharmaceuticals Corporation(3) 131 Hartwell Ave., Suite 105 Lexington, MA 02421	Drug Discovery & Development	Equity	0.01%	Common Stock	3,778	1,500	28

Insmed, Incorporated(3) 10 Finderne Avenue Building 10 Bridgewater, NJ 08807	Drug Discovery & Development	Equity	0.11%	Common Stock	70,771	1,000	698

Melinta Therapeutics 300 TriState International Suite 272 Lincolnshire, IL 60069	Drug Discovery & Development	Equity	0.68%	Preferred Series 4	1,914,448	2,000	2,078

Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(3) 75 Park Plaza 4th Floor Boston, MA 02116	Drug Discovery & Development	Equity	0.43%	Common Stock	76,362	2,743	1,063

Subtotal: Drug Discovery & Development (0.91%)*						14,853	6,507

Electronics & Computer Hardware
Identiv, Inc.(3) 1900-B Carnegie Avenue, Building B Santa Ana, CA 92705	Electronics & Computer Hardware	Equity	0.06%	Common Stock	6,700	34	12

Subtotal: Electronics & Computer Hardware (0.00%)*						34	12

Internet Consumer & Business Services
Blurb, Inc.(15) 580 California St Suite 300 San Francisco, CA 94104	Internet Consumer & Business Services	Equity	0.38%	Preferred Series B	220,653	175	200

Lightspeed POS, Inc.(4)(9) 700 St-Antoine Est Suite 300 Montreal, Canada H2Y1A6	Internet Consumer & Business Services	Equity	0.09%	Preferred Series C	230,030	250	261
	Internet Consumer & Business Services	Equity	0.08%	Preferred Series D	198,677	250	249

Total Lightspeed POS, Inc.					428,707	500	510

Oportun (p.k.a. Progress Financial) 1600 Seaport Blvd. Suite 250 Redwood City, CA 94063	Internet Consumer & Business Services	Equity	0.08%	Preferred Series G	218,351	250	330
	Internet Consumer & Business Services	Equity	0.03%	Preferred Series H	87,802	250	238

Total Oportun (p.k.a. Progress Financial)					306,153	500	568

Philotic, Inc. 548 4th street San Francisco, CA 94107	Internet Consumer & Business Services	Equity	0.05%	Common Stock	9,023	93	—

RazorGator Interactive Group, Inc. 4216 3/4 Glencoe Ave Marina Del Rey, CA 90292	Internet Consumer & Business Services	Equity	0.13%	Preferred Series AA	34,783	15	32

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Tectura Corporation 951 Old County Road Suite 2-317 Belmont, CA 94002	Internet Consumer & Business Services	Equity	0.11%	Preferred Series BB	1,000,000	$—	$—

Subtotal: Internet Consumer & Business Services (0.18%)*						1,283	1,310

Medical Devices & Equipment
AtriCure, Inc.(3)(15) 7555 Innovation Way Mason, Ohio 45040	Medical Devices & Equipment	Equity	0.02%	Common Stock	7,536	266	98

Flowonix Medical Incorporated 500 International Drive Suite 200 Mount Olive, NJ 07828	Medical Devices & Equipment	Equity	0.80%	Preferred Series E	221,893	1,500	1,893

Gelesis, Inc.(15) 500 Boylston Street Suite 1600 Boston, MA 02116	Medical Devices & Equipment	Equity	1.31%	Common Stock	198,202	—	679
	Medical Devices & Equipment	Equity	1.27%	Preferred Series A-1	191,210	425	734
	Medical Devices & Equipment	Equity	1.27%	Preferred Series A-2	191,626	500	695

Total Gelesis, Inc.					581,038	925	2,108

Medrobotics Corporation(15) 475 Paramount Drive Raynham, MA 02767	Medical Devices & Equipment	Equity	0.14%	Preferred Series E	136,798	250	220
	Medical Devices & Equipment	Equity	0.07%	Preferred Series F	73,971	155	184
	Medical Devices & Equipment	Equity	0.16%	Preferred Series G	163,934	500	517

Total Medrobotics Corporation					374,703	905	921

Novasys Medical, Inc. 39684 Eureka Drive Newark, CA 94560	Medical Devices & Equipment	Equity	1.48%	Preferred Series D-1	4,118,444	1,000	—

Optiscan Biomedical, Corp.(5)(15) 24590 Clawiter Road Hayward, CA 94545	Medical Devices & Equipment	Equity	0.51%	Preferred Series B	6,185,567	3,000	278
	Medical Devices & Equipment	Equity	0.16%	Preferred Series C	1,927,309	655	82
	Medical Devices & Equipment	Equity	4.51%	Preferred Series D	55,103,923	5,257	3,046
	Medical Devices & Equipment	Equity	0.94%	Preferred Series E	11,508,204	963	987

Total Optiscan Biomedical, Corp.					74,725,003	9,875	4,393

Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.) 1830 Bering Drive San Jose, CA 95112	Medical Devices & Equipment	Equity	0.25%	Preferred Series B	232,061	527	530

Quanterix Corporation 113 Hartwell Avenue Lexington, MA 02421	Medical Devices & Equipment	Equity	0.49%	Preferred Series D	272,479	1,000	1,093

Subtotal: Medical Devices & Equipment (1.54%)*						15,998	11,036

Software
Box, Inc.(3)(15) 4440 El Camino Real Los Altos, CA 94022	Software	Equity	1.02%	Common Stock	1,287,347	5,654	12,794

CapLinked, Inc. 2221 Park Place El Segundo, CA 90245	Software	Equity	0.35%	Preferred Series A-3	53,614	51	83

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Druva, Inc. 150 Mathilda Place Suite 450 Sunnyvale, CA 94041	Software	Equity	0.41%	Preferred Series 2	458,841	$1,000	$1,239

ForeScout Technologies, Inc. 900 E. Hamilton Avenue Suite 300 Campbell, CA 95008	Software	Equity	0.39%	Preferred Series D	319,099	398	1,229
	Software	Equity	0.10%	Preferred Series E	80,587	131	314

Total ForeScout Technologies, Inc.					399,686	529	1,543

HighRoads, Inc. 3 Burlington Woods Dr Burlington, MA 01803	Software	Equity	0.69%	Preferred Series B	190,170	307	—

NewVoiceMedia Limited(4)(9) Belvedere, Basing View Basingstoke, UK RG21 4NG	Software	Equity	0.31%	Preferred Series E	669,173	963	806

Palantir Technologies 100 Hamilton Avenue Palo Alto, CA 94301	Software	Equity	0.08%	Preferred Series E	727,696	5,431	5,431

WildTangent, Inc.(15) 18578 NE 67th Court Building 5 Redmond, WA 98052	Software	Equity	0.17%	Preferred Series 3	100,000	402	163

Subtotal: Software (3.07%)*						14,337	22,059

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company 777 East Eisenhower Parkway Suite 100 Ann Arbor, MI 48108	Specialty Pharmaceuticals	Equity	0.24%	Preferred Series E	241,829	750	—
	Specialty Pharmaceuticals	Equity	0.03%	Preferred Series E-1	26,955	—	—
	Specialty Pharmaceuticals	Equity	4.62%	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company					4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*						750	—

Surgical Devices
Gynesonics, Inc.(15) 301 Galveston Drive Redwood City, CA 94063	Surgical Devices	Equity	0.04%	Preferred Series B	219,298	250	29
	Surgical Devices	Equity	0.13%	Preferred Series C	656,538	282	39
	Surgical Devices	Equity	0.39%	Preferred Series D	1,991,157	712	640
	Surgical Devices	Equity	0.55%	Preferred Series E	2,786,367	429	413

Total Gynesonics, Inc.					5,653,360	1,673	1,121

Transmedics, Inc. 200 Minuteman Road Suite 302 Andover, MA 01810	Surgical Devices	Equity	0.17%	Preferred Series B	88,961	1,100	336
	Surgical Devices	Equity	0.23%	Preferred Series C	119,999	300	258
	Surgical Devices	Equity	0.49%	Preferred Series D	260,000	650	871
	Surgical Devices	Equity	0.19%	Preferred Series F	100,200	500	516

Total Transmedics, Inc.					569,160	2,550	1,981

Subtotal: Surgical Devices (0.43%)*						4,223	3,102

Sustainable and Renewable Technology
Glori Energy, Inc.(3) 4315 South Drive Houston, TX 77053	Sustainable and Renewable Technology	Equity	0.06%	Common Stock	18,208	165	4

Modumetal, Inc. Northlake R&D Center 1443 N. Northlake Way Seattle, WA 98103	Sustainable and Renewable Technology	Equity	0.83%	Preferred Series C	3,107,520	500	503

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
SCIEnergy, Inc. 4100 Alpha Road Suite 900 Dallas, TX 75244	Sustainable and Renewable Technology	Equity	0.00%	Common Stock	19,250	$761	$—

Sungevity, Inc.(15) 66 Franklin Street Suite 310 Oakland, CA 94607	Sustainable and Renewable Technology	Equity	1.64%	Preferred Series D	68,807,339	6,750	6,777

Subtotal: Sustainable and Renewable Technology (1.01%)*						8,176	7,284

Total: Equity Investments (9.18%)*						70,179	65,905

Warrant Investments
Biotechnology Tools
Exicure, Inc. 8045 Lamon Avenue Suite 410 Skokie, IL 60077	Biotechnology Tools	Warrant	0.20%	Preferred Series C	104,348	107	103

Labcyte, Inc.(15) 1190 Borregas Avenue Sunnyvale, CA 94089	Biotechnology Tools	Warrant	0.85%	Preferred Series C	1,127,624	323	215

Subtotal: Biotechnology Tools (0.04%)*						430	318

Communications & Networking
Intelepeer, Inc.(15) 177 Bovet Road Suite 400 San Mateo, CA 94402	Communications & Networking	Warrant	0.19%	Common Stock	117,958	102	—

OpenPeak, Inc. 1750 Clint Moore Road Boca Raton, FL 33487	Communications & Networking	Warrant	0.41%	Common Stock	108,982	149	—

PeerApp, Inc. 29 Crafts Street Suite 260 Newton, MA 02458	Communications & Networking	Warrant	0.39%	Preferred Series B	298,779	61	15

Peerless Network, Inc. 222 South Riverside Plaza Suite 2730 Chicago, IL 60606	Communications & Networking	Warrant	0.43%	Preferred Series A	135,000	95	439

SkyCross, Inc.(6)(15) 2025 Gateway Place Suite 385 San Jose, CA 95110	Communications & Networking	Warrant	1.61%	Preferred Series F	9,762,777	394	—

Spring Mobile Solutions, Inc. 11710 Plaza America Drive Suite 2000 Reston, VA 20190	Communications & Networking	Warrant	0.78%	Preferred Series D	2,834,375	418	38

Subtotal: Communications & Networking (0.07%)*						1,219	492

Consumer & Business Products
Antenna79 (p.k.a. Pong Research Corporation)(15) 1010 S. Coast Highway 101 Suite 105 Encinitas, CA 92024	Consumer & Business Products	Warrant	1.01%	Preferred Series A	1,662,441	228	—

Intelligent Beauty, Inc.(15) 2301 Rosecrans Ave Suite 4100 El Segundo, CA 90245	Consumer & Business Products	Warrant	0.35%	Preferred Series B	190,234	230	287

IronPlanet, Inc. 3825 Hopyard Rd Suite 250 Pleasanton, CA 94588	Consumer & Business Products	Warrant	1.21%	Preferred Series D	1,155,821	1,077	766

Nasty Gal(15) 523 W. 6th Street Suite 330 Los Angeles, CA 90014	Consumer & Business Products	Warrant	0.48%	Preferred Series C	845,194	23	7

The Neat Company(15) 1601 Market Street Suite 3500 Philadelphia, PA 19103	Consumer & Business Products	Warrant	0.01%	Preferred Series C-1	540,540	365	—

Subtotal: Consumer & Business Products (0.15%)*						1,923	1,060

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Diagnostic
Navidea Biopharmaceuticals, Inc. (p.k.a. Neoprobe)(3)(15) 5600 Blazer Pkwy Suite 200 Dublin, OH 43017	Diagnostic	Warrant	0.21%	Common Stock	333,333	$244	$—

Subtotal: Diagnostic (0.00%)*						244	—

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)(15) 351 Galveston Drive Redwood City, CA 94063	Drug Delivery	Warrant	0.39%	Common Stock	176,730	785	107

Agile Therapeutics, Inc.(3) 101 Poor Farm Road Princeton, NJ 08540	Drug Delivery	Warrant	0.63%	Common Stock	180,274	730	523

Aprecia Pharmaceuticals Company 2010 Cabot Blvd. West Suite F Langhorne, PA 19047	Drug Delivery	Warrant	0.43%	Preferred Series A-1	735,981	366	362

BIND Therapeutics, Inc.(3)(15) 325 Vassar St Cambridge, MA 02139	Drug Delivery	Warrant	0.73%	Common Stock	152,586	488	—

BioQ Pharma Incorporated 185 Berry St Ste 160 San Francisco, CA 94107	Drug Delivery	Warrant	1.65%	Common Stock	459,183	1	524

Celsion Corporation(3) 997 Lenox Drive Suite 100 Lawrenceville, NJ 08648	Drug Delivery	Warrant	0.83%	Common Stock	194,986	428	4

Dance Biopharm, Inc.(15) 150 North Hill Drive, Suite 24 Brisbane, CA 94005	Drug Delivery	Warrant	0.40%	Common Stock	110,882	74	—

Edge Therapeutics, Inc.(3) 200 Connell Dr. Suite 1600 Berkeley Heights, NJ 07922	Drug Delivery	Warrant	0.27%	Common Stock	78,595	390	283

Kaleo, Inc. (p.k.a. Intelliject, Inc.) 111 Virginia St Ste 300 Richmond, VA 23219	Drug Delivery	Warrant	0.48%	Preferred Series B	82,500	594	370

Neos Therapeutics, Inc.(3)(15) 2940 N. Highway 360 Suite 400 Grand Prarie, TX 75050	Drug Delivery	Warrant	0.44%	Common Stock	70,833	285	90

Pulmatrix Inc.(3) 99 Hayden Avenue, Suite 390 Lexington, MA 2421	Drug Delivery	Warrant	0.17%	Common Stock	25,150	116	4

ZP Opco, Inc (p.k.a. Zosano Pharma)(3) 34790 Ardentech Court Fremont, CA 94555	Drug Delivery	Warrant	0.60%	Common Stock	72,379	266	—

Subtotal: Drug Delivery (0.32%)*						4,523	2,267

Drug Discovery & Development
ADMA Biologics, Inc.(3) 465 Route 17 South Ramsey, NJ 07446	Drug Discovery & Development	Warrant	0.70%	Common Stock	89,750	295	49

Anthera Pharmaceuticals, Inc.(3)(15) 25801 Industrial Blvd Suite B Hayward, CA 94545	Drug Discovery & Development	Warrant	0.10%	Common Stock	40,178	984	—

Aveo Pharmaceuticals, Inc.(3)(9) One Broadway, 14th Floor Cambridge, MA 02142	Drug Discovery & Development	Warrant	2.73%	Common Stock	2,069,880	396	505

Brickell Biotech, Inc. 2600 SW 3rd Avenue Suite 300 Miami, FL 33129	Drug Discovery & Development	Warrant	0.47%	Preferred Series C	26,086	119	118

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Cerecor, Inc.(3) 400 East Pratt Street Suite 604 Baltimore, MD 21202	Drug Discovery & Development	Warrant	0.26%	Common Stock	22,328	$70	$3

Cerulean Pharma, Inc.(3) 35 Gatehouse Drive Waltham, MA 02451	Drug Discovery & Development	Warrant	0.63%	Common Stock	171,901	369	75

Chroma Therapeutics, Ltd.(4)(9) 93 Innovation Drive Milton Park Abingdon Oxon, UK OX14 4RZ	Drug Discovery & Development	Warrant	0.61%	Preferred Series D	325,261	490	—

Cleveland BioLabs, Inc.(3)(15) 73 High Street Buffalo, NY 14203	Drug Discovery & Development	Warrant	0.07%	Common Stock	7,813	105	2

Concert Pharmaceuticals, Inc.(3) 99 Hayden Avenue Suite 500 Lexington, MA 02421-7966	Drug Discovery & Development	Warrant	0.32%	Common Stock	70,796	367	90

CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(3) 3101 Western Avenue Seattle, WA 98121	Drug Discovery & Development	Warrant	0.10%	Common Stock	292,398	165	5

CytRx Corporation(3)(15) 11726 San Vicente Blvd. Suite 650 Los Angeles, CA 90049	Drug Discovery & Development	Warrant	0.93%	Common Stock	634,146	416	599

Dicerna Pharmaceuticals, Inc.(3)(15) 87 Cambridge Park Dr Cambridge, MA 02140	Drug Discovery & Development	Warrant	0.00%	Common Stock	200	28	—

Epirus Biopharmaceuticals, Inc.(3) 699 Boylston Street 8th Floor Boston, MA 02116	Drug Discovery & Development	Warrant	0.25%	Common Stock	64,194	276	—

Fortress Biotech, Inc. (p.k.a. Coronado Biosciences, Inc.)(3) 95 Sawyer Road Suite 110 Waltham, MA 02453	Drug Discovery & Development	Warrant	0.15%	Common Stock	73,009	142	10

Genocea Biosciences, Inc.(3) 161 First Street, Suite 2C Cambridge, MA 02142	Drug Discovery & Development	Warrant	0.26%	Common Stock	73,725	266	86

Immune Pharmaceuticals(3) 708 Third Avenue Suite 210 New York, NY 10017	Drug Discovery & Development	Warrant	0.52%	Common Stock	214,853	164	—

Mast Therapeutics, Inc.(3)(15) 3611 Valley Centre Dr. Suite 500 San Diego, CA 92130	Drug Discovery & Development	Warrant	1.18%	Common Stock	2,272,724	203	455

Melinta Therapeutics 300 TriState International Suite 272 Lincolnshire, IL 60069	Drug Discovery & Development	Warrant	0.49%	Preferred Series 3	1,382,323	626	155

Nanotherapeutics, Inc.(15) 13859 Progress Blvd. Suite 300 Alachua, FL 32615	Drug Discovery & Development	Warrant	2.67%	Common Stock	171,389	838	705

Neothetics, Inc. (p.k.a. Lithera, Inc)(3)(15) 9171 Towne Centre Drive Suite 270 San Diego, CA 92122	Drug Discovery & Development	Warrant	0.34%	Common Stock	46,838	266	18

Neuralstem, Inc.(3)(15) 20271 Goldenrod Lane 2nd floor Germantown, MD 20876	Drug Discovery & Development	Warrant	0.07%	Common Stock	75,187	77	2

Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(3)(15) 75 Park Plaza 4th Floor Boston, MA 02116	Drug Discovery & Development	Warrant	0.09%	Common Stock	16,346	42	16

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
PhaseRx,Inc.(3)(15) 410 West Harrison Street Suite 300 Seattle, WA 98119	Drug Discovery & Development	Warrant	0.54%	Common Stock	63,000	$125	$92

uniQure B.V.(3)(4)(9) Tafelbergweg 51 Amsterdam, The Netherlands 1105 BD	Drug Discovery & Development	Warrant	0.15%	Common Stock	37,174	218	28

XOMA Corporation(3)(9)(15) 2910 Seventh Street Berkeley, CA 94710	Drug Discovery & Development	Warrant	0.15%	Common Stock	181,268	279	30

Subtotal: Drug Discovery & Development (0.42%)*						7,326	3,043

Electronics & Computer Hardware

Clustrix, Inc. 201 Mission Street Suite 800 San Francisco, CA 94105	Electronics & Computer Hardware	Warrant	0.23%	Common Stock	50,000	12	—

Persimmon Technologies 200 Harvard Mill Square Suite 110 Wakefield, MA 01880	Electronics & Computer Hardware	Warrant	0.62%	Preferred Series C	43,076	40	37

Subtotal: Electronics & Computer Hardware (0.01%)*						52	37

Healthcare Services, Other

Chromadex Corporation(3)(15) 10005 Muirlands Boulevard Suite G, First Floor Irvine, CA 92618	Healthcare Services, Other	Warrant	0.37%	Common Stock	139,673	157	203

Subtotal: Healthcare Services, Other (0.03%)*						157	203

Information Services

Cha Cha Search, Inc.(15) 14550 Clay Terrace Blvd. Suite 130 Carmel, IN 46032	Information Services	Warrant	0.21%	Preferred Series G	48,232	58	—

INMOBI Inc.(4)(9) 475 Brannan St, Suite 410 San Francisco, CA 94107	Information Services	Warrant	0.11%	Common Stock	46,874	82	—

InXpo, Inc.(15) 770 N Halsted Street Suite 6s Chicago, IL 60642	Information Services	Warrant	0.59%	Preferred Series C	648,400	98	1
	Information Services	Warrant	1.07%	Preferred Series C-1	1,165,183	74	1

Total InXpo, Inc.					1,813,583	172	2

RichRelevance, Inc.(15) 633 Folsom Street 4th Floor San Francisco, CA 94107	Information Services	Warrant	0.13%	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.00%)*						410	2

Internet Consumer & Business Services

Aria Systems, Inc. 575 Market Street, 10th Floor San Francisco, CA 94105	Internet Consumer & Business Services	Warrant	0.12%	Preferred Series E	239,692	73	60

Blurb, Inc.(15) 580 California St Suite 300 San Francisco, CA 94104	Internet Consumer & Business Services	Warrant	0.40%	Preferred Series C	234,280	636	102

CashStar, Inc.(15) 25 Pearl Street Portland, ME 04101	Internet Consumer & Business Services	Warrant	0.44%	Preferred Series C-2	727,272	130	22

CloudOne, Inc. 8626 E 116th Street Suite 300 Fishers, IN 46038	Internet Consumer & Business Services	Warrant	0.60%	Preferred Series E	968,992	19	38

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Just Fabulous, Inc. 2301 Rosecrans Avenue Suite 5000 El Segundo, CA 90245	Internet Consumer & Business Services	Warrant	0.39%	Preferred Series B	206,184	$1,102	$1,950

Lightspeed POS, Inc.(4)(9) 700 St-Antoine Est Suite 300 Montreal, Canada H2Y1A6	Internet Consumer & Business Services	Warrant	0.10%	Preferred Series C	245,610	20	65

LogicSource(15) 20 Marshall Street Sourth Norwalk, CT 06854	Internet Consumer & Business Services	Warrant	0.41%	Preferred Series C	79,625	30	58

Oportun (p.k.a. Progress Financial) 1600 Seaport Blvd. Suite 250 Redwood City, CA 94063	Internet Consumer & Business Services	Warrant	0.07%	Preferred Series G	174,562	78	102

Prism Education Group, Inc.(15) 3 Executive Campus Suite 280 Cherry Hill, NJ 08002	Internet Consumer & Business Services	Warrant	0.81%	Preferred Series B	200,000	43	—

ReachLocal(3) 21700 Oxnard St Suite 1600 Woodland Hills, CA 91367-7586	Internet Consumer & Business Services	Warrant	1.00%	Common Stock	300,000	155	764

ShareThis, Inc.(15) 4005 Miranda Avenue Suite 100 Palo Alto, CA 94304	Internet Consumer & Business Services	Warrant	0.93%	Preferred Series C	493,502	547	132

Snagajob.com, Inc. 4880 Cox Road Suite 200 Glen Allen, VA 23060	Internet Consumer & Business Services	Warrant	0.82%	Preferred Series A	1,575,000	640	640

Tapjoy, Inc. 111 Sutter Street 12th Floor San Francisco, CA 94104	Internet Consumer & Business Services	Warrant	0.41%	Preferred Series D	748,670	316	174

Tectura Corporation 951 Old County Road Suite 2-317 Belmont, CA 94002	Internet Consumer & Business Services	Warrant	0.03%	Preferred Series B-1	253,378	51	—

Subtotal: Internet Consumer & Business Services (0.57%)*						3,840	4,107

Media/Content/Info

Machine Zone, Inc.(16) 1050 Page Mill Road Palo Alto, CA 94304	Media/ Content/Info	Warrant	0.13%	Common Stock	155,271	1,960	2,730

Rhapsody International, Inc.(15) 701 5th Ave Suite 3100 Seattle, WA 98104	Media/ Content/Info	Warrant	0.58%	Common Stock	715,755	384	116

WP Technology, Inc. (Wattpad, Inc.)(4)(9) 4950 Yonge Street Suite 801 Toronto, Canada M2N 6K1	Media/ Content/Info	Warrant	0.06%	Common Stock	127,909	1	1

Zoom Media Group, Inc. 345 7th Avenue Suite 1501 New York, NY 10001	Media/ Content/Info	Warrant	0.45%	Preferred Series A	1,204	347	17

Subtotal: Media/Content/Info (0.40%)*						2,692	2,864

Medical Devices & Equipment

Amedica Corporation(3)(15) 1885 West 2100 South Salt Lake City, UT 84119	Medical Devices & Equipment	Warrant	0.78%	Common Stock	103,225	459	52

Aspire Bariatrics, Inc.(15) 3200 Horizon Drive Suite 100 King of Prussia, PA 19406	Medical Devices & Equipment	Warrant	0.90%	Preferred Series D	395,000	455	229

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Avedro, Inc.(15) 230 Third Avenue Waltham, MA 02451	Medical Devices & Equipment	Warrant	0.72%	Preferred Series AA	300,000	$401	$148

Flowonix Medical Incorporated 500 International Drive Suite 200 Mount Olive, NJ 07828	Medical Devices & Equipment	Warrant	0.56%	Preferred Series E	155,325	362	595

Gamma Medica, Inc. 12 Manor Parkway Unit 3 Salem, NH 3079	Medical Devices & Equipment	Warrant	1.35%	Preferred Series A	450,956	170	210

Gelesis, Inc.(15) 500 Boylston Street Suite 1600 Boston, MA 02116	Medical Devices & Equipment	Warrant	0.49%	Preferred Series A-1	74,784	78	164

InspireMD, Inc.(3)(4)(9) 4 Menorat Hamaor Street Tel Aviv, Israel 67448	Medical Devices & Equipment	Warrant	4.11%	Common Stock	441,019	242	—

IntegenX, Inc.(15) 5720 Stoneridge Drive Suite 300 Pleasanton, CA 94588	Medical Devices & Equipment	Warrant	0.74%	Preferred Series C	547,752	15	16

Medrobotics Corporation(15) 475 Paramount Drive Raynham, MA 02767	Medical Devices & Equipment	Warrant	0.45%	Preferred Series E	455,539	370	322

Micell Technologies, Inc. 801 Capitola Drive Suite 1 Durham, NC 27713	Medical Devices & Equipment	Warrant	0.46%	Preferred Series D-2	84,955	262	337

NetBio, Inc. 266 Second Avenue Waltham, MA 02451	Medical Devices & Equipment	Warrant	0.86%	Common Stock	2,568	408	37

NinePoint Medical, Inc.(15) 1 Kendall Square B7501 Cambridge, MA 02139	Medical Devices & Equipment	Warrant	0.30%	Preferred Series A-1	587,840	170	58

Novasys Medical, Inc. 39684 Eureka Drive Newark, CA 94560	Medical Devices & Equipment	Warrant	0.04%	Common Stock	109,449	2	—
	Medical Devices & Equipment	Warrant	0.19%	Preferred Series D	526,840	125	—
	Medical Devices & Equipment	Warrant	0.02%	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.					689,896	133	—

Optiscan Biomedical, Corp.(5)(15) 24590 Clawiter Road Hayward, CA 94545	Medical Devices & Equipment	Warrant	0.86%	Preferred Series D	10,535,275	1,252	156

Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.) 1830 Bering Drive San Jose, CA 95112	Medical Devices & Equipment	Warrant	0.54%	Preferred Series A	500,000	402	305

Quanterix Corporation 113 Hartwell Avenue Lexington, MA 02421	Medical Devices & Equipment	Warrant	0.31%	Preferred Series C	173,428	180	104

SonaCare Medical, LLC (p.k.a. US HIFU, LLC) 10130 Perimeter Parkway Suite 250 Charlotte, NC 28216	Medical Devices & Equipment	Warrant	0.02%	Preferred Series A	6,464	188	—

Strata Skin Sciences, Inc. (p.k.a. MELA Sciences, Inc.)(3) 100 Lakeside Drive Suite 100 Horsham, PA 19044	Medical Devices & Equipment	Warrant	0.65%	Common Stock	69,320	402	—

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
ViewRay, Inc.(3)(15) 815 E. Middlefield Rd Mountain View, CA 94043	Medical Devices & Equipment	Warrant	0.34%	Common Stock	128,231	$333	$19

Subtotal: Medical Devices & Equipment (0.38%)*						6,282	2,752

Semiconductors

Achronix Semiconductor Corporation(15) 2953 Bunker Hill Lane Suite 101 Santa Clara, CA 95054	Semiconductors	Warrant	0.17%	Preferred Series C	360,000	160	58

	Semiconductors	Warrant	0.24%	Preferred Series D-1	500,000	7	1

Total Achronix Semiconductor Corporation					860,000	167	59

Aquantia Corp. 105 E. Tasman Drive San Jose, CA 95134	Semiconductors	Warrant	0.07%	Preferred Series G	196,831	4	53

Avnera Corporation 1600 NW Compton Drive Ste 300. Beaverton, OR 97006	Semiconductors	Warrant	0.29%	Preferred Series E	141,567	46	48

Subtotal: Semiconductors (0.02%)*						217	160

Software

Actifio, Inc.	Software	Warrant	0.08%	Common Stock	73,584	249	163
333 Wyman Street Waltham, MA 2451	Software	Warrant	0.03%	Preferred Series F	31,673	343	85

Total Actifio, Inc.					105,257	592	248

Braxton Technologies, LLC	Software	Warrant	0.63%	Preferred Series A	168,750	188	—
6 North Tejon Street Suite 200 Colorado Springs, CO 80903

CareCloud Corporation(15)	Software	Warrant	0.62%	Preferred Series B	413,433	258	457
5200 Blue Lagoon Drive, Suite 900 Miami, FL 33126

Clickfox, Inc.(15)	Software	Warrant	1.43%	Preferred Series B	1,038,563	330	105
3445 Peachtree Road Suite 450 Atlanta, GA 30326	Software	Warrant	0.81%	Preferred Series C	592,019	730	110
	Software	Warrant	3.05%	Preferred Series C-A	2,218,214	230	224

Total Clickfox, Inc.					3,848,796	1,290	439

Hillcrest Laboratories, Inc.(15)	Software	Warrant	0.70%	Preferred Series E	1,865,650	55	207
15245 Shady Grove Road Suite 400 Rockville, MD 20850

JumpStart Games, Inc. (p.k.a Knowledge Holdings, Inc.)(15)	Software	Warrant	0.46%	Preferred Series E	614,333	16	—
21250 Hawthorne Boulevard Suite 380 Torrance, CA 90503

Message Systems, Inc.(15)	Software	Warrant	1.07%	Preferred Series C	503,718	334	247
9130 Guilford Road Columbia, MD 21046

Mobile Posse, Inc.(15)	Software	Warrant	1.08%	Preferred Series C	396,430	130	108
1320 Old Chain Bridge Rd Suite 240 McLean, VA 22101

Neos, Inc.(15)	Software	Warrant	0.11%	Common Stock	221,150	22	105
6210 Stoneridge Mall Suite 450 Pleasanton, CA 94588

NewVoiceMedia Limited(4)(9)	Software	Warrant	0.10%	Preferred Series E	225,586	33	34
Belvedere, Basing View Basingstoke, UK RG21 4NG

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
OneLogin, Inc.(15)	Software	Warrant	0.46%	Common Stock	228,972	$150	$155
150 Spear Street Suite 1400 San Francisco, CA 94105

Poplicus, Inc.(15)	Software	Warrant	0.54%	Preferred Series C	2,595,230	—	69
542 Brannan Street San Francisco, CA 94107

Quid, Inc.(15)	Software	Warrant	0.07%	Preferred Series D	71,576	1	1
600 Harrison Street Suite 400 San Francisco, CA 94107

Signpost, Inc.(15)	Software	Warrant	0.88%	Preferred Series C	324,005	314	384
333 Hudson Street New York, NY 10014

Soasta, Inc.(15)	Software	Warrant	0.39%	Preferred Series E	410,800	691	292
444 Castro Street 4th Floor Mountain View, CA 94041

Sonian, Inc.(15)	Software	Warrant	0.52%	Preferred Series C	185,949	106	23
3 Allied Drive Suite 155 Dedham, MA 02026

Touchcommerce, Inc.(15) 29903 Agoura Road Agoura Hills, CA 91301	Software	Warrant	1.52%	Preferred Series E	2,282,968	446	2,187

Subtotal: Software (0.69%)*						4,626	4,956

Specialty Pharmaceuticals
Alimera Sciences, Inc.(3) 6120 Windward Parkway Suite 290 Alpharetta, GA 30005	Specialty Pharmaceuticals	Warrant	1.91%	Common Stock	862,069	728	147

QuatRx Pharmaceuticals Company 777 East Eisenhower Parkway Suite 100 Ann Arbor, MI 48108	Specialty Pharmaceuticals	Warrant	0.15%	Preferred Series E	155,324	308	—

Subtotal: Specialty Pharmaceuticals (0.02%)*						1,036	147

Surgical Devices
Gynesonics, Inc.(15) 301 Galveston Drive Redwood City, CA 94063	Surgical Devices	Warrant	0.04%	Preferred Series C	180,480	74	9
	Surgical Devices	Warrant	0.31%	Preferred Series D	1,575,965	320	215

Total Gynesonics, Inc.					1,756,445	394	224

Transmedics, Inc.	Surgical Devices	Warrant	0.08%	Preferred Series B	40,436	225	10
200 Minuteman Road Suite 302 Andover, MA 01810	Surgical Devices	Warrant	0.33%	Preferred Series D	175,000	100	370
	Surgical Devices	Warrant	0.03%	Preferred Series F	16,476	3	15

Total Transmedics, Inc.					231,912	328	395

Subtotal: Surgical Devices (0.09%)*						722	619

Sustainable and Renewable Technology
Agrivida, Inc.(15) 200 Boston Avenue Medford, MA 02155	Sustainable and Renewable Technology	Warrant	0.63%	Preferred Series D	471,327	120	70

Alphabet Energy, Inc.(15) 26225 Eden Landing Road Suite D Hayward, CA 94545	Sustainable and Renewable Technology	Warrant	0.29%	Preferred Series A	86,329	82	160

American Superconductor Corporation(3) 64 Jackson Rd Devens, MA 01434	Sustainable and Renewable Technology	Warrant	0.42%	Common Stock	58,823	39	125

Brightsource Energy, Inc. 1999 Harrison Street Suite 2150 Oakland, CA 94612	Sustainable and Renewable Technology	Warrant	0.22%	Preferred Series 1	116,667	104	—

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Calera, Inc.(15) 485 Alberto Way #210 Los Gatos, CA 95032	Sustainable and Renewable Technology	Warrant	0.17%	Preferred Series C	44,529	$513	$—

EcoMotors, Inc.(15) 17000 Federal Dr. Suite 200 Allen Park, MI 48101	Sustainable and Renewable Technology	Warrant	0.68%	Preferred Series B	437,500	308	76

Fluidic, Inc. 8455 North 90th Street Suite 4 Scottsdale, AZ 85258	Sustainable and Renewable Technology	Warrant	0.11%	Preferred Series D	61,804	102	52

Fulcrum Bioenergy, Inc. 4900 Hopyard Road Suite 220 Pleasanton, CA 94588	Sustainable and Renewable Technology	Warrant	0.25%	Preferred Series C-1	280,897	275	198

GreatPoint Energy, Inc.(15) 2215 W. Harrison St. Chicago, IL 60612	Sustainable and Renewable Technology	Warrant	0.12%	Preferred Series D-1	393,212	548	—

Polyera Corporation(15) 8045 Lamon Avenue #140 Skokie, IL 60077	Sustainable and Renewable Technology	Warrant	0.97%	Preferred Series C	311,609	338	12

Proterra, Inc. 1 Whitlee Ct. Greenville, SC 29607	Sustainable and Renewable Technology	Warrant	0.82%	Preferred Series 4	477,517	41	14

Rive Technology, Inc.(15) 1 Deer Park Drive Suite A Monmouth Junction, NJ 08852	Sustainable and Renewable Technology	Warrant	0.37%	Preferred Series E	234,477	12	10

SCIEnergy, Inc. 4100 Alpha Road Suite 900 Dallas, TX 75244	Sustainable and Renewable Technology	Warrant	0.05%	Common Stock	530,811	181	—
	Sustainable and Renewable Technology	Warrant	0.00%	Preferred Series 2-A	6,229	50	—

Total SCIEnergy, Inc.					537,040	231	—

Solexel, Inc.(15) 1530 McCarthy Blvd. Milpitas, CA 95035	Sustainable and Renewable Technology	Warrant	0.50%	Preferred Series C	1,171,625	1,162	662

Stion Corporation(5) 6321 San Ignacio Avenue San Jose, CA 95119	Sustainable and Renewable Technology	Warrant	7.89%	Preferred Series Seed	2,154	1,378	—

Sungevity, Inc. 66 Franklin Street Suite 310 Oakland, CA 94607	Sustainable and Renewable Technology	Warrant	0.48%	Common Stock	20,000,000	543	257
	Sustainable and Renewable Technology	Warrant	0.78%	Preferred Series C	32,472,222	902	138

Total Sungevity, Inc.					52,472,222	1,445	395

TAS Energy, Inc. 6110 Cullen Blvd. Houston, TX 77021	Sustainable and Renewable Technology	Warrant	0.10%	Preferred Series AA	428,571	299	—

Tendril Networks 2580 55th Street Suite 100 Boulder, CO 80301	Sustainable and Renewable Technology	Warrant	0.50%	Preferred Series 3-A	1,019,793	189	205

TPI Composites, Inc. 8501 N Scottsdale Rd Gainey Center II, Suite 280 Scottsdale, AZ 85253	Sustainable and Renewable Technology	Warrant	0.64%	Preferred Series B	160	273	9

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Trilliant, Inc.(15) 1100 Island Drive #201 Redwood City, CA 94065	Sustainable and Renewable Technology	Warrant	0.13%	Preferred Series A	320,000	$162	$76

Subtotal: Sustainable and Renewable Technology (0.29%)*						7,621	2,064

Total: Warrant Investments (3.50%)*						43,320	25,091

Total Investments (181.50%)*						$1,369,395	$1,302,778

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $22.5 million, $89.4 million and $66.9 million respectively. The tax cost of investments is $1.4 billion.
(3)	Except for warrants in 38 publicly traded companies and common stock in 20 publicly traded companies, all investments are restricted at June 30, 2016 and were valued at fair value as determined in good faith by the Company’s board of directors (the “Board of Directors”). No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Non-U.S. company or the company’s principal place of business is outside the United States.
(5)	Affiliate investment as defined under the Investment Company Act of 1940, as amended, (the “1940 Act”) in which Hercules owns at least 5% but generally less than 25% of the company’s voting securities.
(6)	Control investment as defined under the 1940 Act in which Hercules owns at least 25% of the company’s voting securities or has greater than 50% representation on its board.
(7)	Debt is on non-accrual status at June 30, 2016, and is therefore considered non-income producing. Note that at June 30, 2016, only the $11.0 million PIK loan is on non-accrual for the Company’s debt investment in Tectura Corporation.
(8)	Denotes that all or a portion of the debt investment is convertible debt.
(9)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(10)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(11)	Denotes that all or a portion of the debt investment is pledged as collateral under the Wells Facility (as defined in Note 4).
(12)	Denotes that all or a portion of the debt investment is pledged as collateral under the Union Facility (as defined in Note 4).
(13)	Denotes that all or a portion of the debt investment principal includes accumulated PIK, or payment-in-kind, interest and is net of repayments.
(14)	Denotes that all or a portion of the debt investment includes an exit fee receivable.
A.	This fee ranges from 1.0% to 5.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.
B.	This fee ranges from 5.0% to 10.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.
C.	This fee ranges from 10.0% to 15.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.
D.	This fee is greater than 15.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.
(15)	Denotes that all or a portion of the investment in this portfolio company is held by Hercules Technology II, L.P., or HT II, or Hercules Technology III, L.P., or HT III, the Company’s wholly owned SBIC subsidiaries.
(16)	Denotes that the fair value of the Company’s total investments in this portfolio company represent greater than 5% of the Company’s total assets at June 30, 2016.
(17)	Denotes that there is an unfunded contractual commitment available at the request of this portfolio company at June 30, 2016. Refer to Note 10.
(18)	Repayment of a portion of the debt investment is delinquent of the contractual maturity date.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods as of December 31, 2015, 2014, 2013, 2012, 2011, 2010, 2009, 2008, 2007 and 2006 and as of June 30, 2016. The information as of December 31, 2015, 2014, 2013, 2012, 2011 and 2010 has been derived from our audited financial statements for these periods, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The report of PricewaterhouseCoopers LLP on the senior securities table as of December 31, 2015 is attached as an exhibit to the registration statement of which this prospectus is a part. The “N/A” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Securitized Credit Facility with Wells Fargo Capital Finance
December 31, 2006	$41,000,000	$7,230	N/A
December 31, 2007	$79,200,000	$6,755	N/A
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011	$10,186,830	$73,369	N/A
December 31, 2012(6)	—	—	N/A
December 31, 2013(6)	—	—	N/A
December 31, 2014(6)	—	—	N/A
December 31, 2015	$50,000,000	$26,352	N/A
December 31, 2016 (as of June 30, 2016, unaudited)(6)	—	—	N/A
Securitized Credit Facility with Union Bank, NA
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011(6)	—	—	N/A
December 31, 2012(6)	—	—	N/A
December 31, 2013(6)	—	—	N/A
December 31, 2014(6)	—	—	N/A
December 31, 2015(6)	—	—	N/A
December 31, 2016 (as of June 30, 2016, unaudited)(6)	—	—	N/A
Small Business Administration Debentures (HT II)(4)
December 31, 2007	$55,050,000	$9,718	N/A
December 31, 2008	$127,200,000	$4,711	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
December 31, 2011	$125,000,000	$5,979	N/A
December 31, 2012	$76,000,000	$14,786	N/A
December 31, 2013	$76,000,000	$16,075	N/A
December 31, 2014	$41,200,000	$31,535	N/A
December 31, 2015	$41,200,000	$31,981	N/A
December 31, 2016 (as of June 30, 2016, unaudited)	$41,200,000	$33,801	N/A
Small Business Administration Debentures (HT III)(5)
December 31, 2010	$20,000,000	$29,564	N/A
December 31, 2011	$100,000,000	$7,474	N/A
December 31, 2012	$149,000,000	$7,542	N/A
December 31, 2013	$149,000,000	$8,199	N/A
December 31, 2014	$149,000,000	$8,720	N/A
December 31, 2015	$149,000,000	$8,843	N/A
December 31, 2016 (as of June 30, 2016, unaudited)	$149,000,000	$9,346	N/A
Senior Convertible Notes
December 31, 2011	$75,000,000	$10,623	$885
December 31, 2012	$75,000,000	$15,731	$1,038
December 31, 2013	$75,000,000	$16,847	$1,403
December 31, 2014	$17,674,000	$74,905	$1,290
December 31, 2015	$17,604,000	$74,847	$1,110
December 31, 2016 (as of June 30, 2016, unaudited)	—	—	—

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)		Average Market Value per Unit(3)
April 2019 Notes
December 31, 2012	$84,489,500	$13,300		$986
December 31, 2013	$84,489,500	$14,460		$1,021
December 31, 2014	$84,489,500	$15,377		$1,023
December 31, 2015	$64,489,500	$20,431		$1,017
December 31, 2016 (as of June 30, 2016, unaudited)	$64,489,500	$21,594		$1,028
September 2019 Notes
December 31, 2012	$85,875,000	$13,086		$1,003
December 31, 2013	$85,875,000	$14,227		$1,016
December 31, 2014	$85,875,000	$15,129		$1,026
December 31, 2015	$45,875,000	$28,722		$1,009
December 31, 2016 (as of June 30, 2016, unaudited)	$45,875,000	$30,357		$1,021
2024 Notes
December 31, 2014	$103,000,000	$12,614		$1,010
December 31, 2015	$103,000,000	$12,792		$1,014
December 31, 2016 (as of June 30, 2016, unaudited)	$244,945,050	$5,685		$1,021
2017 Asset-Backed Notes
December 31, 2012	$129,300,000	$8,691		$1,000
December 31, 2013	$89,556,972	$13,642		$1,004
December 31, 2014	$16,049,144	$80,953		$1,375
December 31, 2015	—	—		—
2021 Asset-Backed Notes
December 31, 2014	$129,300,000	$10,048		$1,000
December 31, 2015	$129,300,000	$10,190		$996
December 31, 2016 (as of June 30, 2016, unaudited)	$129,300,000	$10,770		$995
Total Senior Securities(7)
December 31, 2006	$41,000,000	$7,230		N/A
December 31, 2007	$134,250,000	$3,985		N/A
December 31, 2008	$216,782,000	$2,764		N/A
December 31, 2009	$130,600,000	$3,806		N/A
December 31, 2010	$170,000,000	$3,478		N/A
December 31, 2011	$310,186,830	$2,409		N/A
December 31, 2012	$599,664,500	$1,874	(8)	N/A
December 31, 2013	$559,921,472	$2,182		N/A
December 31, 2014	$626,587,644	$2,073		N/A
December 31, 2015	$600,468,500	$2,194		N/A
December 31, 2016 (as of June 30, 2016, unaudited)	$674,809,550	$2,064		N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, including senior securities not subject to asset coverage requirements under the 1940 Act due to exemptive relief from the SEC, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	Not applicable because senior securities are not registered for public trading.
(4)	Issued by HT II, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.
(5)	Issued by HT III, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.
(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.
(7)	The total senior securities and Asset Coverage per Unit shown for those securities do not represent the asset coverage ratio requirement under the 1940 act because the presentation includes senior securities not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC. As of June 30, 2016 our asset coverage ratio under our regulatory requirements as a business development company was 248.1% excluding our SBA debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio.
(8)	As noted in footnote 7 above, the total senior securities and Asset Coverage per Unit shown does not represent the asset coverage ratio requirement under the 1940 Act because the presentation includes senior securities not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC. Including our SBA debentures, in accordance with our exemption order from the SEC, our asset coverage ratio as of December 31, 2012 was 296.8%.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at the discretion of the Board of Directors. Our Board of Directors currently consists of six members, one who is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act and five who are not interested persons and who we refer to as our independent directors.

Directors, Executive Officers and Key Employees

Our executive officers, directors and key employees and their positions are set forth below. The address for each executive officer, director and key employee is c/o Hercules Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Name	Age	Positions
Interested Director:
Manuel A. Henriquez(1)	52	Chairman of the Board of Directors, President and Chief Executive Officer
Independent Directors:
Robert P. Badavas	63	Director
Allyn C. Woodward, Jr.	75	Director
Thomas J. Fallon	55	Director
Susanne D. Lyons	59	Director
Joseph F. Hoffman	67	Director

Executive Officers:
Mark Harris	46	Chief Financial Officer and Chief Accounting Officer
Melanie Grace	47	General Counsel and Chief Compliance Officer
Scott Bluestein	38	Chief Investment Officer
Andrew Olson	33	Controller

(1)	Mr. Henriquez is an interested person, as defined in section 2(a)(19) of the 1940 Act, of the Company due to his position as an executive officer of the Company.

Set forth below is information regarding our current directors, including each director’s (i) name and age; (ii) a brief description of their recent business experience, including present occupations and employment during at least the past five years; (iii) directorships, if any, that each director holds and has held during the past five years; and (iv) the year in which each person became a director of the Company. As the information that follows indicates, the nominee and each continuing director brings strong and unique experience, qualifications, attributes, and skills to the Board of Directors. This provides the Board of Directors, collectively, with competence, experience, and perspective in a variety of areas, including: (i) corporate governance and Board service; (ii) executive management, finance, and accounting; (iii) venture capital financing with a technology-related focus; (iv) business acumen; and (v) an ability to exercise sound judgment.

Moreover, the nominating and corporate governance committee believes that it is important to seek a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Our Board of Directors does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

For each director, we have highlighted certain key areas of experience that qualify him or her to serve on the Board of Directors in each of their respective biographies below.

Name, Address, and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During the past 5 years(2)
Independent Directors
Susanne D. Lyons (59)	Director	Class I Director since 2015	Retired. Chief Marketing Officer, VISA from 2005-2007.	None.

Robert P. Badavas (63)	Director	Class I Director since 2006	Chairman and Chief Executive Officer of PlumChoice, provider of remote technical services and support, since December 2011; President, Petros Ventures, Inc., a private venture investing and management advisory firm, from 2009-2011.	Constant Contract, Inc., an online marketing company, from 2007-2016.

Thomas J. Fallon (55)	Director	Class II Director since 2014	Chief Executive Officer of Infinera Corporation, manufacturer of high capacity optical transmission equipment, since 2010;	Infinera Corporation since 2014.

Allyn C. Woodward, Jr. (75)	Director	Class II Director since 2004	Retired. Vice Chairman and Director of Adams Harkness Financial Group, an institutional investment bank, from 2001-2006.	None.

Joseph F. Hoffman (67)	Director Nominee	Class IIII Director since 2015	Retired. SEC Reviewing Partner and Silicon Valley Professional for KPMG from 1998-2009.	None.

Interested Director
Manuel A. Henriquez (52)(3)	Director Nominee Chief Executive Officer and Chairman of the Board of Directors	Class III since 2004	Hercules Capital, Inc. since 2004.	None.

(1)	The address for each officer and director is c/o Hercules Capital, Inc., 400 Hamilton Avenue., Suite 310, Palo Alto, California 94301.
(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.
(3)	Mr. Henriquez is an interested director due to his position as an officer of the Company.

Interested Director

Manuel A. Henriquez	Board Committee:	Independent:
	N/A	No

Mr. Henriquez, age 52, is a co-founder of Hercules and has been our Chairman and Chief Executive Officer since 2004 and our President (since 2005).

Prior Business Experience:

•        Partner, VantagePoint Venture Partners, a $2.5 billion multi-stage technology venture fund (2000-2003)

•        President and Chief Investment Officer, Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company (1999-2000)

•        Managing Director, Comdisco Ventures (1997-1999)

•        Senior Member, Investment Team, Comdisco Ventures (1997-2000)

Private Directorships/ Memberships:

•        Northeastern University, a global, experiential research university

•        Lucile Packard Foundation for Children’s Health, the sole fundraising entity for Lucile Packard Children’s Hospital and the child health programs at Stanford University School of Medicine

•        Children’s Health Council, a diagnostic and treatment center for children and adolescents facing developmental and behavioral challenges

Education:	• Bachelor’s degree in Business Administration from Northeastern University

Skills/ Qualifications:

In particular, Mr. Henriquez’ key areas of skills/qualifications include, but are not limited to:

•        Client Industries—vast array of knowledge in venture capital financing, including software, life sciences and clean tech

•        Banking/Financial Services—extensive experience with equity and debt financings as well SEC rules and regulations and business development companies

•        Leadership/Strategy—current role as chairman and CEO as well as officer and director experience in several private and public companies and knowledge of financial risk assessment

•        Finance/IT and Other Business Processes—extensive experience in IT and supervising IT internal control and procedures

Independent Directors

Joseph F. Hoffman	Board Committee:	Independent:
	• Nominating, Chair	Yes
• Audit

Mr. Hoffman, age 67, is retired from KPMG LLP after 26 years as a partner and senior executive with that firm. He has served as a director on our Board of Directors since April 2015.

Prior Business Experience:	• SEC Reviewing Partner and Silicon Valley Professional Practice Partner, KPMG LLP (1998-2009) • Audit Partner and Business Unit Partner in Charge, KPMG LLP (1983-1998)

Private Directorships:	• LiveOps, Inc., a cloud based contact center (since 2013) • KPMG LLP, an audit, tax, and advisory professional services firm. (2005-2009)

Audit Committees:	• LiveOps, Inc. (since 2013) • KPMG LLP (2005-2009) • Willamette University (since 2014)

Non-Profit Leadership:	• Board of Trustees, Willamette University (since 2011)

Memberships:

•        California Society of Certified Public Accountants

•        National Association of Corporate Directors

•        American College of Corporate Directors

•        Association of Governing Boards of Universities and Colleges

Education:

•        Bachelor’s degree in Mathematics and Economics, Willamette University

•        Master’s degree in Business Administration, Stanford Graduate School of Business

•        Certified public accountant, State of California

Skills/ Qualifications:

In particular, Mr. Hoffman’s key areas of skill/qualifications include, but are not limited to:

•        Client Industries—extensive experience in the technology, manufacturing, and financial services industries

•        Finance and Enterprise Risk Management—extensive experience as an advisor to senior management and audit committees on complex accounting, financial reporting, internal controls, and enterprise risk management

•        Leadership/Strategy—significant experience as a business executive and director

Allyn C. Woodward, Jr.	Board Committee:	Independent:
	• Audit • Compensation	Yes–Lead Director

Mr. Woodward, age 75, has extensive experience and qualifications in banking and financial services. He has served as a director on our Board of Directors since February 2004 and his term expires in 2018.

Business Experience:

•        Vice Chairman and Director, Adams Harkness Financial Group (formerly Adams, Harkness & Hill), an independent institutional research, brokerage and investment banking firm (2001-2006)

•        President and Director, Adams Harkness Financial Group (1995-2001)

•        Silicon Valley Bank

•        Vice President, Founder, Wellesley, Massachusetts office

•        Senior Vice President (1990-1992)

•        Chief Operating Officer (California) (1992-1995)

•        Senior Vice President and Group Manager of Technology Group, Bank of New England (1963-1990)

Private Directorships:	• Union Specialties, manufacturer of waterbased polyurethane dispersions and specialty products

Current Advisory Board Directorships:	• Fletcher Spaght Venture Capital • Boston Millennia Partners • Ampersand Venture Capital

Prior Directorships:	• AH&H Venture Capital • Square 1 Bank • Lecroy Corporation, Chairman • Viewlogic Systems • Cayenne Software, Inc.

Non-Profit Leadership:	• Member of Finance Committee and Board of Overseers, Newton Wellesley Hospital • Babson College, Member of: • Investment Committee • Finance Committee • Private Equity Committee (co-founder)

Education:	• Bachelor’s degree in Finance and Accounting from Babson College • Banking degree, Stonier Graduate School of Banking at Rutgers University

Memberships	• National Association of Corporate Directors • Board Leaders Group

Certifications:	• Executive Masters Professional Director Certification, American College of Corporate Directors

Skills/ Qualifications:

•        In particular, Mr. Woodward’s key areas of skill/qualifications include, but are not limited to:

•        Client Industries and Banking/Financial Services—extensive leadership, management and director experience in financial services, banking and technology-related companies

•        Leadership/Strategy—significant executive and board experience for both private and public companies in business, finance and investments with a special emphasis on best policies regarding compensation and governance and service as Lead Independent Director

Robert P. Badavas	Board Committee:	Independent:
	• Audit, Chair	Yes

Mr. Badavas, aged 63, currently serves as Chairman and Chief Executive Officer of PlumChoice, a venture-backed technology, software and services company (since December 2011). He has served as a director on our Board of Directors since March 2006 and his term expires in 2017.

Business Experience:

•        President, Petros Ventures, Inc., a management and advisory services firm (2009-2011)

•        President and Chief Executive Officer of TAC Worldwide, a multi-national technical workforce management and business services company (2005-2009)

•        Executive Vice President and Chief Financial Officer, TAC Worldwide (2003-2005)

•        Senior Partner and Chief Operating Officer, Atlas Venture, an international venture capital firm (2001-2003)

•        Chief Executive Officer at Cerulean Technology, Inc., a venture capital backed wireless application software company (1995-2001)

•        Certified Public Accountant, PwC (1974-1983)

Public Directorships:

•        Constant Contact, Inc., including chairman of the audit committee, a provider of email and other engagement marketing products and services for small and medium sized organizations, acquired by Endurance International Group Holdings, Inc., (2007-2016)

Prior Directorships:

•        Arivana, Inc; a telecommunications infrastructure company—publicly traded until its acquisition by SAC Capital

•        RSA Security; an IT security company—publicly traded until its acquisition by EMC

•        On Technology; an IT software infrastructure company—publicly traded until its acquisition by Symantec

•        Renaissance Worldwide; an IT services and solutions company—publicly traded until its acquisition by Aquent

Private Directorships:	• PlumChoice (since 2010)

Other Experience:

•        Vice-Chairman, Board of Trustees. Bentley University (since 2005)

•        Board of Trustees Executive Committee and Corporate Treasurer, Hellenic College/Holy Cross School of Theology, including positions on the executive committee and corporate treasurer (since 2000)

•        Chairman Emeritus, The Learning Center for the Deaf (1995-2005)

•        Professional Director Certification, American College of Corporate Directors

•        National Association of Corporate Directors

Education:	• Bachelor’s degree in Accounting and Finance from Bentley University

Skills/ Qualifications:

In particular, Mr. Badavas’ key areas of skill/qualifications include, but are not limited to:

•        Client Industries—extensive experience in software, business and technology enabled services and venture capital

•        Leadership/Strategy—significant experience as a senior corporate executive in private and public companies, including tenure as chief executive officer, chief financial officer and chief operating officer

•        Finance, IT and Other Business Strategy and Enterprise Risk Management—prior experience as a CEO directing business strategy and as a CFO directing IT, financing and accounting, strategic alliances and human resources and evaluation of enterprise risk in such areas

•        Governance—extensive experience as an executive and director of private and public companies with governance matters

Thomas J. Fallon	Board Committee:	Independent:
	• Nominating	Yes

Mr. Fallon, aged 55, currently serves as Chief Executive Officer of Infinera Corporation (since 2010) and a member of Infinera’s board of directors (since 2009). He has served as a director on our Board of Directors since July 2014 and his term expires in 2018.

Infinera Corporation Experience:

•        President and Chief Executive Officer, Infinera Corporation (2010-Current)

•        Chief Operating Officer, Infinera Corporation (2006-2009)

•        Vice President of Engineering and Operations, Infinera Corporation (2004-2006)

Other Business Experience

•        Vice President, Corporate Quality and Development Operations of Cisco Systems, Inc. (2003-2004)

•        General Manager of Cisco Systems’ Optical Transport Business Unit, VP Operations, VP Supply, various executive positions (1991-2003)

Private Directorships:	• Piccaro, a leading provider of solutions to measure greenhouse gas concentrations, trace gases and stable isotopes (since 2010)

Other Experience:	• Member, Engineering Advisory Board of the University of Texas at Austin • Member, President’s Development Board University of Texas

Education:	• Bachelor’s degree in Mechanical Engineering from the University of Texas at Austin • Master’s degree in Business Administration from the University of Texas at Austin

Skills/ Qualifications:

In particular, Mr. Fallon’s key areas of skill/qualifications include, but are not limited to:

•        Client Industries—significant experience in venture capital and technology

•        Banking/Finance services—experience in finance and audit functions

•        Leadership/Strategy—extensive experience as a director and executive in both public and private companies

•        Enterprise Risk Management—experience in managing enterprise risk

•        Governance—experienced in both corporate governance and executive compensation for both public and private companies

Susanne D. Lyons	Board Committee:	Independent:
	• Compensation, Chair	Yes
• Nominating

Ms. Lyons, aged 59, is a retired senior executive who has held top marketing and general management roles at some of the largest financial services companies in America. She has served as a director on our Board of Directors since March 2015 and her term expires in 2017.

Prior Business Experience:

•        Chief Marketing Officer, VISA (USA) (2004-2007)

•        Various marketing and general management positions, including enterprise president of retail client service, Charles Schwab & Co., Inc. (1992-2001)

•        Chief Marketing Officer, Charles Schwab & Co., Inc. (2000-2001)

•        Senior positions in marketing, product development and business strategy, Fidelity Investments (1982-1992)

Private Directorships:	• U.S. Olympic Committee (since December 2010) • Wildcare, a non-for-profit organization (since 2008)

Prior Directorships:	• CNET Networks until its acquisition by CBS Corp. (2007-2008) • Gain Capital Holdings, Inc. (2008-2013)

Other Experience:	• Advisory Board, Marketo, Inc., a marketing automation software company (2008-2011)

Education:	• Bachelor’s degree in French from Vassar College • Master’s degree in Business Administration from Boston University

Skills/ Qualifications:

In particular, Ms. Lyon’s key areas of skill/qualifications include, but are not limited to:

•        Banking/Financial Services—held a variety of key executive and management positions at large global financial institutions, including 1940-Act regulated companies

•        Leadership/Strategy—extensive experience as a director and executive with broad operational experience in investments, finance, human resources, and marketing

•        Human Resources—expertise in Human Resources, including extensive experience in public company compensation governance

•        Governance—experienced executive and director for public companies, including extensive experience in public company compensation and governance

Executives

Our executive officers perform policy-making functions for us within the meaning of applicable SEC rules. They may also serve as officers of our other subsidiaries. There are no family relationships among our directors or executive officers.

The following information outlines the name and age of our executive officers (as of the date of this prospectus) and his or her principal occupation with the Company, followed by the biographical information of each of such executive officer:

Name	Age	Principal Occupation
Manuel A. Henriquez	52	Chairman and Chief Executive Officer
Mark R. Harris	46	Chief Financial Officer and Chief Accounting Officer
Scott Bluestein	38	Chief Investment Officer
Melanie Grace	47	General Counsel, Chief Compliance Officer and Secretary
Andrew Olson	33	Controller

Executive Biographies

Mr. Manuel A. Henriquez’ biography can be found under “Interested Director” above.

Mark Harris joined us in 2015 as Chief Financial Officer and Chief Accounting Officer. Mr. Harris has over 20 years of experience working with public companies, as well as the mezzanine and direct lending space. Mr. Harris oversees the financial and accounting functions of the Company.

Other Prior Experience

•        Chief Financial Officer, Asia Strategy and Senior Managing Director/Head of Asia, Avenue Capital, where he lead the Asia strategy (2007-2015)

•        Corporate Financial Controller, Hutchinson Capital (2004-2006)

•        Vice President of Finance, Vsource (2001-2004)

•        Manager, Global Capital Markets Group, PricewaterhouseCoopers (1995-2001)

Education/Other:

•        Master’s of Business Administration from the University of Chicago, Booth School of Business

•        Bachelor’s in Business Administration with an emphasis in Accounting from California Polytechnic State University, San Luis Obispo

•        Active Certified Public Accountant in California

•        Member, Foundation Board of California Polytechnic State University, San Luis Obispo

Scott Bluestein joined us in 2010 as Chief Credit Officer. He was promoted to Chief Investment Officer in 2014. Mr. Bluestein is responsible for managing the investment teams and investments made by the Company.

Other Prior Experience

•        Founder and Partner, Century Tree Capital Management (2009-2010)

•        Managing Director, Laurus-Valens Capital Management, an investment firm specializing in financing small and microcap growth-oriented businesses through debt and equity securities (2003-2010)

•        Member of Financial Institutions Coverage Group focused on Financial Technology, UBS Investment Bank (2000-2003)

Education/Other:	• Bachelor’s in Business Administration from Emory University

Melanie Grace joined us in 2015 as General Counsel, Chief Compliance Officer and Secretary. She has over 15 years of experience representing public and private companies in securities, compliance and transactional matters. Ms. Grace oversees the legal and compliance function for the Company and serves as secretary for the Company and select subsidiaries.

Other Prior Experience

•        Chief Legal Officer and Corporate Secretary, WHV Investments, Inc. where she also served as interim Chief Compliance Officer (2011-2015)

•        Member, Management, Operations and Proxy Committees, WHV Investments, Inc. (2013-2015)

•        Chair, Ethics Committee, WHV Investments, Inc. (2013-2015)

•        Chief Counsel, Corporate, NYSE Euronext (2005-2008)

•        Associate, Fenwick & West LLP (2000-2005)

Education/Other:

•        Bachelor’s and Master’s in History from the University of California, Riverside

•        Juris Doctor from Boston University School of Law

•        Member, State Bar of California

•        Designated Investment Adviser Certified Compliance Professional®

Andrew Olson joined us in 2014 as Corporate Controller. He has served as our Interim Chief Financial Officer (June 9, 2015 to August 1, 2015). Currently, Mr. Olson is our Vice President of Finance and Senior Controller and is responsible for financial and regulatory reporting, financial planning and analysis, and financial systems design and implementation.

Other Prior Experience

•        Senior Manager in Financial Services practice of PricewaterhouseCoopers, LLP San Francisco and Hong Kong where he developed extensive experience providing audit and consulting services to both regional and international institutions (2006-2014)

Education/Other:	• Bachelor’s in Business Economics from the University of California • Active Certified Public Accountant in California

Board of Directors

The number of directors is currently fixed at six directors.

Our Board of Directors is divided into three classes. Class I directors hold office for a term expiring at the annual meeting of stockholders to be held in 2017, Class II directors hold office for a term expiring at the annual meeting of stockholders to be held in 2018 and Class III directors hold office for a term expiring at the annual meeting of stockholders to be held in 2019. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Messrs. Woodward and Fallon’s terms expire in 2018, Messrs. Henriquez and Hoffman’s terms expire in 2019 and Mr. Badavas and Ms. Lyons’ terms expire in 2017. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

CORPORATE GOVERNANCE

Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board of Directors are kept informed of our business through discussions with our chairman and chief executive officer, our chief financial officer, our chief investment officer, our secretary, and our other officers and employees, and by reviewing materials provided to them and participating in meetings of our Board of Directors and its committees.

Because our Board of Directors is committed to strong and effective corporate governance, it regularly monitors our corporate governance policies and practices to ensure we meet or exceed the requirements of applicable laws, regulations and rules, and the NYSE’s listing standards. The Board of Directors has approved corporate governance guidelines that provide a framework for the operation of the Board of Directors and address key governance practices. The Board of Directors has adopted a number of policies to support our values and good corporate governance, including corporate governance guidelines, Board of Directors’ committee charters, insider trading policy, code of ethics, code of business conduct and ethics, and related person transaction approval policy.

During 2015, as part of its on-going review of our corporate governance policies, our Board of Directors undertook the following relating to our corporate governance practices:

•	reviewed our compliance manual and made changes, where required, with the approval of our Board of Directors; and

•

as a result of the ongoing plan to integrate our comprehensive compliance program, conducted training sessions in 2015 to remind employees of their obligations as employees and officers of a business development company and the specific policies and procedures that have been designed by us to reasonably ensure that the our employees are in compliance with federal securities laws and other laws.

Our Board of Directors will continue to review and update the corporate governance guidelines, corporate governance practices, and our corporate governance framework, including the potential expansion of the size of our Board of Directors.

Board Leadership Structure

Chairman and Chief Executive Officer

Our Board of Directors currently combines the role of chairman of the Board of Directors with the role of chief executive officer, coupled with a lead independent director position to further strengthen our governance structure. Our Board of Directors believes this provides an efficient and effective leadership model for our company. Combining the chairman and chief executive officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Since 2004, Mr. Henriquez has served as both chairman of the Board of Directors and as our chief executive officer. Mr. Henriquez is an interested director.

No single leadership model is right for all companies at all times. Our Board of Directors recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the Board of Directors, might be appropriate. Accordingly, our Board of Directors periodically reviews its leadership structure.

Moreover, our Board of Directors believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined chairman and chief executive officer. Specifically:

•	five of our six current directors are independent directors;

•	all of the members of our Audit Committee, Compensation Committee, and NCG Committee are independent directors;

•	our Board of Directors and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Henriquez and other members of management;

•	our Board of Directors and its committees regularly conduct meetings which specifically include Mr. Henriquez;

•

our Board of Directors and its committees remain in close contact with, and receive reports on various aspects of Hercules’s management and enterprise risk directly from our senior management and independent auditors.

Lead Independent Director

Our Board of Directors has instituted the lead independent director position to provide an additional measure of balance, ensure our Board of Directors’ independence, and enhance its ability to fulfill its management oversight responsibilities. Allyn C. Woodward, Jr. currently serves as our lead independent director. The lead independent director:

•	presides over all meetings of the independent directors at which our chairman is not present, including executive sessions of the independent directors;

•	has the authority to call meetings of the independent directors;

•	frequently consults with our chairman and chief executive officer about strategic policies;

•	provides our chairman and chief executive officer with input regarding Board of Directors meetings;

•	serves as a liaison between the chairman and chief executive officer and the independent directors; and

•	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined chairman and chief executive officer, coupled with a substantial majority of independent, experienced directors, including a lead independent director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for our company and is best for us and our stockholders at this time.

Board Oversight of Risk

While risk management is primarily the responsibility of our management team, our Board of Directors is responsible for oversight of the material risks faced by us at both the full board level and at the committee level.

Our Audit Committee has oversight responsibility not only for financial reporting with respect to our major financial exposures and the steps management has taken to monitor and control such exposures, but also for the effectiveness of management’s enterprise risk management process that monitors and manages key business risks facing our company. In addition to our Audit Committee, the other committees of our Board of Directors consider the risks within their areas of responsibility. For example, our Compensation Committee considers the risks that may be posed by our executive compensation program.

Management provides regular updates throughout the year to our Board of Directors regarding the management of the risks they oversee at each regular meeting of our Board of Directors. Also, our Board of Directors receives presentations throughout the year from various department and business group heads that include discussion of significant risks as necessary. Additionally, our full Board of Directors reviews our short and long-term strategies, including consideration of significant risks facing our business and their potential impact.

During 2015, in addition to unanimous written consents, the Board of Directors held the following meetings:

Type of Meeting	Number
Regular Meetings to address regular, quarterly business matters	4
Other Meetings to address business matters that arise between quarters	10

Each director makes a diligent effort to attend all Board of Directors and committee meetings, as well as our annual meeting of stockholders. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. Each of our then-serving directors attended our 2015 annual meeting of stockholders in person

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a NCG Committee. A brief description of each committee is included in this prospectus and the charters of the Audit, Compensation, and NCG Committees are available on the Investor Relations section of our website at http://investor.htgc.com/corporate-governance.cfm.

As of the date of this prospectus, the members of each of our Board of Directors committees are as follows (the names of the respective committee chairperson are bolded):

Audit	Compensation	Nominating and Governance
Robert Badavas Joseph Hoffman Allyn Woodward, Jr.	Susanne Lyons Allyn Woodward, Jr.	Joseph Hoffman Susanne Lyons Thomas Fallon

Each of our directors who sits on a committee satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Messrs. Badavas and Hoffman, Chairman and member of the Audit Committee, respectively, are each an “audit committee financial expert” as defined by applicable SEC rules.

Committee Governance

Each committee is governed by a charter that is approved by the Board of Directors, which sets forth each committee’s purpose and responsibilities. The Board of Directors reviews the committees’ charters, and each committee reviews its own charter, on at least an annual basis, to assess the charters’ content and sufficiency, with final approval of any proposed changes required by the full Board of Directors.

Committee Responsibilities and Meetings

The key oversight responsibilities of the Board of Directors committees, and the number of meetings held by each committee during 2015, are as follows:

Audit Committee	Number of meetings held in 2015: 5

•	Appointing, overseeing and replacing, if necessary, our independent auditor.

•	Overseeing the accounting and financial reporting processes and the integrity of the financial statements.

•	Establishing procedures for complaints relating to accounting, internal accounting controls or auditing matters.

•	Examining the independence qualifications of our auditors.

•	Assisting our Board of Directors’ oversight of our compliance with legal and regulatory requirements and enterprise risk management.

•

Assisting our Board of Directors in fulfilling its oversight responsibilities related to the systems of internal controls and disclosure controls which management has established regarding finance, accounting, and regulatory compliance.

•	Reviewing and recommending to the Board of Directors the valuation of the Company’s portfolio.

Compensation Committee	Number of meetings held in 2015: 7

•	Oversees our overall compensation strategies, plans, policies and programs.

•	The approval of director and executive compensation.

•	The assessment of compensation-related risks.

Nominating and Corporate Governance Committee	Number of meetings held in 2015: 2

•	Our general corporate governance practices, including review of our Corporate Governance Guidelines.

•	The annual performance evaluation of our Board of Directors and its committees.

•	The identification and nomination of director candidates.

•	Succession planning for management.

•

Criteria considered by the NCG Committee in evaluating qualifications of individuals for election as members of the Board of Directors consist of the independence and other applicable NYSE corporate governance requirements; the 1940 Act and all other applicable laws, rules, regulations and listing standards; and the criteria, polices and principles set forth in the NCG Committee charter.

•

Considers nominees properly recommended by a stockholder. Nominations for directors may be made by stockholders if notice is timely given and if the notice contains the information required in our Bylaws. Except as noted below, to be timely, proposals and nominations of stockholders must be delivered to our secretary no earlier than November 30, 2016 and not later than 5:00 p.m., Eastern Time, on December 30, 2016. Proposals must comply with the other requirements contained in our Bylaws, including supporting documentation and other information.

Director Independence

The NYSE’s listing standards and Section 2(a)(19) of the 1940 Act require that a majority of our Board of Directors and every member of our Audit, Compensation, and NCG Committees are “independent.” Under the NYSE’s listing standards and our corporate governance guidelines, no director will be considered to be independent unless and until our Board of Directors affirmatively determines that such director has no direct or indirect material relationship with our company or our management. Our Board of Directors reviews the independence of its members annually.

In determining that Ms. Lyons and Messrs. Badavas, Woodward, Fallon and Hoffman are independent, our Board of Directors, through the NCG Committee, considered the financial services, commercial, family and other relationships between each director and his or her immediate family members or affiliated entities, on the one hand, and Hercules and its subsidiaries, on the other hand.

Communication with the Board

We believe that communications between our Board of Directors, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about Hercules are encouraged to contact our Investor Relations department at (650) 289-3060. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to Hercules Capital, Inc., c/o Melanie Grace, Secretary, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. All stockholder communications received in this manner will be delivered to one or more members of our Board of Directors.

Mr. Woodward currently serves as the lead independent director, and he presides over executive sessions of the independent directors. Parties may communicate directly with Mr. Woodward by sending their communications to Hercules Capital, Inc., c/o Melanie Grace, Secretary at the above address. All communications received in this manner will be delivered to Mr. Woodward.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or our code of ethics, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to Melanie Grace, Secretary. The communication will be forwarded to the chair of our Audit Committee if our secretary determines that the matter has been submitted in conformity with our whistleblower procedures or otherwise determines that the communication should be so directed.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct and Ethics

Our code of business conduct and ethics requires that our directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of Hercules. Pursuant to our code of business conduct and ethics, which is available on our website at http://investor.htgc.com/corporate-governance.cfm, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by our Board of Directors.

Availability of Corporate Governance Documents

To learn more about our corporate governance and to view our corporate governance guidelines, code of business conduct and ethics, and the charters of our Audit Committee, Compensation Committee, and NCG Committee, please visit the Investor Relations page of our website at http://investor.htgc.com/corporate-governance.cfm, under “Corporate Governance.” Copies of these documents are also available in print free of charge by writing to Hercules Capital, Inc., c/o Melanie Grace, secretary, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Compensation Committee Interlocks and Insider Participation

All members of our Compensation Committee are independent directors and none of the members are present or past employees of the Company. No member of our Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act; or (ii) is an executive officer of another entity, at which one of our executive officers serves on our Board of Directors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation and Discussion Analysis discusses our 2015 executive compensation program, as it relates to the following executive officers:

Manuel A. Henriquez	Chairman of the Board of Directors and Chief Executive Officer (“CEO”)
Mark R. Harris	Chief Financial Officer (“CFO”)
Scott Bluestein	Chief Investment Officer
Melanie Grace	General Counsel, Chief Compliance Officer and Secretary
Andrew Olson	Controller
Jessica Baron	Former Chief Financial Officer[1]

1	Ms. Baron separated from employment with the Company on June 9, 2015.

We refer to Messrs. Henriquez, Harris, Bluestein and Olson and Ms. Grace as our “named executive officers,” or “NEOs” and Ms. Baron as our “former NEO”.

Executive Summary

Under the oversight of our Compensation Committee, the Company’s executive compensation program is designed to attract, incent and retain talented individuals who are critical to our continued success and our corporate growth and who will deliver sustained strong performance over the longer term. Our executive compensation program is designed to motivate the Company’s executive officers to maintain the financial strength of the Company while avoiding any inappropriate focus on short-term profits that would impede the Company’s long-term growth and encourage excessive risk-taking.

For 2015, the Company continued to review and enhance our compensation practices in accordance with our executive compensation philosophy with respect to company performance on a five-year period from 2011 to 2015 and relative peer performance on the one and three-year and occasionally five-year periods (the “Performance Periods”). (See “Compensation Philosophy and Objectives” below). The Company’s incentive compensation practices are significantly limited by the requirements imposed on us as an internally managed business development company pursuant to the 1940 Act. (See “Limitations Imposed by the 1940 Act Relating to Implementation of Non-Equity Incentive Plans” below). The Company believes that compensation paid to our NEOs for 2015 was commensurate with the Company’s overall absolute performance as well as our performance relative to peers during the relevant Performance Periods. As discussed further below, our NEOs were compensated to reflect the Company’s performance during the relevant Performance Periods (See “Performance Highlights and Assessment of Company Performance” below) as well as individual performance.

In addition to key factors involved in the 2015 decisions made by the Compensation Committee, we also discuss changes to our executive officer compensation program (See “2016 Changes to Executive Compensation” below). For example, we have enhanced and expanded the scope of our clawback policy to include all Section 16 officers, not only the CEO and CFO pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (See “Clawback Policy” below).

Further information relating to our financial performance during 2015 is provided in our annual report on Form 10-K for the fiscal year ending December 31, 2015. You are encouraged to read our 2015 annual report on Form 10-K.

Compensation Philosophy and Objectives

As an internally managed business development company, the Company’s compensation program is designed to encourage the NEOs to think and act like stockholders. The structure of the NEOs’ compensation program is designed to encourage and reward the following factors, among other things:

•	sourcing and pursuing attractively priced investment opportunities to venture-backed companies;

•	achieving the Company’s dividend objectives (which focus on stability and potential growth);

•	maintaining credit quality, monitoring financial performance and ultimately managing a successful exit of the Company’s investment portfolio;

•	providing compensation and incentives necessary to attract, motivate and retain key executives critical to our continued success and growth;

•	focusing management behavior and decision-making on goals that are consistent with the overall strategy of the business;

•	ensuring a linkage between NEO compensation and individual contributions to our performance; and

•	risk management.

We believe that our continued success during 2015 was attributable to our ability to attract, motivate and retain the Company’s outstanding executive team through the use of both short- and long-term incentive compensation programs, especially in a difficult business environment and against strong competition for top-quality executive talent in the venture debt industry.

The Company’s compensation objectives are achieved through its executive compensation program, which for 2015 consisted of the following:

ELEMENTS OF EXECUTIVE COMPENSATION
Compensation Element	Form of Compensation	Compensation Objective
Annual Base Salary	Cash paid on a regular basis throughout the year	Provide a level of fixed income that is competitive to allow the Company to retain and attract executive talent

Annual Cash Bonus Awards	Cash awards paid on an annual basis following year-end	Reward NEOs who contribute to our financial performance and strategic success during the year, and reward individual achievements

Long-Term Equity Incentive Awards	Equity incentive awards vest 1/3 on a one-year cliff with remaining 2/3 vesting quarterly over two years based on continued employment with the Company	Reward NEOs who contribute to our success through the creation of shareholder value and to provide meaningful retention incentives, and reward individual achievements

The compensation program is designed to reflect best practices in executive compensation:

2015 GOVERNANCE “BEST PRACTICES” HIGHLIGHTS OF EXECUTIVE COMPENSATION

No employment agreements for NEOs.	No cash severance payments.

No guaranteed retirement benefits.	No executive perquisite allowances beyond the benefit programs offered to all employees.

No tax gross ups for NEOs.	No repricing of stock options without stockholder approval, as required under applicable NYSE rules (and subject to other requirements under the 1940 Act).

Maintain stock ownership guidelines for NEOs to own at least two times his or her salary.	Routinely engage an independent compensation consultant to review NEO compensation.

Clawback policy for CEO and CFO pursuant to Section 304 of Sarbanes-Oxley of 2002.	No change in control benefits.

No pension.

Executive Compensation Governance

The Company’s executive compensation program is supported by strong corporate governance and Board-level oversight. The Compensation Committee provides primary oversight of our compensation programs, including the design and administration of executive compensation plans, assessment and setting of corporate performance, as well as individual performance, metrics, and the approval of executive compensation. In addition, the Compensation Committee retains an independent compensation consultant, and where appropriate, discusses compensation-related matters with our CEO, as it relates to the other NEOs. The Compensation Committee developed our 2015 compensation program, and the compensation paid to our NEOs during and in respect of 2015 was approved by the Compensation Committee as well as all of our independent directors.

•

Role of Compensation Committee: The Compensation Committee is comprised entirely of independent directors who are also non-employee directors as defined in Rule 16b-3 under the Exchange Act, independent directors as defined by the NYSE rules, and are not “interested persons” of the Company, as defined by Section 2(a)(19) of the 1940 Act. Ms. Lyons and Mr. Woodward comprise the Compensation Committee. Ms. Lyons chairs the Compensation Committee.

The Compensation Committee operates pursuant to a charter that sets forth its mission, specific goals and responsibilities. A key component of the Compensation Committee’s goals and responsibilities is to evaluate, approve and/or make recommendations to our Board of Directors regarding the compensation of our NEOs, and to review their performance relative to their compensation to assure that they are compensated in a manner consistent with the compensation philosophy discussed above. In addition, the Compensation Committee evaluates and makes recommendations to our Board of Directors regarding the compensation of the directors for their services. Annually, the Compensation Committee:

•	evaluates our CEO’s performance,

•	reviews our CEO’s evaluation of the other NEOs’ performance,

•	determines and approves the compensation paid to our CEO, and

•	with input from our CEO, reviews and approves the compensation of the other NEOs.

The Compensation Committee periodically reviews our compensation programs and equity incentive plans to ensure that such programs and plans are consistent with our corporate objectives and appropriately align our NEOs’ interests with those of our stockholders. The Compensation Committee also administers our stock incentive program. The Compensation Committee may not delegate its responsibilities discussed above.

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Role of Compensation Consultant: The Compensation Committee has engaged Frederic W. Cook & Co., Inc., or F.W. Cook, as an independent outside compensation consultant to assist the Compensation Committee and provide advice on a variety of compensation matters relating to CEO compensation, compensation paid to our other NEOs, peer group selection, compensation program design, market and industry compensation trends, director compensation levels and regulatory developments. F.W. Cook was hired by and reports directly to the Compensation Committee. Our compensation consultant does not provide any other services to the Company. The Compensation Committee has assessed the independence of F.W. Cook pursuant to the NYSE rules, and it has been concluded that the consultant’s work for the Compensation Committee does not raise any conflict of interest.

•

Role of Chief Executive Officer: From time to time and at the Compensation Committee’s request, our CEO will attend the Compensation Committee’s meetings to discuss the Company’s performance and compensation-related matters. Our CEO does not attend executive sessions of the Compensation Committee, unless invited by the Compensation Committee. While our CEO does not participate in any deliberations relating to his own compensation, our CEO reviews on at least an annual basis the performance of each of the other NEOs and other executive officers. Based on these performance reviews and the Company’s overall absolute and relative performance, our CEO makes recommendations to the Compensation Committee on any changes to base salaries, annual bonuses and equity awards. The Compensation Committee considers the recommendations submitted by our CEO, as well as data and analysis provided by management and F.W. Cook, but retains full discretion to approve and/or recommend for Board approval all executive and director compensation.

Competitive Benchmarking Against Peers

To determine the competitiveness of executive compensation levels, the Compensation Committee analyzes a group of internally and externally managed business development companies as set forth below (the “Peer Group”). However, the Compensation Committee does not specifically benchmark the compensation of our NEOs against that paid by other companies. Moreover, many of these entities do not publicly report the compensation of their executive officers nor do they typically report publicly information on their corporate performance. While various salary surveys from other private sources may become available to the Company with regard to these private entities, the Company believes that, among other reasons, without accurate, publicly disclosed information that would serve as benchmarks, it is not appropriate for the Company to set formal benchmarking procedures.

During 2015, the Compensation Committee, based on the advice of F.W. Cook, reviewed the peer group used in connection with prior compensation decisions. Based on this review, and the advice of F.W. Cook, the Compensation Committee updated our Peer Group to better align it to our business. Our Peer Group was used as a factor in determining the annual cash bonus awards made with respect to 2015 (but paid in 2016), along with the various performance metrics outlined below under “Performance Highlights and Assessment of Company Performance,” as well as the further considerations further described below under “Annual Cash Bonus Awards”. We emphasize that the list below is not one of exact peers. There are few internally managed business development companies and none of them are directly comparable to the Company in business strategies, assets under management, typical investment size and market capitalization. Items reviewed, among others, were certain corporate and executive performance measures established to achieve total returns for stockholders and our expense “efficiency ratio” compared to other business development companies in our Peer Group (which is calculated by taking total general and administrative expenses and dividing it by the company’s total revenue).

HERCULES PEER GROUP
Internally Managed BDCs	Externally Managed BDCs
American Capital	Apollo Investment	Ares Capital
KCAP Financial	BlackRock Kelso Capital	Fifth Street Finance
Main Street Capital	FS Investment Corporation	Goldman Sachs BDC
Triangle Capital	Golub Capital BDC	Medley Capital
	New Mountain Finance	PennantPark Investment
	Prospect Capital	Solar Capital
	TCP Capital	THL Credit
	TICC Capital	TPG Specialty

The items taken into account by the Compensation Committee in relation to other internally managed business development companies include, but are not limited to, base compensation, bonus compensation, restricted stock awards, and other compensation. In relation to externally managed business development companies, fees charged, including the base management fee (1.375% to 2.00%), administration fee (if applicable), incentive fee (17.5% to 20.0%) and capital gains fee (17.50% to 20.0%), are also taken into consideration.

Limitations Imposed by the 1940 Act Relating to Implementation of Non-Equity Incentive Plans

We are an internally-managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements, including the 1940 Act Requirements. The 1940 Act Requirements provide that the Company may maintain either an equity incentive plan or a “profit sharing plan”. A “profit sharing plan” as defined under the 1940 Act is any written or oral plan, contract, authorization or arrangement, or any practice, understanding or undertaking whereby amounts payable under the compensation plan are dependent upon or related to the profits of the company. The SEC has stated that compensation plans possess profit-sharing characteristics if an investment company is obligated to make payments under such a plan based on the level of income, realized gains or loss on investments or unrealized appreciation or depreciation of assets of such investment company.

The Company believes that equity incentives strongly align the interests of our stockholders with our NEOs, and, accordingly, an equity incentive plan was adopted in 2004. Since the Company has adopted the 2004 equity incentive plan (the “Equity Plan”), the 1940 Act Requirements prohibit us from also implementing a “profit sharing plan”.

Why is this important to the Company’s executive compensation? The 1940 Act Requirements that restrict the Company to sponsoring either an equity incentive plan or a “profit sharing plan” limit the Company’s use of formulas or non-discretionary objective performance goals or criteria in its incentive plans. This means that the Compensation Committee is not permitted to use a nondiscretionary formulaic application of any performance criteria for corporate and individual goals to determine compensation. Rather, the Compensation Committee must take into consideration all factors and use its discretion to determine the appropriate amount of compensation for our NEOs. The Compensation Committee’s objective is to work within this regulatory framework to maintain and motivate pay-for-performance alignment, to establish appropriate compensation levels relative to our Peer Group and to implement compensation best practices.

2015 Advisory Vote on Executive Compensation

At our 2015 annual meeting of stockholders, our advisory vote on say-on-pay received support from our stockholders (approximately 58.8% of votes cast). In response to our 2014 and 2015 say-on-pay votes, the Company made certain structural changes to its compensation program. Please see “2016 Changes to Executive Compensation” below.

The Company believes that the continuing dialogue with our stockholders on company performance, compensation and other governance matters is important. In advance of our 2016 annual meeting of stockholders, management engaged in numerous direct dialogues with our largest institutional stockholders, as well as a number of other institutional shareholders, to gain broad-based and/or specific insights into the Company’s overall performance, operating expenses, including executive compensation and corporate governance practices. In addition, we invited each of our institutional stockholders holding more than 1% of the Company’s stock to speak directly with management specifically on executive compensation and corporate governance practices.

The Company anticipates continuing our stockholder engagement efforts following the 2016 annual meeting and in advance of our future annual meetings.

Performance Highlights and Assessment of Company Performance

In determining the compensation for our NEOs, the Compensation Committee evaluates our performance relative to our Peer Group (See “Competitive Benchmarking Against Peers” above), as well as Company-specific absolute performance factors over the relevant Performance Periods. In 2015, relative and company-specific factors included:

	Metric	Performance Period Outcomes
		2015	2014	2013	2012	2011
Key Performance Indicators	Total of New Fundings (in $ millions)	712.3	621.3	500.7	554.9	449.9
	Total Investments at Cost (in $ millions)	1,252.3	1,035.3	906.3	914.3	656.5
	Net Interest Margin (in $ million)	120.2	108.1	104.6	73.8	64.0

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Total New Fundings: Debt and equity fundings grew from $449.9 million in 2011 to $712.3 million in 2015 or a CAGR of 12.2%, as we continue to expand our origination team, increase our market share and organically grow our business via a record funding year for Hercules.

•

Total Investments: Total investments increased to $1,252.3 million in 2015 from $656.5 million in 2011, a CAGR of 14.9% due to record new fundings, combined with the monetization of our warrants and equity positions.

•	Net Interest Margin: We continue to grow our net interest margin due to strong portfolio growth and effectively managing our weighted average cost of debt.

	Metric	Performance Period Outcomes
		2015	2014	2013	2012	2011
Execution Across Performance Metrics	Liquidity Levels (in $ millions)	195.2	377.1	373.4	288.0	184.3
	Available Unfunded Commitments (in $ millions)(1)	75.4	147.7	69.1	19.3	76.1
	Cumulative Net Realized Losses (in $ millions)	6.9	12.0	32.1	47.0	50.1
	Dividend Yield (%)(2)	10.2	8.3	6.8	8.5	9.3

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Liquidity Levels: The use of our credit facilities has been an integral component of our treasury management as we minimize our cash drag on our assets via the use of our warehouse facilities. These facilities have a low interest cost and allow us to build up our asset base for future offerings at competitive rates.

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Available Unfunded Commitments: We have done an outstanding job on managing our Available Unfunded Commitments. Our Available Unfunded Commitments was 6.5% of our loan portfolio at the end of 2015, where as in 2014 it was 15.5%.

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Cumulative Net Realized Losses: We continue to demonstrate strong credit management and nothing shows this more than our cumulative net loan losses, where we finished in 2015 at $6.9 million on commitments of $5.7 billion. In 2011, our cumulative net realized losses were $50.1 million since inception, demonstrating our ability to manage our portfolio effectively over the last 5 years.

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Dividend Yield: We saw our Dividend Yield grow to 10.2% at the end of 2015, which is above our target of 6% and 8%. We believe that our continued strong performance will be recognized and our Dividend Yields will adjust to the range we believe is representative of our stock price.

(1)	Available unfunded commitments represent unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.
(2)	Dividend Yield: Dividend Yield is a financial ratio that indicates the amount of dividends paid by the Company relative to its share price and is calculated as annual dividends per share divided by price per share as of measurement date. Dividend yield does not reflect a return of capital to the Company’s stockholders.

	Metric	Performance Period Outcomes
		2015		2014		2013
		HTGC	Peer Group(1)	HTGC	Peer Group	HTGC	Peer Group
Superior Relative Performance	Return on Average Assets (ROAA) excl. Cash	6.4%	6.0%	7.2%	6.3%	7.7%	6.6%
	Return on Average Equity (ROAE)	10.7%	10.5%	11.2%	10.1%	12.5%	10.2%
	Net Interest Margin % (NIM)	9.5%	9.5%	9.0%	9.5%	9.2%	10.2%
		Performance Period Outcomes
		1-Year		3-Year		5-Year
		HTGC	Peer Group	HTGC	Peer Group	HTGC	Peer Group
	Total Shareholder Return (TSR)(2)	-9.7%	-2.1%	41.8%	-0.2%	70.0%	26.2%

•	2015 Return on Average Assets (excl. cash): We exceeded the performance of 70% of our Peer Group by generating a 6.4% return on average assets (excl. cash).

•	2015 Return on Average Equity: We generated a 10.7% return on average equity, outperforming 55% of our Peer Group, while maintaining less leverage in relation to our peers.

•	Net Interest Margin: We improved net interest margin by 300 basis points from 2013 to 2015, in contrast to a 700 basis point decline in the median net interest margin of the Peer Group.

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Three-Year and Five-Year Average Total Shareholder Return: We outperformed the majority of our Peer Group by generating an average total shareholder return of 41.8% compared to the peer group median of -0.2% over three years and 70.0% over 5 years compared to the peer group median of 26.2%.

(1)	Peer Group is defined in “Competitive Benchmarking Against Peers.”
(2)	Total Shareholder Return: Total Shareholder Return is a measure of shareholder performance over time and is calculated as the share price at the beginning of the performance period minus the share price at the end of such performance period plus dividends divided by the share price at the beginning of the performance period.

Assessment of Company Performance

In determining annual compensation for our NEOs, the Compensation Committee analyzes and evaluates the individual achievements and performance of our NEOs as well as the overall relative and absolute operating performance and achievements of the Company. We believe that the alignment of (i) our business plan, (ii) stockholder expectations and (iii) our employee compensation is essential to long-term business success and the interests of our stockholders and employees and to our ability to attract and retain executive talent, especially in a competitive environment for top-quality executive talent in the venture debt industry. Our business plan involves taking on credit risk over an extended period of time, and a premium is placed on our ability to maintain stability and growth of NAVs as well as continuity of earnings growth to pass through to stockholders in the form of recurring distributions over the long term. Our strategy is to generate income and capital gains from our investments in the debt with warrant securities, and to a lesser extent direct equity, of our portfolio companies. This income supports the anticipated payment of distributions to our stockholders. Therefore, a key element of our return to stockholders is current income through the payment of distributions. This recurring payout requires a methodical asset acquisition analyses as well as highly active monitoring and management of our investment portfolio over time. To accomplish these functions, our business requires implementation and oversight by management and key employees with highly specialized skills and experience in the venture debt industry. A substantial part of our employee base is dedicated to the generation of new investment opportunities to allow us to sustain distributions and to the maintenance of asset values in our portfolio. In addition to the performance factors above, the Company considered the following Company-specific performance factors over the relevant Performance Periods: overall credit performance, performance against annual gross funding goals, overall yields, efficiency ratios, total and net investment income and realized and unrealized gains and losses.

Elements of Executive Compensation and 2015 Compensation Determinations

Base Salary

We believe that base salaries are a fundamental element of our compensation program. The Compensation Committee establishes base salaries for each NEO to reflect (i) the scope of the NEO’s industry experience, knowledge and qualifications, (ii) the NEO’s position and responsibilities and contributions to our business growth and (iii) salary levels and pay practices of those companies with whom we compete for executive talent.

The Compensation Committee considers base salary levels at least annually as part of its review of the performance of NEOs and from time to time upon a promotion or other change in job responsibilities. During its review of base salaries for our executives, the Compensation Committee primarily considers: individual performance of the executive, including leadership and execution of strategic initiatives and the accomplishment of business results for our company; market data provided by our compensation consultant; our NEOs total compensation, both individually and relative to our other NEOs; and for NEOs other than the CEO, the base salary recommendations of our CEO. Mr. Olson’s base salary was increased to $186,250 effective June 1, 2015, reflecting a $45,000 increase. Such increase was related to Mr. Olson’s assumption of additional responsibilities as well as service as Interim CFO after Jessica Baron left the Company.

NEO	2015 Base Salary(1)
Manuel Henriquez	$779,762
Mark Harris	$166,667
Scott Bluestein	$420,000
Melanie Grace	$79,167
Andrew Olson	$186,250

(1)	Mr. Harris became employed by the Company on August 3, 2015. The base salary amount reported above reflects the base salary paid to Mr. Harris between August 3, 2015 and December 31, 2015. Ms. Grace became employed by the Company on September 17, 2015. The base salary amount reported above reflects the base salary paid to Ms. Grace between September 17, 2015 and December 31, 2015.

Annual Cash Bonus Awards

The Compensation Committee, together with input from our CEO, developed a specific bonus pool for the 2015 operating year to be available for our annual cash bonus program. The amount determined to be available for our annual cash program was dependent upon many factors, including those outlined previously under “Performance Highlights and Assessment of Company Performance.”

The Compensation Committee designs our annual cash bonuses to motivate our NEOs to achieve financial and non-financial objectives consistent with our operating plan. The Compensation Committee generally targets cash bonuses to 50% to 100% of an NEO’s base salary; however, such bonus amounts may exceed these targets in the event of exceptional company and individual performance.

The Compensation Committee retains complete discretion in the sizing and awarding of cash bonuses for each NEO to ensure that individual bonus determinations appropriately balance the interests of our stockholders, while rewarding an NEO’s contributions to our performance. Accordingly, should actual company and NEO performance exceed expectations the Compensation Committee may adjust individual cash bonuses to take such superior performance into account. Conversely, if company and NEO performance is below expectations, the Compensation Committee will consider such performance in determining the NEO’s actual cash bonus.

In evaluating the performance of our NEOs to arrive at their 2015 cash bonus awards, the Compensation Committee considered the performance factor achievements discussed above under “Performance Highlights and Assessment of Company Performance,” and the Compensation Committee specifically compared our performance and the returns of our stockholders against the performance and shareholder returns of other business development companies.

When sizing our cash bonus pool and allocating bonus awards, the total compensation paid to our NEOs and other employees is evaluated against the expense ratios of other business development companies. With respect to 2015, company-wide compensation expense as a percentage of average assets among the peers in the Peer Group was considered. For the fiscal year ended December 31, 2015, the ratio of our compensation expense divided by total revenue was below the median of the our Peer Group.

Based on the foregoing considerations and analysis, and after due deliberation, the Compensation Committee awarded our current NEOs the following annual cash bonuses with respect to 2015.

NEO	2015 Cash Bonus Award(1)
Manuel Henriquez	$1,000,000
Mark Harris	$200,000
Scott Bluestein	$525,000
Melanie Grace	$50,000
Andrew Olson	$195,000

(1)	Mr. Harris’ and Ms. Grace’s 2015 bonuses were paid on a prorated basis due to their August 3, 2015 and September 17, 2015 employment dates, respectively.

Long-Term Equity Incentive Compensation

2004 Equity Incentive Plan

Our long-term equity incentive compensation is designed to develop a strong linkage between pay and our strategic goals and performance, as well as to align the interests of our NEOs, and other executives and key employees, with those of our stockholders by awarding long-term equity incentives in the form of stock options and restricted stock. These awards are made pursuant to our Equity Plan, which permits both options and restricted stock awards.

We believe that annual restricted stock awards to our NEOs are a critical part of our compensation program as they allow us to:

•	align our business plan, stockholder interests and employee concerns,

•	manage dilution associated with equity-based compensation,

•	match the return expectations of the business more closely with our equity-based compensation plan, and

•	retain key management talent.

We believe that restricted stock motivates performance that is more consistent with the type of return expectations that we have established for our stockholders. Accordingly, the Company awards restricted stock award grants to our NEOs. These awards, if granted, typically vest over three (3) years.

Grant Practices for Executive Officers

In 2015, the Compensation Committee and all independent directors of the Board of Directors approved restricted stock awards to executive officers and all newly-hired executive officers. Annual equity compensation grants to executive officers have typically been granted in the first quarter of the year. The Company does not grant stock options to executive officers. As a result, there were no option grants to our NEOs in 2015.

Restricted Stock Awards

In January 2016, the Compensation Committee assessed each current NEO’s individual performance for 2015, our overall company performance in 2015 (including the performance factors detailed above under “Performance Highlights and Assessment of Company Performance” and “Annual Cash Bonus Awards”) and the levels of equity compensation paid by other companies with whom we compete for executive talent. Based on this assessment, the Compensation Committee determined that the following restricted stock awards be made to our current NEOs with respect to 2015, in the amounts and on the dates set forth below to reward them for services performed in 2015. These restricted stock awards vest as to one-third of the shares underlying the awards on the first anniversary of the grant date, and they vest as to the remaining shares in equal quarterly installments over the next two years.

NEO	Grant Date	Restricted Stock Awards	Fair Value of Restricted Stock Awards(1)
Manuel Henriquez	1/10/2016	333,500	$4,005,335
Scott Bluestein	1/10/2016	104,000	$1,249,040
Mark Harris	1/10/2016	33,000	$396,330
Melanie Grace	1/10/2016	9,400	$112,894
Andrew Olson	1/10/2016	6,000	$72,060

(1)	Based on the closing price per share of our common stock of $12.01 on January 8, 2016.

Other Elements of Compensation

•	Severance: No NEO or employee of the Company has a written severance agreement or other arrangement providing for payments or benefits upon a termination of employment.

•

Benefits and Perquisites: Our NEOs receive the same benefits and perquisites as other full-time employees. Our benefits program is designed to provide competitive benefits and is not based on performance. Our NEOs and other full-time employees receive health and welfare benefits, which consist of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan. During 2015, our 401(k) plan provided for a match of contributions by the company for up to $18,000 per full-time employee. Other than the benefits set forth immediately above, our NEOs are not entitled to any other benefits or perquisites.

•

Potential Payments Upon Termination or Change of Control: No NEO or employee of the Company has a written employment agreement, or other agreement, providing for payments or other benefits in connection with a change of control of the Company. Further, no NEO or any other employee is entitled to any tax gross-up payments.

Pay-for-Performance Alignment

The Company believes that there exists an alignment between the compensation of our NEOs and our performance over the relevant Performance Periods. As noted above, a broad range of individual performance factors and company performance factors are analyzed each year, including total shareholder return and relative performance to our Peer Group. The objective in analyzing these key performance factors is to align NEO compensation to our performance relative to our Peer Group and our absolute corporate performance.

Finally, in measuring our relative performance for 2015 compensation decisions, the Compensation Committee considered several factors against our Peer Group, including return on average assets, return on average equity, net interest margin and total shareholder return.

The Company’s annual bonus and equity awards constitute an effective mix of short- and long-term compensation components and reflect key measures of our performance and the returns enjoyed by our stockholders. Consistent with our pay-for-performance philosophy, the Compensation Committee will make future compensation decisions taking into account our absolute and relative performance, and, if our future performance were to fall significantly below our peers, the Compensation Committee would consider adjusting NEO compensation prospectively.

Total Compensation Expense Relative to other Internally Managed BDCs

In determining annual bonus awards, the total compensation paid to our NEOs and other employees against the expense ratios of other internally managed business development companies was considered.

Internal Pay Equity Analysis

Our compensation program is designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, the Company believes it is important to compare compensation paid to each NEO not only with compensation in our comparative group companies, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.

As part of the Compensation Committee’s review, we made a comparison of our CEO’s total compensation paid for the year ending December 31, 2015 against that paid to our other NEOs during the same year. Upon review, the Compensation Committee determined that our CEO’s compensation relative to that of our other NEOs was appropriate because of his level and scope of responsibilities, expertise and performance history, and other factors deemed relevant by the Compensation Committee. The Compensation Committee also reviewed the mix of the individual elements of compensation paid to our NEOs for this period, the individual performance of each NEO and any changes in responsibilities of the NEO.

Stock Ownership Guidelines

The Company maintains stock ownership guidelines, which are outlined in our corporate governance guidelines, because we believe that material stock ownership by our executives plays a role in effectively aligning the interests of these employees with those of our stockholders and strongly motivates our executives to build long-term shareholder value. Pursuant to our stock ownership guidelines, each member of senior management is required to beneficially own at least two times the individual’s annual salary in Company common stock, based on market value, within three years of joining the Company. Our Board of Directors may make exceptions to this requirement based on particular circumstances; however, no exceptions have been made for our current NEOs. Messrs. Henriquez and Bluestein have met their minimum guidelines as of April 15, 2016.

Tax and Accounting Matters

Stock-Based Compensation. We account for stock-based compensation, including options and shares of restricted stock granted pursuant to our Equity Plan and 2006 Non-Employee Director Plan in accordance with the requirements of FASB ASC Topic 718. Under the FASB ASC Topic 718, we estimate the fair value of our option awards at the date of grant using the Black-Scholes-Merton option-pricing model, which requires the use of certain subjective assumptions. The most significant of these assumptions are our estimates on the expected term, volatility and forfeiture rates of the awards. Forfeitures are not estimated due to our limited history but are reversed in the period in which forfeiture occurs. As required under the accounting rules, we review our valuation assumptions at each grant date and, as a result, are likely to change our valuation assumptions used to value stock-based awards granted in future periods. We estimate the fair value of our restricted stock awards based on the grant date market closing price.

Deductibility of Executive Compensation. When analyzing both total compensation and individual elements of compensation paid to our NEOs, the Company considers the income tax consequences to the Company of its compensation policies and procedures. In particular, the Company considers Section 162(m) of the Code, which limits the deductibility of non-performance-based compensation paid to certain of the NEOs to $1,000,000 per affected NEO. The Compensation Committee intends to balance its objective of providing compensation to our NEOs that is fair, reasonable, and competitive with the Company’s ability to claim compensation expense deductions. Our Board of Directors believes that the best interests of the Company and our stockholders are served by executive compensation programs that encourage and promote our principal compensation philosophy, enhancement of shareholder value, and permit the Compensation Committee to exercise discretion in the design and implementation of compensation packages. Accordingly, we may from time to time pay compensation to our NEOs that may not be fully tax deductible, including certain bonuses and restricted stock. Stock options granted under our stock plan are intended to qualify as performance-based compensation under Section 162(m) of the Code. The Company will continue to review its executive compensation plans periodically to determine what changes, if any, should be made as a result of any deduction limitations.

Clawback Policy

The Company has a clawback policy pursuant to Section 304 of the Sarbanes-Oxley Act. Section 304 of Sarbanes-Oxley Act requires our CEO and CFO to reimburse the Company for certain compensation and stock sale profits received if the Company is required to restate financial statements due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws. Beginning in 2016, the Company has expanded this policy to include all Section 16 officers and made other changes to the policy as well (See “2016 Changes to Executive Compensation, below).

2016 Changes to Executive Compensation

In response to our 2014 and 2015 say-on-pay votes, the Compensation Committee consulted with our compensation consultant, F.W. Cook, to revise the Company’s 2016 executive compensation in order to alleviate stockholder concerns and more directly align all elements of NEO compensation to individual performance. The following changes will be implemented for 2016:

•	Clawback Policy for Section 16 Officers

With respect to the Company’s clawback policy, beginning in 2016, the Company has

•	broadened its clawback policy to apply to all Section 16 officers; and

•	broadened the scope of its clawback policy beyond financial restatements.

Pursuant to this expanded clawback policy, for payments that are predicated on financial results augmented by fraud, embezzlement, gross negligence or deliberate disregard of applicable rules resulting in significant monetary loss, damage or injury to the Company (“Excess Compensation”), the Compensation Committee has the authority to seek repayment of any Excess Compensation, including:

•	cancellation of unvested, unexercised or unreleased equity incentive awards; and

•	repayment of any compensation earned on previously exercised or released equity incentive awards whether or not such activity resulted in a financial restatement. The Compensation Committee will have sole discretion under this policy, consistent with any applicable statutory requirements, to seek reimbursement of any Excess Compensation paid or received by the Section 16 officer or director for up to a 12-month period prior to the date of the Compensation Committee action to require reimbursement of the Excess Compensation. Any clawback of Excess Compensation must be based upon fraud adjudicated by a court of competent jurisdiction or a financial restatement. Further, following a restatement of our financial statements, we will recover any compensation received by the CEO and CFO that is required to be recovered by Section 304 of the Sarbanes-Oxley Act.

For purposes of this policy, Excess Compensation will be measured as the positive difference, if any, between the compensation earned by a Section 16 officer or director and the compensation that would have been earned by the Section 16 officer or director had the fraud, embezzlement, gross negligence or deliberate disregard of applicable rules resulting from significant monetary loss, damage or injury to the Company not occurred.

•	Corporate Goals (50% of Executive Officer Incentive Compensation)

For 2016, the Compensation Committee will develop corporate goals that must be achieved in order for all executive officers to receive up to 50% of their incentive compensation. These goals include operational performance as well as performance relative to the Company’s peer group. While the criteria may not be weighted, the Compensation Committee will take into consideration each of these factors to determine whether the executive officers are eligible for up to 50% of the proposed incentive compensation. The Compensation Committee believes that the corporate goals applicable to all executive officers create an alignment not only with shareholders but also to the Company’s business strategy and performance goals.

•	Defined Individual Goals (50% of Executive Officer Incentive Compensation)

For 2016, the Compensation Committee will develop individual goals for each executive officer based on conversations with both the CEO and the respective executive officer. Each set of individual goals will be unique to the executive officer’s responsibilities and position within the Company. While each of the factors may not be weighted, the Compensation Committee will take into consideration each of these factors to determine whether the executive officers are eligible for up to 50% of the executive officer’s incentive compensation.

Risk Assessment of the Compensation Programs

Our Board of Directors believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. The Company has designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. We use common variable compensation designs, with a significant focus on individual contributions to our performance and the achievement of absolute and relative corporate objectives, as generally described in this Compensation Discussion and Analysis.

In view of the current economic and financial environment, the Compensation Committee and the Board of Directors reviewed our compensation programs to assess whether any aspect of the programs would encourage any of our employees to take any unnecessary or inappropriate risks that could threaten the value of the Company. The Company has designed our compensation programs to reward our employees for achieving annual profitability and long-terms increase shareholder value.

Our Board of Directors recognizes that the pursuit of corporate objectives possibly leads to behaviors that could weaken the link between pay and performance, and, therefore, the correlation between the compensation delivered to employees and the long-term return realized by stockholders. Accordingly, our executive compensation program is designed to mitigate these possibilities and to ensure that our compensation practices are consistent with our risk profile. These features include the following:

•	bonus payouts and equity incentive awards that are not based solely on corporate performance objectives, but are also based on individual performance levels,

•	the financial opportunity in our long-term equity incentive program that is best realized through long-term appreciation of our stock price, which mitigates excessive short-term risk-taking,

•	annual cash bonuses that are paid after the end of the fiscal year to which the bonus payout relates,

•	the engagement and use of a compensation consultant,

•	the institution of stock ownership guidelines applicable to our executive officers, and

•	final decision making by our Compensation Committee and our Board of Directors on all awards.

Additionally, the Company performed an assessment of compensation-related risks for all of our employees. Based on this assessment, we concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. In making this evaluation, the Company reviewed the key design elements of our compensation programs in relation to industry “best practices,” as well as the means by which any potential risks may be mitigated. In addition, management completed an inventory of incentive programs below the executive level and reviewed the design of these incentives and concluded that such incentive programs do not encourage excessive risk-taking.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

Name and Principal Position	Year	Salary($)(1)	Bonus($)(2)	Stock Awards($)(3)	Option Awards($)(3)	All Other Compensation($)(4)	Total($)
Manuel Henriquez	2015	$779,762	$1,000,000	$4,472,142		$1,635,353	$7,887,257
Chairman & Chief Executive Officer	2014	$779,762	$692,500	$5,992,250	—	$804,675	$8,269,187
	2013	$757,050	$1,136,000	$3,819,994	—	$639,950	$6,352,994

Mark R. Harris	2015	$166,667	$200,000	$400,001	—	$26,404	$793,072
Chief Financial Officer

Scott Bluestein	2015	$420,000	$525,000	$670,212		$193,370	$1,808,582
Chief Investment Officer	2014	$420,000	$233,750	$967,100	—	$144,396	$1,765,146
	2013	$300,000	$360,000	$699,994	—	$107,645	$1,467,640

Melanie Grace	2015	$79,167	$50,000	$112,500	—	$36,466	$278,133
General Counsel, Chief Compliance Officer and Secretary

Andrew Olson	2015	$186,250	$195,000	$53,332	—	$22,717	$457,299
Controller

Jessica Baron	2015	$130,096	—	$267,838	—	$63,168	$461,102
Former Chief Financial Officer	2014	$293,550	$123,750	$517,825	—	$109,841	$1,044,966
	2013	$285,000	$287,442	$410,004	—	$106,821	$1,089,267

(1)	Salary column amounts represent base salary compensation received by each NEO for the listed fiscal year. The amount presented for Mr. Harris and Ms. Grace is the pro rata portion of their annual base salary paid through December 31, 2015.
(2)	Bonus column amounts represent the annual cash bonus earned during the fiscal year and awarded and paid out during the first quarter of the following fiscal year.
(3)	The amounts reflect the aggregate grant date fair value of restricted stock and stock option awards made to our NEOs and former NEOs during the applicable year computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock award is measured based on the closing price of our common stock on the date of grant.
(4)	All Other Compensation column includes the following:
•

We made matching contributions under our 401(k) plan of (a) $18,000 in 2015 to Messrs. Henriquez, Bluestein and Olson and Ms. Baron; (b) $17,000 in 2014 to Messrs. Henriquez and Bluestein and Ms. Baron; and (c) $17,000 in 2013 to Messrs. Henriquez and Bluestein and Ms. Baron.

•

Distributions to Messrs. Henriquez, Harris, Bluestein and Olson and Ms. Grace in the amount of $845,550, $22,587, $134,985, $4,717 and $3,100, respectively, were paid on unvested restricted stock awards during 2015.

•	Distributions to Messrs. Henriquez and Bluestein and Ms. Baron in the amount of $787,675, $127,396 and $92,841, respectively, were paid on unvested restricted stock awards during 2014.
•	Distributions to Messrs. Henriquez, Bluestein and Ms. Baron in the amount of $622,950, $90,645, and $89,821, respectively, were paid on unvested restricted stock awards during 2013.
•

Due to a change in the vacation policy of NEOs, Messrs. Henriquez, Harris, Bluestein and Ms. Grace were each paid out of all of their accrued vacation through August 30, 2015 in the amount of $771,803, $3,817, $40,385 and $1,007, respectively. NEOs no longer accrue vacation effective September 1, 2015.

•

Ms. Grace began as a contractor on August 3, 2015 until she was approved by the Board of Directors as an executive officer on September 17, 2015. During this period, Ms. Grace earned $32,359 in compensation.

Grants of Plan Based Awards in 2015

NEO	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options(1)	Grant Date Fair Value of Stock and Option Awards(2)
Manuel Henriquez	3/10/2015	318,983	—	$4,472,142
Mark Harris	8/06/2015	36,430	—	$400,001
Scott Bluestein	3/10/2015	47,804	—	$670,212
Melanie Grace	9/17/2015	10,000	—	$112,500
Jessica Baron(3)	3/10/2015	19,104	—	$267,838

(1)	Restricted stock awards vest as to one-third of the award on the one year anniversary of the date of the grant and quarterly over the succeeding 24 months. When payable, distributions are paid on a current basis on the unvested shares.
(2)	The amounts reflect the aggregate grant date fair value of computed in accordance with FASB ASC Topic 718.
(3)	Ms. Baron resigned effective June 9, 2015. Upon her resignation, Ms. Baron forfeited all of her unvested restricted stock.

Outstanding Equity Awards at Fiscal Year End, December 31, 2015

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)
Manuel Henriquez	—		—	—	—	15,313	(3)	$186,665
	—		—	—	—	61,419	(4)	$748,698
	—		—	—	—	68,750	(5)	$838,063
	—		—	—	—	40,000	(7)	$487,600
	—		—	—	—	318,983	(8)	$3,888,403
Mark Harris	—		—	—	—	36,430	(9)	$444,082
Scott Bluestein	—		—	—	—	2,188	(3)	$26,672
	—		—	—	—	12,284	(4)	$76,188
	—		—	—	—	6,250	(5)	$149,742
	—		—	—	—	11,250	(6)	$137,138
	—		—	—	—	47,804	(8)	$582,731
Melanie Grace	—		—	—	—	10,000	(10)	$121,900
Andrew Olson	6,666	(11)	13,334	$15.12	12/3/2021	3,804	(8)	$46,371
Jessica Baron(2)	—		—	—	—	—		—

(1)	Market value is computed by multiplying the closing market price of the Company’s stock at December 31, 2015 by the number of shares.
(2)	Ms. Baron resigned effective June 10, 2015. Upon her resignation, Ms. Baron forfeited all of her unvested restricted stock.
(3)	Restricted stock granted on 3/9/12 that vests as to one-fourth of the total award on the one-year anniversary of the date of the grant and ratably over the succeeding 36 months
(4)	Restricted stock granted on 3/4/13 that vests as to one-fourth of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 36 months
(5)	Restricted stock granted on 4/10/14 that vests as to one-half of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 12 months.
(6)	Restricted stock granted on 4/14/14 that vests as to one half of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 12 months.
(7)	Restricted stock granted on 4/15/14 that vests as to one-half of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 12 months.
(8)	Restricted stock granted on 3/10/15 that vests as to one-third of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 24 months.
(9)	Restricted stock granted on 8/6/15 that vests as to one-third of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 24 months
(10)	Restricted stock granted on 9/17/15 that vests as to one-third of the total award on the one year anniversary of the date of the grant and quarterly over the succeeding 24 months.
(11)	Options granted on 12/03/2014 that vest as to one-third of the total underlying shares on the one year anniversary of the date of the grant and on a monthly basis over the succeeding 24 months.

Options Exercised and Stock Vested in 2015

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Manuel Henriquez	—	—	457,420	$5,894,175
Scott Bluestein	—	—	73,512	$946,463
Jessica Baron	—	—	30,541	$423,669

COMPENSATION OF DIRECTORS

Our Compensation Committee has the authority from our Board of Directors for the appointment, compensation and oversight of our outside compensation consultant. Our Compensation Committee generally engages a compensation consultant every other year to assist it with its responsibilities related to our director compensation program.

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our current directors during the fiscal year ended December 31, 2015. We provide further information relating to equity awards made to our non-employee directors below under “—2006 Non-Employee Director Plan.”

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Robert P. Badavas	$170,500	—	—	$4,133	$174,633
Thomas J. Fallon	$146,500	$57,200	$4,696	$5,166	$213,562
Rodney A. Ferguson(6)	$75,000	$38,130	$3,131	$2,583	$118,844
Joseph F. Hoffman	$103,250	$45,395	$3,548	$2,583	$154,776
Susanne D. Lyons	$124,250	$48,662	$4,110	$4,133	$181,155
Allyn C. Woodward, Jr.	$179,250	$57,200	$4,696	$18,111	$259,257
Manuel A. Henriquez(5)	—	—	—	—	—

(1)	Messrs. Badavas, Fallon, Ferguson, Hoffman and Woodward and Ms. Lyons earned $120,500, $96,500, $25,000, $53,250, $129,250 and $74,250, respectively, and each elected to receive an additional retainer fee of 4,522 shares of our common stock in lieu of cash. The total value of the shares issued to each of Messrs. Badavas, Fallon, Ferguson, Hoffman and Woodward and Ms. Lyons services in fiscal 2015 was $50,000.
(2)	During 2015, in connection their re-election to our Board of Directors, we granted Messrs. Fallon and Woodward each a restricted stock award for 5,000 shares of common stock, and we granted Messrs. Ferguson and Hoffman and Ms. Lyons each a restricted stock award for 3,333 shares of common stock upon their appointment to our Board of Directors. The amounts presented reflect the aggregate grant date fair value of the stock awards, as computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock award is measured based on the closing price of our common stock on the date of grant.
(3)	During 2015, in connection with their re-election to our Board of Directors, we granted Messrs. Fallon and Woodward each a stock option award with respect to 15,000 shares of our common stock, and, in connection with their appointment to our Board of Directors, we granted Messrs. Ferguson and Hoffman and Ms. Lyons a stock option award with respect to 10,000 shares of our common stock. The amounts presented reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each stock option grant is estimated based on the fair market value of the option on the date of grant using the Black-Scholes-Merton option pricing model. For a further discussion on the valuation model and the assumptions used to calculate the fair value of our stock options, please see Note 7 to the consolidated financial statements included in our annual report on Form 10-K for the 2015 fiscal year.
(4)	Represents distributions paid during 2015 on unvested common stock under restricted stock awards.
(5)	As an employee director, Mr. Henriquez does not receive any compensation for his service as a director. The compensation Mr. Henriquez receives as our chief executive officer is disclosed in the Summary Compensation Table and elsewhere under “EXECUTIVE COMPENSATION.”
(6)	Dr. Ferguson retired from our Board of Directors on July 7, 2016.

As of December 31, 2015, Messrs. Badavas, Fallon, Ferguson, Hoffman and Woodward and Ms. Lyons had outstanding options in the amount of 20,000, 25,000, 10,000, 10,000, 25,000 and 10,000, respectively. As of December 31, 2015, Messrs. Badavas, Fallon, Ferguson, Hoffman and Woodward and Ms. Lyons held unvested shares of restricted stock in the amount of 3,333, 6,666, 3,333, 3,333, 5,000 and 3,333, respectively.

Upon his appointment to our Board of Directors in July 2015, Mr. Ferguson received a restricted stock award with respect to 3,333 shares of our common stock and a stock option to purchase 10,000 shares of our common stock.

From January 1, 2015 through June 30, 2015, the compensation for serving on our Board of Directors as an independent director included the following:

Annual Director Retainer Fee	$50,000
Committee Chairperson Fee	$15,000
Board Meeting Fee	$2,000
(in person or telephonically)
Committee Meeting Fee	$2,000
(in person or telephonically)

On July 7, 2015, the Board of Directors approved a change to director compensation. From July 1, 2015 through December 31, 2015, the compensation for serving on our Board of Directors as an independent director included the following:

Annual Director Retainer Fee	$100,000
Annual Chairperson Fee	$25,000, Audit Committee
$25,000, Compensation Committee
$15,000, NCG Committee
Annual Lead Director Fee	$25,000

In 2015, we granted each independent director an additional retainer of $50,000, which was distributed as shares of common stock in lieu of cash. In addition, upon re-election to the Board of Directors, each independent director is granted an option to purchase 15,000 shares and an additional award of 5,000 shares of restricted stock. Employee directors do not receive compensation for serving on our Board of Directors. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board meetings.

Under current SEC rules and regulations applicable to business development companies, a business development company may not grant options or restricted stock to non-employee directors unless it receives exemptive relief from the SEC. We filed an exemptive relief request with the SEC to allow options and restricted stock to be issued to our non-employee directors, which was approved on October 10, 2007. On June 22, 2010, we received approval from the SEC regarding our exemptive relief request permitting its employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

On June 21, 2007, our stockholders approved amendments to the Equity Plan and the 2006 Non-Employee Director Plan allowing for the grant of restricted stock. The Equity Plan and 2006 Non-Employee Director Plan limit the combined maximum amount of restricted stock that may be issued under both of the Equity Plan and 2006 Non-Employee Director Plan to 10% of the outstanding shares of our common stock on the effective date of the Equity Plan and 2006 Non-Employee Director Plan plus 10% of the number of shares of common stock issued or delivered by us during the terms of the Equity Plan and 2006 Non-Employee Director Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2015, with respect to compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, restricted stock and warrants	(b) Weighted-average exercise price of outstanding options, restricted stock and warrants	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders:
2004 Equity Incentive Plan	628,171	$13.97	4,241,172
2006 Non-Employee Director Plan	100,000	$13.07	740,000
Equity compensation plans not approved by stockholders:			—
Total	728,171	$13.52	4,981,172

2004 Equity Incentive Plan

Our board and our stockholders have approved our Equity Plan to align our employees’ interest with the performance of our Company and to attract and retain the services of executive officers and other key employees. Under our Equity Plan our Compensation Committee may award incentive stock options, referred to as ISOs, within the meaning of Section 422 of the Code, and non-qualified stock options to employees and employee directors. The following is a summary of the material features of our Equity Plan.

Under our Equity Plan, we had 3,745,600 shares of common stock available for issuance as of April 15, 2016. Participants in our Equity Plan may receive awards of options to purchase our common stock and/or restricted shares, as determined by our Compensation Committee. Options granted under our Equity Plan generally may be exercised for a period of no more than ten years from the date of grant unless the option agreement provides for an earlier expiration. Unless sooner terminated by our Board of Directors, our Equity Plan will terminate on the tenth anniversary of the date it was last approved by our stockholders. Such approval was last given by our stockholders on July 7, 2015. Our Equity Plan provides that all awards granted under the plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to us.

Options granted under our Equity Plan will entitle the optionee, upon exercise, to purchase shares of common stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under our Equity Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution, or in the case of nonstatutory stock options, by gift, and will generally be exercisable during an optionee’s lifetime only by the optionee.

Under our Equity Plan, we are permitted to issue shares of restricted stock to all key employees of the Company and its affiliates consistent with such terms and conditions as the Board of Directors shall deem appropriate. Our Board of Directors determines the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Any shares of restricted stock for which forfeiture restrictions have not vested at the point at which the participant terminates his employment will terminate immediately and such shares will be returned to Hercules and will be available for future awards under this plan.

Our Board of Directors administers our Equity Plan and has the authority, subject to the provisions of the Equity Plan, to determine who will receive awards under the Equity Plan and the terms of such awards. Our Board of Directors has the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. The exercise price of an option may be paid in the form of shares of stock that are already owned by such option holder.

Upon specified covered transactions (as defined in the Equity Plan), all outstanding awards under our Equity Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

2006 Non-Employee Director Plan

Our Board of Directors and our stockholders have approved our 2006 Non-Employee Director Plan. Under current SEC rules and regulations applicable to business development companies, absent exemptive relief, a business development company may not grant options or shares of restricted stock to non-employee directors. On February 15, 2007, we received exemptive relief from the SEC to permit us to grant options to non-employee directors as a portion of their compensation for service on our Board of Directors. On May 23, 2007, we received exemptive relief from the SEC to permit us to grant shares of restricted stock to non-employee directors as a portion of their compensation for service on our Board of Directors. The following is a summary of the material features of the 2006 Non-Employee Director Plan.

We instituted our 2006 Non-Employee Director Plan for the purpose of advancing our interests by providing for the grant of awards under our 2006 Non-Employee Director Plan to eligible non-employee directors. Under our 2006 Non-Employee Director Plan, we have authorized for issuance up to 1,000,000 shares of common stock of which 740,000 shares were available for issuance as of April 15, 2016.

Our 2006 Non-Employee Director Plan authorizes the issuance to non-employee directors of non-statutory stock options, referred to as NSOs, to purchase shares of our common stock at a specified exercise price per share and/or restricted stock. NSOs granted under our 2006 Non-Employee Director Plan will have a per share exercise price of no less than the current market value of a share of stock as determined in good faith by our Board of Directors on the date of the grant. The amount of the options that may be granted are limited by the terms of our 2006 Non-Employee Director Plan, which prohibits any grant that would cause us to be in violation of Section 61(a)(3) of the 1940 Act.

Under our 2006 Non-Employee Director Plan, non-employee directors will each receive an initial grant of an option to purchase 10,000 shares of stock upon initial election to such position. The options granted will vest over two years, in equal installments on each of the first two anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. In addition, each non-employee director shall automatically be granted an option to purchase 15,000 shares of stock on the date of such non-employee director’s re-election to our Board of Directors and such grant will vest over three years, in equal installments on each of the first three anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. Our Compensation Committee has, subject to SEC approval, the authority to determine from time to time which of the persons eligible under our 2006 Non-Employee Director Plan shall be granted awards; when and how each award shall be granted, including the time or times when a person shall be permitted to exercise an award; and the number of shares of stock with respect to which an award shall be granted to such person. The exercise price of options granted under our 2006 Non-Employee Director Plan is set at the closing price of our common stock on the NYSE as of the date of grant and will not be adjusted unless we receive an exemptive order from the SEC or written confirmation from the staff of the SEC that we may do so (except for adjustments resulting from changes in our capital structure, such as stock dividends, stock splits and reverse stock splits).

Unless sooner terminated by our Board of Directors, our 2006 Non-Employee Director Plan will terminate on June 21, 2017 and no additional awards may be made under our 2006 Non-Employee Director Plan after that date. Our 2006 Non-Employee Director Plan provides that all awards granted under our 2006 Non-Employee Director Plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act. Our Compensation Committee will determine the period during which any options granted under our 2006 Non-Employee Director Plan shall remain exercisable, provided that no option will be exercisable after the expiration of ten years from the date on which it was granted. Options granted under our 2006 Non-Employee Director Plan are not transferable other than by will or the laws of descent and distribution, or by gift, and will generally be exercisable during a non-employee director’s lifetime only by such non-employee director. In general, any portion of any options that are not then exercisable will terminate upon the termination of the non-employee director’s services to Hercules. Generally, any portion of any options that are exercisable at the time of the termination of the non-employee director’s services to Hercules will remain exercisable for the lesser of (i) a period of three months (or one year if the non-employee director’s services to Hercules terminated by reason of the non-employee director’s death) or (ii) the period ending on the latest date on which such options could have been exercised had the non-employee director’s services to Hercules not terminated. In addition, if our Board of Directors determines that a non-employee director’s service to Hercules terminated for reasons that cast such discredit on the non-employee director as to justify immediate termination of the non-employee director’s options, then all options then held by the non-employee director will immediately terminate.

Under our 2006 Non-Employee Director Plan, we also are permitted to issue shares of restricted stock to our non-employee directors. Upon initial election to such position, non-employee directors will automatically be granted 3,333 shares of restricted stock. The forfeiture restrictions for such initial shares of restricted stock will vest as to one-half of such shares on the first anniversary of the date of grant and as to an additional one-half of the restricted stock on the second anniversary of the date of grant. In addition, each non-employee director shall automatically be granted 5,000 shares of restricted stock on the date of such non-employee director’s re-election to our Board of Directors and the forfeiture restrictions on such shares will vest as to one-third of such shares on the anniversary of such grant over three years, provided that the non-employee director remains in service on such dates.

Our Compensation Committee administers our 2006 Non-Employee Director Plan. If there is a change in our capital structure by reason of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure, our Board of Directors will make appropriate adjustments to the number and class of shares of stock subject to our 2006 Non-Employee Director Plan and each option outstanding under it. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of our assets, our dissolution or liquidation or other similar events, referred to as a Covered Transaction, our Board of Directors may provide for the assumption of some or all outstanding options or for the grant of new substitute options by the acquirer or survivor. If no such assumption or substitution occurs, all outstanding options will become exercisable prior to the Covered Transaction and will terminate upon consummation of the Covered Transaction.

Our Board of Directors may, subject to SEC prior approval, at any time or times amend our 2006 Non-Employee Director Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate our 2006 Non-Employee Director Plan as to any future grants of awards; provided, that except as otherwise expressly provided in our 2006 Non-Employee Director Plan, our Board of Directors may not, without the participant’s consent, alter the terms of an award so as to affect adversely the participant’s rights under the award, unless our Board of Directors expressly reserved the right to do so at the time of the grant of the award.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of August 16, 2016, the beneficial ownership of each current director, each nominee for director, our NEOs, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of August 16, 2016 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 74,841,811 shares of common stock outstanding as of August 16, 2016.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Hercules Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Our directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act, and independent directors are all other directors.

Name and Address of Beneficial Owner	Type of Ownership	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Director
Manuel A. Henriquez(2)	Record/Beneficial	2,042,086	2.7%

Independent Directors
Robert B. Badavas(3)	Beneficial	151,205	*
Allyn C. Woodward, Jr.(4)	Record/Beneficial	257,901	*
Thomas J. Fallon(5)	Beneficial	38,688	*
Susanne D. Lyons(6)	Beneficial	12,855	*
Joseph F. Hoffman(7)	Beneficial	17,855	*

Other Named Executive Officers
Mark R. Harris(8)	Record	64,976	*
Scott Bluestein(9)	Record	237,317	*
Melanie Grace(10)	Record	19,400	*
Andrew Olson(11)	Record	21,443	*

Executive officers and directors as a group (11 persons)(12)			3.8%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	Includes 556,435 shares of restricted stock. 1,419,079 shares of common stock held by the Manuel A. Henriquez and Elizabeth H. Henriquez TTEE The Henriquez Family Trust U/A 5/11/99 of which 861,058 shares are pledged as a security; 27,174 shares of common stock held in the Isabelle Irrev Trust, EH Trustee; 27,174 shares of common stock held in the Natalie Irrev Trust, EH Trustee; and 12,224 shares of common stock held in the Manuel Henriquez-Roth IRA. Mr. Henriquez disclaims any beneficial ownership interest of such shares except to the extent of his pecuniary interest therein.
(3)	Includes 15,000 shares of common stock that can be acquired upon the exercise of outstanding options and 1,666 shares of restricted common stock. All shares are held of record by the Robert P. Badavas Trust of 2007, and Mr. Badavas disclaims any beneficial ownership interest of such shares except to the extent of his pecuniary interest therein.
(4)	Includes 15,000 shares of common stock that can be acquired upon the exercise of outstanding options, 3,333 shares of restricted common stock, and 35,000 shares of common stock held by Mr. Woodward’s spouse in her name. Mr. Woodward disclaims any beneficial ownership interest of such shares held by his spouse except to the extent of his pecuniary interest therein.
(5)	Includes 15,000 shares of common stock that can be acquired upon the exercise of outstanding options and 3,333 shares of restricted common stock. All shares are held of record by the Fallon Family Revocable Trust, and Mr. Fallon disclaims any beneficial ownership interest of such shares except to the extent of his pecuniary interest therein.

(6)	Includes 5,000 shares of common stock that can be acquired upon the exercise of outstanding options and 1,666 shares of restricted common stock. All shares are held of record by the Lyons Family Trust, and Ms. Lyons disclaims any beneficial ownership interest of such shares except to the extent of her pecuniary interest therein.
(7)	Includes 5,000 shares of common stock that can be acquired upon the exercise of outstanding options and 6,666 shares of restricted common stock. All shares are held of record by the Hoffman Trust, and Mr. Hoffman disclaims any beneficial ownership interest of such shares except to the extent of his pecuniary interest therein.
(8)	Includes 57,288 shares of restricted common stock.
(9)	Includes 139,259 shares of restricted common stock.
(10)	Includes 19,400 shares of restricted common stock.
(11)	Includes 12,221 shares of common stock that can be acquired upon the exercise of outstanding options and 8,220 shares of restricted common stock.
(12)	Includes 67,221 shares of common stock that can be acquired upon the exercise of outstanding options and 797,266 shares of restricted common stock.
*	Less than 1%.

The following table sets forth as of August 16, 2016, the dollar range of our securities owned by our directors and executive officers.

Name	Dollar Range of Equity Securities Beneficially Owned
Interested Director
Manuel A. Henriquez	Over $100,000
Independent Directors
Robert B. Badavas	Over $100,000
Allyn C. Woodward, Jr.	Over $100,000
Thomas J. Fallon	Over $100,000
Susanne D. Lyons	Over $100,000
Joseph F. Hoffman	Over $100,000
Other Named Executive Officers
Mark R. Harris	Over $100,000
Scott Bluestein	Over $100,000
Melanie Grace(1)	Over $100,000
Andrew Olson	Over $100,000

(1)	Ms. Grace did not have vested restricted common stock as of August 16, 2016.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have established a written policy to govern the review, approval and monitoring of transactions involving the Company and certain persons related to Hercules. As a business development company, the 1940 Act restricts us from participating in transactions with any persons affiliated with Hercules, including our officers, directors, and employees and any person controlling or under common control with us.

In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with Hercules, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, Hercules, companies controlled by us and our employees and directors.

We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek Board of Directors’ review and approval or exemptive relief from the SEC for such transaction.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership and disposition of our preferred stock or common stock, but does not purport to be a complete description of the income tax considerations relating thereto.

Election to be Taxed as a RIC

Through December 31, 2005, we were subject to federal income tax as an ordinary corporation under Subchapter C of the Code. Effective beginning on January 1, 2006 we met the criteria specified below to qualify as a RIC, and elected to be treated as a RIC under Subchapter M of the Code with the filing of our federal income tax return for 2006. To qualify as a RIC we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, in respect of each taxable year, dividends of an amount generally at least equal to 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, determined without regard to any deduction for dividends paid, or the “Annual Distribution Requirement.” Upon satisfying these requirements in respect of a taxable year, we generally will not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which will allows us to reduce or eliminate our corporate level tax.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•

distribute dividends to our shareholders of an amount at least equal to the Annual Distribution Requirement; we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) we distribute (or are deemed to distribute) as dividends to stockholders with respect to that taxable year. As described above, we made the election to recognize built-in gains as of the effective date of our election to be treated as a RIC and therefore were not subject to built-in gains tax when we sold those assets. However, if we subsequently acquire built-in gain assets from a C corporation in a carryover basis transaction, then we may be subject to tax on the gains recognized by us on dispositions of such assets unless we make a special election to pay corporate-level tax on such built-in gain at the time the assets are acquired. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) as dividends to our stockholders.

In order to qualify as a RIC for federal income tax purposes and obtain the tax benefits of RIC status, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as a business development company under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and diversify our holdings so that at the end of each quarter of the taxable year:

•

at the close of each quarter of each taxable year, at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

at the close of each quarter of each taxable year, no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may invest in partnerships which may result in our being subject to state, local or foreign income, franchise or other tax liabilities. In addition, some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to mitigate the risk that such income and fees would disqualify us as a RIC as a result of a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

As a RIC, we are be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income and gains unless we distribute in respect of each calendar year in a timely manner dividends of an amount at least equal to the sum of the Excise Tax Avoidance Requirements. We are not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of our investment company taxable income and net capital gains earned in a taxable year, we may choose to carry over all or a portion of such investment company taxable income and net capital gains in excess of current year dividend distributions from such investment company taxable income and net capital gains into the next taxable year and pay a 4% excise tax on such investment company taxable income and net capital gains, as required. The maximum amount of such excess investment company taxable income and net capital gains that may be carried over for distribution in the next taxable year under the Code is the total amount of dividend distributions paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent we choose to carry over investment company taxable income or net capital gains into the next taxable year, dividend distributions declared and paid by us in a taxable year may differ from investment company taxable income or net capital gains for that taxable year as such dividend distributions may include the distribution of dividends derived from the current taxable year’s investment company taxable income or net capital gains, the distribution of prior taxable year’s investment company taxable income or net capital gains carried over into and distributed in the current taxable year, or returns of capital.

Under applicable Treasury regulations and other administrative guidance issued by the IRS, we are permitted to treat certain distributions payable in our stock as taxable dividend distributions that will satisfy the Annual Distribution Requirement as well as the Excise Tax Avoidance Requirement provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We may in the future determine to distribute taxable dividends that are payable in part in our common stock.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest provisions or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each taxable year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” We may be restricted from making distributions under the terms of our debt obligations themselves unless certain conditions are satisfied. Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to be subject to tax as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC Distribution Requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, as amended, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to be subject to tax as a RIC, which would result in us becoming subject to corporate-level federal income tax.

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for deductions available to certain U.S. corporations under the Code as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert short-term capital losses into long-term capital losses, (vi) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vii) cause us to recognize income or gain without a corresponding receipt of cash, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce gross income that will not constitute qualifying gross income for purposes of the 90% Income Test. These rules also could affect the amount, timing and character of distributions to stockholders.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given taxable year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would incur a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to the RIC’s stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such net capital losses, and generally use them to offset capital gains indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the aggregate net income we actually earned during those taxable years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as having been paid by its shareholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our shareholders. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our liability for any such taxes and related interest charges.

Foreign exchange gains and losses realized by us in connection with certain transactions involving foreign currencies, or payables or receivables denominated in a foreign currency, as well as certain non-U.S. dollar denominated debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, and similar financial instruments are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•

a corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust if (1) a court in the United States has primary supervision over its administration and one or more U.S. persons has the authority to control all substantial decisions of such trust or (2) if such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	an estate, the income of which is subject to United States federal income taxation regardless of its source.

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders (including individuals) at the rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 20%, in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses. In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a tax credit equal to his, her or its allocable share of the tax paid thereon by us. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate stockholders on long-term capital gains, the amount of tax that non-corporate stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a U.S. stockholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the U.S. stockholder’s gross income and the tax deemed paid by the U.S. stockholder as described in this paragraph. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

Under applicable Treasury regulations and certain administrative guidance issued by the IRS, RICs are permitted to treat certain distributions payable in up to 80% in their stock, as taxable dividends that will satisfy their Distribution Requirements provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We previously determined to pay a portion of our first quarter 2009 dividend in shares of newly issued common stock, and we may in the future determine to distribute taxable dividends that are payable in part in our common stock.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any taxable year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that taxable year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.

If an investor purchases shares of our or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a reduced maximum U.S. federal income tax rate of 20% on their net capital gain (i.e. , the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of certain threshold amounts and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a taxable year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each taxable year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent taxable years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a taxable year, but may carry back such losses for three taxable years or carry forward such losses for five taxable years.

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such calendar year as ordinary income and as long-term capital gain. In addition, the federal tax status of each calendar year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We or the applicable withholding agent may be required to withhold federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us or the applicable withholding agent that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is timely provided to the IRS.

Dividend Reinvestment Plan We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our common stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (including an entity treated as a partnership) for U.S. federal income tax purposes.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are subject to U.S. federal withholding tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

However, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. No assurance can be provided as to whether any amount of our distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by us.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), or in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is not otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E, (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The “Foreign Account Tax Compliance Act,” or “FATCA,” provisions of the Code, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this

30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holders might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such taxable year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions would be taxable to our stockholders and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions generally would be eligible for the dividends-received deduction with respect to distributions from our earnings and profits. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that taxable year and dispose of any earnings and profits from any taxable year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one taxable year prior to disqualification and that requalify as a RIC no later than the second taxable year following the nonqualifying taxable year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent five taxable years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing business development companies. It does not purport to be a complete description of all of the laws and regulations affecting business development companies.

A business development company primarily focuses on investing in or lending to private companies and making managerial assistance available to them, while providing its stockholders with the ability to retain the liquidity of a publicly-traded stock. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has a market capitalization of less than $250 million; is controlled by the business development company and has an affiliate of a business development company on its board of directors; or meets such other criteria as may be established by the SEC.

(2)	Securities of any portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

We do not intend to acquire securities issued by any investment company, including other business development companies, that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such other investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Significant Managerial Assistance

Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we generally would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or other rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock. This amount is reduced to 20% of the business development company’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the business development company’s total outstanding shares of capital stock. We have received exemptive relief from the SEC permitting us to issue stock options and restricted stock to our employees and directors subject to the above conditions, among others. For a discussion regarding the conditions of this exemptive relief, see “—Exemptive Relief” below and Note 7 to our consolidated financial statements.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, we may not be permitted to declare any cash dividend distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such distribution or purchase price. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—Risks Related to Our Business Structure—Because we have substantial indebtedness, there could be increased risk in investing in our company.” On April 5, 2007, we received approval from the SEC on our request for exemptive relief that permits us to exclude the indebtedness of our wholly-owned subsidiaries that are small business investment companies from the 200% asset coverage requirement applicable to us.

Capital Structure

We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, sell our common stock, at a price below the current NAV of the common stock, or sell warrants, options or other rights to acquire such common stock, at a price below the current NAV of the common stock if our board of directors determines that such sale is in the best interests of the Company and our stockholders have approved the practice of making such sales. In connection with the receipt of such stockholder approval, we will limit the number of shares that we issue at a price below NAV pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board of Directors of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of NAV per share. During the year ended December 31, 2015, we have not issued common stock at a discount to NAV.

Code of Ethics

We have adopted and will maintain a code of ethics that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

Our current code of ethics is posted on our website at www.htgc.com and was filed with the SEC as an exhibit to a Form 8-K filing on July 13, 2015. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our investment committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Exemptive Relief

On June 21, 2005, we filed a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, we requested that the SEC permit us to issue stock options to our non-employee directors as contemplated by Section 61(a)(3)(B)(i)(II) of the 1940 Act. On February 15, 2007, we received approval from the SEC on this exemptive request. In addition, in June 2007, we filed an amendment to the February 2007 order to adjust the number of shares issued to the non-employee directors. On October 10, 2007, we received approval from the SEC on this amended exemptive request.

On April 5, 2007, we received approval from the SEC on our request for exemptive relief that permits us to exclude the indebtedness of our wholly-owned subsidiaries that are small business investment companies from the 200% asset coverage requirement applicable to us.

On May 23, 2007, we received approval from the SEC on our request for exemptive relief that permits us to issue restricted stock to our employees, officers and directors. On June 21, 2007, our shareholders approved amendments to the 2004 Equity Incentive Plan and 2006 Non-Employee Incentive Plan (collectively, the “Plans”) permitting such restricted grants. The maximum amount of shares that may be issued under the Plans will be 10% of the outstanding shares of our common stock on the effective date of the Plans plus 10% of the outstanding number of shares of our common stock issued or delivered by us (other than pursuant to compensation plans) during the term of the Plans. The amount of voting securities that would result from the exercise of all of our outstanding warrants, options, and rights, if any, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of our outstanding voting securities, except that if such amount would exceed 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, if any, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

On June 22, 2010 we received approval from the SEC on our request for exemptive relief that permits our employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

Other

We will be periodically examined by the SEC for compliance with the Exchange Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. Our Chief Compliance Officer is responsible for administering these policies and procedures.

Small Business Administration Regulations

We make investments in qualifying small businesses through our two wholly-owned SBIC subsidiaries, HT II and HT III. With our net investments of $44.0 million and $74.5 million in HT II and HT III, respectively, we have the combined capacity to issue a total of $190.2 million of SBA guaranteed debentures, subject to SBA approval. At June 30, 2016, we have issued $190.2 million in SBA guaranteed debentures in our SBIC subsidiaries.

We intend to seek an additional SBIC license to ensure continued access to the maximum statutory limit of SBA guaranteed debentures under the SBIC program, which currently is $350.0 million for a group of SBICs under common control, subject to periodic adjustments by the SBA. We have formed Hercules Technology IV, L.P. for that purpose. There can be no assurance of when or if we will receive SBA approval for another SBIC license.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through our wholly-owned subsidiaries HT II and HT III, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of June 30, 2016 as a result of having sufficient capital as defined under the SBA regulations.

HT II and HT III hold approximately $112.9 million and $286.3 million in assets, respectively, and accounted for approximately 6.6% and 16.7% of our total assets prior to consolidation at June 30, 2016.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, HT II and HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital and/or distributed earnings, in accordance with SBA regulations.

Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiaries will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default.

DETERMINATION OF NET ASSET VALUE

We determine the NAV per share of our common stock quarterly. The NAV per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

At June 30, 2016, 93.4% of the Company’s total assets represented investments in portfolio companies whose fair value is determined by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification Topic 946 Financial Services—Investment Companies (“ASC 946”) and measured in accordance with Accounting Standards Codification Topic 820 Fair Value Measurements and Disclosures (“ASC 820”). The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy by the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The Company may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain portfolio investments on a quarterly basis. The Company engages independent valuation firms on a discretionary basis. Specifically, on a quarterly basis, the Company will identify portfolio investments with respect to which an independent valuation firm will assist in valuing. The Company selects these portfolio investments based on a number of factors, including, but not limited to, the potential for material fluctuations in valuation results, credit quality and the time lapse since the last valuation of the portfolio investment by an independent valuation firm.

The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately, and solely, responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the Audit Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio as provided by the investment committee, which incorporates the results of the independent valuation firm as appropriate; and

(4) the Board of Directors, upon the recommendation of the Audit Committee, discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are publicly held debt investments and warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged. In addition, the Company may, from time to time, invest in public debt of companies that meet the Company’s investment objectives. These investments are considered Level 2 assets.

In making a good faith determination of the value of the Company’s investments, the Company generally starts with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest or other receivables which have been accrued to principal as earned. The Company then applies the valuation methods as set forth below.

The Company applies a procedure for debt investments that assumes the sale of each investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. The Company determines the yield at inception for each debt investment.

The Company then uses senior secured, leveraged loan yields provided by third party providers to determine the change in market yields between inception of the debt security and the measurement date. Industry specific indices and other relevant market data are used to benchmark/assess market based movements.

Under this process, the Company also evaluates the collateral for recoverability of the debt investment. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a credit adjusted hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated loans using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a debt investment is doubtful or, if under the in-exchange premise, when the value of a debt security is less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security is greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investments from recordation of the warrant or other equity instruments is accreted into interest income over the life of the debt investment.

Debt investments that are traded on a public exchange will be valued at the prevailing market price at period end.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Company has a limited amount of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes option pricing model. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Escrow Receivables

Escrow receivables are collected in accordance with the terms and conditions of the escrow agreement. Escrow balances are typically distributed over a period greater than one year and may accrue interest during the escrow period. Escrow balances are measured for collectability on at least a quarterly basis and fair value is determined based on the amount of the estimated recoverable balances and the contractual maturity date. As of June 30, 2016 there were no material past due escrow receivables.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current NAV at the time at which the sale is made, unless it is determined by the Board of Directors that such sale is in the best interests of our stockholders and such sale is otherwise approved by our stockholders. The Board of Directors considers the following factors, among others, in making such determination:

•	the NAV of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the NAV has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed NAV to the period ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current NAV of our common stock, which is generally based upon the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate NAV in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current NAV at the time at which the sale is made.

Moreover, to the extent that there is a possibility that we may (i) issue shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we will provide to the SEC in a registration statement to which a prospectus will be a part) to suspend the offering of shares of our common stock pursuant to a prospectus if the NAV fluctuates by certain amounts in certain circumstances until such prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such, events or to undertake to determine NAV within two days prior to any such sale to ensure that such sale will not be below our then current NAV, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine NAV to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, sell our common stock, at a price below the current NAV of the common stock, or sell warrants, options or other rights to acquire such common stock, at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders and our stockholders have approved the practice of making such sales. In connection with the receipt of such stockholder approval, we will agree to limit the number of shares that we issue at a price below NAV pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of NAV per share.

In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•

a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount; and

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 3,000,000 common shares outstanding, $40,000,000 in total assets and $10,000,000 in total liabilities. The current NAV and NAV are thus $30,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 300,000 shares (10% of the outstanding shares) with proceeds to the Company XYZ at $9.00 per share after offering expenses and commissions, and (2) an offering of 600,000 shares (20% of the outstanding shares) with proceeds to the Company at $0.001 per share after offering expenses and commissions (a 100% discount from NAV).

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Share Dilution to Stockholder
Shares Held by Stockholder A	30,000	30,000	—	30,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$300,000	$297,273	(0.90)%	$250,005	(16.67)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$300,000	$300,000	—	$300,000	—
Total Dilution to Stockholder A (Change in Total NAV Held By Stockholder)		$(2,727)	—	$(49,995)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.91	—	$8.33	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A	—	$(0.09)	—	$(1.67)	—
Percentage Dilution per Share Held by Stockholder A	—	—	(0.90)%	—	(16.67)%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.5% of an offering of 600,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 9,000 shares, which is 1.5% of an offering of 600,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,600,000	20.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	30,000	33,000	10.00%	39,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$300,000	$319,110	6.33%	$377,130	25.67%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$325,260	—	$375,780	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(6,150)	—	$1,350	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.31%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 10% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	3,000	—	6,000	—
Percentage Outstanding Held by Investor A	0.00%	0.09%	—	0.17%	—
NAV Dilution
Total NAV Held by Investor A	—	$29,730	—	$50,001	—
Total Investment by Investor A (At Price to Public)	—	$28,410	—	$6	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$1,320	—	$49,995	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.91	—	$8.33	—
Investment per Share Held by Investor A	—	$9.47	—	$0.001	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$0.44	—	$8.33	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	4.65%	—	99.99%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “DRP”), through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in our common stock and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a dividend distribution in shares of our common stock. A registered stockholder may elect to receive an entire dividend distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, so that such notice is received by the plan administrator no later than three days prior to the payment date for dividend distributions to stockholders. The plan administrator will set up an account for shares acquired through the DRP for each stockholder who has not elected to receive distributions in cash (each a “Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the DRP, whether our shares are trading at a premium or at a discount to NAV, although we have the option under the DRP to purchase shares in the market to fulfill DRP requirements. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the valuation date for such dividend distribution. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to our stockholders for receiving their dividend distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling dividend distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of dividend distributions payable in stock. If a Participant elects by internet or by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus brokerage commissions from the proceeds.

Any shares issued in connection with a stock split or stock dividend will be added to a Participant’s account with the Plan Administrator. The Plan Administrator may curtail or suspend transaction processing until the completion of such stock split or payment of such stock dividend.

Stockholders who receive dividend distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividend distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend distribution from us will be equal to the total dollar amount of the dividend distribution payable to the stockholder.

The DRP may be terminated by us upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend distribution by us. All correspondence concerning the DRP, including requests for additional information, should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, Attn: Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by phone at 1-866-669-9888.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Under the terms of our charter, our authorized capital stock consists of 200,000,000 shares of common stock, par value $0.001 per share, of which 74,841,811 shares are outstanding as of August 16, 2016. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting privileges, except as described below and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of Hercules each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	200,000,000	—	74,841,811

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our charter also provides that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our charter are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our charter. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We currently have in effect a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in 2017, 2015 and 2016, respectively. Upon expiration of their current terms, directors of each class are eligible to serve for three-year terms or until their successors are duly elected and qualify. Each year one class of directors will be elected by the stockholders. A classified board may render a change in control or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter provides that, except as otherwise provided in the bylaws, the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock.

Business Combinations

Under the Maryland Business Combination Act (the “Business Combination Act”), “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Regulatory Restrictions

Our wholly-owned subsidiaries, HT II and HT III, have obtained SBIC licenses. The SBA prohibits, without prior SBA approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a SBIC. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. If we offer preferred stock under this prospectus we will issue an appropriate prospectus supplement. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more, and (iii) such shares be cumulative as to distributions and have a complete preference over our common stock to payment of their liquidation in event of dissolution. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of distributions to holders of our preferred stock will take priority over payment of distributions to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

Our stockholders will indirectly bear all of the expenses of the subscription rights offering, regardless of whether our stockholders exercise any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of the Company and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

For information regarding the dilutive impact of rights offerings, please see “Risk Factors—Risks Related to Our Securities” Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our NAV per share, then you will experience an immediate dilution of the aggregate NAV of your shares.”

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in this prospectus and in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, including any supplemental indenture, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The following description summarizes the material provisions of the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to OID;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Our Business Structure.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•

under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created

•

pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for OID securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach of the indenture or any other material agreements; and

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement to this prospectus will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.
The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for the securities, on an exchange, or otherwise, negotiated transactions, block trades, best efforts, auctions or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offerings. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the applicable prospectus supplement will be underwriters of the securities offered by the applicable prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, at negotiated prices, or at prices determined by an auction process, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices. Although we are not currently authorized to issue shares of our common stock at a price below our NAV per share, we may seek stockholder approval of this proposal again at a special meeting of stockholders or our next annual meeting of stockholders. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of NAV per share.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the applicable prospectus supplement. Unless the applicable prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the applicable prospectus supplement, and the applicable prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In compliance with the guidelines of the Financial Industry Regulatory Authority, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the applicable prospectus supplement may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Because we generally acquire and dispose of our investments in privately negotiated transactions, we typically do not use brokers in the normal course of business. However, from time to time, we may work with brokers to sell positions we have acquired in the securities of publicly listed companies or to acquire positions (principally equity) in companies where we see a market opportunity to acquire such securities at attractive valuations. In cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Securities we hold in connection with our investments are held under a custody agreement with Union Bank of California. The address of the custodian is 475 Sansome Street, 15th Floor, San Francisco, California 94111. We have also entered into a custody agreement with U.S. Bank National Association, which is located at One Federal Street, Third Floor, Boston, Massachusetts 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Dechert LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

The consolidated financial statements as of December 31, 2015 and December 31, 2014 and for each of the three years in the period ended December 31, 2015 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2015 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To Board of Directors and Shareholders of

Hercules Capital, Inc.

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows present fairly, in all material respects, the financial position of Hercules Capital, Inc. (formerly known as Hercules Technology Growth Capital, Inc.) and its subsidiaries at December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework 2013 issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO 2013). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing on page 109. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at December 31, 2015 by correspondence with the custodian, borrowers and brokers, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2016

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share data)

	December 31, 2015	December 31, 2014
Assets
Investments:
Non-control/Non affiliate investments:
Debt investments (cost of $1,150,103 and $948,989, respectively)	$1,109,196	$922,306
Equity investments (cost of $50,305 and $34,626, respectively)	60,781	65,554
Warrant investments (cost of $38,131 and $36,184, respectively)	22,675	24,878

Total Non-control/Non-affiliate investments (cost of $1,238,539 and $1,019,799, respectively)	1,192,652	1,012,738
Affiliate investments:
Debt investments (cost of $2,200 and $2,993, respectively)	1,013	1,600
Equity investments (cost of $8,912 and $9,837, respectively)	6,661	6,179
Warrant investments (cost of $2,630 and $2,708, respectively)	312	220

Total Affiliate investments (cost of $13,742 and $15,538, respectively)	7,986	7,999

Total investments, at value (cost of $1,252,281 and $1,035,337, respectively)	1,200,638	1,020,737
Cash and cash equivalents	95,196	227,116
Restricted cash	9,191	12,660
Interest receivable	9,239	9,453
Other assets	20,497	29,257

Total assets	$1,334,761	$1,299,223

Liabilities
Accounts payable and accrued liabilities	$17,241	$14,101
Long-term Liabilities (Convertible Senior Notes)	17,522	17,345
Wells Facility	50,000	—
2017 Asset-Backed Notes	—	16,049
2021 Asset-Backed Notes	129,300	129,300
2019 Notes	110,364	170,364
2024 Notes	103,000	103,000
Long-Term SBA Debentures	190,200	190,200

Total liabilities	$617,627	$640,359
Commitments and Contingencies (Note 10)

Net assets consist of:
Common stock, par value	73	65
Capital in excess of par value	752,244	657,233
Unrealized depreciation on investments(1)	(52,808)	(17,076)
Accumulated realized gains on investments	27,993	14,079
Undistributed net investment income (Distributions in excess of net investment income)	(10,368)	4,563

Total net assets	$717,134	$658,864

Total liabilities and net assets	$1,334,761	$1,299,223

Shares of common stock outstanding ($0.001 par value, 200,000,000 and 100,000,000 authorized, respectively)	72,118	64,715
Net asset value per share	$9.94	$10.18

(1)	Amounts includes $1.2 million in net unrealized depreciation on other assets and accrued liabilities, including escrow receivables, estimated taxes payable and Citigroup warrant participation agreement liabilities.

See notes to consolidated financial statements.

The following table presents the assets and liabilities of our consolidated securitization trusts for the asset-backed notes (see Note 4), which are variable interest entities (“VIE”). The assets of our securitization VIEs can only be used to settle obligations of our consolidated securitization VIEs, these liabilities are only the obligations of our consolidated securitization VIEs, and the creditors (or beneficial interest holders) do not have recourse to our general credit. These assets and liabilities are included in the Consolidated Statements of Assets and Liabilities above.

(Dollars in thousands)	December 31, 2015	December 31, 2014
Assets
Restricted Cash	$9,191	$12,660
Total investments, at value (cost of $258,748 and $296,314, respectively)	257,657	291,464

Total assets	$266,848	$304,124

Liabilities
Asset-Backed Notes	$129,300	$145,349

Total liabilities	$129,300	$145,349

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	For the Year Ended December 31,
	2015	2014	2013
Investment income:
Interest income
Non-Control/Non-Affiliate investments	$139,919	$124,776	$121,302
Affiliate investments	347	1,842	2,369

Total interest income	140,266	126,618	123,671

Fees
Non-Control/Non-Affiliate investments	16,865	17,013	16,016
Affiliate investments	1	34	26

Total fees	16,866	17,047	16,042

Total investment income	157,132	143,665	139,713
Operating expenses:
Interest	30,834	28,041	30,334
Loan fees	6,055	5,919	4,807
General and administrative	16,658	10,209	9,354
Employee Compensation:
Compensation and benefits	20,713	16,604	16,179
Stock-based compensation	9,370	9,561	5,974

Total employee compensation	30,083	26,165	22,153

Total operating expenses	83,630	70,334	66,648
Loss on debt extinguishment (Long-term Liabilities—Convertible Senior Notes)	(1)	(1,581)	—

Net investment income	73,501	71,750	73,065
Net realized gain on investments
Non-Control/Non-Affiliate investments	5,147	20,112	14,836

Total net realized gain on investments	5,147	20,112	14,836

Net change in unrealized appreciation (depreciation) on investments
Non-Control/Non-Affiliate investments	(36,839)	(17,392)	12,370
Affiliate investments	1,107	(3,282)	(825)

Total net unrealized appreciation (depreciation) on investments	(35,732)	(20,674)	11,545

Total net realized and unrealized gain (loss)	(30,585)	(562)	26,381

Net increase in net assets resulting from operations	$42,916	$71,188	$99,446

Net investment income before investment gains and losses per common share:
Basic	$1.04	$1.13	$1.22

Change in net assets resulting from operations per common share:
Basic	$0.60	$1.12	$1.67

Diluted	$0.59	$1.10	$1.63

Weighted average shares outstanding
Basic	69,479	61,862	58,838

Diluted	69,663	63,225	60,292

Dividends declared per common share:
Basic	$1.24	$1.24	$1.11

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(dollars and shares in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation (Depreciation) on Investments	Accumulated Realized Gains (Losses) on Investments	Undistributed Net Investment Income/ (Distributions in Excess of Investment Income)	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2012	52,925	$53	$564,508	$(7,947)	$(36,916)	$(3,388)	$(342)	$515,968
Net increase (decrease) in net assets resulting from operations	—	—	—	11,545	14,836	73,065	—	99,446
Public offering, net of offering expenses	8,050	8	95,529	—	—	—	—	95,537
Issuance of common stock due to stock option exercises	2,019	2	25,245	—	—	—	—	25,247
Retired shares from net issuance	(1,739)	(2)	(26,112)	—	—	—	—	(26,114)
Issuance of common stock under restricted stock plan	606	1	(1)	—	—	—	—	—
Retired shares for restricted stock vesting	(183)	—	(1,878)	—	—	—	—	(1,878)
Issuance of common stock as stock dividend	159	—	2,201	—	—	—	—	2,201
Dividends distributed	—	—	—	—	—	(66,454)	—	(66,454)
Stock-based compensation	—	—	6,054	—	—	—	—	6,054
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(8,952)	—	6,840	2,112	—	—

Balance at December 31, 2013	61,837	$62	$656,594	$3,598	$(15,240)	$5,335	$(342)	$650,007

Net increase (decrease) in net assets resulting from operations	—	$—	$—	$(20,674)	$20,112	$71,750	$—	$71,188
Public offering, net of offering expenses	2,111	2	9,007	—	—	—	—	9,009
Issuance of common stock due to stock option exercises	354	—	3,955	—	—	—	—	3,955
Retired shares from net issuance	(277)	—	(4,564)	—	—	—	—	(4,564)
Issuance of common stock under restricted stock plan	990	1	(1)	—	—	—	—	—
Retired shares for restricted stock vesting	(397)	—	(3,292)	—	—	—	—	(3,292)
Issuance of common stock as stock dividend	97	—	1,485	—	—	—	—	1,485
Dividends distributed	—	—	—	—	—	(78,562)	—	(78,562)
Stock-based compensation	—	—	9,638	—	—	—	—	9,638
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(15,589)	—	9,207	6,382	—	—

Balance at December 31, 2014	64,715	$65	$657,233	$(17,076)	$14,079	$4,905	$(342)	$658,864

Net increase (decrease) in net assets resulting from operations	—	$—	$—	$(35,732)	$5,147	$73,501	$—	$42,916
Public offering, net of offering expenses	7,591	8	100,084	—	—	—	—	100,092
Acquisition of common stock under repurchase plan	(437)	—	(4,644)					(4,644)
Issuance of common stock due to stock option exercises	64	—	427	—	—	—	—	427
Retired shares from net issuance	(29)	—	(423)	—	—	—	—	(423)
Issuance of common stock under restricted stock plan	676	1	(1)	—	—	—	—	—
Retired shares for restricted stock vesting	(662)	(1)	(4,566)	—	—	—	—	(4,567)
Issuance of common stock as stock dividend	200	—	2,446	—	—	—	—	2,446
Dividends distributed	—	—	—	—	—	(87,438)	—	(87,438)
Stock-based compensation	—	—	9,461	—	—	—	—	9,461
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(7,773)	—	8,767	(994)	—	—

Balance at December 31, 2015	72,118	$73	$752,244	$(52,808)	$27,993	$(10,026)	$(342)	$717,134

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Year Ended December 31,
	2015	2014	2013
Cash flows from operating activities:
Net increase in net assets resulting from operations	$42,916	$71,188	$99,446
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(712,701)	(623,232)	(487,558)
Principal and fee payments received on investments	509,593	503,003	477,535
Proceeds from the sale of investments	17,892	33,432	44,832
Net unrealized depreciation (appreciation) on investments	35,732	20,674	(11,545)
Net realized gain on investments	(5,147)	(20,112)	(14,836)
Accretion of paid-in-kind principal	(4,037)	(2,549)	(3,103)
Accretion of loan discounts	(8,049)	(9,792)	(6,652)
Accretion of loan discount on Convertible Senior Notes	246	843	1,083
Loss on debt extinguishment (Long-term Liabilities—Convertible Senior Notes)	1	1,581	—
Payment of loan discount on Convertible Senior Notes	(5)	(4,195)	—
Accretion of loan exit fees	(14,947)	(11,541)	(9,251)
Change in deferred loan origination revenue	1,904	(281)	1,409
Unearned fees related to unfunded commitments	(2,064)	(259)	(1,525)
Amortization of debt fees and issuance costs	5,161	5,256	4,044
Depreciation	193	266	252
Stock-based compensation and amortization of restricted stock grants	9,461	9,638	6,054
Change in operating assets and liabilities:
Interest and fees receivable	213	(490)	672
Prepaid expenses and other assets	4,826	1,351	926
Accounts payable	(639)	271	54
Accrued liabilities	5,090	(1,583)	1,757

Net cash provided by (used in) operating activities	(114,361)	(26,531)	103,594

Cash flows from investing activities:
Purchases of capital equipment	(187)	(190)	(311)
Reduction of (investment in) restricted cash	3,469	(6,389)	(6,271)
Other long-term assets	—	25	—

Net cash provided by (used in) investing activities	3,282	(6,554)	(6,582)

Cash flows from financing activities:
Issuance of common stock, net	100,092	9,837	95,120
Repurchase of common stock, net	(4,645)	—	—
Retirement of employee shares	(4,562)	(3,901)	(2,744)
Dividends paid	(84,992)	(77,076)	(64,252)
Issuance of 2024 Notes Payable	—	103,000	—
Issuance of 2021 Asset-Backed Notes	—	129,300	—
Repayments of 2017 Asset-Backed Notes	(16,049)	(73,508)	(39,743)
Repayments of Long-Term SBA Debentures	—	(34,800)	—
Repayments of 2019 Notes	(60,000)	—	—
Borrowings of credit facilities	138,689	—	—
Repayments of credit facilities	(88,689)	—	—
Cash paid for debt issuance costs	—	(6,669)	—
Cash paid for redemption of Convertible Senior Notes	(65)	(53,131)	—
Fees paid for credit facilities and debentures	(620)	(1,219)	(19)

Net cash used in financing activities	(20,841)	(8,167)	(11,638)
Net increase (decrease) in cash and cash equivalents	(131,920)	(41,252)	85,374

Cash and cash equivalents at beginning of period	227,116	268,368	182,994

Cash and cash equivalents at end of period	$95,196	$227,116	$268,368

Supplemental non-cash investing and financing activities:
Interest paid	$30,527	$25,738	$25,245
Income taxes paid	$973	$133	$85
Dividends Reinvested	$2,446	$1,485	$2,201

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Debt Investments
Communications & Networking
1-5 Years Maturity
Avanti Communications Group(4)(9)	Communications & Networking	Senior Secured	October 2019	Interest rate FIXED 10.00%	$10,000	$8,900	$7,812
OpenPeak, Inc.(7)	Communications & Networking	Senior Secured	April 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$12,370	9,134	2,444
SkyCross, Inc.(7)(12)(13)(14)	Communications & Networking	Senior Secured	January 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%, PIK Interest 5.00%	$19,649	20,080	14,859
Spring Mobile Solutions, Inc.(13)	Communications & Networking	Senior Secured	January 2019	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$3,000	2,935	2,935

Subtotal: 1-5 Years Maturity						41,049	28,050

Subtotal: Communications & Networking (3.91%)*						41,049	28,050

Consumer & Business Products
Under 1 Year Maturity
Antenna79 (p.k.a. Pong Research Corporation)(12)(14)	Consumer & Business Products	Senior Secured	June 2016	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$308	308	308

Subtotal: Under 1 Year Maturity						308	308

1-5 Years Maturity
Antenna79 (p.k.a. Pong Research Corporation)(12)(13)(14)	Consumer & Business Products	Senior Secured	December 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%, PIK Interest 2.50%	$4,955	4,785	4,783
Miles, Inc. (p.k.a. Fluc, Inc.)(8)	Consumer & Business Products	Convertible Debt	March 2017	Interest rate FIXED 4.00%	$100	100	—
Nasty Gal(13)(14)	Consumer & Business Products	Senior Secured	May 2019	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$15,000	14,876	14,876
The Neat Company(7)(12)(13)(14)	Consumer & Business Products	Senior Secured	September 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%, PIK Interest 1.00%	$15,936	15,545	5,527

Subtotal: 1-5 Years Maturity						35,306	25,186

Subtotal: Consumer & Business Products (3.55%)*						35,614	25,494

Drug Delivery
1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(9)(10)(13)(14)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$20,466	20,772	20,678
Agile Therapeutics, Inc.(10)(13)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 4.75% or Floor rate of 9.00%	$16,500	16,231	16,107
BIND Therapeutics, Inc.(13)(14)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 5.10% or Floor rate of 8.35%	$15,000	15,119	15,044
BioQ Pharma Incorporated(10)(13)	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$10,000	10,180	10,066
	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 7.00% or Floor rate of 10.50%	$3,000	2,962	2,962

Total BioQ Pharma Incorporated					$13,000	13,142	13,028
Celator Pharmaceuticals, Inc.(10)(13)	Drug Delivery	Senior Secured	June 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$14,573	14,594	14,609
Celsion Corporation(10)(13)	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$6,346	6,501	6,544
Dance Biopharm, Inc.(13)(14)	Drug Delivery	Senior Secured	November 2017	Interest rate PRIME + 7.40% or Floor rate of 10.65%	$2,705	2,776	2,757

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Edge Therapeutics, Inc.(10)(13)	Drug Delivery	Senior Secured	March 2018	Interest rate PRIME + 6.45% or Floor rate of 9.95%	$5,466	$5,431	$5,455
Egalet Corporation(11)(13)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.15% or Floor rate of 9.40%	$15,000	14,967	15,036
Neos Therapeutics, Inc.(10)(13)(14)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$10,000	10,000	10,007
	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$10,000	10,043	9,998
	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$5,000	4,977	4,957

Total Neos Therapeutics, Inc.					$25,000	25,020	24,962
Pulmatrix Inc.(8)(10)(13)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$7,000	6,877	6,856
ZP Opco, Inc (p.k.a. Zosano Pharma)(10)(13)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 2.70% or Floor rate of 7.95%	$15,000	14,925	14,781

Subtotal: 1-5 Years Maturity						156,355	155,857

Subtotal: Drug Delivery (21.73%)*						156,355	155,857

Drug Discovery & Development
1-5 Years Maturity
Aveo Pharmaceuticals, Inc.(9)(13)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 6.65% or Floor rate of 11.90%	$10,000	10,076	9,944
Cerecor, Inc.(13)	Drug Discovery & Development	Senior Secured	August 2017	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$5,688	5,705	5,740
Cerulean Pharma, Inc.(11)(13)	Drug Discovery & Development	Senior Secured	July 2018	Interest rate PRIME + 1.55% or Floor rate of 7.30%	$21,000	21,132	21,109
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(10)(13)	Drug Discovery & Development	Senior Secured	December 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%	$25,000	25,507	25,550
Epirus Biopharmaceuticals, Inc.(11)(13)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$15,000	14,852	14,924
Genocea Biosciences, Inc.(10)(13)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 3.75% or Floor rate of 7.25%	$17,000	17,008	16,948
Immune Pharmaceuticals(10)(13)	Drug Discovery & Development	Senior Secured	September 2018	Interest rate PRIME + 6.50% or Floor rate of 10.00%	$4,500	4,374	4,374
Insmed, Incorporated(10)(13)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$25,000	25,128	24,991
Mast Therapeutics, Inc.(13)(14)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 5.70% or Floor rate of 8.95%	$15,000	14,808	14,808
Melinta Therapeutics(11)(13)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 3.75% or Floor rate of 8.25%	$30,000	29,843	29,703
Merrimack Pharmaceuticals, Inc.(9)	Drug Discovery & Development	Senior Secured	December 2022	Interest rate FIXED 11.50%	$25,000	25,000	25,000
Neothetics, Inc. (p.k.a. Lithera, Inc)(13)(14)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$10,000	9,966	9,940
Neuralstem, Inc.(13)(14)	Drug Discovery & Development	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$8,335	8,418	8,397
Paratek Pharmaceutcals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(13)(14)	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%	$20,000	19,828	19,828
uniQure B.V.(4)(9)(10)(13)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 5.00% or Floor rate of 10.25%	$20,000	19,956	19,929
XOMA Corporation(9)(13)(14)	Drug Discovery & Development	Senior Secured	September 2018	Interest rate PRIME + 2.15% or Floor rate of 9.40%	$20,000	19,974	19,815

Subtotal: 1-5 Years Maturity						271,575	271,000

Subtotal: Drug Discovery & Development (37.79%)*						271,575	271,000

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Electronics & Computer Hardware
1-5 Years Maturity
Persimmon Technologies(13)	Electronics & Computer Hardware	Senior Secured	June 2019	Interest rate PRIME + 7.50% or Floor rate of 11.00%	$7,000	$6,873	$6,873

Subtotal: 1-5 Years Maturity						6,873	6,873

Subtotal: Electronics & Computer Hardware (0.96%)*						6,873	6,873

Sustainable and Renewable Technology
Under 1 Year Maturity
Agrivida, Inc.(13)(14)	Sustainable and Renewable Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,362	4,587	4,587
American Superconductor Corporation(10)(13)	Sustainable and Renewable Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$3,667	4,106	4,106
Fluidic, Inc.(10)(13)	Sustainable and Renewable Technology	Senior Secured	March 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$784	931	931
Polyera Corporation(13)(14)	Sustainable and Renewable Technology	Senior Secured	April 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$637	890	890
Stion Corporation(5)(13)	Sustainable and Renewable Technology	Senior Secured	March 2016	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$2,200	2,200	1,013
Sungevity, Inc.(11)	Sustainable and Renewable Technology	Senior Secured	April 2016	Interest rate PRIME + 3.70% or Floor rate of 6.95%	$20,000	20,000	20,000

Subtotal: Under 1 Year Maturity						32,714	31,527

1-5 Years Maturity
American Superconductor Corporation(10)(13)	Sustainable and Renewable Technology	Senior Secured	June 2017	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$1,500	1,496	1,484
Amyris, Inc.(9)(11)(13)	Sustainable and Renewable Technology	Senior Secured	February 2017	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$17,543	17,543	17,499
	Sustainable and Renewable Technology	Senior Secured	February 2017	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$3,497	3,497	3,488
	Sustainable and Renewable Technology	Senior Secured	February 2017	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$10,960	11,045	11,045

Total Amyris, Inc.					$32,000	32,085	32,032
Modumetal, Inc.(13)	Sustainable and Renewable Technology	Senior Secured	March 2017	Interest rate PRIME + 8.70% or Floor rate of 11.95%	$1,759	2,062	2,032
	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$7,061	7,101	7,080

Total Modumetal, Inc.					$8,820	9,163	9,112
Polyera Corporation(13)	Sustainable and Renewable Technology	Senior Secured	January 2017	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$1,254	1,455	1,455
Proterra, Inc.(10)(13)	Sustainable and Renewable Technology	Senior Secured	December 2018	Interest rate PRIME + 6.95% or Floor rate of 10.20%	$25,000	24,995	24,550

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Sungevity, Inc.(11)(13)	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 3.70% or Floor rate of 6.95%	$35,000	$34,733	$34,773
Tendril Networks(13)	Sustainable and Renewable Technology	Senior Secured	June 2019	Interest rate FIXED 7.25%	$15,000	14,735	14,477

Subtotal: 1-5 Years Maturity						118,662	117,883

Subtotal: Sustainable and Renewable Technology (20.83%)*						151,376	149,410

Healthcare Services, Other
1-5 Years Maturity
Chromadex Corporation(13)(14)	Healthcare Services, Other	Senior Secured	April 2018	Interest rate PRIME + 6.10% or Floor rate of 9.35%	$5,000	4,907	4,918
InstaMed Communications, LLC(13)(14)	Healthcare Services, Other	Senior Secured	February 2019	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$10,000	10,048	10,049

Subtotal: 1-5 Years Maturity						14,955	14,967

Subtotal: Healthcare Services, Other (2.09%)*						14,955	14,967

Information Services
Under 1 Year Maturity
Eccentex Corporation(13)(16)	Information Services	Senior Secured	May 2015	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$13	28	28
InXpo, Inc.(13)(14)	Information Services	Senior Secured	October 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$1,589	1,624	1,624

Subtotal: Under 1 Year Maturity						1,652	1,652

Subtotal: Information Services (0.23%)*						1,652	1,652

Internet Consumer & Business Services
Under 1 Year Maturity
NetPlenish(7)(8)(14)	Internet Consumer & Business Services	Convertible Debt	September 2016	Interest rate FIXED 10.00%	$381	373	—
	Internet Consumer & Business Services	Senior Secured	April 2016	Interest rate FIXED 10.00%	$45	45	—

Total NetPlenish					$426	418	—

Subtotal: Under 1 Year Maturity						418	—

1-5 Years Maturity
Aria Systems, Inc.(10)(12)	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 5.20% or Floor rate of 8.95%, PIK Interest 1.95%	$18,101	17,850	17,673
	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 3.20% or Floor rate of 6.95%, PIK Interest 1.95%	$2,021	1,995	1,972

Total Aria Systems, Inc.					$20,122	19,845	19,645
One Planet Ops Inc. (p.k.a. Reply! Inc.)(7)(12)	Internet Consumer & Business Services	Senior Secured	March 2019	Interest rate PRIME + 4.25% or Floor rate of 7.50%	$6,321	5,811	5,811
	Internet Consumer & Business Services	Senior Secured	March 2019	PIK Interest 2.00%	$2,129	2,129	55

Total One Planet Ops Inc. (p.k.a. Reply! Inc.)					$8,450	7,940	5,866

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
ReachLocal(13)	Internet Consumer & Business Services	Senior Secured	April 2018	Interest rate PRIME + 8.50% or Floor rate of 11.75%	$25,000	$24,868	$24,769
Tapjoy, Inc.(11)(13)	Internet Consumer & Business Services	Senior Secured	July 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$20,000	19,598	19,514
Tectura Corporation(7)(12)(15)	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	6,468	4,851
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 8.00% or Floor rate of 11.00%, PIK Interest 1.00%	$8,170	8,170	6,128
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	563	422
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$5,000	5,000	3,750

Total Tectura Corporation					$20,201	20,201	15,151

Subtotal: 1-5 Years Maturity						92,452	84,945

Subtotal: Internet Consumer & Business Services (11.85%)*						92,870	84,945

Media/Content/Info
Under 1 Year Maturity
Zoom Media Group, Inc.	Media/Content/Info	Senior Secured	January 2016	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$5,060	5,060	5,060

Subtotal: Under 1 Year Maturity						5,060	5,060

1-5 Years Maturity
Machine Zone, Inc.(12)	Media/Content/Info	Senior Secured	May 2018	Interest rate PRIME + 2.50% or Floor rate of 6.75%, PIK Interest 3.00%	$90,729	88,730	88,101

Subtotal: 1-5 Years Maturity						88,730	88,101

Subtotal: Media/Content/Info (12.99%)*						93,790	93,161

Medical Devices & Equipment
Under 1 Year Maturity
Medrobotics Corporation(13)(14)	Medical Devices & Equipment	Senior Secured	March 2016	Interest rate PRIME + 7.85% or Floor rate of 11.10%	$576	735	735
SonaCare Medical, LLC (p.k.a. US HIFU, LLC)(13)	Medical Devices & Equipment	Senior Secured	April 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$292	700	700

Subtotal: Under 1 Year Maturity						1,435	1,435

1-5 Years Maturity
Amedica Corporation(8)(13)(14)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 9.20% or Floor rate of 12.45%	$17,051	17,642	17,350
Aspire Bariatrics, Inc.(13)(14)	Medical Devices & Equipment	Senior Secured	October 2018	Interest rate PRIME + 4.00% or Floor rate of 9.25%	$7,000	6,771	6,739
Avedro, Inc.(13)(14)	Medical Devices & Equipment	Senior Secured	June 2018	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$12,500	12,391	12,201
Flowonix Medical Incorporated(11)(13)	Medical Devices & Equipment	Senior Secured	May 2018	Interest rate PRIME + 6.50% or Floor rate of 10.00%	$15,000	15,071	14,974
Gamma Medica, Inc.(10)(13)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$4,000	4,009	3,989

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
InspireMD, Inc.(4)(9)(13)	Medical Devices & Equipment	Senior Secured	February 2017	Interest rate PRIME + 5.00% or Floor rate of 10.50%	$5,009	$5,380	$3,764
Quanterix Corporation(10)(13)	Medical Devices & Equipment	Senior Secured	February 2018	Interest rate PRIME + 2.75% or Floor rate of 8.00%	$9,661	9,718	9,659
SynergEyes, Inc.(13)(14)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$4,263	4,516	4,464

Subtotal: 1-5 Years Maturity						75,498	73,140

Subtotal: Medical Devices & Equipment (10.40%)*						76,933	74,575

Semiconductors
Under 1 Year Maturity
Achronix Semiconductor Corporation(14)	Semiconductors	Senior Secured	July 2016	Interest rate PRIME + 4.75% or Floor rate of 8.00%	$5,000	5,000	5,000

Subtotal: Under 1 Year Maturity						5,000	5,000

1-5 Years Maturity
Achronix Semiconductor Corporation(13)(14)	Semiconductors	Senior Secured	July 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,000	5,027	4,999
Aquantia Corporation	Semiconductors	Senior Secured	February 2017	Interest rate PRIME + 2.95% or Floor rate of 6.20%	$5,001	5,001	5,001
Avnera Corporation(10)(13)	Semiconductors	Senior Secured	April 2018	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$7,500	7,498	7,568

Subtotal: 1-5 Years Maturity						17,526	17,568

Subtotal: Semiconductors (3.15%)*						22,526	22,568

Software
Under 1 Year Maturity
Clickfox, Inc.(13)(14)(16)	Software	Senior Secured	December 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$3,300	3,465	3,465
JumpStart Games, Inc. (p.k.a. Knowledge Adventure, Inc.)(12)(13)(14)	Software	Senior Secured	October 2016	Interest rate FIXED 5.75%, PIK Interest 10.75%	$1,335	1,350	875
Neos, Inc.(13)(14)	Software	Senior Secured	May 2016	Interest rate PRIME + 6.75% or Floor rate of 10.50%	$729	895	895
Touchcommerce, Inc.(14)	Software	Senior Secured	August 2016	Interest rate PRIME + 2.25% or Floor rate of 6.50%	$5,511	5,511	5,511

Subtotal: Under 1 Year Maturity						11,221	10,746

1-5 Years Maturity
Actifio, Inc.(12)	Software	Senior Secured	January 2019	Interest rate PRIME + 4.25% or Floor rate of 8.25%, PIK Interest 2.25%	$30,263	30,019	29,712
Clickfox, Inc.(13)(14)	Software	Senior Secured	March 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,475	5,490	5,490
Druva, Inc.(10)(13)	Software	Senior Secured	March 2018	Interest rate PRIME + 4.60% or Floor rate of 7.85%	$12,000	12,080	12,034
JumpStart Games, Inc. (p.k.a. Knowledge Adventure, Inc.)(12)(13)(14)	Software	Senior Secured	March 2018	Interest rate FIXED 5.75%, PIK Interest 10.75%	$11,082	11,174	7,245
Message Systems, Inc.(14)	Software	Senior Secured	February 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$17,500	17,103	17,013
	Software	Senior Secured	February 2017	Interest rate PRIME + 2.75% or Floor rate of 6.00%	$1,618	1,618	1,616

Total Message Systems, Inc.					$19,118	18,721	18,629

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
RedSeal Inc.(13)(14)	Software	Senior Secured	June 2017	Interest rate PRIME + 3.25% or Floor rate of 6.50%	$3,000	$3,000	$2,987
	Software	Senior Secured	June 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,000	5,006	4,979

Total RedSeal Inc.					$8,000	8,006	7,966
Soasta, Inc.(13)(14)	Software	Senior Secured	February 2018	Interest rate PRIME + 2.25% or Floor rate of 5.50%	$3,500	3,432	3,419
	Software	Senior Secured	February 2018	Interest rate PRIME + 4.75% or Floor rate of 8.00%	$15,000	14,699	14,646

Total Soasta, Inc.					$18,500	18,131	18,065
Touchcommerce, Inc.(13)(14)	Software	Senior Secured	February 2018	Interest rate PRIME + 6.00% or Floor rate of 10.25%	$12,000	11,853	11,721

Subtotal: 1-5 Years Maturity						115,474	110,862

Subtotal: Software (16.96%)*						126,695	121,608

Specialty Pharmaceuticals
Under 1 Year Maturity
Cranford Pharmaceuticals, LLC(10)(12)	Specialty Pharmaceuticals	Senior Secured	August 2016	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$1,100	1,100	1,100

Subtotal: Under 1 Year Maturity						1,100	1,100

1-5 Years Maturity
Alimera Sciences, Inc.(10)(13)	Specialty Pharmaceuticals	Senior Secured	May 2018	Interest rate PRIME + 7.65% or Floor rate of 10.90%	$35,000	34,296	34,309
Cranford Pharmaceuticals, LLC(10)(12)(13)(14)	Specialty Pharmaceuticals	Senior Secured	August 2017	Interest rate LIBOR + 9.55% or Floor rate of 10.80%, PIK Interest 1.35%	$10,041	10,164	10,235
Jaguar Animal Health, Inc.(10)(13)	Specialty Pharmaceuticals	Senior Secured	August 2018	Interest rate PRIME + 5.65% or Floor rate of 9.90%	$6,000	6,009	6,009

Subtotal: 1-5 Years Maturity						50,469	50,553

Subtotal: Specialty Pharmaceuticals (7.20%)*						51,569	51,653

Surgical Devices

1-5 Years Maturity
Transmedics, Inc.(13)	Surgical Devices	Senior Secured	March 2019	Interest rate PRIME + 5.30% or Floor rate of 9.55%	$8,500	8,471	8,396

Subtotal: 1-5 Years Maturity						8,471	8,396

Subtotal: Surgical Devices (1.17%)*						8,471	8,396

Total Debt Investments (154.81%)*						1,152,303	1,110,209

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.(14)	Biotechnology Tools	Equity	Preferred Series C	189,394	$500	$532

Subtotal: Biotechnology Tools (0.07%)*					500	532

Communications & Networking
GlowPoint, Inc.(3)	Communications & Networking	Equity	Common Stock	114,192	102	57
Peerless Network, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	4,380

Subtotal: Communications & Networking (0.62%)*					1,102	4,437

Consumer & Business Products
Market Force Information, Inc.	Consumer & Business Products	Equity	Common Stock	480,261	—	217
	Consumer & Business Products	Equity	Preferred Series B-1	187,970	500	3

Total Market Force Information, Inc.				668,231	500	220

Subtotal: Consumer & Business Products (0.03%)*					500	220

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	304

Subtotal: Diagnostic (0.04%)*					750	304

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)	Drug Delivery	Equity	Common Stock	54,240	108	209
BioQ Pharma Incorporated(14)	Drug Delivery	Equity	Preferred Series D	165,000	500	660
Edge Therapeutics, Inc.(3)	Drug Delivery	Equity	Common Stock	157,190	1,000	1,965
Merrion Pharmaceuticals, Plc(3)(4)(9)	Drug Delivery	Equity	Common Stock	20,000	9	—
Neos Therapeutics, Inc.(3)(14)	Drug Delivery	Equity	Common Stock	125,000	1,500	1,790
Revance Therapeutics, Inc.(3)	Drug Delivery	Equity	Common Stock	22,765	557	778

Subtotal: Drug Delivery (0.75%)*					3,674	5,402

Drug Discovery & Development
Aveo Pharmaceuticals, Inc.(3)(9)(14)	Drug Discovery & Development	Equity	Common Stock	167,864	842	212
Cerecor, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	119,087	1,000	399
Cerulean Pharma, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	135,501	1,000	379
Dicerna Pharmaceuticals, Inc.(3)(14)	Drug Discovery & Development	Equity	Common Stock	142,858	1,000	1,695
Dynavax Technologies(3)(9)	Drug Discovery & Development	Equity	Common Stock	20,000	550	483
Epirus Biopharmaceuticals, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	200,000	1,000	618
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	223,463	2,000	1,178
Inotek Pharmaceuticals Corporation(3)	Drug Discovery & Development	Equity	Common Stock	3,778	1,500	43
Insmed, Incorporated(3)	Drug Discovery & Development	Equity	Common Stock	70,771	1,000	1,284
Melinta Therapeutics	Drug Discovery & Development	Equity	Preferred Series 4	1,914,448	2,000	2,026
Paratek Pharmaceutcals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(3)	Drug Discovery & Development	Equity	Common Stock	76,362	2,743	1,450

Subtotal: Drug Discovery & Development (1.36%)*					14,635	9,767

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Electronics & Computer Hardware
Identiv, Inc.(3)	Electronics & Computer Hardware	Equity	Common Stock	6,700	$34	$13

Subtotal: Electronics & Computer Hardware (0.00%)*					34	13

Sustainable and Renewable Technology
Glori Energy, Inc.(3)	Sustainable and Renewable Technology	Equity	Common Stock	18,208	165	6
Modumetal, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series C	3,107,520	500	455
SCIEnergy, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series 1	385,000	761	—
Sungevity, Inc.(14)	Sustainable and Renewable Technology	Equity	Preferred Series D	68,807,339	6,750	6,912

Subtotal: Sustainable and Renewable Technology (1.03%)*					8,176	7,373

Internet Consumer & Business Services
Blurb, Inc.(14)	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	244
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Equity	Preferred Series C	230,030	250	264
	Internet Consumer & Business Services	Equity	Preferred Series D	198,677	250	249

Total Lightspeed POS, Inc.				428,707	500	513
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	349
	Internet Consumer & Business Services	Equity	Preferred Series H	87,802	250	248

Total Oportun (p.k.a. Progress Financial)				306,153	500	597
Philotic, Inc.	Internet Consumer & Business Services	Equity	Common Stock	9,023	93	—
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Equity	Preferred Series AA	34,783	15	28
Taptera, Inc.	Internet Consumer & Business Services	Equity	Preferred Series B	454,545	150	99

Subtotal: Internet Consumer & Business Services (0.21%)*					1,433	1,481

Medical Devices & Equipment
AtriCure, Inc.(3)(14)	Medical Devices & Equipment	Equity	Common Stock	7,536	266	155
Flowonix Medical Incorporated	Medical Devices & Equipment	Equity	Preferred Series E	221,893	1,500	1,953
Gelesis, Inc.(14)	Medical Devices & Equipment	Equity	Common Stock	198,202	—	1,005
	Medical Devices & Equipment	Equity	Preferred Series A-1	191,210	425	1,051
	Medical Devices & Equipment	Equity	Preferred Series A-2	191,626	500	1,012

Total Gelesis, Inc.				581,038	925	3,068

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Medrobotics Corporation(14)	Medical Devices & Equipment	Equity	Preferred Series E	136,798	$250	$208
	Medical Devices & Equipment	Equity	Preferred Series F	73,971	155	189
	Medical Devices & Equipment	Equity	Preferred Series G	163,934	500	500

Total Medrobotics Corporation				374,703	905	897
Novasys Medical, Inc.	Medical Devices & Equipment	Equity	Preferred Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(5)(14)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	565
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	169
	Medical Devices & Equipment	Equity	Preferred Series D	55,103,923	5,257	5,927

Total Optiscan Biomedical, Corp.				63,216,799	8,912	6,661
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Equity	Preferred Series 1	1,086,969	500	266
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Equity	Preferred Series B	232,061	527	543

Subtotal: Medical Devices & Equipment (1.89%)*					14,535	13,543

Software
Box, Inc.(3)(14)	Software	Equity	Common Stock	1,287,347	5,653	17,957
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	79
Druva, Inc.	Software	Equity	Preferred Series 2	458,841	1,000	1,031
ForeScout Technologies, Inc.	Software	Equity	Preferred Series D	319,099	398	1,368
	Software	Equity	Preferred Series E	80,587	131	350

Total ForeScout Technologies, Inc.				399,686	529	1,718
HighRoads, Inc.	Software	Equity	Preferred Series B	190,170	307	—
NewVoiceMedia Limited(4)(9)	Software	Equity	Preferred Series E	669,173	963	1,016
WildTangent, Inc.(14)	Software	Equity	Preferred Series 3	100,000	402	190

Subtotal: Software (3.07%)*					8,905	21,991

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	Preferred Series E	241,829	750	—
	Specialty Pharmaceuticals	Equity	Preferred Series E-1	26,955	—	—
	Specialty Pharmaceuticals	Equity	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company				4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					750	—

Surgical Devices
Gynesonics, Inc.(14)	Surgical Devices	Equity	Preferred Series B	219,298	250	32
	Surgical Devices	Equity	Preferred Series C	656,538	282	46
	Surgical Devices	Equity	Preferred Series D	1,991,157	712	637
	Surgical Devices	Equity	Preferred Series E	2,785,402	429	422

Total Gynesonics, Inc.				5,652,395	1,673	1,137
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	154
	Surgical Devices	Equity	Preferred Series C	119,999	300	96
	Surgical Devices	Equity	Preferred Series D	260,000	650	521
	Surgical Devices	Equity	Preferred Series F	100,200	500	471

Total Transmedics, Inc.				569,160	2,550	1,242

Subtotal: Surgical Devices (0.33%)*					4,223	2,379

Total: Equity Investments (9.40%)*					59,217	67,442

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Warrant Investments
Biotechnology Tools
Labcyte, Inc.(14)	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	$323	$187

Subtotal: Biotechnology Tools (0.03%)*					323	187

Communications & Networking
Intelepeer, Inc.(14)	Communications & Networking	Warrant	Common Stock	117,958	102	—
OpenPeak, Inc.	Communications & Networking	Warrant	Common Stock	108,982	149	—
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	62
Peerless Network, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	375
Ping Identity Corporation	Communications & Networking	Warrant	Preferred Series B	1,136,277	52	236
SkyCross, Inc.(14)	Communications & Networking	Warrant	Preferred Series F	9,762,777	394	—
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Preferred Series D	2,834,375	418	53

Subtotal: Communications & Networking (0.10%)*					1,271	726

Consumer & Business Products
Antenna79 (p.k.a. Pong Research Corporation)(14)	Consumer & Business Products	Warrant	Preferred Series A	1,662,441	228	2
Intelligent Beauty, Inc.(14)	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	214
IronPlanet, Inc.	Consumer & Business Products	Warrant	Preferred Series D	1,155,821	1,076	651
Market Force Information, Inc.	Consumer & Business Products	Warrant	Preferred Series A-1	150,212	24	10
Nasty Gal(14)	Consumer & Business Products	Warrant	Preferred Series C	845,194	23	20
The Neat Company(14)	Consumer & Business Products	Warrant	Preferred Series C-1	540,540	365	—

Subtotal: Consumer & Business Products (0.13%)*					1,946	897

Diagnostic
Navidea Biopharmaceuticals, Inc. (p.k.a. Neoprobe)(3)(14)	Diagnostic	Warrant	Common Stock	333,333	244	17

Subtotal: Diagnostic (0.00%)*					244	17

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)(14)	Drug Delivery	Warrant	Common Stock	176,730	786	238
Agile Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	180,274	730	680
BIND Therapeutics, Inc.(3)(14)	Drug Delivery	Warrant	Common Stock	152,586	488	6
BioQ Pharma Incorporated	Drug Delivery	Warrant	Common Stock	459,183	1	423
Celator Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	210,675	138	59
Celsion Corporation(3)	Drug Delivery	Warrant	Common Stock	194,986	428	20
Dance Biopharm, Inc.(14)	Drug Delivery	Warrant	Common Stock	43,813	74	55
Edge Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	78,595	390	417
Kaleo, Inc. (p.k.a. Intelliject, Inc.)	Drug Delivery	Warrant	Preferred Series B	82,500	594	1,217
Neos Therapeutics, Inc.(3)(14)	Drug Delivery	Warrant	Common Stock	70,833	285	275
Pulmatrix Inc.(3)	Drug Delivery	Warrant	Common Stock	25,150	116	12
ZP Opco, Inc (p.k.a. Zosano Pharma)(3)	Drug Delivery	Warrant	Common Stock	72,379	266	4

Subtotal: Drug Delivery (0.47%)*					4,296	3,406

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Drug Discovery & Development
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	89,750	$295	$98
Anthera Pharmaceuticals, Inc.(3)(14)	Drug Discovery & Development	Warrant	Common Stock	40,178	984	—
Aveo Pharmaceuticals, Inc.(3)(9)	Drug Discovery & Development	Warrant	Common Stock	608,696	194	216
Cerecor, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	22,328	70	10
Cerulean Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	171,901	369	90
Chroma Therapeutics, Ltd.(4)(9)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	—
Cleveland BioLabs, Inc.(3)(14)	Drug Discovery & Development	Warrant	Common Stock	7,813	105	5
Concert Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	70,796	367	368
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(3)	Drug Discovery & Development	Warrant	Common Stock	292,398	165	59
Dicerna Pharmaceuticals, Inc.(3)(14)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Epirus Biopharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	64,194	276	55
Fortress Biotech, Inc. (p.k.a. Coronado Biosciences, Inc.)(3)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	11
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,725	266	92
Immune Pharmaceuticals(3)	Drug Discovery & Development	Warrant	Common Stock	214,853	164	40
Mast Therapeutics, Inc.(3)(14)	Drug Discovery & Development	Warrant	Common Stock	1,524,389	203	215
Melinta Therapeutics	Drug Discovery & Development	Warrant	Preferred Series 3	1,382,323	626	130
Nanotherapeutics, Inc.(14)	Drug Discovery & Development	Warrant	Common Stock	171,389	838	1,762
Neothetics, Inc. (p.k.a. Lithera, Inc)(3)(14)	Drug Discovery & Development	Warrant	Common Stock	46,838	266	2
Neuralstem, Inc.(3)(14)	Drug Discovery & Development	Warrant	Common Stock	75,187	77	12
Paratek Pharmaceutcals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(3)(14)	Drug Discovery & Development	Warrant	Common Stock	21,467	129	36
uniQure B.V.(3)(4)(9)	Drug Discovery & Development	Warrant	Common Stock	37,174	218	183
XOMA Corporation(3)(9)(14)	Drug Discovery & Development	Warrant	Common Stock	181,268	279	115

Subtotal: Drug Discovery & Development (0.49%)*					6,551	3,499

Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	—
Persimmon Technologies	Electronics & Computer Hardware	Warrant	Preferred Series C	43,076	40	42

Subtotal: Electronics & Computer Hardware (0.01%)*					52	42

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Sustainable and Renewable Technology
Agrivida, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series D	471,327	$120	$38
Alphabet Energy, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series A	86,329	82	159
American Superconductor Corporation(3)	Sustainable and Renewable Technology	Warrant	Common Stock	58,823	39	82
Brightsource Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 1	116,667	104	6
Calera, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series B	437,500	308	176
Fluidic, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series D	61,804	102	43
Fulcrum Bioenergy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series C-1	280,897	275	152
GreatPoint Energy, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series D-1	393,212	548	—
Polyera Corporation(14)	Sustainable and Renewable Technology	Warrant	Preferred Series C	311,609	338	10
Proterra, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 4	397,931	37	50
SCIEnergy, Inc.	Sustainable and Renewable Technology	Warrant	Common Stock	530,811	181	—
	Sustainable and Renewable Technology	Warrant	Preferred Series 1	145,811	50	—

Total SCIEnergy, Inc.				676,622	231	—
Scifiniti (p.k.a. Integrated Photovoltaics, Inc.)(14)	Sustainable and Renewable Technology	Warrant	Preferred Series A-1	390,000	82	48
Solexel, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series C	1,171,625	1,162	466
Stion Corporation(5)	Sustainable and Renewable Technology	Warrant	Preferred Series Seed	2,154	1,378	—
Sungevity, Inc.	Sustainable and Renewable Technology	Warrant	Common Stock	20,000,000	543	569
	Sustainable and Renewable Technology	Warrant	Preferred Series C	32,472,222	902	525

Total Sungevity, Inc.				52,472,222	1,445	1,094
TAS Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series AA	428,571	299	—
Tendril Networks	Sustainable and Renewable Technology	Warrant	Preferred Series 3-A	1,019,793	188	242
TPI Composites, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series B	160	273	85
Trilliant, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series A	320,000	162	53

Subtotal: Sustainable and Renewable Technology (0.38%)*					7,686	2,704

Healthcare Services, Other
Chromadex Corporation(3)(14)	Healthcare Services, Other	Warrant	Common Stock	419,020	157	164

Subtotal: Healthcare Services, Other (0.02%)*					157	164

Information Services
Cha Cha Search, Inc.(14)	Information Services	Warrant	Preferred Series G	48,232	58	—
INMOBI Inc.(4)(9)	Information Services	Warrant	Common Stock	46,874	82	3
InXpo, Inc.(14)	Information Services	Warrant	Preferred Series C	648,400	98	2
	Information Services	Warrant	Preferred Series C-1	1,032,416	74	—

Total InXpo, Inc.				1,680,816	172	2
RichRelevance, Inc.(14)	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.00%)*					410	5

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Internet Consumer & Business Services
Aria Systems, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series E	239,692	$73	$88
Blurb, Inc.(14)	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	148
CashStar, Inc.(14)	Internet Consumer & Business Services	Warrant	Preferred Series C-2	727,272	130	34
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	206,184	1,102	1,104
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Warrant	Preferred Series C	245,610	20	82
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	104
Prism Education Group, Inc.(14)	Internet Consumer & Business Services	Warrant	Preferred Series B	200,000	43	—
ReachLocal(3)	Internet Consumer & Business Services	Warrant	Common Stock	300,000	155	290
ShareThis, Inc.(14)	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	547	93
Tapjoy, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	748,670	316	8
Tectura Corporation	Internet Consumer & Business Services	Warrant	Preferred Series B-1	253,378	51	—

Subtotal: Internet Consumer & Business Services (0.27%)*					3,151	1,951

Media/Content/Info
Machine Zone, Inc.	Media/Content/Info	Warrant	Common Stock	143,626	1,802	2,086
Rhapsody International, Inc.(14)	Media/Content/Info	Warrant	Common Stock	715,755	384	218
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	23

Subtotal: Media/Content/Info (0.32%)*					2,534	2,327

Medical Devices & Equipment
Amedica Corporation(3)(14)	Medical Devices & Equipment	Warrant	Common Stock	1,548,387	459	31
Aspire Bariatrics, Inc.(14)	Medical Devices & Equipment	Warrant	Preferred Series D	395,000	455	236
Avedro, Inc.(14)	Medical Devices & Equipment	Warrant	Preferred Series AA	300,000	401	142
Flowonix Medical Incorporated	Medical Devices & Equipment	Warrant	Preferred Series E	110,947	203	428
Gamma Medica, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	357,500	170	144
Gelesis, Inc.(14)	Medical Devices & Equipment	Warrant	Preferred Series A-1	74,784	78	262
InspireMD, Inc.(3)(4)(9)	Medical Devices & Equipment	Warrant	Common Stock	16,835	242	—
Medrobotics Corporation(14)	Medical Devices & Equipment	Warrant	Preferred Series E	455,539	370	244
NetBio, Inc.	Medical Devices & Equipment	Warrant	Common Stock	2,568	408	19
NinePoint Medical, Inc.(14)	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	119
Novasys Medical, Inc.	Medical Devices & Equipment	Warrant	Common Stock	109,449	2	—
	Medical Devices & Equipment	Warrant	Preferred Series D	526,840	125	—
	Medical Devices & Equipment	Warrant	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.				689,896	133	—

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Optiscan Biomedical, Corp.(5)(14)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	$1,252	$312
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Warrant	Common Stock	954	66	—
	Medical Devices & Equipment	Warrant	Preferred Series 1	1,632,084	676	63

Total Oraya Therapeutics, Inc.				1,633,038	742	63
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Warrant	Preferred Series A	500,000	402	298
Quanterix Corporation	Medical Devices & Equipment	Warrant	Preferred Series C	115,618	156	60
SonaCare Medical, LLC (p.k.a. US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	6,464	188	—
Strata Skin Sciences, Inc. (p.k.a. MELA Sciences, Inc.)(3)	Medical Devices & Equipment	Warrant	Common Stock	69,320	402	—
ViewRay, Inc.(3)(14)	Medical Devices & Equipment	Warrant	Common Stock	128,231	333	84

Subtotal: Medical Devices & Equipment (0.34%)*					6,564	2,442

Semiconductors
Achronix Semiconductor Corporation(14)	Semiconductors	Warrant	Preferred Series C	360,000	160	27
	Semiconductors	Warrant	Preferred Series D-1	500,000	6	6

Total Achronix Semiconductor Corporation				860,000	166	33
Aquantia Corp.	Semiconductors	Warrant	Preferred Series G	196,831	4	39
Avnera Corporation	Semiconductors	Warrant	Preferred Series E	141,567	47	65

Subtotal: Semiconductors (0.02%)*					217	137

Software
Actifio, Inc.	Software	Warrant	Common Stock	73,584	249	210
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	188	—
CareCloud Corporation(14)	Software	Warrant	Preferred Series B	413,433	258	625
Clickfox, Inc.(14)	Software	Warrant	Preferred Series B	1,038,563	330	362
	Software	Warrant	Preferred Series C	592,019	730	272
	Software	Warrant	Preferred Series C-A	46,109	13	16

Total Clickfox, Inc.				1,676,691	1,073	650
Hillcrest Laboratories, Inc.(14)	Software	Warrant	Preferred Series E	1,865,650	55	138
JumpStart Games, Inc. (p.k.a Knowledge Holdings, Inc.)(14)	Software	Warrant	Preferred Series E	614,333	16	—
Message Systems, Inc.(14)	Software	Warrant	Preferred Series B	408,011	334	497
Mobile Posse, Inc.(14)	Software	Warrant	Preferred Series C	396,430	130	59
Neos, Inc.(14)	Software	Warrant	Common Stock	221,150	22	113
NewVoiceMedia Limited(4)(9)	Software	Warrant	Preferred Series E	225,586	33	55
Poplicus, Inc.(14)	Software	Warrant	Preferred Series C	2,595,230	—	110
Soasta, Inc.(14)	Software	Warrant	Preferred Series E	410,800	691	561
Sonian, Inc.(14)	Software	Warrant	Preferred Series C	185,949	106	39
Touchcommerce, Inc.(14)	Software	Warrant	Preferred Series E	2,282,968	446	581

Subtotal: Software (0.51%)*					3,601	3,638

Specialty Pharmaceuticals
Alimera Sciences, Inc.(3)	Specialty Pharmaceuticals	Warrant	Common Stock	660,377	729	435
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	Preferred Series E	155,324	307	—

Subtotal: Specialty Pharmaceuticals (0.06%)*					1,036	435

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Surgical Devices
Gynesonics, Inc.(14)	Surgical Devices	Warrant	Preferred Series C	180,480	$75	$12
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	223

Total Gynesonics, Inc.				1,756,445	395	235
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	224	2
	Surgical Devices	Warrant	Preferred Series D	175,000	100	170
	Surgical Devices	Warrant	Preferred Series F	16,476	3	3

Total Transmedics, Inc.				231,912	327	175

Subtotal: Surgical Devices (0.06%)*					722	410

Total: Warrant Investments (3.21%)*					40,761	22,987

Total Investments (167.42%)*					$1,252,281	$1,200,638

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $29.3 million, $81.4 million and $52.1 million respectively. The tax cost of investments is $1.3 billion.
(3)	Except for warrants in 37 publicly traded companies and common stock in 20 publicly traded companies, all investments are restricted at December 31, 2015 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Non-U.S. company or the company’s principal place of business is outside the United States.
(5)	Affiliate investment as defined under the Investment Company Act of 1940, as amended, in which Hercules owns at least 5% but not more than 25% of the company’s voting securities.
(6)	Control investment as defined under the Investment Company Act of 1940, as amended, in which Hercules owns at least 25% of the company’s voting securities or has greater than 50% representation on its board. There were no control investments at December 31, 2015.
(7)	Debt is on non-accrual status at December 31, 2015, and is therefore considered non-income producing. Note that at December 31, 2015, only the PIK interest is on non-accrual for the Company’s debt investment in Skycross, Inc and only the $2.1 million PIK loan is on non-accrual for the Company’s debt investment in One Planet Ops Inc. (p.k.a. Reply! Inc.).
(8)	Denotes that all or a portion of the debt investment is convertible debt.
(9)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(10)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(11)	Denotes that all or a portion of the debt investment is pledged as collateral under the Wells Facility.
(12)	Denotes that all or a portion of the debt investment principal includes accumulated PIK, or payment-in-kind, interest and is net of repayments.
(13)	Denotes that all or a portion of the debt investment includes an exit fee receivable. This fee ranges from 0.8% to 17.1% of the total debt commitment based on the contractual terms of our loan servicing agreements.
(14)	Denotes that all or a portion of the investment in this portfolio company is held by HT II or HT III, the Company’s wholly-owned SBIC subsidiaries.
(15)	The stated ‘Maturity Date’ for the Tectura assets reflects the last extension of the forbearance period on these loans. The borrower loans remain outstanding and management is continuing to work with the borrower to satisfy the obligations. The Company’s investment team and Investment Committee continue to closely monitor developments at the borrower company.
(16)	Repayment of debt investment is delinquent of the contractual maturity date as of December 31, 2015.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Debt Investments
Biotechnology Tools
1-5 Years Maturity
Labcyte, Inc.(10)(12)(13)	Biotechnology Tools	Senior Secured	June 2016	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$2,695	$2,869	$2,869

Subtotal: 1-5 Years Maturity						2,869	2,869

Subtotal: Biotechnology Tools (0.44%)*						2,869	2,869

Communications & Networking
1-5 Years Maturity
OpenPeak, Inc.(10)(12)	Communications & Networking	Senior Secured	April 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$12,889	13,193	13,193
SkyCross, Inc.(12)(13)	Communications & Networking	Senior Secured	January 2018	Interest rate PRIME + 9.70% or Floor rate of 12.95%	$22,000	21,580	20,149
Spring Mobile Solutions, Inc.(10)(12)	Communications & Networking	Senior Secured	November 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$18,840	18,928	19,116

Subtotal: 1-5 Years Maturity						53,701	52,458

Subtotal: Communications & Networking (7.96%)*						53,701	52,458

Consumer & Business Products
1-5 Years Maturity
Antenna79 (p.k.a. Pong Research Corporation)(12)(13)	Consumer & Business Products	Senior Secured	December 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,000	4,912	4,884
	Consumer & Business Products	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$216	89	89

Total Antenna79 (p.k.a. Pong Research Corporation)					$5,216	5,001	4,973
Fluc, Inc.(8)	Consumer & Business Products	Convertible Senior Note	March 2017	Interest rate FIXED 4.00%	$100	100	100
IronPlanet, Inc.(12)	Consumer & Business Products	Senior Secured	November 2017	Interest rate PRIME + 6.20% or Floor rate of 9.45%	$37,500	36,345	36,345
The Neat Company(11)(12)(13)	Consumer & Business Products	Senior Secured	September 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%, PIK Interest 1.00%	$20,061	19,422	19,422

Subtotal: 1-5 Years Maturity						60,868	60,840

Subtotal: Consumer & Business Products (9.23%)*						60,868	60,840

Drug Delivery
Under 1 Year Maturity
Revance Therapeutics, Inc.(10)(12)	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$2,098	2,458	2,458
	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$210	246	246

Total Revance Therapeutics, Inc.					$2,308	2,704	2,704

Subtotal: Under 1 Year Maturity						2,704	2,704

1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(9)(10)(12)(13)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$25,000	24,831	24,969
BIND Therapeutics, Inc.(12)(13)	Drug Delivery	Senior Secured	September 2016	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$3,274	3,343	3,228
BioQuiddity Incorporated(12)	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$7,500	7,439	7,439
Celator Pharmaceuticals, Inc.(10)(12)	Drug Delivery	Senior Secured	June 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$10,000	9,927	9,899

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Celsion Corporation(10)(12)	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$10,000	$9,858	$10,027
Dance Biopharm, Inc.(12)(13)	Drug Delivery	Senior Secured	November 2017	Interest rate PRIME + 7.40% or Floor rate of 10.65%	$3,905	3,871	3,864
Edge Therapeutics, Inc.(12)	Drug Delivery	Senior Secured	March 2018	Interest rate PRIME + 5.95% or Floor rate of 10.45%	$3,000	2,847	2,847
Neos Therapeutics, Inc.(12)(13)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$5,000	4,916	4,916
	Drug Delivery	Senior Secured	October 2017	Interest rate FIXED 9.00%	$10,000	10,010	10,063

Total Neos Therapeutics, Inc.					$15,000	14,926	14,979
Zosano Pharma, Inc.(10)(12)	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 6.80% or Floor rate of 12.05%	$4,000	3,894	3,881

Subtotal: 1-5 Years Maturity						80,936	81,133

Subtotal: Drug Delivery (12.72%)*						83,640	83,837

Drug Discovery & Development
Under 1 Year Maturity
Aveo Pharmaceuticals, Inc.(9)(10)(12)(13)	Drug Discovery & Development	Senior Secured	December 2015	Interest rate PRIME + 7.15% or Floor rate of 11.90%	$11,611	11,611	11,611
Concert Pharmaceuticals, Inc.(10)	Drug Discovery & Development	Senior Secured	October 2015	Interest rate PRIME + 3.25% or Floor rate of 8.50%	$7,175	7,142	7,142

Subtotal: Under 1 Year Maturity						18,753	18,753

1-5 Years Maturity
ADMA Biologics, Inc.(10)(11)(12)	Drug Discovery & Development	Senior Secured	December 2017	Interest rate PRIME + 5.5% or Floor rate of 8.75%, PIK Interest 1.95%	$5,000	4,879	4,933
	Drug Discovery & Development	Senior Secured	December 2017	Interest rate PRIME + 3.00% or Floor rate of 8.75%, PIK Interest 1.95%	$10,153	10,032	10,144

Total ADMA Biologics, Inc.					$15,153	14,911	15,077
Aveo Pharmaceuticals, Inc.(9)(10)(12)(13)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 6.65% or Floor rate of 11.90%	$10,000	9,766	9,766
Celladon Corporation(12)(13)	Drug Discovery & Development	Senior Secured	February 2018	Interest rate PRIME + 5.00% or Floor rate of 8.25%	$10,000	10,022	10,022
Cempra, Inc.(10)(12)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$18,000	18,020	18,560
Cerecor Inc.(12)	Drug Discovery & Development	Senior Secured	August 2017	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$7,500	7,374	7,374
Cleveland BioLabs, Inc.(12)(13)	Drug Discovery & Development	Senior Secured	January 2017	Interest rate PRIME + 6.10% or Floor rate of 9.35%	$1,883	1,883	1,920
CTI BioPharma Corp. (pka Cell Therapeutics, Inc.)(10)(12)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,584	4,584	4,712
	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 9.00% or Floor rate of 12.25%	$13,890	13,890	14,279

Total CTI BioPharma Corp. (pka Cell Therapeutics, Inc.)					$18,474	18,474	18,991
Dynavax Technologies(9)(12)	Drug Discovery & Development	Senior Secured	July 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$10,000	9,897	9,897
Epirus Biopharmaceuticals, Inc.(12)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$7,500	7,308	7,308
Genocea Biosciences, Inc.(12)	Drug Discovery & Development	Senior Secured	July 2018	Interest rate PRIME + 2.25% or Floor rate of 7.25%	$12,000	11,814	11,814
Insmed, Incorporated(10)(12)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$25,000	24,854	24,854
Melinta Therapeutics(12)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 5.00% or Floor rate of 8.25%	$20,000	19,272	19,272

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Merrimack Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Senior Secured	November 2016	Interest rate PRIME + 5.30% or Floor rate of 10.55%	$40,000	$40,578	$40,677
Neothetics, Inc. (pka Lithera, Inc)(12)(13)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$10,000	9,751	9,697
Neuralstem, Inc.(12)(13)	Drug Discovery & Development	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$9,489	9,333	9,333
uniQure B.V.(4)(9)(10)(12)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 5.00% or Floor rate of 10.25%	$15,000	14,890	14,798
	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 5.25% or Floor rate of 10.25%	$5,000	4,962	4,931

Total Uniqure B.V.					$20,000	19,852	19,729

Subtotal: 1-5 Years Maturity						233,109	234,291

Subtotal: Drug Discovery & Development (38.41%)*						251,862	253,044

Electronics & Computer Hardware
1-5 Years Maturity
Plures Technologies, Inc.(7)(11)	Electronics & Computer Hardware	Senior Secured	October 2016	Interest rate LIBOR + 8.75% or Floor rate of 12.00%, PIK Interest 4.00%	$267	180	—

Subtotal: 1-5 Years Maturity						180	—

Subtotal: Electronics & Computer Hardware (0.00%)*						180	—

Sustainable and Renewable Technology(16)
Under 1 Year Maturity
Glori Energy, Inc.(10)(12)	Sustainable and Renewable Technology	Senior Secured	June 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$1,778	2,042	2,042
Scifiniti (pka Integrated Photovoltaics, Inc.)(13)	Sustainable and Renewable Technology	Senior Secured	February 2015	Interest rate PRIME + 7.38% or Floor rate of 10.63%	$227	227	227
Stion Corporation(5)(12)	Sustainable and Renewable Technology	Senior Secured	February 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$2,954	2,993	1,600
TAS Energy, Inc.(10)(12)	Sustainable and Renewable Technology	Senior Secured	December 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$6,901	7,091	7,091

Subtotal: Under 1 Year Maturity						12,353	10,960

1-5 Years Maturity
Agrivida, Inc.(12)(13)	Sustainable and Renewable Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,921	5,013	4,923
American Superconductor Corporation(10)(12)	Sustainable and Renewable Technology	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$1,500	1,446	1,446
	Sustainable and Renewable Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$7,667	7,847	7,847

Total American Superconductor Corporation					$9,167	9,293	9,293
Amyris, Inc.(9)(12)	Sustainable and Renewable Technology	Senior Secured	February 2017	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$25,000	25,000	25,170
	Sustainable and Renewable Technology	Senior Secured	February 2017	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$5,000	5,000	5,034

Total Amyris, Inc.					$30,000	30,000	30,204

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Fluidic, Inc.(10)(12)	Sustainable and Renewable Technology	Senior Secured	March 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$3,674	$3,747	$3,721
Modumetal, Inc.(12)	Sustainable and Renewable Technology	Senior Secured	March 2017	Interest rate PRIME + 8.70% or Floor rate of 11.95%	$3,000	2,991	2,991
Polyera Corporation(12)(13)	Sustainable and Renewable Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$3,654	3,818	3,810

Subtotal: 1-5 Years Maturity						54,862	54,942

Subtotal: Sustainable and Renewable Technology (16) (10.00%)*						67,215	65,902

Healthcare Services, Other
1-5 Years Maturity
Chromadex Corporation(12)(13)	Healthcare Services, Other	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$2,500	2,407	2,407
InstaMed Communications, LLC(13)	Healthcare Services, Other	Senior Secured	March 2018	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,000	5,041	5,041
MDEverywhere, Inc.(10)(12)	Healthcare Services, Other	Senior Secured	January 2018	Interest rate LIBOR + 9.50% or Floor rate of 10.75%	$3,000	2,962	2,962

Subtotal: 1-5 Years Maturity						10,410	10,410

Subtotal: Healthcare Services, Other (1.58%)*						10,410	10,410

Information Services
Under 1 Year Maturity
Eccentex Corporation(10)(12)	Information Services	Senior Secured	May 2015	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$204	218	184

Subtotal: Under 1 Year Maturity						218	184

1-5 Years Maturity
INMOBI Inc.(4)(9)(11)(12)	Information Services	Senior Secured	December 2016	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$9,612	9,283	9,283
	Information Services	Senior Secured	December 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%, PIK Interest 2.50%	$15,013	14,820	14,820

Total INMOBI Inc.					$24,625	24,103	24,103
InXpo, Inc.(12)(13)	Information Services	Senior Secured	July 2016	Interest rate PRIME + 7.75% or Floor rate of 10.75%	$2,057	2,073	1,976

Subtotal: 1-5 Years Maturity						26,176	26,079

Subtotal: Information Services (3.99%)*						26,394	26,263

Internet Consumer & Business Services
Under 1 Year Maturity
Gazelle, Inc.(11)(13)	Internet Consumer & Business Services	Senior Secured	December 2015	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$1,231	1,231	1,231
NetPlenish(7)(8)(13)	Internet Consumer & Business Services	Convertible Senior Note	April 2015	Interest rate FIXED 10.00%	$89	89	—
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate FIXED 10.00%	$381	373	—

Total NetPlenish					$470	462	—
Reply! Inc.(10)(11)(12)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 6.88% or Floor rate of 10.13%, PIK Interest 2.00%	$7,615	7,757	4,322
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 7.25% or Floor rate of 11.00%, PIK Interest 2.00%	$1,680	1,749	955

Total Reply! Inc.					$9,295	9,506	5,277

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Tectura Corporation(7)(11)(15)	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	$563	$121
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 8.00% or Floor rate of 11.00%, PIK Interest 1.00%	$9,070	9,070	1,511
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$5,000	5,000	1,074
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	6,468	1,390

Total Tectura Corporation					$21,101	21,101	4,096

Subtotal: Under 1 Year Maturity						32,300	10,604

1-5 Years Maturity
Education Dynamics, LLC(11)(13)	Internet Consumer & Business Services	Senior Secured	March 2016	Interest rate LIBOR + 12.5% or Floor rate of 12.50%, PIK Interest 1.50%	$20,563	20,546	20,559
Gazelle, Inc.(11)(13)	Internet Consumer & Business Services	Senior Secured	July 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 2.50%	$13,712	13,498	13,498
Just Fabulous, Inc.(10)(12)	Internet Consumer & Business Services	Senior Secured	February 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$15,000	14,468	14,768
Lightspeed POS, Inc.(4)(9)(10)	Internet Consumer & Business Services	Senior Secured	May 2018	Interest rate PRIME + 3.25% or Floor rate of 6.50%	$2,000	1,985	1,994
Reply! Inc.(10)(11)(12)	Internet Consumer & Business Services	Senior Secured	February 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 2.00%	$2,721	2,658	1,548
Tapjoy, Inc.(12)	Internet Consumer & Business Services	Senior Secured	July 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$3,000	2,921	2,921
WaveMarket, Inc.(12)	Internet Consumer & Business Services	Senior Secured	March 2017	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$300	303	303

Subtotal: 1-5 Years Maturity						56,379	55,591

Subtotal: Internet Consumer & Business Services (10.05%)*						88,679	66,195

Media/Content/Info
Under 1 Year Maturity
Zoom Media Group, Inc.(10)(11)	Media/Content/ Info	Senior Secured	December 2015	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 3.75%	$2,510	2,466	2,466
	Media/Content/ Info	Senior Secured	December 2015	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$5,060	5,002	5,002

Total Zoom Media Group, Inc.					$7,570	7,468	7,468

Subtotal: Under 1 Year Maturity						7,468	7,468

1-5 Years Maturity
Rhapsody International, Inc.(10)(11)(13)	Media/Content/ Info	Senior Secured	April 2018	Interest rate PRIME + 5.25% or Floor rate of 9.00%, PIK interest of 1.50%	$20,206	19,750	19,579

Subtotal: 1-5 Years Maturity						19,750	19,579

Subtotal: Media/Content/Info (4.11%)*						27,218	27,047

Medical Devices & Equipment
Under 1 Year Maturity
Baxano Surgical, Inc.(7)(12)	Medical Devices & Equipment	Senior Secured	February 2015	Interest rate FIXED 12.50%	$100	86	80
Home Dialysis Plus, Inc.(10)(12)	Medical Devices & Equipment	Senior Secured	September 2015	Interest rate FIXED 8.00%	$500	500	500

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Oraya Therapeutics, Inc.(10)(11)(12)	Medical Devices & Equipment	Senior Secured	September 2015	Interest rate PRIME + 5.50% or Floor rate of 10.25%, PIK Interest 1.00%	$6,174	$6,146	$6,146

Subtotal: Under 1 Year Maturity						6,732	6,726

1-5 Years Maturity
Amedica Corporation(8)(12)(13)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%	$20,000	19,704	19,902
Avedro, Inc.(12)(13)	Medical Devices & Equipment	Senior Secured	December 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$7,500	7,247	7,247
Baxano Surgical, Inc.(7)(12)	Medical Devices & Equipment	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 12.50%	$7,113	7,040	6,405
Flowonix Medical Incorporated(12)	Medical Devices & Equipment	Senior Secured	May 2018	Interest rate PRIME + 5.25% or Floor rate of 10.00%	$15,000	14,675	14,675
Gamma Medica, Inc.(12)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$4,000	3,874	3,874
Home Dialysis Plus, Inc.(10)(12)	Medical Devices & Equipment	Senior Secured	October 2017	Interest rate PRIME + 6.35% or Floor rate of 9.60%	$15,000	14,780	14,780
InspireMD, Inc.(4)(9)(10)(12)	Medical Devices & Equipment	Senior Secured	February 2017	Interest rate PRIME +7.25% or Floor rate of 10.50%	$8,818	8,897	6,486
Medrobotics Corporation(12)(13)	Medical Devices & Equipment	Senior Secured	March 2016	Interest rate PRIME + 7.85% or Floor rate of 11.10%	$2,680	2,765	2,755
nContact Surgical, Inc(12)	Medical Devices & Equipment	Senior Secured	November 2018	Interest rate PRIME + 9.25% or Floor rate of 9.25%	$10,000	9,735	9,735
NetBio, Inc.(10)	Medical Devices & Equipment	Senior Secured	August 2017	Interest rate PRIME + 5.00% or Floor rate of 11.00%	$4,870	4,669	4,718
NinePoint Medical, Inc.(12)(13)	Medical Devices & Equipment	Senior Secured	January 2016	Interest rate PRIME + 5.85% or Floor rate of 9.10%	$3,241	3,357	3,342
Quanterix Corporation(10)(12)	Medical Devices & Equipment	Senior Secured	November 2017	Interest rate PRIME + 2.75% or Floor rate of 8.00%	$5,000	4,930	4,911
SonaCare Medical, LLC (pka US HIFU, LLC)(10)(12)	Medical Devices & Equipment	Senior Secured	April 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$875	1,200	1,209
SynergEyes, Inc.(12)(13)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,000	5,034	4,983
ViewRay, Inc.(11)(13)	Medical Devices & Equipment	Senior Secured	June 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 1.50%	$15,220	14,920	14,973

Subtotal: 1-5 Years Maturity						122,827	119,995

Subtotal: Medical Devices & Equipment (19.23%)*						129,559	126,721

Semiconductors
Under 1 Year Maturity
Achronix Semiconductor Corporation	Semiconductors	Senior Secured	January 2015	Interest rate PRIME + 10.60% or Floor rate of 13.85%	$95	95	95

Subtotal: Under 1 Year Maturity						95	95

1-5 Years Maturity
Avnera Corporation(10)(12)	Semiconductors	Senior Secured	April 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$5,000	4,983	4,990

Subtotal: 1-5 Years Maturity						4,983	4,990

Subtotal: Semiconductors (0.77%)*						5,078	5,085

Software
Under 1 Year Maturity
CareCloud Corporation(12)(13)	Software	Senior Secured	July 2015	Interest rate PRIME + 1.40% or Floor rate of 4.65%	$3,000	2,968	2,968
Clickfox, Inc.(12)(13)	Software	Senior Secured	July 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$2,000	2,000	2,000

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Mobile Posse, Inc.(12)(13)	Software	Senior Secured	June 2015	Interest rate PRIME + 2.00% or Floor rate of 5.25%	$1,000	$993	$988
Touchcommerce, Inc.(12)(13)	Software	Senior Secured	January 2015	Interest rate PRIME + 2.25% or Floor rate of 6.50%	$3,811	3,811	3,805

Subtotal: Under 1 Year Maturity						9,772	9,761

1-5 Years Maturity
CareCloud Corporation(12)(13)	Software	Senior Secured	December 2017	Interest rate PRIME + 3.25% or Floor rate of 6.50%	$208	204	201
	Software	Senior Secured	July 2017	Interest rate PRIME + 5.50% or Floor rate of 8.75%	$10,000	9,839	9,740
	Software	Senior Secured	January 2018	Interest rate PRIME + 1.70% or Floor rate of 4.95%	$3,000	2,929	2,884

Total CareCloud Corporation					$13,208	12,972	12,825
Clickfox, Inc.(12)(13)	Software	Senior Secured	December 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$6,000	6,010	5,948
JumpStart Games, Inc. (p.k.a Knowledge Adventure, Inc.)(12)(13)	Software	Senior Secured	March 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$11,750	11,771	11,709
	Software	Senior Secured	October 2016	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$1,356	1,332	1,332

Total JumpStart Games, Inc. (p.k.a Knowledge Adventure, Inc.)					$13,106	13,103	13,041
Mobile Posse, Inc.(12)(13)	Software	Senior Secured	December 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,950	2,943	2,972
Neos Geosolutions, Inc.(12)(13)	Software	Senior Secured	May 2016	Interest rate PRIME + 5.75% or Floor rate of 10.50%	$2,332	2,454	2,444
Poplicus, Inc.(12)(13)	Software	Senior Secured	June 2017	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$1,500	1,504	1,487
Soasta, Inc.(12)(13)	Software	Senior Secured	February 2018	Interest rate PRIME + 4.75% or Floor rate of 8.00%	$15,000	14,367	14,367
	Software	Senior Secured	February 2018	Interest rate PRIME + 2.25% or Floor rate of 5.50%	$3,500	3,353	3,353

Total Soasta, Inc.					$18,500	17,720	17,720
Sonian, Inc.(12)(13)	Software	Senior Secured	July 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$5,500	5,450	5,436
StrongView Systems, Inc.(12)	Software	Senior Secured	December 2017	Interest rate PRIME + 6.00% or Floor rate of 9.25%, PIK Interest 3.00%	$10,000	9,779	9,779
Touchcommerce, Inc.(12)(13)	Software	Senior Secured	June 2017	Interest rate PRIME + 6.00% or Floor rate of 10.25%	$5,000	4,903	4,953

Subtotal: 1-5 Years Maturity						76,838	76,605

Subtotal: Software (13.11%)*						86,610	86,366

Specialty Pharmaceuticals
Under 1 Year Maturity
Cranford Pharmaceuticals, LLC(11)(12)(13)	Specialty Pharmaceuticals	Senior Secured	August 2015	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$2,000	1,977	1,986

Subtotal: Under 1 Year Maturity						1,977	1,986

1-5 Years Maturity
Alimera Sciences, Inc.(10)	Specialty Pharmaceuticals	Senior Secured	May 2018	Interest rate PRIME + 7.65% or Floor rate of 10.90%	$35,000	34,138	33,429
Cranford Pharmaceuticals, LLC(11)(12)(13)	Specialty Pharmaceuticals	Senior Secured	February 2017	Interest rate LIBOR + 9.55% or Floor rate of 10.80%, PIK Interest 1.35%	$15,644	15,595	15,465

Subtotal: 1-5 Years Maturity						49,733	48,894

Subtotal: Specialty Pharmaceuticals (7.72%)*						51,710	50,880

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Surgical Devices

Under 1 Year Maturity
Transmedics, Inc.(10)(12)	Surgical Devices	Senior Secured	November 2015	Interest rate FIXED 12.95%	$6,061	$ 5,989	$ 5,989

Subtotal: Under 1 Year Maturity						5,989	5,989

Subtotal: Surgical Devices (0.91%)*						5,989	5,989

Total Debt Investments (140.23%)*						951,982	923,906

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.(13)	Biotechnology Tools	Equity	Preferred Series C	189,394	$500	$498

Subtotal: Biotechnology Tools (0.08%)*					500	498

Communications & Networking
GlowPoint, Inc.(3)	Communications & Networking	Equity	Common Stock	114,192	102	126
Peerless Network, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	7,229

Subtotal: Communications & Networking (1.12%)*					1,102	7,355

Consumer & Business Products
Market Force Information, Inc.	Consumer & Business Products	Equity	Preferred Series B	187,970	500	317

Subtotal: Consumer & Business Products (0.05%)*					500	317

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	750

Subtotal: Diagnostic (0.11%)*					750	750

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)(13)	Drug Delivery	Equity	Common Stock	54,240	109	365
Merrion Pharmaceuticals, Plc(3)(4)(9)	Drug Delivery	Equity	Common Stock	20,000	9	—
Neos Therapeutics, Inc.(13)	Drug Delivery	Equity	Preferred Series C	300,000	1,500	1,635

Subtotal: Drug Delivery (0.30%)*					1,618	2,000

Drug Discovery & Development
Aveo Pharmaceuticals, Inc.(3)(9)(13)	Drug Discovery & Development	Equity	Common Stock	167,864	842	141
Celladon Corporation(3)(13)	Drug Discovery & Development	Equity	Common Stock	105,263	1,000	2,056
Cempra, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	97,931	458	2,303
Cerecor Inc.	Drug Discovery & Development	Equity	Preferred Series B	3,334,445	1,000	922
Dicerna Pharmaceuticals, Inc.(3)(13)	Drug Discovery & Development	Equity	Common Stock	142,858	1,000	2,353
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	223,463	2,000	1,262
Inotek Pharmaceuticals Corporation(14)	Drug Discovery & Development	Equity	Common Stock	4,523	1,500	—
Insmed, Incorporated(3)	Drug Discovery & Development	Equity	Common Stock	70,771	1,000	845
Paratek Pharmaceuticals, Inc. (p.k.a Transcept Pharmaceuticals, Inc.)(3)	Drug Discovery & Development	Equity	Common Stock	31,580	1,743	1,158

Subtotal: Drug Discovery & Development (1.68%)*					10,543	11,040

Electronics & Computer Hardware
Identiv, Inc.(3)	Electronics & Computer Hardware	Equity	Common Stock	49,097	247	682

Subtotal: Electronics & Computer Hardware (0.10%)*					247	682

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Sustainable and Renewable Technology(16)
Glori Energy, Inc.(3)	Sustainable and Renewable Technology	Equity	Common Stock	18,208	$165	$76
SCIEnergy, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series 1	385,000	761	22

Subtotal: Sustainable and Renewable Technology(16) (0.01%)*					926	98

Information Services
Good Technology Corporation (pka Visto Corporation)(13)	Information Services	Equity	Common Stock	500,000	603	605

Subtotal: Information Services (0.09%)*					603	605

Internet Consumer & Business Services
Blurb, Inc.(13)	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	265
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Equity	Preferred Series C	23,003	250	260
Philotic, Inc.	Internet Consumer & Business Services	Equity	Common Stock	9,023	93	—
Progress Financial	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	233
Taptera, Inc.	Internet Consumer & Business Services	Equity	Preferred Series B	454,545	150	162

Subtotal: Internet Consumer & Business Services (0.14%)*					918	920

Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.)(3)	Media/Content/ Info	Equity	Common Stock	97,060	1,000	1,432

Subtotal: Media/Content/Info (0.22%)*					1,000	1,432

Medical Devices & Equipment
Flowonix Medical Incorporated	Medical Devices & Equipment	Equity	Preferred Series E	221,893	1,500	1,614
Gelesis, Inc.(5)(13)	Medical Devices & Equipment	Equity	LLC Interest	674,208	425	181
	Medical Devices & Equipment	Equity	LLC Interest	675,676	500	114
	Medical Devices & Equipment	Equity	LLC interests (Common)	674,208	—	31

Total Gelesis, Inc.				2,024,092	925	326
Medrobotics Corporation(13)	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	149
	Medical Devices & Equipment	Equity	Preferred Series F	73,971	155	167

Total Medrobotics Corporation				210,769	405	316

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Novasys Medical, Inc.	Medical Devices & Equipment	Equity	Preferred Series D-1	4,118,444	$1,000	$—
Optiscan Biomedical, Corp.(5)(13)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	455
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	138
	Medical Devices & Equipment	Equity	Preferred Series D	55,103,923	5,257	5,260

Total Optiscan Biomedical, Corp				63,216,799	8,912	5,853
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Equity	Preferred Series 1	1,086,969	500	—

Subtotal: Medical Devices & Equipment (1.23%)*					13,242	8,109

Software
Atrenta, Inc.	Software	Equity	Preferred Series C	1,196,845	986	1,745
	Software	Equity	Preferred Series D	635,513	508	1,109

Total Atrenta, Inc				1,832,358	1,494	2,854
Box, Inc.(13)(14)	Software	Equity	Preferred Series B	271,070	251	5,747
	Software	Equity	Preferred Series C	589,844	872	12,506
	Software	Equity	Preferred Series D	158,133	500	3,352
	Software	Equity	Preferred Series D-1	186,766	1,694	3,960
	Software	Equity	Preferred Series D-2	220,751	2,001	4,680
	Software	Equity	Preferred Series E	38,183	500	810

Total Box, Inc				1,464,747	5,818	31,055
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	79
ForeScout Technologies, Inc.	Software	Equity	Preferred Series D	319,099	398	519
HighRoads, Inc.	Software	Equity	Preferred Series B	190,170	307	228
WildTangent, Inc.(13)	Software	Equity	Preferred Series 3	100,000	402	228

Subtotal: Software (5.31%)*					8,470	34,963

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	Preferred Series E	241,829	750	—
	Specialty Pharmaceuticals	Equity	Preferred Series E-1	26,955	—	—
	Specialty Pharmaceuticals	Equity	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company				4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					750	—

Surgical Devices
Gynesonics, Inc.(13)	Surgical Devices	Equity	Preferred Series B	219,298	250	101
	Surgical Devices	Equity	Preferred Series C	656,538	282	186
	Surgical Devices	Equity	Preferred Series D	1,991,157	712	1,073

Total Gynesonics, Inc.				2,866,993	1,244	1,360
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	353
	Surgical Devices	Equity	Preferred Series C	119,999	300	180
	Surgical Devices	Equity	Preferred Series D	260,000	650	1,071

Total Transmedics, Inc.				468,960	2,050	1,604

Subtotal: Surgical Devices (0.45%)*					3,294	2,964

Total: Equity Investments (10.89%)*					44,463	71,733

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Warrant Investments
Biotechnology Tools
Labcyte, Inc.(13)	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	$323	$354

Subtotal: Biotechnology Tools (0.05%)*					323	354

Communications & Networking
Intelepeer, Inc.(13)	Communications & Networking	Warrant	Preferred Series C	117,958	102	18
OpenPeak, Inc.	Communications & Networking	Warrant	Common Stock	108,982	149	104
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	45
Peerless Network, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	844
Ping Identity Corporation	Communications & Networking	Warrant	Preferred Series B	1,136,277	52	183
SkyCross, Inc.(13)	Communications & Networking	Warrant	Preferred Series F	9,762,777	394	—
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Preferred Series D	2,834,375	418	426

Subtotal: Communications & Networking (0.25%)*					1,271	1,620

Consumer & Business Products
Antenna79 (p.k.a. Pong Research Corporation)(13)	Consumer & Business Products	Warrant	Preferred Series A	1,662,441	228	202
Intelligent Beauty, Inc.(13)	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	327
IronPlanet, Inc.	Consumer & Business Products	Warrant	Preferred Series D	1,155,821	1,077	1,067
Market Force Information, Inc.	Consumer & Business Products	Warrant	Preferred Series A	99,286	24	21
The Neat Company(13)	Consumer & Business Products	Warrant	Preferred Series C-1	540,540	365	451

Subtotal: Consumer & Business Products (0.31%)*					1,924	2,068

Diagnostic
Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)(13)	Diagnostic	Warrant	Common Stock	333,333	244	75

Subtotal: Diagnostic (0.01%)*					244	75

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)(13)	Drug Delivery	Warrant	Common Stock	176,730	786	420
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	37,639	645	—
BIND Therapeutics, Inc.(3)(13)	Drug Delivery	Warrant	Common Stock	71,359	367	6
BioQuiddity Incorporated	Drug Delivery	Warrant	Common Stock	459,183	1	1
Celator Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	158,006	107	67
Celsion Corporation(3)	Drug Delivery	Warrant	Common Stock	194,986	428	248
Dance Biopharm, Inc.(13)	Drug Delivery	Warrant	Preferred Series A	97,701	74	109
Edge Therapeutics, Inc.	Drug Delivery	Warrant	Preferred Series C-1	107,526	390	217
Kaleo, Inc. (p.k.a. Intelliject, Inc.)	Drug Delivery	Warrant	Preferred Series B	82,500	594	1,108
Neos Therapeutics, Inc.(13)	Drug Delivery	Warrant	Preferred Series C	170,000	285	235
Revance Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	53,511	557	64
Zosano Pharma, Inc.(14)	Drug Delivery	Warrant	Common Stock	31,674	164	179

Subtotal: Drug Delivery (0.40%)*					4,398	2,654

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Drug Discovery & Development
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	89,750	$295	$366
Anthera Pharmaceuticals, Inc.(3)(13)	Drug Discovery & Development	Warrant	Common Stock	40,178	984	—
Aveo Pharmaceuticals, Inc.(3)(9)(13)	Drug Discovery & Development	Warrant	Common Stock	608,696	194	107
Cerecor Inc.	Drug Discovery & Development	Warrant	Preferred Series B	625,208	70	47
Chroma Therapeutics, Ltd.(4)(9)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	—
Cleveland BioLabs, Inc.(3)(13)	Drug Discovery & Development	Warrant	Common Stock	156,250	105	10
Concert Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	70,796	367	164
Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	43
Dicerna Pharmaceuticals, Inc.(3)(13)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Epirus Biopharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	64,194	276	207
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,725	266	188
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	3,735	52	4
Melinta Therapeutics	Drug Discovery & Development	Warrant	Preferred Series 3	1,151,936	604	590
Nanotherapeutics, Inc.(13)	Drug Discovery & Development	Warrant	Common Stock	171,389	838	1,421
Neothetics, Inc. (pka Lithera, Inc)(3)(13)	Drug Discovery & Development	Warrant	Common Stock	46,838	266	122
Neuralstem, Inc.(3)(13)	Drug Discovery & Development	Warrant	Common Stock	75,187	77	71
Paratek Pharmaceutcals, Inc. (p.k.a Transcept Pharmaceuticals, Inc)(3)	Drug Discovery & Development	Warrant	Common Stock	5,121	87	10
uniQure B.V.(3)(4)(9)	Drug Discovery & Development	Warrant	Common Stock	37,174	218	184

Subtotal: Drug Discovery & Development (0.54%)*					5,359	3,534

Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	10

Subtotal: Electronics & Computer Hardware (0.00%)*					12	10

Sustainable and Renewable Technology(16)
Agrivida, Inc.(13)	Sustainable and Renewable Technology	Warrant	Preferred Series D	471,327	120	186
Alphabet Energy, Inc.(13)	Sustainable and Renewable Technology	Warrant	Preferred Series A	86,329	81	135
American Superconductor Corporation(3)	Sustainable and Renewable Technology	Warrant	Common Stock	588,235	39	40
Brightsource Energy, Inc.(13)	Sustainable and Renewable Technology	Warrant	Preferred Series 1	174,999	780	213
Calera, Inc.(13)	Sustainable and Renewable Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.(13)	Sustainable and Renewable Technology	Warrant	Preferred Series B	437,500	308	256
Fluidic, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series C	59,665	102	60
Fulcrum Bioenergy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series C-1	280,897	275	135

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
GreatPoint Energy, Inc.(13)	Sustainable and Renewable Technology	Warrant	Preferred Series D-1	393,212	$548	$—
Polyera Corporation(13)	Sustainable and Renewable Technology	Warrant	Preferred Series C	161,575	69	228
SCIEnergy, Inc.	Sustainable and Renewable Technology	Warrant	Common Stock	530,811	181	—
	Sustainable and Renewable Technology	Warrant	Preferred Series 1	145,811	50	—

Total SCIEnergy, Inc.	Sustainable and Renewable Technology			676,622	231	—
Scifiniti (pka Integrated Photovoltaics, Inc.)(13)	Sustainable and Renewable Technology	Warrant	Preferred Series A-1	390,000	82	65
Solexel, Inc.(13)	Sustainable and Renewable Technology	Warrant	Preferred Series C	1,171,625	1,162	666
Stion Corporation(5)	Sustainable and Renewable Technology	Warrant	Preferred Series Seed	2154	1,378	—
TAS Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series F	428,571	299	157
TPI Composites, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series B	160	273	107
Trilliant, Inc.(13)	Sustainable and Renewable Technology	Warrant	Preferred Series A	320,000	161	32

Subtotal: Sustainable and Renewable Technology(16) (0.35%)*					6,421	2,280

Healthcare Services, Other
Chromadex Corporation(3)(13)	Healthcare Services, Other	Warrant	Common Stock	419,020	156	106
MDEverywhere, Inc.	Healthcare Services, Other	Warrant	Common Stock	129	94	11

Subtotal: Healthcare Services, Other (0.02%)*					250	117

Information Services
Cha Cha Search, Inc.(13)	Information Services	Warrant	Preferred Series G	48,232	58	20
INMOBI Inc.(4)(9)	Information Services	Warrant	Common Stock	42,187	74	72
InXpo, Inc.(13)	Information Services	Warrant	Preferred Series C	648,400	98	26
	Information Services	Warrant	Preferred Series C-1	740,832	58	30

Total InXpo, Inc.				1,389,232	156	56
RichRelevance, Inc.(13)	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.02%)*					386	148

Internet Consumer & Business Services
Blurb, Inc.(13)	Internet Consumer & Business Services	Warrant	Preferred Series B	218,684	299	79
	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	173

Total Blurb, Inc.				452,964	935	252
CashStar, Inc.(13)	Internet Consumer & Business Services	Warrant	Preferred Series C-2	727,272	130	83
Gazelle, Inc.(13)	Internet Consumer & Business Services	Warrant	Preferred Series A-1	991,288	158	185
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	206,184	1,101	1,490
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Warrant	Preferred Series C	24,561	20	60
Prism Education Group, Inc.(13)	Internet Consumer & Business Services	Warrant	Preferred Series B	200,000	43	—
Progress Financial	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	63
Reply! Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	137,225	320	—

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
ShareThis, Inc.(13)	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	$547	$282
Tapjoy, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	430,485	263	125
Tectura Corporation	Internet Consumer & Business Services	Warrant	Preferred Series B-1	253,378	51

Subtotal: Internet Consumer & Business Services (0.39%)*					3,646	2,540

Media/Content/Info
Mode Media Corporation(13)	Media/Content/Info	Warrant	Preferred Series D	407,457	482	—
Rhapsody International, Inc.(13)	Media/Content/Info	Warrant	Common Stock	715,755	385	358
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	382

Subtotal: Media/Content/Info (0.11%)*					1,215	740

Medical Devices & Equipment
Amedica Corporation(3)(13)	Medical Devices & Equipment	Warrant	Common Stock	516,129	459	—
Avedro, Inc.(13)	Medical Devices & Equipment	Warrant	Preferred Series D	1,308,451	401	553
Baxano Surgical, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	882,353	439	—
Flowonix Medical Incorporated	Medical Devices & Equipment	Warrant	Preferred Series E	66,568	203	228
Gamma Medica, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	357,500	170	196
Gelesis, Inc.(5)(13)	Medical Devices & Equipment	Warrant	LLC Interest	263,688	78	1
Home Dialysis Plus, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	500,000	402	587
InspireMD, Inc.(3)(4)(9)	Medical Devices & Equipment	Warrant	Common Stock	168,351	242	12
Medrobotics Corporation(13)	Medical Devices & Equipment	Warrant	Preferred Series E	455,539	370	182
MELA Sciences, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	69,320	401	1
nContact Surgical, Inc	Medical Devices & Equipment	Warrant	Preferred Series D-1	201,439	266	450
NetBio, Inc.	Medical Devices & Equipment	Warrant	Common Stock	2,568	408	60
NinePoint Medical, Inc.(13)	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	204
Novasys Medical, Inc.	Medical Devices & Equipment	Warrant	Common Stock	109,449	2	—
	Medical Devices & Equipment	Warrant	Preferred Series D	526,840	125	—
	Medical Devices & Equipment	Warrant	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.				689,896	133	—
Optiscan Biomedical, Corp.(5)(13)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	1,252	219
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Warrant	Common Stock	954	66	—
	Medical Devices & Equipment	Warrant	Preferred Series 1	1,632,084	676	—

Total Oraya Therapeutics, Inc.				1,633,038	742	—
Quanterix Corporation	Medical Devices & Equipment	Warrant	Preferred Series C	69,371	104	164
SonaCare Medical, LLC (pka US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	6,464	188	—
ViewRay, Inc.(13)	Medical Devices & Equipment	Warrant	Preferred Series C	312,500	333	359

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Subtotal: Medical Devices & Equipment (0.49%)*					$6,761	$3,216

Semiconductors
Achronix Semiconductor Corporation	Semiconductors	Warrant	Preferred Series C	360,000	160	9
Avnera Corporation	Semiconductors	Warrant	Preferred Series E	102,958	14	32

Subtotal: Semiconductors (0.01%)*					174	41

Software
Atrenta, Inc.	Software	Warrant	Preferred Series D	392,670	120	359
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	188	—
CareCloud Corporation(13)	Software	Warrant	Preferred Series B	413,433	258	482
Clickfox, Inc.(13)	Software	Warrant	Preferred Series B	1,038,563	330	783
	Software	Warrant	Preferred Series C	592,019	730	555
	Software	Warrant	Preferred Series C-A	46,109	14	35

Total Clickfox, Inc.				1,676,691	1,074	1,373
Daegis Inc. (pka Unify Corporation)(3)(13)	Software	Warrant	Common Stock	718,860	1,434	5
ForeScout Technologies, Inc.	Software	Warrant	Preferred Series E	80,587	41	74
Hillcrest Laboratories, Inc.(13)	Software	Warrant	Preferred Series E	1,865,650	54	106
JumpStart Games, Inc. (p.k.a Knowledge Holdings, Inc.)(13)	Software	Warrant	Preferred Series E	614,333	15	8
Mobile Posse, Inc.(13)	Software	Warrant	Preferred Series C	396,430	130	66
Neos Geosolutions, Inc.(13)	Software	Warrant	Preferred Series 3	221,150	22	—
NewVoiceMedia Limited(4)(9)	Software	Warrant	Preferred Series E	225,586	33	34
Soasta, Inc.(13)	Software	Warrant	Preferred Series E	410,800	691	1,014
Sonian, Inc.(13)	Software	Warrant	Preferred Series C	185,949	106	72
StrongView Systems, Inc.	Software	Warrant	Preferred Series C	551,470	169	218
SugarSync, Inc.(13)	Software	Warrant	Preferred Series CC	332,726	78	78
	Software	Warrant	Preferred Series DD	107,526	34	26

Total SugarSync, Inc.				440,252	112	104
Touchcommerce, Inc.(13)	Software	Warrant	Preferred Series E	992,595	252	164
White Sky, Inc.(13)	Software	Warrant	Preferred Series B-2	124,295	54	4

Subtotal: Software (0.62%)*					4,753	4,083

Specialty Pharmaceuticals
Alimera Sciences, Inc.(3)	Specialty Pharmaceuticals	Warrant	Common Stock	285,016	728	656
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	Preferred Series E	155,324	308	—

Subtotal: Specialty Pharmaceuticals (0.10%)*					1,036	656

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

(FORMERLY KNOWN AS HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

Surgical Devices
Gynesonics, Inc.(13)	Surgical Devices	Warrant	Preferred Series C	180,480	$74	$48
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	562

Total Gynesonics, Inc.				1,756,445	394	610
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	—
	Surgical Devices	Warrant	Preferred Series D	175,000	100	352

Total Transmedics, Inc.				215,436	325	352

Subtotal: Surgical Devices (0.15%)*					719	962

Total Warrant Investments (3.81%)*					38,892	25,098

Total Investments (154.92%)*					$1,035,337	$1,020,737

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $46.1 million, $63.4 million and $17.3 million respectively. The tax cost of investments is $1.0 billion.
(3)	Except for warrants in twenty-nine publicly traded companies and common stock in thirteen publicly traded companies, all investments are restricted at December 31, 2014 and were valued at fair value as determined in good faith by the Audit Committee of the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Non-U.S. company or the company’s principal place of business is outside the United States.
(5)	Affiliate investment as defined under the Investment Company Act of 1940, as amended, in which Hercules owns at least 5% but not more than 25% of the company’s voting securities.
(6)	Control investment as defined under the Investment Company Act of 1940, as amended, in which Hercules owns at least 25% of the voting securities of the company or has greater than 50% representation on its board. There were no control investments at December 31, 2014.
(7)	Debt is on non-accrual status at December 31, 2014, and is therefore considered non-income producing.
(8)	Denotes that all or a portion of the debt investment is convertible senior debt.
(9)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(10)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitizations (as defined in Note 4).
(11)	Denotes that all or a portion of the debt investment principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(12)	Denotes that all or a portion of the debt investment includes an exit fee receivable.
(13)	Denotes that all or a portion of the investment in this portfolio company is held by HT II or HT III, the Company’s wholly-owned SBIC subsidiaries.
(14)	Subsequent to December 31, 2014, this company completed an initial public offering. Note that the December 31, 2014 fair value does not reflect any potential impact of the conversion of our preferred shares to common shares which may include reverse splits associated with the offering.
(15)	The stated ‘Maturity Date’ for the Tectura assets reflects the last extension of the forbearance period on these loans. The borrower loans remain outstanding and management is continuing to work with the borrower to satisfy the obligations. The Company’s investment team and Investment Committee continue to closely monitor developments at the borrower company.
(16)	In the Company’s quarterly and annual reports filed with the commission prior to this Annual Report on Form 10-K for the year ended December 31, 2014, the Company referred to this industry sector as “Energy Technology.”

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Business and Basis of Presentation

Hercules Capital, Inc. (formerly Hercules Technology Growth Capital, Inc.; the “Company”) is a specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a broadly diversified variety of technology, life sciences and sustainable and renewable technology industries. The Company sources its investments through its principal office located in Palo Alto, CA, as well as through its additional offices in Boston, MA, New York, NY, McLean, VA, Santa Monica, CA, and Hartford, CT. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, as amended (the “Code”). Effective January 1, 2006, the Company elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Code (see Note 5). As an investment company, the Company follows accounting and reporting guidance as set forth in Topic 946 of the Accounting Standards Codification, as amended (“ASC”).

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, L.P. (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”) under the authority of the Small Business Administration (“SBA”) on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. HT IV was formed in anticipation of receiving an additional SBIC license; however, the Company has not yet applied for such license, and HT IV currently has no material assets or liabilities. The Company also formed Hercules Technology SBIC Management, LLC, or (“HTM”), a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4 to the Company’s consolidated financial statements).

HT II and HT III hold approximately $128.3 million and $310.8 million in assets, respectively, and they accounted for approximately 7.6% and 18.5% of the Company’s total assets, respectively, prior to consolidation at December 31, 2015.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). By investing through these wholly owned subsidiaries, the Company is able to benefit from the tax treatment of these entities and create a tax structure that is more advantageous with respect to the Company’s RIC status.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The consolidated financial statements include the accounts of the Company, its subsidiaries and its consolidated securitization VIEs. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Articles 6 and 10 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”), the Company does not consolidate portfolio company investments. It is not appropriate for an investment company to consolidate an investee that is not an investment company, rather an investment company’s interest in non-investment company investees should be measured at fair value in accordance with ASC 946.

Financial statements prepared on a GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its subsidiaries and all VIEs of which the Company is the primary beneficiary. All intercompany accounts and transactions have been eliminated in consolidation.

A VIE is an entity that either (i) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (ii) has equity investors who lack the characteristics of a controlling financial interest. The primary beneficiary of a VIE is the party with both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE.

To assess whether the Company has the power to direct the activities of a VIE that most significantly impact its economic performance, the Company considers all the facts and circumstances including its role in establishing the VIE and its ongoing rights and responsibilities. This assessment includes identifying the activities that most significantly impact the VIE’s economic performance and identifying which party, if any, has power over those activities. In general, the party that makes the most significant decisions affecting the VIE is determined to have the power to direct the activities of a VIE. To assess whether the Company has the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE, the Company considers all of its economic interests, including debt and equity interests, servicing rights and fee arrangements, and any other variable interests in the VIE. If the Company determines that it is the party with the power to make the most significant decisions affecting the VIE, and the Company has a potentially significant interest in the VIE, then it consolidates the VIE.

The Company performs periodic reassessments, usually quarterly, of whether it is the primary beneficiary of a VIE. The reassessment process considers whether the Company has acquired or divested the power to direct the activities of the VIE through changes in governing documents or other circumstances. The Company also reconsiders whether entities previously determined not to be VIEs have become VIEs, based on certain events, and therefore are subject to the VIE consolidation framework.

As of the date of this report, the VIE consolidated by the Company is its securitization VIE formed in conjunction with the issuance of the Asset-Backed Notes (as defined herein) (See Note 4).

Reclassification

Certain balances from prior years have been reclassified in order to conform to the current year presentation.

Valuation of Investments

The most significant estimate inherent in the preparation of the Company’s consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At December 31, 2015, approximately 90.0% of the Company’s total assets represented investments in portfolio companies whose fair value is determined in good faith by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s investments are carried at fair value in accordance with the 1940 Act and ASC 946 and measured in accordance with ASC 820. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy by the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The Company may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain portfolio investments on a quarterly basis. The Company engages independent valuation firms on a discretionary basis. Specifically, on a quarterly basis, the Company will identify portfolio investments with respect to which an independent valuation firm will assist in valuing. The Company selects these portfolio investments based on a number of factors, including, but not limited to, the potential for material fluctuations in valuation results, credit quality and the time lapse since the last valuation of the portfolio investment by an independent valuation firm.

The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the Audit Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio as provided by the investment committee which incorporates the results of the independent valuation firm as appropriate; and

(4) the Board of Directors, upon the recommendation of the Audit Committee, discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC 820 establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also requires disclosure for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are publicly held debt investments and warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of December 31, 2015 and as of December 31, 2014. The Company transfers investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the year ended December 31, 2015, there were no transfers between Levels 1 or 2.

(in thousands) Description	Balance December 31, 2015	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$1,110,209	$—	$7,813	$1,102,396
Preferred Stock	35,245	—	—	35,245
Common Stock	32,197	30,670	—	1,527
Warrants	22,987	—	4,422	18,565
Escrow Receivable(1)	2,967	—	—	2,967

Total	$1,203,605	$30,670	$12,235	$1,160,700

(in thousands) Description	Balance December 31, 2014	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$923,906	$—	$—	$923,906
Preferred Stock	57,548	—	—	57,548
Common Stock	14,185	12,798	—	1,387
Warrants	25,098	—	3,175	21,923

Total	$1,020,737	$12,798	$3,175	$1,004,764

(1)	Note that escrow receivable has been added to the fair value leveling disclosure as of December 31, 2015. The Company had $3.6 million of escrow receivable as of December 31, 2014.

The table below presents a reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the years ended December 31, 2015 and December 31, 2014.

(in thousands)	Balance January 1, 2015	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balance December 31, 2015
Senior Debt	$923,906	$(2,295)	$(12,930)	$699,555	$—	$(505,274)	$—	$(566)	$1,102,396
Preferred Stock	57,548	2,598	(1,539)	15,076	(4,542)	—	685	(34,581)	35,245
Common Stock	1,387	(298)	743	—	(305)	—	—	—	1,527
Warrants	21,923	(3,849)	(4,749)	5,311	1,220	—	—	(1,291)	18,565
Escrow Receivable	3,598	71	—	511	(1,032)	(181)	—	—	2,967

Total	$1,008,362	$(3,773)	$(18,475)	$720,453	$(4,659)	$(505,455)	$685	$(36,438)	$1,160,700

(in thousands)	Balance January 1, 2014	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(4)	Gross Transfers out of Level 3(4)	Balance December 31, 2014
Senior Debt	$821,988	$—	$(14,182)	$615,596	$—	$(497,258)	$—	$(2,238)	$923,906
Preferred Stock	35,554	(750)	15,779	7,097	(503)	—	2,007	(1,636)	57,548
Common Stock	2,107	(130)	601	—	(1,189)	—	—	(2)	1,387
Warrants	28,707	(48)	(10,553)	8,596	(2,503)	—	—	(2,276)	21,923

Total	$888,356	$(928)	$(8,355)	$631,289	$(4,195)	$(497,258)	$2,007	$(6,152)	$1,004,764

(1)	Included in net realized gains or losses in the accompanying Consolidated Statement of Operations.
(2)	Included in change in net unrealized appreciation (depreciation) in the accompanying Consolidated Statement of Operations.
(3)	Transfers out of Level 3 during the year ended December 31, 2015 relate to the initial public offerings of Box, Inc, ZP Opco, Inc. (p.k.a. Zosano Pharma, Inc), Neos Therapeutics, Edge Therapeutics Inc., ViewRay, Inc., and Cerecor, Inc. in addition to the exercise of warrants in both Forescout, Inc. and Atrenta, Inc. to preferred stock. Transfers into Level 3 during the year ended December 31, 2015 relate to the acquisition of preferred stock as a result of the exercise of warrants in both Forescout, Inc. and Atrenta, Inc and the conversion of debt to equity in Home Dialysis Plus and Gynesonics.
(4)	Transfers in/out of Level 3 during the year ended December 31, 2014 relate to the conversion of Paratek Pharmaceuticals, Inc., SCI Energy, Inc., Oraya Therapeutics, Inc., and Neuralstem, Inc. debt to equity, the exercise of warrants in Box, Inc and WildTangent, Inc. to equity, the conversion of warrants in Glori Energy, Inc. to equity in the company’s reverse public merger, the public merger of Paratek Pharmaceuticals, Inc. with Transcept Pharmaceuticals, Inc. and the initial public offerings of Concert Pharmaceuticals, Inc., Dicerna Pharmaceuticals, Inc., Everyday Health, Inc., Neothetics, Inc., Revance Therapeutics, Inc., and UniQure BV.
(5)	Amounts listed above are inclusive of loan origination fees received at the inception of the loan which are deferred and amortized into fee income as well as the accretion of existing loan discounts and fees during the period.
(6)	Amounts listed above include the acceleration and payment of loan discounts and loan fees due to early payoffs or restructures.

For the year ended December 31, 2015, approximately $179,000 in net unrealized depreciation and $745,000 in net unrealized appreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $13.7 million and $5.9 million in net unrealized depreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

For the year ended December 31, 2014, approximately $15.0 million and $555,000 in net unrealized appreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $14.2 million and $2.8 million in net unrealized depreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

The following tables provide quantitative information about the Company’s Level 3 fair value measurements of the Company’s investments as of December 31, 2015 and December 31, 2014. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The below table is not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

The significant unobservable input used in the fair value measurement of the Company’s escrow receivables is the amount recoverable at the contractual maturity date of the escrow receivable.

Investment Type - Level Three Debt Investments	Fair Value at December 31, 2015 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(b)
Pharmaceuticals	$ 72,981 406,590	Originated Within 6 Months Market Comparable Companies	Origination Yield Hypothetical Market Yield Premium/(Discount)	10.35% - 16.16% 9.55% - 16.75% (0.75%) - 0.00%	12.29% 12.67%

Technology	6,873 283,045 36,815	Originated Within 6 Months Market Comparable Companies Liquidation(c)	Origination Yield Hypothetical Market Yield Premium/(Discount) Probability weighting of alternative outcomes	15.19% 6.57% - 23.26% (0.25%) -0.50% 10.00% - 100.00%	15.19% 13.22%

Sustainable and Renewable Technology	11,045 105,382 1,013	Originated Within 6 Months Market Comparable Companies Liquidation(c)	Origination Yield Hypothetical Market Yield Premium/(Discount) Probability weighting of alternative outcomes	19.74% 10.62% - 27.31% 0.00% 100.00%	19.74% 15.91%

Medical Devices	80,53 3,764	Market Comparable Companies Liquidation(c)	Hypothetical Market Yield Premium/(Discount) Probability weighting of alternative outcomes	11.65% - 19.90% 0.00% - 0.50% 50.00%	15.26%

Lower Middle Market	17,811 15,151	Originated Within 6 Months Liquidation(c)	Origination Yield Probability weighting of alternative outcomes	12.70% - 14.50% 25.00% - 75.00%	13.00%

Debt Investments Where Fair Value Approximates Cost
	12,434	Imminent Payoffs(d)
	48,962	Debt Investments Maturing in Less than One Year

	$1,102,396	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries note above as follows:

•	Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development and Drug Delivery industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Consumer and Business Products, Information Services, and Communications and Networking industries in the Consolidated Schedule of Investments.

•	Sustainable and Renewable Technology, above, aligns with the Sustainable and Renewable Technology Industry in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Surgical Devices and Medical Devices and Equipment industries in the Consolidated Schedule of Investments.

•

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

(b)	The weighted averages are calculated based on the fair market value of each investment.

(c)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

(d)	Imminent payoffs represent debt investments that the Company expects to be fully repaid within the next three months, prior to their scheduled maturity date.

Investment Type -Level Three Debt Investments	Fair Value at December 31, 2014 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(b)
Pharmaceuticals	$117,229	Originated Within 6 Months	Origination Yield	10.34% - 16.52%	11.76%
	237,595	Market Comparable Companies	Hypothetical Market Yield	9.75% - 17.73%	10.62%
			Premium/(Discount)	(0.50%) - 1.00%

Medical Devices	60,332	Originated Within 6 Months	Origination Yield	12.14% - 16.56%	13.69%
	60,658	Market Comparable Companies	Hypothetical Market Yield	11.64% - 22.22%	12.19%
			Premium/(Discount)	0.00% - 1.00%
	12,970	Liquidation(c)	Probability weighting of alternative outcomes	50.00%

Technology	152,645	Originated Within 6 Months	Origination Yield	10.54% - 20.02%	14.08%
	80,835	Market Comparable Companies	Hypothetical Market Yield	6.95% - 15.50%	13.01%
			Premium/(Discount)	0.00% - 0.50%
	27,159	Liquidation(c)	Probability weighting of alternative outcomes	10.00% - 90.00%

Sustainable and Renewable Technology	4,437	Originated Within 6 Months	Origination Yield	13.85% - 21.57%	19.00%
	52,949	Market Comparable Companies	Hypothetical Market Yield	13.20% - 16.62%	15.41%
			Premium/(Discount)	0.00% - 1.50%
	1,600	Liquidation(c)	Probability weighting of alternative outcomes	100.00%

Lower Middle Market	2,962	Originated Within 6 Months	Origination Yield	14.04%	14.04%
	59,254	Market Comparable Companies	Hypothetical Market Yield	11.91% - 15.33%	13.98%
			Premium/(Discount)	0.00% - 0.50%
	4,096	Liquidation(c)	Probability weighting of alternative outcomes	45.00% - 55.00%

		Debt Investments Where Fair Value Approximates Amortized Cost
	9,318	Imminent Payoffs (d)
	39,867	Debt Investments Maturing in Less than One Year

	$923,906	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries note above as follows:

•

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, Diagnostic and Biotechnology Tools industries in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Consumer and Business Products, Information Services, and Communications and Networking industries in the Consolidated Schedule of Investments.

•

Sustainable and Renewable Technology, above, aligns with the Sustainable and Renewable Technology Industry in the Consolidated Schedule of Investments. In the Company’s quarterly and annual reports filed with the commission prior to this Annual Report on Form 10-K for the year ended December 31, 2014, the Company referred to this industry sector as “Energy Technology.”

•

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

(b)	The weighted averages are calculated based on the fair market value of each investment.

(c)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

(d)	Imminent payoffs represent debt investments that the Company expects to be fully repaid within the next three months, prior to their scheduled maturity date.

Investment Type -Level Three Equity and Warrant Investments	Fair Value at December 31, 2015 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(e)
Equity Investments	$5,898	Market Comparable Companies	EBITDA Multiple(b)	3.3x - 19.5x	7.6x
			Revenue Multiple(b)	0.7x - 3.7x	2.1x
			Discount for Lack of Marketability(c)	14.31% - 25.11%	18.05%
			Average Industry Volatility(d)	37.72% - 109.64%	60.27%
			Risk-Free Interest Rate	0.61% - 1.09%	0.74%
			Estimated Time to Exit (in months)	10 - 26	15
	30,874	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	28.52% - 86.41%	65.40%
			Risk-Free Interest Rate	0.36% - 1.51%	0.80%
			Estimated Time to Exit (in months)	10 - 47	17

Warrant Investments	7,904	Market Comparable Companies	EBITDA Multiple(b)	5.1x - 57.9x	16.0x
			Revenue Multiple(b)	0.4x - 9.6x	3.0x
			Discount for Lack of Marketability(c)	10.09% - 31.37%	23.11%
			Average Industry Volatility(d)	39.51% - 73.36%	41.19%
			Risk-Free Interest Rate	0.32% - 1.51%	0.87%
			Estimated Time to Exit (in months)	4 - 47	23
	10,661	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	28.52% - 109.64%	64.31%
			Risk-Free Interest Rate	0.36% - 1.45%	0.85%
			Estimated Time to Exit (in months)	10 - 44	20

Total Level Three Warrant and Equity Investments	$55,337

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model (“OPM”) include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation may result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.
(e)	Weighted averages are calculated based on the fair market value of each investment.

Investment Type -Level Three Equity and Warrant Investments	Fair Value at December 31, 2014 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(e)
Equity Investments	$12,249	Market Comparable Companies	EBITDA Multiple(b)	5.2x - 23.4x	8.5x
			Revenue Multiple(b)	0.9x - 3.6x	2.6x
			Discount for Lack of Marketability(c)	5.67% - 35.45%	15.95%
			Average Industry Volatility(d)	48.10% - 95.18%	62.78%
			Risk-Free Interest Rate	0.22% - 0.83%	0.24%
			Estimated Time to Exit (in months)	10 - 28	11
	46,686	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	38.95% - 84.30%	55.04%
			Risk-Free Interest Rate	0.10% - 1.32%	0.24%
			Estimated Time to Exit (in months)	6 - 43	10

Warrant Investments	9,725	Market Comparable Companies	EBITDA Multiple(b)	0.0x - 98.9x	16.6x
			Revenue Multiple(b)	0.3x - 15.7x	4.3x
			Discount for Lack of Marketability(c)	12.12% - 35.50%	22.14%
			Average Industry Volatility(d)	37.70% - 108.86%	67.23%
			Risk-Free Interest Rate	0.22% - 1.34%	0.75%
			Estimated Time to Exit (in months)	10 - 47	27
	12,198	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	32.85% - 99.81%	67.58%
			Risk-Free Interest Rate	0.21% - 2.95%	0.87%
			Estimated Time to Exit (in months)	10 - 48	28

Total Level Three Warrant and Equity Investments	$80,858

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model (“OPM”) include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation may result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.
(e)	Weighted averages are calculated based on the fair market value of each investment.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged. In addition, the Company may, from time to time, invest in public debt of companies that meet the Company’s investment objectives. These investments are considered Level 2 assets.

The Company applies a procedure for debt investments that assumes the sale of each investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. The Company determines the yield at inception for each debt investment. The Company then uses senior secured, leveraged loan yields provided by third party providers to determine the change in market yields between inception of the debt security and the measurement date. Industry specific indices and other relevant market data are used to benchmark/assess market based movements.

Under this process, the Company also evaluates the collateral for recoverability of the debt investments. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a credit adjusted hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated debt investments using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a debt investment is doubtful or, if under the in-exchange premise, when the value of a debt security is less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security is greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investments from recordation of the warrant or other equity instruments is accreted into interest income over the life of the debt investment.

Debt investments that are traded on a public exchange will be valued at the prevailing market price at period end.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Company has a limited amount of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes OPM. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Portfolio Composition

As required by the 1940 Act, the Company classifies its investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “control”. Generally, under the 1940 Act, the Company is deemed to “control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of the Company, as defined in the 1940 Act, which are not control investments. The Company is deemed to be an “affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes the Company’s realized and unrealized gain and loss and changes in the Company’s unrealized appreciation and depreciation on affiliate investments for the years ended December 31, 2015, 2014, and 2013. The Company did not hold any Control investments at December 31, 2015, 2014 or 2013.

(in thousands)			Year Ended December 31, 2015
Portfolio Company	Type	Fair Value at December 31, 2015	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)
Optiscan BioMedical, Corp.	Affiliate	$6,973	$—	$901	$—	$—
Stion Corporation	Affiliate	1,013	348	206	—	—

Total		$7,986	$348	$1,107	$—	$—

(in thousands)			Year Ended December 31, 2014
Portfolio Company	Type	Fair Value at December 31, 2014	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$327	$—	$(146)	$—	$—
Optiscan BioMedical, Corp.	Affiliate	6,072	—	(24)	—	—
Stion Corporation	Affiliate	1,600	1,876	(3,112)	—	—

Total		$7,999	$1,876	$(3,282)	$—	$—

(in thousands)			Year Ended December 31, 2013
Portfolio Company	Type	Fair Value at December 31, 2013	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$473	$—	$(1,193)	$—	$—
Optiscan BioMedical, Corp.	Affiliate	4,784	1,933	(225)	—	—
Stion Corporation	Affiliate	5,724	462	593	—	—

Total		$10,981	$2,395	$(825)	$—	$—

During the year ended December 31, 2015, changes to the capitalization structure of the portfolio company Gelesis, Inc. reduced the Company’s investment below the threshold for classification as an affiliate investment.

A summary of the composition of the Company’s investment portfolio as of December 31, 2015 and December 31, 2014 at fair value is shown as follows:

	December 31, 2015		December 31, 2014
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Debt with Warrants	$961,464	80.1%	$740,659	72.6%
Senior Secured Debt	171,732	14.3%	208,345	20.4%
Preferred Stock	35,245	2.9%	57,548	5.6%
Common Stock	32,197	2.7%	14,185	1.4%

Total	$1,200,638	100.0%	$1,020,737	100.0%

The increase in common stock and the decrease in preferred stock is primarily due to the IPO of Box, Inc. on January 23, 2015 in which all of the Company’s preferred shares were converted to common stock in the public portfolio company. Any potential future gain is subject to the price of the shares when the Company exits the investment.

A summary of the Company’s investment portfolio, at value, by geographic location as of December 31, 2015 and December 31, 2014 is shown as follows:

	December 31, 2015		December 31, 2014
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$1,167,281	97.2%	$967,803	94.8%
Netherlands	20,112	1.7%	19,913	2.0%
England	8,884	0.8%	34	0.0%
Israel	3,764	0.3%	6,498	0.6%
Canada	595	0.0%	2,314	0.2%
India	2	0.0%	24,175	2.4%

Total	$1,200,638	100.0%	$1,020,737	100.0%

The following table shows the fair value the Company’s portfolio by industry sector at December 31, 2015 and December 31, 2014:

	December 31, 2015		December 31, 2014
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$284,266	23.7%	$267,618	26.2%
Drug Delivery	164,665	13.7%	88,491	8.7%
Sustainable and Renewable Technology	159,487	13.3%	68,280	6.7%
Software	147,237	12.3%	125,412	12.3%
Media/Content/Info	95,488	7.9%	29,219	2.9%
Medical Devices & Equipment	90,560	7.5%	138,046	13.5%
Internet Consumer & Business Services	88,377	7.4%	69,655	6.8%
Specialty Pharmaceuticals	52,088	4.3%	51,536	5.0%
Communications & Networking	33,213	2.8%	61,433	6.0%
Consumer & Business Products	26,611	2.2%	63,225	6.2%
Semiconductors	22,705	1.9%	5,126	0.5%
Healthcare Services, Other	15,131	1.3%	10,527	1.0%
Surgical Devices	11,185	0.9%	9,915	1.0%
Electronics & Computer Hardware	6,928	0.6%	692	0.1%
Information Services	1,657	0.1%	27,016	2.6%
Biotechnology Tools	719	0.1%	3,721	0.4%
Diagnostic	321	0.0%	825	0.1%

Total	$1,200,638	100.0%	$1,020,737	100.0%

No single portfolio investment represents more than 10% of the fair value of the investments as of December 31, 2015 and December 31, 2014.

Portfolio Activity

During the year ended December 31, 2015, the Company funded investments in debt securities and equity investments totaling approximately $694.1 million and $18.6 million, respectively. During the year ended December 31, 2015, the Company converted approximately $566,000 of debt to equity in two portfolio companies. During the year ended December 31, 2015, the Company converted approximately $330,000 of warrants to equity in three portfolio companies.

During the year ended December 31, 2014, the Company funded investments in debt securities and equity investments totaling approximately $611.0 million and $10.3 million, respectively. The Company converted approximately $2.2 million of debt to equity in four portfolio companies in the year ended December 31, 2014.

During the year ended December 31, 2015, the Company recognized net realized gains of approximately $5.1 million on the portfolio. These net realized gains included gross realized gains of approximately $12.6 million primarily from the sale of investments in seven portfolio companies, including Box, Inc. ($3.2 million), Atrenta, Inc. ($2.6 million), Cempra, Inc. ($2.0 million), Celladon Corporation ($1.4 million), Egalet Corporation ($652,000), Everyday Health, Inc. ($387,000) and Identiv, Inc. ($304,000), and $1.5 million from subsequent recoveries received on two previously written-off debt investments. These gains were partially offset by gross realized losses of approximately $7.5 million primarily from the liquidation or write off of the Company’s investments in sixteen portfolio companies.

During the year ended December 31, 2014, the Company recognized net realized gains of approximately $20.1 million on the portfolio. These net realized gains included gross realized gains of approximately $24.0 million primarily from the sale of investments in seven portfolio companies including Acceleron Pharma, Inc., ($7.9 million), Merrimack Pharmaceuticals, Inc., ($4.3 million), Neuralstem, Inc., ($2.7 million), IPA Holdings, LLC., ($1.5 million), Cell Therapeutics, Inc., ($1.3 million), Trulia, Inc. ($1.0 million), and Portola Pharmaceuticals, Inc. ($700,000). These gains were partially offset by gross realized losses of approximately $3.9 million primarily from the liquidation of the Company’s investments in fifteen portfolio companies.

Investment Collateral

In the majority of cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At December 31, 2015, approximately 39.7% of the Company’s portfolio company debt investments were secured by a first priority security in all of the assets of the portfolio company, including their intellectual property, 49.7% of the Company’s portfolio company debt investments were to portfolio companies that were prohibited from pledging or encumbering their intellectual property, or subject to a negative pledge, 7.9% of the Company’s portfolio company debt investments were secured by a second priority security interest in all of the portfolio company’s assets, other than intellectual property and 2.7% of the Company’s portfolio company debt investments were subordinated secured by all of the portfolio company’s assets, including intellectual property. At December 31, 2015 the Company had no equipment only liens on any of the Company’s portfolio companies.

Income Recognition

The Company records interest income on an accrual basis and recognizes it as earned in accordance with the contractual terms of the loan agreement, to the extent that such amounts are expected to be collected. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect that principal, interest, and other obligations due will be collected in full, management will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal and interest due has been paid or management believes the portfolio company has demonstrated the ability to repay the Company’s current and future contractual obligations. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, the Company may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

At December 31, 2015, the Company had five debt investments on non-accrual with a cumulative investment cost and fair value of approximately $47.4 million and $23.2 million, respectively, compared to four debt investments on non-accrual at December 31, 2014 with a cumulative investment cost and fair value of approximately $28.9 million and $10.6 million, respectively. In addition, at December 31, 2015, the Company had one debt investment with an investment cost and fair value of approximately $20.1 million and $14.9 million, respectively, for which only the PIK interest is on non-accrual. The increase in the cumulative cost and fair value of debt investments on non-accrual between December 31, 2015 and December 31, 2014 is the result of placing three new debt investments on non-accrual status during the period, offset by the liquidation of two debt investments that were on non-accrual at December 31, 2014. During the year ended December 31, 2015, the Company recognized a realized loss of approximately $180,000 on the write off of one debt investment that was on non-accrual at December 31, 2014. In addition, the Company recognized a realized loss of $1.2 million on the partial write off of one debt investment that is on non-accrual as of December 31, 2015.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the years ended December 31, 2015 and December 31, 2014.

Paid-In-Kind and End of Term Income

Contractual PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company will generally cease accruing PIK interest if there is insufficient value to support the accrual or management does not expect the portfolio company to be able to pay all principal and interest due. The Company recorded approximately $4.7 million and $3.3 million in PIK income in the years ended December 31, 2015 and 2014, respectively.

In addition, the Company may also be entitled to an end-of-term payment that is amortized into income over the life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. At December 31, 2015, the Company had approximately $22.7 million in exit fees receivable, of which approximately $17.4 million was included as an offset to the cost basis of our current debt investments and approximately $5.3 million was deferred related to expired commitments. At December 31, 2014 the Company had approximately $19.3 million in exit fees receivable, of which approximately $8.4 million was included as an offset to the cost basis of our current debt investments and approximately $10.9 million was related to expired commitments.

To maintain the Company’s status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though the cash has not yet been collected. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments.

Fee Income

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method.

In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The Company had approximately $26.1 million of unamortized fees at December 31, 2015, of which approximately $23.6 million was included as an offset to the cost basis of our current debt investments and approximately $2.5 million was deferred contingent upon the occurrence of a funding or milestone. At December 31, 2014 the Company had approximately $21.9 million of unamortized fees, of which approximately $17.4 million was included as an offset to the cost basis of our current debt investments and approximately $4.5 million was deferred contingent upon the occurrence of a funding or milestone.

The Company recognizes nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and OID related to early loan pay-off or material modification of the specific debt outstanding.

Equity Offering Expenses

The Company’s offering costs are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing. Debt issuance costs are recognized as prepaid expenses and amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method. Prepaid financing costs, net of accumulated amortization, were as follows as of December 31, 2015 and December 31, 2014.

(in thousands)	December 31, 2015	December 31, 2014
SBA Debentures	$3,371	$4,038
2019 Notes	2,185	4,352
2024 Notes	2,872	3,205
2017 Asset-Backed Notes	—	506
2021 Asset-Backed Notes	2,305	3,207
Convertible Senior Notes	44	175
Wells Facility	669	794
Union Bank Facility	229	156

Total	$11,675	$16,433

Cash and Cash Equivalents

Cash and cash equivalents consists solely of funds deposited with financial institutions and short-term liquid investments in money market deposit accounts. Cash and cash equivalents are carried at cost, which approximates fair value.

Other Assets

Other Assets generally consists of prepaid expenses, deferred financing costs net of accumulated amortization, fixed assets net of accumulated depreciation, deferred revenues and deposits and other assets, including escrow receivable. The escrow receivable balance as of December 31, 2015 was approximately $3.0 million and was fair valued and held in accordance with ASC 820.

Stock Based Compensation

The Company has issued and may, from time to time, issue additional stock options and restricted stock to employees under the Company’s 2004 Equity Incentive Plan and Board members under the Company’s 2006

Equity Incentive Plan. Management follows the guidelines set forth under ASC Topic 718, formally known as FAS 123R “Share-Based Payments” to account for stock options granted. Under ASC Topic 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Income Taxes

The Company operates to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders in determining “taxable income.” Taxable income includes the Company’s taxable interest, dividend and fee income, reduced by deductible expenses, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

As a RIC, the Company will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Company distributes dividends in a timely manner to its stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of the Company’s ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of the Company’s capital gain net income (adjusted for certain ordinary losses) for the 1-year period ending October 31 of each such calendar year and (3) any ordinary income and capital gain net income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirements”). The Company will not be subject to excise taxes on amounts on which the Company is required to pay corporate income tax (such as retained net capital gains).

Depending on the level of taxable income earned in a taxable year, the Company may choose to carry over taxable income in excess of current taxable year distributions from such taxable income into the next taxable year and pay a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of dividends paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent the Company chooses to carry over taxable income into the next taxable year, dividends declared and paid by the Company in a taxable year may differ from taxable income for that taxable year as such dividends may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

The Company intends to distribute approximately $8.2 million of spillover earnings from ordinary income for the taxable year ended December 31, 2015 to the Company’s shareholders in 2016. The Company distributed 100% of its spillover from long term capital gains for the taxable year ended December 31, 2014 to the Company’s shareholders in 2015.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and net realized securities gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their appropriate tax character. Permanent differences may also result from the classification of certain items, such as the treatment of short-term gains as ordinary income for tax purposes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Earnings Per Share (“EPS”)

Basic EPS is calculated by dividing net earnings applicable to common shareholders by the weighted average number of common shares outstanding. Common shares outstanding includes common stock and restricted stock for which no future service is required as a condition to the delivery of the underlying common stock. Diluted EPS includes the determinants of basic EPS and, in addition, reflects the dilutive effect of the common stock deliverable pursuant to stock options and to restricted stock for which future service is required as a condition to the delivery of the underlying common stock.

Comprehensive Income

The Company reports all changes in comprehensive income in the Consolidated Statement of Operations. Comprehensive income is equal to net increase in net assets resulting from operations.

Dividends

Dividends and distributions to common stockholders are approved by the Board of Directors on a quarterly basis and the dividend payable is recorded on the ex-dividend date.

The Company maintains an “opt out” dividend reinvestment plan that provides for reinvestment of the Company’s distribution on behalf of the Company’s stockholders, unless a stockholder elects to receive cash. As a result, if the Company’s Board of Directors authorizes, and the Company declares a cash dividend, then the Company’s stockholders who have not “opted out” of the Company’s dividend reinvestment plan will have their cash dividend automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividends. During 2015, 2014, and 2013, the Company issued approximately 199,894, 96,976, and 159,000 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

Segments

The Company lends to and invests in portfolio companies in various technology-related industries, including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Recent Accounting Pronouncements

In February 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-02, “Consolidation (Topic 810)—Amendments to the Consolidation Analysis”. The new guidance applies to entities in all industries and provides a new scope exception to registered money market funds and similar unregistered money market funds. It makes targeted amendments to the current consolidation guidance and ends the deferral granted to investment companies from applying the VIE guidance. The Company currently consolidates all VIEs of which it is the primary beneficiary, thus the Company does not anticipates a material impact from adopting this standard on its financial statements. ASU 2015-02 is effective for public business entities for annual reporting periods beginning after December 15, 2015.

In April 2015, the FASB issued ASU 2015-03, “Simplifying the Presentation of Debt Issuance Costs”, which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the associated debt liability and in August 2015, the FASB issued ASU 2015-15 “Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”, which clarifies the application of ASU 2015-03 to debt issuance costs associated with line-of-credit arrangements and allows presentation of debt issuance costs on these instruments as assets that are amortized over the term of the instrument. Adoption of these standards will result in the presentation of the Company’s SBA Debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes, and Convertible Senior Notes net of the associated debt issuance costs for each instrument in the liabilities section on the Consolidated Statement of Assets and Liabilities. There will be no changes to the accounting or presentation of the Wells Facility as debt issuance costs are amortized over the term of the line of credit. ASU 2015-03 and ASU 2015-15 are effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables including escrow receivables, accounts payable and accrued liabilities, approximate the fair values of such items due to the short maturity of such instruments. The Convertible Senior Notes, the April 2019 Notes, the September 2019 Notes (together with the April 2019 Notes, the “2019 Notes”), the 2024 Notes, 2021 Asset-Backed Notes, and the SBA debentures, as each term is defined herein, as sources of liquidity remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. At December 31, 2015, the April 2019 Notes were trading on the New York Stock Exchange (“NYSE”) for $25.42 per share at par value, the September 2019 Notes were trading on the NYSE for $25.23 per share at par value and the 2024 Notes were trading on the NYSE for $25.34 per share at par value. The par value at underwriting for each of these notes was $25.00 per share. Based on market quotations on or around December 31, 2015, the Convertible Senior Notes were quoted for 1.110 per dollar at par value and the 2021 Asset-Backed Notes were quoted for 0.996 per dollar at par value. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of the SBA debentures would be approximately $194.1 million, compared to the carrying amount of $190.2 million as of December 31, 2015. The fair value of the outstanding borrowings under the Wells Facility at December 31, 2015 is equal to its transaction price as the Company renegotiated the terms of the agreement with Wells Fargo Capital Finance, LLC in December 2015.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 2.

The liabilities of the Company are recorded at amortized cost and not at fair value on the Consolidated Statement of Assets and Liabilities. The following tables provide additional information about the fair value and level in the fair value hierarchy of the Company’s liabilities at December 31, 2015 and December 31, 2014.

(in thousands) Description(1)	December 31, 2015	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Convertible Senior Notes	$19,540	$—	$19,540	$—
Wells Facility	50,000	—	—	50,000
2021 Asset-Backed Notes	128,775	—	128,775	—
April 2019 Notes	65,573	—	65,573	—
September 2019 Notes	46,297	—	46,297	—
2024 Notes	104,401	—	104,401	—
SBA Debentures	194,121	—	—	194,121

Total	$608,707	$—	$364,586	$244,121

(in thousands) Description	December 31, 2014	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Convertible Senior Notes	$22,799	$—	$22,799	$—
2017 Asset-Backed Notes	22,068	—	—	22,068
2021 Asset-Backed Notes	129,300	—	129,300	—
April 2019 Notes	86,450	—	86,450	—
September 2019 Notes	88,073	—	88,073	—
2024 Notes	104,071	—	104,071	—
SBA Debentures	191,779	—	—	191,779

Total	$644,540	$—	$430,693	$213,847

(1)	As of April 16, 2015, the 2017 Asset-Backed Notes were fully repaid.

4. Borrowings

Outstanding Borrowings

At December 31, 2015 and December 31, 2014, the Company had the following available borrowings and outstanding borrowings:

	December 31, 2015		December 31, 2014
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
SBA Debentures(2)	$190,200	$190,200	$190,200	$190,200
2019 Notes	110,364	110,364	170,364	170,364
2024 Notes	103,000	103,000	103,000	103,000
2017 Asset-Backed Notes	—	—	16,049	16,049
2021 Asset-Backed Notes	129,300	129,300	129,300	129,300
Convertible Senior Notes(3)	17,604	17,522	17,674	17,345
Wells Facility(4)	75,000	50,000	75,000	—
Union Bank Facility(4)	75,000	—	75,000	—

Total	$700,468	$600,386	$776,587	$626,258

(1)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding.
(2)	At both December 31, 2015 and December 31, 2014, the total available borrowings under the SBA debentures were $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III.
(3)	During the year ended December 31, 2015, holders of approximately $70,000 of the Company’s Convertible Senior Notes exercised their conversion rights. The balance at December 31, 2015 represents the remaining aggregate principal amount outstanding of the Convertible Senior Notes less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total remaining unaccreted discount for the Convertible Senior Notes was approximately $82,000 at December 31, 2015 and $329,000 at December 31, 2014.
(4)	Availability subject to the Company meeting the borrowing base requirements.

Long-Term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. With the Company’s net investment of $44.0 million in HT II as of December 31, 2015, HT II has the capacity to issue a total of $41.2 million of SBA guaranteed debentures, subject to SBA approval, of which $41.2 million was outstanding as of December 31, 2015. As of December 31, 2015, HT II has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of December 31, 2015, the Company held investments in HT II in 32 companies with a fair value of approximately $79.5 million, accounting for approximately 6.6% of the Company’s total portfolio. HT II held approximately $128.3 million in assets and accounted for approximately 7.6% of the Company’s total assets prior to consolidation at December 31, 2015.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $74.5 million in HT III as of December 31, 2015, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $149.0 million was outstanding as of December 31, 2015. As of December 31, 2015, HT III has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of December 31, 2015, the Company held investments in HT III in 44 companies with a fair value of approximately $255.9 million, accounting for approximately 21.3% of the Company’s total portfolio. HT III held approximately $310.8 million in assets and accounted for approximately 18.5% of the Company’s total assets prior to consolidation at December 31, 2015.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through the Company’s wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and HT III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2015 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in March 2009 are set semiannually in March and September and range from 2.25% to 4.62% excluding annual fees. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of March 2009, the initial maturity of SBA debentures will occur in March 2019. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees on other debentures have been set at 0.906%. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.515%. The rates of borrowings on the Company’s SBA debentures range from 3.05% to 5.53% when including these annual fees.

The average amount of debentures outstanding for the year ended December 31, 2015 for HT II was approximately $41.2 million with an average interest rate of approximately 4.52%. The average amount of debentures outstanding for the year ended December 31, 2015 for HT III was approximately $149.0 million with an average interest rate of approximately 3.43%.

For the years ended December 31, 2015 and 2014, the components of interest expense and related fees and cash paid for interest expense for the SBA debentures are as follows:

	Year Ended December 31,
(in thousands)	2015	2014
Interest expense	$6,969	$7,328
Amortization of debt issuance cost (loan fees)	667	1,036

Total interest expense and fees	$7,636	$8,364

Cash paid for interest expense and fees	$6,942	$8,042

As of December 31, 2015, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $350.0 million, subject to periodic adjustments by the SBA. In aggregate, at

December 31, 2015, with the Company’s net investment of $118.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. At December 31, 2015, the Company has issued $190.2 million in SBA-guaranteed debentures in the Company’s SBIC subsidiaries.

The Company reported the following SBA debentures outstanding on its Consolidated Statement of Assets and Liabilities as of December 31, 2015 and December 31, 2014:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	December 31, 2015	December 31, 2014
SBA Debentures:
March 25, 2009	March 1, 2019	5.53%	$18,400	$18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$190,200	$190,200

(1)	Interest rate includes annual charge

2019 Notes

On March 6, 2012, the Company and U.S. Bank National Association (the “2019 Trustee”) entered into an indenture (the “Base Indenture”). On April 17, 2012, the Company and the 2019 Trustee entered into the First Supplemental Indenture to the Base Indenture (the “First Supplemental Indenture”), dated April 17, 2012, relating to the Company’s issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% notes due 2019 (the “April 2019 Notes”). The sale of the April 2019 Notes generated net proceeds, before expenses, of approximately $41.7 million.

In July 2012, the Company reopened the Company’s April 2019 Notes and issued an additional $41.5 million in aggregate principal amount of April 2019 Notes, which included the exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

On September 24, 2012, the Company and the 2019 Trustee, entered into the Second Supplemental Indenture to the Base Indenture (the “Second Supplemental Indenture”), dated as of September 24, 2012, relating to the Company’s issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% notes due 2019 (the “September 2019 Notes”). The sale of the September 2019 Notes generated net proceeds, before expenses, of approximately $72.75 million.

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal outstanding.

In April 2015, the Company redeemed $20.0 million of the $84.5 million issued and outstanding aggregate principal amount of April 2019 Notes, as previously approved by the Board of Directors. In December 2015, the Company redeemed $40.0 million of the $85.9 million issued and outstanding aggregate principal amount of September 2019 Notes, as previously approved by the Board of Directors.

As of December 31, 2015 and December 31, 2014, the 2019 Notes payable is comprised of:

(in thousands)	December 31, 2015	December 31, 2014
April 2019 Notes	$64,490	$84,490
September 2019 Notes	45,874	85,874

Carrying Value of 2019 Notes	$110,364	$170,364

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the NYSE under the trading symbol “HTGZ.”

The April 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grant security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company’s compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the 2019 Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the 2019 Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The April 2019 Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the NYSE under the trading symbol “HTGY.”

The September 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the 2019 Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Second Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the 2019 Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The September 2019 Notes were sold pursuant to an underwriting agreement dated September 19, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

For the years ended December 31, 2015 and 2014, the components of interest expense and related fees and cash paid for interest expense for the 2019 Notes are as follows:

	Year Ended December 31,
(in thousands)	2015	2014
Interest expense	$10,899	$11,926
Amortization of debt issuance cost (loan fees)	2,167	967

Total interest expense and fees	$13,066	$12,893

Cash paid for interest expense and fees	$11,132	$11,926

As of December 31, 2015, the Company was in compliance with the terms of the Base Indenture, and respective supplemental indentures thereto, governing the April 2019 Notes and September 2019 Notes.

2024 Notes

On July 14, 2014, the Company and U.S. Bank, N.A. (the “2024 Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture between the Company and the 2024 Trustee, dated July 14, 2014, relating to the Company’s issuance, offer and sale of $100.0 million aggregate principal amount of 2024 Notes. On August 6, 2014, the underwriters issued notification to exercise their over-allotment option for an additional $3.0 million in aggregate principal amount of the 2024 Notes. The sale of the 2024 Notes generated net proceeds of approximately $99.9 million.

The 2024 Notes will mature on July 30, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after July 30, 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2024 Notes bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2014, and trade on the NYSE under the trading symbol “HTGX.”

The 2024 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2024 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Third Supplemental Indenture. The Base Indenture, as supplemented by the Third Supplemental Indenture, also contains certain reporting requirements, including a requirement that the Company provide financial information to the holders of the 2024 Notes and the 2024 Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. The Base Indenture provides for customary events of default and further provides that the 2024 Trustee or the holders of 25% in aggregate principal amount of the outstanding 2024 Notes in a series may declare such 2024 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of December 31, 2015, the Company was in compliance with the terms of the Base Indenture as supplemented by the Third Supplemental Indenture.

At both December 31, 2015 and December 31, 2014, the 2024 Notes had an outstanding principal balance of $103.0 million.

For the years ended December 31, 2015 and 2014, the components of interest expense and related fees and cash paid for interest expense for the 2024 Notes are as follows:

	Year Ended December 31,
(in thousands)	2015	2014
Interest expense	$6,437	$2,955
Amortization of debt issuance cost (loan fees)	333	153

Total interest expense and fees	$6,770	$3,108

Cash paid for interest expense and fees	$6,437	$1,887

2017 Asset-Backed Notes

On December 19, 2012, the Company completed a $230.7 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes (the “2017 Asset-Backed Notes”), which were rated A2(sf) by Moody’s Investors Service, Inc. The 2017 Asset-Backed Notes were sold by Hercules Capital Funding Trust 2012-1 pursuant to a note purchase agreement, dated as of December 12, 2012, by and among the Company, Hercules Capital Funding 2012-1, LLC as trust depositor (the “2012 Trust Depositor”), Hercules Capital Funding Trust 2012-1 as issuer (the “2012 Securitization Issuer”), and Guggenheim Securities, LLC, as initial purchaser, and were backed by a pool of senior loans made to certain of the Company’s portfolio companies and secured by certain assets of those portfolio companies and serviced by the Company.

As part of this transaction, the Company entered into a sale and contribution agreement with the 2012 Trust Depositor under which the Company has agreed to sell or have contributed to the 2012 Trust Depositor certain senior loans made to certain of the Company’s portfolio companies (the “2012 Loans”). The Company made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2012 Loans as of the date of their transfer to the 2012 Trust Depositor.

At December 31, 2014, the 2017 Asset-Backed Notes had an outstanding principal balance of $16.0 million. In February 2015, changes in the payment schedule of obligors in the 2017 Asset-Backed Notes collateral pool triggered a rapid amortization event in accordance with the sale and servicing agreement for the 2017 Asset-Backed Notes. Due to this event, the 2017 Asset-Backed Notes were fully repaid as of April 16, 2015.

Interest on the 2017 Asset-Backed Notes was paid, to the extent of funds available, at a fixed rate of 3.32% per annum. For the years ended December 31, 2015 and 2014, the components of interest expense and related fees and cash paid for interest expense for the 2017 Asset-Backed Notes are as follows:

	Year Ended December 31,
(in thousands)	2015	2014
Interest expense	$141	$1,628
Amortization of debt issuance cost (loan fees)	506	2,180

Total interest expense and fees	$647	$3,808

Cash paid for interest expense and fees	$—	$—

Under the terms of the 2017 Asset Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2017 Asset-Backed Notes. The Company segregated these funds and classified them as restricted cash. There was approximately $1.2 million of restricted cash as of December 31, 2014, funded through interest collections. As the 2017 Asset-Backed Notes were fully repaid as of April 16, 2015 there were no funds segregated as restricted cash related to the 2017 Asset-Backed Notes at December 31, 2015.

2021 Asset-Backed Notes

On November 13, 2014, the Company completed a $237.4 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes (the “2021 Asset-Backed Notes”), which were rated A(sf) by Kroll Bond Rating Agency, Inc. (“KBRA”). The 2021 Asset-Backed Notes were sold by Hercules Capital Funding Trust 2014-1 pursuant to a note purchase agreement, dated as of November 13, 2014, by and among the Company, Hercules Capital Funding 2014-1, LLC as trust depositor (the “2014 Trust Depositor”), Hercules Capital Funding Trust 2014-1 as issuer (the “2014 Securitization Issuer”), and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of the Company’s portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. The securitization has an 18-month reinvestment period during which time principal collections may be reinvested into additional eligible loans. Interest on the 2021 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.524% per annum. The 2021 Asset-Backed Notes have a stated maturity of April 16, 2021.

As part of this transaction, the Company entered into a sale and contribution agreement with the 2014 Trust Depositor under which the Company has agreed to sell or have contributed to the 2014 Trust Depositor certain senior loans made to certain of the Company’s portfolio companies (the “2014 Loans”). The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2014 Loans as of the date of their transfer to the 2014 Trust Depositor.

In connection with the issuance and sale of the 2021 Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The 2021 Asset-Backed Notes are secured obligations of the 2014 Securitization Issuer and are non-recourse to the Company. The 2014

Securitization Issuer also entered into an indenture governing the 2021 Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2021 Asset-Backed Notes were sold without being registered under the Securities Act (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rules 501(A)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Sec. 2(a)(51) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2021 Asset-Backed Notes outside the United States in accordance with Regulation S under the Securities Act. The 2014 Securitization Issuer is not registered under the 1940 Act in reliance on an exemption provide by Section 3(c)(7) thereof and Rule 3a-7 thereunder. In addition, the 2014 Trust Depositor entered into an amended and restated trust agreement in respect of the 2014 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2014 Loans are serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company performs certain servicing and administrative functions with respect to the 2014 Loans. The Company is entitled to receive a monthly fee from the 2014 Securitization Issuer for servicing the 2014 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including October 5, 2014 through and including December 5, 2014 over 360) of 2.00% and the aggregate outstanding principal balance of the 2014 Loans plus collections on deposit in the 2014 Securitization Issuer’s collections account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including October 5, 2014, to the close of business on December 5, 2014).

The Company also serves as administrator to the 2014 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At both December 31, 2015 and December 31, 2014, the 2021 Asset-Backed Notes had an outstanding principal balance of $129.3 million.

For the years ended December 31, 2015 and 2014, the components of interest expense and related fees and cash paid for interest expense for the 2021 Asset-Backed Notes are as follows:

	Year Ended December 31,
(in thousands)	2015	2014
Interest expense	$4,557	$608
Amortization of debt issuance cost (loan fees)	902	117

Total interest expense and fees	$5,459	$725

Cash paid for interest expense and fees	$4,557	$418

Under the terms of the 2021 Asset-Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2021 Asset-Backed Notes. The Company has segregated these funds and classified them as restricted cash. There was approximately $9.2 million and $11.5 million of restricted cash as of December 31, 2015 and December 31, 2014, respectively, funded through interest collections.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes due 2016 (the “Convertible Senior Notes”). During the year ended December 31, 2015, holders of approximately $70,000 of the Company’s Convertible Senior Notes exercised their conversion rights. As of

December 31, 2015, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $17.5 million.

The Convertible Senior Notes mature on April 15, 2016, unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders could convert their Convertible Senior Notes only under certain circumstances set forth in the indenture governing the Convertible Senior Notes. On or after October 15, 2015, until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their Convertible Senior Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at the Company’s election, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock. The conversion rate was initially 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate is subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the maturity date, the conversion rate is increased for converting holders. As of December 31, 2015, the conversion rate was 90.6580 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an adjusted conversion price of approximately $11.03 per share of common stock).

The Company may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC Subtopic 470-20 (previously FASB Staff Position No. APB 14- 1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the Consolidated Statement of Assets and Liabilities. As a result, the Company records interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 8.1%.

Upon meeting the stock trading price conversion requirement as set forth in the indenture governing the Convertible Senior Notes, dated April 15, 2011, between the Company and U.S. Bank National Association, during the three months ended June 30, 2014, September 30, 2014 and December 31, 2014, the Convertible Senior Notes became convertible on July 1, 2014 and continued to be convertible during each of the three months ended September 30, 2014, December 31, 2014 and March 31, 2015, respectively. During this period and as of December 31, 2015, approximately $57.4 million of the Convertible Senior Notes were converted and were settled with a combination of cash equal to the outstanding principal amount of the Convertible Senior Notes and approximately 1.5 million shares of the Company’s common stock, or $24.3 million. By not meeting the stock trading price conversion requirement during the three months ended March 31, 2015, June 30, 2015, or September 30, 2015 the Convertible Senior Notes were not convertible for the period between April 1, 2015 and October 14, 2015. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their Convertible Senior Notes at any time as described above.

The Company recorded a loss on extinguishment of debt for the proportionate amount of unamortized debt issuance costs and original issue discount on Notes converted during the period. The loss was partially offset by a gain in the amount of the difference between the outstanding principal balance of the converted notes and the fair value of the debt instrument. The net loss on extinguishment of debt the Company recorded for the years ended December 31, 2015 and 2014 was approximately $1,000 and $1.6 million, respectively. The loss on extinguishment of debt was classified as a component of net investment income in the Company’s Consolidated Statement of Operations.

As of December 31, 2015 and December 31, 2014, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	December 31, 2015	December 31, 2014
Principal amount of debt	$17,604	$17,674
Original issue discount, net of accretion	(82)	(329)

Carrying value of Convertible Senior Debt	$17,522	$17,345

For the years ended December 31, 2015 and 2014, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

	Year Ended December 31,
(in thousands)	2015	2014
Interest expense	$1,007	$2,753
Accretion of original issue discount	246	843
Amortization of debt issuance cost (loan fees)	131	450

Total interest expense and fees	$1,384	$4,046

Cash paid for interest expense and fees	$1,057	$3,465

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1% for the years ended December 31, 2015 and December 31, 2014. Interest expense decreased by approximately $1.7 million during the year ended December 31, 2015 from the year ended December 31, 2014, due to Convertible Senior Notes settled in the period. As of December 31, 2015, the Company is in compliance with the terms of the indentures governing the Convertible Senior Notes.

Wells Facility

On June 29, 2015, the Company, through a special purpose wholly-owned subsidiary, Hercules Funding II LLC (“Hercules Funding II”), entered into an Amended and Restated Loan and Security Agreement (the “Wells Facility”) with Wells Fargo Capital Finance, LLC, as a lender and as the arranger and the administrative agent, and the lenders party thereto from time to time. The Wells Facility amends, restates, and otherwise replaces the Loan and Security Agreement, which was originally entered into on August 25, 2008, with Wells Fargo Capital Finance, LLC, and had been amended from time to time. The Wells Facility was amended and restated to, among other things, consolidate prior amendments and update certain provisions to reflect current operations and personnel of the Company and Hercules Funding II. Many other terms and provisions of the Wells Facility remain the same or substantially similar to the terms and provisions of the original Wells Facility.

On December 16, 2015, the Company entered into an amendment to the Wells Facility that extended the revolving credit availability period and maturity date of the facility. As amended, the revolving credit availability period ends on August 1, 2018 and the Wells Facility matures on August 2, 2019, unless terminated sooner in accordance with its terms.

Under the Wells Facility, Wells Fargo Capital Finance, LLC has made commitments of $75.0 million. The Wells Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the facility; however, there can be no assurances that additional lenders will join the Wells Facility. Borrowings under the Wells Facility generally bear interest at a rate per annum equal to LIBOR plus 3.25%, and the Wells Facility has an advance rate of 50% against eligible debt investments. The Wells Facility is secured by all of the assets of Hercules Funding II. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. For the years ended December 31, 2015 and 2014, this non-use fee was approximately $294,000 and $380,000, respectively.

The Wells Facility also includes various financial and other covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to Hercules Funding II, including covenants relating to certain changes of control of the Company and Hercules Funding II. Among other things, these covenants also require the Company to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014. As of December 31, 2015, the minimum tangible net worth covenant has increased to $590.4 million as a result of the March 2015 follow-on public offering of 7.6 million shares of common stock for total net proceeds of approximately $100.1 million. The Wells Facility provides for customary events of default, including, without limitation, with respect to payment defaults, breach of representations and covenants, certain key person provisions, cross acceleration provisions to certain other debt, lien and judgment limitations, and bankruptcy.

On June 20, 2011 the Company paid $1.1 million in structuring fees in connection with the original Wells Facility. In connection with an amendment to the original Wells Facility in August 2014, the Company paid an additional $750,000 in structuring fees and in connection with the amendment in December 2015, the Company paid an additional $188,000 in structuring fees. These fees are being amortized through the end of the term of the Wells Facility.

The Company had aggregate draws of $138.7 million on the available facility during the year ended December 31, 2015 offset by repayments of $88.7 million. At December 31, 2015 there was $50.0 million of borrowings outstanding on this facility. At December 31, 2014 there were no borrowings outstanding on this facility.

For the years ended December 31, 2015 and 2014, the components of interest expense and related fees and cash paid for interest expense for the Wells Facility are as follows:

	Year Ended December 31,
(in thousands)	2015	2014
Interest expense	$578	$—
Amortization of debt issuance cost (loan fees)	361	198

Total interest expense and fees	$939	$198

Cash paid for interest expense and fees	$402	$—

Union Bank Facility

The Company has a $75.0 million revolving senior secured credit facility (the “Union Bank Facility”) with MUFG Union Bank, N.A. (“MUFG Union Bank”). The Company originally entered into the Union Bank Facility on February 10, 2010 but, following several amendments, amended and restated the Union Bank Facility on August 14, 2014. The amendment and restatement extends the maturity date of the Union Bank Facility to August 1, 2017, increases the size of the Union Bank Facility to $75.0 million from $30.0 million, and adjusts the interest rate for LIBOR borrowings under the Union Bank Facility. The Company further amended the Union Bank Facility in November 2015 but the amendment did not result in any material changes to the facility.

LIBOR-based borrowings by the Company under the Union Bank Facility will bear interest at a rate per annum equal to LIBOR plus 2.25% with no floor, whereas previously the Company paid a per annum interest rate on such borrowings equal to LIBOR plus 2.50% with a floor of 4.00%. Other borrowings by the Company under the Union Bank Facility, which are based on a reference rate instead of LIBOR, will continue to bear interest at a rate per annum equal to the reference rate (which is the greater of the federal funds rate plus 1.00% and a periodically announced MUFG Union Bank index rate) plus the greater of (i) 4.00% minus the reference rate and (ii) 1.00%. The Company continues to have the option of determining which type of borrowing to request under the Union Bank Facility. Subject to certain conditions, the amendment also removes a previous ceiling on the amount of certain unsecured indebtedness that the Company may incur.

The Union Bank Facility contains an accordion feature, pursuant to which the Company may increase the size of the Union Bank Facility to an aggregate principal amount of $300.0 million by bringing in additional lenders, subject to the approval of MUFG Union Bank and other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility to increase available borrowings.

The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the years ended December 31, 2015 and 2014, this non-use fee was approximately $380,000 and $240,000, respectively. The amount that the Company may borrow under the Union Bank Facility is determined by applying an advance rate to eligible loans. The Union Bank Facility generally requires payment of monthly interest on loans based on a reference rate and at the end of a one, two, or three-month period, as applicable, for loans based on LIBOR. All outstanding principal is due upon maturity.

The Union Bank Facility is collateralized by debt investments in the Company’s portfolio companies, and includes an advance rate equal to 50.0% of eligible debt investments placed in the collateral pool.

The Company has various financial and operating covenants required by the Union Bank Facility. These covenants require, among other things, that the Company maintain certain financial ratios, including liquidity, asset coverage, and debt service coverage, and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $550.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after June 30, 2014. As of December 31, 2015, the minimum tangible net worth covenant has increased to $640.1 million as a result of the March 2015 follow-on public offering of 7.6 million shares of common stock for total net proceeds of approximately $100.1 million. The Union Bank Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control.

At December 31, 2015 there were no borrowings outstanding on the Union Bank Facility.

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. (“Citigroup”), which expired under normal terms. During the first quarter of 2009, the Company paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of debt investments and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the year ended December 31, 2015, the Company reduced its realized gain by approximately $143,000 for Citigroup’s participation in the realized gain from the acquisition proceeds the Company received on equity exercised from warrants that were included in the collateral pool. The Company recorded an increase in participation liability and a decrease in unrealized appreciation by a net amount of approximately $11,000 primarily due to appreciation of fair value on the pool of warrants collateralized under the warrant participation agreement offset by the acquisition proceeds the Company received on its Atrenta, Inc. equity investment. The remaining value of their participation right on unrealized gains in the related equity investments is approximately $111,000 as of December 31, 2015 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $2.2 million under the warrant participation agreement thereby reducing realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between February 2016 and January 2017.

5. Income Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify and be subject to tax as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing dividends of an amount at least equal 90% of its investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, to its stockholders. We, among other things, have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from U.S. federal income taxes. However, depending on the level of taxable income earned in a taxable year, we may choose to carry forward taxable income in excess of current taxable year dividend distributions into the next taxable year and pay a 4% excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current taxable year distributions, we will accrue excise tax, if any, on estimated excess taxable income as taxable income is earned.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their appropriate tax character. Permanent differences may also result from the classification of short-term gains as ordinary income for tax purposes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. During the year ended December 31, 2015 and 2014, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to accelerated revenue recognition for income tax purposes, respectively, as follows:

	Year Ended December 31,
(in thousands)	2015	2014
Undistributed net investment income (distributions in excess of investment income)	$(994)	$6,382
Accumulated realized gains	$8,767	$9,207
Additional paid-in capital	$(7,773)	$(15,589)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long-term capital gains or a combination thereof. The tax character of distributions paid for the year ended December 31, 2015 was ordinary income in the amount of $70.6 million and long term capital gains in the amount of $15.3 million. The tax character of distributions paid for the year ended December 31, 2014 was ordinary income in the amount of $73.2 million.

The aggregate gross unrealized appreciation of the Company’s investments over cost for federal income tax purposes was $29.3 million and $46.1 million as of December 31, 2015 and 2014, respectively. The aggregate gross unrealized depreciation of the Company’s investments under cost for federal income tax purposes was $81.4 million and $63.4 million as of December 31, 2015 and 2014, respectively. The net unrealized depreciation over cost for federal income tax purposes was $52.1 million and $17.3 million as of December 31, 2015 and 2014, respectively. The aggregate cost of securities for federal income tax purposes was $1.3 billion and $1.0 billion as of December 31, 2015 and 2014, respectively.

At December 31, 2015 and 2014, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Statements of Assets and Liabilities by temporary book/tax differences primarily arising from the treatment of loan related yield enhancements.

	Year Ended December 31,
(in thousands)	2015	2014
Accumulated Capital Gains	$7,962	$16,663
Other Temporary Differences	4,117	1,795
Undistributed Ordinary Income	236	—
Unrealized Depreciation	(47,498)	(16,891)

Components of Distributable Earnings	$(35,183)	$1,567

The Company evaluates tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties, if any, related to unrecognized tax benefits as a component of provision for income taxes.

Based on an analysis of the Company’s tax position, there are no uncertain tax positions that met the recognition or measurement criteria. The Company is currently not undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The 2012- 2014 federal tax years for the Company remain subject to examination by the IRS. The 2011-2014 state tax years for the Company remain subject to examination by the state taxing authorities.

6. Shareholders’ Equity

On August 16, 2013, the Company entered into an “At-The-Market” (“ATM”) equity distribution agreement (the “Equity Distribution Agreement”) with JMP Securities LLC (“JMP”). The Equity Distribution Agreement provides that the Company may offer and sell up to 8.0 million shares of its common stock from time to time through JMP, as its sales agent. Sales of the Company’s common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

During the year ended December 31, 2014, the Company sold 650,000 shares of common stock for total accumulated net proceeds of approximately $9.5 million, all of which is accretive to net asset value. The Company has not sold any shares of common stock under this agreement during the year ended December 31, 2015. The Company generally uses net proceeds from these offerings to make investments, to repurchase or pay down liabilities and for general corporate purposes. As of December 31, 2015, approximately 7.35 million shares remain available for issuance and sale under the equity distribution agreement.

On February 24, 2015, the Board of Directors authorized a stock repurchase plan permitting the Company to repurchase up to $50.0 million of its common stock. This plan expired on August 24, 2015. On August 27, 2015, the Board of Directors authorized a replacement stock repurchase plan permitting the Company to repurchase up to $50.0 million of its common stock. The Company may repurchase shares of its common stock in the open market, including block purchases, at prices that may be above or below the net asset value as reported in the most recently published financial statements. The Company expects that the share repurchase program will be in effect until August 23, 2016, or until the approved dollar amount has been used to repurchase shares. During the year ended December 31, 2015, the Company repurchased 437,006 shares of its common stock at an average price per share of $10.61 per share and a total cost of approximately $4.6 million. As of December 31, 2015, approximately $45.4 million of common stock remains eligible for repurchase under the stock repurchase plan. See “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” for further information on the repurchases made during the period. See “Note 14— Subsequent Events.”

The Company anticipates that the manner, timing, and amount of any share purchases will be determined by management based upon the evaluation of market conditions, stock price, and additional factors in accordance with regulatory requirements. Pursuant to the 1940 Act, the Company is required to notify shareholders when such a program is initiated or implemented. The repurchase program does not require the Company to acquire any specific number of shares and may be extended, modified, or discontinued at any time.

On March 27, 2015, the Company raised approximately $100.1 million, after deducting offering expenses, in a public offering of 7,590,000 shares of its common stock.

At the 2015 Annual Meeting of Stockholders on July 7, 2015, the Company’s common stockholders approved a proposal to allow the Company to issue common stock at a discount from its then current net asset value (“NAV”) per share, which is effective for a period expiring on the earlier of July 7, 2016 or the 2016 annual meeting of stockholders. In connection with the receipt of such stockholder approval, the Company will limit the number of shares that it issues at a price below NAV pursuant to this authorization so that the aggregate dilutive effect on the Company’s then outstanding shares will not exceed 20%. The Company’s Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of NAV per share. During the year ended December 31, 2015, the Company has not issued common stock at a discount to NAV.

The Company has issued stock options for common stock subject to future issuance, of which 622,171 and 695,672 were outstanding at December 31, 2015 and December 31, 2014, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7.0 million shares of common stock. On June 1, 2011, stockholders approved an amended and restated plan and provided an increase of 1.0 million shares, authorizing the Company to issue 8.0 million shares of common stock under the 2004 Plan. At the Company’s 2015 Annual Meeting of stockholders on July 7, 2015, the Company’s stockholders voted to approve an amendment to the 2004 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 4.0 million shares.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1.0 million shares of common stock. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the stockholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of the Company’s outstanding voting securities.

A summary of the restricted stock activity under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31 2015, 2014, and 2013 is as follows:

	2006 Plan	2004 Plan
Outstanding at December 31, 2012	36,668	1,819,041
Granted	—	607,001
Cancelled	—	(30,264)

Outstanding at December 31, 2013	36,668	2,395,778
Granted	8,333	981,550
Cancelled	—	(152,277)

Outstanding at December 31, 2014	45,001	3,225,051
Granted	19,999	656,341
Cancelled	—	(312,564)

Outstanding at December 31, 2015	65,000	3,568,828

In 2015, 2014, and 2013, the Company granted approximately 676,340, 989,883 and 607,001 shares, respectively, of restricted stock pursuant to the Plans. All restricted stock grants under the 2004 Plan made prior to March 4, 2013 will continue to vest on a monthly basis following their one year anniversary over the succeeding 36 months. During 2012, the Compensation Committee adopted a policy that provided for awards with different vesting schedules for short and long-term awards. Under the 2004 Plan, restricted stock awarded subsequent to March 3, 2013 will vest subject to continued employment based on two vesting schedules: short-term awards vest one-half on the one year anniversary of the date of the grant and quarterly over the succeeding

12 months, and long-term awards vest one-fourth on the one year anniversary of the date of grant and quarterly over the succeeding 36 months. No restricted stock was granted pursuant to the 2004 Plan prior to 2009. See “Note 14 —Subsequent Events.”

The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the years ended December 31, 2015, 2014, and 2013 was approximately $9.2 million, $13.7 million and $7.7 million, respectively based on the grant date close price and vesting period of each grant. During the years ended December 31, 2015, 2014, and 2013 the Company expensed approximately $9.2 million, $9.2 million and $5.6 million of compensation expense related to restricted stock, respectively. As of December 31, 2015, there was approximately $8.4 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average period of 1.77 years.

The following table summarizes the activities for the Company’s unvested restricted stock for the years ended December 31, 2015, 2014, and 2013:

	Unvested Restricted Stock Awards
	Restricted Stock Awards	Weighted Average Grant Date Fair Value
Unvested at December 31, 2012	899,789	$10.73
Granted	607,001	$12.72
Vested	(440,629)	$10.59
Forfeited	(30,264)	$11.24

Unvested at December 31, 2013	1,035,897	$11.94
Granted	989,883	$13.82
Vested	(570,723)	$12.00
Forfeited	(152,277)	$12.82

Unvested at December 31, 2014	1,302,780	$13.23
Granted	676,340	$13.67
Vested	(816,484)	$13.26
Forfeited	(312,564)	$13.16

Unvested at December 31, 2015	850,072	$13.59

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of the Company’s stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make a cash payment at the time of option exercise or to pay taxes on restricted stock.

The following table summarizes the common stock options activities under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31 2015, 2014, and 2013:

	Common Stock Options	Weighted Average Exercise Price
Shares Outstanding at December 31, 2012	2,574,749	$12.00
Granted	443,500	$14.51
Exercised	(2,003,988)	$12.38
Forfeited	(115,338)	$10.38
Expired	(65,000)	$13.30

Shares Outstanding at December 31, 2013	833,923	$12.53
Granted	426,000	$15.54
Exercised	(353,547)	$10.76
Forfeited	(208,344)	$14.80
Expired	(2,360)	$13.78

Shares Outstanding at December 31, 2014	695,672	$14.58

Granted	163,500	$12.68
Exercised	(36,331)	$10.81
Forfeited	(190,006)	$14.83
Expired	(10,664)	$13.21

Shares Outstanding at December 31, 2015	622,171	$14.25

Shares Expected to Vest at December 31, 2015	471,057	$14.25

The following table summarizes stock options outstanding and exercisable at December 31, 2015:

(Dollars in thousands, except exercise price)	Options outstanding				Options exercisable
Range of exercise prices	Number of shares	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value	Weighted Average Exercise Price	Number of shares	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value	Weighted Average Exercise Price
$9.25 - $14.02	213,644	6.36	$151,114	$12.06	59,643	3.81	$86,279	$10.76
$14.60 - $16.34	408,527	5.44	—	$15.40	230,874	5.11	—	$15.36

$9.25 - $16.34	622,171	5.76	$151,114	$14.25	290,517	4.84	$86,279	$14.42

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At December 31, 2015, options for approximately 290,517 shares were exercisable at a weighted average exercise price of approximately $14.42 per share with weighted average of remaining contractual term of 4.84 years.

The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the years ended December 31, 2015, 2014, and 2013 was approximately $57,000, $211,000 and $1.1 million, respectively. During the years ended December 31, 2015, 2014, and 2013, approximately $265,000, $395,000 and $422,000, of share-based cost due to stock option grants was expensed, respectively. As of December 31, 2015, there was $232,000 of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 1.25 years.

The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for each of the three periods ended December 31, 2015, 2014, and 2013 is as follows:

	Year Ended December 31,
	2015	2014	2013
Expected Volatility	18.94%	19.90%	46.90%
Expected Dividends	10%	10%	10%
Expected term (in years)	4.5	4.5	4.5
Risk-free rate	1.08% - 1.70%	1.21% - 1.66%	0.56% - 1.63%

8. Earnings Per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows:

	Year Ended December 31,
(in thousands, except per share data)	2015	2014	2013
Numerator
Net increase in net assets resulting from operations	$42,916	$71,188	$99,446
Less: Dividends declared-common and restricted shares	(87,438)	(78,562)	(66,454)

Undistributed earnings	(44,522)	(7,374)	32,992

Undistributed earnings-common shares	(44,522)	(7,374)	32,992
Add: Dividend declared-common shares	85,959	76,953	65,123

Numerator for basic and diluted change in net assets per common share	$41,437	$69,579	$98,115

Denominator
Basic weighted average common shares outstanding	69,479	61,862	58,838
Common shares issuable	184	1,363	1,454

Weighted average common shares outstanding assuming dilution	69,663	63,225	60,292

Change in net assets per common share
Basic	$0.60	$1.12	$1.67
Diluted	$0.59	$1.10	$1.63

In the table above, unvested share-based payment awards that have non-forfeitable rights to dividends or dividend equivalents are treated as participating securities for calculating earnings per share.

For the purpose of calculating diluted earnings per share for year ended December 31, 2015, the dilutive effect of the Convertible Senior Notes under the treasury stock method is included in this calculation because the Company’s share price was greater than the conversion price in effect ($11.03 as of December 31, 2015 and $11.36 as of December 31, 2014) for the Convertible Senior Notes for such period.

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti-dilutive shares. For the years ended December 31, 2015, 2014, and 2013, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 627,483, 727,733 and 1,835,880 shares, respectively.

Effective as of April 6, 2015, the Company amended its charter to increase the number of shares of common stock it is authorized to issue from 100 million to 200 million. The Company effected the increase in authorized shares by filing Articles of Amendment with the State Department of Assessments and Taxation of Maryland. At December 31, 2015, the Company was authorized to issue 200 million shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

9. Financial Highlights

Following is a schedule of financial highlights for the three years ended December 31, 2015.

	Year Ended December 31,
	2015	2014	2013
Per share data(1):
Net asset value at beginning of period	$10.18	$10.51	$9.75
Net investment income	1.06	1.16	1.24
Net realized gain on investments	0.07	0.32	0.25
Net unrealized appreciation (depreciation) on investments	(0.51)	(0.33)	0.20

Total from investment operations	0.62	1.15	1.69
Net increase (decrease) in net assets from capital share transactions(1)	0.26	(0.37)	0.10
Distributions of net investment income(6)	(1.26)	(1.27)	(1.13)
Stock-based compensation expense included in investment income(2)	0.14	0.16	0.10

Net asset value at end of period	$9.94	$10.18	$10.51

Ratios and supplemental data:
Per share market value at end of period	$12.19	$14.88	$16.40
Total return(3)	(9.70%)	(1.75%)	58.49%
Shares outstanding at end of period	72,118	64,715	61,837
Weighted average number of common shares outstanding	69,479	61,862	58,838
Net assets at end of period	$717,134	$658,864	$650,007
Ratio of total expense to average net assets(4)	11.55%	10.97%	11.06%
Ratio of net investment income before investment gains and losses to average net assets(4)	10.15%	10.94%	12.12%
Portfolio turnover rate(5)	46.34%	56.15%	56.05%
Average debt outstanding	$615,198	$535,127	$580,053
Weighted average debt per common share	$8.85	$8.65	$9.86

(1)	All per share activity is calculated based on the weighted average shares outstanding for the relevant period, except net increase (decrease) in net assets from capital share transactions, which is based on the common shares outstanding as of the relevant balance sheet date.
(2)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment income includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.
(3)	The total return for the years ended December 31, 2015, 2014 and 2013 equals the change in the ending market value over the beginning of the period price per share plus dividends paid per share during the period, divided by the beginning price assuming the dividend is reinvested on the date of the distribution.
(4)	All ratios are calculated based on weighted average net assets for the relevant period.
(5)	The portfolio turnover rate for the years ended December 31, 2015, 2014 and 2013 equals the lesser of investment portfolio purchases or sales during the period, divided by the average investment portfolio value during the period.
(6)	Includes dividends on unvested shares.

10. Commitments and Contingencies

The Company’s commitments and contingencies consist primarily of unused commitments to extend credit in the form of loans to the Company’s portfolio companies. A portion of these unfunded contractual commitments as of December 31, 2015 are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Furthermore, our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the Company. Since a portion of these commitments may expire without being drawn, unfunded contractual commitments do not necessarily represent future cash requirements. As such, the Company’s disclosure of unfunded contractual commitments includes only those which are available at the request of the portfolio company and unencumbered by milestones.

At December 31, 2015, the Company had approximately $75.4 million of unfunded commitments, including undrawn revolving facilities, which were available at the request of the portfolio company and unencumbered by milestones. In addition, the Company had approximately $40.5 million of unavailable commitments to portfolio companies due to milestone and other covenant restrictions.

The Company also had approximately $86.0 million of non-binding term sheets outstanding at December 31, 2015. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. These non-binding term sheets generally convert to contractual commitments in approximately 90 days from signing. Not all non-binding term sheets are expected to close and do not necessarily represent the Company’s future cash requirements.

The fair value of the Company’s unfunded commitments are considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding, given that interest rates are generally pegged to a market indices and given the existence of milestones, conditions and/or obligations imbedded in the borrowing agreements.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $1.7 million, $1.6 million and $1.1 million, during the years ended December 31, 2015, 2014, and 2013, respectively. The following table shows the Company’s contractual obligations as of December 31, 2015:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3) (4)	$600,386	$17,522	$129,300	$211,564	$242,000
Operating Lease Obligations(5)	4,843	1,624	2,924	295	—

Total	$605,229	$19,146	$132,224	$211,859	$242,000

(1)	Excludes commitments to extend credit to the Company’s portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4 to the Company’s consolidated financial statements.
(3)	Includes $190.2 million in borrowings under the SBA debentures, $110.4 million of the 2019 Notes, $103.0 million of the 2024 Notes, $129.3 million in aggregate principal amount of the 2021 Asset-Backed Notes, $17.5 million of the Convertible Senior Notes and $50.0 million in outstanding borrowings on the Wells Facility as of December 31, 2015.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes is $17.6 million less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total remaining unaccreted discount for the Convertible Senior Notes was $82,000 at December 31, 2015.
(5)	Long-Term facility leases.

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, the Company does not expect any current matters will materially affect the Company’s financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on the Company’s financial condition or results of operations in any future reporting period.

11. Indemnification

The Company has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Company’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Company shall indemnify the director who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

The Company and its executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

12. Concentrations of Credit Risk

The Company’s customers are primarily privately held companies and public companies which are active in the drug discovery and development, sustainable and renewable technology, internet consumer and business services, medical devices and equipment, software, drug delivery, information services, communications and networking, healthcare services, specialty pharmaceuticals, surgical devices, electronics and computer hardware, media/content/info, biotechnology tools, semiconductors, consumer and business products and diagnostic industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value for companies in these sectors is often vested in intangible assets and intellectual property.

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity and warrant or other equity-related interests, can fluctuate materially when a loan is paid off or a related warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For the years ended December 31, 2015 and December 31, 2014, the Company’s ten largest portfolio companies represented approximately 32.1% and 28.6% of the total fair value of the Company’s investments in portfolio companies, respectively. At December 31, 2015 and December 31, 2014, the Company had two and three investments, respectively, that represented 5% or more of the Company’s net assets. At December 31, 2015, the Company had four equity investments representing approximately 53.2% of the total fair value of the Company’s equity investments, and each represented 5% or more of the total fair value of the Company’s equity investments. At December 31, 2014, the Company had three equity investments which represented approximately 61.5% of the total fair value of the Company’s equity investments, and each represented 5% or more of the total fair value of such investments.

13. Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the last eight quarters ended December 31, 2015. This information was derived from the Company’s unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

	Quarter Ended
(in thousands, except per share data)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Total investment income	$32,494	$38,126	$47,132	$39,380
Net investment income before investment gains and losses	12,993	16,781	23,590	20,137
Net increase (decrease) in net assets resulting from operations	21,919	2,752	4,075	14,170
Change in net assets per common share (basic)	$0.33	$0.03	$0.05	$0.20

	Quarter Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Total investment income	$35,770	$34,001	$37,019	$36,875
Net investment income before investment gains and losses	18,304	18,551	18,995	15,899
Net increase (decrease) in net assets resulting from operations	22,185	13,191	15,177	20,635
Change in net assets per common share (basic)	$0.36	$0.21	$0.24	$0.32

14. Subsequent Events

Dividend Declaration

On February 17, 2016 the Board of Directors declared a cash dividend of $0.31 per share to be paid on March 14, 2016 to shareholders of record as of March 7, 2016. This dividend would represent the Company’s forty-second consecutive dividend declaration since the Company’s initial public offering, bringing the total cumulative dividend declared to date to $11.54 per share.

Corporate Rebranding

On February 25, 2016, the Company changed its name to “Hercules Capital, Inc.”, from “Hercules Technology Growth Capital, Inc.” The Company will continue to trade on the New York Stock Exchange under the “HTGC” ticker symbol.

Share Repurchase Program

On February 24, 2015, the Board of Directors approved a $50.0 million open market share repurchase program and on February 17, 2016, the Board of Directors extended the program until August 23, 2016. The Company may repurchase shares of its common stock in the open market, including block purchases, at prices that may be above or below the net asset value as reported in our then most recently published financial statements. The Company expects that the share repurchase program will be in effect until August 23, 2016, or until the approved dollar amount has been used to repurchase shares. Subsequent to December 31, 2015 and as of February 22, 2016, the Company repurchased 449,588 shares of its common stock at an average price per share of $10.64 per share and a total cost of approximately $4.8 million. As of February 22, 2016, approximately $40.6 million of common stock remains eligible for repurchase under the stock repurchase plan.

Restricted Stock Award Grants

In January 2016, the Company granted approximately 536,250 restricted stock awards pursuant to the Plans.

Portfolio Company Developments

As of February 22, 2016, the Company held warrants or equity positions in three companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings. All three companies filed confidentially under the Jumpstart Our Business Startups Act of 2012. There can be no assurance that these companies will complete their initial public offerings in a timely manner or at all.

Schedule 12-14

HERCULES CAPITAL, INC.

(FORMERLY HERCULES TECHNOLOGY GROWTH CAPITAL, INC.)

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

As of and for the year ended December 31, 2015

(in thousands)

Portfolio Company	Investment(1)	Amount of Interest Credited to Income(2)	As of December 31, 2014 Fair Value(5)	Gross Additions(3)	Gross Reductions(4)	As of December 31, 2015 Fair Value
Affiliate Investments
Optiscan BioMedical, Corp.	Preferred Stock	$—	$5,853	$808	$—	$6,661
	Preferred Warrants	—	219	93	—	312
Stion Corporation	Senior Debt	347	1,600	—	(587)	1,013

Total Control and Affiliate Investments		$347	$7,672	$901	$(587)	$7,986

(1)	Stock and warrants are generally non-income producing and restricted. The principal amount for debt is shown in the Consolidated Schedule of Investments as of December 31, 2015.
(2)	Represents the total amount of interest or dividends credited to income for the year an investment was an affiliate or control investment.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.
(5)	Note that as of December 31, 2014, Gelesis was classified as an affiliate investment on Consolidated Statement of Assets and Liabilities. During the year ended December 31, 2015, changes to the capitalization structure of the portfolio company occurred that reduced the Company’s investment below the threshold for classification as an affiliate investment. As such the investment has been removed from this disclosure.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(unaudited)

(dollars in thousands, except per share data)

	June 30, 2016	December 31, 2015
Assets
Investments:
Non-control/Non-affiliate investments (cost of $1,334,302 and $1,238,539, respectively)	$1,292,934	$1,192,652
Control investments (cost of $21,294 and $0, respectively)	4,000	—
Affiliate investments (cost of $13,799 and $13,742, respectively)	5,844	7,986

Total investments, at value (cost of $1,369,395 and $1,252,281, respectively)	1,302,778	1,200,638
Cash and cash equivalents	59,715	95,196
Restricted cash	3,605	9,191
Interest receivable	9,453	9,239
Other assets	19,620	9,720

Total assets	$1,395,171	$1,323,984

Liabilities
Accounts payable and accrued liabilities	$16,681	$17,241
Long-Term Liabilities (Convertible Senior Notes), net (principal of $0 and $17,604)(1)	—	17,478
Wells Facility	—	50,000
2021 Asset-Backed Notes, net (principal of $129,300 and $129,300, respectively)(1)	127,461	126,995
2019 Notes, net (principal of $110,364 and $110,364, respectively)(1)	108,499	108,179
2024 Notes, net (principal of $244,945 and $103,000, respectively)(1)	237,570	100,128
Long-Term SBA Debentures, net (principal of $190,200 and $190,200, respectively)(1)	187,165	186,829

Total liabilities	$677,376	$606,850
Net assets consist of:
Common stock, par value	75	73
Capital in excess of par value	774,339	752,244
Unrealized depreciation on investments(2)	(68,046)	(52,808)
Accumulated realized gains on investments	23,550	27,993
Distributions in excess of net investment income	(12,123)	(10,368)

Total net assets	$717,795	$717,134

Total liabilities and net assets	$1,395,171	$1,323,984

Shares of common stock outstanding ($0.001 par value, 200,000,000 and 100,000,000 authorized, respectively)	74,320	72,118
Net asset value per share	$9.66	$9.94

(1)	The Company’s SBA Debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes, and Convertible Senior Notes, as each term is defined herein, are presented net of the associated debt issuance costs for each instrument. See “Note 2 – Summary of Significant Accounting Policies” and “Note 4 – Borrowings”.
(2)	Amounts include $1.4 million and $1.2 million, respectively, in net unrealized depreciation on other assets and accrued liabilities, including escrow receivables, estimated taxes payable and Citigroup warrant participation agreement liabilities.

See notes to consolidated financial statements.

The following table presents the assets and liabilities of our consolidated securitization trust for the 2021 Asset-Backed Notes (see Note 4), which is a variable interest entity (“VIE”). The assets of our securitization VIE can only be used to settle obligations of our consolidated securitization VIE, these liabilities are only the obligations of our consolidated securitization VIE, and the creditors (or beneficial interest holders) do not have recourse to our general credit. These assets and liabilities are included in the Consolidated Statement of Assets and Liabilities above.

(Dollars in thousands)	June 30, 2016	December 31, 2015
Assets
Restricted Cash	$3,605	$9,191
Total investments, at value (cost of $271,886 and $258,748, respectively)	269,452	257,657

Total assets	$273,057	$266,848

Liabilities
2021 Asset-Backed Notes, net (principal of $129,300 and $129,300, respectively)(1)	$127,461	$126,995

Total liabilities	$127,461	$126,995

(1)	The Company’s 2021 Asset-Backed Notes are presented net of the associated debt issuance costs for each instrument. See “Note 2—Summary of Significant Accounting Policies” and “Note 4—Borrowings”.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(unaudited)

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Investment income:
Interest income
Non-control/Non-affiliate investments	$39,571	$35,144	$75,980	$65,605
Affiliate investments	50	96	115	195

Total interest income	39,621	35,240	76,095	65,800

Fees
Non-control/Non-affiliate investments	3,917	2,886	6,382	4,819
Affiliate investments	—	—	—	1

Total fees	3,917	2,886	6,382	4,820

Total investment income	43,538	38,126	82,477	70,620
Operating expenses:
Interest	7,572	7,571	14,589	15,425
Loan fees	1,278	1,580	2,267	3,093
General and administrative	4,401	4,069	7,980	7,687
Employee compensation:
Compensation and benefits	5,331	5,857	10,016	9,653
Stock-based compensation	1,602	2,267	4,174	4,987

Total employee compensation	6,933	8,124	14,190	14,640

Total operating expenses	20,184	21,344	39,026	40,845
Loss on debt extinguishment (Long-Term Liabilities—Convertible Senior Notes)	—	(1)	—	(1)

Net investment income	23,354	16,781	43,451	29,774
Net realized gain (loss) on investments
Non-control/Non-affiliate investments	25	(1,254)	(4,443)	2,058

Total net realized gain (loss) on investments	25	(1,254)	(4,443)	2,058

Net change in unrealized appreciation (depreciation) on investments
Non-control/Non-affiliate investments	(8,159)	(12,854)	(9,618)	(9,554)
Control investments	(3,421)	—	(3,421)	—
Affiliate investments	(2,324)	79	(2,199)	2,392

Total net unrealized depreciation on investments	(13,904)	(12,775)	(15,238)	(7,162)

Total net realized and unrealized loss	(13,879)	(14,029)	(19,681)	(5,104)

Net increase in net assets resulting from operations	$9,475	$2,752	$23,770	$24,670

Net investment income before investment gains and losses per common share:
Basic	$0.32	$0.23	$0.59	$0.43

Change in net assets resulting from operations per common share:
Basic	$0.13	$0.03	$0.32	$0.35

Diluted	$0.13	$0.03	$0.32	$0.35

Weighted average shares outstanding
Basic	72,746	71,368	71,959	67,596

Diluted	72,762	71,593	71,965	67,901

Dividend distributions declared per common share:
Basic	$0.31	$0.31	$0.62	$0.62

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(unaudited)

(dollars and shares in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation (Depreciation) on Investments	Accumulated Realized Gains (Losses) on Investments	Undistributed Net Investment Income/ (Distributions in Excess of Investment Income)	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2014	64,715	$65	$657,233	$(17,076)	$14,079	$4,905	$(342)	$658,864

Net increase (decrease) in net assets resulting from operations	—	—	—	(7,162)	2,058	29,774	—	24,670
Public offering, net of offering expenses	7,591	8	100,084	—	—	—	—	100,092
Issuance of common stock due to stock option exercises	36	—	428	—	—	—	—	428
Retired shares from net issuance	(28)	—	(423)	—	—	—	—	(423)
Issuance of common stock under restricted stock plan	603	1	(1)	—	—	—	—	—
Retired shares for restricted stock vesting	(514)	(1)	(3,399)	—	—	—	—	(3,400)
Issuance of common stock as stock dividend	90	—	1,199	—	—	—	—	1,199
Dividend distributions	—	—	—	—	—	(42,766)	—	(42,766)
Stock-based compensation (1)	—	—	5,027	—	—	—	—	5,027

Balance at June 30, 2015	72,493	$73	$760,148	$(24,238)	$16,137	$(8,087)	$(342)	$743,691

Balance at December 31, 2015	72,118	$73	$752,244	$(52,808)	$27,993	$(10,026)	$(342)	$717,134

Net increase (decrease) in net assets resulting from operations	—	—	—	(15,238)	(4,443)	43,451	—	23,770
Public offering, net of offering expenses	2,201	2	23,668	—	—	—	—	23,670
Acquisition of common stock under repurchase plan	(450)	(1)	(4,789)	—	—	—	—	(4,790)
Issuance of common stock due to stock option exercises	11	—	118	—	—	—	—	118
Retired shares from net issuance	—	—	—	—	—	—	—	—
Issuance of common stock under restricted stock plan	547	1	(1)	—	—	—	—	—
Retired shares for restricted stock vesting	(192)	—	(2,122)	—	—	—	—	(2,122)
Issuance of common stock as stock dividend	85	—	997	—	—	—	—	997
Dividend distributions	—	—	—	—	—	(45,206)	—	(45,206)
Stock-based compensation (1)	—	—	4,224	—	—	—	—	4,224

Balance at June 30, 2016	74,320	$75	$774,339	$(68,046)	$23,550	$(11,781)	$(342)	$717,795

(1)	Stock-based compensation includes $50,000 of restricted stock and option expense related to director compensation.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(unaudited)

(dollars in thousands)

	For the Six Months Ended June 30,
	2016	2015
Cash flows from operating activities:
Net increase in net assets resulting from operations	$23,770	$24,670
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(330,750)	(373,422)
Principal and fee payments received on investments	221,331	154,208
Proceeds from the sale of investments	6,041	7,494
Net unrealized depreciation on investments	15,238	7,162
Net realized loss (gain) on investments	4,443	(2,058)
Accretion of paid-in-kind principal	(3,243)	(1,584)
Accretion of loan discounts	(3,776)	(3,412)
Accretion of loan discount on Convertible Senior Notes	82	123
Loss on debt extinguishment (Long-Term Liabilities—Convertible Senior Notes)	—	1
Payment of loan discount on Convertible Senior Notes	—	(5)
Accretion of loan exit fees	(10,968)	(6,624)
Change in deferred loan origination revenue	(44)	1,758
Unearned fees related to unfunded commitments	(113)	1,074
Amortization of debt fees and issuance costs	1,839	2,669
Depreciation	104	111
Stock-based compensation and amortization of restricted stock grants	4,224	5,027
Change in operating assets and liabilities:
Interest and fees receivable	(214)	227
Prepaid expenses and other assets	(9,041)	2,744
Accounts payable	56	(732)
Accrued liabilities	(879)	200

Net cash used in operating activities	(81,900)	(180,369)
Cash flows from investing activities:
Purchases of capital equipment	(146)	(80)
Reduction of restricted cash	5,586	850

Net cash provided by investing activities	5,440	770
Cash flows from financing activities:
Issuance of common stock, net	23,670	100,092
Repurchase of common stock, net	(4,790)	—
Retirement of employee shares	(2,004)	(3,395)
Dividend distributions paid	(44,209)	(41,567)
Issuance of 2024 Notes Payable	141,945	—
Repayments of 2019 Notes Payable	—	(20,000)
Repayments of 2017 Asset-Backed Notes	—	(16,049)
Borrowings of credit facilities	170,985	50,000
Repayments of credit facilities	(220,985)	(378)
Cash paid for debt issuance costs	(4,722)	—
Cash paid for redemption of Convertible Senior Notes	(17,604)	(65)
Fees paid for credit facilities and debentures	(1,307)	(168)

Net cash provided by financing activities	40,979	68,470
Net decrease in cash and cash equivalents	(35,481)	(111,129)

Cash and cash equivalents at beginning of period	95,196	227,116

Cash and cash equivalents at end of period	$59,715	$115,987

Supplemental non-cash investing and financing activities:
Dividend distributions reinvested	$997	$1,199

(1)	Stock-based compensation includes $50,000 of restricted stock and option expense related to director compensation.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Debt Investments
Biotechnology Tools
1-5 Years Maturity
Exicure, Inc.(11)	Biotechnology Tools	Senior Secured	September 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%	$6,000	$5,898	$5,898

Subtotal: 1-5 Years Maturity						5,898	5,898

Subtotal: Biotechnology Tools (0.82%)*						5,898	5,898

Communications & Networking
Under 1 Year Maturity
OpenPeak, Inc.(7)	Communications & Networking	Senior Secured	April 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$12,370	9,134	—

Subtotal: Under 1 Year Maturity						9,134	—

1-5 Years Maturity
Avanti Communications Group(4)(9)	Communications & Networking	Senior Secured	October 2019	Interest rate FIXED 10.00%	$7,500	6,740	5,650
SkyCross, Inc. (6)(7)(13)(14B)(15)	Communications & Networking	Senior Secured	January 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%, PIK Interest 5.00%	$16,758	16,900	—
Spring Mobile Solutions, Inc.(14B)	Communications & Networking	Senior Secured	January 2019	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$3,000	2,984	2,967

Subtotal: 1-5 Years Maturity						26,624	8,617

Subtotal: Communications & Networking (1.20%)*						35,758	8,617

Consumer & Business Products
Under 1 Year Maturity
Antenna79 (p.k.a. Pong Research Corporation)(13)(14B)(14D)(15)	Consumer & Business Products	Senior Secured	November 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%, PIK Interest 2.50%	$4,274	4,373	3,687
	Consumer & Business Products	Senior Secured	November 2016	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$156	156	156

Total Antenna79 (p.k.a. Pong Research Corporation)					$4,430	4,529	3,843
Miles, Inc. (p.k.a. Fluc, Inc.)(8)	Consumer & Business Products	Convertible Debt	March 2017	Interest rate FIXED 4.00%	$100	100	—

Subtotal: Under 1 Year Maturity						4,629	3,843

1-5 Years Maturity
Nasty Gal(14B)(15)	Consumer & Business Products	Senior Secured	May 2019	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$15,000	15,119	15,119
Second Time Around (Simplify Holdings, LLC)(14A)(15)	Consumer & Business Products	Senior Secured	February 2019	Interest rate PRIME + 7.25% or Floor rate of 10.75%	$2,500	2,490	2,481

Subtotal: 1-5 Years Maturity						17,609	17,600

Subtotal: Consumer & Business Products (2.99%)*						22,238	21,443

Drug Delivery
Under 1 Year Maturity
Celsion Corporation(10)(14A)	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$4,355	4,616	4,616

Subtotal: Under 1 Year Maturity						4,616	4,616

1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(9)(10)(14A)(15)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$20,466	21,059	21,002
Agile Therapeutics, Inc.(10)(14A)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 4.75% or Floor rate of 9.00%	$16,500	16,465	16,382

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Aprecia Pharmaceuticals Company(14A)	Drug Delivery	Senior Secured	January 2020	Interest rate PRIME + 5.75% or Floor rate of 9.25%	$20,000	$19,415	$19,415
BIND Therapeutics, Inc.(14B)(15)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 5.10% or Floor rate of 8.35%	$8,345	8,820	8,820
BioQ Pharma Incorporated(10)(14A)(14B)	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$10,000	10,296	10,166
	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$3,000	3,006	2,990

Total BioQ Pharma Incorporated					$13,000	13,302	13,156
Celator Pharmaceuticals, Inc.(10)(14A)	Drug Delivery	Senior Secured	June 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$12,839	12,975	12,975
Dance Biopharm, Inc.(7)(14A)(15)	Drug Delivery	Senior Secured	November 2017	Interest rate PRIME + 7.40% or Floor rate of 10.65%	$2,165	2,275	1,000
Edge Therapeutics, Inc.(10)(14A)	Drug Delivery	Senior Secured	March 2018	Interest rate PRIME + 5.45% or Floor rate of 9.95%	$4,359	4,376	4,389
Egalet Corporation(11)(14A)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.15% or Floor rate of 9.40%	$15,000	15,155	15,206
Pulmatrix Inc.(8)(10)(14A)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$7,000	6,973	6,964
ZP Opco, Inc (p.k.a. Zosano Pharma)(10)(14A)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 2.70% or Floor rate of 7.95%	$15,000	15,068	14,900

Subtotal: 1-5 Years Maturity						135,883	134,209

Subtotal: Drug Delivery (19.34%)*						140,499	138,825

Drug Discovery & Development
Under 1 Year Maturity
Neuralstem, Inc.(14A)(15)	Drug Discovery & Development	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$6,109	6,278	6,278

Subtotal: Under 1 Year Maturity						6,278	6,278

1-5 Years Maturity
Aveo Pharmaceuticals, Inc.(9)(14A)(14B)	Drug Discovery & Development	Senior Secured	December 2019	Interest rate PRIME + 6.65% or Floor rate of 11.90%	$10,000	10,202	10,101
	Drug Discovery & Development	Senior Secured	December 2019	Interest rate PRIME + 6.90% or Floor rate of 11.90%	$5,000	4,871	4,871

Total Aveo Pharmaceuticals, Inc.					$15,000	15,073	14,972
Bellicum Pharmaceuticals, Inc.(14B)(15)(17)	Drug Discovery & Development	Senior Secured	March 2020	Interest rate PRIME + 5.85% or Floor rate of 9.35%	$15,000	14,995	14,995
Brickell Biotech, Inc.(11)(14A)	Drug Discovery & Development	Senior Secured	September 2019	Interest rate PRIME + 5.70% or Floor rate of 9.20%	$7,500	7,385	7,347
Cerecor, Inc.(11)(14A)	Drug Discovery & Development	Senior Secured	August 2017	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$4,065	4,134	4,182
Cerulean Pharma, Inc.(12)(14B)	Drug Discovery & Development	Senior Secured	July 2018	Interest rate PRIME + 1.55% or Floor rate of 7.30%	$17,112	17,660	17,558
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(10)(14A)	Drug Discovery & Development	Senior Secured	December 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%	$23,236	23,940	24,063
CytRx Corporation(10)(14B)(15)	Drug Discovery & Development	Senior Secured	February 2020	Interest rate PRIME + 6.00% or Floor rate of 9.50%	$25,000	24,643	24,643
Epirus Biopharmaceuticals, Inc.(7)(12)(14A)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$5,296	5,579	1,750
Genocea Biosciences, Inc.(10)(14A)(17)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 2.25% or Floor rate of 7.25%	$17,000	17,156	17,152

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Immune Pharmaceuticals(10)(14B)	Drug Discovery & Development	Senior Secured	September 2018	Interest rate PRIME + 4.75% or Floor rate of 10.00%	$4,101	$4,084	$2,584
Insmed, Incorporated(10)(14A)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$25,000	24,815	24,758
Mast Therapeutics, Inc.(14A)(15)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 5.70% or Floor rate of 8.95%	$15,000	15,013	14,992
Melinta Therapeutics(12)(14A)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 3.75% or Floor rate of 8.25%	$30,000	30,181	30,110
Merrimack Pharmaceuticals, Inc.(9)	Drug Discovery & Development	Senior Secured	December 2022	Interest rate FIXED 11.50%	$25,000	25,000	25,149
Neothetics, Inc. (p.k.a. Lithera, Inc)(14A)(15)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$4,000	4,160	4,153
Paratek Pharmaceuticals, Inc.(14A)(15)(17)	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%	$20,000	19,959	19,975
PhaseRx,Inc.(14B)(15)	Drug Discovery & Development	Senior Secured	December 2019	Interest rate PRIME + 5.75% or Floor rate of 9.25%	$6,000	5,814	5,814
uniQure B.V.(4)(9)(10)(14B)	Drug Discovery & Development	Senior Secured	May 2020	Interest rate PRIME + 3.00% or Floor rate of 8.25%	$20,000	19,918	19,736
XOMA Corporation(9)(14B)(15)	Drug Discovery & Development	Senior Secured	September 2018	Interest rate PRIME + 2.15% or Floor rate of 9.40%	$20,000	20,290	20,175

Subtotal: 1-5 Years Maturity						299,799	294,108

Subtotal: Drug Discovery & Development (41.85%)*						306,077	300,386

Electronics & Computer Hardware
1-5 Years Maturity
Persimmon Technologies(11)(14B)	Electronics & Computer Hardware	Senior Secured	June 2019	Interest rate PRIME + 7.50% or Floor rate of 11.00%	$7,000	6,986	6,925

Subtotal: 1-5 Years Maturity						6,986	6,925

Subtotal: Electronics & Computer Hardware (0.96%)*						6,986	6,925

Healthcare Services, Other
1-5 Years Maturity
InstaMed Communications, LLC(14B)(15)	Healthcare Services, Other	Senior Secured	February 2019	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$10,000	10,210	10,208

Subtotal: 1-5 Years Maturity						10,210	10,208

Subtotal: Healthcare Services, Other (1.42%)*						10,210	10,208

Internet Consumer & Business Services
Under 1 Year Maturity
NetPlenish(7)(8)(15)(18)	Internet Consumer & Business Services	Convertible Debt	September 2016	Interest rate FIXED 10.00%	$381	373	—
	Internet Consumer & Business Services	Senior Secured	April 2016	Interest rate FIXED 10.00%	$44	44	—

Total NetPlenish					$425	417	—

Subtotal: Under 1 Year Maturity						417	—

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
1-5 Years Maturity
Aria Systems, Inc.(10)(13)	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 3.20% or Floor rate of 6.95%, PIK Interest 1.95%	$2,041	$2,020	$1,977
	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 5.20% or Floor rate of 8.95%, PIK Interest 1.95%	$18,282	18,076	17,719

Total Aria Systems, Inc.					$20,323	20,096	19,696
CloudOne, Inc.(10)(14B)	Internet Consumer & Business Services	Senior Secured	April 2019	Interest rate PRIME + 6.35% or Floor rate of 9.85%	$5,000	4,979	4,979
LogicSource(14B)(15)	Internet Consumer & Business Services	Senior Secured	October 2019	Interest rate PRIME + 6.25% or Floor rate of 9.75%	$8,500	8,423	8,423
One Planet Ops Inc. (p.k.a. Reply! Inc.)	Internet Consumer & Business Services	Senior Secured	March 2019	Interest rate PRIME + 4.25% or Floor rate of 7.50%	$5,464	5,102	5,102
ReachLocal(12)(14B)	Internet Consumer & Business Services	Senior Secured	April 2018	Interest rate PRIME + 8.50% or Floor rate of 11.75%	$25,000	25,407	25,407
Snagajob.com, Inc.(13)(14A)	Internet Consumer & Business Services	Senior Secured	July 2020	Interest rate PRIME + 5.15% or Floor rate of 9.15%, PIK Interest 1.95%	$35,000	33,977	33,977
Tectura Corporation(7)(8)(13)	Internet Consumer & Business Services	Senior Secured	June 2021	Interest rate FIXED 6.00%, PIK Interest 3.00%	$19,401	19,401	19,401
	Internet Consumer & Business Services	Senior Secured	June 2021	PIK Interest 8.00%	$11,015	240	—

Total Tectura Corporation					$30,416	19,641	19,401

Subtotal: 1-5 Years Maturity						117,625	116,985

Subtotal: Internet Consumer & Business Services (16.30%)*						118,042	116,985

Media/Content/Info
1-5 Years Maturity
Machine Zone, Inc.(13)(16)	Media/Content/Info	Senior Secured	May 2018	Interest rate PRIME + 2.50% or Floor rate of 6.75%, PIK Interest 3.00%	$102,216	100,402	99,938
WP Technology, Inc. (Wattpad, Inc.)(4)(9)(11)(14B)	Media/Content/Info	Senior Secured	April 2020	Interest rate PRIME + 4.75% or Floor rate of 8.25%	$5,000	4,971	4,971

Subtotal: 1-5 Years Maturity						105,373	104,909

Subtotal: Media/Content/Info (14.62%)*						105,373	104,909

Medical Devices & Equipment
Under 1 Year Maturity
InspireMD, Inc.(4)(9)(14B)	Medical Devices & Equipment	Senior Secured	June 2017	Interest rate PRIME + 5.00% or Floor rate of 10.50%	$3,648	4,107	4,107

Subtotal: Under 1 Year Maturity						4,107	4,107

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
1-5 Years Maturity
Amedica Corporation(8)(14B)(15)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 9.20% or Floor rate of 12.45%	$10,628	$11,756	$11,492
Aspire Bariatrics, Inc.(14B)(15)	Medical Devices & Equipment	Senior Secured	October 2018	Interest rate PRIME + 4.00% or Floor rate of 9.25%	$6,584	6,531	6,504
Avedro, Inc.(14A)(15)	Medical Devices & Equipment	Senior Secured	June 2018	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$11,761	11,782	11,731
Flowonix Medical Incorporated(12)(14B)(17)	Medical Devices & Equipment	Senior Secured	May 2018	Interest rate PRIME + 4.75% or Floor rate of 10.00%	$13,671	13,929	13,855
	Medical Devices & Equipment	Senior Secured	March 2019	Interest rate PRIME + 6.50% or Floor rate of 10.00%	$5,000	4,826	4,826

Total Flowonix Medical Incorporated					$18,671	18,755	18,681
Gamma Medica, Inc.(10)(14B)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$2,500	2,593	2,575
IntegenX, Inc.(14B)(15)	Medical Devices & Equipment	Senior Secured	June 2019	Interest rate PRIME + 6.05% or Floor rate of 10.05%	$12,500	12,344	12,344
Micell Technologies, Inc.(11)(14B)	Medical Devices & Equipment	Senior Secured	August 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$8,500	8,325	8,325
Quanta Fluid Solutions(4)(9)(10)(14B)	Medical Devices & Equipment	Senior Secured	April 2020	Interest rate PRIME + 8.05% or Floor rate of 11.55%	$12,500	12,413	12,413
Quanterix Corporation(10)(14A)(17)	Medical Devices & Equipment	Senior Secured	February 2018	Interest rate PRIME + 2.75% or Floor rate of 8.00%	$12,661	12,822	12,839
SynergEyes, Inc.(14B)(15)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$3,332	3,677	3,609

Subtotal: 1-5 Years Maturity						100,998	100,513

Subtotal: Medical Devices & Equipment (14.58%)*						105,105	104,620

Semiconductors
1-5 Years Maturity
Achronix Semiconductor Corporation(14B)(15)(17)	Semiconductors	Senior Secured	July 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$4,268	4,391	4,348
Avnera Corporation(10)(14A)	Semiconductors	Senior Secured	April 2018	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$7,500	7,556	7,641

Subtotal: 1-5 Years Maturity						11,947	11,989

Subtotal: Semiconductors (1.67%)*						11,947	11,989

Software
Under 1 Year Maturity
JumpStart Games, Inc. (p.k.a. Knowledge Adventure, Inc.)(13)(14C)(15)	Software	Senior Secured	October 2016	Interest rate FIXED 5.75%, PIK Interest 10.75%	$1,524	1,574	936
RedSeal Inc.(15)	Software	Senior Secured	June 2017	Interest rate PRIME + 3.25% or Floor rate of 6.50%	$1,343	1,343	1,343
Touchcommerce, Inc.(15)	Software	Senior Secured	August 2016	Interest rate PRIME + 2.25% or Floor rate of 6.50%	$6,000	6,000	6,000

Subtotal: Under 1 Year Maturity						8,917	8,279

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
1-5 Years Maturity
Actifio, Inc.(13)(14A)	Software	Senior Secured	January 2019	Interest rate PRIME + 4.25% or Floor rate of 8.25%, PIK Interest 2.25%	$30,609	$30,420	$30,196

	Software	Senior Secured	January 2019	Interest rate PRIME + 4.75% or Floor rate of 8.75%, PIK Interest 2.50%	$10,043	9,648	9,648

Total Actifio, Inc.					$40,652	40,068	39,844
Clickfox, Inc.(14B)	Software	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.50%	$12,000	11,721	11,720
Druva, Inc.(10)(12)(14B)(17)	Software	Senior Secured	March 2018	Interest rate PRIME + 4.60% or Floor rate of 7.85%	$12,000	12,269	12,224
	Software	Senior Secured	May 2018	Interest rate PRIME + 4.60% or Floor rate of 7.85%	$5,000	4,967	4,967

Total Druva, Inc.					$17,000	17,236	17,191
JumpStart Games, Inc. (p.k.a. Knowledge Adventure, Inc.)(13)(14A)(15)	Software	Senior Secured	March 2018	Interest rate FIXED 5.75%, PIK Interest 10.75%	$12,649	12,192	7,250
Message Systems, Inc.(14A)(15)	Software	Senior Secured	February 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$17,500	17,018	16,941
OneLogin, Inc.(13)(15)	Software	Senior Secured	August 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, PIK Interest 3.25%	$13,141	12,999	12,999
Quid, Inc.(13)(14A)(15)	Software	Senior Secured	October 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%, PIK Interest 2.25%	$8,024	7,959	7,959
RedSeal Inc.(14A)(15)	Software	Senior Secured	June 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,000	5,068	5,019
Signpost, Inc.(13)(14A)(15)	Software	Senior Secured	February 2020	Interest rate PRIME + 4.15% or Floor rate of 8.15%, PIK Interest 1.75%	$15,102	14,743	14,743
Touchcommerce, Inc.(14A)(15)	Software	Senior Secured	February 2018	Interest rate PRIME + 6.00% or Floor rate of 10.25%	$12,000	12,061	12,061

Subtotal: 1-5 Years Maturity						151,065	145,727

Subtotal: Software (21.46%)*						159,982	154,006

Specialty Pharmaceuticals
1-5 Years Maturity
Alimera Sciences, Inc.(10)(14A)	Specialty Pharmaceuticals	Senior Secured	May 2018	Interest rate PRIME + 7.65% or Floor rate of 10.90%	$35,000	34,396	34,262
Jaguar Animal Health, Inc.(10)(14B)	Specialty Pharmaceuticals	Senior Secured	August 2018	Interest rate PRIME + 5.65% or Floor rate of 9.90%	$4,144	4,354	4,255

Subtotal: 1-5 Years Maturity						38,750	38,517

Subtotal: Specialty Pharmaceuticals (5.37%)*						38,750	38,517

Surgical Devices
1-5 Years Maturity
Transmedics, Inc.(12)(14A)	Surgical Devices	Senior Secured	March 2019	Interest rate PRIME + 5.30% or Floor rate of 9.55%	$8,500	8,512	8,444

Subtotal: 1-5 Years Maturity						8,512	8,444

Subtotal: Surgical Devices (1.18%)*						8,512	8,444

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Sustainable and Renewable Technology
Under 1 Year Maturity
Agrivida, Inc.(14B)(15)	Sustainable and Renewable Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$3,197	$3,467	$3,467
American Superconductor Corporation(10)(14B)	Sustainable and Renewable Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$1,667	2,155	2,155
	Sustainable and Renewable Technology	Senior Secured	June 2017	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$1,500	1,522	1,522

Total American Superconductor Corporation					$3,167	3,677	3,677
Modumetal, Inc.(11)(14D)	Sustainable and Renewable Technology	Senior Secured	March 2017	Interest rate PRIME + 8.70% or Floor rate of 11.95%	$1,089	1,524	1,524
Stion Corporation(5)(14A)	Sustainable and Renewable Technology	Senior Secured	February 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$1,294	1,294	1,294

Subtotal: Under 1 Year Maturity						9,962	9,962

1-5 Years Maturity
FuelCell Energy, Inc.(11)(14B)	Sustainable and Renewable Technology	Senior Secured	October 2018	Interest rate PRIME + 5.50% or Floor rate of 9.50%	$15,000	15,114	15,114
Modumetal, Inc.(11)(14C)	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$5,259	5,698	5,630
Plug Power, Inc(9)(14B)	Sustainable and Renewable Technology	Senior Secured	June 2019	Interest rate PRIME + 6.45% or Floor rate of 10.45%	$25,000	24,649	24,649
Proterra, Inc.(10)(14B)	Sustainable and Renewable Technology	Senior Secured	December 2018	Interest rate PRIME + 6.95% or Floor rate of 10.20%	$30,000	30,262	30,188
Rive Technology, Inc.(14A)(15)	Sustainable and Renewable Technology	Senior Secured	January 2019	Interest rate PRIME + 6.20% or Floor rate of 9.45%	$7,500	7,493	7,493
Sungevity, Inc.(12)(14D)	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 3.70% or Floor rate of 6.95%	$35,000	37,315	37,183
	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 3.70% or Floor rate of 6.95%	$20,000	20,000	20,004

Total Sungevity, Inc.					$55,000	57,315	57,187
Tendril Networks(11)(14B)	Sustainable and Renewable Technology	Senior Secured	June 2019	Interest rate FIXED 7.25%	$15,000	$15,082	$14,843
Verdezyne, Inc.(14B)(15)	Sustainable and Renewable Technology	Senior Secured	April 2019	Interest rate PRIME + 8.25% or Floor rate of 11.75%	$15,000	14,944	14,944

Subtotal: 1-5 Years Maturity						170,557	170,048

Subtotal: Sustainable and Renewable Technology (25.08%)*						180,519	180,010

Total Debt Investments (168.82%)*						1,255,896	1,211,782

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.(15)	Biotechnology Tools	Equity	Preferred Series C	189,394	$500	$571

Subtotal: Biotechnology Tools (0.08%)*					500	571

Communications & Networking
GlowPoint, Inc.(3)	Communications & Networking	Equity	Common Stock	114,192	101	33
Peerless Network, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	5,058
Achilles Technology Management Co II, Inc.(6)(15)	Communications & Networking	Equity	Common Stock	10,000	4,000	4,000

Subtotal: Communications & Networking (1.27%)*					5,101	9,091

Consumer & Business Products
Market Force Information, Inc.	Consumer & Business Products	Equity	Common Stock	480,261	—	353
	Consumer & Business Products	Equity	Preferred Series B-1	187,970	500	3

Total Market Force Information, Inc.				668,231	500	356

Subtotal: Consumer & Business Products (0.05%)*					500	356

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	641

Subtotal: Diagnostic (0.09%)*					750	641

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)	Drug Delivery	Equity	Common Stock	54,240	108	146
BioQ Pharma Incorporated(15)	Drug Delivery	Equity	Preferred Series D	165,000	500	684
Edge Therapeutics, Inc.(3)	Drug Delivery	Equity	Common Stock	161,856	1,000	1,636
Merrion Pharmaceuticals, Plc(3)(4)(9)	Drug Delivery	Equity	Common Stock	20,000	9	—
Neos Therapeutics, Inc.(3)(15)	Drug Delivery	Equity	Common Stock	125,000	1,500	1,160
Revance Therapeutics, Inc.(3)	Drug Delivery	Equity	Common Stock	22,765	557	310

Subtotal: Drug Delivery (0.55%)*					3,674	3,936

Drug Discovery & Development
Aveo Pharmaceuticals, Inc.(3)(9)(15)	Drug Discovery & Development	Equity	Common Stock	426,931	1,060	364
Cerecor, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	119,087	1,000	262
Cerulean Pharma, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	135,501	1,000	287
Dicerna Pharmaceuticals, Inc.(3)(15)	Drug Discovery & Development	Equity	Common Stock	142,858	1,000	429
Dynavax Technologies(3)(9)	Drug Discovery & Development	Equity	Common Stock	20,000	550	292
Epirus Biopharmaceuticals, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	200,000	1,000	90
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	223,463	2,000	916
Inotek Pharmaceuticals Corporation(3)	Drug Discovery & Development	Equity	Common Stock	3,778	1,500	28
Insmed, Incorporated(3)	Drug Discovery & Development	Equity	Common Stock	70,771	1,000	698
Melinta Therapeutics	Drug Discovery & Development	Equity	Preferred Series 4	1,914,448	2,000	2,078
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(3)	Drug Discovery & Development	Equity	Common Stock	76,362	2,743	1,063

Subtotal: Drug Discovery & Development (0.91%)*					14,853	6,507

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Electronics & Computer Hardware
Identiv, Inc.(3)	Electronics & Computer Hardware	Equity	Common Stock	6,700	$34	$12

Subtotal: Electronics & Computer Hardware (0.00%)*					34	12

Internet Consumer & Business Services
Blurb, Inc.(15)	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	200
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Equity	Preferred Series C	230,030	250	261
	Internet Consumer & Business Services	Equity	Preferred Series D	198,677	250	249

Total Lightspeed POS, Inc.				428,707	500	510
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	330
	Internet Consumer & Business Services	Equity	Preferred Series H	87,802	250	238

Total Oportun (p.k.a. Progress Financial)				306,153	500	568
Philotic, Inc.	Internet Consumer & Business Services	Equity	Common Stock	9,023	93	—
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Equity	Preferred Series AA	34,783	15	32
Tectura Corporation	Internet Consumer & Business Services	Equity	Preferred Series BB	1,000,000	—	—

Subtotal: Internet Consumer & Business Services (0.18%)*					1,283	1,310

Medical Devices & Equipment
AtriCure, Inc.(3)(15)	Medical Devices & Equipment	Equity	Common Stock	7,536	266	98
Flowonix Medical Incorporated	Medical Devices & Equipment	Equity	Preferred Series E	221,893	1,500	1,893
Gelesis, Inc.(15)	Medical Devices & Equipment	Equity	Common Stock	198,202	—	679
	Medical Devices & Equipment	Equity	Preferred Series A-1	191,210	425	734
	Medical Devices & Equipment	Equity	Preferred Series A-2	191,626	500	695

Total Gelesis, Inc.				581,038	925	2,108
Medrobotics Corporation(15)	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	220
	Medical Devices & Equipment	Equity	Preferred Series F	73,971	155	184
	Medical Devices & Equipment	Equity	Preferred Series G	163,934	500	517

Total Medrobotics Corporation				374,703	905	921
Novasys Medical, Inc.	Medical Devices & Equipment	Equity	Preferred Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(5)(15)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	278
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	82
	Medical Devices & Equipment	Equity	Preferred Series D	55,103,923	5,257	3,046
	Medical Devices & Equipment	Equity	Preferred Series E	11,508,204	963	987

Total Optiscan Biomedical, Corp.				74,725,003	9,875	4,393
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Equity	Preferred Series B	232,061	527	530
Quanterix Corporation	Medical Devices & Equipment	Equity	Preferred Series D	272,479	1,000	1,093

Subtotal: Medical Devices & Equipment (1.54%)*					15,998	11,036

Software
Box, Inc.(3)(15)	Software	Equity	Common Stock	1,287,347	5,654	12,794
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	83
Druva, Inc.	Software	Equity	Preferred Series 2	458,841	1,000	1,239
ForeScout Technologies, Inc.	Software	Equity	Preferred Series D	319,099	398	1,229
	Software	Equity	Preferred Series E	80,587	131	314

Total ForeScout Technologies, Inc.				399,686	529	1,543
HighRoads, Inc.	Software	Equity	Preferred Series B	190,170	307	—
NewVoiceMedia Limited(4)(9)	Software	Equity	Preferred Series E	669,173	963	806
Palantir Technologies	Software	Equity	Preferred Series E	727,696	5,431	5,431
WildTangent, Inc.(15)	Software	Equity	Preferred Series 3	100,000	402	163

Subtotal: Software (3.07%)*					14,337	22,059

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	Preferred Series E	241,829	$750	$—
	Specialty Pharmaceuticals	Equity	Preferred Series E-1	26,955	—	—
	Specialty Pharmaceuticals	Equity	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company				4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					750	—

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Equity	Preferred Series B	219,298	250	29
	Surgical Devices	Equity	Preferred Series C	656,538	282	39
	Surgical Devices	Equity	Preferred Series D	1,991,157	712	640
	Surgical Devices	Equity	Preferred Series E	2,786,367	429	413

Total Gynesonics, Inc.				5,653,360	1,673	1,121
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	336
	Surgical Devices	Equity	Preferred Series C	119,999	300	258
	Surgical Devices	Equity	Preferred Series D	260,000	650	871
	Surgical Devices	Equity	Preferred Series F	100,200	500	516

Total Transmedics, Inc.				569,160	2,550	1,981

Subtotal: Surgical Devices (0.43%)*					4,223	3,102

Sustainable and Renewable Technology
Glori Energy, Inc.(3)	Sustainable and Renewable Technology	Equity	Common Stock	18,208	165	4
Modumetal, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series C	3,107,520	500	503
SCIEnergy, Inc.	Sustainable and Renewable Technology	Equity	Common Stock	19,250	761	—
Sungevity, Inc.(15)	Sustainable and Renewable Technology	Equity	Preferred Series D	68,807,339	6,750	6,777

Subtotal: Sustainable and Renewable Technology (1.01%)*					8,176	7,284

Total: Equity Investments (9.18%)*					70,179	65,905

Warrant Investments
Biotechnology Tools
Exicure, Inc.	Biotechnology Tools	Warrant	Preferred Series C	104,348	107	103
Labcyte, Inc.(15)	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	323	215

Subtotal: Biotechnology Tools (0.04%)*					430	318

Communications & Networking
Intelepeer, Inc.(15)	Communications & Networking	Warrant	Common Stock	117,958	102	—
OpenPeak, Inc.	Communications & Networking	Warrant	Common Stock	108,982	149	—
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	15
Peerless Network, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	439
SkyCross, Inc.(6)(15)	Communications & Networking	Warrant	Preferred Series F	9,762,777	394	—
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Preferred Series D	2,834,375	418	38

Subtotal: Communications & Networking (0.07%)*					1,219	492

Consumer & Business Products
Antenna79 (p.k.a. Pong Research Corporation)(15)	Consumer & Business Products	Warrant	Preferred Series A	1,662,441	228	—
Intelligent Beauty, Inc.(15)	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	287
IronPlanet, Inc.	Consumer & Business Products	Warrant	Preferred Series D	1,155,821	1,077	766
Nasty Gal(15)	Consumer & Business Products	Warrant	Preferred Series C	845,194	23	7
The Neat Company(15)	Consumer & Business Products	Warrant	Preferred Series C-1	540,540	365	—

Subtotal: Consumer & Business Products (0.15%)*					1,923	1,060

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Diagnostic
Navidea Biopharmaceuticals, Inc. (p.k.a. Neoprobe)(3)(15)	Diagnostic	Warrant	Common Stock	333,333	$244	$—

Subtotal: Diagnostic (0.00%)*					244	—

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)(15)	Drug Delivery	Warrant	Common Stock	176,730	785	107
Agile Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	180,274	730	523
Aprecia Pharmaceuticals Company	Drug Delivery	Warrant	Preferred Series A-1	735,981	366	362
BIND Therapeutics, Inc.(3)(15)	Drug Delivery	Warrant	Common Stock	152,586	488	—
BioQ Pharma Incorporated	Drug Delivery	Warrant	Common Stock	459,183	1	524
Celsion Corporation(3)	Drug Delivery	Warrant	Common Stock	194,986	428	4
Dance Biopharm, Inc.(15)	Drug Delivery	Warrant	Common Stock	110,882	74	—
Edge Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	78,595	390	283
Kaleo, Inc. (p.k.a. Intelliject, Inc.)	Drug Delivery	Warrant	Preferred Series B	82,500	594	370
Neos Therapeutics, Inc.(3)(15)	Drug Delivery	Warrant	Common Stock	70,833	285	90
Pulmatrix Inc.(3)	Drug Delivery	Warrant	Common Stock	25,150	116	4
ZP Opco, Inc (p.k.a. Zosano Pharma)(3)	Drug Delivery	Warrant	Common Stock	72,379	266	—

Subtotal: Drug Delivery (0.32%)*					4,523	2,267

Drug Discovery & Development
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	89,750	295	49
Anthera Pharmaceuticals, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	40,178	984	—
Aveo Pharmaceuticals, Inc.(3)(9)	Drug Discovery & Development	Warrant	Common Stock	2,069,880	396	505
Brickell Biotech, Inc.	Drug Discovery & Development	Warrant	Preferred Series C	26,086	119	118
Cerecor, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	22,328	70	3
Cerulean Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	171,901	369	75
Chroma Therapeutics, Ltd.(4)(9)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	—
Cleveland BioLabs, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	7,813	105	2
Concert Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	70,796	367	90
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(3)	Drug Discovery & Development	Warrant	Common Stock	292,398	165	5
CytRx Corporation(3)(15)	Drug Discovery & Development	Warrant	Common Stock	634,146	416	599
Dicerna Pharmaceuticals, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Epirus Biopharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	64,194	276	—
Fortress Biotech, Inc. (p.k.a. Coronado Biosciences, Inc.)(3)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	10
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,725	266	86
Immune Pharmaceuticals(3)	Drug Discovery & Development	Warrant	Common Stock	214,853	164	—
Mast Therapeutics, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	2,272,724	203	455
Melinta Therapeutics	Drug Discovery & Development	Warrant	Preferred Series 3	1,382,323	626	155
Nanotherapeutics, Inc.(15)	Drug Discovery & Development	Warrant	Common Stock	171,389	838	705
Neothetics, Inc. (p.k.a. Lithera, Inc)(3)(15)	Drug Discovery & Development	Warrant	Common Stock	46,838	266	18
Neuralstem, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	75,187	77	2
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(3)(15)	Drug Discovery & Development	Warrant	Common Stock	16,346	42	16
PhaseRx,Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	63,000	125	92

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
uniQure B.V.(3)(4)(9)	Drug Discovery & Development	Warrant	Common Stock	37,174	$218	$28
XOMA Corporation(3)(9)(15)	Drug Discovery & Development	Warrant	Common Stock	181,268	279	30

Subtotal: Drug Discovery & Development (0.42%)*					7,326	3,043

Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	—
Persimmon Technologies	Electronics & Computer Hardware	Warrant	Preferred Series C	43,076	40	37

Subtotal: Electronics & Computer Hardware (0.01%)*					52	37

Healthcare Services, Other
Chromadex Corporation(3)(15)	Healthcare Services, Other	Warrant	Common Stock	139,673	157	203

Subtotal: Healthcare Services, Other (0.03%)*					157	203

Information Services
Cha Cha Search, Inc.(15)	Information Services	Warrant	Preferred Series G	48,232	58	—
INMOBI Inc.(4)(9)	Information Services	Warrant	Common Stock	46,874	82	—
InXpo, Inc.(15)	Information Services	Warrant	Preferred Series C	648,400	98	1
	Information Services	Warrant	Preferred Series C-1	1,165,183	74	1

Total InXpo, Inc.				1,813,583	172	2
RichRelevance, Inc.(15)	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.00%)*					410	2

Internet Consumer & Business Services
Aria Systems, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series E	239,692	73	60
Blurb, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	102
CashStar, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C-2	727,272	130	22
CloudOne, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series E	968,992	19	38
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	206,184	1,102	1,950
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Warrant	Preferred Series C	245,610	20	65
LogicSource(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	79,625	30	58
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	102
Prism Education Group, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series B	200,000	43	—
ReachLocal(3)	Internet Consumer & Business Services	Warrant	Common Stock	300,000	155	764
ShareThis, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	547	132
Snagajob.com, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series A	1,575,000	640	640
Tapjoy, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	748,670	316	174
Tectura Corporation	Internet Consumer & Business Services	Warrant	Preferred Series B-1	253,378	51	—

Subtotal: Internet Consumer & Business Services (0.57%)*					3,840	4,107

Media/Content/Info
Machine Zone, Inc.(16)	Media/Content/Info	Warrant	Common Stock	155,271	1,960	2,730
Rhapsody International, Inc.(15)	Media/Content/Info	Warrant	Common Stock	715,755	384	116
WP Technology, Inc. (Wattpad, Inc.)(4)(9)	Media/Content/Info	Warrant	Common Stock	127,909	1	1
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	347	17

Subtotal: Media/Content/Info (0.40%)*					2,692	2,864

Medical Devices & Equipment
Amedica Corporation(3)(15)	Medical Devices & Equipment	Warrant	Common Stock	103,225	459	52
Aspire Bariatrics, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series D	395,000	455	229
Avedro, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series AA	300,000	401	148
Flowonix Medical Incorporated	Medical Devices & Equipment	Warrant	Preferred Series E	155,325	362	595
Gamma Medica, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	450,956	170	210
Gelesis, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series A-1	74,784	78	164
InspireMD, Inc.(3)(4)(9)	Medical Devices & Equipment	Warrant	Common Stock	441,019	242	—

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
IntegenX, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series C	547,752	$15	$16
Medrobotics Corporation(15)	Medical Devices & Equipment	Warrant	Preferred Series E	455,539	370	322
Micell Technologies, Inc.	Medical Devices & Equipment	Warrant	Preferred Series D-2	84,955	262	337
NetBio, Inc.	Medical Devices & Equipment	Warrant	Common Stock	2,568	408	37
NinePoint Medical, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	58
Novasys Medical, Inc.	Medical Devices & Equipment	Warrant	Common Stock	109,449	2	—
	Medical Devices & Equipment	Warrant	Preferred Series D	526,840	125	—
	Medical Devices & Equipment	Warrant	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.				689,896	133	—
Optiscan Biomedical, Corp.(5)(15)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	1,252	156
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Warrant	Preferred Series A	500,000	402	305
Quanterix Corporation	Medical Devices & Equipment	Warrant	Preferred Series C	173,428	180	104
SonaCare Medical, LLC (p.k.a. US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	6,464	188	—
Strata Skin Sciences, Inc. (p.k.a. MELA Sciences, Inc.)(3)	Medical Devices & Equipment	Warrant	Common Stock	69,320	402	—
ViewRay, Inc.(3)(15)	Medical Devices & Equipment	Warrant	Common Stock	128,231	333	19

Subtotal: Medical Devices & Equipment (0.38%)*					6,282	2,752

Semiconductors
Achronix Semiconductor Corporation(15)	Semiconductors	Warrant	Preferred Series C	360,000	160	58
	Semiconductors	Warrant	Preferred Series D-1	500,000	7	1

Total Achronix Semiconductor Corporation				860,000	167	59
Aquantia Corp.	Semiconductors	Warrant	Preferred Series G	196,831	4	53
Avnera Corporation	Semiconductors	Warrant	Preferred Series E	141,567	46	48

Subtotal: Semiconductors (0.02%)*					217	160

Software
Actifio, Inc.	Software	Warrant	Common Stock	73,584	249	163
	Software	Warrant	Preferred Series F	31,673	343	85

Total Actifio, Inc.				105,257	592	248
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	188	—
CareCloud Corporation(15)	Software	Warrant	Preferred Series B	413,433	258	457
Clickfox, Inc.(15)	Software	Warrant	Preferred Series B	1,038,563	330	105
	Software	Warrant	Preferred Series C	592,019	730	110
	Software	Warrant	Preferred Series C-A	2,218,214	230	224

Total Clickfox, Inc.				3,848,796	1,290	439
Hillcrest Laboratories, Inc.(15)	Software	Warrant	Preferred Series E	1,865,650	55	207
JumpStart Games, Inc. (p.k.a Knowledge Holdings, Inc.)(15)	Software	Warrant	Preferred Series E	614,333	16	—
Message Systems, Inc.(15)	Software	Warrant	Preferred Series C	503,718	334	247
Mobile Posse, Inc.(15)	Software	Warrant	Preferred Series C	396,430	130	108
Neos, Inc.(15)	Software	Warrant	Common Stock	221,150	22	105
NewVoiceMedia Limited(4)(9)	Software	Warrant	Preferred Series E	225,586	33	34
OneLogin, Inc.(15)	Software	Warrant	Common Stock	228,972	150	155
Poplicus, Inc.(15)	Software	Warrant	Preferred Series C	2,595,230	—	69
Quid, Inc.(15)	Software	Warrant	Preferred Series D	71,576	1	1
Signpost, Inc.(15)	Software	Warrant	Preferred Series C	324,005	314	384
Soasta, Inc.(15)	Software	Warrant	Preferred Series E	410,800	691	292
Sonian, Inc.(15)	Software	Warrant	Preferred Series C	185,949	106	23
Touchcommerce, Inc.(15)	Software	Warrant	Preferred Series E	2,282,968	446	2,187

Subtotal: Software (0.69%)*					4,626	4,956

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Specialty Pharmaceuticals
Alimera Sciences, Inc.(3)	Specialty Pharmaceuticals	Warrant	Common Stock	862,069	$728	$147
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	Preferred Series E	155,324	308	—

Subtotal: Specialty Pharmaceuticals (0.02%)*					1,036	147

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Warrant	Preferred Series C	180,480	74	9
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	215

Total Gynesonics, Inc.				1,756,445	394	224
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	10
	Surgical Devices	Warrant	Preferred Series D	175,000	100	370
	Surgical Devices	Warrant	Preferred Series F	16,476	3	15

Total Transmedics, Inc.				231,912	328	395

Subtotal: Surgical Devices (0.09%)*					722	619

Sustainable and Renewable Technology
Agrivida, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series D	471,327	120	70
Alphabet Energy, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series A	86,329	82	160
American Superconductor Corporation(3)	Sustainable and Renewable Technology	Warrant	Common Stock	58,823	39	125
Brightsource Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 1	116,667	104	—
Calera, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series B	437,500	308	76
Fluidic, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series D	61,804	102	52
Fulcrum Bioenergy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series C-1	280,897	275	198
GreatPoint Energy, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series D-1	393,212	548	—
Polyera Corporation(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	311,609	338	12
Proterra, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 4	477,517	41	14
Rive Technology, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series E	234,477	12	10
SCIEnergy, Inc.	Sustainable and Renewable Technology	Warrant	Common Stock	530,811	181	—
	Sustainable and Renewable Technology	Warrant	Preferred Series 2-A	6,229	50	—

Total SCIEnergy, Inc.				537,040	231	—
Solexel, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	1,171,625	1,162	662
Stion Corporation(5)	Sustainable and Renewable Technology	Warrant	Preferred Series Seed	2,154	1,378	—
Sungevity, Inc.	Sustainable and Renewable Technology	Warrant	Common Stock	20,000,000	543	257
	Sustainable and Renewable Technology	Warrant	Preferred Series C	32,472,222	902	138

Total Sungevity, Inc.				52,472,222	1,445	395
TAS Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series AA	428,571	299	—
Tendril Networks	Sustainable and Renewable Technology	Warrant	Preferred Series 3-A	1,019,793	189	205
TPI Composites, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series B	160	273	9
Trilliant, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series A	320,000	162	76

Subtotal: Sustainable and Renewable Technology (0.29%)*					7,621	2,064

Total: Warrant Investments (3.50%)*					43,320	25,091

Total Investments (181.50%)*					$1,369,395	$1,302,778

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

(dollars in thousands)

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $22.5 million, $89.4 million and $66.9 million respectively. The tax cost of investments is $1.4 billion.
(3)	Except for warrants in 38 publicly traded companies and common stock in 20 publicly traded companies, all investments are restricted at June 30, 2016 and were valued at fair value as determined in good faith by the Company’s board of directors (the “Board of Directors”). No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Non-U.S. company or the company’s principal place of business is outside the United States.
(5)	Affiliate investment as defined under the Investment Company Act of 1940, as amended, (the “1940 Act”) in which Hercules owns at least 5% but generally less than 25% of the company’s voting securities.
(6)	Control investment as defined under the 1940 Act in which Hercules owns at least 25% of the company’s voting securities or has greater than 50% representation on its board.
(7)	Debt is on non-accrual status at June 30, 2016, and is therefore considered non-income producing. Note that at June 30, 2016, only the $11.0 million PIK loan is on non-accrual for the Company’s debt investment in Tectura Corporation.
(8)	Denotes that all or a portion of the debt investment is convertible debt.
(9)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(10)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(11)	Denotes that all or a portion of the debt investment is pledged as collateral under the Wells Facility (as defined in Note 4).
(12)	Denotes that all or a portion of the debt investment is pledged as collateral under the Union Facility (as defined in Note 4).
(13)	Denotes that all or a portion of the debt investment principal includes accumulated PIK, or payment-in-kind, interest and is net of repayments.
(14)	Denotes that all or a portion of the debt investment includes an exit fee receivable.
A.	This fee ranges from 1.0% to 5.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.
B.	This fee ranges from 5.0% to 10.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.
C.	This fee ranges from 10.0% to 15.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.
D.	This fee is greater than 15.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.
(15)	Denotes that all or a portion of the investment in this portfolio company is held by Hercules Technology II, L.P., or HT II, or Hercules Technology III, L.P., or HT III, the Company’s wholly owned SBIC subsidiaries.
(16)	Denotes that the fair value of the Company’s total investments in this portfolio company represent greater than 5% of the Company’s total assets at June 30, 2016.
(17)	Denotes that there is an unfunded contractual commitment available at the request of this portfolio company at June 30, 2016. Refer to Note 10.
(18)	Repayment of a portion of the debt investment is delinquent of the contractual maturity date.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Debt Investments
Communications & Networking
1-5 Years Maturity
Avanti Communications Group(4)(9)	Communications & Networking	Senior Secured	October 2019	Interest rate FIXED 10.00%	$10,000	$8,900	$7,812
OpenPeak, Inc.(7)	Communications & Networking	Senior Secured	April 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$12,370	9,134	2,444
SkyCross, Inc.(7)(12)(13)(14)	Communications & Networking	Senior Secured	January 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%, PIK Interest 5.00%	$19,649	20,080	14,859
Spring Mobile Solutions, Inc.(13)	Communications & Networking	Senior Secured	January 2019	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$3,000	2,935	2,935

Subtotal: 1-5 Years Maturity						41,049	28,050

Subtotal: Communications & Networking (3.91%)*						41,049	28,050

Consumer & Business Products
Under 1 Year Maturity
Antenna79 (p.k.a. Pong Research Corporation)(12)(14)	Consumer & Business Products	Senior Secured	June 2016	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$308	308	308

Subtotal: Under 1 Year Maturity						308	308

1-5 Years Maturity
Antenna79 (p.k.a. Pong Research Corporation)(12)(13)(14)	Consumer & Business Products	Senior Secured	December 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%, PIK Interest 2.50%	$4,955	4,785	4,783
Miles, Inc. (p.k.a. Fluc, Inc.)(8)	Consumer & Business Products	Convertible Debt	March 2017	Interest rate FIXED 4.00%	$100	100	—
Nasty Gal(13)(14)	Consumer & Business Products	Senior Secured	May 2019	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$15,000	14,876	14,876
The Neat Company(7)(12)(13)(14)	Consumer & Business Products	Senior Secured	September 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%, PIK Interest 1.00%	$15,936	15,545	5,527

Subtotal: 1-5 Years Maturity						35,306	25,186

Subtotal: Consumer & Business Products (3.55%)*						35,614	25,494

Drug Delivery
1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(9)(10)(13)(14)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$20,466	20,772	20,678
Agile Therapeutics, Inc.(10)(13)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 4.75% or Floor rate of 9.00%	$16,500	16,231	16,107
BIND Therapeutics, Inc.(13)(14)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 5.10% or Floor rate of 8.35%	$15,000	15,119	15,044
BioQ Pharma Incorporated(10)(13)	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$10,000	10,180	10,066
	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 7.00% or Floor rate of 10.50%	$3,000	2,962	2,962

Total BioQ Pharma Incorporated					$13,000	13,142	13,028
Celator Pharmaceuticals, Inc.(10)(13)	Drug Delivery	Senior Secured	June 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$14,573	14,594	14,609
Celsion Corporation(10)(13)	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$6,346	6,501	6,544
Dance Biopharm, Inc.(13)(14)	Drug Delivery	Senior Secured	November 2017	Interest rate PRIME + 7.40% or Floor rate of 10.65%	$2,705	2,776	2,757
Edge Therapeutics, Inc.(10)(13)	Drug Delivery	Senior Secured	March 2018	Interest rate PRIME + 6.45% or Floor rate of 9.95%	$5,466	5,431	5,455

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Egalet Corporation(11)(13)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.15% or Floor rate of 9.40%	$15,000	$14,967	$15,036
Neos Therapeutics, Inc.(10)(13)(14)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$10,000	10,000	10,007
	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$10,000	10,043	9,998
	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$5,000	4,977	4,957

Total Neos Therapeutics, Inc.					$25,000	25,020	24,962
Pulmatrix Inc.(8)(10)(13)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$7,000	6,877	6,856
ZP Opco, Inc. (p.k.a. Zosano Pharma)(10)(13)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 2.70% or Floor rate of 7.95%	$15,000	14,925	14,781

Subtotal: 1-5 Years Maturity						156,355	155,857

Subtotal: Drug Delivery (21.73%)*						156,355	155,857

Drug Discovery & Development
1-5 Years Maturity
Aveo Pharmaceuticals, Inc.(9)(13)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 6.65% or Floor rate of 11.90%	$10,000	10,076	9,944
Cerecor, Inc.(13)	Drug Discovery & Development	Senior Secured	August 2017	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$5,688	5,705	5,740
Cerulean Pharma, Inc.(11)(13)	Drug Discovery & Development	Senior Secured	July 2018	Interest rate PRIME + 1.55% or Floor rate of 7.30%	$21,000	21,132	21,109
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(10)(13)	Drug Discovery & Development	Senior Secured	December 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%	$25,000	25,507	25,550
Epirus Biopharmaceuticals, Inc.(11)(13)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$15,000	14,852	14,924
Genocea Biosciences, Inc.(10)(13)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 3.75% or Floor rate of 7.25%	$17,000	17,008	16,948
Immune Pharmaceuticals(10)(13)	Drug Discovery & Development	Senior Secured	September 2018	Interest rate PRIME + 6.50% or Floor rate of 10.00%	$4,500	4,374	4,374
Insmed, Incorporated(10)(13)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$25,000	25,128	24,991
Mast Therapeutics, Inc.(13)(14)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 5.70% or Floor rate of 8.95%	$15,000	14,808	14,808
Melinta Therapeutics(11)(13)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 3.75% or Floor rate of 8.25%	$30,000	29,843	29,703
Merrimack Pharmaceuticals, Inc.(9)	Drug Discovery & Development	Senior Secured	December 2022	Interest rate FIXED 11.50%	$25,000	25,000	25,000
Neothetics, Inc. (p.k.a. Lithera, Inc.)(13)(14)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$10,000	9,966	9,940
Neuralstem, Inc.(13)(14)	Drug Discovery & Development	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$8,335	8,418	8,397
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(13)(14)	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%	$20,000	19,828	19,828
uniQure B.V.(4)(9)(10)(13)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 5.00% or Floor rate of 10.25%	$20,000	19,956	19,929
XOMA Corporation(9)(13)(14)	Drug Discovery & Development	Senior Secured	September 2018	Interest rate PRIME + 2.15% or Floor rate of 9.40%	$20,000	19,974	19,815

Subtotal: 1-5 Years Maturity						271,575	271,000

Subtotal: Drug Discovery & Development (37.79%)*						271,575	271,000

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Electronics & Computer Hardware
1-5 Years Maturity
Persimmon Technologies(13)	Electronics & Computer Hardware	Senior Secured	June 2019	Interest rate PRIME + 7.50% or Floor rate of 11.00%	$7,000	$6,873	$6,873

Subtotal: 1-5 Years Maturity						6,873	6,873

Subtotal: Electronics & Computer Hardware (0.96%)*						6,873	6,873

Sustainable and Renewable Technology
Under 1 Year Maturity
Agrivida, Inc.(13)(14)	Sustainable and Renewable Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,362	4,587	4,587
American Superconductor Corporation(10)(13)	Sustainable and Renewable Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$3,667	4,106	4,106
Fluidic, Inc.(10)(13)	Sustainable and Renewable Technology	Senior Secured	March 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$784	931	931
Polyera Corporation(13)(14)	Sustainable and Renewable Technology	Senior Secured	April 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$637	890	890
Stion Corporation(5)(13)	Sustainable and Renewable Technology	Senior Secured	March 2016	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$2,200	2,200	1,013
Sungevity, Inc.(11)	Sustainable and Renewable Technology	Senior Secured	April 2016	Interest rate PRIME + 3.70% or Floor rate of 6.95%	$20,000	20,000	20,000

Subtotal: Under 1 Year Maturity						32,714	31,527

1-5 Years Maturity
American Superconductor Corporation(10)(13)	Sustainable and Renewable Technology	Senior Secured	June 2017	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$1,500	1,496	1,484
Amyris, Inc.(9)(11)(13)	Sustainable and Renewable Technology	Senior Secured	February 2017	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$17,543	17,543	17,499
	Sustainable and Renewable Technology	Senior Secured	February 2017	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$3,497	3,497	3,488
	Sustainable and Renewable Technology	Senior Secured	February 2017	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$10,960	11,045	11,045

Total Amyris, Inc.					$32,000	32,085	32,032
Modumetal, Inc.(13)	Sustainable and Renewable Technology	Senior Secured	March 2017	Interest rate PRIME + 8.70% or Floor rate of 11.95%	$1,759	$2,062	$2,032
	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$7,061	7,101	7,080

Total Modumetal, Inc.					$8,820	9,163	9,112
Polyera Corporation(13)	Sustainable and Renewable Technology	Senior Secured	January 2017	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$1,254	1,455	1,455
Proterra, Inc.(10)(13)	Sustainable and Renewable Technology	Senior Secured	December 2018	Interest rate PRIME + 6.95% or Floor rate of 10.20%	$25,000	24,995	24,550

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Sungevity, Inc.(11)(13)	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 3.70% or Floor rate of 6.95%	$35,000	$34,733	$34,773
Tendril Networks(13)	Sustainable and Renewable Technology	Senior Secured	June 2019	Interest rate FIXED 7.25%	$15,000	14,735	14,477

Subtotal: 1-5 Years Maturity						118,662	117,883

Subtotal: Sustainable and Renewable Technology (20.83%)*						151,376	149,410

Healthcare Services, Other
1-5 Years Maturity
Chromadex Corporation(13)(14)	Healthcare Services, Other	Senior Secured	April 2018	Interest rate PRIME + 6.10% or Floor rate of 9.35%	$5,000	4,907	4,918
InstaMed Communications, LLC(13)(14)	Healthcare Services, Other	Senior Secured	February 2019	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$10,000	10,048	10,049

Subtotal: 1-5 Years Maturity						14,955	14,967

Subtotal: Healthcare Services, Other (2.09%)*						14,955	14,967

Information Services
Under 1 Year Maturity
Eccentex Corporation(13)(16)	Information Services	Senior Secured	May 2015	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$13	28	28
InXpo, Inc.(13)(14)	Information Services	Senior Secured	October 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$1,589	1,624	1,624

Subtotal: Under 1 Year Maturity						1,652	1,652

Subtotal: Information Services (0.23%)*						1,652	1,652

Internet Consumer & Business Services
Under 1 Year Maturity
NetPlenish(7)(8)(14)	Internet Consumer & Business Services	Convertible Debt	September 2016	Interest rate FIXED 10.00%	$381	373	—
	Internet Consumer & Business Services	Senior Secured	April 2016	Interest rate FIXED 10.00%	$45	45	—

Total NetPlenish					$426	418	—

Subtotal: Under 1 Year Maturity						418	—

1-5 Years Maturity
Aria Systems, Inc.(10)(12)	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 5.20% or Floor rate of 8.95%, PIK Interest 1.95%	$18,101	17,850	17,673
	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 3.20% or Floor rate of 6.95%, PIK Interest 1.95%	$2,021	1,995	1,972

Total Aria Systems, Inc.					$20,122	19,845	19,645
One Planet Ops Inc. (p.k.a. Reply! Inc.)(7)(12)	Internet Consumer & Business Services	Senior Secured	March 2019	Interest rate PRIME + 4.25% or Floor rate of 7.50%	$6,321	5,811	5,811
	Internet Consumer & Business Services	Senior Secured	March 2019	PIK Interest 2.00%	$2,129	2,129	55

Total One Planet Ops Inc. (p.k.a. Reply! Inc.)					$8,450	7,940	5,866
ReachLocal (13)	Internet Consumer & Business Services	Senior Secured	April 2018	Interest rate PRIME + 8.50% or Floor rate of 11.75%	$25,000	24,868	24,769
Tapjoy, Inc.(11)(13)	Internet Consumer & Business Services	Senior Secured	July 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$20,000	19,598	19,514

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Tectura Corporation(7)(12)(15)	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	$6,468	$4,851
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 8.00% or Floor rate of 11.00%, PIK Interest 1.00%	$8,170	8,170	6,128
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	563	422
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$5,000	5,000	3,750

Total Tectura Corporation					$20,201	20,201	15,151

Subtotal: 1-5 Years Maturity						92,452	84,945

Subtotal: Internet Consumer & Business Services (11.85%)*						92,870	84,945

Media/Content/Info
Under 1 Year Maturity
Zoom Media Group, Inc.	Media/Content/Info	Senior Secured	January 2016	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$5,060	5,060	5,060

Subtotal: Under 1 Year Maturity						5,060	5,060

1-5 Years Maturity
Machine Zone, Inc.(12)	Media/Content/Info	Senior Secured	May 2018	Interest rate PRIME + 2.50% or Floor rate of 6.75%, PIK Interest 3.00%	$90,729	88,730	88,101

Subtotal: 1-5 Years Maturity						88,730	88,101

Subtotal: Media/Content/Info (12.99%)*						93,790	93,161

Medical Devices & Equipment
Under 1 Year Maturity
Medrobotics Corporation(13)(14)	Medical Devices & Equipment	Senior Secured	March 2016	Interest rate PRIME + 7.85% or Floor rate of 11.10%	$576	735	735
SonaCare Medical, LLC (p.k.a. US HIFU, LLC)(13)	Medical Devices & Equipment	Senior Secured	April 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$292	700	700

Subtotal: Under 1 Year Maturity						1,435	1,435

1-5 Years Maturity
Amedica Corporation(8)(13)(14)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 9.20% or Floor rate of 12.45%	$17,051	17,642	17,350
Aspire Bariatrics, Inc.(13)(14)	Medical Devices & Equipment	Senior Secured	October 2018	Interest rate PRIME + 4.00% or Floor rate of 9.25%	$7,000	6,771	6,739
Avedro, Inc.(13)(14)	Medical Devices & Equipment	Senior Secured	June 2018	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$12,500	12,391	12,201
Flowonix Medical Incorporated(11)(13)	Medical Devices & Equipment	Senior Secured	May 2018	Interest rate PRIME + 6.50% or Floor rate of 10.00%	$15,000	15,071	14,974
Gamma Medica, Inc.(10)(13)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$4,000	4,009	3,989
InspireMD, Inc.(4)(9)(13)	Medical Devices & Equipment	Senior Secured	February 2017	Interest rate PRIME + 5.00% or Floor rate of 10.50%	$5,009	5,380	3,764
Quanterix Corporation(10)(13)	Medical Devices & Equipment	Senior Secured	February 2018	Interest rate PRIME + 2.75% or Floor rate of 8.00%	$9,661	9,718	9,659

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
SynergEyes, Inc.(13)(14)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$4,263	$4,516	$4,464

Subtotal: 1-5 Years Maturity						75,498	73,140

Subtotal: Medical Devices & Equipment (10.40%)*						76,933	74,575

Semiconductors
Under 1 Year Maturity
Achronix Semiconductor Corporation(14)	Semiconductors	Senior Secured	July 2016	Interest rate PRIME + 4.75% or Floor rate of 8.00%	$5,000	5,000	5,000

Subtotal: Under 1 Year Maturity						5,000	5,000

1-5 Years Maturity
Achronix Semiconductor Corporation(13)(14)	Semiconductors	Senior Secured	July 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,000	5,027	4,999
Aquantia Corp.	Semiconductors	Senior Secured	February 2017	Interest rate PRIME + 2.95% or Floor rate of 6.20%	$5,001	5,001	5,001
Avnera Corporation(10)(13)	Semiconductors	Senior Secured	April 2018	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$7,500	7,498	7,568

Subtotal: 1-5 Years Maturity						17,526	17,568

Subtotal: Semiconductors (3.15%)*						22,526	22,568

Software
Under 1 Year Maturity
Clickfox, Inc.(13)(14)(16)	Software	Senior Secured	December 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$3,300	3,465	3,465
JumpStart Games, Inc. (p.k.a. Knowledge Adventure, Inc.)(12)(13)(14)	Software	Senior Secured	October 2016	Interest rate FIXED 5.75%, PIK Interest 10.75%	$1,335	1,350	875
Neos, Inc.(13)(14)	Software	Senior Secured	May 2016	Interest rate PRIME + 6.75% or Floor rate of 10.50%	$729	895	895
Touchcommerce, Inc.(14)	Software	Senior Secured	August 2016	Interest rate PRIME + 2.25% or Floor rate of 6.50%	$5,511	5,511	5,511

Subtotal: Under 1 Year Maturity						11,221	10,746

1-5 Years Maturity
Actifio, Inc.(12)	Software	Senior Secured	January 2019	Interest rate PRIME + 4.25% or Floor rate of 8.25%, PIK Interest 2.25%	$30,263	30,019	29,712
Clickfox, Inc.(13)(14)	Software	Senior Secured	March 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,475	5,490	5,490
Druva, Inc.(10)(13)	Software	Senior Secured	March 2018	Interest rate PRIME + 4.60% or Floor rate of 7.85%	$12,000	12,080	12,034
JumpStart Games, Inc. (p.k.a. Knowledge Adventure, Inc.)(12)(13)(14)	Software	Senior Secured	March 2018	Interest rate FIXED 5.75%, PIK Interest 10.75%	$11,082	11,174	7,245
Message Systems, Inc.(14)	Software	Senior Secured	February 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$17,500	17,103	17,013
	Software	Senior Secured	February 2017	Interest rate PRIME + 2.75% or Floor rate of 6.00%	$1,618	1,618	1,616

Total Message Systems, Inc.					$19,118	18,721	18,629
RedSeal Inc.(13)(14)	Software	Senior Secured	June 2017	Interest rate PRIME + 3.25% or Floor rate of 6.50%	$3,000	3,000	2,987
	Software	Senior Secured	June 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,000	5,006	4,979

Total RedSeal Inc.					$8,000	8,006	7,966

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Soasta, Inc.(13)(14)	Software	Senior Secured	February 2018	Interest rate PRIME + 2.25% or Floor rate of 5.50%	$3,500	$3,432	$3,419
	Software	Senior Secured	February 2018	Interest rate PRIME + 4.75% or Floor rate of 8.00%	$15,000	14,699	14,646

Total Soasta, Inc.					$18,500	18,131	18,065
Touchcommerce, Inc.(13)(14)	Software	Senior Secured	February 2018	Interest rate PRIME + 6.00% or Floor rate of 10.25%	$12,000	11,853	11,721

Subtotal: 1-5 Years Maturity						115,474	110,862

Subtotal: Software (16.96%)*						126,695	121,608

Specialty Pharmaceuticals
Under 1 Year Maturity
Cranford Pharmaceuticals, LLC(10)(12)	Specialty Pharmaceuticals	Senior Secured	August 2016	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$1,100	1,100	1,100

Subtotal: Under 1 Year Maturity						1,100	1,100

1-5 Years Maturity
Alimera Sciences, Inc.(10)(13)	Specialty Pharmaceuticals	Senior Secured	May 2018	Interest rate PRIME + 7.65% or Floor rate of 10.90%	$35,000	34,296	34,309
Cranford Pharmaceuticals, LLC(10)(12)(13)(14)	Specialty Pharmaceuticals	Senior Secured	August 2017	Interest rate LIBOR + 9.55% or Floor rate of 10.80%, PIK Interest 1.35%	$10,041	10,164	10,235
Jaguar Animal Health, Inc.(10)(13)	Specialty Pharmaceuticals	Senior Secured	August 2018	Interest rate PRIME + 5.65% or Floor rate of 9.90%	$6,000	6,009	6,009

Subtotal: 1-5 Years Maturity						50,469	50,553

Subtotal: Specialty Pharmaceuticals (7.20%)*						51,569	51,653

Surgical Devices
1-5 Years Maturity
Transmedics, Inc.(13)	Surgical Devices	Senior Secured	March 2019	Interest rate PRIME + 5.30% or Floor rate of 9.55%	$8,500	8,471	8,396

Subtotal: 1-5 Years Maturity						8,471	8,396

Subtotal: Surgical Devices (1.17%)*						8,471	8,396

Total Debt Investments (154.81%)*						1,152,303	1,110,209

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.(14)	Biotechnology Tools	Equity	Preferred Series C	189,394	$500	$532

Subtotal: Biotechnology Tools (0.07%)*					500	532

Communications & Networking
GlowPoint, Inc.(3)	Communications & Networking	Equity	Common Stock	114,192	102	57
Peerless Network, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	4,380

Subtotal: Communications & Networking (0.62%)*					1,102	4,437

Consumer & Business Products
Market Force Information, Inc.	Consumer & Business Products	Equity	Common Stock	480,261	—	217

	Consumer & Business Products	Equity	Preferred Series B-1	187,970	500	3

Total Market Force Information, Inc.				668,231	500	220

Subtotal: Consumer & Business Products (0.03%)*					500	220

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	304

Subtotal: Diagnostic (0.04%)*					750	304

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)	Drug Delivery	Equity	Common Stock	54,240	108	209
BioQ Pharma Incorporated(14)	Drug Delivery	Equity	Preferred Series D	165,000	500	660
Edge Therapeutics, Inc.(3)	Drug Delivery	Equity	Common Stock	157,190	1,000	1,965
Merrion Pharmaceuticals, Plc(3)(4)(9)	Drug Delivery	Equity	Common Stock	20,000	9	—
Neos Therapeutics, Inc.(3)(14)	Drug Delivery	Equity	Common Stock	125,000	1,500	1,790
Revance Therapeutics, Inc.(3)	Drug Delivery	Equity	Common Stock	22,765	557	778

Subtotal: Drug Delivery (0.75%)*					3,674	5,402

Drug Discovery & Development
Aveo Pharmaceuticals, Inc.(3)(9)(14)	Drug Discovery & Development	Equity	Common Stock	167,864	842	212
Cerecor, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	119,087	1,000	399
Cerulean Pharma, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	135,501	1,000	379
Dicerna Pharmaceuticals, Inc.(3)(14)	Drug Discovery & Development	Equity	Common Stock	142,858	1,000	1,695
Dynavax Technologies(3)(9)	Drug Discovery & Development	Equity	Common Stock	20,000	550	483
Epirus Biopharmaceuticals, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	200,000	1,000	618
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	223,463	2,000	1,178
Inotek Pharmaceuticals Corporation(3)	Drug Discovery & Development	Equity	Common Stock	3,778	1,500	43
Insmed, Incorporated(3)	Drug Discovery & Development	Equity	Common Stock	70,771	1,000	1,284
Melinta Therapeutics	Drug Discovery & Development	Equity	Preferred Series 4	1,914,448	2,000	2,026

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(3)	Drug Discovery & Development	Equity	Common Stock	76,362	$2,743	$1,450

Subtotal: Drug Discovery & Development (1.36%)*					14,635	9,767

Electronics & Computer Hardware
Identiv, Inc.(3)	Electronics & Computer Hardware	Equity	Common Stock	6,700	34	13

Subtotal: Electronics & Computer Hardware (0.00%)*					34	13

Sustainable and Renewable Technology
Glori Energy, Inc.(3)	Sustainable and Renewable Technology	Equity	Common Stock	18,208	165	6
Modumetal, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series C	3,107,520	500	455
SCIEnergy, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series 1	385,000	761	—
Sungevity, Inc.(14)	Sustainable and Renewable Technology	Equity	Preferred Series D	68,807,339	6,750	6,912

Subtotal: Sustainable and Renewable Technology (1.03%)*					8,176	7,373

Internet Consumer & Business Services
Blurb, Inc.(14)	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	244
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Equity	Preferred Series C	230,030	250	264
	Internet Consumer & Business Services	Equity	Preferred Series D	198,677	250	249

Total Lightspeed POS, Inc.				428,707	500	513
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	349
	Internet Consumer & Business Services	Equity	Preferred Series H	87,802	250	248

Total Oportun (p.k.a. Progress Financial)				306,153	500	597
Philotic, Inc.	Internet Consumer & Business Services	Equity	Common Stock	9,023	93	—
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Equity	Preferred Series AA	34,783	15	28
Taptera, Inc.	Internet Consumer & Business Services	Equity	Preferred Series B	454,545	150	99

Subtotal: Internet Consumer & Business Services (0.21%)*					1,433	1,481

Medical Devices & Equipment
AtriCure, Inc.(3)(14)	Medical Devices & Equipment	Equity	Common Stock	7,536	266	155
Flowonix Medical Incorporated	Medical Devices & Equipment	Equity	Preferred Series E	221,893	1,500	1,953
Gelesis, Inc.(14)	Medical Devices & Equipment	Equity	Common Stock	198,202	—	1,005
	Medical Devices & Equipment	Equity	Preferred Series A-1	191,210	425	1,051
	Medical Devices & Equipment	Equity	Preferred Series A-2	191,626	500	1,012

Total Gelesis, Inc.				581,038	925	3,068

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Medrobotics Corporation(14)	Medical Devices & Equipment	Equity	Preferred Series E	136,798	$250	$208
	Medical Devices & Equipment	Equity	Preferred Series F	73,971	155	189
	Medical Devices & Equipment	Equity	Preferred Series G	163,934	500	500

Total Medrobotics Corporation				374,703	905	897
Novasys Medical, Inc.	Medical Devices & Equipment	Equity	Preferred Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(5)(14)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	565
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	169
	Medical Devices & Equipment	Equity	Preferred Series D	55,103,923	5,257	5,927

Total Optiscan Biomedical, Corp.				63,216,799	8,912	6,661
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Equity	Preferred Series 1	1,086,969	500	266
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Equity	Preferred Series B	232,061	527	543

Subtotal: Medical Devices & Equipment (1.89%)*					14,535	13,543

Software
Box, Inc.(3)(14)	Software	Equity	Common Stock	1,287,347	5,653	17,957
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	79
Druva, Inc.	Software	Equity	Preferred Series 2	458,841	1,000	1,031
ForeScout Technologies, Inc.	Software	Equity	Preferred Series D	319,099	398	1,368
	Software	Equity	Preferred Series E	80,587	131	350

Total ForeScout Technologies, Inc.				399,686	529	1,718
HighRoads, Inc.	Software	Equity	Preferred Series B	190,170	307	—
NewVoiceMedia Limited(4)(9)	Software	Equity	Preferred Series E	669,173	963	1,016
WildTangent, Inc.(14)	Software	Equity	Preferred Series 3	100,000	402	190

Subtotal: Software (3.07%)*					8,905	21,991

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	Preferred Series E	241,829	750	—
	Specialty Pharmaceuticals	Equity	Preferred Series E-1	26,955	—	—
	Specialty Pharmaceuticals	Equity	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company				4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					750	—

Surgical Devices
Gynesonics, Inc.(14)	Surgical Devices	Equity	Preferred Series B	219,298	250	32
	Surgical Devices	Equity	Preferred Series C	656,538	282	46
	Surgical Devices	Equity	Preferred Series D	1,991,157	712	637
	Surgical Devices	Equity	Preferred Series E	2,785,402	429	422

Total Gynesonics, Inc.				5,652,395	1,673	1,137

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	$1,100	$154
	Surgical Devices	Equity	Preferred Series C	119,999	300	96
	Surgical Devices	Equity	Preferred Series D	260,000	650	521
	Surgical Devices	Equity	Preferred Series F	100,200	500	471

Total Transmedics, Inc.				569,160	2,550	1,242

Subtotal: Surgical Devices (0.33%)*					4,223	2,379

Total: Equity Investments (9.40%)*					59,217	67,442

Warrant Investments
Biotechnology Tools
Labcyte, Inc.(14)	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	323	187

Subtotal: Biotechnology Tools (0.03%)*					323	187

Communications & Networking
Intelepeer, Inc.(14)	Communications & Networking	Warrant	Common Stock	117,958	102	—
OpenPeak, Inc.	Communications & Networking	Warrant	Common Stock	108,982	149	—
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	62
Peerless Network, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	375
Ping Identity Corporation	Communications & Networking	Warrant	Preferred Series B	1,136,277	52	236
SkyCross, Inc.(14)	Communications & Networking	Warrant	Preferred Series F	9,762,777	394	—
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Preferred Series D	2,834,375	418	53

Subtotal: Communications & Networking (0.10%)*					1,271	726

Consumer & Business Products
Antenna79 (p.k.a. Pong Research Corporation)(14)	Consumer & Business Products	Warrant	Preferred Series A	1,662,441	228	2
Intelligent Beauty, Inc.(14)	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	214
IronPlanet, Inc.	Consumer & Business Products	Warrant	Preferred Series D	1,155,821	1,076	651
Market Force Information, Inc.	Consumer & Business Products	Warrant	Preferred Series A-1	150,212	24	10
Nasty Gal(14)	Consumer & Business Products	Warrant	Preferred Series C	845,194	23	20
The Neat Company(14)	Consumer & Business Products	Warrant	Preferred Series C-1	540,540	365	—

Subtotal: Consumer & Business Products (0.13%)*					1,946	897

Diagnostic
Navidea Biopharmaceuticals, Inc. (p.k.a. Neoprobe)(3)(14)	Diagnostic	Warrant	Common Stock	333,333	244	17

Subtotal: Diagnostic (0.00%)*					244	17

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)(14)	Drug Delivery	Warrant	Common Stock	176,730	786	238
Agile Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	180,274	730	680
BIND Therapeutics, Inc.(3)(14)	Drug Delivery	Warrant	Common Stock	152,586	488	6
BioQ Pharma Incorporated	Drug Delivery	Warrant	Common Stock	459,183	1	423

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Celator Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	210,675	$138	$59
Celsion Corporation(3)	Drug Delivery	Warrant	Common Stock	194,986	428	20
Dance Biopharm, Inc.(14)	Drug Delivery	Warrant	Common Stock	43,813	74	55
Edge Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	78,595	390	417
Kaleo, Inc. (p.k.a. Intelliject, Inc.)	Drug Delivery	Warrant	Preferred Series B	82,500	594	1,217
Neos Therapeutics, Inc.(3)(14)	Drug Delivery	Warrant	Common Stock	70,833	285	275
Pulmatrix Inc.(3)	Drug Delivery	Warrant	Common Stock	25,150	116	12
ZP Opco, Inc. (p.k.a. Zosano Pharma)(3)	Drug Delivery	Warrant	Common Stock	72,379	266	4

Subtotal: Drug Delivery (0.47%)*					4,296	3,406

Drug Discovery & Development
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	89,750	295	98
Anthera Pharmaceuticals, Inc.(3)(14)	Drug Discovery & Development	Warrant	Common Stock	40,178	984	—
Aveo Pharmaceuticals, Inc.(3)(9)	Drug Discovery & Development	Warrant	Common Stock	608,696	194	216
Cerecor, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	22,328	70	10
Cerulean Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	171,901	369	90
Chroma Therapeutics, Ltd.(4)(9)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	—
Cleveland BioLabs, Inc.(3)(14)	Drug Discovery & Development	Warrant	Common Stock	7,813	105	5
Concert Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	70,796	367	368
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(3)	Drug Discovery & Development	Warrant	Common Stock	292,398	165	59
Dicerna Pharmaceuticals, Inc.(3)(14)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Epirus Biopharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	64,194	276	55
Fortress Biotech, Inc. (p.k.a. Coronado Biosciences, Inc.)(3)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	11
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,725	266	92
Immune Pharmaceuticals(3)	Drug Discovery & Development	Warrant	Common Stock	214,853	164	40
Mast Therapeutics, Inc.(3)(14)	Drug Discovery & Development	Warrant	Common Stock	1,524,389	203	215
Melinta Therapeutics	Drug Discovery & Development	Warrant	Preferred Series 3	1,382,323	626	130
Nanotherapeutics, Inc.(14)	Drug Discovery & Development	Warrant	Common Stock	171,389	838	1,762
Neothetics, Inc. (p.k.a. Lithera, Inc.)(3)(14)	Drug Discovery & Development	Warrant	Common Stock	46,838	266	2
Neuralstem, Inc.(3)(14)	Drug Discovery & Development	Warrant	Common Stock	75,187	77	12
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(3)(14)	Drug Discovery & Development	Warrant	Common Stock	21,467	129	36
uniQure B.V.(3)(4)(9)	Drug Discovery & Development	Warrant	Common Stock	37,174	218	183
XOMA Corporation(3)(9)(14)	Drug Discovery & Development	Warrant	Common Stock	181,268	279	115

Subtotal: Drug Discovery & Development (0.49%)*					6,551	3,499

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	$12	$—
Persimmon Technologies	Electronics & Computer Hardware	Warrant	Preferred Series C	43,076	40	42

Subtotal: Electronics & Computer Hardware (0.01%)*					52	42

Sustainable and Renewable Technology
Agrivida, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series D	471,327	120	38
Alphabet Energy, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series A	86,329	82	159
American Superconductor Corporation(3)	Sustainable and Renewable Technology	Warrant	Common Stock	58,823	39	82
Brightsource Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 1	116,667	104	6
Calera, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series B	437,500	308	176
Fluidic, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series D	61,804	102	43
Fulcrum Bioenergy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series C-1	280,897	275	152
GreatPoint Energy, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series D-1	393,212	548	—
Polyera Corporation(14)	Sustainable and Renewable Technology	Warrant	Preferred Series C	311,609	338	10
Proterra, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 4	397,931	37	50
SCIEnergy, Inc.	Sustainable and Renewable Technology	Warrant	Common Stock	530,811	181	—
	Sustainable and Renewable Technology	Warrant	Preferred Series 1	145,811	50	—

Total SCIEnergy, Inc.				676,622	231	—
Scifiniti (p.k.a. Integrated Photovoltaics, Inc.)(14)	Sustainable and Renewable Technology	Warrant	Preferred Series A-1	390,000	82	48
Solexel, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series C	1,171,625	1,162	466
Stion Corporation(5)	Sustainable and Renewable Technology	Warrant	Preferred Series Seed	2,154	1,378	—
Sungevity, Inc.	Sustainable and Renewable Technology	Warrant	Common Stock	20,000,000	543	569
	Sustainable and Renewable Technology	Warrant	Preferred Series C	32,472,222	902	525

Total Sungevity, Inc.				52,472,222	1,445	1,094
TAS Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series AA	428,571	299	—
Tendril Networks	Sustainable and Renewable Technology	Warrant	Preferred Series 3-A	1,019,793	188	242
TPI Composites, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series B	160	273	85
Trilliant, Inc.(14)	Sustainable and Renewable Technology	Warrant	Preferred Series A	320,000	162	53

Subtotal: Sustainable and Renewable Technology (0.38%)*					7,686	2,704

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

Healthcare Services, Other
Chromadex Corporation(3)(14)	Healthcare Services, Other	Warrant	Common Stock	419,020	$157	$164

Subtotal: Healthcare Services, Other (0.02%)*					157	164

Information Services
Cha Cha Search, Inc.(14)	Information Services	Warrant	Preferred Series G	48,232	58	—
INMOBI Inc.(4)(9)	Information Services	Warrant	Common Stock	46,874	82	3
InXpo, Inc.(14)	Information Services	Warrant	Preferred Series C	648,400	98	2
	Information Services	Warrant	Preferred Series C-1	1,032,416	74	—

Total InXpo, Inc.				1,680,816	172	2
RichRelevance, Inc.(14)	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.00%)*					410	5

Internet Consumer & Business Services
Aria Systems, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series E	239,692	73	88
Blurb, Inc.(14)	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	148
CashStar, Inc.(14)	Internet Consumer & Business Services	Warrant	Preferred Series C-2	727,272	130	34
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	206,184	1,102	1,104
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Warrant	Preferred Series C	245,610	20	82
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	104
Prism Education Group, Inc.(14)	Internet Consumer & Business Services	Warrant	Preferred Series B	200,000	43	—
ReachLocal(3)	Internet Consumer & Business Services	Warrant	Common Stock	300,000	155	290
ShareThis, Inc.(14)	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	547	93
Tapjoy, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	748,670	316	8
Tectura Corporation	Internet Consumer & Business Services	Warrant	Preferred Series B-1	253,378	51	—

Subtotal: Internet Consumer & Business Services (0.27%)*					3,151	1,951

Media/Content/Info
Machine Zone, Inc.	Media/Content/Info	Warrant	Common Stock	143,626	1,802	2,086
Rhapsody International, Inc.(14)	Media/Content/Info	Warrant	Common Stock	715,755	384	218
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	23

Subtotal: Media/Content/Info (0.32%)*					2,534	2,327

Medical Devices & Equipment
Amedica Corporation(3)(14)	Medical Devices & Equipment	Warrant	Common Stock	1,548,387	459	31
Aspire Bariatrics, Inc.(14)	Medical Devices & Equipment	Warrant	Preferred Series D	395,000	455	236
Avedro, Inc.(14)	Medical Devices & Equipment	Warrant	Preferred Series AA	300,000	401	142
Flowonix Medical Incorporated	Medical Devices & Equipment	Warrant	Preferred Series E	110,947	203	428
Gamma Medica, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	357,500	170	144

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Gelesis, Inc.(14)	Medical Devices & Equipment	Warrant	Preferred Series A-1	74,784	$78	$262
InspireMD, Inc.(3)(4)(9)	Medical Devices & Equipment	Warrant	Common Stock	16,835	242	—
Medrobotics Corporation(14)	Medical Devices & Equipment	Warrant	Preferred Series E	455,539	370	244
NetBio, Inc.	Medical Devices & Equipment	Warrant	Common Stock	2,568	408	19
NinePoint Medical, Inc.(14)	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	119
Novasys Medical, Inc.	Medical Devices & Equipment	Warrant	Common Stock	109,449	2	—
	Medical Devices & Equipment	Warrant	Preferred Series D	526,840	125	—
	Medical Devices & Equipment	Warrant	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.				689,896	133	—
Optiscan Biomedical, Corp.(5)(14)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	1,252	312
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Warrant	Common Stock	954	66	—
	Medical Devices & Equipment	Warrant	Preferred Series 1	1,632,084	676	63

Total Oraya Therapeutics, Inc.				1,633,038	742	63
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Warrant	Preferred Series A	500,000	402	298
Quanterix Corporation	Medical Devices & Equipment	Warrant	Preferred Series C	115,618	156	60
SonaCare Medical, LLC (p.k.a. US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	6,464	188	—
Strata Skin Sciences, Inc. (p.k.a. MELA Sciences, Inc.)(3)	Medical Devices & Equipment	Warrant	Common Stock	69,320	402	—
ViewRay, Inc.(3)(14)	Medical Devices & Equipment	Warrant	Common Stock	128,231	333	84

Subtotal: Medical Devices & Equipment (0.34%)*					6,564	2,442

Semiconductors
Achronix Semiconductor Corporation(14)	Semiconductors	Warrant	Preferred Series C	360,000	160	27
	Semiconductors	Warrant	Preferred Series D-1	500,000	6	6

Total Achronix Semiconductor Corporation				860,000	166	33
Aquantia Corp.	Semiconductors	Warrant	Preferred Series G	196,831	4	39
Avnera Corporation	Semiconductors	Warrant	Preferred Series E	141,567	47	65

Subtotal: Semiconductors (0.02%)*					217	137

Software
Actifio, Inc.	Software	Warrant	Common Stock	73,584	249	210
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	188	—
CareCloud Corporation(14)	Software	Warrant	Preferred Series B	413,433	258	625
Clickfox, Inc.(14)	Software	Warrant	Preferred Series B	1,038,563	330	362
	Software	Warrant	Preferred Series C	592,019	730	272
	Software	Warrant	Preferred Series C-A	46,109	13	16

Total Clickfox, Inc.				1,676,691	1,073	650
Hillcrest Laboratories, Inc.(14)	Software	Warrant	Preferred Series E	1,865,650	55	138

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
JumpStart Games, Inc. (p.k.a Knowledge Holdings, Inc.)(14)	Software	Warrant	Preferred Series E	614,333	16	—
Message Systems, Inc.(14)	Software	Warrant	Preferred Series B	408,011	334	497
Mobile Posse, Inc.(14)	Software	Warrant	Preferred Series C	396,430	130	59
Neos, Inc.(14)	Software	Warrant	Common Stock	221,150	22	113
NewVoiceMedia Limited(4)(9)	Software	Warrant	Preferred Series E	225,586	33	55
Poplicus, Inc.(14)	Software	Warrant	Preferred Series C	2,595,230	—	110
Soasta, Inc.(14)	Software	Warrant	Preferred Series E	410,800	691	561
Sonian, Inc.(14)	Software	Warrant	Preferred Series C	185,949	106	39
Touchcommerce, Inc.(14)	Software	Warrant	Preferred Series E	2,282,968	446	581

Subtotal: Software (0.51%)*					3,601	3,638

Specialty Pharmaceuticals
Alimera Sciences, Inc.(3)	Specialty Pharmaceuticals	Warrant	Common Stock	660,377	729	435
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	Preferred Series E	155,324	307	—

Subtotal: Specialty Pharmaceuticals (0.06%)*					1,036	435

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

Surgical Devices
Gynesonics, Inc.(14)	Surgical Devices	Warrant	Preferred Series C	180,480	75	12
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	223

Total Gynesonics, Inc.				1,756,445	395	235
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	224	2
	Surgical Devices	Warrant	Preferred Series D	175,000	100	170
	Surgical Devices	Warrant	Preferred Series F	16,476	3	3

Total Transmedics, Inc.				231,912	327	175

Subtotal: Surgical Devices (0.06%)*					722	410

Total: Warrant Investments (3.21%)*					40,761	22,987

Total Investments (167.42%)*					$1,252,281	$1,200,638

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $29.3 million, $81.4 million and $52.1 million respectively. The tax cost of investments is $1.3 billion.
(3)	Except for warrants in 37 publicly traded companies and common stock in 20 publicly traded companies, all investments are restricted at December 31, 2015 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Non-U.S. company or the company’s principal place of business is outside the United States.
(5)	Affiliate investment as defined under the 1940 Act in which Hercules owns at least 5% but generally less than 25% of the company’s voting securities.
(6)	Control investment as defined under the 1940 Act in which Hercules owns at least 25% of the company’s voting securities or has greater than 50% representation on its board. There were no control investments at December 31, 2015.
(7)	Debt is on non-accrual status at December 31, 2015, and is therefore considered non-income producing. Note that at December 31, 2015, only the PIK interest is on non-accrual for the Company’s debt investment in SkyCross, Inc. and only the $2.1 million PIK loan is on non-accrual for the Company’s debt investment in One Planet Ops Inc. (p.k.a. Reply! Inc.).
(8)	Denotes that all or a portion of the debt investment is convertible senior debt.
(9)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(10)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitizations.
(11)	Denotes that all or a portion of the debt investment is pledged as collateral under the Wells Facility.
(12)	Denotes that all or a portion of the debt investment principal includes accumulated PIK interest and is net of repayments.
(13)	Denotes that all or a portion of the debt investment includes an exit fee receivable. This fee ranges from 0.8% to 17.1% of the total debt commitment based on the contractual terms of our loan servicing agreements.
(14)	Denotes that all or a portion of the investment in this portfolio company is held by HT II or HT III, the Company’s wholly-owned SBIC subsidiaries.
(15)	The stated ‘maturity date’ for the Tectura assets reflects the last extension of the forbearance period on these loans. The borrower loans remain outstanding and management is continuing to work with the borrower to satisfy the obligations. The Company’s investment team and Investment Committee continue to closely monitor developments at the borrower company.
(16)	Repayment of debt investment is delinquent of the contractual maturity date.

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

1. Description of Business and Basis of Presentation

Hercules Capital, Inc. (the “Company”) is a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences, and sustainable and renewable technology industries. The Company sources its investments through its principal office located in Palo Alto, CA, as well as through its additional offices in Boston, MA, New York, NY, Washington, DC, Santa Monica, CA, Hartford, CT, and San Diego, CA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, as amended (the “Code”). Effective January 1, 2006, the Company elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Code (see Note 5). As an investment company, the Company follows accounting and reporting guidance as set forth in Topic 946 (“Financial Services – Investment Companies”) of the Accounting Standards Codification, as amended (“ASC”).

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, L.P. (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”) under the authority of the Small Business Administration (“SBA”) on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. HT IV was formed in anticipation of receiving an additional SBIC license; however, the Company has not yet applied for such license, and HT IV currently has no material assets or liabilities. The Company also formed Hercules Technology SBIC Management, LLC, or (“HTM”), a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4 to the Company’s consolidated financial statements).

HT II and HT III hold approximately $112.9 million and $286.3 million in assets, respectively, and they accounted for approximately 6.6% and 16.7% of the Company’s total assets, respectively, prior to consolidation at June 30, 2016.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). By investing through these wholly owned subsidiaries, the Company is able to benefit from the tax treatment of these entities and create a tax structure that is more advantageous with respect to the Company’s RIC status. These taxable subsidies are consolidated for U.S. GAAP financial reporting purposes, and the portfolio investments held by the taxable subsidiaries are included in the Company’s consolidated financial statements and recorded at fair value. The taxable subsidiaries are not consolidated with Hercules for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities as a result of their ownership of certain portfolio investments

The consolidated financial statements include the accounts of the Company, its subsidiaries and its consolidated securitization VIE. All significant inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 10 of Regulation S-X, the Company does not consolidate portfolio company investments. It is not appropriate for an investment company to consolidate a portfolio company that is not an investment company. Rather, an investment company’s interest in portfolio companies that are not investment companies should be measured at fair value in accordance with ASC Topic 946.

The accompanying consolidated interim financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information, and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments consisting solely of normal recurring accruals considered necessary for the fair presentation of consolidated financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the full fiscal year. Therefore, the interim unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the period ended December 31, 2015. The year-end Consolidated Statement of Assets and Liabilities data was derived from audited financial statements, but does not include all disclosures required by U.S. GAAP.

Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its subsidiaries and all VIEs of which the Company is the primary beneficiary. All intercompany accounts and transactions have been eliminated in consolidation.

A VIE is an entity that either (i) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (ii) has equity investors who lack the characteristics of a controlling financial interest. The primary beneficiary of a VIE is the party with both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and the obligation to absorb the losses or the right to receive benefits that could be significant to the VIE.

To assess whether the Company has the power to direct the activities of a VIE that most significantly impact its economic performance, the Company considers all the facts and circumstances including its role in establishing the VIE and its ongoing rights and responsibilities. This assessment includes identifying the activities that most significantly impact the VIE’s economic performance and identifying which party, if any, has power over those activities. In general, the party that makes the most significant decisions affecting the VIE is determined to have the power to direct the activities of a VIE. To assess whether the Company has the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE, the Company considers all of its economic interests, including debt and equity interests, servicing rights and fee arrangements, and any other variable interests in the VIE. If the Company determines that it is the party with the power to make the most significant decisions affecting the VIE, and the Company has a potentially significant interest in the VIE, then it consolidates the VIE.

The Company performs periodic reassessments, usually quarterly, of whether it is the primary beneficiary of a VIE. The reassessment process considers whether the Company has acquired or divested the power to direct the activities of the VIE through changes in governing documents or other circumstances. The Company also reconsiders whether entities previously determined not to be VIEs have become VIEs, based on certain events, and therefore are subject to the VIE consolidation framework.

As of the date of this report, the VIE consolidated by the Company is its securitization VIE formed in conjunction with the issuance of the 2021 Asset-Backed Notes (as defined herein). See “Note 4 – Borrowings”.

Reclassification

Certain balances from prior years have been reclassified in order to conform to the current year presentation.

Change in Accounting Principle

As of January 1, 2016, the Company adopted FASB Accounting Standards Update (“ASU”) 2015-03 “Simplifying the Presentation of Debt Issuance Costs” and ASU 2015-15 “Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements,” which collectively require debt issuance costs to be presented on the balance sheet as a direct deduction from the associated debt liability, except for debt issuance costs associated with line-of-credit arrangements. Adoption of these standards results in the reclassification of debt issuance costs from Other Assets and the presentation of the Company’s SBA Debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes, and Convertible Senior Notes net of the associated debt issuance costs for each instrument in the liabilities section on the Consolidated Statement of Assets and Liabilities. In addition, the comparative Consolidated Statement of Assets and Liabilities as of December 31, 2015 has been adjusted to apply the change in accounting principle retrospectively. Specifically, the presentation of the Company’s Other Assets, SBA Debentures, 2019 Notes, 2024 Notes, 2021 Asset-Backed Notes, and Convertible Senior Notes line items were adjusted by the amount of unamortized debt issuance costs for each instrument. There is no impact to the Company’s Consolidated Statement of Operations. In addition, there is no change to the presentation of the Wells Facility or Union Bank Facility as debt issuance costs are presented separately as an asset on the Consolidated Statement of Assets and Liabilities.

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing and are recognized as prepaid expenses and amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method. In accordance with ASU 2015-03 and ASU 2015-15 debt issuance costs are presented as a reduction to the associated liability balance on the Consolidated Statement of Assets and Liabilities, except for debt issuance costs associated with line-of-credit arrangements. Debt issuance costs, net of accumulated amortization, were as follows as of June 30, 2016 and December 31, 2015.

(in thousands)	June 30, 2016	December 31, 2015
SBA Debentures	$3,035	$3,371
2019 Notes	1,865	2,185
2024 Notes	7,375	2,872
2021 Asset-Backed Notes	1,839	2,305
Convertible Senior Notes	—	44
Wells Facility(1)	723	669
Union Bank Facility(1)	984	229

Total	$15,821	$11,675

(1)	As the Wells Facility and Union Bank Facility are line-of-credit arrangements, the debt issuance costs associated with these instruments are presented separately as an asset on the Consolidated Statement of Assets and Liabilities in accordance with ASU 2015-15. As the Union Bank Facility was replaced on May 5, 2016, amounts included above prior to May 5, 2016 relate to the Prior Union Bank Facility (as defined herein, see Note 4).

Valuation of Investments

The most significant estimate inherent in the preparation of the Company’s consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At June 30, 2016, approximately 93.4% of the Company’s total assets represented investments in portfolio companies whose fair value is determined in good faith by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s investments are carried at fair value in accordance with the 1940 Act and ASC Topic 946 and measured in accordance with ASC Topic 820 (“Fair Value Measurements”). The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy by the Company’s Board of Directors in accordance with the provisions of ASC Topic 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The Company may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain portfolio investments on a quarterly basis. The Company engages independent valuation firms on a discretionary basis. Specifically, on a quarterly basis, the Company will identify portfolio investments with respect to which an independent valuation firm will assist in valuing. The Company selects these portfolio investments based on a number of factors, including, but not limited to, the potential for material fluctuations in valuation results, credit quality and the time lapse since the last valuation of the portfolio investment by an independent valuation firm.

The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately, and solely, responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the Audit Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio as provided by the investment committee, which incorporates the results of the independent valuation firm as appropriate; and

(4) the Board of Directors, upon the recommendation of the Audit Committee, discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC Topic 820 establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC Topic 820 also requires disclosure for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC Topic 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC Topic 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC Topic 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are publically held debt investments and warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of June 30, 2016 and as of December 31, 2015. The Company transfers investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the six months ended June 30, 2016, there were no transfers between Levels 1 or 2.

(in thousands) Description	Balance June 30, 2016	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$1,211,782	$—	$5,650	$1,206,132
Preferred Stock	39,610	—	—	39,610
Common Stock	26,295	20,622	—	5,673
Warrants	25,091	—	4,384	20,707
Escrow Receivable	4,650	—	—	4,650

Total	$1,307,428	$20,622	$10,034	$1,276,772

(in thousands) Description	Balance December 31, 2015	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$1,110,209	$—	$7,813	$1,102,396
Preferred Stock	35,245	—	—	35,245
Common Stock	32,197	30,670	—	1,527
Warrants	22,987	—	4,422	18,565
Escrow Receivable	2,967	—	—	2,967

Total	$1,203,605	$30,670	$12,235	$1,160,700

The table below presents a reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the six months ended June 30, 2016 and the year ended December 31, 2015.

(in thousands)	Balance January 1, 2016	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balance June 30, 2016
Senior Debt	$1,102,396	$(6,451)	$(2,017)	$337,015	$—	$(220,250)	$—	$(4,561)	$1,206,132
Preferred Stock	35,245	666	(1,619)	6,820	(1,367)	—	626	(761)	39,610
Common Stock	1,527	—	(615)	—	—	—	4,761	—	5,673
Warrants	18,565	(848)	100	2,942	—	—	—	(52)	20,707
Escrow Receivable	2,967	—	—	1,727	(44)	—	—	—	4,650

Total	$1,160,700	$(6,633)	$(4,151)	$348,504	$(1,411)	$(220,250)	$5,387	$(5,374)	$1,276,772

(in thousands)	Balance January 1, 2015	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(4)	Gross Transfers out of Level 3(4)	Balance December 31, 2015
Senior Debt	$923,906	$(2,295)	$(12,930)	$699,555	$—	$(505,274)	$—	$(566)	$1,102,396
Preferred Stock	57,548	2,598	(1,539)	15,076	(4,542)	—	685	(34,581)	35,245
Common Stock	1,387	(298)	743	—	(305)	—	—	—	1,527
Warrants	21,923	(3,849)	(4,749)	5,311	1,220	—	—	(1,291)	18,565
Escrow Receivable	3,598	71	—	511	(1,032)	(181)	—	—	2,967

Total	$1,008,362	$(3,773)	$(18,475)	$720,453	$(4,659)	$(505,455)	$685	$(36,438)	$1,160,700

(1)	Included in net realized gains or losses in the accompanying Consolidated Statement of Operations.
(2)	Included in change in net unrealized appreciation (depreciation) in the accompanying Consolidated Statement of Operations.
(3)	Transfers out of Level 3 during the six months ended June 30, 2016 relate to the exercise of warrants in Ping Identity Corporation to preferred stock, the conversion of debt to equity in Optiscan Biomedical Corp and Achilles Technology Management Co II, Inc. and the conversion of the Company’s preferred shares to common shares in SCIEnergy, Inc. Transfers into Level 3 during the six months ended June 30, 2016 relate to the acquisition of preferred stock as a result of the exercise of warrants in Ping Identity Corporation, the conversion of debt to equity in Optiscan Biomedical Corp and Achilles Technology Management Co II, Inc. and the conversion of the Company’s preferred shares to common shares in SCIEnergy, Inc.
(4)	Transfers out of Level 3 during the year ended December 31, 2015 relate to the initial public offerings, or IPOs of Box, Inc., ZP Opco, Inc. (p.k.a. Zosano Pharma, Inc.), Neos Therapeutics, Edge Therapeutics Inc., ViewRay, Inc., and Cerecor, Inc. in addition to the exercise of warrants in both Forescout, Inc. and Atrenta, Inc. to preferred stock. Transfers into Level 3 during the year ended December 31, 2015 relate to the acquisition of preferred stock as a result of the exercise of warrants in both Forescout, Inc. and Atrenta, Inc. and the conversion of debt to equity in Home Dialysis Plus and Gynesonics.
(5)	Amounts listed above are inclusive of loan origination fees received at the inception of the loan which are deferred and amortized into fee income as well as the accretion of existing loan discounts and fees during the period. Escrow receivable purchases may include additions due to proceeds held in escrow from the liquidation of level 3 investments.
(6)	Amounts listed above include the acceleration and payment of loan discounts and loan fees due to early payoffs or restructures.

For the six months ended June 30, 2016, approximately $1.9 million and $614,000 in net unrealized depreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $14.2 million and $442,000 in net unrealized depreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

For the year ended December 31, 2015, approximately $179,000 in net unrealized depreciation and $745,000 in net unrealized appreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $13.7 million and $5.9 million in net unrealized depreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

The following tables provide quantitative information about the Company’s Level 3 fair value measurements of the Company’s investments as of June 30, 2016 and December 31, 2015. In addition to the techniques and inputs noted in the tables below, according to the Company’s valuation policy the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

The significant unobservable input used in the fair value measurement of the Company’s escrow receivables is the amount recoverable at the contractual maturity date of the escrow receivable.

Investment Type -Level Three Debt Investments	Fair Value at June 30, 2016 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(b)
Pharmaceuticals	$88,049	Originated Within 6 Months	Origination Yield	12.67% - 15.39%	13.54%
	369,969	Market Comparable Companies	Hypothetical Market Yield	9.38% - 15.87%	12.48%
			Premium/(Discount)	(0.75%) - 0.50%
	13,153	Liquidation(c)	Probability weighting of alternative outcomes	20.00% - 100.00%

Technology	114,387	Originated Within 6 Months	Origination Yield	11.00% - 20.29%	13.85%
	213,134	Market Comparable Companies	Hypothetical Market Yield	11.10% - 17.06%	12.69%
			Premium/(Discount)	(0.50%) - 0.75%
	17,131	Liquidation(c)	Probability weighting of alternative outcomes	25.00% - 100.00%

Sustainable and Renewable	62,200	Originated Within 6 Months	Origination Yield	12.74% - 16.13%	15.13%
Technology	107,848	Market Comparable Companies	Hypothetical Market Yield	7.43% - 23.37%	16.08%
			Premium/(Discount)	0.00%
	1,294	Liquidation(c)	Probability weighting of alternative outcomes	100.00%

Medical Devices	25,495	Originated Within 6 Months	Origination Yield	14.64% - 18.13%	15.53%
	71,049	Market Comparable Companies	Hypothetical Market Yield	10.83% - 19.71%	14.34%
			Premium/(Discount)	(0.25%) - 0.50%
	5,107	Liquidation(c)	Probability weighting of alternative outcomes	5.00% - 100.00%

Lower Middle Market	5,448	Market Comparable Companies	Hypothetical Market Yield	13.84% - 14.86%	14.40%
			Premium/(Discount)	0.25%	0.25%
	19,401	Liquidation(c)	Probability weighting of alternative outcomes	100.00%

		Debt Investments Where Fair Value Approximates Cost
	71,562	Imminent Payoffs(d)
	20,905	Debt Investments Maturing in Less than One Year

	$1,206,132	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries noted above as follows:

•

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery and Biotechnology Tools industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Consumer and Business Products, Information Services, and Communications and Networking industries in the Consolidated Schedule of Investments.

•	Sustainable and Renewable Technology, above, aligns with the Sustainable and Renewable Technology Industry in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Surgical Devices and Medical Devices and Equipment industries in the Consolidated Schedule of Investments.

•

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

(b)	The weighted averages are calculated based on the fair market value of each investment.

(c)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

(d)	Imminent payoffs represent debt investments that the Company expects to be fully repaid within the next three months, prior to their scheduled maturity date.

Investment Type -Level Three Debt Investments	Fair Value at December 31, 2015 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(b)
Pharmaceuticals	$72,981	Originated Within 6 Months	Origination Yield	10.35% - 16.16%	12.29%
	406,590	Market Comparable Companies	Hypothetical Market Yield	9.55% - 16.75%	12.67%
			Premium/(Discount)	(0.75%) - 0.00%

Technology	6,873	Originated Within 6 Months	Origination Yield	15.19%	15.19%
	283,045	Market Comparable Companies	Hypothetical Market Yield	6.57% - 23.26%	13.22%
			Premium/(Discount)	(0.25%) - 0.50%
	36,815	Liquidation(c)	Probability weighting of alternative outcomes	10.00% - 100.00%

Sustainable and Renewable	11,045	Originated Within 6 Months	Origination Yield	19.74%	19.74%
Technology	105,382	Market Comparable Companies	Hypothetical Market Yield	10.62% - 27.31%	15.91%
			Premium/(Discount)	0.00%
	1,013	Liquidation(c)	Probability weighting of alternative outcomes	100.00%

Medical Devices	80,530	Market Comparable Companies	Hypothetical Market Yield	11.65% - 19.90%	15.26%
			Premium/(Discount)	0.00% - 0.50%
	3,764	Liquidation(c)	Probability weighting of alternative outcomes	50.00%

Lower Middle Market	17,811	Originated Within 6 Months	Origination Yield	12.70% - 14.50%	13.00%
	15,151	Liquidation(c)	Probability weighting of alternative outcomes	25.00% - 75.00%

		Debt Investments Where Fair Value Approximates Cost
	12,434	Imminent Payoffs(d)
	48,962	Debt Investments Maturing in Less than One Year

	$1,102,396	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries noted above as follows:

•	Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development and Drug Delivery industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Consumer and Business Products, Information Services, and Communications and Networking industries in the Consolidated Schedule of Investments.

•	Sustainable and Renewable Technology, above, aligns with the Sustainable and Renewable Technology Industry in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Surgical Devices and Medical Devices and Equipment industries in the Consolidated Schedule of Investments.

•

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

(b)	The weighted averages are calculated based on the fair market value of each investment.

(c)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

(d)	Imminent payoffs represent debt investments that the Company expects to be fully repaid within the next three months, prior to their scheduled maturity date.

Investment Type -Level Three Equity and Warrant Investments	Fair Value at June 30, 2016 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(e)
Equity Investments	$6,380	Market Comparable Companies	EBITDA Multiple(b)	5.6x - 19.0x	7.7x
			Revenue Multiple(b)	0.8x - 4.1x	2.0x
			Discount for Lack of Marketability(c)	15.05% - 26.68%	16.61%
			Average Industry Volatility(d)	50.52% - 115.27%	62.93%
			Risk-Free Interest Rate	0.43% - 0.53%	0.43%
			Estimated Time to Exit (in months)	10 - 20	11
	29,472	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	28.52% - 91.56%	66.25%
			Risk-Free Interest Rate	0.27% 1.36%	0.64%
			Estimated Time to Exit (in months)	3 - 44	16
	9,431	Other(f)
Warrant Investments	6,119	Market Comparable Companies	EBITDA Multiple(b)	1.9x - 52.1x	12.4x
			Revenue Multiple(b)	0.3x - 7.3x	2.4x
			Discount for Lack of Marketability(c)	15.34% - 31.48%	20.34%
			Average Industry Volatility(d)	46.08% - 102.70%	62.00%
			Risk-Free Interest Rate	0.43% - 0.84%	0.53%
			Estimated Time to Exit (in months)	10 - 47	20

	12,401	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	28.52% - 115.27%	63.42%
			Risk-Free Interest Rate	0.27% - 1.43%	0.76%
			Estimated Time to Exit (in months)	3 - 47	24
	2,187	Other(f)

Total Level Three Warrant and Equity Investments	$65,990

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model (“OPM”) include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation may result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.
(e)	Weighted averages are calculated based on the fair market value of each investment.
(f)	The fair market value of these investments is derived based on recent private market transaction prices.

Investment Type -Level Three Equity and Warrant Investments	Fair Value at December 31, 2015 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(e)
Equity Investments	$5,898	Market Comparable Companies	EBITDA Multiple(b)	3.3x - 19.5x	7.6x
			Revenue Multiple(b)	0.7x - 3.7x	2.1x
			Discount for Lack of Marketability(c)	14.31% - 25.11%	18.05%
			Average Industry Volatility(d)	37.72% - 109.64%	60.27%
			Risk-Free Interest Rate	0.61% - 1.09%	0.74%
			Estimated Time to Exit (in months)	10 - 26	15

	30,874	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	28.52% - 86.41%	65.40%
			Risk-Free Interest Rate	0.36% - 1.51%	0.80%
			Estimated Time to Exit (in months)	10 - 47	17

Warrant Investments	7,904	Market Comparable Companies	EBITDA Multiple(b)	5.1x - 57.9x	16.0x
			Revenue Multiple(b)	0.4x - 9.6x	3.0x
			Discount for Lack of Marketability(c)	10.09% - 31.37%	23.11%
			Average Industry Volatility(d)	39.51% - 73.36%	41.19%
			Risk-Free Interest Rate	0.32% - 1.51%	0.87%
			Estimated Time to Exit (in months)	4 - 47	23

	10,661	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	28.52% - 109.64%	64.31%
			Risk-Free Interest Rate	0.36% - 1.45%	0.85%
			Estimated Time to Exit (in months)	10 - 44	20

Total Level Three Warrant and Equity Investments	$55,337

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes OPM include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation may result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.
(e)	Weighted averages are calculated based on the fair market value of each investment.

Debt Investments

The Company follows the guidance set forth in ASC Topic 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged. In addition, the Company may, from time to time, invest in public debt of companies that meet the Company’s investment objectives. These investments are considered Level 2 assets.

In making a good faith determination of the value of the Company’s investments, the Company generally starts with the cost basis of the investment, which includes the value attributed to the original issue discount (“OID”), if any, and payment-in-kind (“PIK”) interest or other receivables which have been accrued to principal as earned. The Company then applies the valuation methods as set forth below.

The Company applies a procedure for debt investments that assumes the sale of each investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. The Company determines the yield at inception for each debt investment. The Company then uses senior secured, leveraged loan yields provided by third party providers to determine the change in market yields between inception of the debt security and the measurement date. Industry specific indices and other relevant market data are used to benchmark/assess market based movements.

Under this process, the Company also evaluates the collateral for recoverability of the debt investments. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a credit adjusted hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated debt investments using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a debt investment is doubtful or, if under the in-exchange premise, when the value of a debt security is less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security is greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investments from recordation of the warrant or other equity instruments is accreted into interest income over the life of the debt investment.

Debt investments that are traded on a public exchange will be valued at the prevailing market price at period end.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Company has a limited amount of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes OPM. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Escrow Receivables

Escrow receivables are collected in accordance with the terms and conditions of the escrow agreement. Escrow balances are typically distributed over a period greater than one year and may accrue interest during the escrow period. Escrow balances are measured for collectability on at least a quarterly basis and fair value is determined based on the amount of the estimated recoverable balances and the contractual maturity date. As of June 30, 2016 there were no material past due escrow receivables.

Portfolio Composition

As required by the 1940 Act, the Company classifies its investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “control.” Under the 1940 Act, the Company is generally deemed to “control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of the Company, as defined in the 1940 Act, which are not control investments. The Company is deemed to be an “affiliate” of a company in which it has invested if it owns 5% or more, but generally less than 25%, of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes the Company’s realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments for the three and six months ended June 30, 2016 and 2015. The Company did not hold any control investments at June 30, 2015.

(in thousands)			For the Three Months Ended June 30, 2016				For the Six Months Ended June 30, 2016
Portfolio Company	Type	Fair Value at June 30, 2016	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/ (Loss)	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/(Loss)
Control Investments
SkyCross, Inc.	Control	$—	$—	$(3,421)	$—	$—	$—	$(3,421)	$—	$—
Achilles Technology Management Co II, Inc.	Control	4,000	—	—	—	—	—	—	—	—

Total Control Investments		$4,000	$—	$(3,421)	$—	$—	$—	$(3,421)	$—	$—

Affiliate Investments
Optiscan BioMedical, Corp.	Affiliate	$4,549	$6	$(2,972)	$—	$—	$12	$(3,386)	$—	$—
Stion Corporation	Affiliate	1,295	44	—	648	—	103	539	648	—

Total Affiliate Investments		$5,844	$50	$(2,972)	$648	$—	$115	$(2,847)	$648	$—

Total Control & Affiliate Investments		$9,844	$50	$(6,393)	$648	$—	$115	$(6,268)	$648	$—

(in thousands)			For the Three Months Ended June 30, 2015				For the Six Months Ended June 30, 2015
Portfolio Company	Type	Fair Value at June 30, 2015	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/ (Loss)	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation / (Depreciation)	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$2,235	$—	$(179)	$—	$—	$—	$1,908	$—	$—
Optiscan BioMedical, Corp.	Affiliate	6,618	—	(150)	—	—	—	545	—	—
Stion Corporation	Affiliate	1,600	96	408	—	—	196	(61)	—	—

Total Affiliate Investments		$10,453	$96	$79	$—	$—	$196	$2,392	$—	$—

As of June 30, 2016, the Company’s investments in SkyCross, Inc. became classified as a control investment as a result of obtaining more than 50% representation on the portfolio company’s board. In addition, as of June 30, 2016 the Company owned 100% of the equity of Achilles Technology Management Co II, Inc. and classified it as a control investment in accordance with the requirements of the 1940 Act. During the three months ended June 30, 2016, Achilles Technology Management Co II, Inc. acquired the assets of a global antenna company that produces radio frequency system solutions as part of an article 9 consensual foreclosure and public auction for total consideration in the amount of $4 million. The Company’s investment in Achilles Technology Management Co II, Inc. is carried on the consolidated statement of assets and liabilities at fair value.

As of December 31, 2015, changes to the capitalization structure of the portfolio company Gelesis, Inc. reduced the Company’s investment below the threshold for classification as an affiliate investment.

The following table shows the fair value of the Company’s portfolio of investments by asset class as of June 30, 2016 and December 31, 2015:

	June 30, 2016		December 31, 2015
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Debt with Warrants	$1,014,658	77.9%	$961,464	80.1%
Senior Secured Debt	222,215	17.1%	171,732	14.3%
Preferred Stock	39,610	3.0%	35,245	2.9%
Common Stock	26,295	2.0%	32,197	2.7%

Total	$1,302,778	100.0%	$1,200,638	100.0%

A summary of the Company’s investment portfolio, at value, by geographic location as of June 30, 2016 and December 31, 2015 is shown as follows:

	June 30, 2016		December 31, 2015
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$1,254,455	96.3%	$1,167,281	97.2%
Netherlands	19,764	1.5%	20,112	1.7%
England	18,904	1.5%	8,884	0.8%
Canada	5,548	0.4%	595	0.0%
Israel	4,107	0.3%	3,764	0.3%
India	—	0.0%	2	0.0%

Total	$1,302,778	100.0%	$1,200,638	100.0%

The following table shows the fair value of the Company’s portfolio by industry sector at June 30, 2016 and December 31, 2015:

	June 30, 2016		December 31, 2015
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$309,936	23.8%	$284,266	23.7%
Sustainable and Renewable Technology	189,358	14.5%	159,487	13.3%
Software	181,021	13.9%	147,237	12.3%
Drug Delivery	145,028	11.1%	164,665	13.7%
Internet Consumer & Business Services	122,402	9.4%	88,377	7.4%
Medical Devices & Equipment	118,408	9.1%	90,560	7.5%
Media/Content/Info	107,773	8.3%	95,488	7.9%
Specialty Pharmaceuticals	38,664	3.0%	52,088	4.3%
Consumer & Business Products	22,859	1.8%	26,611	2.2%
Communications & Networking	18,200	1.4%	33,213	2.8%
Surgical Devices	12,165	0.9%	11,185	0.9%
Semiconductors	12,149	0.9%	22,705	1.9%
Healthcare Services, Other	10,411	0.8%	15,131	1.3%
Electronics & Computer Hardware	6,974	0.5%	6,928	0.6%
Biotechnology Tools	6,787	0.5%	719	0.1%
Diagnostic	641	0.1%	321	0.0%
Information Services	2	0.0%	1,657	0.1%

Total	$1,302,778	100.0%	$1,200,638	100.0%

No single portfolio investment represents more than 10% of the fair value of the investments as of June 30, 2016 and December 31, 2015.

Portfolio Activity

During the three and six months ended June 30, 2016, the Company funded and or restructured investments in debt securities totaling approximately $153.7 million and $323.7 million, respectively. During the three and six months ended June 30, 2016, the Company funded equity investments totaling approximately $6.1 million and $7.0 million, respectively. During the three and six months ended June 30, 2016, the Company converted approximately $4.6 million of debt to equity in two portfolio companies.

During the three and six months ended June 30, 2015, the Company funded and or restructured investments in debt securities totaling approximately $160.2 million and $367.2 million, respectively. During the three and six months ended June 30, 2015, the Company funded equity investments totaling approximately $3.8 million and $6.2 million, respectively. During the three and six months ended June 30, 2015, the Company converted $500,000 of debt to equity in one portfolio company. During the six months ended June 30, 2015 the Company converted $330,000 of warrants to equity in two portfolio companies.

During the three and six months ended June 30, 2016, the Company recognized net realized gains of $25,000 and net realized losses of $4.4 million, respectively. During the three months ended June 30, 2016, the Company recorded gross realized gains of $1.4 million primarily from the acquisition of the Company’s holdings in one portfolio company, Ping Identity Corporation. These gains were offset by gross realized losses of $1.4 million primarily from the liquidation or write off of the Company’s warrant and equity investment in two portfolio companies.

During the six months ended June 30, 2016, the Company recorded gross realized gains of $4.2 million primarily from the sale or acquisition of investments in three portfolio companies, including Celator Pharmaceuticals, Inc. ($1.5 million), Ping Identity Corporation ($1.3 million) and the sale of options on Box, Inc. ($1.1 million). These gains were offset by gross realized losses of $8.6 million primarily from the liquidation or write off of the Company’s warrant and equity investments in five portfolio companies and the Company’s debt investments in three portfolio companies, including the settlement of our outstanding debt investment in The Neat Company ($6.2 million).

During the three and six months ended June 30, 2015, the Company recognized net realized losses of $1.3 million and net realized gains of $2.1 million, respectively. During the three months ended June 30, 2015, the Company recorded gross realized gains of $495,000 primarily from subsequent recoveries received on two previously written-off debt investments. These gains were offset by gross realized losses of $1.8 million from the liquidation of the Company’s investments in five portfolio companies.

During the six months ended June 30, 2015, the Company recorded gross realized gains of $4.8 million primarily from the sale of investments in four portfolio companies, including Cempra, Inc. ($2.0 million), Celladon Corporation ($1.4 million), Everyday Health, Inc. ($387,000) and Identiv, Inc. ($304,000). These gains were partially offset by gross realized losses of $2.7 million from the liquidation of the Company’s investments in eight portfolio companies.

Investment Collateral

In the majority of cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At June 30, 2016, approximately 91.8% of the Company’s debt investments were in a senior secured first lien position, with 42.8% secured by a first priority security in all of the assets of the portfolio company, including its intellectual property; 45.7% secured by a first priority security in all of the assets of the portfolio company and the portfolio company was prohibited from pledging or encumbering its intellectual property, or subject to a negative pledge; and 3.3% secured by a first priority security in all of the assets of the portfolio company, including its intellectual property, with a second lien on the portfolio company’s cash and accounts receivable. The remaining 8.2% of the Company’s debt investments were secured by a second priority security interest in all of the portfolio company’s assets, other than intellectual property. At June 30, 2016 the Company had no equipment only liens on material investments in the Company’s portfolio companies.

Income Recognition

The Company records interest income on an accrual basis and recognizes it as earned in accordance with the contractual terms of the loan agreement, to the extent that such amounts are expected to be collected. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect that principal, interest and other obligations due will be collected in full, the Company will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal and interest due has been paid or the Company believes the portfolio company has demonstrated the ability to repay the Company’s current and future contractual obligations. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, the Company may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

At June 30, 2016, the Company had six debt investments on non-accrual with a cumulative investment cost and approximate fair value of $34.5 million and $2.8 million, respectively. At December 31, 2015, the Company had five debt investments on non-accrual with cumulative investment cost and fair value of approximately $47.4 million and $23.2 million, respectively. In addition, at December 31, 2015, the Company had one debt investment with an investment cost and fair value of approximately $20.1 million and $14.9 million, respectively, for which only the PIK interest is on non-accrual. During the six months ended June 30, 2016, the Company recognized a realized loss of approximately $6.2 million on the settlement of one debt investment that was on non-accrual at December 31, 2015. In addition, the Company recognized a realized loss of $430,000 on the partial write off of one debt investment that was on non-accrual as of December 31, 2015.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The Company had approximately $38.3 million of unamortized fees at June 30, 2016, of which approximately $35.7 million was included as an offset to the cost basis of the Company’s current debt investments and approximately $2.6 million was deferred contingent upon the occurrence of a funding or milestone. At December 31, 2015 the Company had approximately $26.1 million of unamortized fees, of which approximately $23.6 million was included as an offset to the cost basis of the Company’s current debt investments and approximately $2.5 million was deferred contingent upon the occurrence of a funding or milestone.

The Company recognizes nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default, waiver fees and acceleration of previously deferred loan fees and OID related to early loan pay-off or material modification of the specific debt outstanding.

In addition, the Company may also be entitled to an end-of-term payment that is amortized into income over the life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. At June 30, 2016 the Company had approximately $27.5 million in exit fees receivable, of which approximately $25.0 million was included as a component of the cost basis of the Company’s current debt investments and approximately $2.5 million was a deferred receivable related to expired commitments. At December 31, 2015 the Company had approximately $22.7 million in exit fees receivable, of which approximately $17.4 million was included a component of the cost basis of the Company’s current debt investments and approximately $5.3 million was a deferred receivable related to expired commitments.

The Company has debt investments in its portfolio that contain a PIK provision. Contractual PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company will generally cease accruing PIK interest if there is insufficient value to support the accrual or management does not expect the portfolio company to be able to pay all principal and interest due. The Company recorded approximately $1.8 million and $973,000 in PIK income during the three months ended June 30, 2016 and 2015, respectively. The Company recorded approximately $3.5 million and $1.9 million in PIK income during the six months ended June 30, 2016 and 2015, respectively.

To maintain the Company’s status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of distributions even though the Company has not yet collected the cash. Amounts necessary to pay these distributions may come from available cash or the liquidation of certain investments.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the three and six months ended June 30, 2016 and 2015.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables including escrow receivables, accounts payable and accrued liabilities, approximate the fair values of such items due to the short maturity of such instruments. The April

2019 Notes, the September 2019 Notes (together with the April 2019 Notes, the “2019 Notes”), the 2024 Notes, the 2021 Asset-Backed Notes, and the SBA debentures, provide a strategic advantage as sources of liquidity due to their flexible structure, long-term duration, and low fixed interest rates. At June 30, 2016, the April 2019 Notes were trading on the New York Stock Exchange, or NYSE, for $25.70 per share at par value, the September 2019 Notes were trading on the NYSE for $25.52 per share at par value and the 2024 Notes were trading on the NYSE for $25.52 per share at par value. The par value at underwriting for each of these notes was $25.00 per share. Based on market quotations on or around June 30, 2016, the 2021 Asset-Backed Notes were quoted for 0.995 per dollar at par value. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of the SBA debentures would be approximately $196.7 million, compared to the carrying amount of $190.2 million as of June 30, 2016.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 2.

The liabilities of the Company are recorded at amortized cost and not at fair value on the Consolidated Statement of Assets and Liabilities. The following tables provide additional information about the fair value and level in the fair value hierarchy of the Company’s liabilities at June 30, 2016 and December 31, 2015:

(in thousands) Description	June 30, 2016	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
2021 Asset-Backed Notes	$128,654	$—	$128,654	$—
April 2019 Notes	66,296	—	66,296	—
September 2019 Notes	46,829	—	46,829	—
2024 Notes	250,040	—	250,040	—
SBA Debentures	196,692	—	—	196,692

Total	$688,511	$—	$491,819	$196,692

(in thousands) Description	December 31, 2015	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Convertible Senior Notes(1)	$19,540	$—	$19,540	$—
Wells Facility(2)	50,000	—	—	50,000
2021 Asset-Backed Notes	128,775	—	128,775	—
April 2019 Notes	65,573	—	65,573	—
September 2019 Notes	46,297	—	46,297	—
2024 Notes	104,401	—	104,401	—
SBA Debentures	194,121	—	—	194,121

Total	$608,707	$—	$364,586	$244,121

(1)	The Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016.
(2)	As of June 30, 2016 there were no borrowings outstanding on the Wells Facility.

4. Borrowings

Outstanding Borrowings

At June 30, 2016 and December 31, 2015, the Company had the following available borrowings and outstanding borrowings:

	June 30, 2016			December 31, 2015
(in thousands)	Total Available	Principal	Carrying Value(1)	Total Available	Principal	Carrying Value(1)
SBA Debentures(2)	$190,200	$190,200	$187,165	$190,200	$190,200	$186,829
2019 Notes	110,364	110,364	108,499	110,364	110,364	108,179
2024 Notes	244,945	244,945	237,570	103,000	103,000	100,128
2021 Asset-Backed Notes	129,300	129,300	127,461	129,300	129,300	126,995
Convertible Senior Notes(3)	—	—	—	17,604	17,604	17,478
Wells Facility(4)	120,000	—	—	75,000	50,000	50,000
Union Bank Facility(4)	75,000	—	—	75,000	—	—

Total	$869,809	$674,809	$660,695	$700,468	$600,468	$589,609

(1)	Except for the Wells Facility and Union Bank Facility, all carrying values represent the principal amount outstanding less the remaining unamortized debt issuance costs and unaccreted discount, if any, associated with the loan as of the balance sheet date. See “Note 2 – Summary of Significant Accounting Policies” for the amount of debt issuance cost associated with each borrowing.
(2)	At both June 30, 2016 and December 31, 2015, the total available borrowings under the SBA debentures were $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III.
(3)	The Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016.
(4)	Availability subject to the Company meeting the borrowing base requirements. As the Union Bank Facility was replaced on May 5, 2016, amounts included above prior to May 5, 2016 relate to the Prior Union Bank Facility (as defined herein).

Long-Term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. With the Company’s net investment of $44.0 million in HT II as of June 30, 2016, HT II has the capacity to issue a total of $41.2 million of SBA guaranteed debentures, subject to SBA approval, of which $41.2 million was outstanding as of June 30, 2016. As of June 30, 2016, HT II has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of June 30, 2016 the Company held investments in HT II in 35 companies with a fair value of approximately $85.7 million, accounting for approximately 6.6% of the Company’s total portfolio at June 30, 2016. HT II held approximately $112.9 million in assets and accounted for approximately 6.6% of the Company’s total assets prior to consolidation at June 30, 2016.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $74.5 million in HT III as of June 30, 2016, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, of which $149.0 million was outstanding as of June 30, 2016. As of June 30, 2016, HT III has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of June 30, 2016, the Company held investments in HT III in 51 companies with a fair value of approximately $257.3 million, accounting for approximately 19.7% of the Company’s total portfolio at June 30, 2016. HT III held approximately $286.3 million in assets and accounted for approximately 16.7% of the Company’s total assets prior to consolidation at June 30, 2016.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through the Company’s wholly owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and HT III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of June 30, 2016 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in March 2009 are set semiannually in March and September and range from 2.25% to 4.62% excluding annual fees. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of March 2009, the initial maturity of SBA debentures will occur in March 2019. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees on other debentures have been set at 0.906%. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.515%. The rates of borrowings on the Company’s SBA debentures range from 3.05% to 5.53% when including these annual fees.

The average amount of debentures outstanding for the three months ended June 30, 2016 for HT II was approximately $41.2 million with an average interest rate of approximately 4.52%. The average amount of debentures outstanding for the three months ended June 30, 2016 for HT III was approximately $149.0 million with an average interest rate of approximately 3.43%. The average amount of debentures outstanding for the six months ended June 30, 2016 for HT II was approximately $41.2 million with an average interest rate of approximately 4.52%. The average amount of debentures outstanding for the six months ended June 30, 2016 for HT III was approximately $149.0 million with an average interest rate of approximately 3.43%.

For the three and six months ended June 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the SBA debentures are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$1,737	$1,737	$3,475	$3,456
Amortization of debt issuance cost (loan fees)	168	166	336	331

Total interest expense and fees	$1,905	$1,903	$3,811	$3,787

Cash paid for interest expense and fees	$—	$—	$3,461	$3,442

As of June 30, 2016, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $350.0 million, subject to periodic adjustments by the SBA. In aggregate, at June 30,

2016, with the Company’s net investment of $118.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. At June 30, 2016, the Company has issued $190.2 million in SBA-guaranteed debentures in the Company’s SBIC subsidiaries.

The Company reported the following SBA debentures outstanding principal balances as of June 30, 2016 and December 31, 2015:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	June 30, 2016	December 31, 2015
SBA Debentures:
March 25, 2009	March 1, 2019	5.53%	$18,400	$18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$190,200	$190,200

(1)	Interest rate includes annual charge

2019 Notes

On March 6, 2012, the Company and U.S. Bank National Association (the “2019 Trustee”) entered into an indenture (the “Base Indenture”). On April 17, 2012, the Company and the 2019 Trustee entered into the First Supplemental Indenture to the Base Indenture (the “First Supplemental Indenture”), dated April 17, 2012, relating to the Company’s issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% notes due 2019 (the “April 2019 Notes”).

In July 2012, the Company reopened the Company’s April 2019 Notes and issued an additional $41.5 million in aggregate principal amount of April 2019 Notes, which included the exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

On September 24, 2012, the Company and the 2019 Trustee, entered into the Second Supplemental Indenture to the Base Indenture (the “Second Supplemental Indenture”), dated as of September 24, 2012, relating to the Company’s issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% notes due 2019 (the “September 2019 Notes”).

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal outstanding.

In April 2015, the Company redeemed $20.0 million of the $84.5 million issued and outstanding aggregate principal amount of April 2019 Notes, as previously approved by the Board of Directors. In December 2015 the Company redeemed $40.0 million of the $85.9 million issued and outstanding aggregate principal amount of September 2019 Notes, as previously approved by the Board of Directors.

As of June 30, 2016 and December 31, 2015, the 2019 Notes payable outstanding principal balance consists of:

(in thousands)	June 30, 2016	December 31, 2015
April 2019 Notes	$64,490	$64,490
September 2019 Notes	45,874	45,874

Total 2019 Notes Principal Outstanding	$110,364	$110,364

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the NYSE under the trading symbol “HTGZ.”

The April 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grant security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company’s compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the 2019 Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the 2019 Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the NYSE under the trading symbol “HTGY.”

The September 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the 2019 Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Second Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the 2019 Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

For the three and six months ended June 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the April 2019 Notes and September 2019 Notes are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$1,931	$2,748	$3,863	$5,729
Amortization of debt issuance cost (loan fees)	160	711	320	952

Total interest expense and fees	$2,091	$3,459	$4,183	$6,681

Cash paid for interest expense and fees	$1,931	$2,981	$3,863	$5,963

As of June 30, 2016, the Company was in compliance with the terms of the Base Indenture, and respective supplemental indentures thereto, governing the April 2019 Notes and September 2019 Notes.

2024 Notes

On July 14, 2014, the Company and U.S. Bank, N.A. (the “2024 Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture between the Company and the 2024 Trustee, dated July 14, 2014, relating to the Company’s issuance, offer and sale of $100.0 million aggregate principal amount of 6.25% unsecured notes due 2024 (the “2024 Notes”). On August 6, 2014, the underwriters issued notification to exercise their over-allotment option for an additional $3.0 million in aggregate principal amount of the 2024 Notes.

On May 2, 2016, the Company closed an underwritten public offering of an additional $72.9 million in aggregate principal amount of the 2024 Notes. The $72.9 million in aggregate principal amount includes $65.4 million from the initial offering on April 21, 2016 and $7.5 million as a result of underwriters exercising a portion of their option to purchase up to an additional $9.8 million in aggregate principal to cover overallotments on April 29, 2016.

On June 27, 2016, the Company closed an underwritten public offering of an additional $60.0 million in aggregate principal amount of the 2024 Notes. On June 30, 2016, the underwriters exercised their option to purchase up to an additional $9.0 million in aggregate principal to cover overallotments, resulting in total aggregate principal of $69.0 million from the offering.

All issuances of 2024 Notes rank equally in right of payment and form a single series of notes.

The 2024 Notes will mature on July 30, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after July 30, 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2024 Notes bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2014, and trade on the NYSE under the trading symbol “HTGX.”

The 2024 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2024 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Third Supplemental Indenture. The Base Indenture, as supplemented by the Third Supplemental Indenture, also contains certain reporting requirements, including a requirement that the Company provide financial information to the holders of the 2024 Notes and the 2024 Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. The Base Indenture provides for customary events of default and further provides that the 2024 Trustee or the holders of 25% in aggregate principal amount of the outstanding 2024 Notes in a series may declare such 2024 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of June 30, 2016, the Company was in compliance with the terms of the Base Indenture as supplemented by the Third Supplemental Indenture.

At June 30, 2016 and December 31, 2015, the 2024 Notes had an outstanding principal balance of $244.9 million and $103.0 million, respectively.

For the three and six months ended June 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the 2024 Notes are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$2,375	$1,609	$3,984	$3,219
Amortization of debt issuance cost (loan fees)	135	83	218	166

Total interest expense and fees	$2,510	$1,692	$4,202	$3,385

Cash paid for interest expense and fees	$1,609	$1,609	$3,219	$3,219

2021 Asset-Backed Notes

On November 13, 2014, the Company completed a $237.4 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of fixed rate asset-backed notes (the “2021 Asset-Backed Notes”), which were rated A(sf) by Kroll Bond Rating Agency, Inc. (“KBRA”). The 2021 Asset-Backed Notes were sold by Hercules Capital Funding Trust 2014-1 pursuant to a note purchase agreement, dated as of November 13, 2014, by and among the Company, Hercules Capital Funding 2014-1, LLC as trust depositor (the “2014 Trust Depositor”), Hercules Capital Funding Trust 2014-1 as issuer (the “2014 Securitization Issuer”), and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of the Company’s portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. The securitization has an 18-month reinvestment period during which time principal collections may be reinvested into additional eligible loans. Interest on the 2021 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.524% per annum. The 2021 Asset-Backed Notes have a stated maturity of April 16, 2021.

As part of this transaction, the Company entered into a sale and contribution agreement with the 2014 Trust Depositor under which the Company has agreed to sell or have contributed to the 2014 Trust Depositor certain senior loans made to certain of the Company’s portfolio companies (the “2014 Loans”). The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2014 Loans as of the date of their transfer to the 2014 Trust Depositor.

In connection with the issuance and sale of the 2021 Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The 2021 Asset-Backed Notes are secured obligations of the 2014 Securitization Issuer and are non-recourse to the Company. The 2014 Securitization Issuer also entered into an indenture governing the 2021 Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2021 Asset-Backed Notes were sold without being registered under the Securities Act of 1933, as amended, (the “Securities Act”) (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rules 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Sec. 2 (a)(51)(A) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2021 Asset-Backed Notes outside the United States in accordance with Regulation S under the Securities Act. The 2014 Securitization Issuer is not registered under the 1940 Act in reliance on an exemption provided by Section 3(c)(7) thereof and Rule 3a-7 thereunder. In addition, the 2014 Trust Depositor entered into an amended and restated trust agreement in respect of the 2014 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2014 Loans are serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company performs certain servicing and administrative functions with respect to the 2014 Loans. The Company is entitled to receive a monthly fee from the 2014 Securitization Issuer for servicing the 2014 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including October 5, 2014 through and including December 5, 2014 over 360) of 2.00% and the aggregate outstanding principal balance of the 2014 Loans plus collections on deposit in the 2014 Securitization Issuer’s collections account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including October 5, 2014, to the close of business on December 5, 2014). The Company also serves as administrator to the 2014 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At both June 30, 2016 and December 31, 2015, the 2021 Asset-Backed Notes had an outstanding principal balance of $129.3 million.

For the three and six months ended June 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the 2021 Asset-Backed Notes are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$1,139	$1,139	$2,278	$2,278
Amortization of debt issuance cost (loan fees)	234	224	466	446

Total interest expense and fees	$1,373	$1,363	$2,744	$2,724

Cash paid for interest expense and fees	$1,139	$1,139	$2,278	$2,278

Under the terms of the 2021 Asset-Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2021 Asset-Backed Notes. The Company has segregated these funds and classified them as restricted cash. There was approximately $3.6 million and $9.2 million of restricted cash as of June 30, 2016 and December 31, 2015, respectively, funded through interest collections.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes due 2016 (the “Convertible Senior Notes”). The Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016.

Prior to the close of business on October 14, 2015, holders were able to convert their Convertible Senior Notes only under certain circumstances set forth in the indenture governing the Convertible Senior Notes. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the maturity date, holders were able to convert their Convertible Senior Notes at any time. Throughout the life of the Convertible Senior Notes, holders of approximately $74.8 million of the Convertible Senior Notes exercised their conversion rights. These Convertible Senior Notes were settled with a combination of cash equal to the outstanding principal amount of the Convertible Senior Notes and approximately 1.6 million shares of the Company’s common stock, or $24.3 million.

The Company recorded a loss on extinguishment of debt for the proportionate amount of unamortized debt issuance costs and original issue discount. The loss was partially offset by a gain in the amount of the difference between the outstanding principal balance of the Convertible Senior Notes and the fair value of the debt instrument. The net loss on extinguishment of debt the Company recorded for the year ended December 31, 2015 was $1,000. The Company did not record a loss on extinguishment of debt in the three and six months ended June 30, 2016. The loss on extinguishment of debt was classified as a component of net investment income in the Company’s Consolidated Statement of Operations.

The Convertible Senior Notes were accounted for in accordance with ASC Subtopic 470-20 (“Debt Instruments with Conversion and Other Options”). In accounting for the Convertible Senior Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the Consolidated Statement of Assets and Liabilities. As a result, the Company recorded interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 8.1%.

As December 31, 2015, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	December 31, 2015
Principal amount of debt	$17,604
Unamortized debt issuance cost	(44)
Original issue discount, net of accretion	(82)

Carrying value of Convertible Senior Notes	$17,478

For the three and six months ended June 30, 2016 and 2015, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$88	$264	$352	$479
Accretion of original issue discount	21	62	82	123
Amortization of debt issuance cost (loan fees)	11	33	43	66

Total interest expense and fees	$120	$359	$477	$668

Cash paid for interest expense and fees	$440	$529	$440	$529

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1% for the three and six months ended June 30, 2016 and 2015.

Wells Facility

On June 29, 2015, the Company, through a special purpose wholly owned subsidiary, Hercules Funding II LLC (“Hercules Funding II”), entered into an Amended and Restated Loan and Security Agreement (the “Wells Facility”) with Wells Fargo Capital Finance, LLC, as a lender and as the arranger and the administrative agent, and the lenders party thereto from time to time.

The Wells Facility matures on August 2, 2019, unless terminated sooner in accordance with its terms.

Under the Wells Facility, Wells Fargo Capital Finance, LLC made commitments of $75.0 million, Alostar Bank of Commerce made commitments of $20.0 million, and Everbank Commercial Finance Inc. made commitments of $25.0 million. The Wells Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the facility; however, there can be no assurances that additional lenders will join the Wells Facility. Borrowings under the Wells Facility generally bear interest at a rate per annum equal to LIBOR plus 3.25%, and the Wells Facility has an advance rate of 50% against eligible debt investments. The Wells Facility is secured by all of the assets of Hercules Funding II. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. For the three and six months ended June 30, 2016, this non-use fee was approximately $115,000 and $181,000, respectively. For the three and six months ended June 30, 2015, this non-use fee was approximately $94,000 and $188,000, respectively.

The Wells Facility also includes various financial and other covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to Hercules Funding II, including covenants relating to certain changes of control of the Company and Hercules Funding II. Among other things, these covenants also require the Company to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014. As of June 30, 2016, the minimum tangible net worth covenant increased to $612.4 million as a result of the March 2015 follow-on public offering of 7.6 million shares of common stock for total gross proceeds of approximately $100.4 million and the 2.1 million shares of common stock issued under the At-The-Market (“ATM”) equity distribution agreement with JMP Securities (“JMP”) for gross proceeds of $24.5 million during the six months ended June 30, 2016. The Wells Facility provides for customary events of default, including, without limitation, with respect to payment defaults, breach of representations and covenants, certain key person provisions, cross acceleration provisions to certain other debt, lien and judgment limitations, and bankruptcy.

On June 20, 2011 the Company paid $1.1 million in structuring fees in connection with the original Wells Facility. In connection with an amendment to the original Wells Facility in August 2014, the Company paid an additional $750,000 in structuring fees and in connection with the amendment in December 2015, the Company paid an additional $188,000 in structuring fees. These fees are being amortized through the end of the term of the Wells Facility.

The Company had aggregate draws of $146.0 million on the available facility during the six months ended June 30, 2016 offset by repayments of $196.0 million. At December 31, 2015 there was $50.0 million, respectively, of borrowings outstanding on this facility. There were no borrowings outstanding on the facility as of June 30, 2016

For the three and six months ended June 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the Wells Facility are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$226	$—	$500	$—
Amortization of debt issuance cost (loan fees)	122	86	227	172

Total interest expense and fees	$348	$86	$727	$172

Cash paid for interest expense and fees	$333	$—	$577	$—

Union Bank Facility

On May 5, 2016, the Company, through a special purpose wholly owned subsidiary, Hercules Funding III, as borrower, entered into the credit facility (the “Union Bank Facility”) with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to the Union Bank Facility from time to time. The Union Bank Facility replaced the company’s credit facility (the “Prior Union Bank Facility”) entered into on August 14, 2014 (as amended and restated from time to time) with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to the Prior Union Bank Facility from time to time. Any references to amounts related to the Union Bank Facility prior to May 5, 2016 were incurred and relate to the Prior Union Bank Facility.

Under the Union Bank Facility, MUFG Union Bank made commitments of $75.0 million. The Union Bank Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $200.0 million, funded by additional lenders and with the agreement of MUFG Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility to increase available borrowings. Borrowings under the Union Bank Facility generally bear interest at either (i) if such borrowing is a base rate loan, a base rate per annum equal to the federal funds rate plus 1.00%, LIBOR plus 1.00% or MUFG Union Bank’s prime rate, in each case, plus a margin of 1.25% or (ii) if such borrowing is a LIBOR loan, a rate per annum equal to LIBOR plus 3.25%, and the Union Bank Facility generally has an advance rate of 50% against eligible debt investments. The Union Bank Facility is secured by all of the assets of HT III.

The Union Bank Facility requires payment of a non-use fee during the revolving credit availability period on a scale of 0.25% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. The Company paid a one-time $562,500 structuring fee in connection with the Union Bank Facility. Although the Company did not incur any non-use fees under the Union Bank Facility prior to May 5, 2016, for the three and six months ended June 30, 2016, the company incurred non-use fees under the existing and previous Union Bank Facility of approximately $87,000 and $182,000, respectively. For the three and six months ended June 30, 2015, the non-use fee was approximately $95,000 and $189,000, respectively.

The Union Bank Facility also includes various financial and other covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to HT III, including covenants relating to certain changes of control of the Company and HT III. Among other things, these covenants also require the Company to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014. As of June 30, 2016, the minimum tangible net worth covenant increased to $661.4 million as a result of the March 2015 follow-on public offering of 7.6 million shares of common stock for total net proceeds of approximately $100.1 million and the 2.1 million shares of common stock issued under the ATM equity distribution agreement with JMP for net proceeds of $23.7 million during the six months ended June 30, 2016. The Union Bank Facility provides for customary events of default, including with respect to payment defaults, breach of representations and covenants, servicer defaults, certain key person provisions, cross default provisions to certain other debt, lien and judgment limitations, and bankruptcy.

The Union Bank Facility matures on May 5, 2020, unless sooner terminated in accordance with its terms.

In connection with the Union Bank Facility, the Company and HT III also entered into the Sale Agreement, by and among HT III, as borrower, the Company, as originator and servicer, and MUFG Union Bank, as agent. Under the Sale Agreement, the Company agrees to (i) sell or transfer certain loans to HT III under the MUFG Union Bank Facility and (ii) act as servicer for the loans sold or transferred.

The Company had aggregate draws of $25.0 million on the available facility during the six months ended June 30, 2016 offset by repayments of $25.0 million. At June 30, 2016 there were no borrowings outstanding on the Union Bank Facility.

For the three and six months ended June 30, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the previous and current Union Bank Facility are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Interest expense	$55	$—	$55	$—
Amortization of debt issuance cost (loan fees)	95	15	133	30

Total interest expense and fees	$150	$15	$188	$30

Cash paid for interest expense and fees	$333	$—	$577	$—

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. (“Citigroup”), which expired under normal terms. During the first quarter of 2009, the Company paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of debt investments and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the six months ended June 30, 2016, the Company reduced its realized gain by approximately $146,000 for Citigroup’s participation from the acquisition proceeds received on equity exercised from warrants that were included in the collateral pool. The Company recorded a decrease in participation liability and an increase in unrealized appreciation by a net amount of approximately $32,000 primarily due to depreciation of fair value on the pool of warrants collateralized under the warrant participation and the acquisition proceeds received on the Company’s Ping Identity Corporation equity investment. The remaining value of Citigroup’s participation right on unrealized gains in the related equity investments is approximately $79,000 as of June 30, 2016 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $2.4 million under the warrant participation agreement thereby reducing realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between August 2016 and January 2017.

5. Income taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed as dividends to stockholders. Taxable income includes the Company’s taxable interest, dividend and fee income, reduced by certain deductions, as well as taxable net realized securities gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as such gains or losses are not included in taxable income until they are realized.

To qualify and be subject to tax as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing dividends of an amount generally at least equal to 90% of its investment company taxable income, as defined by the Code and determined without regard to any deduction for distributions paid, to its stockholders. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividend distributions declared, however, a portion of the total amount of the Company’s distributions for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

During the three months ended June 30, 2016, the Company declared a distribution of $0.31 per share. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s taxable year generally based upon its taxable income for the full taxable year and distributions paid for the full taxable year. As a result, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full taxable year. If the Company had determined the tax attributes of our distributions taxable year-to-date as of June 30, 2016, 100% would be from our current and accumulated earnings and profits. However, there can be no certainty to stockholders that this determination is representative of what the actual tax attributes of the Company’s 2016 distributions to stockholders will be.

As a RIC, the Company will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Company distributes dividends in a timely manner to our stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of the Company’s ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of the Company’s capital gain net income for the 1-year period ending October 31 of each such calendar year and (3) any ordinary income and capital gain net income realized, but not distributed, in preceding calendar years. The Company will not be subject to excise taxes on amounts on which the Company is required to pay corporate income tax (such as retained net capital gains).

Depending on the level of taxable income earned in a taxable year, the Company may choose to carry over taxable income in excess of current taxable year distributions from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of distributions paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent the Company chooses to carry over taxable income into the next taxable year, dividend distributions declared and paid by the Company in a taxable year may differ from the Company’s taxable income for that taxable year as such dividend distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

The Company has taxable subsidiaries which are designed to hold certain portfolio investments in an effort to limit potential legal liability and/or comply with source-income type requirements contained in the RIC tax provisions of the Code. These taxable subsidies are consolidated for U.S. GAAP financial reporting purposes and the portfolio investments held by the taxable subsidiaries are included in the Company’s consolidated financial statements, and recorded at fair value. The taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities as a result of their ownership of certain portfolio investments. Any income generated by the taxable subsidiaries would be taxed at normal corporate tax rates based on its taxable income.

Taxable income for the six months ended June 30, 2016 was approximately $43.8 million or $0.61 per share. Taxable net realized losses for the same period was $2.4 million or approximately $0.03 per share. Taxable income for the six months ended June 30, 2015 was approximately $32.0 million or $0.48 per share. Taxable net realized losses for the same period were $3.0 million or approximately $0.05 per share.

For the six months ended June 30, 2016, the Company paid approximately $18,000 of tax expense and had approximately $498,000 of accrued but unpaid tax expense as of the balance sheet date. For the six months ended June 30, 2015, the Company paid approximately $696,000 of tax expense and did not have an accrued but unpaid amount as of the balance sheet date.

The Company intends to distribute approximately $8.2 million of spillover earnings from ordinary income from the year ended December 31, 2015 to the Company’s stockholders in 2016.

6. Stockholders’ Equity

On August 16, 2013, the Company entered into an ATM equity distribution agreement (the “Equity Distribution Agreement”) with JMP and on March 7, 2016, the Company renewed the Equity Distribution Agreement. The Equity Distribution Agreement provides that the Company may offer and sell up to 8.0 million shares of its common stock from time to time through JMP, as its sales agent. Sales of the Company’s common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

During the three and six months ended June 30, 2016 the Company sold 1.0 million and 2.1 million shares of common stock for total accumulated net proceeds of approximately $11.3 million and $23.7 million, respectively, including $420,000 and $822,000 of offering expenses, respectively. The Company did not sell any shares under the program during the year ended December 31, 2015. The Company generally uses net proceeds from these offerings to make investments, to repurchase or pay down liabilities and for general corporate purposes. As of June 30, 2016 approximately 5.3 million shares remain available for issuance and sale under the equity distribution agreement. See “Note 12 – Subsequent Events”.

On February 24, 2015, the Company’s Board of Directors authorized a stock repurchase plan permitting the Company to repurchase up to $50.0 million of its common stock. This plan expired on August 24, 2015. On August 27, 2015, the Company’s Board of Directors authorized a replacement stock repurchase plan permitting the Company to repurchase up to $50.0 million of its common stock. On February 17, 2016 the Board of Directors extended the program until August 23, 2016. The Company may repurchase shares of its common stock in the open market, including block purchases, at prices that may be above or below the net asset value as reported in the most recently published financial statements. The Company expects that the share repurchase program will be in effect until August 23, 2016, or until the approved dollar amount has been used to repurchase shares. During the six months ended June 30, 2016 the Company repurchased 449,588 shares of its common stock at an average price per share of $10.64 per share and a total cost of approximately $4.8 million. The Company did not make any repurchases during the three months ended June 30, 2016. As of June 30, 2016 approximately $40.6 million of common stock remains eligible for repurchase under the stock repurchase plan. See “Item 2. Unregistered Sales of Equity Securities and Use of Proceeds” for further information on the repurchases made during the period.

The Company anticipates that the manner, timing, and amount of any share purchases will be determined by management based upon the evaluation of market conditions, stock price, and additional factors in accordance with regulatory requirements. Pursuant to the 1940 Act, the Company is required to notify stockholders when such a program is initiated or implemented. The repurchase program does not require the Company to acquire any specific number of shares and may be extended, modified, or discontinued at any time.

On March 27, 2015, the Company raised approximately $100.1 million, after deducting offering expenses of $323,000, in a public offering of 7,590,000 shares of its common stock.

At the 2015 Annual Meeting of Stockholders on July 7, 2015, the Company’s common stockholders approved a proposal to allow the Company to issue common stock at a discount from its then current net asset value (“NAV”) per share, which was effective until the 2016 annual meeting of stockholders. In connection with the receipt of such stockholder approval, the Company will limit the number of shares that it issues at a price below NAV pursuant to this authorization so that the aggregate dilutive effect on the Company’s then outstanding shares will not exceed 20%. The Company’s Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of NAV per share. During the three and six months ended June 30, 2016 the Company has not issued common stock at a discount to NAV. The Company did not issue common stock at a discount to NAV during the year ended December 31, 2015.

The Company has issued stock options for common stock subject to future issuance, of which 635,557 and 622,171 were outstanding at June 30, 2016 and December 31, 2015, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 12.0 million shares of common stock.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1.0 million shares of common stock. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the stockholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of the Company’s outstanding voting securities.

The following table summarizes the common stock options activities for the six months ended June 30, 2016 and 2015:

	Six Months Ended June 30,
	2016		2015
	Common Stock Options	Weighted Average Exercise Price	Common Stock Options	Weighted Average Exercise Price
Outstanding at December 31,	622,171	$14.25	695,672	$14.58
Granted	128,000	$11.32	78,500	$14.04
Exercised	(11,113)	$10.61	(36,331)	$10.81
Forfeited	(57,948)	$14.16	(155,280)	$14.77
Expired	(45,553)	$15.01	(4,610)	$12.28

Outstanding at June 30,	635,557	$13.68	577,951	$14.71

Shares Expected to Vest at June 30,	325,833	$13.68	405,484	$14.71

The following table summarizes common stock options outstanding and exercisable at June 30, 2016:

(Dollars in thousands, except exercise price)	Options Outstanding				Options Exercisable
Range of exercise prices	Number of shares	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value	Weighted Average Exercise Price	Number of shares	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value	Weighted Average Exercise Price
$9.25 - $14.02	285,140	6.14	$302,934	$11.49	63,597	3.57	$79,734	$11.52
$14.60 - $16.34	350,417	5.08	—	$15.46	246,127	4.83	—	$15.42

$9.25 - $16.34	635,557	5.56	$302,934	$13.68	309,724	4.57	$79,734	$14.62

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months.

All options may be exercised for a period ending seven years after the date of grant. At June 30, 2016 options for 309,724 shares were exercisable at a weighted average exercise price of approximately $14.62 per share with a weighted average remaining contractual term of 4.57 years.

The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the six months ended June 30, 2016 and 2015 was approximately $46,000 and $30,000, respectively. During the six months ended June 30, 2016 and 2015, approximately $100,000 and $137,000 of share-based cost due to stock option grants was expensed, respectively. As of June 30, 2016 there was approximately $133,000 of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average remaining vesting period of 1.41 years.

The Company follows ASC Topic 718 (“Compensation – Stock Compensation”) to account for stock options granted. Under ASC Topic 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life. The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for the six months ended June 30, 2016 and 2015:

	Six Months Ended June 30,
	2016	2015
Expected Volatility	23.73%	18.94%
Expected Dividends	10%	10%
Expected term (in years)	4.5	4.5
Risk-free rate	0.93% - 1.63%	1.08% - 1.64%

During the six months ended June 30, 2016 and 2015 the Company granted 547,214 shares and 602,916 shares, respectively, of restricted stock pursuant to the Plans. The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the six months ended June 30, 2016 and 2015 was approximately $6.6 million and $8.4 million, respectively. During the six months ended June 30, 2016 and 2015, the Company expensed approximately $4.1 million and $4.9 million of compensation expense related to restricted stock, respectively. As of June 30, 2016, there was approximately $10.7 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average remaining vesting period of 2.08 years.

The following table summarizes the activities for the Company’s unvested restricted stock for the six months ended June 30, 2016 and 2015:

	Six Months Ended June 30,
	2016		2015
	Restricted Stock Awards	Weighted Average Grant Date Fair Value	Restricted Stock Awards	Weighted Average Grant Date Fair Value
Unvested at December 31,	850,072	$13.59	1,302,780	$13.23
Granted	547,214	$12.01	602,916	$13.98
Vested	(421,223)	$13.68	(587,095)	$13.31
Forfeited	(10,638)	$13.36	(267,656)	$13.26

Unvested at June 30,	965,425	$12.65	1,050,945	$13.62

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of the Company’s stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make a cash payment at the time of option exercise or to pay taxes on restricted stock.

8. Earnings Per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share data)	2016	2015	2016	2015
Numerator
Net increase in net assets resulting from operations	$9,475	$2,752	$23,770	$24,670
Less: Distributions declared-common and restricted shares	(22,836)	(22,501)	(45,206)	(42,766)

Undistributed (distributions in excess of) earnings	(13,361)	(19,749)	(21,436)	(18,096)

Undistributed (distributions in excess of) earnings-common shares	(13,361)	(19,749)	(21,436)	(18,096)
Add: Distributions declared-common shares	22,519	22,154	44,494	41,867

Numerator for basic and diluted change in net assets per common share	$9,158	$2,405	$23,058	$23,771

Denominator
Basic weighted average common shares outstanding	72,746	71,368	71,959	67,596
Common shares issuable	16	225	6	305

Weighted average common shares outstanding assuming dilution	72,762	71,593	71,965	67,901

Change in net assets per common share
Basic	$0.13	$0.03	$0.32	$0.35
Diluted	$0.13	$0.03	$0.32	$0.35

In the table above, unvested share-based payment awards that have non-forfeitable rights to distributions or distribution equivalents are treated as participating securities for calculating earnings per share.

Unvested common stock options are also included in the denominator for the purpose of calculating diluted earnings per share. For the three and six months ended June 30, 2015, the dilutive effect of the Convertible Senior Notes under the treasury stock method was also included in this calculation because the Company’s share price was greater than the conversion price in effect ($11.21 as of June 30, 2015) for the Convertible Senior Notes for such periods. The Convertible Senior Notes were fully settled on or before their contractual maturity date of April 15, 2016, as such there is no potential additional dilutive effect for the three and six months ended June 30, 2016.

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti-dilutive shares. For the three months ended June 30, 2016 and 2015, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 673,654 shares and 588,498 shares, respectively. For the six months ended June 30, 2016 and 2015, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 695,667 shares and 620,124 shares, respectively.

At June 30, 2016, the Company was authorized to issue 200.0 million shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

9. Financial Highlights

Following is a schedule of financial highlights for the six months ended June 30, 2016 and 2015:

	Six Months Ended June 30,
	2016	2015
Per share data(1):
Net asset value at beginning of period	$9.94	$10.18
Net investment income	0.60	0.44
Net realized gain on investments	(0.06)	0.03
Net unrealized appreciation (depreciation) on investments	(0.21)	(0.09)

Total from investment operations	0.33	0.38
Net increase (decrease) in net assets from capital share transactions(1)	(0.04)	0.26
Distributions of net investment income(6)	(0.63)	(0.63)
Stock-based compensation expense included in investment income(2)	0.06	0.07

Net asset value at end of period	$9.66	$10.26

Ratios and supplemental data:
Per share market value at end of period	$12.42	$11.55
Total return(3)	7.24%	(18.82%)
Shares outstanding at end of period	74,320	72,493
Weighted average number of common shares outstanding	71,959	67,596
Net assets at end of period	$717,795	$743,691
Ratio of total expense to average net assets(4)	10.82%	11.46%
Ratio of net investment income before investment gains and losses to average net assets(4)	12.05%	8.36%
Portfolio turnover rate(5)	18.61%	14.42%
Average debt outstanding	$595,652	$611,061
Weighted average debt per common share	$8.28	$9.04

(1)	All per share activity is calculated based on the weighted average shares outstanding for the relevant period, except net increase (decrease) in net assets from capital share transactions, which is based on the common shares outstanding as of the relevant balance sheet date.
(2)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC Topic 718, net investment income includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.
(3)	The total return for the six months ended June 30, 2016 and 2015 equals the change in the ending market value over the beginning of the period price per share plus distributions paid per share during the period, divided by the beginning price assuming the distribution is reinvested on the date of the distribution. As such, the total return is not annualized. The total return does not reflect any sales load that must be paid by investors.
(4)	All ratios are calculated based on weighted average net assets for the relevant period and are annualized.
(5)	The portfolio turnover rate for the six months ended June 30, 2016 and 2015 equals the lesser of investment portfolio purchases or sales during the period, divided by the average investment portfolio value during the period. As such, portfolio turnover rate is not annualized.
(6)	Includes distributions on unvested shares.

10. Commitments and Contingencies

The Company’s commitments and contingencies consist primarily of unused commitments to extend credit in the form of loans to the Company’s portfolio companies. A portion of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Furthermore, our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the Company. Since a portion of these commitments may expire without being drawn, unfunded contractual commitments do not necessarily represent future cash requirements. As such, the Company’s disclosure of unfunded contractual commitments includes only those which are available at the request of the portfolio company and unencumbered by milestones.

At June 30, 2016, the Company had approximately $71.2 million of unfunded commitments, including undrawn revolving facilities, which were available at the request of the portfolio company and unencumbered by milestones.

The Company also had approximately $115.0 million of non-binding term sheets outstanding at June 30, 2016. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. These non-binding term sheets generally convert to contractual commitments in approximately 90 days from signing. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of the Company’s unfunded commitments is considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding, given that interest rates are generally pegged to a market indices and given the existence of milestones, conditions and/or obligations imbedded in the borrowing agreements.

As of June 30, 2016, the Company’s unfunded contractual commitments available at the request of the portfolio company, including undrawn revolving facilities, and unencumbered by milestones are as follows:

(in thousands) Portfolio Company	Unfunded Commitments(1)
Paratek Pharmaceuticals, Inc.	$20,000
NewVoiceMedia Limited	15,000
Aquantia Corp.	11,500
Bellicum Pharmaceuticals, Inc.	5,000
Genocea Biosciences, Inc.	5,000
Druva, Inc.	5,000
Flowonix Medical	5,000
Quanterix Corporation	3,000
Achronix Semiconductor Corporation	1,657

Total	$71,157

(1)	Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $436,000 and $872,000 during the three and six months ended June 30, 2016. Total rent expense amounted to approximately $409,000 and $818,000 during the same periods ended June 30, 2015. The Company’s contractual obligations as of June 30, 2016 include:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$674,809	$—	$212,189	$107,425	$355,195
Operating Lease Obligations(5)	4,071	1,628	2,266	177	—

Total	$678,880	$1,628	$214,455	$107,602	$355,195

(1)	Excludes commitments to extend credit to the Company’s portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4 to the Company’s consolidated financial statements.
(3)	Includes $190.2 million in principal outstanding under the SBA debentures, $110.4 million of the 2019 Notes, $244.9 million of the 2024 Notes, and $129.3 million of the 2021 Asset-Backed Notes as of June 30, 2016.
(4)	Amounts represent future principal repayments and not the carrying value of each liability. See Note 4 to the Company’s consolidated financial statements.
(5)	Long-term facility leases.

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, the Company does not expect any current matters will materially affect the Company’s financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on the Company’s financial condition or results of operations in any future reporting period.

11. Recent Accounting Pronouncements

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities,” which, among other things, requires that (i) all equity investments, other than equity-method investments, in unconsolidated entities generally be measured at fair value through earnings and (ii) an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the ASU changes the disclosure requirements for financial instruments. ASU 2016-01 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. Early adoption is permitted for certain provisions. The Company is currently evaluating the impact that ASU 2016-01 will have on its consolidated financial statements and disclosures.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842),” which, among other things, requires recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. Additionally, the ASU requires the classification of all cash payments on leases within operating activities in the Consolidated Statement of Cash Flows. ASU 2016-02 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2018. Early adoption is permitted. The Company is currently evaluating the impact that ASU 2016-02 will have on its consolidated financial statements and disclosures.

In March 2016, the FASB issued ASU 2016-09, “Compensation – Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting,” which, among other things, simplifies several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. ASU

2016-09 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2016. Early adoption is permitted. The Company is currently evaluating the impact that ASU 2016-09 will have on its consolidated financial statements and disclosures.

12. Subsequent Events

Dividend Distribution Declaration

On July 27, 2016 the Board of Directors declared a cash dividend distribution of $0.31 per share to be paid on August 22, 2016 to stockholders of record as of August 15, 2016. This dividend distribution represents the Company’s forty-fourth consecutive dividend declaration since the Company’s IPO, bringing the total cumulative dividend declared to date to $12.16 per share.

ATM Issuances

Subsequent to June 30, 2016 and as of August 1, 2016, the Company sold 529,000 shares of common stock for total accumulated net proceeds of approximately $6.5 million, including $83,000 of offering expenses, under its ATM equity distribution agreement with JMP. As of August 1, 2016 approximately 4.8 million shares remain available for issuance and sale under the equity distribution agreement.

Union Bank Facility

On July 18, 2016, we entered into the First Amendment to the Loan and Security Agreement, dated as of May 5, 2016 with MUFG Union Bank, N.A. The Amendment amends certain definitions relating to borrowings which accrue interest based on the London Interbank Offered Rate (“LIBOR Loans”) and (ii) the method(s) for calculating interest on and the paying of certain fees related to such LIBOR Loans.

Portfolio Company Developments

As of August 1, 2016, the Company held warrants or equity positions in four companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings. All four companies filed confidentially under the Jumpstart Our Business Startups Act. There can be no assurance that companies that have yet to complete their initial public offerings will do so in a timely matter or at all. In addition, subsequent to June 30, 2016 the following portfolio companies completed liquidity events:

1.	On May 1, 2016, the Company’s portfolio company, BIND Therapeutics, Inc. (“BIND”), filed for Voluntary Chapter 11 Bankruptcy Protection in the District of Delaware. On July 27, 2016, the U.S. Bankruptcy Court approved a $40.0 million offer from Pfizer Inc. to buy the assets of BIND. The Company has fully recovered its outstanding obligation from BIND.

2.	In July 2016, Nuance Communications, Inc. announced that it has entered into a definitive agreement to acquire the Company’s portfolio company TouchCommerce, Inc. for approximately $215.0 million. The Company held warrants for 2.3 million shares of Preferred Series E stock as of June 30, 2016.

3.	In July 2016, the Company’s portfolio company TPI Composites, Inc. completed its initial public offering.

Schedule 12-14

HERCULES CAPITAL, INC.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

As of and for the Six Months Ended June 30, 2016

(in thousands)

Portfolio Company	Investment(1)	Amount of Interest Credited to Income(2)	As of December 31, 2015 Fair Value	Gross Additions(3)	Gross Reductions(4)	Net Change in Unrealized Appreciation/ (Depreciation)	As of June 30, 2016 Fair Value
Control Investments
SkyCross, Inc.(5)	Senior Debt	$—	$—	$16,900	$(13,479)	$(3,421)	$—
	Preferred Warrants	—	—	394	(394)	—	—
Achilles Technology Management Co II, Inc.(5)	Common Stock	—	—	4,000	—	—	4,000

Total Control Investments		$—	$—	$21,294	$(13,873)	$(3,421)	$4,000

Affiliate Investments
Optiscan BioMedical, Corp.	Senior Debt	$12	$—	$431	$(431)	$—	$—
	Preferred Stock	—	6,661	962	—	(3,230)	4,393
	Preferred Warrants	—	312	—	—	(156)	156
Stion Corporation	Senior Debt	103	1,013	—	(905)	1,187	1,295

Total Affiliate Investments		$115	$7,986	$1,393	$(1,336)	$(2,199)	$5,844

Total Control and Affiliate Investments		$115	$7,986	$22,687	$(15,209)	$(5,620)	$9,844

(1)	Stock and warrants are generally non-income producing and restricted. The principal amount for debt is shown in the Consolidated Schedule of Investments as of June 30, 2016
(2)	Represents the total amount of interest or dividends credited to income for the period an investment was an affiliate or control investment.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include previously recognized depreciation on investments that become control or affiliate investments during the period.
(5)	As of June 30, 2016, the Company’s investments in SkyCross, Inc. became classified as a control investment as a result of obtaining more than 50% representation on a portfolio company’s board. In addition, as of June 30, 2016 the Company owned 100% of the equity of Achilles Technology Management Co II, Inc. and classified it as a control investment in accordance with the requirements of the 1940 Act. During the three months ended June 30, 2016, Achilles Technology Management Co II, Inc. acquired the assets of a global antenna company that produces radio frequency system solutions as part of an article 9 consensual foreclosure and public auction for total consideration in the amount of $4 million. The Company’s investment in Achilles Technology Management Co II, Inc. is carried on the consolidated statement of assets and liabilities at fair value.

Up to $150,000,000

6.25% Notes due 2024

PROSPECTUS SUPPLEMENT

FBR

The date of this prospectus supplement is November 14, 2016